As filed with the Securities and Exchange Commission on April 30, 2012

Registration No. 333-70728

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 38

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 194

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.)

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304 (Address of Depositor’s Principal Executive Offices)	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805 (Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2012, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2012

This Prospectus describes interests in VENTURE® flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Variable Annuity Contract for the name of your issuing Company. Effective October 7, 2011, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust[1,2]	Franklin Templeton Founding Allocation Trust[2]	Natural Resources Trust[2]
Active Bond Trust[1,2]	Fundamental All Cap Core Trust1,2,[4]	Real Estate Securities Trust[2]
All Cap Core Trust[1,2]	Fundamental Holdings Trust2,[5]	Real Return Bond Trust[1,2]
All Cap Value Trust[1,2]	Fundamental Large Cap Value Trust1,2,[6]	Science & Technology Trust[2]
American Asset Allocation Trust[2]	Fundamental Value Trust[2]	Short Term Government Income Trust[2]
American Blue Chip Income & Growth Trust[1,2]	Global Bond Trust[2]	Small Cap Growth Trust[2]
American Global Growth Trust[2]	Global Diversification Trust2,[7]	Small Cap Index Trust[1,2]
American Global Small Capitalization Trust[2]	Global Trust[1,2]	Small Cap Opportunities Trust[2]
American Growth Trust[2]	Health Sciences Trust[2]	Small Cap Value Trust[2]
American Growth-Income Trust[2]	High Yield Trust[2]	Small Company Value Trust[2]
American High-Income Bond Trust[2]	International Core Trust[2]	Smaller Company Growth Trust[2]
American International Trust[2]	International Equity Index Trust A1,2	Strategic Income Opportunities Trust[1,2]
American New World Trust[2]	International Opportunities Trust[2]	Total Bond Market Trust A
Blue Chip Growth Trust[2]	International Small Company Trust[2]	Total Return Trust[2]
Bond Trust2,[3]	International Value Trust[2]	Total Stock Market Index Trust[1,2]
Capital Appreciation Trust[2]	Investment Quality Bond Trust[2]	Ultra Short Term Bond Trust
Capital Appreciation Value Trust[2]	Lifestyle Aggressive Trust[2]	U.S. Equity Trust1,2,[9]
Core Allocation Plus Trust[2]	Lifestyle Balanced Trust	Utilities Trust[1,2]
Core Bond Trust[1,2]	Lifestyle Conservative Trust	Value Trust[2]
Core Fundamental Holdings Trust	Lifestyle Growth Trust[8]
Core Global Diversification Trust	Lifestyle Moderate Trust	BLACKROCK VARIABLE SERIES FUNDS, INC.
Core Strategy Trust	Mid Cap Index Trust[1,2]	BlackRock Basic Value V. I. Fund[10]
Disciplined Diversification Trust[2]	Mid Cap Stock Trust[2]	BlackRock Value Opportunities V. I. Fund[10]
Equity-Income Trust[2]	Mid Value Trust[1,2]	BlackRock Global Allocation V. I. Fund[10]
Financial Services Trust[2]	Money Market Trust
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio[1]

[1]	Not available with Venture 2006, Ven 24, Ven 20 and Ven 21 Contracts issued on or after May 1, 2006.
[2]	Not available with John Hancock USA Contracts issued on or after November 23, 2009.
[3]	Successor to American Bond Trust.
[4]	Formerly Optimized All Cap Trust.
[5]	Formerly American Fundamental Holdings Trust.
[6]	Formerly Optimized Value Trust.
[7]	Formerly American Global Diversification Trust.
[8]	Successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust.
[9]	Successor to Large Cap Trust.
[10]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

If you purchased a John Hancock New York Contract, you may have elected a “Payment Enhancement” feature for an extra fee. If you did, John Hancock New York adds a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center	Mailing Address	Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

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iii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchase. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

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Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

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John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

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Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus describes Contracts purchased before October 7, 2011. For these purposes, “purchase” means that you completed an application and we received it on or before October 7, 2011.

This Prospectus is only authorized for use in connection with Venture® Variable Annuity Contracts purchased prior to October 7, 2011.

This Prospectus primarily describes features of our previously issued versions of the Venture® Contract. We describe several versions of the Venture® Contract, which we may refer to as Venture® 2006 (available May 1, 2006 – October 7, 2011), subject to state availability), Ven 20, or Ven 22 (available May 1, 1998 – November 20, 2006, subject to state availability) and Ven 24 (available May 1999 – May 2006 in New York only). This Prospectus also describes certain older versions of the Contract, including Ven 8 (sold from September 1992 until February 1995) and Ven 9 (sold only in New York from November 1992 – May 1999), Ven 7 (sold from August 1989 until April 1999), Ven 3, (sold from November 1986 until October 1993), and Ven 1 (sold from June 1985 until June 1987). The principal differences between the recent versions of the Contract and the prior Contracts relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and, in the case of Ven 7 and Ven 8 Contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

You may have elected to purchase additional benefit options when you purchased your Contract. The Contract may offer an optional death benefit and optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under Appendix C: “Optional Enhanced Death Benefits” and Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

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How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

How can I invest money in the Contract?

We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

Type of Contract	Minimum Initial Purchase Payment[1,2]	Minimum Additional Purchase Payment[1]
Nonqualified	$5,000	$30
Qualified	$2,000	$30

[1]

The minimums differ from the amount shown for Ven 1 Contracts. For Ven 1 Nonqualified Contracts, the minimum initial Purchase Payment is $5,000 and the minimum Additional Purchase Payment is $300. We impose a minimum of $25 for Purchase Payments for Ven 1 Contracts issued as Qualified Contracts.

[2]	If you purchased a John Hancock New York Contract with the optional Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.

We may refuse to accept any Purchase Payment under a Ven 1 Contract in excess of $10,000 per Contract Year. There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

What charges do I pay under the Contract?

Your Contract has an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

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In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

Note regarding Ven 1 Contracts. Ven 1 Contracts may invest in the Investment Quality Bond, Money Market and U.S. Equity Investment Options only. Other Contracts and/or Riders may also restrict available Investment Options.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

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What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix C: Optional Enhanced Death Benefits

•	Guaranteed Earnings Multiplier Death Benefit;

•	Triple Protection Death Benefit;

•	Enhanced Death Benefit (Ven 7 and Ven 8 only); and

•	Annual Step-Up Death Benefit (Venture® 2006 only).

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

•	Income Plus For Life 1.11;

•	Income Plus For Life – Joint Life 1.11;

•	Income Plus For Life 5.09;

•	Income Plus For Life – Joint Life 5.09;

•	Income Plus For Life 12.08;

•	Income Plus For Life – Joint Life 12.08;

•	Income Plus For Life (Quarterly Step-Up Review);

•	Income Plus For Life – Joint Life (Quarterly Step-Up Review);

•	Income Plus For Life (Annual Step-Up Review);

•	Income Plus For Life – Joint Life (Annual Step-Up Review);

•	Principal Plus;

•	Principal Plus for Life;

•	Principal Plus for Life Plus Automatic Annual Step-Up;

•	Principal Plus for Life Plus Spousal Protection; and

•	Principal Returns.

We use the term “Income Plus For Life Series Riders” in the Prospectus to refer to all ten Income Plus For Life Riders, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life – Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life – Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; Income Plus For Life – Joint Life 12.08; Income Plus For Life 5.09; Income Plus For Life – Joint Life 5.09; Income Plus For Life 1.11; and Income Plus For Life – Joint Life 1.11.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits

•	Guaranteed Retirement Income Programs – offered by John Hancock USA;

•	Guaranteed Retirement Income Programs – offered by John Hancock New York.

Payment Enhancement Rider. If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider. Under this Rider, John Hancock New York credits a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004, or between October 16, 2006 and November 9, 2007) of the Purchase Payment and allocate it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge that applies for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January 2001 or on or after November 12, 2007. When available, it could only be elected at Contract issue, and it cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of NY by John Hancock USA.

8

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Can I return my Contract?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In some states, you receive a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states you receive a refund of any Purchase Payments you made if that amount was higher than the Contract Value. If your Contract was issued as an IRA, during the first 7 days of the right to review period, you receive all Purchase Payments you made if that amount is greater than the amount otherwise payable. The date of cancellation is the date we receive the Contract.

Will I receive a Transaction Confirmation?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Contract. The tables also describe the fees and expenses for older versions of the Venture® Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

Withdrawal Charge	Ven 20, 22, 2006	Ven 7, Ven 8	Ven 1, Ven 3
(as percentage of Purchase Payments)[2]
First Year	6%	6%	5%
Second Year	6%	6%	5%
Third Year	5%	5%	5%
Fourth Year	5%	4%	5%
Fifth Year	4%	3%	5%
Sixth Year	3%	2%	0%
Seventh Year	2%	0%	0%
Thereafter	0%	0%	0%
Transfer Fee[3]
Maximum Fee	$25	$25	$25
Current Fee	$ 0	$ 0	$ 0

John Hancock New York

Withdrawal Charge	Ven 24, 2006	Ven 24, 2006	Ven 9
(as percentage of Purchase Payments)[2]	(With Payment Enhancement)	(Without Payment Enhancement)
First Year	8%	6%	6%
Second Year	8%	6%	6%
Third Year	7%	5%	5%
Fourth Year	7%	5%	4%
Fifth Year	5%	4%	3%
Sixth Year	4%	3%	2%
Seventh Year	3%	2%	0%
Eighth Year	1%	0%	0%
Thereafter	0%	0%	0%
Transfer Fee[3]
Maximum Fee	$25	$25	$25
Current Fee	$ 0	$ 0	$ 0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”).
[2]	The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of payment.
[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. These tables do not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

John Hancock USA
	Venture® 2006		Ven 20, 22	Ven 3, Ven 7 and Ven 8	Ven 1
Annual Contract Fee[1]	$30		$30	$30	$30
	Contract Years	Contract Years
Annual Separate Account Expenses[2]	1-7	8+
Mortality and Expense Risks Fee[3]	1.00%	0.85%	1.25%	1.25%	1.30%
Administration Fee – asset based	0.15%	0.15%	0.15%	0.15%	0.00%
Total Annual Separate Account Expenses[2]	1.15%	1.00%	1.40%	1.40%	1.30%
(With No Optional Benefits Reflected)
	Contract Years	Contract Years
Optional Benefits	1-7	8+
Fees deducted from Separate Account:
Optional Guaranteed Earnings Multiplier Fee	not offered	not offered	0.20%	not offered	not offered
Optional Annual Step-Up Death Benefit Fee	0.20%	0.20%	not offered	not offered	not offered
Total Annual Separate Account Expenses[4]	1.35%	1.20%	1.60%	1.40%	1.30%
(With Optional Benefits reflected, as applicable.)
Fees Deducted from Contract Value:
Optional Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%	1.20%	1.20%	not offered	not offered
Optional Guaranteed Retirement Income Programs (as a percentage of Income Base)[6]	not offered	not offered	0.50%	not offered	not offered
Optional Triple Protection Death Benefit (as a percentage of Triple Protection Death Benefit)[7]	not offered	not offered	0.50%	not offered	not offered

[1]

The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture® Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 1, Ven 3, Ven 7 or Ven 8 Contracts.

[2]	A daily charge reflected as a percentage of the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]

Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.

[5]

See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life Series Riders), and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders, and the Principal Returns Rider).

[6]

Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: “Optional Guaranteed Minimum Income Benefits” for availability.

[7]

Subject to state availability, the Triple Protection Death Benefit was offered from December 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program, Guaranteed Retirement Income Program II, or Guaranteed Retirement Income Program III.

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John Hancock New York
	Venture® 2006		Ven 24	Ven 9
Annual Contract Fee[1]	$30		$30	$30
	Contract Years	Contract Years
Annual Separate Account Expenses[2]	1-7	8+
Mortality and Expense Risks Fee[3]	1.00%	0.85%	1.25%	1.25%
Administration Fee – asset based	0.15%	0.15%	0.15%	0.15%
Total Annual Separate Account Expenses[2]	1.15%	1.00%	1.40%	1.40%
	Contract Years	Contract Years
Optional Benefits	1-7	8+
Fees deducted from Separate Account:
Optional Annual Step-Up Death Benefit Fee	0.20%	0.20%	not offered	not offered
Optional Payment Enhancement Fee	0.35%	0.35%	0.35%	not offered
Total Annual Separate Account Expenses[4]	1.70%	1.55%	1.75%	1.40%
Other Account Fees Deducted from Contract Value:
Optional Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%	1.20%	0.75%	not offered
Optional Guaranteed Retirement Income Programs (as a percentage of Income Base)[6]	not offered	not offered	0.45%	not offered

[1]

The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture® Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This exclusion does not apply to Ven 9 Contracts.

[2]

A daily charge reflected as a percentage of the Variable Investment Options unless otherwise noted. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any Fixed Investment Option is also reduced by 0.35%.

[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]

Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.

[5]

See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life Series Riders) and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders and the Principal Returns Rider).

[6]

Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: “Optional Guaranteed Minimum Income Benefits” for availability.

Other Fees deducted from Contract Value Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value)
		Income Plus For Life (Annual Step-Up Review)[1]	Income Plus For Life – Joint Life (Annual Step-Up Review) (not available in New York)[1]	Income Plus For Life (Quarterly Step-Up Review) Series (issued outside New York)[1]	Income Plus For Life (Quarterly Step-Up Review) Series (issued in New York)[1]	Income Plus For Life 12.08 Series (issued outside New York)[1]	Income Plus For Life 12.08 Series (issued in New York) [1]
Maximum Fee		1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee		0.60%	0.60%	0.75%	0.70%	0.85%	0.80%
	Income Plus For Life 5.09 Series[1]	Income Plus For Life 1.11[1] Series	Principal Plus for Life Plus Automatic Annual Step-Up2	Principal Plus for Life Plus Spousal Protection[3]	Principal Plus for Life[4]	Principal Plus[5]	Principal Returns[6]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.90%	1.00%	0.70%	0.65%	0.40%	0.30%	0.50%

[1]

The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value.

[2]

The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

12

[3]

The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[4]

The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[5]

The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

[6]

The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum[1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.73%	1.60%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.53%	1.60%

[1]

For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Venture® 2006 Contracts (issued on or after May 1, 2006)

(a)	Maximum Portfolio Operating Expenses – Contracts issued on or after November 23, 2009 with optional benefit Riders
(b)	Maximum Portfolio Operating Expenses – Contracts issued on or after July 17, 2006 with optional benefit Riders
(c)	Maximum Portfolio Operating Expenses – Contracts issued on or after May 1, 2006 with optional benefit Riders
(d)	Minimum Portfolio Operating Expenses – Contracts issued with no optional benefit Riders

Example 2: Ven 20, 22, 24 Contracts (issued after May 13, 2002 and before May 1, 2006)

(a)	Maximum Portfolio Operating Expenses – John Hancock USA Contracts issued before May 1, 2006 with optional benefit Riders
(b)	Maximum Portfolio Operating Expenses – John Hancock USA Contracts issued before December 9, 2003 with optional benefit Riders
(c)	Maximum Portfolio Operating Expenses – John Hancock New York Contracts issued before May 1, 2006 with optional benefit Riders
(d)	Maximum Portfolio Operating Expenses – John Hancock New York Contracts issued before December 11, 2004 with optional benefit Riders
(e)	Minimum Portfolio Operating Expenses – Contracts with no optional benefit Riders

Example 3: Ven 20, 22, 24 Contracts (issued before May 13, 2002)

(a)	Maximum Portfolio Operating Expenses – John Hancock USA Contracts eligible to invest in Series I of John Hancock Variable Insurance Trust with optional benefit Riders
(b)	Maximum Portfolio Operating Expenses – John Hancock New York Contracts eligible to invest in Series I of John Hancock Variable Insurance Trust with optional benefit Riders
(c)	Minimum Portfolio Operating Expenses – Contracts eligible to invest in Series I of John Hancock Variable Insurance Trust with no optional benefit Riders

Example 4: Ven 1 Contracts

(a)	Maximum Portfolio Operating Expenses
(b)	Minimum Portfolio Operating Expenses

Example 5: Ven 3 Contracts

(a)	Maximum Portfolio Operating Expenses
(b)	Minimum Portfolio Operating Expenses

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Example 6: Ven 7, 8, 9 Contracts

(a)	Maximum Portfolio Operating Expenses
(b)	Minimum Portfolio Operating Expenses

All examples assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. In the “Maximum Portfolio Operating Expenses” examples, we also assume that you will pay the maximum annual Contract fee, the fees for any optional benefit Riders shown in the example and the maximum fees and expenses of any of the Portfolios. In the “Minimum Portfolio Operating Expenses” examples, we assume that you do not invest in any optional benefit Riders and that you will pay the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although we provide you with examples of the costs for a Contract based on these assumptions, your actual costs may be higher or lower.

Example 1 (a): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after November 23, 2009 with Annual Step-Up Death Benefit and Income Plus For Life Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$933	$1,635	$2,367	$4,124
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$378	$1,161	$1,979	$4,124

Example 1 (b): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after July 17, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$979	$1,771	$2,590	$4,565
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$427	$1,304	$2,213	$4,565

Example 1 (c): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after May 1, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$931	$1,631	$2,355	$4,065
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$380	$1,160	$1,969	$4,065

Example 1 (d): Minimum Portfolio operating expenses – Venture® 2006 Contracts issued on or after May 1, 2006 with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the contract at the end of the applicable time period:	$753	$1,099	$1,435	$2,178
If you annuitize, or do not surrender the contract at the end of the applicable time period:	$195	$602	$1,035	$2,178

Example 2 (a): Maximum Portfolio operating expenses – John Hancock USA Contracts (Ven 20, 22) issued before May 1, 2006 with Guaranteed Earnings Multiplier and Principal Protection for Life Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$955	$1,700	$2,468	$4,333
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$404	$1,233	$2,088	$4,333

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Example 2 (b): Maximum Portfolio operating expenses – John Hancock USA Contracts (Ven 20, 22) issued before December 9, 2003 with Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program III Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$928	$1,624	$2,341	$4,080
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$378	$1,154	$1,956	$4,080

Example 2 (c): Maximum Portfolio operating expenses – John Hancock New York Contracts (Ven 24) Contracts issued before May 1, 2006 with Payment Enhancement and Principal Protection for Life Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,152	$1,927	$2,630	$4,462
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$419	$1,277	$2,158	$4,462

Example 2 (d): Maximum Portfolio operating expenses – John Hancock New York Contracts (Ven 24) issued before December 11, 2004 with Guaranteed Retirement Income Program II Rider

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$905	$1,556	$2,231	$3,876
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$354	$1,082	$1,841	$3,876

Example 2 (e): Minimum Portfolio operating expenses – Ven 20, 22, 24 Contracts issued after May 13, 2002 and before May 1, 2006 with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$776	$1,168	$1,557	$2,483
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$219	$675	$1,157	$2,483

Example 3 (a): Maximum Portfolio operating expenses – John Hancock USA (Ven 20, 22) Contracts eligible to invest in Series I shares of John Hancock Variable Insurance Trust – issued before May 13, 2002 with Guaranteed Earnings Multiplier and Guaranteed Income Retirement Program II Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$924	$1,611	$2,322	$4,055
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$373	$1,141	$1,936	$4,055

Example 3 (b): Maximum Portfolio operating expenses – John Hancock New York (Ven 24) Contracts eligible to invest in Series I shares of John Hancock Variable Insurance Trust – issued before May 13, 2002 with Payment Enhancement and Guaranteed Income Retirement Program I Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,104	$1,786	$2,384	$3,912
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$372	$1,129	$1,902	$3,912

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Example 3 (c): Minimum Portfolio operating expenses – Ven 20, 22, 24 Contracts eligible to invest in Series I shares of John Hancock Variable Insurance Trust – issued before May 13, 2002 with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$757	$1,111	$1,455	$2,276
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$199	$615	$1,055	$2,276

Example 4 (a): Maximum Portfolio operating expenses – Previously issued John Hancock USA Contracts (Ven 1)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$7206	$1,167	$1,662	$2,493
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$2206	$678	$1,162	$2,493

Example 4 (b): Minimum Portfolio operating expenses – Previously issued John Hancock USA Contracts (Ven 1)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$691	$1,076	$1,507	$2,160
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$191	$588	$1,007	$2,160

Example 5 (a): Maximum Portfolio operating expenses – Previously issued John Hancock USA Contracts (Ven 3)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$756	$1,383	$2,034	$3,329
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$306	$935	$1,587	$3,329

Example 5 (b): Minimum Portfolio operating expenses – Previously issued John Hancock USA Contracts (Ven 3)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$649	$1,062	$1,499	$2,276
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$199	$615	$1,055	$2,276

Example 6 (a): Maximum Portfolio operating expenses – Previously issued John Hancock USA Contracts (Ven 7, Ven 8) and John Hancock New York Contracts (Ven 9)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$861	$1,407	$1,871	$3,329
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$306	$935	$1,587	$3,329

Example 6 (b): Minimum Portfolio operating expenses – Previously issued John Hancock USA Contracts (Ven 7, Ven 8) and John Hancock New York Contracts (Ven 9)

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$760	$1,087	$1,339	$2,276
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$199	$615	$1,055	$2,276

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The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2011, except as stated below in the notes that follow the tables. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table. You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002).

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
500 Index
Series I	0.46%	0.05%	0.02%	—	0.53%	0.00%	0.53%
Series II	0.46%	0.25%	0.02%	—	0.73%	0.00%	0.73%
Active Bond
Series I	0.60%	0.05%	0.03%	0.01%	0.69%	0.00%	0.69%
Series II	0.60%	0.25%	0.03%	0.01%	0.89%	0.00%	0.89%
All Cap Core
Series I	0.78%	0.05%	0.03%	—	0.86%	0.00%	0.86%
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
All Cap Value
Series I	0.77%	0.05%	0.05%	—	0.87%	0.00%	0.87%
Series II	0.77%	0.25%	0.05%	—	1.07%	0.00%	1.07%
American Asset Allocation[2]
Series II	0.30%	0.75%	0.04% [3]	—	1.09%	0.00%	1.09%
American Blue Chip Income and Growth[2]
Series II	0.41%	0.75%	0.05% [3]	—	1.21%	0.00%	1.21%
American Global Growth[2]
Series II	0.53%	0.75%	0.07% [3]	—	1.35%	0.00%	1.35%
American Global Small Capitalization[2]
Series II	0.70%	0.75%	0.11% [3]	—	1.56%	0.00%	1.56%
American Growth[2]
Series II	0.32%	0.75%	0.05% [3]	—	1.12%	0.00%	1.12%
American Growth-Income[2]
Series II	0.27%	0.75%	0.04% [3]	—	1.06%	0.00%	1.06%
American High-Income Bond[2]
Series II	0.46%	0.75%	0.08% [3]	—	1.29%	0.00%	1.29%
American International[2]
Series II	0.49%	0.75%	0.07% [3]	—	1.31%	0.00%	1.31%
American New World[2]
Series II	0.73%	0.75%	0.12% [3]	—	1.60%	0.00%	1.60%
Blue Chip Growth
Series I	0.78%	0.05%	0.03%	—	0.86%	0.00%	0.86%
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
Bond
Series II	0.57%	0.25%	0.04%	—	0.86%	0.00%	0.86%
Capital Appreciation
Series I	0.70%	0.05%	0.04%	—	0.79%	0.00%	0.79%
Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%
Capital Appreciation Value
Series II	0.85%	0.25%	0.05%	0.03%	1.18%	0.00%	1.18%
Core Allocation Plus
Series II	0.91%	0.25%	0.08%	—	1.24%	0.00%	1.24%
Core Bond
Series II	0.59%	0.25%	0.03%	—	0.87%	0.00%	0.87%
Core Fundamental Holdings
Series II	0.05%	0.55%	0.04%	0.41%	1.05%	0.01% [4]	1.06%
Core Global Diversification
Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%

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Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Core Strategy
Series II	0.05%	0.25%	0.02%	0.49%	0.81%	0.00%	0.81%
Disciplined Diversification
Series II	0.73%	0.25%	0.13%	—	1.11%	0.00%	1.11%
Equity-Income
Series I	0.78%	0.05%	0.03%	—	0.86%	0.00%	0.86%
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
Financial Services
Series I	0.80%[5]	0.05%	0.08%	—	0.93%	0.00%	0.93%
Series II	0.80% [5]	0.25%	0.08%	—	1.13%	0.00%	1.13%
Franklin Templeton Founding Allocation
Series II	0.04%	0.25%	0.03%	0.93%	1.25%	0.00%	1.25%
Fundamental All Cap Core
Series II	0.68%	0.25%	0.03%	—	0.96%	0.00%	0.96%
Fundamental Holdings
Series II	0.04%	0.75%	0.02%	0.37%	1.18%	0.00%	1.18%
Fundamental Large Cap Value
Series II	0.69%	0.25%	0.04%	—	0.98%	0.00%	0.98%
Fundamental Value
Series I	0.76%	0.05%	0.04%	—	0.85%	0.00%	0.85%
Series II	0.76%	0.25%	0.04%	—	1.05%	0.00%	1.05%
Global
Series I	0.81%	0.05%	0.10%	—	0.96%	-0.01%[6]	0.95%
Series II	0.81%	0.25%	0.10%	—	1.16%	-0.01% [6]	1.15%
Global Bond
Series I	0.70%	0.05%	0.07%	—	0.82%	0.00%	0.82%
Series II	0.70%	0.25%	0.07%	—	1.02%	0.00%	1.02%
Global Diversification
Series II	0.04%	0.75%	0.03%	0.55%	1.37%	0.00%	1.37%
Health Sciences
Series I	1.05%	0.05%	0.08%	—	1.18%	0.00%	1.18%
Series II	1.05%	0.25%	0.08%	—	1.38%	0.00%	1.38%
High Yield
Series I	0.67%	0.05%	0.05%	—	0.77%	0.00%	0.77%
Series II	0.67%	0.25%	0.05%	—	0.97%	0.00%	0.97%
International Core
Series I	0.88%	0.05%	0.14%	—	1.07%	0.00%	1.07%
Series II	0.88%	0.25%	0.14%	—	1.27%	0.00%	1.27%
International Equity Index A
Series I	0.53%	0.05%	0.05%	—	0.63%	0.00%	0.63%
Series II	0.53%	0.25%	0.05%	—	0.83%	0.00%	0.83%
International Opportunities
Series II	0.89%	0.25%	0.07%	—	1.21%	0.00%	1.21%
International Small Company
Series I	0.95%	0.05%	0.16%	—	1.16%	-0.12%	1.04%
Series II	0.95%	0.25%	0.16%	—	1.36%	-0.12%	1.24%
International Value
Series I	0.80%	0.05%	0.12%	—	0.97%	0.00%	0.97%
Series II	0.80%	0.25%	0.12%	—	1.17%	0.00%	1.17%
Investment Quality Bond
Series I	0.58%	0.05%	0.05%	—	0.68%	0.00%	0.68%
Series II	0.58%	0.25%	0.05%	—	0.88%	0.00%	0.88%
Lifestyle Aggressive
Series I	0.04%	0.05%	0.03%	0.88%	1.00%	0.00%	1.00%
Series II	0.04%	0.25%	0.03%	0.88%	1.20%	0.00%	1.20%
Lifestyle Balanced
Series I	0.04%	0.05%	0.02%	0.69%	0.80%	0.00%	0.80%
Series II	0.04%	0.25%	0.02%	0.69%	1.00%	0.00%	1.00%

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Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Lifestyle Conservative
Series I	0.04%	0.05%	0.02%	0.65%	0.76%	0.00%	0.76%
Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Lifestyle Growth
Series I	0.04%	0.05%	0.02%	0.70%	0.81%	0.00%	0.81%
Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Lifestyle Moderate
Series I	0.04%	0.05%	0.02%	0.67%	0.78%	0.00%	0.78%
Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Mid Cap Index
Series I	0.47%	0.05%	0.02%	—	0.54%	0.00%	0.54%
Series II	0.47%	0.25%	0.02%	—	0.74%	0.00%	0.74%
Mid Cap Stock
Series I	0.83%	0.05%	0.05%	—	0.93%	0.00%	0.93%
Series II	0.83%	0.25%	0.05%	—	1.13%	0.00%	1.13%
Mid Value
Series I	0.95%	0.05%	0.04%	0.02%	1.06%	0.00%	1.06%
Series II	0.95%	0.25%	0.04%	0.02%	1.26%	0.00%	1.26%
Money Market
Series I	0.47%	0.05%	0.03%	—	0.55%	0.00%	0.55%
Series II	0.47%	0.25%	0.03%	—	0.75%	0.00%	0.75%
Natural Resources
Series II	1.00%	0.25%	0.06%	—	1.31%	0.00%	1.31%
Real Estate Securities
Series I	0.70%	0.05%	0.04%	—	0.79%	0.00%	0.79%
Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%
Real Return Bond
Series II	0.70%	0.25%	0.08%	—	1.03%	0.00%	1.03%
Science & Technology
Series I	1.05%	0.05%	0.06%	—	1.16%	0.00%	1.16%
Series II	1.05%	0.25%	0.06%	—	1.36%	0.00%	1.36%
Short Term Government Income
Series I	0.56%	0.05%	0.04%	—	0.65%	0.00%	0.65%
Series II	0.56%	0.25%	0.04%	—	0.85%	0.00%	0.85%
Small Cap Growth
Series I	1.06%	0.05%	0.05%	—	1.16%	0.00%	1.16%
Series II	1.06%	0.25%	0.05%	—	1.36%	0.00%	1.36%
Small Cap Index
Series I	0.47%	0.05%	0.03%	0.05%	0.60%	0.00%	0.60%
Series II	0.47%	0.25%	0.03%	0.05%	0.80%	0.00%	0.80%
Small Cap Opportunities
Series I	1.00%	0.05%	0.05%	0.02%	1.12%	-0.09%[6]	1.03%
Series II	1.00%	0.25%	0.05%	0.02%	1.32%	-0.09% [6]	1.23%
Small Cap Value
Series II	1.05%	0.25%	0.04%	0.19%	1.53%	0.00%	1.53%
Small Company Value
Series I	1.03%	0.05%	0.05%	0.20%	1.33%	0.00%	1.33%
Series II	1.03%	0.25%	0.05%	0.20%	1.53%	0.00%	1.53%
Smaller Company Growth
Series I	1.06%	0.05%	0.07%	—	1.18%	-0.13%[6]	1.05%
Series II	1.06%	0.25%	0.07%	—	1.38%	-0.13% [6]	1.25%
Strategic Income Opportunities
Series I	0.66%	0.05%	0.08%	0.04%	0.83%	0.00%	0.83%
Series II	0.66%	0.25%	0.08%	0.04%	1.03%	0.00%	1.03%
Total Bond Market A
Series II	0.47%	0.25%	0.02%	—	0.74%	0.00%	0.74%
Total Return
Series I	0.68%	0.05%	0.05%	—	0.78%	0.00%	0.78%
Series II	0.68%	0.25%	0.05%	—	0.98%	0.00%	0.98%

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Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Total Stock Market Index
Series I	0.49%	0.05%	0.03%	—	0.57%	0.00%	0.57%
Series II	0.49%	0.25%	0.03%	—	0.77%	0.00%	0.77%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.09%	—	0.89%	0.00%	0.89%
U.S. Equity
Series I7	0.76%	0.05%	0.03%	—	0.84%	0.00%	0.84%
Series II7	0.76%	0.25%	0.03%	—	1.04%	0.00%	1.04%
Utilities
Series I	0.83%	0.05%	0.09%	—	0.97%	0.00%	0.97%
Series II	0.83%	0.25%	0.09%	—	1.17%	0.00%	1.17%
Value
Series I	0.74%	0.05%	0.04%	—	0.83%	0.00%	0.83%
Series II	0.74%	0.25%	0.04%	—	1.03%	0.00%	1.03%
BlackRock Variable Series Funds, Inc.:
BlackRock Basic Value V.I. Fund	0.60%	0.15%	0.07%	—	1.01%	0.00%	0.90%
BlackRock Global Allocation V.I. Fund	0.64%	0.15%	0.05%	0.02%	1.07%	0.00%	0.93%
BlackRock Value Opportunities V.I. Fund	0.75%	0.15%	0.09%	—	1.18%	0.00%	1.08%
PIMCO Variable Insurance Trust (Class M):
VIT All Asset Portfolio	0.43%	0.45% [8]	0.00%	0.74% [9]	1.62% [10,11]	-0.07% [12]	1.55% [13]

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]	The table reflects the combined fees of the feeder fund and the master fund.
[3]	“Other Expenses” includes an estimated 0.01% increase for administrative services provided by the Series’s investment advisor and its affiliates of American Funds Insurance Series.
[4]

The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[5]	The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.
[6]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[7]	For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2011, expenses are estimated.
[8]	All distribution and/or service (12b-1) fees for Class M shares of the PIMCO All Asset Portfolio are reflected within Distribution and/or Service (12b-1) Fees.
[9]

Acquired Portfolio Fees and Expenses include interest expense of 0.02%. Interest expense is based on the amount incurred during an Underlying PIMCO Portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the Underlying PIMCO Portfolio for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Underlying PIMCO Portfolio’s use of such investments as an investment strategy.

[10]	Total Annual Portfolio Operating Expenses excluding interest expense of the Underlying PIMCO Portfolios is 1.60% for the Class M shares.
[11]

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio as set forth in the Financial Highlights table of the prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Acquired Portfolio Fees and Expenses.

[12]

PIMCO has contractually agreed, through May 1, 2013, to reduce its advisory fee to the extent that the Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation Underlying PIMCO Portfolio Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above.

[13]	Total Annual Portfolio Operating Expenses After Expense Reimbursement excluding interest expense of the Underlying PIMCO Portfolios is 1.53% for the Class M shares.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

We are subsidiaries of Manulife Financial Corporation.	Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

We use our Separate Accounts to support the Variable Investment Options.	You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or

21

(in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

•	the John Hancock Variable Insurance Trust; or

•	(for certain John Hancock USA Contracts issued before May 1, 2006) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or

•

(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Basic Value V.I. Fund,” the “BlackRock Value Opportunities V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and option benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction Costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund, the BlackRock

22

Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Fundamental Holdings, Global Diversification, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each Portfolio will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

23

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)
American Asset Allocation Trust	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth Trust	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Blue Chip Income and Growth Fund, which invests at least 90% of its net assets in equity securities, primarily in equity securities of larger, more established companies domiciled in the U.S.

American Global Growth Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world.

American Global Small Capitalization Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Small Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

American Growth Trust	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust	Seeks long-term growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

24

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Cont.)
American High-Income Bond Trust	Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series High-Income Bond Fund, which invests primarily in higher yielding and generally lower quality debt securities.

American International Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies located outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

Davis Selected Advisers, L.P.
Financial Services Trust	Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

Fundamental Value Trust	Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

Declaration Management & Research LLC
Total Bond Market Trust A	Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2]	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

25

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Dimensional Fund Advisors LP
Disciplined Diversification Trust	Seeks total return consisting of capital appreciation and current income. To do this, the Portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets.

International Small Company Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco Advisers”)[3]
Small Cap Opportunities Trust	Seeks long-term capital appreciation. To do this, the portion of the Portfolio’s net assets managed by Invesco Aim is invested in at least 80% equity securities of small-capitalization companies, and the portion of the Portfolio’s net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S. small- and mid-cap companies.

Frontier Capital Management Company, LLC, Perimeter Capital Management and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited[4]
Smaller Company Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small cap equity securities.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

U.S. Equity Trust (successor to Large Cap Trust)	Seeks long term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities intended to provide higher returns than the Russell 3000 Index[6].

Invesco Advisers, Inc.[5]
Value Trust	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio, invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

Jennison Associates LLC
Capital Appreciation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.

26

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Fundamental Large Cap Value Trust (formerly, Optimized Value Trust)	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its total assets in equity securities of companies with a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index[6].

Short Term Government Income Trust	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

Strategic Income Opportunities Trust	Seeks a high level of current income. To do this, the Portfolio invests primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds.

Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
500 Index Trust	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index and securities that as a group will behave in a manner similar to the index.[7]

Mid Cap Index Trust	Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400® Index[7] and securities that as a group behave in a manner similar to the index.

27

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)
Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

Small Cap Index Trust	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000® Index[6] and securities that will as a group behave in a manner similar to the index.

Total Stock Market Index Trust	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000® Total Market Index[8] and securities that as a group will behave in a manner similar to the index.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Bond Trust (successor to American Bond Trust)	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Core Fundamental Holdings Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Global Diversification Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a significant portion of its assets, directly or indirectly through underlying portfolios, in securities that are located outside the U.S. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

28

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

Fundamental Holdings Trust (formerly, American Fundamental Holdings Trust)	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series. The Portfolio is permitted to invest in other funds, investment companies and other types of investments.

Global Diversification Trust (formerly, American Global Diversification Trust)	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series, as well as other funds, investment companies, and other types of investments, including portfolios that invest primarily in foreign securities or in foreign securities directly.

Lifestyle Aggressive Trust	Seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund-of-funds and invests approximately 100% of its assets in portfolios which invest primarily in equity securities.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund-of-funds and invests approximately 50% of its assets in portfolios which invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund-of-funds and invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

Lifestyle Growth Trust (successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust)	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund-of-funds and invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

29

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)
Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund-of-funds and invests approximately 60% of its assets in portfolios which invest primarily in fixed- income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

Lord, Abbett & Co. LLC
All Cap Value Trust	Seeks capital appreciation. To do this, the Portfolio invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The Portfolio invests the remainder of its assets in undervalued mid-sized and small company securities.

Marsico Capital Management, LLC
International Opportunities Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of foreign companies of any size that are selected for their long-term growth potential.

Massachusetts Financial Services Company
Utilities Trust	Seeks capital growth and current income. To do this, the Portfolio invests at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

Pacific Investment Management Company LLC
Global Bond Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Real Return Bond Trust	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives.

Total Return Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

30

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

QS Investors, LLC
All Cap Core Trust	Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap), which may be listed on securities exchanges, traded in various over the counter markets or have no organized markets. The Portfolio may also invest in U.S. government securities.

SSgA Funds Management, Inc.
International Equity Index Trust A	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index[9], or American Depository Receipts or Global Depository Receipts representing such securities.

T. Rowe Price Associates, Inc. and RCM Capital Management LLC.
Science & Technology Trust	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio’s assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The Portfolio may invest up to 20% of its total assets in foreign securities.

Equity-Income Trust	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Health Sciences Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

31

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

T. Rowe Price Associates, Inc. (Cont.)
Mid Value Trust	Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Small Company Value Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

Templeton Global Advisors Limited
Global Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC
International Value Trust[10]	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

Wellington Management Company, LLP
Investment Quality Bond Trust	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Natural Resources Trust	Seeks long-term total return. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

Small Cap Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Wells Capital Management, Incorporated
Core Bond Trust	Seeks total return consisting of income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments.

32

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Western Asset Management Company
High Yield Trust[11]	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.[12] We show the Portfolio’s manager in bold above the name of the Portfolio.

BlackRock Investment Management, LLC
BlackRock Basic Value V. I. Fund[13]	Seeks capital appreciation and, secondarily, income.

BlackRock Value Opportunities V. I. Fund[13]	Seeks long-term growth of capital.

BlackRock Investment Management, LLC and BlackRock International Limited
BlackRock Global Allocation V. I. Fund[14]	Seeks high total investment return.

PIMCO VARIABLE INSURANCE TRUST We show the Portfolio’s manager in bold above the name of the Portfolio.

Pacific Investment Management Company
PIMCO VIT All Asset Portfolio	Seeks maximum real return consistent with preservation of real capital and prudent investment management.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[3]

The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

[4]

The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.

[5]

Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as “Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc).” Effective June 1, 2010, Invesco Ltd. Acquired certain portion of Morgan Stanley Investment Management Inc.’s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.

[6]

“Russell 3000”, “Russell 2000”, “Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the Russell 3000® Index ranged from $26 million to $505.7 billion, Russell 2000® Index ranged from $26 million to $3.6 billion, as of February 29, 2012, the market capitalizations of companies included in the Russell 1000® Value Index ranged from $162 million to $505.7 billion, and as of February 29, 2012, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $162 million to $21.5 billion.

[7]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the S&P 500® Index ranged from $1.4 billion to $505.7 billion, and as of February 29, 2012, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $533 million to $10.1 billion.

[8]

“Wilshire 5000” is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalizations of companies included in the Wilshire 5000® Total Market Index ranged from less than $1.2 million to $505.7 billion.

[9]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2012, the market capitalization range of the Index was $24 million to $277 billion.

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[10]	The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
[1][1]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[12]	Not available to Contracts issued on or after January 28, 2002.
[13]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.
[14]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.

Voting Interest

You instruct us how to vote Portfolio shares.	We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: “Qualified Plan Types,” or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:

•

the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a comingled account for multiple participants in a Qualified Plan.

Please see “VII. Federal Tax Matters – Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions – Section 403(b) Plans. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan”). For information regarding Contracts issued for use in existing Section 403(b) Plans, please see Appendix B: “Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (see Appendix C: “Optional Enhanced Death Benefits,” Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix E: “Optional Guaranteed Minimum Income Benefits,” to determine what optional Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Eligible Groups. John Hancock USA has issued group contracts to Venture® Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

Accumulation Period Provisions

We impose limits on the minimum amount of Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement (only available in New York), the minimum initial Purchase Payment was $10,000.

Additional Purchase Payments must be at least $30, unless you purchased a Ven 1 Contract. In that case, Additional Purchase Payments must be $25 for a Ven 1 Qualified Contract and $300 for a Ven 1 Nonqualified Contract. Purchase Payments may be made at any time and must be in U.S. dollars.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million, or if your total Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See “Restrictions on Additional Purchase Payments” in Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.” For the year that you become age 70 1/2 and for any subsequent years, if we

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issued your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a “rollover contribution.” For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

•	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

•	You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;

•	You purchased a Contract that will be used within our Individual 401(k) Program;

•	You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan currently owns one or more contracts issued by us prior to June 1, 2004; or

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in “Telephone and Electronic Transactions” in this section, below).

The optional Payment Enhancement Rider was only available in New York.

Payment Enhancement

The optional Payment Enhancement Rider was not available for John Hancock New York Contracts issued prior to January 1, 2001 or on or after November 12, 2007 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected, it is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, or between October 16, 2006 and April 30, 2007, the Payment Enhancement was 5%. The Payment Enhancement is funded from John Hancock New York’s General Account.

Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the Owner’s spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner’s death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

Right to Review Contract. If you exercised your right to return your Contract during the “right to review period,” we would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore,

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you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an IRA under sections 408 or 408A of the Code, during the first 7 days of the right to review period we would have returned the Purchase Payments if this were greater than the amount otherwise payable.

Tax Considerations. Payment Enhancements are not considered to be “investment in the contract” for income tax purposes (see “VII. Federal Tax Matters”).

Matters to Consider About the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your financial advisor should consider:

•	The length of time that you plan to own your Contract;

•	The frequency, amount and timing of any partial surrenders; and

•	The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to Additional Purchase Payments and you intend to hold your Contract for more than 11 years.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see “VI. Charges and Deductions”).

If you are considering making Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan’s compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan’s tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: “Qualified Plan Types”).

Additional Charges for the Payment Enhancement. If you elected the Payment Enhancement Rider, the Separate Account Annual Expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center. We will promptly return any Purchase Payment not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

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We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term

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investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if the Contract Owner reaches the two transfers per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Additional Transfer Requirements for Ven 1 and Ven 3 Contracts. We impose additional requirements under Ven 1 and Ven 3 Contracts. Under these Contracts, Owners may transfer all or part of their Contract Value to a Fixed Annuity Contract issued by us at any time. In such case, we will waive any withdrawal charge that would otherwise be applicable under the terms of the Contract. Similarly, we will permit holders of such Fixed Annuity Contract to transfer certain Contract Values to the Separate Account. In such case, the Contract Values transferred will be attributable to certain Purchase Payments made under the Fixed Annuity Contract. For purposes of calculating the withdrawal charge under the Contract, the Contract Date will be deemed to be the date of the earliest Purchase Payment transferred from the Fixed Annuity Contract and the date of other Purchase Payments transferred will be deemed to be the dates actually made under the Fixed Annuity Contract. A transfer of all or a part of the Contract Value from one Contract to another may be treated as a distribution of all or a part of the Contract Value for federal tax purposes.

Under the Ven 1 Contract, a Contract Owner may transfer prior to the Maturity Date amounts among Investment Accounts of the Contract without charge, but such transfers cannot be made on more than two occasions in any Contract Year. After annuity payments have been made for at least 12 months under a Ven 1 Contract, all or a portion of the Contract Value held in a Subaccount with respect to the Contract may be transferred by the Annuitant to one or more other Subaccounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

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We permit you to make certain types of transactions by telephone or electronically through the Internet.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. The guaranteed interest rate we use for this purpose may change from time to time.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

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You should consult with your financial advisor to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Secure Principal Program

Contracts issued prior to December 30, 2002 by John Hancock USA and Contracts issued prior to March 24, 2003 by John Hancock New York had the option to participate in our Secure Principal Program. Under the Secure Principal Program the initial Purchase Payment was split between a 7 year Fixed Investment Option and Variable Investment Options. We guarantee that percentage of the initial Purchase Payment you allocated to your 7 year Fixed Investment Option will grow to an amount at least equal to your total initial Purchase Payment at the end of the guaranteed period. The balance of the initial Purchase Payment was allocated among the Investment Options indicated on the Contract specifications page.

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the

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Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we process a withdrawal from the existing Contract to purchase a new Contract. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant. We will permit the Owner of the new Contract to purchase any optional benefit Rider then available.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

•	if there is not a signed application on file with us;

•	you are requesting that we mail the amount withdrawn to an alternate address;

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

You may make systematic “Income Plan” withdrawals.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

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Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that could exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.

We use the term Owner-driven when we describe death benefits under some versions of the Contracts (Venture 2006, Ven 24, Ven 22 and Ven 20), where we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these versions, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

•   You, the Owner, are the Annuitant, or

•   We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term Annuitant-driven when we describe death benefits under other versions of the Contracts (Ven 9, Ven 8, Ven 7, Ven 3 and Ven 1), where we determine a death benefit on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner during the Accumulation Period. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). We treat a change in the Annuitant or any co-Annuitant under this type of Annuitant-driven Contract as the death of the Owner, and we distribute the Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:

•	the Contract Value; or

•	the respective minimum death benefit described below.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit.

You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any optional enhanced death benefits that you may have purchased.

Minimum Death Benefit – Owner-driven Contracts. We describe principal features of the applicable minimum death benefit on Owner-driven Contracts in the text below each of the following tables.

Contract Version	Availability[1]	Death Benefit based on
Venture® 2006	May 2006 – October 2011	Oldest Owner

[1]	Subject to availability in each state.

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Minimum Death Benefit Limits: Adjustment for withdrawals. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals. We reduce the minimum death benefit proportionally in connection with withdrawals.

Contract Version	Availability[1]	Death Benefit based on
Ven 20, 22	May 1998 – May 2006	Oldest Owner
Ven 24 (NY Only)	May 1999 – May 2006	Oldest Owner

[1]	Subject to availability in each state.

Minimum Death Benefit Limits: Adjustment for withdrawals. We limit the minimum death benefit on this type of Ven 20 and Ven 22 Contract to $10 million, except for (a) Contracts issued in HI, MA, MN, NY & VT; (b) Contracts issued prior to July 25, 2003 in IL & PA; and (c) Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with withdrawals will be the dollar amount of the withdrawal.

Principal Features – Oldest Owner less than age 81 at issue. During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

The minimum death benefit during any Contract Year after the first Contract Year equals the greater of (i) or (ii), where:

(i)	equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals; and

(ii)	is the greatest Anniversary Value prior to the oldest Owner’s turning age 81. “Anniversary Value” is the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with withdrawals, since that Contract Anniversary.

Principal Features – Oldest Owner age 81 or more at issue. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

Contract Version	Availability	Death Benefit based on
Ven 20, 22	May 1994 – May 1998	Oldest Owner

Principal Features. Oldest Owner less than 81 at issue and Owner dies prior to his or her 85th birthday. During the first Contract Year, the minimum death benefit on this type of Ven 20 and Ven 22 Contract is the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year, plus any Purchase Payments made and less any amounts deducted in connection with withdrawals since then. If any Owner dies after his or her 85th birthday, however, the minimum death benefit is the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

Principal Features. Oldest Owner age 81 or more at issue. The minimum death benefit will be the Contract Value less any applicable withdrawal charge at the time of payment of benefits. For Contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

The amount deducted in connection with withdrawals will be the dollar amount of the withdrawal. Withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an Annuity Option).

Limited Availability. We issued this version of the Ven 20 and Ven 22 Contracts in Puerto Rico and in other jurisdictions during the periods shown below:

From August 15, 1994 to:	In the states of:
May 1, 1998	Alaska, Alabama, Arizona, Arkansas, California, Colorado, Delaware, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Michigan, Mississippi, Missouri, Nebraska, Nevada, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Utah, Vermont, Virginia, West Virginia, Wisconsin, Wyoming
June 1, 1998	Connecticut
July 1, 1998	Minnesota, Montana, District of Columbia
October 1, 1998	Texas
February 1, 1999	Massachusetts
March 15, 1999	Florida, Maryland, Oregon
November 1, 1999	Washington

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Minimum Death Benefit – Annuitant-driven Contracts. We describe principal features of the applicable minimum death benefit on Annuitant-driven Contracts in the following sub-sections and in the text under each of the tables below.

Death of Annuitant who is not the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner’s death and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum or in accordance with any of the distribution options available under the Contract. Ven 7, Ven 8 and Ven 9: An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. Ven 7, Ven 8 and Ven 9: Rather than receiving the minimum death benefit, the Beneficiary may elect to continue the Contract as the new Owner. (In general, a Beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he or she had received the minimum death benefit).

Death of Annuitant who is the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. Ven 7, Ven 8 and Ven 9: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner (the person, persons or entity to become the Owner) instead of the Beneficiary. Ven 3: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner’s estate. Ven 1: The Contract does not provide for co-Annuitants or successor Owners.

Death of Owner who is not the Annuitant. Ven 7, Ven 8 and Ven 9: If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the Annuitant, the successor Owner will become the Owner of the Contract. If the Contract is a Nonqualified Contract, we will distribute an amount equal to the amount payable upon total withdrawal, without reduction for any withdrawal charge, to the successor Owner. If a Nonqualified Contract has more than one individual Owner, the distribution will be made to the remaining individual Owner(s) instead of a successor Owner. Ven 3: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner’s estate. Ven 1: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the Contract Owner’s estate.

Contract Version	Availability	Death Benefit based on
Ven 7	August 1989 – April 1999	Any Annuitant
Ven 8	September 1992 – February 1999	Any Annuitant
Ven 9 (NY Only)	March 1992 – May 1999	Any Annuitant

Principal Features of Minimum Death Benefit. During the first six Contract Years, the minimum death benefit on Ven 7, Ven 8 and Ven 9 Contract equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

During any subsequent six Contract Year period, the minimum death benefit is the death benefit as of the last day of the previous six Contract Year period plus any Purchase Payments made and less any amount deducted in connection with withdrawals since then.

If death occurs after the first of the month following the decedent’s 85th birthday, the minimum death benefit will be the Contract Value on the date due proof of death and all required claim forms are received at our Annuities Service Center.

Contract Version	Availability	Death Benefit based on
Ven 3	November 1986 – October 1993	Any Annuitant
Ven 1	June 1985 – June 1987	Any Annuitant

Principal Features of Minimum Death Benefit. During the first five Contract Years, the minimum death benefit on Ven 3 and Ven 1 Contracts equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

During any subsequent five Contract Year period:

•

For Ven 3, the minimum death benefit is the death benefit as of the last day of the previous five Contract Year period plus any Purchase Payments made and less any amount deducted in connection with withdrawals since then;

•	For Ven 1, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

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Payment of Death Benefit. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VII. Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

Except as otherwise stated above for certain Annuitant-driven Contracts, we will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:

•	The Beneficiary will become the Owner.

•

We will allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•	We will waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the

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Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. For Contracts issued after June 2010 (dates may vary by state) with an Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint owner) reach 75 years old. The Annual Step-Up Death Benefit was only available if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued prior to June 2010 (dates may vary by state) with an Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was only available if you (and every joint Owner) were under age 80 when we issued the Contract. The Annual Step-Up Death Benefit was only available at Contract issue and cannot be revoked once elected.

Guaranteed Earnings Multiplier Death Benefit. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.

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Triple Protection Death Benefit. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

We will deny our consent to a later Maturity Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

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the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary (6th Contract Anniversary for Ven 7 and Ven 8 Contracts), and

•

the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

  You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

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For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.
We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you will no longer be permitted to make any withdrawals under the Contract;

•	you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

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Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years – An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund – An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years – An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity – An annuity with full payments during the joint lifetimes of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years – An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its ‘Commuted Value’ after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See “Full Surrenders During the Pay-out Period” and “Partial Surrenders During the Pay-out Period” below.)

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life – Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity

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Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:

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you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or

•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

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multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an “Annuity Unit”);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

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If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the

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immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. (For Ven 1, Ven 3, Ven 7, Ven 8 and Ven 9 Contracts, the assumed interest is 4%.) The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Contract Version	Rate
Venture® 2006	4.04%
Ven 20, 22, and 24	4.45%
Ven 3, 7, 8 and 9	5.47%
Ven 1	5.36%

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

You had a right to cancel your Contract within the permitted time.

Right to Review

You had the right to cancel the Contract by returning it to our Annuities Service Center or to the financial advisor from whom you purchased the Contract at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations.

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When the Contract is issued under sections 408 (IRA) or 408A (Roth IRA) of the Code, during the first 7 days of the right to review period, you receive all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See “Payment Enhancement” earlier in this chapter for additional information.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with the financial advisor through whom you purchased your Contract regarding whether your purchase of the Contract was a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older could have cancelled the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period, and thereafter would have transferred them to the Investment Options you selected. We would have permitted you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value (minus any Unpaid Loans), computed at the end of the Business Day on which we received your returned Contract. You may have been subject to investment losses prior to our receipt of your request for cancellation if you allocated your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”)

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

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Group Contracts (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner’s ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days’ notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

Acceptance of Contracts. John Hancock USA has discontinued new applications and issuance of new group contracts.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

For Ven 1, Ven 3, Ven 7, Ven 8 and Ven 9 Contracts only, the Beneficiary is initially designated in the application. You may change the Beneficiary during the lifetime of the Annuitant subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Contract Owner or the Contract Owner’s estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a Beneficiary.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities

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Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

When you purchased the Contract, certain Fixed Investment Options may have been available to you as detailed below.

John Hancock USA Contracts:

Fixed Investment Options under Ven 7 and Ven 8 Contracts. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue. As of October 7, 2002, new Purchase Payments may not be allocated to the 1 and 3 year Fixed Investment Options and as of December 30, 2002, new Purchase Payments may not be allocated to the 6 year Fixed Investment Option.

Fixed Investment Options under Ven 20 and Ven 22 Contracts. For these Contracts, 1 and 3 year Fixed Investment Options were available for Contracts issued prior to October 7, 2002. New Purchase Payments under these Contracts may not be allocated to the 1 or 3 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after October 7, 2002, Purchase Payments and transfers to the 1 and 3 year Fixed Investment Options are not allowed.

In addition 5 and 7 year Fixed Investment Options were available for Contracts issued prior to December 30, 2002. New Purchase Payments under these Contracts may not be allocated to the 5 or 7 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after December 2002, Purchase Payments and transfers to the 5 and 7 year Fixed Investment Options are not allowed.

Fixed Investment Options under Venture® Contracts (Venture® 2006). Currently, we do not make any Fixed Investment Options available. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

No Fixed Investment Options for Ven 1 and Ven 3 Contracts. These Contracts do not provide for a fixed-dollar accumulation prior to the Maturity Date. You should disregard the description in this Prospectus of the Fixed Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the Fixed Investment Options.

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John Hancock New York Contracts:

Fixed Investment Options under Ven 9 Contracts. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue.

Fixed Investment Options under Venture® Contracts (Ven 24). For these Contracts, 1, 3, 5 and 7 year Fixed Investment Options may have been available at issue. If you purchased your Contract on or after March 24, 2003, you may not make Purchase Payments or transfers to the Fixed Investment Options. However, if you purchased your Contract prior to March 24, 2003 and elected any of the available Fixed Investment Options, you may be able to make Additional Purchase Payments and transfer money from the Variable Investment Options to the Fixed Investment Options available under your Contract.

Fixed Investment Options under Venture® Contracts (Venture® 2006). Currently, we do not make any Fixed Investment Options available. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

Market Value Charge. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below.

For most Venture® Contracts, the adjustment factor is determined by the following formula: 0.75 × (B-A) × C/12 where:

A =	The guaranteed interest rate on the Investment Account.

B =	The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.

C =	The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between “B” and “A” will be 3%. The adjustment factor may never be less than zero.

For Ven 7, Ven 8 and Ven 9 Contracts, however, the maximum difference between “B” and “A” will be 3%. The adjustment factor will never be greater than 2 × (A – 4%) and never less than zero. (“A” is the guaranteed interest rate on the Investment Account. “B” is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn).

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The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B – A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B – A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:

•	death of the Owner (death of Annuitant under Ven 7, Ven 8 and Ven 9 Contracts);

•	amounts withdrawn to pay fees or charges;

•	amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;

•	amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period (applicable only to 3- and 6-year Fixed Investment Options for Ven 7, Ven 8 and Ven 9 Contracts);

•	amounts withdrawn from a one-year Fixed Investment Account (not applicable under Ven 7, Ven 8 and Ven 9 Contracts); and

•	amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior withdrawals in that Contract Year.

In no event will the market value charge:

•	be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;

•	together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or

•	reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner’s Purchase Payments.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one-year Fixed Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See Appendix B: “Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “Qualified Contracts – Loans” (see “VII. Federal Tax Matters”). The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the Loan Account in connection with such loans and, if applicable, will be deducted from the amount so transferred. The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices: “Optional Enhanced Death Benefits,” “Optional Guaranteed Minimum Withdrawal Benefits” and/or “Optional Guaranteed Minimum Income Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.

Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) Payment Enhancements (where applicable) and any earnings attributable to Payment Enhancements; (iii) certain other “free Withdrawal Amounts,” described below; (iv) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract; or (v) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.

We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, (except for Ven 1 and Ven 3 Contracts) the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

See below for a description of the Ven 1 and Ven 3 free Withdrawal Amounts.

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

How We Determine the Withdrawal Charge. We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.” Withdrawals from the Fixed Investment Options may be subject to a market value charge in addition to the withdrawal charge.

Ven 1 Withdrawal Charge. The withdrawal charge (may also be referred to as “surrender charge”) assessed under the Ven 1 Contract is 5% of the lesser of (1) the amount surrendered or (2) the total of all Purchase Payments made within the sixty months

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immediately preceding the date of surrender. The charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first Contract Year, no withdrawal charge will be made on that part of the first surrender in any Contract Year which does not exceed 10% of the Contract Value computed as of the date of such surrender. The right to surrender up to 10% of the Contract Value free of any withdrawal charge does not apply to Contracts issued in connection with Section 403(b) Plans. There is no withdrawal charge on distributions made as a result of the death of the Annuitant or Contract Owner. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

Ven 3 Withdrawal Charge. The withdrawal charge assessed under the Ven 3 Contract is 5%. The free Withdrawal Amount in any Contract Year is the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year, or (2) 10% of the total Purchase Payments made in the current Contract Year and the preceding 4 Contract Years plus the amount of all unliquidated Purchase Payments made 5 or more Contract Years prior to the current Contract Year. Therefore, no withdrawal charge will apply to any Purchase Payment that has been in the Contract for at least 5 years. After all Purchase Payments have been liquidated, any accumulated earnings (i.e., the excess of the Contract Value on the date of the withdrawal over the unliquidated Purchase Payments) may be withdrawn free of charge. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

Ven 7, Ven 8 and Ven 9 Withdrawal Charge. In no event will the total withdrawal charges exceed 6% of the total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

Ven 20, 22, 24 and Venture® 2006 Withdrawal Charge. We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount, and in no event will the total withdrawal charges exceed 6% (8% if you elected the Payment Enhancement Rider in New York) of the total Purchase Payments. Upon a full surrender of a Venture® Contract issued on and after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge. Upon full surrender of a John Hancock USA Contract issued before April 1, 2003, and for all John Hancock New York Contracts, we will liquidate the excess of the Contract Value over the free Withdrawal Amount, if lower.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

John Hancock USA Contracts – Withdrawal Charges

(as percentage of Purchase Payments)

	Ven 20 Ven 22 Venture® 2006	Ven 7 Ven 8	Ven 1 Ven 3
First Year	6%	6%	5%
Second Year	6%	6%	5%
Third Year	5%	5%	5%
Fourth Year	5%	4%	5%
Fifth Year	4%	3%	5%
Sixth Year	3%	2%	0%
Seventh Year	2%	0%	0%
Thereafter	0%	0%	0%

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John Hancock New York Contracts – Withdrawal Charges

(as percentage of Purchase Payments)

	Ven 24 Venture® 2006 (With Payment Enhancement)	Ven 24 Venture® 2006 (Without Payment Enhancement)	Ven 9
First Year	8%	6%	6%
Second Year	8%	6%	6%
Third Year	7%	5%	5%
Fourth Year	7%	5%	4%
Fifth Year	5%	4%	3%
Sixth Year	4%	3%	2%
Seventh Year	3%	2%	0%
Eighth Year	1%	0%	0%
Thereafter	0%	0%	0%

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

For Venture, Venture Vantage and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all of the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitants(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). You should consult with your own qualified tax advisor before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

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Annual Contract Fee

We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, the fee will be waived. (There is no provision for waiver under Ven 1, Ven 3, Ven 7, Ven 8 and Ven 9 Contracts.) We deduct this administration fee on the Contract Anniversary during the Accumulation Period. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the Contract Anniversary, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees. (We do not separately identify an administration fee for Ven 1 Contracts.)

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options for all Contracts except Ven 1 and Venture® 2006 Contracts, 1.30% for Ven 1 Contracts, and 1.00% for the first 7 Contract Years (8 Contract Years if you elect the Payment Enhancement Rider) and 0.85% thereafter for Venture® 2006 Contracts. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

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•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial advisor.

We eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Variable Insurance Trust.

Premium Taxes

We charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Qualified Contracts – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of your Qualified Plan if your Contract has an optional death benefit or other optional benefit Rider. See “Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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Charitable Remainder Trusts

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute taxable ordinary income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxable currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit ), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent

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of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of contract value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the

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Contract’s value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date, if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract

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owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. It is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account since the Contract provides greater flexibility in allocating premiums and contract values than those annuity contracts described in the rulings.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the “Act”) into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose a penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

You may have purchased a Contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”). If so, numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan. If you intend to maintain a Contract for use in connection with a Qualified Plan you should consult a qualified tax advisor.

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In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no “investment in the Contract” and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant’s spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires from the employer who sponsored the Qualified Plan. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner’s death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated Beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic

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payments applies only if the Owner has had a separation from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

•	from a traditional IRA and make a “tax-free rollover” to another traditional IRA;

•

from a traditional IRA and make a “tax-free rollover” to a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;

•	from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a “tax-free rollover” to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

Although we allowed a Beneficiary of an IRA who was eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, effective February 2, 2009, we did not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

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If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. However, an early distribution penalty tax may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment involving a rollover transfer of funds, the transfer may be treated as a taxable transaction.

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Loans

You may be eligible for a loan of some or all of your Contract Value if we issued your Contract prior to January 1, 2009 in connection with a section 403(b) retirement arrangement that is not subject to Title 1 of ERISA, and you have not elected a GMWB Rider.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican “tax qualified” retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix E: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.

Distribution of Contracts

We pay compensation for sales of the Contracts.	John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that we may continue to

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make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2011, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the Contracts that they would not receive in connection with contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation

(John Hancock USA Contracts only; not available in NY)

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:

•	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and

•

employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will

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deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders, and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2011 and 2010, and its Separate Account financial statements for the year ended December 31, 2011 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2011, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

(for Ven 20, 22, 24, and Venture® 2006 Contracts)

The following examples do not illustrate withdrawal charges applicable to Ven 7, Ven 8, Ven 9, Ven 3 or Ven 1 Contracts. The length and duration of these withdrawal charges for these versions of the Contract differs as shown in the Fee Tables.

Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, there are no withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
2	$55,000	$5,000 [1]	$50,000	6%	$3,000
4	50,500	5,000 [2]	45,500	5%	2,275
6	60,000	10,000 [3]	50,000	3%	1,500
7	35,000	5,000 [4]	45,000 [4]	2%	900
8	70,000	20,000 [5]	50,000	0%	0

1	In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
2	In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
3	In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free Withdrawal Amount).
4	In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 – $50,000), so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 – $5,000).
5	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, the Payment Enhancement is not elected, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
65,000	$2,000	$15,000[1]	$0	5%	$0
49,000	5,000	3,000 [2]	2,000	5%	100
52,000	7,000	4,000 [3]	3,000	5%	150
44,000	8,000	0 [4]	8,000	5%	400

1	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 – 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
2	The Contract has negative accumulate earnings ($49,000 – $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
3	The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 – $2,000 – $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
4	The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 – $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

A-1

Appendix B: Qualified Plan Types

Plan Type
Traditional IRAs	Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or withdrawal), are taxable to the payee as ordinary income.

Roth IRAs	Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.”

Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request an SAI.

B-1

Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Venture® Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

•	Guaranteed Earning Multiplier Death Benefit – Not offered in New York or Washington

•	Triple Protection Death Benefit – Not offered in New York or Washington

•	Enhanced Death Benefit (Ven 7 and Ven 8 Contracts only)

•	Annual Step-Up Death Benefit (Venture® 2006 Contracts only)

Guaranteed Earnings Multiplier

(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and

(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner’s death and the death benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of the Guaranteed Earnings Multiplier

Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Guaranteed Earnings Multiplier.

The election of Guaranteed Earnings Multiplier on a Contract may not always be in your interest since an additional fee is imposed for this benefit.

Triple Protection Death Benefit

(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.

Once the Triple Protection Death Benefit is elected, it is irrevocable. If the Triple Protection Death Benefit is elected, the death benefit paid under the Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for the Triple Protection Death Benefit (see “Triple Protection Death Benefit Fee” below). Once the Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Triple Protection Death Benefit (“Triple Protection Death Benefit”) is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Triple Protection Death Benefit is equal to:

•	The “Enhanced Earnings Death Benefit” factor plus the greatest of:

•	the Contract Value;

•	the Return of Purchase Payments Death Benefit Factor;

•	the Annual Step-Up Death Benefit Factor; or

•	the Graded Death Benefit Factor.

We may offer other optional Riders whose benefits and the names of such benefits are similar to the Triple Protection Death Benefit Factors referenced above. These other optional Riders are separate and distinct from the Triple Protection Death Benefit Factors referenced above, they contain separate optional Rider charges and their benefits and limitations may be different.

If there is any Debt under the Contract, the Triple Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner’s spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

•	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract;

•

In determining the “Enhanced Earnings Death Benefit” Factor (see “Enhanced Earnings Death Benefit Factor” below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor;

•

In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Withdrawal Reductions” below).

“Enhanced Earnings Death Benefit” Factor

For purposes of the Triple Protection Death Benefit, the “Enhanced Earnings Death Benefit” factor is equal to 50% multiplied by Earnings, as defined under the “Enhanced Earnings Death Benefit” Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Example” and “Withdrawal Reductions” below).

The Maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.

•	“Earnings” are equal to $175,000 minus $150,000, or $25,000.

•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Triple Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary (see “Withdrawal Reductions” below).

Graded Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1.	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier*
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

*	If a Purchase Payment is received on or after the oldest Owner’s attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2.	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

We reserve the right to restrict Investment Options at any time. We will notify the Owner in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

Termination of Triple Protection Death Benefit Rider

The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:

•	the date the Contract terminates;

•	the Maturity Date; or

•

the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Triple Protection Death Benefit Fee

Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Enhanced Death Benefit

An Enhanced Death Benefit was available for certain Ven 7 and Ven 8 Contracts. If you purchased this optional benefit Rider, we “step up” the minimum death benefit each Contract Year instead of the six Contract Year period described in the “Death Benefit During Accumulation Period” section of the Prospectus. In addition, if the Annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the Accumulation Period is the greater of:

•	the Contract Value; or

•	the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

If you purchased this optional benefit, you paid the greater of (i) at least 10% of all Purchase Payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued, or (ii) $10,000.

This Enhanced Death Benefit became available for Ven 7 and Ven 8 Contracts issued:

After:	In the states of:
August 15, 1994	Florida, Maryland and Washington
October 3, 1994	Idaho, New Jersey and Oregon
January 3, 1995	California

This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract Date prior to the date the Enhanced Death Benefit first became available in the state of issue may also have been exchanged for a new Contract which provides for an alternative enhanced death benefit.

Annual Step-Up Death Benefit

You may have elected the optional Annual Step-Up Death Benefit:

•	for an additional charge of 0.20% of the value of the Variable Investment Options;

•	as long as you met our issue age requirements (see below); and

•

if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the spouse of the decedent and own the IRA in your own name.

For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death Benefit was only available if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.

The Annual Step-Up Death Benefit was only available at Contract issue and cannot be revoked once elected.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.

For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.

Anniversary Value. For purposes of the Rider, the greatest Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determination of the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:

(a)	the date the Contract terminates;

(b)	the Maturity Date;

(c)	the date on which the Annual Step-Up Death Benefit is paid; and

For Contracts issued on or after June 18, 2010 (dates may vary by state),

(d)	the date the Owner is changed or the Contract is assigned, unless

(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(iv)	the Ownership is transferred to the Owner’s spouse following the death of the Owner; or

(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(vi)	the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life Series Riders:

•	Income Plus For Life 1.11 Series:

¡	Income Plus For Life 1.11

¡	Income Plus For Life – Joint Life 1.11

•	Income Plus For Life 5.09 Series:

¡	Income Plus For Life 5.09

¡	Income Plus For Life – Joint Life 5.09

•	Income Plus For Life 12.08 Series:

¡	Income Plus For Life 12.08

¡	Income Plus For Life – Joint Life 12.08

•	Income Plus For Life (Quarterly Step-Up Review) Series

¡	Income Plus For Life (Quarterly Step-Up Review)

¡	Income Plus For Life – Joint Life (Quarterly Step-Up Review)

•	Income Plus For Life (Annual Step-Up Review) Series*

¡	Income Plus For Life (Annual Step-Up Review)

¡	Income Plus For Life – Joint Life (Annual Step-Up Review)

*	The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life.”

Principal Plus for Life Series Riders

•	Principal Plus for Life

•	Principal Plus for Life Plus Automatic Annual Step-Up

•	Principal Plus for Life Plus Spousal Protection

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix E.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

For Riders issued with Nonqualified Contracts:

•	both spouses must be named as co-Owners of the Contract; or

•	if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

•	one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

•	the Owner’s spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and

•	the Covered Person complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).

(For Contracts issued between June 2008 and May 2009) If you intended the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), you must have been the surviving spouse of the decedent and you must own the IRA in your own name. If you were the Beneficiary of a Contract that was intended to qualify as an IRA:

•	you would have been able to continue that Contract in effect as an Inherited IRA, but if the Contract had an existing GMWB Rider, the Rider terminated; and

•	you would not have been permitted to purchase a new GMWB Rider for use with the Contract.

Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Age Restrictions. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

Impact of Ownership Arrangement on the Availability of Income Plus For Life – Joint Life 5.09 Rider(s) and Income Plus For Life – Joint Life 1.11 Rider(s). We issued Income Plus For Life – Joint Life 5.09 Rider(s) and Income Plus For Life – Joint Life 1.11 Rider(s) under the following ownership arrangements:

•	In general, covered spouses are joint Owners, or one covered spouse is the Owner and the other covered spouse is named as the sole primary Beneficiary.

•	For non-natural person ownership designations, generally one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.

•	For custodial IRAs and Qualified Plans, the surviving spouse is the designated primary Beneficiary of the custodial IRA or Qualified Plan account.

We may issue the Income Plus For Life – Joint Life 5.09 Rider(s) and Income Plus For Life – Joint Life 1.11 Rider(s) under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a Qualified Plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

Civil Union and Same-Sex Marriage Partners. The Riders generally are designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option begins; or

•	at full surrender of the Contract; or

•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life 1.11 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 1.11 or Income Plus For Life – Joint Life 1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life 5.09 Series Riders. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 5.09 or Income Plus For Life – Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

We reserve the right to change either the Income Plus For Life 12.08 or Income Plus For Life – Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life – Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider’s Settlement Phase (see “Settlement Phase,” below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we also will not accept, without our prior approval, an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a Qualified Plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

•

on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

•

for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept an Additional Purchase Payment that qualifies as a “rollover contribution”; but

•	we will not accept any Purchase Payment after the oldest Covered Person becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with Qualified Plans, including IRAs.

If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either :

(a)     among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)     in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

•       if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or

•       if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your registered representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Core Strategy Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Money Market Trust

•	Total Bond Market Trust A

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

•	American Asset Allocation Trust

•	Capital Appreciation Value Trust

•	Core Allocation Plus Trust

•	Disciplined Diversification Trust

•	Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus For Life and Principal Returns)

•	Fundamental Holdings Trust

•	Global Diversification Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
American Global Diversification (not available after April 30, 2009)	50% 20% 15% 10% 5%	American Global Growth Trust Bond Trust American Global Small Capitalization Trust American High-Income Bond Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Value Trust American International Trust Lifestyle Balanced Trust Global Bond Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Value Trust Equity-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity-Income Trust
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity-Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	International Value Trust Global Bond Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

We reserve the right to:

•	limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

•	require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

•	limit your ability to transfer between existing Investment Options; and/or

•	require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

•	you select option A, B or C; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract” in the Prospectus) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you will have the flexibility to start and stop withdrawals;

•	you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and

•	you reduce the Contract Value available for annuitization.

When you annuitize:

•	you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

•	your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

•	you will no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life 1.11 Series Riders and Income Plus For Life 5.09 Series Riders

Covered Person(s)

The Income Plus For Life 1.11 Series Riders and Income Plus For Life 5.09 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life 1.11 and 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life 1.11 and 5.09).

IPFL 1.11 and 5.09 Series Rider Benefits

Lifetime Income Amount. Either Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life 1.11 or 5.09) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life 1.11 or 5.09) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero and the Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 1.11 or 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life 1.11 or 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased a Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for Income Plus For Life – Joint Life 1.11 or 5.09) would turn age 59 1/2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life 1.11 or 5.09) turns age 59 1/2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an Income Plus For Life 1.11 or 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase either Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

Benefit Rate by Age

Covered Person’s age on the Contract Anniversary prior to the first withdrawal after the Lifetime Income Date	Income Plus For Life 1.11 or 5.09	Income Plus For Life – Joint Life 1.11 or 5.09
59 1/2 – 64	4.00%	3.75%
65 and over	5.00%	4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life 1.11 or 5.09 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life 1.11 or 5.09 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 1.11 or 5.09) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with either the Income Plus For Life 1.11 or 5.09 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary because that is the Contract Anniversary before you turn age 59 1/2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

We may change the Benefit Rate we offer for either of these Riders. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For Life – Joint Life 1.11 or 5.09) on the first withdrawal after the Lifetime Income Date.

We did not offer Benefit Rate(s) of less than 3% or more than 7%. Once you purchased a Rider, the Benefit Rate(s) in effect when we issued the Rider will remain in effect for as long as the Rider remains in effect.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base is the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits may increase one or more of our guarantees when you defer withdrawals.

Credits. We offered the Income Plus For Life 1.11 or 5.09 Series Riders with the following Credit features:

•     Annual Credit Rate – 5%

•     Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while your Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life 1.11 and 5.09): Assume that you purchased a Contract with an Income Plus For Life 1.11 or 5.09 Rider and you, the Covered Person, will turn age 63 during the first Contract Year. Also assume that you purchased the Contract and Rider for $100,000, you make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit Rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount will increase to $4,988 (5% × $99,750).

EXAMPLE (Income Plus For Life – Joint Life 1.11 and 5.09): Assume that you purchased a Contract with an Income Plus For Life – Joint Life 1.11 or 5.09 Rider when the younger Covered Person was age 65, you take no withdrawals during the first and second Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, you make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% × $105,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% × $99,750).

Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.

Step-Ups. The Income Plus For Life 1.11 and 5.09 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

The Step-Up Dates we offered were subject to change. We offered the Riders with Step-Up Dates that differed between Income Plus For Life and Income Plus For Life – Joint Life, that occurred after the Rider had been in effect for more than one Contract Year, or that occurred at intervals longer than one Contract Year. The Step-Up Dates we offered do not begin more than 5 Contract Years from the date you purchased a Rider, do not occur at intervals greater than 5 Contract Years, and do not end sooner than on the Age 75 Contract Anniversary. Once you purchased a Rider, the Step-Up Dates in effect when we issued the Rider will remain in effect for as long as the Rider remains in effect.

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE. Assume that you purchased a Contract with an Income Plus For Life 1.11 or 5.09 Rider when you, the Covered Person, were 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, you make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% × $125,000).

Step-Ups may occur only while either the Income Plus For Life 1.11 or 5.09 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life 1.11 and 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).

We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•    you take withdrawals prior to the Lifetime Income Date, or

•    your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:
•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

•

a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” below).

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 1.11 or 5.09 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 – $5,625, or $84,375.

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 5.09): Assume that you purchased a Contract with an Income Plus For Life 1.11 or 5.09 Rider. Also assume that when you are age 67, the Contract Value was $100,000, the Benefit Base was $110,000, and the Lifetime Income Amount was $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/ $100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 – $11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 1.11 or 5.09): Assume that you purchased a Contract with an Income Plus For Life – Joint Life 1.11 or 5.09 Rider. Also assume that when the younger Covered Person is age 67, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 1.11 or 5.09 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” below. The Rider’s benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life 1.11 or 5.09 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with these Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life 1.11 or 5.09 Series Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under an Income Plus For Life 1.11 or 5.09 Series Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year; and

•	there were no Excess Withdrawals during that Contract Year; and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 1.11 or 5.09 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.

The settlement amount we pay to you under the Rider varies:

•

If the Settlement Phase begins after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

If the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Our Income Plus For Life 1.11 or 5.09 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Income Plus For Life 1.11 and 5.09. If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE 1.11 and 5.09:
1. Not the Covered Person

•      may continue if the Beneficiary elects to continue the Contract. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of any increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Rider fee.

•

2. The Covered Person	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 1.11 or 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life 1.11 and 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life 1.11 or 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Rider fee (see “Rider Fees” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life 1.11 or 5.09 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life 1.11 or 5.09 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life 1.11 or 5.09 Series Rider once it is in effect. However, an Income Plus For Life 1.11 or 5.09 Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life 1.11 and 5.09) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life 1.11 and 5.09) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life 12.08 Series Riders

Form of Guaranteed Amounts

The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero and the Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life 12.08); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint – Life 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime

Income Amount under the Income Plus For Life – Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life 12.08) you were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in NY).

•

(for Income Plus For Life – Joint Life 12.08) both you and your spouse were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life 12.08 – 5%

•	Income Plus For Life – Joint Life 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1/2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, because the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life 12.08 Series Riders provide the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life 12.08, the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life 12.08 and Income Plus For Life – Joint Life 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life 12.08 Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 – $11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is

$100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE 12.08:
1. Not the Covered Person

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

2. The Covered Person	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary; or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life 12.08) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life 12.08) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life (Quarterly Step-Up Review) Series Riders

Income Plus For Life (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

•	the Covered Person turns age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or

•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

•	(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•

the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review)); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life (Quarterly Step-Up Review)) you were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)) both you and your spouse were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life (Quarterly Step-Up Review) – 5%

•	Income Plus For Life – Joint Life (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate –

¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

¡	For Contracts issued in New York with Income Plus For Life (Quarterly Step-Up Review), the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

¡

For Contracts issued in New York with Income Plus For Life – Joint Life (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life (Quarterly Step-Up Review) and Income Plus For Life – Joint Life (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount would increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount would increase to $5,700 (5% × $114,000).

Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawal and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there was no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we would apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the “Target Amount” (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

•

200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

•	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

•	(200% × $100,000) + (100% × $25,000) = $225,000; or

•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

•	the Contract Value on that date; and

•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

•	the Contract Value on the Contract Anniversary; or

•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, mad no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% ×$125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is

$110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 – $11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE (Quarterly Step-Up Review):
1. Not the Covered Person

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly Step-Up Review) fee at that time.

2. The Covered Person	• ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life (Quarterly Step-Up Review)) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life (Annual Step-Up Review) Series Riders

Income Plus For Life (Annual Step-Up Review) has previously been referred to as “Income Plus For Life.”

Form of Guaranteed Amounts

Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

•	(for Income Plus For Life – Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

•

(for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1/2 (age 61 in New York) .

•

(for Income Plus For Life – Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life (Annual Step-Up Review) – 5%

•	Income Plus For Life – Joint Life (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase

Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

Credits. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate:

¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;

¡	6% for Riders purchased before January 17, 2008 or in New York.

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% × $106,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we will reduce the Account Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

•

any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

•

you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person turned age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

¡	the Excess Withdrawal amount; divided by

¡	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year,

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):

1. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•       may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•       continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse	• may continue in the same manner as 1.
• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•       does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

3. The Covered Person and the Beneficiary is the deceased Owner’s spouse	• ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s spouse	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary; or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider fee (see “Fee for

Income Plus For Life (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	the death or removal of the Covered Person; or

•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or

•

(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5%); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

•

(for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would turn age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

•	Principal Plus – 5.00%

•	Principal Plus for Life – 5.00%

•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%

•	Principal Plus for Life Plus Spousal Protection – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $3 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

•	5% of the Benefit Base immediately after the Additional Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

•	in the case of the Lifetime Income Amount, to equal the lesser of:

¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or

¡	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

•	Credit Rate – 5%.

•	initial Credit Period

¡	(for Principal Plus) – the first 5 Contract Years.

¡

(for Principal Plus for Life Series Riders issued prior to May 1, 2007) – the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.

¡	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.

•

extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

•

by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise

•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

•	(for Principal Plus and Principal Plus for Life) 0.75%, and

•	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

•	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

•	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

•

(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract

Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:

•	the Lifetime Income Amount prior to the withdrawal; or

•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or

•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized

Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

•

You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

•

You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

•

We will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.

•

After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Beneficiary is:	Then PRINCIPAL PLUS:
1. The deceased Owner’s spouse	• Continues if the Benefit Base is greater than zero.

•      Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

•      Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

• Continues to impose the Principal Plus fee.

•      Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

If the Beneficiary is:	Then PRINCIPAL PLUS:
2. Not the deceased Owner’s spouse

•      Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:

1. The Covered Person and the Beneficiary is the deceased Owner’s spouse

•      Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We will automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

• Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
• Continues to impose the Principal Plus for Life fee.

•      Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

4. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

•      In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

•	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;

•

no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

•

based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•

if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	under Principal Plus, the date the Benefit Base depletes to zero; or

•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

•	under Principal Plus, the Maturity Date under the Contract; or

•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

•	8% of the Benefit Base immediately after the Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington).

As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:

•	the amount of your initial Purchase Payments, up to $5 million; or

•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit

Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

•	Continues if the Benefit Base is greater than zero.

•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.

•

Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

•	Continues to impose the Rider fee.

•

Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.

•

Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	the date the Benefit Base and the Contract Value both deplete to zero; or

•	the date an Annuity Option under the Contract begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture® Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

•	Guaranteed Retirement Income Program I

•	Guaranteed Retirement Income Program II

•	Guaranteed Retirement Income Program III

John Hancock New York

•	Guaranteed Retirement Income Program I

•	Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

John Hancock USA

Availability of Guaranteed Retirement Income Program

John Hancock USA offered three versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between May 1998 and June 2001 (beginning and end dates may vary by state). Guaranteed Retirement Income Program II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

•

may not be exercised until the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) and then must be exercised within 30 days immediately following the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Program I

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Income Base: The Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Program I Growth Factor: The growth factor for Guaranteed Retirement Income Program I is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Income Base Reductions: Withdrawals will reduce the Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Step-Up of Income Base: Within 30 days immediately following any Contract Anniversary, you may elect in writing to step up the Income Base to the Contract Value on that Contract Anniversary. If you elect to step up the Income Base, the earliest date that you may exercise the Guaranteed Retirement Income Program is extended to the 7th Contract Anniversary following the date the Step-Up is effective (the Step-Up Date).

Following a Step-Up of the Income Base, the Income Base as of the Step-Up Date is equal to the Contract Value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the Contract Value on the Step-Up Date will be treated as a Purchase Payment made on that date, and all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the Step-Up Date will not be considered.

Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Program II Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Guaranteed Retirement Income Program III Growth Factor: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Program II Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Program III Income Base Reductions: If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal; and (ii) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated above.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors Available for Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income III

The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-Out Period Provisions – Annuity Options” in “V. Description of the Contract”).

Life Annuity with a 10-Year Period Certain – Available for Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain – Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise a Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee

The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Program I	0.25%
Guaranteed Retirement Income Program II	0.45%
Guaranteed Retirement Income Program III	0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program

A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans

The use of Guaranteed Retirement Income Programs is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

Hence, you should consider that because (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election (7th Contract Anniversary for Guaranteed Retirement Income Program I) and (b) the election of a Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Program

John Hancock New York offered two versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base (Guaranteed Retirement Income Program II only): The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-Out Period Provisions – Annuity Options” in “V. Description of the Contract”):

•	Life Annuity with a 10-Year Period Certain;

•	Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates).

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee

The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Program I	0.30%
Guaranteed Retirement Income Program II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program

A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

You should consider that because (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancies of the co-Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, a Guaranteed Retirement Income Program should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® 2006 Contracts with no optional benefit Riders

•	Venture® 2006 Contracts with the Annual Step-Up Death Benefit Rider

•	Venture® 2006 Contracts issued by John Hancock New York with the Annual Step-Up Death Benefit Rider and the Payment Enhancement optional benefit Rider.

•	Ven 24, Ven 22 and Ven 20 Contracts with no optional benefit Riders;

•	Ven 22 and Ven 20 Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;

•	Ven 24 Contracts with the Payment Enhancement optional benefit Rider;

•	Ven 9, Ven 6 and Ven 7 Contracts with no optional benefit Riders;

•	Ven 3 Contracts with no optional benefit Riders.

Please note that fees for the Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, and Triple Protection Death Benefit Riders and fees for GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture Variable Annuity

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
500 Index Trust - Series I Shares (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	10.641	9.418	7.595	12.267	11.860	10.435	10.146	9.332	7.393	9.678
Value at End of Year	10.658	10.641	9.418	7.595	12.267	11.860	10.435	10.146	9.332	7.393
Ven 22, 20 No. of Units	1,864,827	2,169,926	2,511,902	3,032,307	4,027,955	5,662,346	7,431,295	9,056,577	9,910,540	9,560,366
Ven 24 No. of Units	67,294	76,201	84,406	149,964	180,652	202,571	254,131	340,730	301,338	325,150

Ven 22, 20 Contracts with GEM
Value at Start of Year	11.285	10.008	8.088	13.089	12.680	11.178	10.891	10.037	7.968	10.451
Value at End of Year	11.281	11.285	10.008	8.088	13.089	12.680	11.178	10.891	10.037	7.968
No. of Units	20,607	25,524	25,824	27,742	29,894	53,278	57,668	67,142	107,257	106,231

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	10.565	9.383	7.594	12.308	11.941	10.543	10.288	9.496	7.549	9.916
Value at End of Year	10.545	10.565	9.383	7.594	12.308	11.941	10.543	10.288	9.496	7.549
No. of Units	76,762	105,546	137,463	240,478	312,360	413,183	487,495	621,415	543,810	446,244

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	10.641	9.418	7.595	12.267	11.860	10.435	10.146	9.332	7.393	9.678
Value at End of Year	10.658	10.641	9.418	7.595	12.267	11.860	10.435	10.146	9.332	7.393
Ven 7, 8 No. of Units	185,568	202,252	225,628	238,305	322,637	423,821	579,086	697,016	871,491	863,970
Ven 9 No. of Units	30,346	42,223	44,975	51,568	92,908	93,667	157,718	254,069	196,202	429,028

Ven 3 Contracts with no Optional Riders
Value at Start of Year	10.641	9.418	7.595	12.267	11.860	10.435	10.146	9.332	7.393	9.678
Value at End of Year	10.658	10.641	9.418	7.595	12.267	11.860	10.435	10.146	9.332	7.393
No. of Units	20,927	20,605	21,131	26,444	23,424	34,045	36,694	35,016	36,077	27,155

500 Index Trust - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.491	12.858	10.383	16.820	16.289	14.356	13.982	12.891	10.232	12.500
Value at End of Year	14.486	14.491	12.858	10.383	16.820	16.289	14.356	13.982	12.891	10.232
Ven 22, 20 No. of Units	683,763	773,935	876,963	936,856	961,353	1,067,899	1,225,205	1,250,479	1,096,693	312,367
Ven 24 No. of Units	327,702	377,045	389,463	384,540	381,985	420,641	453,984	472,832	344,259	85,184

Ven 22, 20 Contracts with GEM
Value at Start of Year	14.242	12.663	10.246	16.632	16.139	14.252	13.908	12.849	10.219	12.500
Value at End of Year	14.209	14.242	12.663	10.246	16.632	16.139	14.252	13.908	12.849	10.219
No. of Units	67,237	73,330	159,675	84,851	90,490	124,224	127,884	131,553	113,154	6,296

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.059	12.519	10.144	16.492	16.027	14.174	13.853	12.817	10.209	12.500
Value at End of Year	14.005	14.059	12.519	10.144	16.492	16.027	14.174	13.853	12.817	10.209
No. of Units	113,058	148,465	186,875	257,110	334,148	343,063	361,467	353,819	264,511	58,512

Active Bond Trust - Series I Shares (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.198	14.428	11.724	13.290	12.954	12.580	12.500	—	—	—
Value at End of Year	16.901	16.198	14.428	11.724	13.290	12.954	12.580	—	—	—
Ven 22, 20 No. of Units	915,605	1,072,347	1,249,746	1,545,198	2,211,907	2,960,620	3,779,743	—	—	—
Ven 24 No. of Units	25,301	43,758	61,321	69,399	98,929	118,895	140,653	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.015	14.294	11.638	13.219	12.911	12.563	12.500	—	—	—
Value at End of Year	16.677	16.015	14.294	11.638	13.219	12.911	12.563	—	—	—
No. of Units	14,914	16,275	18,005	18,388	26,958	32,570	43,655	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.880	14.194	11.574	13.166	12.878	12.551	12.500	—	—	—
Value at End of Year	16.511	15.880	14.194	11.574	13.166	12.878	12.551	—	—	—
No. of Units	77,689	102,718	152,545	198,810	261,708	296,316	361,780	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.198	14.428	11.724	13.290	12.954	12.580	12.500	—	—	—
Value at End of Year	16.901	16.198	14.428	11.724	13.290	12.954	12.580	—	—	—
Ven 7, 8 No. of Units	854,722	971,211	1,115,068	1,341,754	1,582,048	1,896,304	2,428,159	—	—	—
Ven 9 No. of Units	73,763	81,286	92,526	108,899	140,392	204,998	258,204	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.198	14.428	11.724	13.290	12.954	12.580	12.500	—	—	—
Value at End of Year	16.901	16.198	14.428	11.724	13.290	12.954	12.580	—	—	—
No. of Units	370,444	412,580	561,855	614,080	732,664	855,608	950,426	—	—	—

Active Bond Trust - Series II Shares (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.012	14.281	11.643	13.215	12.915	12.567	12.500	—	—	—
Value at End of Year	16.690	16.012	14.281	11.643	13.215	12.915	12.567	—	—	—
Ven 22, 20 No. of Units	3,551,138	4,494,583	4,939,109	5,134,407	7,342,785	7,737,600	7,813,643	—	—	—
Ven 24 No. of Units	727,365	840,272	902,082	921,431	1,320,767	1,344,178	1,350,107	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.832	14.148	11.558	13.145	12.872	12.551	12.500	—	—	—
Value at End of Year	16.469	15.832	14.148	11.558	13.145	12.872	12.551	—	—	—
No. of Units	189,182	224,199	235,279	234,396	325,954	320,904	312,540	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.697	14.049	11.494	13.092	12.839	12.538	12.500	—	—	—
Value at End of Year	16.305	15.697	14.049	11.494	13.092	12.839	12.538	—	—	—
No. of Units	664,142	837,511	909,308	943,950	1,317,568	1,399,750	1,442,961	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	12.915	12.567	12.500	—	—	—
Value at End of Year	—	—	—	—	13.215	12.915	12.567	—	—	—
Ven 9 No. of Units	—	—	—	—	253	253	253	—	—	—

Aggressive Growth Trust (merged into Mid Cap Stock Trust eff 5-01-05) - Series I Shares (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.040	9.120	12.326
Value at End of Year	—	—	—	—	—	—	—	12.972	12.040	9.120
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	7,370,975	9,002,683	9,780,531
Ven 24 No. of Units	—	—	—	—	—	—	—	336,022	444,899	481,914

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	8.776	6.661	9.021
Value at End of Year	—	—	—	—	—	—	—	9.437	8.776	6.661
No. of Units	—	—	—	—	—	—	—	54,792	61,592	64,403

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	7.888	5.996	8.132
Value at End of Year	—	—	—	—	—	—	—	8.469	7.888	5.996
No. of Units	—	—	—	—	—	—	—	395,958	452,125	462,774

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.040	9.120	12.326
Value at End of Year	—	—	—	—	—	—	—	12.972	12.040	9.120
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	573,749	745,064	843,050
Ven 9 No. of Units	—	—	—	—	—	—	—	224,663	367,517	352,330

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.040	9.120	12.326
Value at End of Year	—	—	—	—	—	—	—	12.972	12.040	9.120
No. of Units	—	—	—	—	—	—	—	38,592	54,025	47,672

Aggressive Growth Trust (merged into Mid Cap Stock Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.607	9.572	12.500
Value at End of Year	—	—	—	—	—	—	—	13.576	12.607	9.572
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	567,063	513,320	154,361
Ven 24 No. of Units	—	—	—	—	—	—	—	199,068	149,385	42,198

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	12.566	9.559	12.500
Value at End of Year	—	—	—	—	—	—	—	13.504	12.566	9.559
No. of Units	—	—	—	—	—	—	—	54,887	63,237	18,334

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	12.535	9.550	12.500
Value at End of Year	—	—	—	—	—	—	—	13.451	12.535	9.550
No. of Units	—	—	—	—	—	—	—	93,182	58,322	32,572

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
All Cap Core Trust (formerly Growth Trust) - Series I Shares (units first credited 7-15-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.725	15.902	12.553	21.087	20.831	18.409	17.114	14.919	11.501	15.600
Value at End of Year	17.551	17.725	15.902	12.553	21.087	20.831	18.409	17.114	14.919	11.501
Ven 22, 20 No. of Units	1,330,117	1,574,344	1,856,365	2,192,453	2,846,401	4,157,956	5,317,776	6,316,179	7,678,603	9,380,988
Ven 24 No. of Units	46,052	55,691	65,315	71,667	81,521	130,706	153,969	175,743	215,705	251,358

Ven 22, 20 Contracts with GEM
Value at Start of Year	10.226	9.192	7.271	12.239	12.114	10.727	9.992	8.729	6.742	9.164
Value at End of Year	10.105	10.226	9.192	7.271	12.239	12.114	10.727	9.992	8.729	6.742
No. of Units	10,775	13,688	14,787	15,919	20,761	21,873	25,817	32,414	30,500	29,233

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	7.731	6.960	5.514	9.295	9.214	8.171	7.623	6.669	5.159	7.022
Value at End of Year	7.629	7.731	6.960	5.514	9.295	9.214	8.171	7.623	6.669	5.159
No. of Units	39,769	47,760	78,594	85,885	97,450	114,191	172,569	210,053	273,881	257,701

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.725	15.902	12.553	21.087	20.831	18.409	17.114	14.919	11.501	15.600
Value at End of Year	17.551	17.725	15.902	12.553	21.087	20.831	18.409	17.114	14.919	11.501
Ven 7, 8 No. of Units	238,025	274,653	317,322	382,247	465,904	594,331	775,887	1,026,608	1,274,268	1,630,125
Ven 9 No. of Units	90,241	103,484	123,119	156,358	198,707	253,002	313,453	418,096	520,711	624,455

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.725	15.902	12.553	21.087	20.831	18.409	17.114	14.919	11.501	15.600
Value at End of Year	17.551	17.725	15.902	12.553	21.087	20.831	18.409	17.114	14.919	11.501
No. of Units	13,277	15,086	19,126	20,107	24,100	31,814	35,814	43,383	53,510	80,427

All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.984	14.368	11.360	19.122	18.936	16.764	15.612	13.642	10.540	12.500
Value at End of Year	15.784	15.984	14.368	11.360	19.122	18.936	16.764	15.612	13.642	10.540
Ven 22, 20 No. of Units	54,027	62,497	72,096	87,545	102,679	120,561	130,017	142,419	100,996	58,383
Ven 24 No. of Units	6,806	10,056	10,538	11,874	16,455	18,620	16,165	14,031	10,611	3,755

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.710	14.150	11.210	18.908	18.761	16.643	15.530	13.597	10.526	12.500
Value at End of Year	15.483	15.710	14.150	11.210	18.908	18.761	16.643	15.530	13.597	10.526
No. of Units	3,223	4,426	5,067	4,916	4,518	3,733	5,894	5,602	3,972	147

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.508	13.989	11.099	18.749	18.632	16.552	15.468	13.564	10.516	12.500
Value at End of Year	15.261	15.508	13.989	11.099	18.749	18.632	16.552	15.468	13.564	10.516
No. of Units	9,446	10,823	13,985	16,191	16,590	16,325	13,357	11,137	4,810	1,371

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	18.936	16.764	15.612	—	—	—
Value at End of Year	—	—	—	—	19.122	18.936	16.764	—	—	—
Ven 9 No. of Units	—	—	—	—	312	313	313	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	15.984	14.368	11.360	19.122	18.936	16.764	15.612	—	—	—
Value at End of Year	15.784	15.984	14.368	11.360	19.122	18.936	16.764	—	—	—
No. of Units	148	148	149	149	149	149	149	—	—	—

All Cap Growth Trust (merged into Capital Appreciation Trust eff 5-03-10) - Series I Shares (units first credited 3-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	12.780	22.326	20.206	19.226	17.888	17.030	13.363	17.927
Value at End of Year	—	—	15.261	12.780	22.326	20.206	19.226	17.888	17.030	13.363
Ven 22, 20 No. of Units	—	—	2,716,985	3,341,121	4,314,341	5,971,079	7,379,350	9,368,927	11,255,888	13,146,694
Ven 24 No. of Units	—	—	112,565	126,784	158,510	228,894	268,153	300,775	370,060	423,069

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	6.226	10.899	9.884	9.423	8.785	8.380	6.589	8.857
Value at End of Year	—	—	7.420	6.226	10.899	9.884	9.423	8.785	8.380	6.589
No. of Units	—	—	13,624	12,313	33,095	38,921	46,808	61,922	75,053	78,183

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	5.392	9.453	8.585	8.198	7.654	7.312	5.758	7.751
Value at End of Year	—	—	6.416	5.392	9.453	8.585	8.198	7.654	7.312	5.758
No. of Units	—	—	145,769	192,957	257,081	314,528	389,884	490,521	574,876	635,050

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	12.780	22.326	20.206	19.226	17.888	17.030	13.363	17.927
Value at End of Year	—	—	15.261	12.780	22.326	20.206	19.226	17.888	17.030	13.363
Ven 7, 8 No. of Units	—	—	505,949	595,476	762,737	951,840	1,208,031	1,583,546	2,008,869	2,463,679
Ven 9 No. of Units	—	—	216,186	263,491	326,625	426,423	526,534	681,765	845,398	1,028,998

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	12.780	22.326	20.206	19.226	17.888	17.030	13.363	17.927
Value at End of Year	—	—	15.261	12.780	22.326	20.206	19.226	17.888	17.030	13.363
No. of Units	—	—	25,194	29,186	38,198	46,528	70,597	93,651	115,713	135,052

All Cap Growth Trust (merged into Capital Appreciation Trust eff 5-03-10) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	9.484	16.600	15.055	14.359	13.387	12.768	10.037	12.500
Value at End of Year	—	—	11.303	9.484	16.600	15.055	14.359	13.387	12.768	10.037
Ven 22, 20 No. of Units	—	—	377,616	394,347	524,089	555,332	563,975	797,349	639,116	204,577
Ven 24 No. of Units	—	—	75,172	74,395	79,704	95,639	99,956	97,287	81,893	15,156

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	9.359	16.414	14.916	14.255	13.317	12.726	10.025	12.500
Value at End of Year	—	—	11.132	9.359	16.414	14.916	14.255	13.317	12.726	10.025
No. of Units	—	—	23,121	22,578	24,209	25,866	29,457	28,729	26,365	6,629

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	9.266	16.276	14.813	14.178	13.264	12.695	10.015	12.500
Value at End of Year	—	—	11.005	9.266	16.276	14.813	14.178	13.264	12.695	10.015
No. of Units	—	—	44,508	46,475	63,831	73,221	68,612	80,663	65,159	28,524

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	9.484	16.600	15.055	14.359	13.387	—	—	—
Value at End of Year	—	—	11.303	9.484	16.600	15.055	14.359	—	—	—
Ven 9 No. of Units	—	—	259	266	821	828	548	—	—	—

All Cap Value Trust - Series I Shares (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.722	15.184	12.162	17.319	16.214	14.459	13.870	12.131	8.891	12.494
Value at End of Year	16.741	17.722	15.184	12.162	17.319	16.214	14.459	13.870	12.131	8.891
Ven 22, 20 No. of Units	517,185	587,058	758,051	942,277	1,221,952	1,672,577	1,841,422	2,111,389	1,778,554	1,074,867
Ven 24 No. of Units	14,713	17,075	17,562	18,952	27,743	39,428	39,696	42,383	43,563	46,075

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.382	14.923	11.977	17.089	16.031	14.325	13.769	12.066	8.861	12.477
Value at End of Year	16.387	17.382	14.923	11.977	17.089	16.031	14.325	13.769	12.066	8.861
No. of Units	39,517	42,559	46,835	57,648	68,505	52,240	51,220	59,499	71,283	46,772

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.131	14.730	11.839	16.919	15.896	14.225	13.693	12.018	8.839	12.465
Value at End of Year	16.127	17.131	14.730	11.839	16.919	15.896	14.225	13.693	12.018	8.839
No. of Units	40,188	58,659	78,711	39,663	131,573	150,396	166,689	145,850	133,410	135,095

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.722	15.184	12.162	17.319	16.214	14.459	13.870	12.131	8.891	12.494
Value at End of Year	16.741	17.722	15.184	12.162	17.319	16.214	14.459	13.870	12.131	8.891
Ven 7, 8 No. of Units	96,106	98,239	113,950	127,247	129,415	172,765	195,319	262,487	217,876	104,817
Ven 9 No. of Units	21,401	21,365	22,877	24,537	43,230	44,179	45,996	54,418	35,910	18,655

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.722	15.184	12.162	17.319	16.214	14.459	13.870	12.131	8.891	12.494
Value at End of Year	16.741	17.722	15.184	12.162	17.319	16.214	14.459	13.870	12.131	8.891
No. of Units	3,488	5,372	5,865	5,470	5,480	8,671	6,657	12,408	17,088	6,901

All Cap Value Trust - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	19.006	16.315	13.088	18.661	17.517	15.646	15.051	13.182	9.675	12.500
Value at End of Year	17.916	19.006	16.315	13.088	18.661	17.517	15.646	15.051	13.182	9.675
Ven 22, 20 No. of Units	474,129	534,180	605,954	657,194	735,104	873,791	843,708	807,667	523,939	85,306
Ven 24 No. of Units	68,508	90,932	100,368	120,745	141,565	161,342	146,759	154,556	90,937	9,080

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.680	16.067	12.916	18.451	17.355	15.533	14.972	13.139	9.663	12.500
Value at End of Year	17.574	18.680	16.067	12.916	18.451	17.355	15.533	14.972	13.139	9.663
No. of Units	14,805	15,536	18,151	25,510	27,529	33,190	49,081	53,333	40,083	5,426

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.439	15.884	12.788	18.296	17.235	15.448	14.913	13.107	9.653	12.500
Value at End of Year	17.321	18.439	15.884	12.788	18.296	17.235	15.448	14.913	13.107	9.653
No. of Units	53,636	73,692	82,331	89,480	113,547	117,975	118,139	116,118	76,154	33,747

American Asset Allocation Trust - Series II Shares (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	11.728	10.602	8.700	12.543	12.500	—	—	—	—	—
Value at End of Year	11.693	11.728	10.602	8.700	12.543	—	—	—	—	—
Venture No. of Units	27,380,933	29,201,462	30,724,575	19,851,060	6,729,131	—	—	—	—	—
NY Venture No. of Units	1,721,569	1,968,272	1,970,143	1,033,934	379,845	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	11.621	10.531	8.664	12.522	12.500	—	—	—	—	—
Value at End of Year	11.558	11.621	10.531	8.664	12.522	—	—	—	—	—
Ven 22, 20 No. of Units	5,226,693	6,054,896	7,207,264	1,892,149	1,357,916	—	—	—	—	—
Ven 24 No. of Units	327,860	407,093	445,353	129,358	41,834	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	11.536	10.475	8.635	12.505	12.500	—	—	—	—	—
Value at End of Year	11.450	11.536	10.475	8.635	12.505	—	—	—	—	—
No. of Units	168,481	182,138	187,462	118,757	17,170	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	11.578	10.503	8.649	12.514	12.500	—	—	—	—	—
Value at End of Year	11.504	11.578	10.503	8.649	12.514	—	—	—	—	—
No. of Units	202,723	209,486	215,712	236,172	224,200	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.473	10.433	8.613	12.493	12.500	—	—	—	—	—
Value at End of Year	11.370	11.473	10.433	8.613	12.493	—	—	—	—	—
No. of Units	202,484	291,906	379,397	115,640	75,948	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.642	10.545	8.671	12.526	12.500	—	—	—	—	—
Value at End of Year	11.585	11.642	10.545	8.671	12.526	—	—	—	—	—
Venture No. of Units	11,853,987	12,511,936	12,874,294	7,973,773	3,073,847	—	—	—	—	—
NY Venture No. of Units	1,426,370	1,517,555	1,505,773	978,916	352,031	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	11.494	10.447	8.620	12.497	12.500	—	—	—	—	—
Value at End of Year	11.397	11.494	10.447	8.620	12.497	—	—	—	—	—
NY Venture No. of Units	167,038	170,400	173,112	173,633	154,513	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	11.654	10.546	8.664	12.522	12.500	—	—	—	—	—
Value at End of Year	11.597	11.654	10.546	8.664	12.522	—	—	—	—	—
Ven 9 No. of Units	381,871	439,020	572,513	80,119	31,883	—	—	—	—	—
No. of Units	3,552,473	4,058,185	4,670,702	105,624	28,774	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	11.654	10.546	8.664	12.522	12.500	—	—	—	—	—
Value at End of Year	11.597	11.654	10.546	8.664	12.522	—	—	—	—	—
No. of Units	1,395,434	1,612,859	1,871,261	4,348	563	—	—	—	—	—

American Blue Chip Income and Growth Trust - Series II Shares (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.192	15.601	12.445	19.957	19.945	17.317	16.463	15.299	12.500	—
Value at End of Year	16.708	17.192	15.601	12.445	19.957	19.945	17.317	16.463	15.299	—
Ven 22, 20 No. of Units	1,375,366	1,575,377	1,644,971	1,863,074	2,373,140	2,952,854	3,003,264	3,085,744	733,450	—
Ven 24 No. of Units	192,901	225,707	245,089	268,076	285,863	326,760	337,549	351,197	164,535	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.930	15.394	12.304	19.772	19.800	17.225	16.409	15.279	12.500	—
Value at End of Year	16.421	16.930	15.394	12.304	19.772	19.800	17.225	16.409	15.279	—
No. of Units	57,344	66,741	76,599	82,544	91,855	100,073	122,679	87,095	49,076	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.737	15.241	12.200	19.634	19.691	17.157	16.368	15.264	12.500	—
Value at End of Year	16.209	16.737	15.241	12.200	19.634	19.691	17.157	16.368	15.264	—
No. of Units	67,942	97,136	119,299	139,310	165,698	193,157	181,864	166,040	46,258	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.192	15.601	12.445	19.957	19.945	17.317	16.463	15.299	12.500	—
Value at End of Year	16.708	17.192	15.601	12.445	19.957	19.945	17.317	16.463	15.299	—
Ven 9 No. of Units	12,417	21,008	19,151	30,610	32,346	48,679	39,850	50,361	17,408	—
No. of Units	119,981	117,258	134,444	167,691	213,728	292,547	300,636	319,536	161,103	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.192	15.601	12.445	19.957	19.945	17.317	16.463	15.299	12.500	—
Value at End of Year	16.708	17.192	15.601	12.445	19.957	19.945	17.317	16.463	15.299	—
No. of Units	12,356	9,876	10,528	12,344	16,115	20,264	23,260	25,749	17,915	—

American Bond Trust (merged into Bond Trust eff 10-28-11) - Series II Shares (units first credited 8-01-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	13.130	11.866	13.311	13.105	12.500	—	—	—	—
Value at End of Year	—	13.754	13.130	11.866	13.311	13.105	—	—	—	—
Venture No. of Units	—	8,002,903	8,298,579	7,590,244	9,402,750	2,920,678	—	—	—	—
NY Venture No. of Units	—	831,645	823,365	751,142	966,217	302,519	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	12.967	11.749	13.212	13.040	12.418	12.500	—	—	—
Value at End of Year	—	13.550	12.967	11.749	13.212	13.040	12.418	—	—	—
Ven 22, 20 No. of Units	—	4,632,522	4,838,252	4,551,762	6,308,370	5,334,662	2,340,443	—	—	—
Ven 24 No. of Units	—	603,586	625,224	569,633	755,350	703,819	295,255	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	12.853	11.669	13.149	13.003	12.408	12.500	—	—	—
Value at End of Year	—	13.403	12.853	11.669	13.149	13.003	12.408	—	—	—
No. of Units	—	144,780	158,916	157,844	183,361	148,168	50,361	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	12.962	11.756	13.234	13.074	12.500	—	—	—	—
Value at End of Year	—	13.531	12.962	11.756	13.234	13.074	—	—	—	—
No. of Units	—	364,499	392,259	343,049	421,961	122,925	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	12.768	11.609	13.101	12.976	12.400	12.500	—	—	—
Value at End of Year	—	13.295	12.768	11.609	13.101	12.976	12.400	—	—	—
No. of Units	—	631,171	702,693	657,435	864,609	787,772	271,239	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	13.034	11.803	13.267	13.087	12.500	—	—	—	—
Value at End of Year	—	13.626	13.034	11.803	13.267	13.087	—	—	—	—
Venture No. of Units	—	3,230,226	3,238,279	3,003,020	3,701,792	858,785	—	—	—	—
NY Venture No. of Units	—	451,329	423,933	361,626	429,201	81,908	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	12.796	11.629	13.117	12.985	12.500	—	—	—	—
Value at End of Year	—	13.331	12.796	11.629	13.117	12.985	—	—	—	—
NY Venture No. of Units	—	209,653	226,688	216,647	299,431	106,009	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	12.967	11.749	13.212	13.040	12.418	12.500	—	—	—
Value at End of Year	—	13.550	12.967	11.749	13.212	13.040	12.418	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	11,901	—	—	—
Ven 9 No. of Units	—	37,466	47,566	38,770	17,882	12,837	3,554	—	—	—
No. of Units	—	175,735	166,647	184,745	156,919	103,991	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	12.967	11.749	13.212	13.040	12.418	—	—	—	—
Value at End of Year	—	13.550	12.967	11.749	13.212	13.040	—	—	—	—
No. of Units	—	13,232	24,269	28,299	27,179	5,019	—	—	—	—

American Global Growth Trust - Series II Shares (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.342	11.230	8.033	13.252	12.500	—	—	—	—	—
Value at End of Year	11.054	12.342	11.230	8.033	13.252	—	—	—	—	—
Venture No. of Units	2,748,383	2,919,485	3,026,315	3,096,633	2,429,590	—	—	—	—	—
NY Venture No. of Units	214,076	235,757	235,269	273,372	171,995	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.229	11.155	7.999	13.230	12.500	—	—	—	—	—
Value at End of Year	10.926	12.229	11.155	7.999	13.230	—	—	—	—	—
Ven 22, 20 No. of Units	632,755	757,456	737,034	675,506	576,988	—	—	—	—	—
Ven 24 No. of Units	22,391	23,531	23,336	18,986	36,695	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.140	11.095	7.972	13.212	12.500	—	—	—	—	—
Value at End of Year	10.824	12.140	11.095	7.972	13.212	—	—	—	—	—
No. of Units	24,059	24,772	13,398	6,026	11,868	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.184	11.125	7.986	13.221	12.500	—	—	—	—	—
Value at End of Year	10.875	12.184	11.125	7.986	13.221	—	—	—	—	—
No. of Units	68,917	66,783	65,609	58,099	55,061	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.073	11.051	7.952	13.199	12.500	—	—	—	—	—
Value at End of Year	10.748	12.073	11.051	7.952	13.199	—	—	—	—	—
No. of Units	12,932	17,528	42,504	36,338	25,146	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.252	11.170	8.006	13.234	12.500	—	—	—	—	—
Value at End of Year	10.951	12.252	11.170	8.006	13.234	—	—	—	—	—
Venture No. of Units	1,629,811	1,749,834	1,831,975	1,854,336	1,502,544	—	—	—	—	—
NY Venture No. of Units	140,969	164,075	163,893	194,429	170,670	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	12.095	11.066	7.959	13.203	12.500	—	—	—	—	—
Value at End of Year	10.773	12.095	11.066	7.959	13.203	—	—	—	—	—
NY Venture No. of Units	82,632	83,120	88,433	92,670	66,583	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.229	11.155	7.999	13.230	12.500	—	—	—	—	—
Value at End of Year	10.926	12.229	11.155	7.999	13.230	—	—	—	—	—
Ven 9 No. of Units	16,695	18,669	19,503	12,948	7,625	—	—	—	—	—
No. of Units	75,298	77,092	74,180	63,172	39,658	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.229	11.155	7.999	13.230	12.500	—	—	—	—	—
Value at End of Year	10.926	12.229	11.155	7.999	13.230	—	—	—	—	—
No. of Units	8,396	7,533	6,435	6,409	1,230	—	—	—	—	—

American Global Small Capitalization Trust - Series II Shares (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	11.802	9.798	6.177	13.525	12.500	—	—	—	—	—
Value at End of Year	9.377	11.802	9.798	6.177	13.525	—	—	—	—	—
Venture No. of Units	1,035,351	989,074	1,122,410	1,225,366	742,659	—	—	—	—	—
NY Venture No. of Units	75,892	75,868	81,334	103,103	54,291	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	11.694	9.732	6.152	13.502	12.500	—	—	—	—	—
Value at End of Year	9.268	11.694	9.732	6.152	13.502	—	—	—	—	—
Ven 22, 20 No. of Units	476,007	727,645	703,684	379,695	547,653	—	—	—	—	—
Ven 24 No. of Units	41,249	46,803	37,542	27,725	55,578	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	11.608	9.680	6.131	13.484	12.500	—	—	—	—	—
Value at End of Year	9.182	11.608	9.680	6.131	13.484	—	—	—	—	—
No. of Units	18,609	11,911	15,403	5,806	8,315	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	11.651	9.706	6.141	13.493	12.500	—	—	—	—	—
Value at End of Year	9.225	11.651	9.706	6.141	13.493	—	—	—	—	—
No. of Units	26,738	23,362	24,447	23,048	15,922	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.545	9.642	6.116	13.471	12.500	—	—	—	—	—
Value at End of Year	9.118	11.545	9.642	6.116	13.471	—	—	—	—	—
No. of Units	9,392	21,447	29,768	25,874	37,295	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.715	9.745	6.157	13.507	12.500	—	—	—	—	—
Value at End of Year	9.290	11.715	9.745	6.157	13.507	—	—	—	—	—
Venture No. of Units	581,913	575,479	656,138	711,859	465,669	—	—	—	—	—
NY Venture No. of Units	48,858	52,186	59,120	77,218	47,971	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	11.566	9.655	6.121	13.475	12.500	—	—	—	—	—
Value at End of Year	9.139	11.566	9.655	6.121	13.475	—	—	—	—	—
NY Venture No. of Units	29,932	28,710	29,112	32,821	20,843	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	11.694	9.732	6.152	13.502	12.500	—	—	—	—	—
Value at End of Year	9.268	11.694	9.732	6.152	13.502	—	—	—	—	—
Ven 9 No. of Units	12,326	13,818	17,210	10,380	17,502	—	—	—	—	—
No. of Units	61,998	90,878	69,107	36,399	74,069	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	11.694	9.732	6.152	13.502	12.500	—	—	—	—	—
Value at End of Year	9.268	11.694	9.732	6.152	13.502	—	—	—	—	—
No. of Units	1,079	1,148	1,966	1,525	1,528	—	—	—	—	—

American Growth Trust - Series II Shares (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.528	10.727	7.825	14.207	12.863	12.500	—	—	—	—
Value at End of Year	11.792	12.528	10.727	7.825	14.207	12.863	—	—	—	—
Venture No. of Units	6,624,872	7,086,878	8,080,067	9,044,648	7,271,861	2,853,777	—	—	—	—
NY Venture No. of Units	726,982	728,977	800,551	848,896	697,532	257,316	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.025	17.190	12.570	22.879	20.767	19.207	16.850	15.269	12.500	—
Value at End of Year	18.801	20.025	17.190	12.570	22.879	20.767	19.207	16.850	15.269	—
Ven 22, 20 No. of Units	8,851,585	10,262,010	11,940,166	13,741,290	14,641,379	16,173,347	15,171,705	11,353,014	1,914,838	—
Ven 24 No. of Units	1,407,434	1,525,269	1,691,623	1,871,936	1,790,257	1,874,727	1,606,897	1,046,035	284,976	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	19.721	16.962	12.429	22.667	20.616	19.105	16.794	15.249	12.500	—
Value at End of Year	18.479	19.721	16.962	12.429	22.667	20.616	19.105	16.794	15.249	—
No. of Units	332,325	396,520	428,389	489,152	489,962	535,410	464,185	296,693	150,995	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.325	10.590	7.752	14.124	12.833	12.500	—	—	—	—
Value at End of Year	11.560	12.325	10.590	7.752	14.124	12.833	—	—	—	—
No. of Units	305,605	315,314	361,696	284,683	322,194	113,338	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.496	16.793	12.323	22.509	20.503	19.029	16.752	15.234	12.500	—
Value at End of Year	18.240	19.496	16.793	12.323	22.509	20.503	19.029	16.752	15.234	—
No. of Units	945,446	1,053,911	1,220,274	1,457,364	1,374,398	1,449,360	1,208,296	603,913	60,829	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.412	10.649	7.783	14.159	12.846	12.500	—	—	—	—
Value at End of Year	11.659	12.412	10.649	7.783	14.159	12.846	—	—	—	—
Venture No. of Units	2,877,835	3,077,292	3,391,831	3,782,792	2,871,284	902,530	—	—	—	—
NY Venture No. of Units	376,619	394,082	399,812	395,176	319,197	101,357	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	19.570	16.849	12.358	22.561	20.541	12.500	—	—	—	—
Value at End of Year	18.319	19.570	16.849	12.358	22.561	20.541	—	—	—	—
NY Venture No. of Units	107,741	110,577	118,926	137,295	129,903	54,638	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	20.025	17.190	12.570	22.879	20.767	19.207	16.850	15.269	12.500	—
Value at End of Year	18.801	20.025	17.190	12.570	22.879	20.767	19.207	16.850	15.269	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	1,129,093	995,032	658,720	—
Ven 9 No. of Units	101,540	118,898	134,902	153,426	184,170	196,984	174,537	148,164	74,053	—
No. of Units	553,978	622,665	756,214	856,686	985,390	1,088,570	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	20.025	17.190	12.570	22.879	20.767	19.207	16.850	15.269	12.500	—
Value at End of Year	18.801	20.025	17.190	12.570	22.879	20.767	19.207	16.850	15.269	—
No. of Units	41,931	44,189	43,449	47,395	65,489	68,958	75,525	70,670	49,667	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
American Growth-Income Trust - Series II Shares (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.079	11.023	8.534	13.962	13.519	12.500	—	—	—	—
Value at End of Year	11.673	12.079	11.023	8.534	13.962	13.519	—	—	—	—
Venture No. of Units	6,530,532	7,163,961	7,726,013	8,064,686	7,254,372	2,666,182	—	—	—	—
NY Venture No. of Units	708,417	712,202	738,660	758,530	708,752	252,577	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.299	15.827	12.283	20.147	19.557	17.303	16.665	15.388	12.500	—
Value at End of Year	16.675	17.299	15.827	12.283	20.147	19.557	17.303	16.665	15.388	—
Ven 22, 20 No. of Units	9,991,285	11,671,665	13,138,593	10,574,670	11,988,857	13,399,904	12,347,704	9,224,537	1,316,880	—
Ven 24 No. of Units	1,351,963	1,530,460	1,649,067	1,488,815	1,510,475	1,549,856	1,351,548	739,263	188,796	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.036	15.617	12.145	19.960	19.415	17.211	16.610	15.368	12.500	—
Value at End of Year	16.389	17.036	15.617	12.145	19.960	19.415	17.211	16.610	15.368	—
No. of Units	354,899	398,600	419,664	360,474	363,473	395,834	392,183	254,864	88,839	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	11.883	10.883	8.454	13.881	13.488	12.500	—	—	—	—
Value at End of Year	11.443	11.883	10.883	8.454	13.881	13.488	—	—	—	—
No. of Units	292,900	312,555	334,314	346,437	307,462	106,288	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.472	10.512	12.042	19.821	19.309	17.143	16.569	15.353	12.500	—
Value at End of Year	11.037	11.472	10.512	12.042	19.821	19.309	17.143	16.569	15.353	—
No. of Units	1,110,835	1,268,285	1,435,705	1,327,858	1,406,020	1,443,864	1,241,490	601,754	71,293	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.966	10.943	8.488	13.916	13.501	12.500	—	—	—	—
Value at End of Year	11.541	11.966	10.943	8.488	13.916	13.501	—	—	—	—
Venture No. of Units	2,617,484	2,828,973	2,961,040	3,070,258	2,556,774	817,371	—	—	—	—
NY Venture No. of Units	305,079	333,134	343,287	357,865	319,506	89,819	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	16.905	15.513	12.076	19.867	19.344	12.500	—	—	—	—
Value at End of Year	16.248	16.905	15.513	12.076	19.867	19.344	—	—	—	—
NY Venture No. of Units	114,484	122,020	130,839	141,932	140,378	57,831	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.342	15.836	12.283	20.147	19.557	17.303	16.665	15.388	12.500	—
Value at End of Year	16.744	17.342	15.836	12.283	20.147	19.557	17.303	16.665	15.388	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	709,941	719,933	384,391	—
Ven 9 No. of Units	123,985	154,929	164,292	87,595	108,168	126,670	98,445	103,225	46,828	—
No. of Units	463,516	548,420	675,642	525,560	626,170	687,323	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.299	15.827	12.283	20.147	19.557	17.303	16.665	15.388	12.500	—
Value at End of Year	16.675	17.299	15.827	12.283	20.147	19.557	17.303	16.665	15.388	—
No. of Units	57,615	63,043	57,533	42,697	36,631	41,451	40,516	42,156	43,225	—

American High-Income Bond Trust - Series II Shares (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.885	12.264	8.962	11.991	12.500	—	—	—	—	—
Value at End of Year	13.908	13.885	12.264	8.962	11.991	—	—	—	—	—
Venture No. of Units	544,562	633,904	664,763	604,877	549,139	—	—	—	—	—
NY Venture No. of Units	41,466	47,856	47,427	52,524	40,280	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.758	12.182	8.925	11.971	12.500	—	—	—	—	—
Value at End of Year	13.747	13.758	12.182	8.925	11.971	—	—	—	—	—
Ven 22, 20 No. of Units	306,800	394,380	384,177	220,566	135,830	—	—	—	—	—
Ven 24 No. of Units	29,523	21,253	21,967	11,238	7,102	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	13.657	12.117	8.895	11.955	12.500	—	—	—	—	—
Value at End of Year	13.619	13.657	12.117	8.895	11.955	—	—	—	—	—
No. of Units	20,681	9,421	13,078	4,872	1,235	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.707	12.150	8.910	11.963	12.500	—	—	—	—	—
Value at End of Year	13.683	13.707	12.150	8.910	11.963	—	—	—	—	—
No. of Units	96,214	38,307	30,904	13,044	13,207	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.582	12.069	8.873	11.943	12.500	—	—	—	—	—
Value at End of Year	13.524	13.582	12.069	8.873	11.943	—	—	—	—	—
No. of Units	24,646	31,303	27,801	12,218	7,723	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.783	12.198	8.933	11.975	12.500	—	—	—	—	—
Value at End of Year	13.779	13.783	12.198	8.933	11.975	—	—	—	—	—
Venture No. of Units	337,330	390,429	405,842	336,884	328,921	—	—	—	—	—
NY Venture No. of Units	24,249	30,798	31,939	39,682	39,792	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	13.607	12.085	8.880	11.947	12.500	—	—	—	—	—
Value at End of Year	13.556	13.607	12.085	8.880	11.947	—	—	—	—	—
NY Venture No. of Units	35,470	38,103	20,707	21,775	19,210	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.758	12.182	8.925	11.971	12.500	—	—	—	—	—
Value at End of Year	13.747	13.758	12.182	8.925	11.971	—	—	—	—	—
Ven 9 No. of Units	4,520	7,238	7,157	595	—	—	—	—	—	—
No. of Units	50,610	54,432	34,476	15,037	1,829	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	13.758	12.182	8.925	11.971	12.500	—	—	—	—	—
Value at End of Year	13.747	13.758	12.182	8.925	11.971	—	—	—	—	—
No. of Units	713	967	1,454	498	229	—	—	—	—	—

American International Trust - Series II Shares (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.202	12.518	8.892	15.636	13.247	12.500	—	—	—	—
Value at End of Year	11.174	13.202	12.518	8.892	15.636	13.247	—	—	—	—
Venture No. of Units	4,724,990	4,692,535	4,870,015	5,560,122	4,853,763	2,111,439	—	—	—	—
NY Venture No. of Units	426,909	392,737	402,056	458,165	411,607	154,671	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	26.522	25.212	17.954	31.650	26.881	23.038	19.328	16.508	12.500	—
Value at End of Year	22.393	26.522	25.212	17.954	31.650	26.881	23.038	19.328	16.508	—
Ven 22, 20 No. of Units	4,110,621	4,542,335	5,056,498	5,867,885	6,569,762	7,449,417	6,681,967	4,198,494	396,104	—
Ven 24 No. of Units	570,904	590,474	619,137	702,701	692,089	759,897	628,975	336,815	63,121	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	26.119	24.878	17.751	31.357	26.686	22.916	19.264	16.486	12.500	—
Value at End of Year	22.009	26.119	24.878	17.751	31.357	26.686	22.916	19.264	16.486	—
No. of Units	153,237	161,480	167,488	200,249	204,552	224,435	192,872	125,386	33,678	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.987	12.358	8.809	15.545	13.216	12.500	—	—	—	—
Value at End of Year	10.955	12.987	12.358	8.809	15.545	13.216	—	—	—	—
No. of Units	187,743	181,114	195,818	224,776	186,353	61,403	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	25.820	24.631	17.601	31.139	26.540	22.825	19.217	16.470	12.500	—
Value at End of Year	21.725	25.820	24.631	17.601	31.139	26.540	22.825	19.217	16.470	—
No. of Units	437,802	457,280	512,263	618,888	633,562	701,909	600,927	296,847	20,409	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.079	12.427	8.845	15.584	13.229	12.500	—	—	—	—
Value at End of Year	11.048	13.079	12.427	8.845	15.584	13.229	—	—	—	—
Venture No. of Units	2,038,430	1,996,866	2,027,560	2,296,187	1,844,171	768,897	—	—	—	—
NY Venture No. of Units	304,272	292,099	272,815	273,970	222,998	94,957	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	25.919	24.713	17.651	31.211	26.588	12.500	—	—	—	—
Value at End of Year	21.819	25.919	24.713	17.651	31.211	26.588	—	—	—	—
NY Venture No. of Units	66,499	63,623	62,164	74,159	75,121	26,669	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	26.522	25.212	17.954	31.650	26.881	23.038	19.328	16.508	12.500	—
Value at End of Year	22.393	26.522	25.212	17.954	31.650	26.881	23.038	19.328	16.508	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	503,980	365,786	139,282	—
Ven 9 No. of Units	33,635	38,390	42,132	50,745	69,449	93,661	69,812	59,490	25,971	—
No. of Units	248,642	280,668	336,386	389,253	502,772	540,492	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 3 Contracts with no Optional Riders
Value at Start of Year	26.522	25.212	17.954	31.650	26.881	23.038	19.328	16.508	12.500	—
Value at End of Year	22.393	26.522	25.212	17.954	31.650	26.881	23.038	19.328	16.508	—
No. of Units	23,434	24,861	30,603	32,993	34,289	39,328	25,406	13,263	2,349	—

American New World Trust - Series II Shares (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	14.444	12.468	8.475	14.952	12.500	—	—	—	—	—
Value at End of Year	12.222	14.444	12.468	8.475	14.952	—	—	—	—	—
Venture No. of Units	484,881	507,067	525,531	495,739	332,536	—	—	—	—	—
NY Venture No. of Units	48,334	42,836	43,291	38,638	19,243	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.312	12.385	8.440	14.927	12.500	—	—	—	—	—
Value at End of Year	12.080	14.312	12.385	8.440	14.927	—	—	—	—	—
Ven 22, 20 No. of Units	1,165,027	1,531,542	1,275,100	843,867	1,007,816	—	—	—	—	—
Ven 24 No. of Units	135,753	130,201	82,706	29,235	68,534	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	14.207	12.319	8.412	14.907	12.500	—	—	—	—	—
Value at End of Year	11.968	14.207	12.319	8.412	14.907	—	—	—	—	—
No. of Units	60,796	48,003	24,251	17,219	14,822	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	14.259	12.352	8.426	14.917	12.500	—	—	—	—	—
Value at End of Year	12.024	14.259	12.352	8.426	14.917	—	—	—	—	—
No. of Units	10,654	13,548	20,629	15,293	10,310	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.129	12.270	8.390	14.892	12.500	—	—	—	—	—
Value at End of Year	11.884	14.129	12.270	8.390	14.892	—	—	—	—	—
No. of Units	34,127	45,205	41,176	36,326	50,049	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.338	12.402	8.447	14.932	12.500	—	—	—	—	—
Value at End of Year	12.108	14.338	12.402	8.447	14.932	—	—	—	—	—
Venture No. of Units	346,692	355,396	371,531	330,906	165,866	—	—	—	—	—
NY Venture No. of Units	20,590	21,707	21,963	21,366	17,763	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	14.155	12.286	8.398	14.897	12.500	—	—	—	—	—
Value at End of Year	11.912	14.155	12.286	8.398	14.897	—	—	—	—	—
NY Venture No. of Units	16,679	17,664	16,670	15,497	19,671	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	14.312	12.385	8.440	14.927	12.500	—	—	—	—	—
Value at End of Year	12.080	14.312	12.385	8.440	14.927	—	—	—	—	—
Ven 9 No. of Units	39,935	48,994	38,211	25,521	29,989	—	—	—	—	—
No. of Units	159,424	177,241	167,865	70,638	116,660	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	14.312	12.385	8.440	14.927	12.500	—	—	—	—	—
Value at End of Year	12.080	14.312	12.385	8.440	14.927	—	—	—	—	—
No. of Units	3,708	13,359	7,731	7,589	8,307	—	—	—	—	—

BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.224	26.303	20.375	32.714	32.642	27.207	26.842	24.538	18.702	23.100
Value at End of Year	28.057	29.224	26.303	20.375	32.714	32.642	27.207	26.842	24.538	18.702
Ven 22, 20 No. of Units	155,020	193,358	230,164	282,083	385,635	551,238	740,901	893,702	992,700	1,122,669

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.149	13.662	10.605	17.061	17.058	14.246	14.083	12.900	9.852	12.193
Value at End of Year	14.515	15.149	13.662	10.605	17.061	17.058	14.246	14.083	12.900	9.852
No. of Units	526	527	527	528	476	648	1,351	1,944	1,955	1,976

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	29.224	26.303	20.375	32.714	32.642	27.207	26.842	24.538	18.702	23.100
Value at End of Year	28.057	29.224	26.303	20.375	32.714	32.642	27.207	26.842	24.538	18.702
Ven 7, 8 No. of Units	430	430	674	759	1,270	3,298	3,920	4,409	6,607	6,938

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund) - Class II Shares (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.078	14.838	12.431	15.674	13.607	11.858	10.897	9.676	8.963	—
Value at End of Year	15.280	16.078	14.838	12.431	15.674	13.607	11.858	10.897	9.676	—
Ven 22, 20 No. of Units	49,972	61,307	63,860	71,840	79,122	111,624	—	—	—	—
Ven 22, 20 No. of Units	—	—	—	—	—	—	121,309	130,694	154,537	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	14.930	13.832	—
Value at End of Year	—	—	—	—	—	—	—	16.779	14.930	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	9.676	8.963	—
Value at End of Year	—	—	—	—	—	—	—	10.897	9.676	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	—	—

BlackRock Value Opportunities V.I. Fund (formerly Mercury Value Opportunities V.I. Fund) - Class II Shares (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	64.784	51.126	40.429	68.562	70.260	63.236	58.169	51.387	36.537	48.662
Value at End of Year	62.256	64.784	51.126	40.429	68.562	70.260	63.236	58.169	51.387	36.537
Ven 22, 20 No. of Units	34,128	42,233	51,953	63,561	93,660	135,055	166,352	203,195	227,011	268,748

Ven 22, 20 Contracts with GEM
Value at Start of Year	19.304	15.264	12.095	20.552	21.104	19.032	17.542	15.528	11.063	14.763
Value at End of Year	18.513	19.304	15.264	12.095	20.552	21.104	19.032	17.542	15.528	11.063
No. of Units	980	985	997	1,151	1,152	1,516	2,896	3,244	3,448	3,636

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	64.784	51.126	40.429	68.562	70.260	63.236	58.169	51.387	36.537	48.662
Value at End of Year	62.256	64.784	51.126	40.429	68.562	70.260	63.236	58.169	51.387	36.537
Ven 7, 8 No. of Units	47	47	47	48	48	48	48	48	48	48

Blue Chip Growth Trust - Series I Shares (units first credited 12-11-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	24.156	9.150	14.968	26.415	23.761	21.987	21.115	19.639	15.418	20.643
Value at End of Year	24.164	24.156	9.150	14.968	26.415	23.761	21.987	21.115	19.639	15.418
Ven 22, 20 No. of Units	4,361,294	5,156,171	5,988,923	7,199,233	8,912,778	12,189,414	15,532,968	18,984,031	22,485,941	25,377,600
Ven 24 No. of Units	137,073	171,577	195,839	231,333	270,530	362,331	436,620	502,535	574,881	650,695

Ven 22, 20 Contracts with GEM
Value at Start of Year	11.887	10.399	7.395	13.077	11.786	10.928	10.516	9.800	7.709	10.343
Value at End of Year	11.867	11.887	10.399	7.395	13.077	11.786	10.928	10.516	9.800	7.709
No. of Units	83,267	102,152	114,190	126,799	127,038	162,394	164,936	164,549	183,899	195,854

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	10.987	9.626	6.855	12.141	10.960	10.177	9.807	9.154	7.212	9.690
Value at End of Year	10.952	10.987	9.626	6.855	12.141	10.960	10.177	9.807	9.154	7.212
No. of Units	288,958	357,421	467,309	645,104	677,677	708,840	839,169	988,319	1,055,794	1,108,760

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	24.156	21.091	14.968	26.415	23.761	21.987	21.115	19.639	15.418	20.643
Value at End of Year	24.164	24.156	21.091	14.968	26.415	23.761	21.987	21.115	19.639	15.418
Ven 7, 8 No. of Units	1,495,050	1,706,581	1,981,532	2,285,107	2,632,141	3,162,395	3,942,970	5,032,799	5,985,084	7,043,533
Ven 9 No. of Units	459,266	542,189	624,408	744,077	898,434	1,124,692	1,384,367	1,729,005	2,018,139	2,387,431

Ven 3 Contracts with no Optional Riders
Value at Start of Year	24.156	21.091	14.968	26.415	23.761	21.987	21.115	19.639	15.418	20.643
Value at End of Year	24.164	24.156	21.091	14.968	26.415	23.761	21.987	21.115	19.639	15.418
No. of Units	70,165	74,339	78,185	80,770	98,925	114,536	179,635	211,845	242,066	296,940

Blue Chip Growth Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.446	11.732	8.324	14.678	13.197	12.500	—	—	—	—
Value at End of Year	13.457	13.446	11.732	8.324	14.678	13.197	—	—	—	—
Venture No. of Units	298,469	290,783	268,459	225,323	171,765	25,056	—	—	—	—
NY Venture No. of Units	35,708	30,066	31,269	13,337	9,529	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.777	13.800	9.816	17.353	15.642	14.511	13.965	13.014	10.229	12.500
Value at End of Year	15.751	15.777	13.800	9.816	17.353	15.642	14.511	13.965	13.014	10.229
Ven 22, 20 No. of Units	1,615,165	1,818,638	1,960,791	2,310,203	2,143,893	2,186,132	2,426,185	2,127,087	1,464,888	434,406
Ven 24 No. of Units	428,974	490,408	529,799	595,407	500,108	563,575	617,713	441,455	236,960	28,105

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.507	13.591	9.687	17.158	15.498	14.405	13.892	12.971	10.216	12.500
Value at End of Year	15.451	15.507	13.591	9.687	17.158	15.498	14.405	13.892	12.971	10.216
No. of Units	172,965	182,406	117,319	164,296	136,844	97,626	112,838	94,352	65,314	13,018

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.228	11.582	8.247	14.592	13.167	12.500	—	—	—	—
Value at End of Year	13.193	13.228	11.582	8.247	14.592	13.167	—	—	—	—
No. of Units	23,004	22,462	27,528	27,160	17,595	1,696	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.307	13.436	9.591	17.014	15.390	14.327	13.837	12.939	10.206	12.500
Value at End of Year	15.229	15.307	13.436	9.591	17.014	15.390	14.327	13.837	12.939	10.206
No. of Units	206,072	246,437	276,079	305,091	308,579	368,089	397,493	341,742	224,970	114,270

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.321	11.646	8.280	14.629	13.180	12.500	—	—	—	—
Value at End of Year	13.306	13.321	11.646	8.280	14.629	13.180	—	—	—	—
Venture No. of Units	135,230	113,991	105,755	141,802	140,284	13,401	—	—	—	—
NY Venture No. of Units	8,123	11,642	11,877	5,265	3,973	204	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	15.373	13.487	9.623	17.062	15.430	12.500	—	—	—	—
Value at End of Year	15.302	15.373	13.487	9.623	17.062	15.426	—	—	—	—
NY Venture No. of Units	3,026	3,091	3,033	1,527	1,528	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	15.642	14.511	13.965	—	—	—
Value at End of Year	—	—	—	—	17.353	15.642	14.511	—	—	—
Ven 9 No. of Units	—	—	—	—	536	536	537	—	—	—

Bond Trust - Series I Shares (units first credited 10-28-2011)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.569	—	—	—	—	—	—	—	—	—
Venture No. of Units	544	—	—	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.564	—	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	644,245	—	—	—	—	—	—	—	—	—
Ven 24 No. of Units	9,466	—	—	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.559	—	—	—	—	—	—	—	—	—
No. of Units	8,386	—	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.556	—	—	—	—	—	—	—	—	—
No. of Units	31,873	—	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.564	—	—	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	173,613	—	—	—	—	—	—	—	—	—
Ven 9 No. of Units	42,976	—	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.564	—	—	—	—	—	—	—	—	—
No. of Units	12,597	—	—	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Bond Trust - Series II Shares (units first credited 10-28-2011)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.569	—	—	—	—	—	—	—	—	—
Venture No. of Units	7,658,067	—	—	—	—	—	—	—	—	—
NY Venture No. of Units	857,354	—	—	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.564	—	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	3,574,238	—	—	—	—	—	—	—	—	—
Ven 24 No. of Units	567,400	—	—	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.559	—	—	—	—	—	—	—	—	—
No. of Units	125,507	—	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.562	—	—	—	—	—	—	—	—	—
No. of Units	356,596	—	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.556	—	—	—	—	—	—	—	—	—
No. of Units	560,406	—	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.565	—	—	—	—	—	—	—	—	—
Venture No. of Units	3,066,005	—	—	—	—	—	—	—	—	—
NY Venture No. of Units	429,936	—	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.557	—	—	—	—	—	—	—	—	—
NY Venture No. of Units	203,851	—	—	—	—	—	—	—	—	—

Capital Appreciation Trust - Series I Shares (units first credited 11-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	9.907	8.984	6.403	10.344	9.399	9.321	8.291	7.691	6.024	8.805
Value at End of Year	9.777	9.907	8.984	6.403	10.344	9.399	9.321	8.291	7.691	6.024
Ven 22, 20 No. of Units	6,922,674	8,172,745	4,804,356	5,946,816	7,854,681	10,956,831	2,037,352	2,087,170	2,311,363	2,177,602
Ven 24 No. of Units	286,982	340,497	222,073	234,099	296,396	398,342	75,936	38,685	44,220	46,829

Ven 22, 20 Contracts with GEM
Value at Start of Year	10.430	9.477	6.768	10.955	9.975	9.911	8.834	8.211	6.444	9.438
Value at End of Year	10.273	10.430	9.477	6.768	10.955	9.975	9.911	8.834	8.211	6.444
No. of Units	47,003	61,133	64,472	76,257	85,791	119,381	54,834	59,515	64,689	56,526

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	7.116	8.700	6.222	10.088	9.199	9.154	8.171	7.606	5.979	8.769
Value at End of Year	6.999	7.116	8.700	6.222	10.088	9.199	9.154	8.171	7.606	5.979
No. of Units	230,883	285,060	237,718	348,336	458,660	536,760	98,371	106,974	99,871	111,049

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	9.907	8.984	6.403	10.344	9.399	9.321	8.291	7.691	6.024	8.805
Value at End of Year	9.777	9.907	8.984	6.403	10.344	9.399	9.321	8.291	7.691	6.024
Ven 7, 8 No. of Units	1,916,411	2,240,760	1,724,739	1,965,368	2,288,937	2,815,570	331,262	214,254	241,453	201,160
Ven 9 No. of Units	484,843	571,677	291,858	336,950	392,539	497,564	37,194	18,208	21,877	10,957

Ven 3 Contracts with no Optional Riders
Value at Start of Year	9.907	8.984	6.403	10.344	9.399	9.321	8.291	7.691	6.024	8.805
Value at End of Year	9.777	9.907	8.984	6.403	10.344	9.399	9.321	8.291	7.691	6.024
No. of Units	486,587	612,181	630,757	698,636	829,942	959,427	17,464	13,558	10,820	6,314

Capital Appreciation Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.350	12.103	8.619	13.919	12.644	12.500	—	—	—	—
Value at End of Year	13.175	13.350	12.103	8.619	13.919	12.644	—	—	—	—
Venture No. of Units	106,819	114,206	115,451	82,971	65,574	27,363	—	—	—	—
NY Venture No. of Units	2,424	1,647	1,713	184	1,827	145	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.502	12.518	8.937	16.285	14.831	14.735	13.142	12.202	9.566	12.500
Value at End of Year	15.261	15.502	12.518	8.937	16.285	14.831	14.735	13.142	12.202	9.566
Ven 22, 20 No. of Units	1,204,701	1,332,026	1,122,614	1,127,080	1,258,046	1,464,036	530,176	495,548	488,134	171,283
Ven 24 No. of Units	229,742	295,748	262,600	277,735	299,010	343,262	104,358	97,774	75,332	11,847
Ven 22, 20 No. of Units	—	—	—	—	—	—	1,462,644	—	—	—
Ven 24 No. of Units	—	—	—	—	—	—	1,392	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.237	13.876	9.926	16.102	14.694	14.628	13.073	12.162	9.553	12.500
Value at End of Year	14.970	15.237	13.876	9.926	16.102	14.694	14.628	13.073	12.162	9.553
No. of Units	64,229	73,174	69,155	73,182	99,531	118,521	43,723	42,656	29,251	10,454

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.133	11.949	8.539	12.500	—	12.500	—	—	—	—
Value at End of Year	12.916	13.133	11.949	8.539	—	—	—	—	—	—
No. of Units	235	240	4,400	4,164	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.041	13.718	9.828	15.967	14.592	14.549	13.021	12.132	9.544	12.500
Value at End of Year	14.755	15.041	13.718	9.828	15.967	14.592	14.549	13.021	12.132	9.544
No. of Units	136,356	175,819	156,382	177,937	212,786	231,822	53,271	46,250	44,089	26,055

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.226	12.015	8.573	13.873	12.627	12.500	—	—	—	—
Value at End of Year	13.026	13.226	12.015	8.573	13.873	12.627	—	—	—	—
Venture No. of Units	91,904	90,858	87,605	57,898	32,083	13,681	—	—	—	—
NY Venture No. of Units	1,425	1,426	2,529	1,405	1,363	1,301	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	15.106	13.770	12.500	—	—	12.500	—	—	—	—
Value at End of Year	14.826	15.106	13.770	—	—	—	—	—	—	—
NY Venture No. of Units	486	487	753	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	15.502	16.285	—	—	14.831	12.500	—	—	—	—
Value at End of Year	15.261	15.502	—	—	16.285	14.831	—	—	—	—
Ven 9 No. of Units	198	204	—	—	482	482	—	—	—	—

Capital Appreciation Value Trust - Series II Shares (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.092	11.655	9.080	12.500	—	—	—	—	—	—
Value at End of Year	13.315	13.092	11.655	9.080	—	—	—	—	—	—
Venture No. of Units	7,164,185	7,641,483	7,916,719	2,797,205	—	—	—	—	—	—
NY Venture No. of Units	272,140	280,181	307,388	115,834	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.009	11.610	9.068	12.500	—	—	—	—	—	—
Value at End of Year	13.198	13.009	11.610	9.068	—	—	—	—	—	—
Ven 22, 20 No. of Units	294,319	394,179	583,770	640,689	—	—	—	—	—	—
Ven 24 No. of Units	48,466	54,180	54,808	15,308	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.943	11.574	9.058	12.500	—	—	—	—	—	—
Value at End of Year	13.105	12.943	11.574	9.058	—	—	—	—	—	—
No. of Units	12,593	12,972	16,387	11,635	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.976	11.592	12.500	—	—	—	—	—	—	—
Value at End of Year	13.151	12.976	11.592	—	—	—	—	—	—	—
No. of Units	247	265	281	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.894	11.547	9.051	12.500	—	—	—	—	—	—
Value at End of Year	13.035	12.894	11.547	9.051	—	—	—	—	—	—
No. of Units	1,665	2,015	3,255	3,228	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.026	11.619	9.071	12.500	—	—	—	—	—	—
Value at End of Year	13.221	13.026	11.619	9.071	—	—	—	—	—	—
Venture No. of Units	2,672,810	2,884,128	3,019,278	1,086,900	—	—	—	—	—	—
NY Venture No. of Units	239,743	235,530	239,123	82,264	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	12.911	11.556	9.053	12.500	—	—	—	—	—	—
Value at End of Year	13.058	12.911	11.556	9.053	—	—	—	—	—	—
NY Venture No. of Units	10,656	14,088	26,218	15,367	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.009	11.610	9.068	12.500	—	—	—	—	—	—
Value at End of Year	13.198	13.009	11.610	9.068	—	—	—	—	—	—
Ven 7, 8 No. of Units	—	—	—	8,177	—	—	—	—	—	—
Ven 9 No. of Units	—	—	—	339	—	—	—	—	—	—
No. of Units	10,194	10,740	12,621	—	—	—	—	—	—	—

Classic Value Trust (merged into Equity-Income Trust eff 5-01-09) - Series II Shares (units first credited 5-01-2004)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	11.840	13.736	12.500	—	—	—	—
Value at End of Year	—	—	—	6.357	11.840	13.736	—	—	—	—
Venture No. of Units	—	—	—	75,699	67,302	40,767	—	—	—	—
NY Venture No. of Units	—	—	—	7,998	6,261	723	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.564	16.940	14.830	13.768	12.500	—	—
Value at End of Year	—	—	—	7.801	14.564	16.940	14.830	13.768	—	—
Ven 22, 20 No. of Units	—	—	—	316,136	534,747	656,894	343,944	195,690	—	—
Ven 24 No. of Units	—	—	—	13,993	11,133	22,341	9,440	6,324	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	14.458	16.850	14.781	13.750	12.500	—	—
Value at End of Year	—	—	—	7.728	14.458	16.850	14.781	13.750	—	—
No. of Units	—	—	—	1,003	1,734	18,363	2,161	2,146	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	11.771	13.704	12.500	—	—	—	—
Value at End of Year	—	—	—	6.298	11.771	13.704	—	—	—	—
No. of Units	—	—	—	6,218	5,497	1,487	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	14.379	16.783	14.744	13.736	1.500	—	—
Value at End of Year	—	—	—	7.674	14.379	16.783	14.744	13.736	—	—
No. of Units	—	—	—	36,527	34,122	53,842	27,406	7,505	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	11.800	13.718	12.500	—	—	—	—
Value at End of Year	—	—	—	6.323	11.800	13.718	—	—	—	—
Venture No. of Units	—	—	—	27,292	16,592	8,158	—	—	—	—
NY Venture No. of Units	—	—	—	2,527	1,808	1,154	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	—	14.405	16.805	12.500	—	—	—	—
Value at End of Year	—	—	—	7.692	14.405	16.805	—	—	—	—
NY Venture No. of Units	—	—	—	349	333	283	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	14.564	16.940	14.830	13.768	12.500	—	—
Value at End of Year	—	—	—	7.801	14.564	16.940	14.830	13.768	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	30,839	8,966	—	—
Ven 9 No. of Units	—	—	—	5,547	3,696	4,677	3,955	4,949	—	—
No. of Units	—	—	—	40,804	47,226	58,360	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	14.564	16.940	14.830	13.768	12.500	—	—
Value at End of Year	—	—	—	7.801	14.564	16.940	14.830	13.768	—	—
No. of Units	—	—	—	2,699	2,699	2,699	3,847	—	—	—

Core Allocation Plus Trust - Series II Shares (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	11.813	10.835	8.762	12.500	—	—	—	—	—	—
Value at End of Year	11.385	11.813	10.835	8.762	—	—	—	—	—	—
Venture No. of Units	3,795,289	4,069,787	4,333,030	1,474,893	—	—	—	—	—	—
NY Venture No. of Units	212,885	212,355	203,774	55,949	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	11.738	10.794	8.750	12.500	—	—	—	—	—	—
Value at End of Year	11.284	11.738	10.794	8.750	—	—	—	—	—	—
Ven 22, 20 No. of Units	112,678	135,007	172,885	99,894	—	—	—	—	—	—
Ven 24 No. of Units	2,995	2,932	11,359	3,190	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	11.679	10.760	8.740	12.500	—	—	—	—	—	—
Value at End of Year	11.205	11.679	10.760	8.740	—	—	—	—	—	—
No. of Units	3,698	5,112	5,255	2,379	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.753	10.802	8.752	12.500	—	—	—	—	—	—
Value at End of Year	11.304	11.753	10.802	8.752	—	—	—	—	—	—
Venture No. of Units	1,549,542	1,671,457	1,620,813	337,267	—	—	—	—	—	—
NY Venture No. of Units	187,848	185,640	178,523	71,730	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	11.649	10.744	8.736	12.500	—	—	—	—	—	—
Value at End of Year	11.165	11.649	10.744	8.736	—	—	—	—	—	—
NY Venture No. of Units	827	6,591	7,608	4,966	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	11.738	10.794	8.750	12.500	—	—	—	—	—	—
Value at End of Year	11.284	11.738	10.794	8.750	—	—	—	—	—	—
Ven 7, 8 No. of Units	—	—	—	1,918	—	—	—	—	—	—
No. of Units	1,387	3,525	4,276	—	—	—	—	—	—	—

Core Allocation Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	16.486	15.062	12.500	—	—	—	—	—	—	—
Value at End of Year	16.022	16.486	15.062	—	—	—	—	—	—	—
Venture 2006 No. of Units	1,988,995	1,491,636	759,975	—	—	—	—	—	—	—
Venture 2006 No. of Units	168,405	132,359	62,474	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.418	15.037	12.500	—	—	—	—	—	—	—
Value at End of Year	15.916	16.418	15.037	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	169,094	113,312	75,142	—	—	—	—	—	—	—
Ven 24 No. of Units	52,258	45,762	22,973	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	15.017	12.500	—	—	—	—	—	—	—
Value at End of Year	—	16.363	15.017	—	—	—	—	—	—	—
No. of Units	—	355	356	—	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	16.391	15.027	12.500	—	—	—	—	—	—	—
Value at End of Year	15.874	16.391	15.027	—	—	—	—	—	—	—
No. of Units	855	682	681	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.322	15.002	12.500	—	—	—	—	—	—	—
Value at End of Year	15.768	16.322	15.002	—	—	—	—	—	—	—
No. of Units	6,476	4,494	1,244	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.432	15.042	12.500	—	—	—	—	—	—	—
Value at End of Year	15.937	16.432	15.042	—	—	—	—	—	—	—
Venture 2006 No. of Units	906,304	736,759	353,271	—	—	—	—	—	—	—
Venture 2006 No. of Units	202,952	181,174	72,419	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	16.336	15.007	12.500	—	—	—	—	—	—	—
Value at End of Year	15.789	16.336	15.007	—	—	—	—	—	—	—
Venture 2006 No. of Units	38,212	35,720	680	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.418	15.037	12.500	—	—	—	—	—	—	—
Value at End of Year	15.916	16.418	15.037	—	—	—	—	—	—	—
Ven 9 No. of Units	432	449	83	—	—	—	—	—	—	—
No. of Units	8,735	15,231	6,618	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Balanced Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	16.675	15.054	12.500	—	—	—	—	—	—	—
Value at End of Year	16.632	16.675	15.054	—	—	—	—	—	—	—
Venture 2006 No. of Units	3,879,903	3,007,346	1,054,278	—	—	—	—	—	—	—
Venture 2006 No. of Units	278,809	225,661	75,120	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.606	15.029	12.500	—	—	—	—	—	—	—
Value at End of Year	16.522	16.606	15.029	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	278,659	190,032	131,200	—	—	—	—	—	—	—
Ven 24 No. of Units	15,688	42,429	7,254	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.551	15.009	12.500	—	—	—	—	—	—	—
Value at End of Year	16.434	16.551	15.009	—	—	—	—	—	—	—
No. of Units	5,182	4,478	4,502	—	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	16.578	15.019	12.500	—	—	—	—	—	—	—
Value at End of Year	16.478	16.578	15.019	—	—	—	—	—	—	—
No. of Units	19,578	5,031	5,145	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.509	14.994	12.500	—	—	—	—	—	—	—
Value at End of Year	16.368	16.509	14.994	—	—	—	—	—	—	—
No. of Units	53,259	35,149	29,743	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.620	15.034	12.500	—	—	—	—	—	—	—
Value at End of Year	16.543	16.620	15.034	—	—	—	—	—	—	—
Venture 2006 No. of Units	1,821,767	1,316,111	439,850	—	—	—	—	—	—	—
Venture 2006 No. of Units	369,983	334,797	123,346	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	16.523	14.999	12.500	—	—	—	—	—	—	—
Value at End of Year	16.390	16.523	14.999	—	—	—	—	—	—	—
Venture 2006 No. of Units	353	363	264	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.606	15.029	12.500	—	—	—	—	—	—	—
Value at End of Year	16.522	16.606	15.029	—	—	—	—	—	—	—
Ven 9 No. of Units	1,192	—	—	—	—	—	—	—	—	—
No. of Units	24,220	23,118	29,093	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.606	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.522	16.606	—	—	—	—	—	—	—	—
No. of Units	217	46	—	—	—	—	—	—	—	—

Core Bond Trust - Series II Shares (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.461	14.664	13.567	13.339	12.755	12.484	12.500	—	—	—
Value at End of Year	16.472	15.461	14.664	13.567	13.339	12.755	12.484	—	—	—
Ven 22, 20 No. of Units	304,341	328,895	277,960	204,068	101,235	45,634	18,055	—	—	—
Ven 24 No. of Units	13,409	8,077	12,963	18,618	5,546	7,208	584	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.287	14.528	13.468	13.269	12.713	12.467	—	—	—	—
Value at End of Year	16.254	15.287	14.528	13.468	13.269	12.713	—	—	—	—
No. of Units	4,148	12,181	6,832	7,717	4,074	1,116	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.157	14.426	13.394	13.216	12.681	12.455	12.500	—	—	—
Value at End of Year	16.092	15.157	14.426	13.394	13.216	12.681	12.455	—	—	—
No. of Units	36,050	38,320	40,153	22,161	4,353	3,110	1,830	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	15.461	14.664	13.567	13.339	12.755	12.484	12.500	—	—	—
Value at End of Year	16.472	15.461	14.664	13.567	13.339	12.755	12.484	—	—	—
Ven 9 No. of Units	8,832	6,075	4,657	3,146	2,729	1,389	—	—	—	—
No. of Units	34,207	22,745	22,296	13,314	27,298	5,636	5,065	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 3 Contracts with no Optional Riders
Value at Start of Year	15.461	14.664	13.567	13.339	12.755	12.484	12.500	—	—	—
Value at End of Year	16.472	15.461	14.664	13.567	13.339	12.755	12.484	—	—	—
No. of Units	2,741	2,998	3,250	2,434	2,688	784	828	—	—	—

Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	17.105	15.421	12.500	—	—	—	—	—	—	—
Value at End of Year	16.576	17.105	15.421	—	—	—	—	—	—	—
Venture 2006 No. of Units	3,426,950	2,510,200	1,153,654	—	—	—	—	—	—	—
Venture 2006 No. of Units	212,478	170,670	97,579	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.034	15.396	12.500	—	—	—	—	—	—	—
Value at End of Year	16.466	17.034	15.396	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	430,353	343,397	182,127	—	—	—	—	—	—	—
Ven 24 No. of Units	63,593	36,957	3,284	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.978	15.375	12.500	—	—	—	—	—	—	—
Value at End of Year	16.379	16.978	15.375	—	—	—	—	—	—	—
No. of Units	6,666	3,495	3,517	—	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	17.006	15.385	12.500	—	—	—	—	—	—	—
Value at End of Year	16.422	17.006	15.385	—	—	—	—	—	—	—
No. of Units	6,347	6,115	2,454	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.935	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.313	16.935	—	—	—	—	—	—	—	—
No. of Units	29,757	12,405	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	17.048	15.401	12.500	—	—	—	—	—	—	—
Value at End of Year	16.488	17.048	15.401	—	—	—	—	—	—	—
Venture 2006 No. of Units	1,332,949	977,297	445,536	—	—	—	—	—	—	—
Venture 2006 No. of Units	140,040	119,635	30,340	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	16.949	15.365	12.500	—	—	—	—	—	—	—
Value at End of Year	16.335	16.949	15.365	—	—	—	—	—	—	—
Venture 2006 No. of Units	6,823	7,512	664	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.034	15.396	12.500	—	—	—	—	—	—	—
Value at End of Year	16.466	17.034	15.396	—	—	—	—	—	—	—
Ven 9 No. of Units	364	1,488	58	—	—	—	—	—	—	—
No. of Units	7,141	6,761	6,515	—	—	—	—	—	—	—

Core Equity Trust (merged into Fundamental Value Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2004)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.463	13.421	12.500	—	—	—	—
Value at End of Year	—	—	—	5.594	12.463	13.421	—	—	—	—
Venture No. of Units	—	—	—	62,404	39,515	14,013	—	—	—	—
NY Venture No. of Units	—	—	—	2,891	2,149	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.282	15.419	14.685	14.079	12.500	—	—
Value at End of Year	—	—	—	6.395	14.282	15.419	14.685	14.079	—	—
Ven 22, 20 No. of Units	—	—	—	630,079	685,540	955,476	942,809	450,684	—	—
Ven 24 No. of Units	—	—	—	241,658	186,815	186,501	159,623	55,365	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	14.178	15.337	14.636	14.060	12.500	—	—
Value at End of Year	—	—	—	6.335	14.178	15.337	14.636	14.060	—	—
No. of Units	—	—	—	16,928	11,308	10,656	12,149	7,312	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	12.390	13.390	12.500	—	—	—	—
Value at End of Year	—	—	—	5.542	12.390	13.390	—	—	—	—
No. of Units	—	—	—	3,854	2,850	104	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	14.100	15.276	14.600	14.046	12.500	—	—
Value at End of Year	—	—	—	6.291	14.100	15.276	14.600	14.046	—	—
No. of Units	—	—	—	80,707	71,839	82,006	68,485	34,607	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.421	13.403	12.500	—	—	—	—
Value at End of Year	—	—	—	5.564	12.421	13.403	—	—	—	—
Venture No. of Units	—	—	—	20,643	16,175	9,117	—	—	—	—
NY Venture No. of Units	—	—	—	1,768	1,058	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	—	14.126	15.296	12.500	—	—	—	—
Value at End of Year	—	—	—	6.306	14.126	15.296	—	—	—	—
NY Venture No. of Units	—	—	—	498	403	373	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	14.282	15.419	14.685	14.079	12.500	—	—
Value at End of Year	—	—	—	6.395	14.282	15.419	14.685	14.079	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	52,604	21,316	—	—
Ven 9 No. of Units	—	—	—	6,799	3,758	3,321	4,780	1,367	—	—
No. of Units	—	—	—	50,037	40,426	55,847	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	14.282	15.419	14.685	14.079	12.500	—	—
Value at End of Year	—	—	—	6.395	14.282	15.419	14.685	14.079	—	—
No. of Units	—	—	—	58	58	58	1,112	40	—	—

Core Fundamental Holdings Trust - Series II Shares (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	15.970	14.733	12.500	—	—	—	—	—	—	—
Value at End of Year	15.869	15.970	14.733	—	—	—	—	—	—	—
Venture 2006 No. of Units	6,281,785	5,572,448	2,869,745	—	—	—	—	—	—	—
Venture 2006 No. of Units	429,573	332,103	179,238	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.903	14.708	12.500	—	—	—	—	—	—	—
Value at End of Year	15.764	15.903	14.708	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	406,901	335,300	199,458	—	—	—	—	—	—	—
Ven 24 No. of Units	49,001	37,788	35,554	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.850	14.688	12.500	—	—	—	—	—	—	—
Value at End of Year	15.680	15.850	14.688	—	—	—	—	—	—	—
No. of Units	5,183	7,152	3,167	—	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	15.877	14.698	12.500	—	—	—	—	—	—	—
Value at End of Year	15.722	15.877	14.698	—	—	—	—	—	—	—
No. of Units	3,721	4,893	2,383	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.811	14.674	12.500	—	—	—	—	—	—	—
Value at End of Year	15.617	15.811	14.674	—	—	—	—	—	—	—
No. of Units	9,920	11,014	8,933	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.917	14.713	12.500	—	—	—	—	—	—	—
Value at End of Year	15.785	15.917	14.713	—	—	—	—	—	—	—
Venture 2006 No. of Units	3,132,967	2,738,108	1,542,062	—	—	—	—	—	—	—
Venture 2006 No. of Units	503,603	475,017	175,217	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	15.824	14.679	12.500	—	—	—	—	—	—	—
Value at End of Year	15.638	15.824	14.679	—	—	—	—	—	—	—
Venture 2006 No. of Units	5,726	6,603	844	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	15.903	14.708	12.500	—	—	—	—	—	—	—
Value at End of Year	15.764	15.903	14.708	—	—	—	—	—	—	—
Ven 9 No. of Units	420	421	—	—	—	—	—	—	—	—
No. of Units	28,115	29,029	26,795	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Global Diversification Trust - Series II Shares (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	16.303	15.229	12.500	—	—	—	—	—	—	—
Value at End of Year	15.512	16.303	15.229	—	—	—	—	—	—	—
Venture 2006 No. of Units	6,049,162	5,382,595	2,363,960	—	—	—	—	—	—	—
Venture 2006 No. of Units	484,933	373,692	184,057	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.235	15.203	12.500	—	—	—	—	—	—	—
Value at End of Year	15.409	16.235	15.203	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	587,503	649,290	225,307	—	—	—	—	—	—	—
Ven 24 No. of Units	18,059	20,466	34,391	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.181	15.183	12.500	—	—	—	—	—	—	—
Value at End of Year	15.327	16.181	15.183	—	—	—	—	—	—	—
No. of Units	6,312	18,664	11,740	—	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	16.208	15.193	12.500	—	—	—	—	—	—	—
Value at End of Year	15.368	16.208	15.193	—	—	—	—	—	—	—
No. of Units	3,518	2,815	2,291	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.141	15.168	12.500	—	—	—	—	—	—	—
Value at End of Year	15.266	16.141	15.168	—	—	—	—	—	—	—
No. of Units	34,338	35,716	30,854	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.248	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.429	16.248	12.500	—	—	—	—	—	—	—
Venture 2006 No. of Units	2,685,750	2,220,439	944,707	—	—	—	—	—	—	—
Venture 2006 No. of Units	361,252	345,131	198,347	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	16.154	15.173	12.500	—	—	—	—	—	—	—
Value at End of Year	15.286	16.154	15.173	—	—	—	—	—	—	—
Venture 2006 No. of Units	1,039	9,478	7,287	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.235	15.203	12.500	—	—	—	—	—	—	—
Value at End of Year	15.409	16.235	15.203	—	—	—	—	—	—	—
Ven 9 No. of Units	974	1,516	855	—	—	—	—	—	—	—
No. of Units	7,515	3,501	1,352	—	—	—	—	—	—	—

Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 2-13-2006)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.514	12.187	10.134	13.942	13.237	12.500	—	—	—	—
Value at End of Year	13.361	13.514	12.187	10.134	13.942	13.237	—	—	—	—
Venture No. of Units	13,677,760	13,423,487	11,937,906	6,586,789	4,059,033	998,348	—	—	—	—
NY Venture No. of Units	916,735	897,844	825,329	561,858	396,385	41,787	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.667	12.355	10.299	14.206	13.521	12.500	—	—	—	—
Value at End of Year	13.478	13.667	12.355	10.299	14.206	13.521	—	—	—	—
Ven 22, 20 No. of Units	614,137	547,240	597,974	583,273	391,182	258,520	—	—	—	—
Ven 24 No. of Units	106,952	125,588	115,524	124,058	108,703	82,924	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	13.534	12.260	10.240	14.152	13.497	12.500	—	—	—	—
Value at End of Year	13.320	13.534	12.260	10.240	14.152	13.497	—	—	—	—
No. of Units	458	3,576	17,170	36,706	37,332	6,902	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.295	12.031	10.039	13.861	13.206	12.500	—	—	—	—
Value at End of Year	13.098	13.295	12.031	10.039	13.861	13.206	—	—	—	—
No. of Units	89,492	86,718	111,780	123,361	115,713	23,088	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.435	12.189	10.196	14.113	13.480	12.500	—	—	—	—
Value at End of Year	13.203	13.435	12.189	10.196	14.113	13.480	—	—	—	—
No. of Units	65,375	89,983	107,249	100,708	66,138	49,759	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.388	12.098	10.080	13.896	13.219	12.500	—	—	—	—
Value at End of Year	13.210	13.388	12.098	10.080	13.896	13.219	—	—	—	—
Venture No. of Units	4,536,137	4,237,017	3,625,317	1,489,443	850,317	187,147	—	—	—	—
NY Venture No. of Units	616,536	629,758	577,013	348,769	273,308	96,196	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	13.468	12.212	10.211	14.126	13.486	12.500	—	—	—	—
Value at End of Year	13.242	13.468	12.212	10.211	14.126	13.486	—	—	—	—
NY Venture No. of Units	201,489	213,081	215,106	247,311	232,199	81,623	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.667	12.355	10.299	14.206	13.521	12.500	—	—	—	—
Value at End of Year	13.478	13.667	12.355	10.299	14.206	13.521	—	—	—	—
Ven 9 No. of Units	10,296	16,740	17,915	25,922	7,346	6,128	—	—	—	—
No. of Units	9,149	12,732	8,020	4,639	2,522	582	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	13.521	—	—	—	—
No. of Units	—	—	—	—	—	549	—	—	—	—

Disciplined Diversification Trust - Series II Shares (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.844	11.479	9.146	12.500	—	—	—	—	—	—
Value at End of Year	12.407	12.844	11.479	9.146	—	—	—	—	—	—
Venture No. of Units	6,183,430	6,760,483	6,631,694	2,579,913	—	—	—	—	—	—
NY Venture No. of Units	216,823	215,037	214,840	92,791	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.763	11.435	9.134	12.500	—	—	—	—	—	—
Value at End of Year	12.298	12.763	11.435	9.134	—	—	—	—	—	—
Ven 22, 20 No. of Units	203,551	273,524	346,555	379,600	—	—	—	—	—	—
Ven 24 No. of Units	29,705	29,526	33,158	38,482	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.698	11.400	9.124	12.500	—	—	—	—	—	—
Value at End of Year	12.211	12.698	11.400	9.124	—	—	—	—	—	—
No. of Units	574	3,352	3,862	2,562	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.650	11.374	9.116	12.500	—	—	—	—	—	—
Value at End of Year	12.146	12.650	11.374	9.116	—	—	—	—	—	—
No. of Units	79	80	76	13,717	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.779	11.444	9.136	12.500	—	—	—	—	—	—
Value at End of Year	12.320	12.779	11.444	9.136	—	—	—	—	—	—
Venture No. of Units	1,337,130	1,471,414	1,466,009	542,247	—	—	—	—	—	—
NY Venture No. of Units	127,684	126,294	121,461	43,213	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	12.666	11.382	9.119	12.500	—	—	—	—	—	—
Value at End of Year	12.168	12.666	11.382	9.119	—	—	—	—	—	—
NY Venture No. of Units	1,112	1,879	2,050	6,428	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.763	11.435	9.134	12.500	—	—	—	—	—	—
Value at End of Year	12.298	12.763	11.435	9.134	—	—	—	—	—	—
Ven 7, 8 No. of Units	—	—	—	1,679	—	—	—	—	—	—
Ven 9 No. of Units	—	338	339	286	—	—	—	—	—	—
No. of Units	7,918	7,865	7,994	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.763	11.435	9.134	12.500	—	—	—	—	—	—
Value at End of Year	12.298	12.763	11.435	9.134	—	—	—	—	—	—
No. of Units	6,082	6,084	6,087	17,512	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Diversified Bond Trust (merged into Active Bond Trust eff 5-01-05) - Series I Shares (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	22.635	21.944	20.680
Value at End of Year	—	—	—	—	—	—	—	23.179	22.635	21.944
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	2,451,446	3,247,639	3,830,780
Ven 24 No. of Units	—	—	—	—	—	—	—	91,613	114,522	127,432

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	14.230	13.823	13.053
Value at End of Year	—	—	—	—	—	—	—	14.543	14.230	13.823
No. of Units	—	—	—	—	—	—	—	46,714	60,153	69,401

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	15.086	14.676	13.879
Value at End of Year	—	—	—	—	—	—	—	15.394	15.086	14.676
No. of Units	—	—	—	—	—	—	—	325,466	410,764	473,733

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	22.635	21.944	20.680
Value at End of Year	—	—	—	—	—	—	—	23.179	22.635	21.944
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	1,528,634	1,881,095	2,349,437
Ven 9 No. of Units	—	—	—	—	—	—	—	170,366	219,135	262,580

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	22.635	21.944	20.680
Value at End of Year	—	—	—	—	—	—	—	23.179	22.635	21.944
No. of Units	—	—	—	—	—	—	—	578,546	659,274	729,775

Diversified Bond Trust (merged into Active Bond Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.616	13.202	12.500
Value at End of Year	—	—	—	—	—	—	—	13.917	13.616	13.202
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	4,068,445	651,047	222,116
Ven 24 No. of Units	—	—	—	—	—	—	—	557,947	107,334	23,178

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	13.572	13.186	12.500
Value at End of Year	—	—	—	—	—	—	—	13.844	13.572	13.186
No. of Units	—	—	—	—	—	—	—	129,079	25,447	2,414

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	13.539	13.173	12.500
Value at End of Year	—	—	—	—	—	—	—	13.789	13.539	13.173
No. of Units	—	—	—	—	—	—	—	577,436	155,027	67,059

Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 4-25-08) - Series I Shares (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	5.512	5.034	4.542	4.187	3.291	4.659
Value at End of Year	—	—	—	—	5.939	5.512	5.034	4.542	4.187	3.291
Ven 22, 20 No. of Units	—	—	—	—	5,377,313	7,361,994	9,317,291	10,786,224	12,729,891	8,961,543
Ven 24 No. of Units	—	—	—	—	155,157	176,230	218,119	241,167	304,799	233,914

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	7.358	6.734	6.087	5.624	4.428	6.282
Value at End of Year	—	—	—	—	7.912	7.358	6.734	6.087	5.624	4.428
No. of Units	—	—	—	—	72,969	110,820	139,870	154,989	185,574	31,566

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	5.987	5.487	4.968	4.596	3.625	5.150
Value at End of Year	—	—	—	—	6.428	5.987	5.487	4.968	4.596	3.625
No. of Units	—	—	—	—	419,395	461,525	571,073	684,192	783,009	338,853

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	5.512	5.034	4.542	4.187	3.291	4.659
Value at End of Year	—	—	—	—	5.939	5.512	5.034	4.542	4.187	3.291
Ven 7, 8 No. of Units	—	—	—	—	262,947	287,852	474,502	466,885	651,221	480,994
Ven 9 No. of Units	—	—	—	—	73,458	55,213	120,031	138,151	220,788	148,177

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	5.512	5.034	4.542	4.187	3.291	4.659
Value at End of Year	—	—	—	—	5.939	5.512	5.034	4.542	4.187	3.291
No. of Units	—	—	—	—	56,338	56,644	38,512	42,370	80,967	32,882

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 4-25-08) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.869	15.449	13.987	12.892	10.126	12.500
Value at End of Year	—	—	—	—	18.160	16.869	15.449	13.987	12.892	10.126
Ven 22, 20 No. of Units	—	—	—	—	385,097	437,876	485,231	508,649	501,234	49,341
Ven 24 No. of Units	—	—	—	—	71,449	72,413	86,993	87,810	304,799	4,320

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	16.713	15.338	13.913	12.850	10.113	12.500
Value at End of Year	—	—	—	—	17.956	16.713	15.338	13.913	12.850	10.113
No. of Units	—	—	—	—	26,321	31,261	34,747	34,650	35,685	344

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	16.597	15.254	13.858	12.819	10.103	12.500
Value at End of Year	—	—	—	—	17.805	16.597	15.254	13.858	12.819	10.103
No. of Units	—	—	—	—	55,639	59,088	63,000	77,582	81,895	5,544

Emerging Growth Trust (merged into Small Cap Growth Trust eff 11-07-08) - Series II Shares (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	19.796	18.023	17.020	16.185	12.500	—
Value at End of Year	—	—	—	—	20.248	19.796	18.023	17.020	16.185	—
Ven 22, 20 No. of Units	—	—	—	—	144,527	237,015	167,794	50,560	13,794	—
Ven 24 No. of Units	—	—	—	—	15,263	23,489	22,133	12,823	8,067	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	19.652	17.927	16.964	16.164	12.500	—
Value at End of Year	—	—	—	—	20.061	19.652	17.927	16.964	16.164	—
No. of Units	—	—	—	—	5,794	5,011	1,547	384	357	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	19.544	17.856	16.922	16.148	12.500	—
Value at End of Year	—	—	—	—	19.921	19.544	17.856	16.922	16.148	—
No. of Units	—	—	—	—	5,422	16,202	6,102	4,719	1,834	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	19.796	18.023	17.020	16.185	12.500	—
Value at End of Year	—	—	—	—	20.248	19.796	18.023	17.020	16.185	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	21,272	—	16,082	—
Ven 9 No. of Units	—	—	—	—	2,599	3,866	1,440	—	—	—
No. of Units	—	—	—	—	10,158	17,604	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	19.796	18.023	17.020	16.185	12.500	—
Value at End of Year	—	—	—	—	20.248	19.796	18.023	17.020	16.185	—
No. of Units	—	—	—	—	273	220	63	454	371	—

Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-09) - Series I Shares (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	20.992	19.704	19.512	17.020	17.129	12.431	17.807
Value at End of Year	—	—	—	11.741	20.992	19.704	19.512	17.020	17.129	12.431
Ven 22, 20 No. of Units	—	—	—	1,534,437	2,071,453	2,902,602	3,586,277	119,016	5,238,825	5,473,386
Ven 24 No. of Units	—	—	—	46,307	60,316	80,306	92,675	1,779	115,947	131,999

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	10.585	9.955	9.878	16.964	8.706	6.331	9.087
Value at End of Year	—	—	—	5.908	10.585	9.955	9.878	16.964	8.706	6.331
No. of Units	—	—	—	33,858	44,896	49,054	54,317	454	54,907	48,853

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	9.642	9.082	9.025	16.922	7.978	5.811	8.353
Value at End of Year	—	—	—	5.374	9.642	9.082	9.025	16.922	7.978	5.811
No. of Units	—	—	—	97,148	110,634	150,681	161,854	4,653	181,355	175,141

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	20.992	19.704	19.512	17.020	17.129	12.431	17.807
Value at End of Year	—	—	—	11.741	20.992	19.704	19.512	17.020	17.129	12.431
Ven 7, 8 No. of Units	—	—	—	171,248	212,432	275,421	365,309	14,090	631,865	656,393
Ven 9 No. of Units	—	—	—	76,850	92,518	134,706	168,757	605	247,431	276,174

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	20.992	19.704	19.512	17.020	17.129	12.431	17.807
Value at End of Year	—	—	—	11.741	20.992	19.704	19.512	17.020	17.129	12.431
No. of Units	—	—	—	12,239	14,033	17,953	20,365	25,412	37,522	26,484

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-09) - Series II Shares (units first credited 5-13-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.988	15.036	14.922	14.431	13.147	9.559	12.500
Value at End of Year	—	—	—	8.923	15.988	15.036	14.922	14.431	13.147	9.559
Ven 22, 20 No. of Units	—	—	—	514,977	594,096	720,952	863,633	879,078	824,615	230,726
Ven 24 No. of Units	—	—	—	119,313	128,708	142,203	148,075	149,872	103,731	15,125

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	15.809	14.897	14.814	14.355	13.104	9.547	12.500
Value at End of Year	—	—	—	8.806	15.809	14.897	14.814	14.355	13.104	9.547
No. of Units	—	—	—	36,346	39,001	40,080	54,718	53,241	43,436	12,300

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	15.676	14.794	14.733	14.298	13.072	9.537	12.500
Value at End of Year	—	—	—	8.718	15.676	14.794	14.733	14.298	13.072	9.537
No. of Units	—	—	—	58,893	67,001	77,557	75,726	78,619	44,947	19,621

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	15.036	14.922	14.431	—	—	—
Value at End of Year	—	—	—	—	15.988	15.036	14.922	—	—	—
Ven 9 No. of Units	—	—	—	—	234	234	234	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	15.988	15.036	14.922	14.431	—	—	—
Value at End of Year	—	—	—	8.923	15.988	15.036	14.922	—	—	—
No. of Units	—	—	—	169	169	169	169	—	—	—

Equity-Income Trust - Series I Shares (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	32.677	28.785	23.220	36.772	36.086	30.745	30.000	26.500	21.400	25.026
Value at End of Year	31.962	32.677	28.785	23.220	36.772	36.086	30.745	30.000	26.500	21.400
Ven 22, 20 No. of Units	3,364,438	3,673,893	4,208,229	5,075,386	6,642,910	8,598,074	10,803,082	12,499,064	14,125,438	15,938,821
Ven 24 No. of Units	83,236	97,405	118,549	142,330	182,387	228,524	260,545	294,842	308,987	338,294

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.971	14.097	11.394	18.081	17.779	15.178	14.840	13.135	10.628	12.454
Value at End of Year	15.591	15.971	14.097	11.394	18.081	17.779	15.178	14.840	13.135	10.628
No. of Units	77,113	83,225	91,907	117,429	140,914	152,819	168,581	187,771	205,134	233,778

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.964	15.880	12.854	20.429	20.118	17.200	16.843	14.930	12.099	14.198
Value at End of Year	17.510	17.964	15.880	12.854	20.429	20.118	17.200	16.843	14.930	12.099
No. of Units	229,660	249,319	339,276	464,056	593,967	637,827	710,729	816,827	878,873	937,928

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	32.677	28.785	23.220	36.772	36.086	30.745	30.000	26.500	21.400	25.026
Value at End of Year	31.962	32.677	28.785	23.220	36.772	36.086	30.745	30.000	26.500	21.400
Ven 7, 8 No. of Units	1,370,825	1,548,908	1,780,940	1,954,364	2,558,033	3,110,857	3,712,464	4,340,139	5,058,291	5,802,213
Ven 9 No. of Units	551,755	641,636	695,571	816,714	993,459	1,179,680	1,386,438	1,650,433	1,864,958	2,149,865

Ven 3 Contracts with no Optional Riders
Value at Start of Year	32.677	28.785	23.220	36.772	36.086	30.745	30.000	26.500	21.400	25.026
Value at End of Year	31.962	32.677	28.785	23.220	36.772	36.086	30.745	30.000	26.500	21.400
No. of Units	72,004	75,395	78,962	92,657	118,103	139,951	172,195	188,313	217,391	236,397

Equity-Income Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.495	11.000	8.863	14.044	13.772	12.500	—	—	—	—
Value at End of Year	12.228	12.495	11.000	8.863	14.044	13.772	—	—	—	—
Venture No. of Units	503,371	524,443	544,071	386,082	277,900	121,397	—	—	—	—
NY Venture No. of Units	42,286	44,872	52,071	44,266	38,501	9,075	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.682	13.839	11.179	17.758	17.458	14.907	14.574	12.896	10.429	12.500
Value at End of Year	15.308	15.682	13.839	11.179	17.758	17.458	14.907	14.574	12.896	10.429
Ven 22, 20 No. of Units	2,160,311	2,933,224	2,305,656	2,424,767	2,894,629	3,176,778	3,409,793	3,133,404	2,265,670	755,595
Ven 24 No. of Units	656,036	622,046	687,417	767,687	812,147	841,497	854,852	694,773	430,625	94,077

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.413	13.629	11.031	17.559	17.297	14.799	14.498	12.854	10.416	12.500
Value at End of Year	15.015	15.413	13.629	11.031	17.559	17.297	14.799	14.498	12.854	10.416
No. of Units	211,292	181,156	168,095	179,379	235,551	278,674	245,902	197,925	138,512	39,430

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.293	10.859	8.780	13.962	13.740	12.500	—	—	—	—
Value at End of Year	11.987	12.293	10.859	8.780	13.962	13.740	—	—	—	—
No. of Units	23,525	43,907	40,318	26,259	24,969	7,023	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.215	13.474	10.922	17.411	17.177	14.718	14.440	12.823	10.406	12.500
Value at End of Year	14.800	15.215	13.474	10.922	17.411	17.177	14.718	14.440	12.823	10.406
No. of Units	326,867	320,547	381,849	409,747	524,235	572,491	588,478	543,232	422,296	208,253

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.379	10.919	8.816	13.997	13.754	12.500	—	—	—	—
Value at End of Year	12.090	12.379	10.919	8.816	13.997	13.754	—	—	—	—
Venture No. of Units	277,148	265,806	264,077	191,302	141,008	53,618	—	—	—	—
NY Venture No. of Units	44,811	46,382	36,476	14,024	11,020	5,618	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	15.281	13.526	10.958	17.461	17.217	12.500	—	—	—	—
Value at End of Year	14.871	15.281	13.526	10.958	17.461	17.217	—	—	—	—
NY Venture No. of Units	14,502	13,912	14,298	12,580	14,806	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	17.758	—	—	17.458	14.907	14.574	—	—	—
Value at End of Year	—	18.887	—	—	17.758	17.458	14.907	—	—	—
Ven 9 No. of Units	—	11,090	—	—	544	544	544	—	—	—
No. of Units	—	80,786	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	12.500	—	—	—	—	—	—	—	—
Value at End of Year	—	18.887	—	—	—	—	—	—	—	—
No. of Units	—	8,632	—	—	—	—	—	—	—	—

Financial Services Trust - Series I Shares (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.609	12.295	8.817	16.156	17.584	14.483	13.379	12.292	9.332	11.524
Value at End of Year	12.144	13.609	12.295	8.817	16.156	17.584	14.483	13.379	12.292	9.332
Ven 22, 20 No. of Units	395,533	538,771	658,764	747,308	783,943	1,119,991	1,004,231	1,111,707	1,269,986	1,255,734
Ven 24 No. of Units	8,075	11,381	13,435	13,452	18,283	51,722	30,285	30,060	32,452	29,105

Ven 22, 20 Contracts with GEM
Value at Start of Year	13.348	12.083	8.683	15.942	17.386	14.348	13.281	12.226	9.300	11.509
Value at End of Year	11.887	13.348	12.083	8.683	15.942	17.386	14.348	13.281	12.226	9.300
No. of Units	15,095	17,555	19,758	24,056	26,767	34,203	46,935	44,311	55,658	59,621

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.156	11.927	8.583	15.783	17.239	14.248	13.208	12.177	9.277	11.497
Value at End of Year	11.699	13.156	11.927	8.583	15.783	17.239	14.248	13.208	12.177	9.277
No. of Units	20,028	30,832	38,611	43,268	69,285	93,301	96,858	109,141	129,017	129,019

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.609	12.295	8.817	16.156	17.584	14.483	13.379	12.292	9.332	11.524
Value at End of Year	12.144	13.609	12.295	8.817	16.156	17.584	14.483	13.379	12.292	9.332
Ven 7, 8 No. of Units	29,153	36,784	42,257	43,795	61,154	107,879	74,034	72,407	74,945	54,119
Ven 9 No. of Units	13,564	19,540	21,991	14,569	26,597	51,897	31,505	51,852	67,850	54,479

Ven 3 Contracts with no Optional Riders
Value at Start of Year	13.609	12.295	8.817	16.156	17.584	14.483	13.379	12.292	9.332	11.524
Value at End of Year	12.144	13.609	12.295	8.817	16.156	17.584	14.483	13.379	12.292	9.332
No. of Units	2,936	3,728	3,757	2,743	2,259	5,780	3,618	4,497	2,538	1,030

Financial Services Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	11.181	10.098	7.246	13.268	14.421	12.500	—	—	—	—
Value at End of Year	9.985	11.181	10.098	7.246	13.268	14.421	—	—	—	—
Venture No. of Units	85,227	102,913	99,359	88,193	68,733	27,178	—	—	—	—
NY Venture No. of Units	18,925	17,738	18,836	6,973	7,731	3,941	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.706	13.315	9.578	17.582	19.159	15.825	14.638	13.485	10.251	12.500
Value at End of Year	13.100	14.706	13.315	9.578	17.582	19.159	15.825	14.638	13.485	10.251
Ven 22, 20 No. of Units	377,901	463,837	567,992	625,344	543,766	590,069	550,055	560,302	458,935	140,405
Ven 24 No. of Units	75,061	92,831	103,144	90,301	97,962	101,990	101,634	101,308	68,399	5,638

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	14.453	13.113	9.451	17.385	18.982	15.710	14.561	13.441	10.238	12.500
Value at End of Year	12.850	14.453	13.113	9.451	17.385	18.982	15.710	14.561	13.441	10.238
No. of Units	18,928	21,033	24,314	25,537	27,135	33,702	33,773	33,704	31,261	2,971

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	10.999	9.969	7.178	13.190	14.388	12.500	—	—	—	—
Value at End of Year	9.789	10.999	9.969	7.178	13.190	14.388	—	—	—	—
No. of Units	17,119	20,726	24,279	11,523	11,520	7,082	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.267	12.963	9.357	17.238	18.850	15.625	14.503	13.408	10.228	12.500
Value at End of Year	12.665	14.267	12.963	9.357	17.238	18.850	15.625	14.503	13.408	10.228
No. of Units	62,767	70,067	76,496	49,630	60,614	68,673	62,037	69,672	56,204	28,212

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.077	10.024	7.207	13.223	14.402	12.500	—	—	—	—
Value at End of Year	9.872	11.077	10.024	7.207	13.223	14.402	—	—	—	—
Venture No. of Units	73,243	79,742	86,305	58,336	46,458	20,886	—	—	—	—
NY Venture No. of Units	5,146	5,122	8,257	5,288	2,896	741	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	14.329	13.013	9.389	17.287	18.894	12.500	—	—	—	—
Value at End of Year	12.727	14.329	13.013	9.389	17.287	18.894	—	—	—	—
NY Venture No. of Units	4,611	4,315	2,836	2,999	2,636	1,101	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	15.825	—	—	—	—
Value at End of Year	—	—	—	—	—	19.159	—	—	—	—
No. of Units	—	—	—	—	—	78	—	—	—	—

Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	10.831	9.921	7.653	12.013	12.500	—	—	—	—	—
Value at End of Year	10.525	10.831	9.921	7.653	12.013	—	—	—	—	—
Venture No. of Units	26,358,343	28,523,667	30,659,095	31,082,612	17,047,722	—	—	—	—	—
NY Venture No. of Units	1,375,457	1,475,970	1,633,437	1,568,153	1,077,236	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	10.732	9.854	7.621	11.993	12.500	—	—	—	—	—
Value at End of Year	10.402	10.732	9.854	7.621	11.993	—	—	—	—	—
Ven 22, 20 No. of Units	1,101,246	1,355,049	1,746,602	2,664,610	1,581,970	—	—	—	—	—
Ven 24 No. of Units	57,006	73,967	74,758	76,354	115,571	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	10.653	9.802	7.596	11.977	12.500	—	—	—	—	—
Value at End of Year	10.306	10.653	9.802	7.596	11.977	—	—	—	—	—
No. of Units	36,031	38,725	41,535	84,807	81,387	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	10.693	9.828	7.609	11.985	12.500	—	—	—	—	—
Value at End of Year	10.354	10.693	9.828	7.609	11.985	—	—	—	—	—
No. of Units	440,636	473,271	499,631	533,403	513,377	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	10.595	9.763	7.577	11.965	12.500	—	—	—	—	—
Value at End of Year	10.234	10.595	9.763	7.577	11.965	—	—	—	—	—
No. of Units	92,674	119,925	149,160	212,611	214,748	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.752	9.868	7.628	11.997	12.500	—	—	—	—	—
Value at End of Year	10.427	10.752	9.868	7.628	11.997	—	—	—	—	—
Venture No. of Units	9,868,714	10,809,436	11,562,496	11,927,266	6,802,677	—	—	—	—	—
NY Venture No. of Units	1,017,083	1,090,208	1,117,920	1,068,086	428,009	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	10.614	9.776	7.583	11.969	12.500	—	—	—	—	—
Value at End of Year	10.258	10.614	9.776	7.583	11.969	—	—	—	—	—
NY Venture No. of Units	297,438	308,454	329,346	340,873	350,415	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	10.732	9.854	7.621	11.993	12.500	—	—	—	—	—
Value at End of Year	10.402	10.732	9.854	7.621	11.993	—	—	—	—	—
Ven 9 No. of Units	16,871	21,240	25,017	26,501	10,029	—	—	—	—	—
No. of Units	28,532	34,758	42,260	45,110	31,727	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	10.732	9.854	7.621	12.500	—	—	—	—	—	—
Value at End of Year	10.402	10.732	9.854	7.621	—	—	—	—	—	—
No. of Units	3,576	3,758	4,389	4,394	—	—	—	—	—	—

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.892	15.219	12.056	21.541	21.094	18.615	17.420	15.405	12.500	—
Value at End of Year	17.240	17.892	15.219	12.056	21.541	21.094	18.615	17.420	15.405	—
Ven 22, 20 No. of Units	44,303	44,048	36,032	49,538	64,223	62,469	73,517	55,309	4,397	—
Ven 24 No. of Units	12,988	13,141	14,644	15,099	13,263	14,550	20,093	10,781	28	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	15.018	11.920	21.341	17.362	—	—	15.385	12.500	—
Value at End of Year	—	15.018	15.018	11.920	21.341	—	—	17.362	15.385	—
No. of Units	—	—	487	487	487	—	—	—	5	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.419	14.869	11.819	21.193	20.826	18.443	17.319	15.370	12.500	—
Value at End of Year	16.726	17.419	14.869	11.819	21.193	20.826	18.443	17.319	15.370	—
No. of Units	2,776	1,611	310	1,855	2,402	3,176	5,398	1,385	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.892	15.219	12.056	21.541	21.094	18.615	17.420	15.405	12.500	—
Value at End of Year	17.240	17.892	15.219	12.056	21.541	21.094	18.615	17.420	15.405	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	6,692	4,003	1,773	—
Ven 9 No. of Units	1,261	1,248	1,250	2,975	6,839	—	254	255	395	—
No. of Units	2,902	992	580	1,796	2,524	7,200	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.892	15.219	12.056	21.541	21.094	17.420	—	15.405	12.500	—
Value at End of Year	17.240	17.892	15.219	12.056	21.541	21.094	—	17.420	15.405	—
No. of Units	418	883	419	419	419	419	—	—	—	—

Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) - Series II Shares (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	11.701	10.741	8.577	12.569	12.500	—	—	—	—	—
Value at End of Year	11.428	11.701	10.741	8.577	12.569	—	—	—	—	—
Venture No. of Units	24,362,231	26,034,105	26,791,118	16,589,983	1,550,712	—	—	—	—	—
NY Venture No. of Units	1,183,644	1,233,207	1,319,976	998,036	73,910	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	11.609	10.684	8.553	12.565	12.500	—	—	—	—	—
Value at End of Year	11.310	11.609	10.684	8.553	12.565	—	—	—	—	—
Ven 22, 20 No. of Units	581,867	656,129	839,585	710,356	88,937	—	—	—	—	—
Ven 24 No. of Units	29,850	30,357	54,062	48,749	5,294	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	11.537	10.639	8.533	12.500	—	—	—	—	—	—
Value at End of Year	11.217	11.537	10.639	8.533	—	—	—	—	—	—
No. of Units	1,283	1,292	1,301	4,418	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	11.573	10.661	8.543	12.500	12.500	—	—	—	—	—
Value at End of Year	11.264	11.573	10.661	8.543	12.500	—	—	—	—	—
No. of Units	8,310	9,905	10,599	11,430	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.483	10.605	8.519	12.559	12.500	—	—	—	—	—
Value at End of Year	11.148	11.483	10.605	8.519	12.559	—	—	—	—	—
No. of Units	44,154	47,146	51,007	59,112	1,148	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.628	10.696	8.558	12.566	12.500	—	—	—	—	—
Value at End of Year	11.334	11.628	10.696	8.558	12.566	—	—	—	—	—
Venture No. of Units	8,573,390	9,163,567	9,477,877	5,970,160	315,192	—	—	—	—	—
NY Venture No. of Units	1,652,141	1,702,871	1,773,464	1,095,049	24,400	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	11.501	10.616	8.524	12.500	12.500	—	—	—	—	—
Value at End of Year	11.171	11.501	10.616	8.524	12.500	—	—	—	—	—
NY Venture No. of Units	7,487	11,377	11,820	8,354	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	11.609	10.684	8.553	12.500	—	—	—	—	—	—
Value at End of Year	11.310	11.609	10.684	8.553	—	—	—	—	—	—
Ven 9 No. of Units	2,332	2,392	2,395	2,617	—	—	—	—	—	—
No. of Units	44,628	44,826	52,003	12,805	—	—	—	—	—	—

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.742	12.320	10.035	17.356	18.605	15.586	14.525	12.500	—	—
Value at End of Year	13.772	13.742	12.320	10.035	17.356	18.605	15.586	14.525	—	—
Ven 22, 20 No. of Units	76,780	58,672	46,021	53,597	73,710	83,075	57,388	19,641	—	—
Ven 24 No. of Units	1,274	577	906	907	1,170	4,052	1,086	5,114	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	12.181	9.942	17.229	18.507	15.534	14.505	12.500	—	—
Value at End of Year	—	13.560	12.181	9.942	17.229	18.507	15.534	14.505	—	—
No. of Units	—	139	140	1,287	1,293	2,375	142	142	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.425	12.078	9.872	17.135	18.433	15.496	14.491	12.500	—	—
Value at End of Year	13.407	13.425	12.078	9.872	17.135	18.433	15.496	14.491	—	—
No. of Units	2,061	721	1,831	2,011	1,987	1,503	1,941	726	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.742	12.320	10.035	17.356	18.605	15.586	14.525	12.500	—	—
Value at End of Year	13.772	13.742	12.320	10.035	17.356	18.605	15.586	14.525	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	3,527	69	—	—
Ven 9 No. of Units	1,093	711	711	1,806	2,008	2,008	2,161	1,578	—	—
No. of Units	12,539	4,329	5,059	5,654	8,242	2,573	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	18.605	15.586	14.525	12.500	—	—
Value at End of Year	—	—	—	—	17.356	18.605	15.586	14.525	—	—
No. of Units	—	—	—	—	1,102	1,138	—	—	—	—

Fundamental Value Trust - Series I Shares (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.612	13.102	10.082	16.851	16.426	14.546	13.552	12.293	9.602	11.620
Value at End of Year	13.865	14.612	13.102	10.082	16.851	16.426	14.546	13.552	12.293	9.602
Ven 22, 20 No. of Units	8,998,234	10,742,448	12,488,940	14,791,428	3,677,218	4,456,709	4,956,132	5,195,638	5,016,819	4,944,472
Ven 24 No. of Units	285,788	353,600	400,042	451,527	65,367	76,960	78,469	73,404	75,103	69,672

Ven 22, 20 Contracts with GEM
Value at Start of Year	14.332	12.876	9.929	16.628	16.241	14.411	13.453	12.228	9.570	11.605
Value at End of Year	13.572	14.332	12.876	9.929	16.628	16.241	14.411	13.453	12.228	9.570
No. of Units	97,501	133,550	143,761	198,225	89,701	104,332	123,793	129,106	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	9.430	8.485	6.552	16.462	16.104	14.310	13.379	12.179	9.546	11.593
Value at End of Year	8.916	9.430	8.485	6.552	16.462	16.104	14.310	13.379	12.179	9.546
No. of Units	281,618	343,771	441,193	669,225	348,295	390,175	473,551	520,972	531,469	559,715

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	14.612	13.102	10.082	16.851	16.426	14.546	13.552	12.293	9.602	11.620
Value at End of Year	13.865	14.612	13.102	10.082	16.851	16.426	14.546	13.552	12.293	9.602
Ven 7, 8 No. of Units	3,881,408	4,552,249	5,285,444	6,189,824	397,266	423,624	493,187	529,708	511,341	416,445
Ven 9 No. of Units	1,071,565	1,269,000	1,436,232	1,736,112	68,627	79,006	90,805	110,276	91,136	75,283

Ven 3 Contracts with no Optional Riders
Value at Start of Year	14.612	13.102	10.082	16.851	16.426	14.546	13.552	12.293	9.602	11.620
Value at End of Year	13.865	14.612	13.102	10.082	16.851	16.426	14.546	13.552	12.293	9.602
No. of Units	258,989	293,005	381,304	420,819	23,018	29,918	29,027	24,546	29,227	21,355

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Fundamental Value Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.162	10.899	8.379	14.000	13.635	12.500	—	—	—	—
Value at End of Year	11.544	12.162	10.899	8.379	14.000	13.635	—	—	—	—
Venture No. of Units	1,490,945	1,636,316	1,778,958	1,811,029	1,694,582	874,971	—	—	—	—
NY Venture No. of Units	86,130	91,931	100,612	105,403	106,112	22,139	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.827	14.219	10.958	18.357	17.923	15.909	14.842	13.506	10.570	12.500
Value at End of Year	14.986	15.827	14.219	10.958	18.357	17.923	15.909	14.842	13.506	10.570
Ven 22, 20 No. of Units	2,750,064	3,181,730	3,595,979	3,700,695	3,114,177	3,280,406	2,868,900	2,054,168	1,347,482	419,804
Ven 24 No. of Units	608,625	723,860	803,405	756,057	588,265	622,613	531,230	437,675	282,797	87,372

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.556	14.003	10.813	18.151	17.757	15.794	14.764	13.462	10.557	12.500
Value at End of Year	14.699	15.556	14.003	10.813	18.151	17.757	15.794	14.764	13.462	10.557
No. of Units	152,782	170,213	191,833	224,359	199,176	196,807	172,364	117,730	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	11.965	10.760	8.301	13.919	13.603	12.500	—	—	—	—
Value at End of Year	11.317	11.965	10.760	8.301	13.919	13.603	—	—	—	—
No. of Units	46,765	47,947	62,930	68,430	55,943	3,990	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.356	13.844	10.706	17.998	17.635	15.708	14.705	13.429	10.547	12.500
Value at End of Year	14.488	15.356	13.844	10.706	17.998	17.635	15.708	14.705	13.429	10.547
No. of Units	330,543	416,687	481,979	586,057	406,769	443,412	429,488	385,620	222,592	99,581

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.049	10.819	8.334	13.954	13.617	12.500	—	—	—	—
Value at End of Year	11.414	12.049	10.819	8.334	13.954	13.617	—	—	—	—
Venture No. of Units	714,290	762,183	803,856	776,836	694,706	391,049	—	—	—	—
NY Venture No. of Units	106,889	111,484	122,986	127,139	117,272	66,916	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	15.422	13.897	10.742	18.049	17.675	12.500	—	—	—	—
Value at End of Year	14.558	15.422	13.897	10.742	18.049	17.675	—	—	—	—
NY Venture No. of Units	42,228	45,260	47,006	53,698	51,413	4,879	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	15.827	14.219	10.958	17.923	—	15.909	—	—	—	—
Value at End of Year	14.986	15.827	14.219	10.958	—	17.923	—	—	—	—
Ven 9 No. of Units	203	208	214	220	—	—	—	—	—	—
No. of Units	—	—	—	—	—	78	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	15.827	14.219	10.958	18.357	17.923	15.909	14.842	—	—	—
Value at End of Year	14.986	15.827	14.219	10.958	18.357	17.923	15.909	—	—	—
No. of Units	232	232	233	233	233	234	234	—	—	—

Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-09) - Series I Shares (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.058	12.597	11.254	10.746	9.667	7.754	10.240
Value at End of Year	—	—	—	8.461	13.058	12.597	11.254	10.746	9.667	7.754
Ven 22, 20 No. of Units	—	—	—	1,238,519	1,840,616	2,489,104	2,648,217	2,637,119	2,533,934	3,184,540
Ven 24 No. of Units	—	—	—	44,662	48,968	65,814	71,315	75,953	83,497	77,559

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	13.029	12.594	11.274	10.787	9.723	7.815	10.341
Value at End of Year	—	—	—	8.425	13.029	12.594	11.274	10.787	9.723	7.815
No. of Units	—	—	—	24,012	30,308	35,442	36,981	45,603	45,068	49,734

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	12.953	12.539	11.242	10.772	9.724	7.827	10.373
Value at End of Year	—	—	—	8.363	12.953	12.539	11.242	10.772	9.724	7.827
No. of Units	—	—	—	40,995	50,612	63,223	57,018	65,800	69,067	64,138

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	13.058	12.597	11.254	10.746	9.667	7.754	10.240
Value at End of Year	—	—	—	8.461	13.058	12.597	11.254	10.746	9.667	7.754
Ven 7, 8 No. of Units	—	—	—	95,548	101,871	119,395	135,911	124,364	75,274	84,162
Ven 9 No. of Units	—	—	—	31,117	45,525	55,511	86,572	91,321	197,091	112,271

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	13.058	12.597	11.254	10.746	9.667	7.754	10.240
Value at End of Year	—	—	—	8.461	13.058	12.597	11.254	10.746	9.667	7.754
No. of Units	—	—	—	992	1,361	1,877	1,878	6,009	5,158	2,734

Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-09) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.805	13.317	12.500	—	—	—	—
Value at End of Year	—	—	—	8.953	13.805	13.317	—	—	—	—
Venture No. of Units	—	—	—	1,311,728	1,356,944	640,756	—	—	—	—
NY Venture No. of Units	—	—	—	59,363	69,351	15,679	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.964	16.405	14.686	14.058	12.670	10.159	12.500
Value at End of Year	—	—	—	10.974	16.964	16.405	14.686	14.058	12.670	10.159
Ven 22, 20 No. of Units	—	—	—	1,513,106	1,635,289	1,645,204	1,361,652	573,222	231,726	25,179
Ven 24 No. of Units	—	—	—	186,739	211,829	251,316	133,595	56,574	16,384	2,183

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	16.774	16.254	14.579	13.984	12.628	10.146	12.500
Value at End of Year	—	—	—	10.829	16.774	16.254	14.579	13.984	12.628	10.146
No. of Units	—	—	—	43,899	46,968	49,962	53,296	30,366	6,037	1,458

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	13.724	13.286	12.500	—	—	—	—
Value at End of Year	—	—	—	8.869	13.724	13.286	—	—	—	—
No. of Units	—	—	—	40,306	39,058	2,739	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	16.632	16.141	14.500	13.929	12.597	10.137	12.500
Value at End of Year	—	—	—	10.722	16.632	16.141	14.500	13.929	12.597	10.137
No. of Units	—	—	—	127,108	138,712	139,185	117,941	90,608	20,881	11,718

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	13.759	13.299	12.500	—	—	—	—
Value at End of Year	—	—	—	8.905	13.759	13.299	—	—	—	—
Venture No. of Units	—	—	—	448,702	421,113	256,001	—	—	—	—
NY Venture No. of Units	—	—	—	86,536	86,720	49,765	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	—	16.679	16.179	12.500	—	—	—	—
Value at End of Year	—	—	—	10.757	16.679	16.179	—	—	—	—
NY Venture No. of Units	—	—	—	27,610	26,699	3,942	—	—	—	—

Global Bond Trust - Series I Shares (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	34.472	31.692	27.852	29.570	27.354	26.351	28.591	26.301	23.114	19.513
Value at End of Year	37.081	34.472	31.692	27.852	29.570	27.354	26.351	28.591	26.301	23.114
Ven 22, 20 No. of Units	631,328	743,101	869,465	1,069,669	1,285,665	1,411,185	1,769,002	2,031,568	2,317,481	2,458,560
Ven 24 No. of Units	9,240	14,118	16,871	22,702	20,562	27,268	31,085	35,451	38,099	49,164

Ven 22, 20 Contracts with GEM
Value at Start of Year	21.635	19.931	17.551	18.671	17.307	16.705	18.162	16.740	14.741	12.469
Value at End of Year	23.227	21.635	19.931	17.551	18.671	17.307	16.705	18.162	16.740	14.741
No. of Units	15,422	17,438	16,040	12,949	21,140	21,317	13,319	13,675	14,044	9,109

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.764	20.079	17.708	18.867	17.514	16.931	18.435	17.018	15.007	12.714
Value at End of Year	23.330	21.764	20.079	17.708	18.867	17.514	16.931	18.435	17.018	15.007
No. of Units	28,493	50,527	64,349	94,240	92,299	99,913	102,238	94,079	92,810	116,859

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	34.472	31.692	27.852	29.570	27.354	26.351	28.591	26.301	23.114	19.513
Value at End of Year	37.081	34.472	31.692	27.852	29.570	27.354	26.351	28.591	26.301	23.114
Ven 7, 8 No. of Units	392,615	458,018	539,250	621,666	697,641	817,594	1,020,803	1,199,088	1,423,804	1,691,185
Ven 9 No. of Units	56,069	62,005	69,200	83,960	96,827	118,108	136,559	151,168	188,785	260,796

Ven 3 Contracts with no Optional Riders
Value at Start of Year	34.472	31.692	27.852	29.570	27.354	26.351	28.591	26.301	23.114	19.513
Value at End of Year	37.081	34.472	31.692	27.852	29.570	27.354	26.351	28.591	26.301	23.114
No. of Units	38,640	42,024	50,922	54,276	66,537	82,086	113,908	116,008	128,081	142,880

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Global Bond Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	16.015	14.711	12.924	13.713	12.687	12.500	—	—	—	—
Value at End of Year	17.233	16.015	14.711	12.924	13.713	12.687	—	—	—	—
Venture No. of Units	942,065	1,052,646	1,080,872	830,653	1,080,682	547,568	—	—	—	—
NY Venture No. of Units	66,772	75,572	76,816	62,549	66,427	14,348	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.044	19.378	17.068	18.155	16.838	16.251	17.654	16.266	14.323	12.500
Value at End of Year	22.588	21.044	19.378	17.068	18.155	16.838	16.251	17.654	16.266	14.323
Ven 22, 20 No. of Units	1,040,687	1,222,907	1,321,848	1,317,815	1,694,734	1,825,220	1,550,136	1,085,071	594,712	154,273
Ven 24 No. of Units	155,395	183,261	200,145	200,872	253,980	257,709	191,875	142,486	102,131	17,778

Ven 22, 20 Contracts with GEM
Value at Start of Year	20.683	19.085	16.842	17.951	16.683	16.133	17.561	16.213	14.304	12.500
Value at End of Year	22.157	20.683	19.085	16.842	17.951	16.683	16.133	17.561	16.213	14.304
No. of Units	58,907	61,856	52,001	59,372	55,460	62,723	69,752	57,003	30,884	7,537

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	15.755	14.523	12.804	13.633	12.657	12.500	—	—	—	—
Value at End of Year	16.895	15.755	14.523	12.804	13.633	12.657	—	—	—	—
No. of Units	18,608	23,981	35,982	36,354	35,427	3,668	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.417	18.867	16.676	17.800	16.567	16.046	17.492	16.173	14.291	12.500
Value at End of Year	21.839	20.417	18.867	16.676	17.800	16.567	16.046	17.492	16.173	14.291
No. of Units	117,639	153,923	168,169	224,050	213,457	224,426	210,680	177,235	126,576	73,987

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.866	14.603	12.856	13.667	12.670	12.500	—	—	—	—
Value at End of Year	17.039	15.866	14.603	12.856	13.667	12.670	—	—	—	—
Venture No. of Units	332,406	343,009	363,375	301,546	384,087	227,474	—	—	—	—
NY Venture No. of Units	69,464	77,522	72,042	58,757	86,269	41,620	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	20.505	18.939	16.731	17.850	16.606	12.500	—	—	—	—
Value at End of Year	21.944	20.505	18.939	16.731	17.850	16.606	—	—	—	—
NY Venture No. of Units	43,276	56,875	59,819	69,606	32,387	3,333	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.044	19.378	17.068	18.155	16.838	16.251	17.654	—	—	—
Value at End of Year	22.588	21.044	19.378	17.068	18.155	16.838	16.251	—	—	—
Ven 9 No. of Units	994	1,047	1,100	1,150	1,219	1,271	1,324	—	—	—
No. of Units	17,215	17,215	17,215	17,216	17,217	17,218	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	21.044	19.378	17.068	18.155	16.838	16.251	17.654	—	—	—
Value at End of Year	22.588	21.044	19.378	17.068	18.155	16.838	16.251	—	—	—
No. of Units	285	286	286	286	287	287	288	—	—	—

Global Diversification Trust (formerly American Flobal Diversification Trust) - Series II Shares (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.102	10.901	8.091	12.564	12.500	—	—	—	—	—
Value at End of Year	11.182	12.102	10.901	8.091	12.564	—	—	—	—	—
Venture No. of Units	17,606,776	18,758,982	19,128,115	13,566,719	1,022,861	—	—	—	—	—
NY Venture No. of Units	751,421	846,080	864,556	750,123	7,195	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.008	10.843	8.068	12.560	12.500	—	—	—	—	—
Value at End of Year	11.067	12.008	10.843	8.068	12.560	—	—	—	—	—
Ven 22, 20 No. of Units	585,128	704,429	878,020	1,077,566	435,995	—	—	—	—	—
Ven 24 No. of Units	51,467	53,315	55,926	47,126	8,643	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	11.933	10.797	8.050	12.557	12.500	—	—	—	—	—
Value at End of Year	10.975	11.933	10.797	8.050	12.557	—	—	—	—	—
No. of Units	108,413	105,380	118,110	145,866	37,814	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	11.970	10.820	8.059	12.559	12.500	—	—	—	—	—
Value at End of Year	11.021	11.970	10.820	8.059	12.559	—	—	—	—	—
No. of Units	6,186	6,220	6,251	6,285	5,085	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.877	10.762	8.036	12.554	12.500	—	—	—	—	—
Value at End of Year	10.907	11.877	10.762	8.036	12.554	—	—	—	—	—
No. of Units	15,106	15,194	20,195	14,456	6,094	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.027	10.855	8.073	12.561	12.500	—	—	—	—	—
Value at End of Year	11.089	12.027	10.855	8.073	12.561	—	—	—	—	—
Venture No. of Units	8,285,203	8,660,188	8,982,674	6,273,498	543,639	—	—	—	—	—
NY Venture No. of Units	747,340	787,925	812,910	694,396	51,445	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	11.895	10.774	8.041	12.500	12.500	—	—	—	—	—
Value at End of Year	10.930	11.895	10.774	8.041	12.500	—	—	—	—	—
NY Venture No. of Units	8,528	20,182	25,980	13,297	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.008	10.843	8.068	12.560	12.500	—	—	—	—	—
Value at End of Year	11.067	12.008	10.843	8.068	12.560	—	—	—	—	—
Ven 9 No. of Units	1,267	1,268	1,269	1,270	822	—	—	—	—	—
No. of Units	10,035	14,847	15,675	17,072	117	—	—	—	—	—

Global Trust (formerly Global Equity Trust) - Series I Shares (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.171	25.570	19.739	33.114	33.140	27.930	25.580	22.606	17.986	22.549
Value at End of Year	25.187	27.171	25.570	19.739	33.114	33.140	27.930	25.580	22.606	17.986
Ven 22, 20 No. of Units	1,191,055	1,362,523	1,542,443	1,834,814	2,348,892	3,061,952	3,751,710	4,485,840	5,323,468	6,384,424
Ven 24 No. of Units	20,782	25,193	25,884	28,513	35,965	45,710	51,530	54,725	64,511	76,424

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.454	11.743	9.083	15.269	15.312	12.931	11.866	10.508	8.377	10.523
Value at End of Year	11.521	12.454	11.743	9.083	15.269	15.312	12.931	11.866	10.508	8.377
No. of Units	45,373	45,739	46,193	49,428	50,079	26,864	16,292	33,259	32,345	36,248

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.048	12.322	9.545	16.069	16.139	13.649	12.544	11.125	8.882	11.175
Value at End of Year	12.053	13.048	12.322	9.545	16.069	16.139	13.649	12.544	11.125	8.882
No. of Units	20,545	30,888	46,699	69,518	89,238	106,382	118,238	131,827	133,988	153,605

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.171	25.570	19.739	33.114	33.140	27.930	25.580	22.606	17.986	22.549
Value at End of Year	25.187	27.171	25.570	19.739	33.114	33.140	27.930	25.580	22.606	17.986
Ven 7, 8 No. of Units	1,404,547	1,628,671	1,858,327	2,146,210	2,595,108	3,053,885	3,623,470	4,210,273	5,051,786	6,233,457
Ven 9 No. of Units	266,358	301,393	331,585	382,528	453,972	561,268	654,283	887,563	1,005,033	1,198,999

Ven 3 Contracts with no Optional Riders
Value at Start of Year	27.171	25.570	19.739	33.114	33.140	27.930	25.580	22.606	17.986	22.549
Value at End of Year	25.187	27.171	25.570	19.739	33.114	33.140	27.930	25.580	22.606	17.986
No. of Units	88,589	103,079	136,621	168,667	185,999	210,759	259,931	294,194	339,861	386,600

Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.378	14.500	11.216	18.845	18.906	15.963	14.650	12.971	10.339	12.500
Value at End of Year	14.222	15.378	14.500	11.216	18.845	18.906	15.963	14.650	12.971	10.339
Ven 22, 20 No. of Units	260,244	278,901	310,873	319,847	349,718	418,579	391,497	319,704	276,345	124,634
Ven 24 No. of Units	102,301	111,766	116,752	128,857	137,258	131,161	129,923	84,399	36,341	6,453

Ven 22, 20 Contracts with GEM
Value at Start of Year	15.115	14.280	11.068	18.634	18.731	15.848	14.573	12.929	10.326	12.500
Value at End of Year	13.950	15.115	14.280	11.068	18.634	18.731	15.848	14.573	12.929	10.326
No. of Units	17,534	19,654	17,244	18,573	21,670	26,659	20,840	15,321	10,443	4,027

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.920	14.117	10.958	18.477	18.602	15.762	14.515	12.897	10.316	12.500
Value at End of Year	13.750	14.920	14.117	10.958	18.477	18.602	15.762	14.515	12.897	10.316
No. of Units	32,156	28,031	33,352	37,504	42,856	45,776	38,051	28,189	23,117	15,985

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	15.378	14.500	11.216	18.845	18.906	15.963	—	—	—	—
Value at End of Year	14.222	15.378	14.500	11.216	18.845	18.906	—	—	—	—
Ven 9 No. of Units	230	236	243	249	256	263	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Great Companies-America Trust (replaced by U.S. Global Leaders Growth Trust eff 4-29-05) - Series II Shares (units first credited 8-04-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.929	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.983	13.929	—
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	5,641	6,320	—
Ven 24 No. of Units	—	—	—	—	—	—	—	932	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	13.918	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.944	13.918	—
No. of Units	—	—	—	—	—	—	—	—	876	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	13.910	13.389	—
Value at End of Year	—	—	—	—	—	—	—	13.914	13.910	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	13.929	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.983	13.929	—
Ven 9 No. of Units	—	—	—	—	—	—	—	82	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	13.929	12.500	—
Value at End of Year	—	—	—	—	—	—	—	13.983	13.929	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Health Sciences Trust - Series I Shares (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.752	18.189	13.994	20.246	17.449	16.327	14.698	12.927	9.624	13.413
Value at End of Year	22.627	20.752	18.189	13.994	20.246	17.449	16.327	14.698	12.927	9.624
Ven 22, 20 No. of Units	726,671	816,174	923,736	1,155,579	1,511,682	1,656,069	2,035,325	2,232,141	2,237,109	1,881,548
Ven 24 No. of Units	16,651	19,428	31,166	25,412	53,908	46,881	46,557	54,947	57,651	59,439

Ven 22, 20 Contracts with GEM
Value at Start of Year	20.355	17.876	13.781	19.977	17.252	16.175	14.591	12.858	9.591	13.395
Value at End of Year	22.149	20.355	17.876	13.781	19.977	17.252	16.175	14.591	12.858	9.591
No. of Units	31,034	34,132	37,381	48,517	63,365	82,986	81,965	83,245	96,900	92,595

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.061	17.645	13.623	19.778	17.106	16.062	14.510	12.807	9.567	13.382
Value at End of Year	21.797	20.061	17.645	13.623	19.778	17.106	16.062	14.510	12.807	9.567
No. of Units	51,271	64,919	78,239	90,615	108,392	132,969	153,048	195,136	203,143	195,515

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	20.752	18.189	13.994	20.246	17.449	16.327	14.698	12.927	9.624	13.413
Value at End of Year	22.627	20.752	18.189	13.994	20.246	17.449	16.327	14.698	12.927	9.624
Ven 7, 8 No. of Units	103,246	95,540	117,567	124,754	128,060	141,728	181,895	233,957	205,343	132,889
Ven 9 No. of Units	14,950	12,599	21,589	22,206	42,101	48,468	39,136	41,759	54,245	35,305

Ven 3 Contracts with no Optional Riders
Value at Start of Year	20.752	18.189	13.994	20.246	17.449	16.327	14.698	12.927	9.624	13.413
Value at End of Year	22.627	20.752	18.189	13.994	20.246	17.449	16.327	14.698	12.927	9.624
No. of Units	17,440	15,511	15,512	15,593	18,177	18,820	19,916	21,721	12,217	6,381

Health Sciences Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	15.961	13.983	10.752	15.551	13.395	12.500	—	—	—	—
Value at End of Year	17.419	15.961	13.983	10.752	15.551	13.395	—	—	—	—
Venture No. of Units	74,524	82,392	77,590	76,638	58,456	21,519	—	—	—	—
NY Venture No. of Units	8,204	7,738	7,743	4,749	3,321	4,808	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	22.560	19.813	15.273	22.146	19.124	17.928	16.171	14.255	10.636	12.500
Value at End of Year	24.559	22.560	19.813	15.273	22.146	19.124	17.928	16.171	14.255	10.636
Ven 22, 20 No. of Units	492,506	571,072	598,377	650,397	756,740	894,413	937,529	997,397	717,698	167,483
Ven 24 No. of Units	106,812	124,202	127,971	145,199	164,396	166,848	155,541	154,419	81,653	8,334

Ven 22, 20 Contracts with GEM
Value at Start of Year	22.173	19.513	15.072	21.898	18.947	17.798	16.086	14.208	10.623	12.500
Value at End of Year	24.090	22.173	19.513	15.072	21.898	18.947	17.798	16.086	14.208	10.623
No. of Units	29,605	35,686	40,576	44,139	44,177	59,787	65,358	60,559	65,780	12,026

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	15.702	13.804	10.652	15.460	13.364	12.500	—	—	—	—
Value at End of Year	17.077	15.702	13.804	10.652	15.460	13.364	—	—	—	—
No. of Units	13,486	14,967	16,845	17,053	10,930	2,854	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.888	19.290	14.922	21.713	18.816	17.702	16.022	14.174	10.612	12.500
Value at End of Year	23.744	21.888	19.290	14.922	21.713	18.816	17.702	16.022	14.174	10.612
No. of Units	40,170	49,312	54,601	66,451	81,693	84,331	86,059	93,780	65,279	33,548

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.812	13.880	10.694	15.499	13.377	12.500	—	—	—	—
Value at End of Year	17.222	15.812	13.880	10.694	15.499	13.377	—	—	—	—
Venture No. of Units	71,097	106,979	70,283	57,927	44,058	22,924	—	—	—	—
NY Venture No. of Units	8,203	8,152	8,010	4,549	3,448	166	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	21.982	19.364	14.972	21.774	18.860	12.500	—	—	—	—
Value at End of Year	23.859	21.982	19.364	14.972	21.774	18.860	—	—	—	—
NY Venture No. of Units	4,855	5,527	5,500	4,056	5,233	1,006	—	—	—	—

High Income Trust (merged into High Yield Trust eff 5-02-11) - Series II Shares (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	11.602	6.444	11.555	12.500	—	—	—	—	—
Value at End of Year	—	12.763	11.602	6.444	11.555	—	—	—	—	—
Venture No. of Units	—	73,206	69,908	12,588	4,180	—	—	—	—	—
NY Venture No. of Units	—	3,949	2,440	1,771	765	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	11.525	6.418	11.536	12.500	—	—	—	—	—
Value at End of Year	—	12.647	11.525	6.418	11.536	—	—	—	—	—
Ven 22, 20 No. of Units	—	220,867	379,374	28,486	10,699	—	—	—	—	—
Ven 24 No. of Units	—	36,933	25,774	3,486	5,340	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	11.464	6.396	12.500	—	—	—	—	—	—
Value at End of Year	—	12.554	11.464	6.396	—	—	—	—	—	—
No. of Units	—	5,478	7,608	2,097	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	11.494	6.407	11.528	12.500	—	—	—	—	—
Value at End of Year	—	12.600	11.494	6.407	11.528	—	—	—	—	—
No. of Units	—	7,066	7,837	849	104	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	11.418	11.509	—	12.500	—	—	—	—	—
Value at End of Year	—	12.485	11.418	—	11.509	—	—	—	—	—
No. of Units	—	14,472	19,538	—	12,043	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	11.540	6.423	11.540	12.500	—	—	—	—	—
Value at End of Year	—	12.670	11.540	6.423	11.540	—	—	—	—	—
Venture No. of Units	—	7,563	27,451	1,236	—	—	—	—	—	—
NY Venture No. of Units	—	—	2,776	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	11.513	—	—	12.500	—	—	—	—	—
Value at End of Year	—	12.508	—	—	11.513	—	—	—	—	—
NY Venture No. of Units	—	510	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	11.525	6.418	11.536	12.500	—	—	—	—	—
Value at End of Year	—	12.647	11.525	6.418	11.536	—	—	—	—	—
Ven 9 No. of Units	—	4,990	6,075	—	—	—	—	—	—	—
No. of Units	—	26,596	36,416	1,005	2,830	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	11.525	12.500	—	—	—	—	—	—	—
Value at End of Year	—	12.647	11.525	—	—	—	—	—	—	—
No. of Units	—	432	433	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
High Yield Trust - Series I Shares (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.516	18.284	12.000	17.268	17.230	15.831	15.482	14.137	11.520	12.545
Value at End of Year	20.413	20.516	18.284	12.000	17.268	17.230	15.831	15.482	14.137	11.520
Ven 22, 20 No. of Units	1,015,304	1,207,185	1,447,513	1,544,207	2,042,724	3,037,934	4,009,948	5,577,439	6,913,897	5,310,364
Ven 24 No. of Units	17,110	26,421	35,312	35,700	53,483	71,015	88,258	119,909	164,300	108,798

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.541	15.665	10.301	14.853	14.851	13.672	13.397	12.257	10.008	10.921
Value at End of Year	17.418	17.541	15.665	10.301	14.853	14.851	13.672	13.397	12.257	10.008
No. of Units	6,912	15,094	29,593	20,430	40,633	56,075	65,233	116,268	114,270	67,191

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.954	15.163	9.987	14.421	14.440	13.314	13.066	11.973	9.790	10.699
Value at End of Year	16.810	16.954	15.163	9.987	14.421	14.440	13.314	13.066	11.973	9.790
No. of Units	65,562	100,657	141,853	214,396	238,265	341,252	375,652	462,419	775,551	369,742

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	20.516	18.284	12.000	17.268	17.230	15.831	15.482	14.137	11.520	12.545
Value at End of Year	20.413	20.516	18.284	12.000	17.268	17.230	15.831	15.482	14.137	11.520
Ven 7, 8 No. of Units	214,289	221,806	270,547	254,873	319,461	449,902	579,810	756,293	931,712	788,407
Ven 9 No. of Units	43,254	44,598	51,154	62,696	95,533	141,083	199,413	269,177	402,143	344,031

Ven 3 Contracts with no Optional Riders
Value at Start of Year	20.516	18.284	12.000	17.268	17.230	15.831	15.482	14.137	11.520	12.545
Value at End of Year	20.413	20.516	18.284	12.000	17.268	17.230	15.831	15.482	14.137	11.520
No. of Units	9,045	10,026	18,708	19,416	19,735	21,121	23,203	36,255	38,235	27,627

High Yield Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.763	14.103	9.242	13.300	13.273	12.500	—	—	—	—
Value at End of Year	15.753	12.763	14.103	9.242	13.300	13.273	—	—	—	—
Venture No. of Units	248,736	278,396	359,540	272,660	84,423	31,537	—	—	—	—
NY Venture No. of Units	10,988	14,668	26,307	12,646	7,447	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.647	18.375	12.072	17.415	17.425	16.029	15.696	14.360	11.725	12.500
Value at End of Year	20.423	12.647	18.375	12.072	17.415	17.425	16.029	15.696	14.360	11.725
Ven 22, 20 No. of Units	514,390	591,425	647,438	641,754	725,885	957,806	1,012,355	1,166,184	959,895	146,256
Ven 24 No. of Units	111,852	106,178	109,410	112,390	133,595	143,870	163,667	164,206	135,938	16,234

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.554	18.097	11.913	17.220	17.264	15.913	15.613	14.313	11.710	12.500
Value at End of Year	20.033	12.554	18.097	11.913	17.220	17.264	15.913	15.613	14.313	11.710
No. of Units	22,102	22,848	24,206	23,002	78,176	87,218	76,759	84,070	69,559	19,757

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.600	13.923	9.156	13.222	13.243	12.500	—	—	—	—
Value at End of Year	15.444	12.600	13.923	9.156	13.222	13.243	—	—	—	—
No. of Units	12,891	9,928	13,474	13,934	12,492	1,413	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.485	17.891	11.795	17.075	17.144	15.826	15.551	14.278	11.699	12.500
Value at End of Year	19.746	12.485	17.891	11.795	17.075	17.144	15.826	15.551	14.278	11.699
No. of Units	115,167	154,905	228,501	241,484	218,347	337,634	356,539	386,544	401,907	43,415

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.670	14.000	9.193	13.255	13.256	12.500	—	—	—	—
Value at End of Year	15.576	12.670	14.000	9.193	13.255	13.256	—	—	—	—
Venture No. of Units	63,069	62,360	41,085	20,533	22,486	18,011	—	—	—	—
NY Venture No. of Units	10,838	5,984	4,980	3,144	5,538	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	12.508	17.959	11.834	17.123	17.184	12.500	—	—	—	—
Value at End of Year	19.841	12.508	17.959	11.834	17.123	17.184	—	—	—	—
NY Venture No. of Units	10,074	10,315	9,951	9,052	9,230	111	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.647	18.375	12.072	17.415	17.425	16.029	—	—	—	—
Value at End of Year	20.423	12.647	18.375	12.072	17.415	17.425	—	—	—	—
Ven 9 No. of Units	414	426	438	449	462	474	—	—	—	—
No. of Units	—	26,596	—	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	12.500	—	—	—	—	—	—	—	—
Value at End of Year	—	12.647	—	—	—	—	—	—	—	—
No. of Units	—	432	—	—	—	—	—	—	—	—

Income & Value Trust (merged into American Asset Allocation Trust eff 5-01-09) - Series I Shares (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	27.866	27.950	26.084	25.138	23.684	18.989	22.906
Value at End of Year	—	—	—	19.199	27.866	27.950	26.084	25.138	23.684	18.989
Ven 22, 20 No. of Units	—	—	—	2,205,560	2,953,821	3,849,843	4,957,736	6,461,742	6,144,739	6,526,842
Ven 24 No. of Units	—	—	—	50,194	61,771	78,288	96,775	104,442	83,521	94,535

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	14.471	14.544	13.600	13.133	12.398	9.960	12.039
Value at End of Year	—	—	—	9.950	14.471	14.544	13.600	13.133	12.398	9.960
No. of Units	—	—	—	41,385	49,800	60,642	88,052	94,628	93,675	71,220

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	15.024	15.122	14.162	13.696	12.949	10.418	12.612
Value at End of Year	—	—	—	10.314	15.024	15.122	14.162	13.696	12.949	10.418
No. of Units	—	—	—	198,813	239,882	288,848	309,952	396,316	290,586	276,653

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	27.866	27.950	26.084	25.138	23.684	18.989	22.906
Value at End of Year	—	—	—	19.199	27.866	27.950	26.084	25.138	23.684	18.989
Ven 7, 8 No. of Units	—	—	—	2,511,414	3,044,167	3,594,256	4,335,775	5,218,459	6,012,536	6,781,403
Ven 9 No. of Units	—	—	—	291,774	362,806	432,831	531,460	652,614	680,402	761,612

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	27.866	27.950	26.084	25.138	23.684	18.989	22.906
Value at End of Year	—	—	—	19.199	27.866	27.950	26.084	25.138	23.684	18.989
No. of Units	—	—	—	959,746	1,145,970	1,313,479	1,602,821	1,833,533	2,056,984	2,335,405

Income & Value Trust (merged into American Asset Allocation Trust eff 5-01-09) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.967	12.999	12.500	—	—	—	—
Value at End of Year	—	—	—	8.943	12.967	12.999	—	—	—	—
Venture No. of Units	—	—	—	88,258	78,854	18,146	—	—	—	—
NY Venture No. of Units	—	—	—	3,728	5,070	1,384	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.769	15.849	14.824	14.318	13.518	10.855	12.500
Value at End of Year	—	—	—	10.849	15.769	15.849	14.824	14.318	13.518	10.855
Ven 22, 20 No. of Units	—	—	—	1,014,752	1,217,948	1,264,132	1,411,709	1,611,555	1,122,179	307,039
Ven 24 No. of Units	—	—	—	189,093	223,558	229,820	232,914	227,133	151,378	21,089

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	15.592	15.703	14.716	14.243	13.474	10.841	12.500
Value at End of Year	—	—	—	10.706	15.592	15.703	14.716	14.243	13.474	10.841
No. of Units	—	—	—	40,178	51,490	54,995	85,760	81,659	41,867	8,185

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	12.891	12.969	12.500	—	—	—	—
Value at End of Year	—	—	—	8.860	12.891	12.969	—	—	—	—
No. of Units	—	—	—	2,149	2,162	1,912	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	15.461	15.594	14.636	14.187	13.441	10.831	12.500
Value at End of Year	—	—	—	10.599	15.461	15.594	14.636	14.187	13.441	10.831
No. of Units	—	—	—	103,007	115,743	136,237	148,866	155,735	101,086	42,937

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.923	12.982	12.500	—	—	—	—
Value at End of Year	—	—	—	8.895	12.923	12.982	—	—	—	—
Venture No. of Units	—	—	—	33,141	30,736	14,667	—	—	—	—
NY Venture No. of Units	—	—	—	1,394	776	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	—	15.505	15.626	12.500	—	—	—	—
Value at End of Year	—	—	—	10.635	15.505	15.630	—	—	—	—
NY Venture No. of Units	—	—	—	1,142	1,143	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	15.849	14.824	14.318	—	—	—
Value at End of Year	—	—	—	—	15.769	15.849	14.824	—	—	—
Ven 9 No. of Units	—	—	—	—	489	489	489	—	—	—

International Core Trust (formerly International Stock Trust) - Series I Shares (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.606	14.443	12.345	20.398	18.567	15.090	13.198	11.579	9.014	11.672
Value at End of Year	13.916	15.606	14.443	12.345	20.398	18.567	15.090	13.198	11.579	9.014
Ven 22, 20 No. of Units	930,721	1,118,433	1,296,521	1,437,600	1,900,598	2,613,058	2,993,535	3,604,794	4,239,580	4,752,635
Ven 24 No. of Units	36,019	38,181	49,936	57,359	53,028	81,620	90,025	87,592	115,127	131,618

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.700	11.777	10.087	16.700	15.232	12.404	10.870	9.556	7.454	9.671
Value at End of Year	11.302	12.700	11.777	10.087	16.700	15.232	12.404	10.870	9.556	7.454
No. of Units	17,702	18,883	20,974	23,904	26,764	30,817	27,531	28,242	29,884	28,226

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.189	10.391	8.913	14.779	13.500	11.010	9.663	8.508	6.646	8.636
Value at End of Year	9.942	11.189	10.391	8.913	14.779	13.500	11.010	9.663	8.508	6.646
No. of Units	44,069	56,192	65,749	84,528	92,642	97,328	105,693	104,062	115,842	126,008

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	15.606	14.443	12.345	20.398	18.567	15.090	13.198	11.579	9.014	11.672
Value at End of Year	13.916	15.606	14.443	12.345	20.398	18.567	15.090	13.198	11.579	9.014
Ven 7, 8 No. of Units	134,317	151,818	174,628	206,772	271,411	340,241	382,173	460,301	511,387	623,352
Ven 9 No. of Units	42,611	48,809	53,836	59,530	71,868	103,662	102,266	120,901	147,049	183,541

Ven 3 Contracts with no Optional Riders
Value at Start of Year	15.606	14.443	12.345	20.398	18.567	15.090	13.198	11.579	9.014	11.672
Value at End of Year	13.916	15.606	14.443	12.345	20.398	18.567	15.090	13.198	11.579	9.014
No. of Units	13,681	16,347	16,661	19,835	22,384	24,400	31,628	33,039	34,425	35,011

International Core Trust (formerly International Stock Trust) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	11.248	10.402	8.878	14.669	13.352	12.500	—	—	—	—
Value at End of Year	10.030	11.248	10.402	8.878	14.669	13.352	—	—	—	—
Venture No. of Units	71,057	72,934	77,841	133,674	126,951	54,840	—	—	—	—
NY Venture No. of Units	3,043	2,119	3,329	2,112	2,204	215	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.561	15.354	13.137	21.761	19.858	16.159	14.162	12.451	9.693	12.500
Value at End of Year	14.731	16.561	15.354	13.137	21.761	19.858	16.159	14.162	12.451	9.693
Ven 22, 20 No. of Units	196,801	239,050	247,481	292,255	361,585	397,234	347,173	306,708	253,182	141,371
Ven 24 No. of Units	37,388	37,267	42,611	45,571	46,259	51,083	43,542	37,104	115,127	14,269

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.277	15.121	12.964	21.517	19.675	16.042	14.088	12.410	9.681	12.500
Value at End of Year	14.449	16.277	15.121	12.964	21.517	19.675	16.042	14.088	12.410	9.681
No. of Units	11,838	15,756	17,171	17,037	37,096	38,286	17,339	10,444	11,252	6,994

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	11.065	10.269	8.795	14.583	13.322	12.500	—	—	—	—
Value at End of Year	9.832	11.065	10.269	8.795	14.583	13.322	—	—	—	—
No. of Units	2,963	3,418	3,361	3,310	3,176	3,240	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.068	14.949	12.835	21.336	19.539	15.955	14.032	12.380	9.672	12.500
Value at End of Year	14.242	16.068	14.949	12.835	21.336	19.539	15.955	14.032	12.380	9.672
No. of Units	26,471	23,415	26,395	22,924	30,589	31,568	23,870	18,256	16,480	12,367

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.143	10.326	8.830	14.620	13.335	12.500	—	—	—	—
Value at End of Year	9.916	11.143	10.326	8.830	14.620	13.335	—	—	—	—
Venture No. of Units	79,790	76,190	89,310	90,272	42,182	8,742	—	—	—	—
NY Venture No. of Units	755	755	756	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	16.137	15.006	12.878	21.396	19.584	12.500	—	—	—	—
Value at End of Year	14.311	16.137	15.006	12.878	21.396	19.584	—	—	—	—
NY Venture No. of Units	5,802	2,983	2,944	2,841	5,585	1,950	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
International Equity Index Trust A - Series I Shares (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.836	17.659	12.990	23.757	20.874	16.869	14.669	12.500	—	—
Value at End of Year	10.856	12.836	17.659	12.990	23.757	20.874	16.869	14.669	—	—
Ven 22, 20 No. of Units	735,170	895,676	410,779	471,855	608,303	1,105,267	825,452	712,758	—	—
Ven 24 No. of Units	12,713	18,366	6,540	7,454	8,131	12,070	7,361	21,750	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	19.051	17.460	12.870	23.584	20.764	16.813	14.650	12.500	—	—
Value at End of Year	16.079	19.051	17.460	12.870	23.584	20.764	16.813	14.650	—	—
No. of Units	6,115	7,420	1,763	3,060	4,398	8,661	12,560	13,186	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.861	17.312	12.780	23.454	20.681	16.771	14.635	12.500	—	—
Value at End of Year	15.895	18.861	17.312	12.780	23.454	20.681	16.771	14.635	—	—
No. of Units	37,002	44,091	33,482	42,389	50,431	32,451	31,610	24,373	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	19.306	17.659	12.990	23.757	20.874	16.869	14.669	12.500	—	—
Value at End of Year	16.328	19.306	17.659	12.990	23.757	20.874	16.869	14.669	—	—
Ven 7, 8 No. of Units	97,143	112,796	54,101	73,660	92,127	153,271	81,627	75,228	—	—
Ven 9 No. of Units	37,844	47,088	9,193	9,935	20,198	30,953	21,492	19,292	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	19.306	17.659	12.990	23.757	20.874	16.869	14.669	12.500	—	—
Value at End of Year	16.328	19.306	17.659	12.990	23.757	20.874	16.869	14.669	—	—
No. of Units	14,324	14,644	1,876	2,155	1,849	2,427	2,537	696	—	—

International Equity Index Trust A - Series II Shares (units first credited 5-03-2004)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.716	12.500	—	—	—	—	—	—	—	—
Value at End of Year	11.604	13.716	—	—	—	—	—	—	—	—
Venture No. of Units	57,587	60,802	—	—	—	—	—	—	—	—
NY Venture No. of Units	4,256	5,208	—	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	19.049	17.447	12.869	23.578	20.764	16.810	14.646	12.500	—	—
Value at End of Year	16.075	19.049	17.447	12.869	23.578	20.764	16.810	14.646	—	—
Ven 22, 20 No. of Units	570,258	671,218	354,619	373,830	410,234	499,597	434,601	262,855	—	—
Ven 24 No. of Units	103,562	115,293	64,552	66,950	58,578	80,323	73,564	72,367	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.797	17.251	12.750	23.406	20.654	16.754	14.626	12.500	—	—
Value at End of Year	15.830	18.797	17.251	12.750	23.406	20.654	16.754	14.626	—	—
No. of Units	40,516	33,074	9,348	10,621	13,051	13,945	19,978	20,759	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.684	12.500	—	—	—	—	—	—	—	—
Value at End of Year	11.536	13.684	—	—	—	—	—	—	—	—
No. of Units	4,721	4,738	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.610	17.105	12.661	23.278	20.572	16.713	14.612	12.500	—	—
Value at End of Year	15.650	18.610	17.105	12.661	23.278	20.572	16.713	14.612	—	—
No. of Units	39,062	43,293	20,709	24,023	31,194	34,777	26,557	20,559	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.697	12.500	—	—	—	—	—	—	—	—
Value at End of Year	11.565	13.697	—	—	—	—	—	—	—	—
Venture No. of Units	21,216	54,288	—	—	—	—	—	—	—	—
NY Venture No. of Units	8,097	7,906	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	18.672	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.710	18.672	—	—	—	—	—	—	—	—
NY Venture No. of Units	1,409	1,401	—	—	—	—	—	—	—	—

International Opportunities Trust - Series II Shares (units first credited 5-01-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	11.721	10.456	7.705	15.799	13.345	12.500	—	—	—	—
Value at End of Year	9.718	11.721	10.456	7.705	15.799	13.345	—	—	—	—
Venture No. of Units	232,829	245,661	257,921	227,806	185,283	85,722	—	—	—	—
NY Venture No. of Units	5,520	11,283	11,334	10,674	5,765	550	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.326	14.601	10.787	22.173	18.776	15.367	12.500	—	—	—
Value at End of Year	13.503	16.326	14.601	10.787	22.173	18.776	15.367	—	—	—
Ven 22, 20 No. of Units	463,137	556,946	678,607	778,211	1,046,579	715,353	225,062	—	—	—
Ven 24 No. of Units	66,386	85,110	97,167	66,520	88,037	61,858	26,672	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.142	14.465	10.708	22.056	18.714	15.347	12.500	—	—	—
Value at End of Year	13.324	16.142	14.465	10.708	22.056	18.714	15.347	—	—	—
No. of Units	15,297	18,559	16,708	18,581	23,716	15,596	8,548	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	11.531	10.323	7.634	15.707	13.314	12.500	—	—	—	—
Value at End of Year	9.527	11.531	10.323	7.634	15.707	13.314	—	—	—	—
No. of Units	20,213	19,899	27,463	22,310	16,584	674	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.006	14.364	10.649	21.968	18.667	15.331	12.500	—	—	—
Value at End of Year	13.192	16.006	14.364	10.649	21.968	18.667	15.331	—	—	—
No. of Units	18,779	18,720	25,622	27,201	38,196	27,573	745	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	11.612	10.380	7.664	15.747	13.327	12.500	—	—	—	—
Value at End of Year	9.609	11.612	10.380	7.664	15.747	13.327	—	—	—	—
Venture No. of Units	92,526	92,857	96,574	100,888	74,946	20,875	—	—	—	—
NY Venture No. of Units	7,147	7,115	6,095	2,489	1,886	1,220	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	16.051	14.398	10.669	21.997	18.683	12.500	—	—	—	—
Value at End of Year	13.236	16.051	14.398	10.669	21.997	18.683	—	—	—	—
NY Venture No. of Units	7,183	8,094	8,062	8,090	8,361	4,067	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.326	14.601	10.787	22.173	18.776	15.367	12.500	—	—	—
Value at End of Year	13.503	16.326	14.601	10.787	22.173	18.776	15.367	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	18,782	—	—	—
Ven 9 No. of Units	20,000	25,086	29,108	29,683	40,747	21,421	2,524	—	—	—
No. of Units	66,140	79,975	90,011	115,258	149,466	77,447	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.326	14.601	10.787	22.173	18.776	15.367	12.500	—	—	—
Value at End of Year	13.503	16.326	14.601	10.787	22.173	18.776	15.367	—	—	—
No. of Units	3,251	3,334	4,323	5,479	6,285	4,574	465	—	—	—

International Small Cap Trust (merged into International Small Company Trust eff 11-16-09) - Series I Shares (units first credited 3-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	28.477	26.223	20.819	19.174	16.062	10.512	12.802
Value at End of Year	—	—	—	13.202	28.477	26.223	20.819	19.174	16.062	10.512
Ven 22, 20 No. of Units	—	—	—	1,497,843	2,136,007	2,858,335	3,212,329	3,854,614	4,119,428	4,431,773
Ven 24 No. of Units	—	—	—	49,100	57,621	81,042	91,399	108,039	124,815	121,855

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	19.106	17.630	14.025	12.942	10.863	7.124	8.693
Value at End of Year	—	—	—	8.840	19.106	17.630	14.025	12.942	10.863	7.124
No. of Units	—	—	—	2,943	6,938	7,759	15,170	14,126	11,664	27,216

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	14.790	13.668	10.889	10.064	8.460	5.556	6.790
Value at End of Year	—	—	—	6.833	14.790	13.668	10.889	10.064	8.460	5.556
No. of Units	—	—	—	93,453	104,717	111,456	70,975	78,817	57,627	73,516

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	28.477	26.223	20.819	19.174	16.062	10.512	12.802
Value at End of Year	—	—	—	13.202	28.477	26.223	20.819	19.174	16.062	10.512
Ven 7, 8 No. of Units	—	—	—	327,609	436,893	516,998	592,177	720,523	901,956	971,225
Ven 9 No. of Units	—	—	—	107,439	133,966	159,245	183,867	250,280	279,919	327,294

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	28.477	26.223	20.819	19.174	16.062	10.512	12.802
Value at End of Year	—	—	—	13.202	28.477	26.223	20.819	19.174	16.062	10.512
No. of Units	—	—	—	38,337	45,577	49,338	50,069	50,847	44,025	52,555

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
International Small Cap Trust (merged into International Small Company Trust eff 11-16-09) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.788	13.613	12.500	—	—	—	—
Value at End of Year	—	—	—	6.855	14.788	13.613	—	—	—	—
Venture No. of Units	—	—	—	159,852	159,794	43,409	—	—	—	—
NY Venture No. of Units	—	—	—	15,214	13,986	5,907	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	26.556	24.507	19.483	17.982	15.087	9.888	12.500
Value at End of Year	—	—	—	12.279	26.556	24.507	19.483	17.982	15.087	9.888
Ven 22, 20 No. of Units	—	—	—	428,668	580,920	542,985	497,180	402,232	260,105	58,684
Ven 24 No. of Units	—	—	—	80,472	91,104	98,226	84,945	81,455	54,188	4,073

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	26.258	24.281	19.342	17.887	15.038	9.876	12.500
Value at End of Year	—	—	—	12.117	26.258	24.281	19.342	17.887	15.038	9.876
No. of Units	—	—	—	19,284	34,389	34,730	29,986	26,711	10,062	22

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	14.702	13.581	12.500	—	—	—	—
Value at End of Year	—	—	—	6.791	14.702	13.581	—	—	—	—
No. of Units	—	—	—	18,373	23,398	5,175	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	26.037	24.113	19.237	17.817	15.001	9.866	12.500
Value at End of Year	—	—	—	11.996	26.037	24.113	19.237	17.817	15.001	9.866
No. of Units	—	—	—	42,613	79,070	74,766	64,292	56,129	31,044	4,421

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	14.739	13.594	12.500	—	—	—	—
Value at End of Year	—	—	—	6.818	14.739	13.594	—	—	—	—
Venture No. of Units	—	—	—	77,730	64,818	15,028	—	—	—	—
NY Venture No. of Units	—	—	—	772	791	431	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	—	26.111	24.169	12.500	—	—	—	—
Value at End of Year	—	—	—	12.036	26.111	24.169	—	—	—	—
NY Venture No. of Units	—	—	—	629	5,537	720	—	—	—	—

International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.840	12.265	12.500	—	—	—	—	—	—	—
Value at End of Year	12.259	14.840	12.265	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	1,376,046	928,085	2,103,650	—	—	—	—	—	—	—
Ven 24 No. of Units	42,035	57,635	73,651	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	14.807	12.261	12.500	—	—	—	—	—	—	—
Value at End of Year	12.207	14.807	12.261	—	—	—	—	—	—	—
No. of Units	735	1,962	2,613	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.781	12.259	12.500	—	—	—	—	—	—	—
Value at End of Year	12.168	14.781	12.259	—	—	—	—	—	—	—
No. of Units	12,479	17,077	47,105	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	14.840	12.265	12.500	—	—	—	—	—	—	—
Value at End of Year	12.259	14.840	12.265	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	290,625	389,816	457,219	—	—	—	—	—	—	—
Ven 9 No. of Units	97,396	122,090	142,537	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	14.840	12.265	12.500	—	—	—	—	—	—	—
Value at End of Year	12.259	14.840	12.265	—	—	—	—	—	—	—
No. of Units	47,240	48,410	64,178	—	—	—	—	—	—	—

International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	14.852	12.269	12.500	—	—	—	—	—	—	—
Value at End of Year	12.271	14.852	12.269	—	—	—	—	—	—	—
Venture 2006 No. of Units	115,912	131,970	136,230	—	—	—	—	—	—	—
Venture 2006 No. of Units	12,495	18,485	19,060	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.810	12.265	12.500	—	—	—	—	—	—	—
Value at End of Year	12.206	14.810	12.265	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	483,442	554,003	544,649	—	—	—	—	—	—	—
Ven 24 No. of Units	114,368	131,209	151,836	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	14.777	12.261	12.500	—	—	—	—	—	—	—
Value at End of Year	12.154	14.777	12.261	—	—	—	—	—	—	—
No. of Units	19,452	25,261	27,769	—	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	14.793	12.263	12.500	—	—	—	—	—	—	—
Value at End of Year	12.180	14.793	12.263	—	—	—	—	—	—	—
No. of Units	12,255	15,045	16,113	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.752	12.259	12.500	—	—	—	—	—	—	—
Value at End of Year	12.115	14.752	12.259	—	—	—	—	—	—	—
No. of Units	68,021	82,101	89,878	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.818	12.266	12.500	—	—	—	—	—	—	—
Value at End of Year	12.219	14.818	12.266	—	—	—	—	—	—	—
Venture 2006 No. of Units	71,499	71,157	76,250	—	—	—	—	—	—	—
Venture 2006 No. of Units	1,196	1,125	1,005	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	14.760	12.260	12.500	—	—	—	—	—	—	—
Value at End of Year	12.128	14.760	12.260	—	—	—	—	—	—	—
Venture 2006 No. of Units	3,363	1,998	2,571	—	—	—	—	—	—	—

International Value Trust - Series I Shares (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.406	14.468	10.806	21.974	17.700	15.922	14.606	12.187	8.531	10.530
Value at End of Year	13.239	15.406	14.468	10.806	21.974	17.700	15.922	14.606	12.187	8.531
Ven 22, 20 No. of Units	2,915,359	3,469,348	3,946,113	4,906,325	6,793,308	9,460,500	11,443,905	6,019,390	5,660,590	4,976,529
Ven 24 No. of Units	82,705	103,306	108,349	128,835	173,479	253,166	277,116	152,159	141,215	134,249

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.378	17.293	12.943	22.940	21.284	16.689	15.340	12.825	8.996	11.126
Value at End of Year	15.762	18.378	17.293	12.943	22.940	21.284	16.689	15.340	12.825	8.996
No. of Units	16,844	24,696	27,104	33,165	43,824	51,475	52,740	39,528	40,172	31,634

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.109	16.123	12.085	21.452	19.934	15.653	14.410	12.066	8.476	10.498
Value at End of Year	14.652	17.109	16.123	12.085	21.452	19.934	15.653	14.410	12.066	8.476
No. of Units	79,074	98,522	146,613	199,797	233,542	248,095	249,794	179,529	160,669	169,982

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.710	16.632	12.422	21.974	20.347	15.922	14.606	12.187	8.531	10.530
Value at End of Year	15.219	17.710	16.632	12.422	21.974	20.347	15.922	14.606	12.187	8.531
Ven 7, 8 No. of Units	628,728	721,606	799,842	1,016,555	1,312,662	1,649,747	1,942,571	818,877	777,825	641,815
Ven 9 No. of Units	180,182	217,338	240,359	291,799	365,047	433,872	502,090	90,708	86,610	51,807

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.710	16.632	12.422	21.974	20.347	15.922	14.606	12.187	8.531	10.530
Value at End of Year	15.219	17.710	16.632	12.422	21.974	20.347	15.922	14.606	12.187	8.531
No. of Units	50,329	59,298	69,152	110,968	101,488	128,372	128,242	65,351	53,822	42,061

International Value Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.333	11.577	8.637	15.278	14.133	12.500	—	—	—	—
Value at End of Year	10.609	12.333	11.577	8.637	15.278	14.133	—	—	—	—
Venture No. of Units	286,300	310,213	303,970	275,988	233,718	90,118	—	—	—	—
NY Venture No. of Units	21,755	19,347	18,932	24,190	28,395	11,494	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.011	18.831	14.084	24.976	23.162	18.169	16.703	13.956	9.793	12.500
Value at End of Year	17.170	20.011	18.831	14.084	24.976	23.162	18.169	16.703	13.956	9.793
Ven 22, 20 No. of Units	1,165,501	1,324,945	1,496,105	1,725,062	1,943,475	2,167,099	2,256,168	1,700,324	1,148,752	327,703
Ven 24 No. of Units	219,005	257,472	305,445	349,560	400,334	409,176	405,505	307,005	208,885	56,165

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	19.668	18.545	13.898	24.696	22.949	18.038	16.615	13.910	9.780	12.500
Value at End of Year	16.842	19.668	18.545	13.898	24.696	22.949	18.038	16.615	13.910	9.780
No. of Units	59,426	62,784	70,376	83,953	86,866	85,508	95,980	82,027	57,785	15,357

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.133	11.429	8.557	15.189	14.100	12.500	—	—	—	—
Value at End of Year	10.400	12.133	11.429	8.557	15.189	14.100	—	—	—	—
No. of Units	13,958	16,754	21,898	17,965	16,482	10,629	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.415	18.333	13.760	24.488	22.790	17.940	16.549	13.876	9.771	12.500
Value at End of Year	16.600	19.415	18.333	13.760	24.488	22.790	17.940	16.549	13.876	9.771
No. of Units	111,312	135,565	148,742	175,757	218,756	238,496	224,574	165,748	122,136	40,129

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.219	11.492	8.591	15.227	14.115	12.500	—	—	—	—
Value at End of Year	10.489	12.219	11.492	8.591	15.227	14.115	—	—	—	—
Venture No. of Units	202,529	209,090	211,435	196,864	139,267	50,840	—	—	—	—
NY Venture No. of Units	11,392	10,997	10,974	8,857	6,644	2,094	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	19.499	18.404	13.806	24.557	22.843	12.500	—	—	—	—
Value at End of Year	16.680	19.499	18.404	13.806	24.557	22.843	—	—	—	—
NY Venture No. of Units	1,474	1,414	5,332	5,651	6,226	126	—	—	—	—

Investment Quality Bond Trust - Series I Shares (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	31.671	29.890	26.955	27.802	26.548	25.994	25.776	24.941	23.567	21.739
Value at End of Year	33.753	31.671	29.890	26.955	27.802	26.548	25.994	25.776	24.941	23.567
Ven 22, 20 No. of Units	862,501	973,795	1,121,075	1,337,847	1,786,176	2,114,929	2,785,575	3,452,167	4,487,132	5,802,487
Ven 24 No. of Units	28,645	35,088	40,836	44,237	57,008	79,663	89,022	117,518	146,542	183,549

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.741	17.722	16.014	16.550	15.836	15.536	15.437	14.966	14.170	13.097
Value at End of Year	19.933	18.741	17.722	16.014	16.550	15.836	15.536	15.437	14.966	14.170
No. of Units	14,147	16,196	14,894	11,522	16,691	15,774	26,357	41,819	50,093	73,888

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.435	18.406	16.658	17.241	16.521	16.233	16.154	15.685	14.873	13.767
Value at End of Year	20.641	19.435	18.406	16.658	17.241	16.521	16.233	16.154	15.685	14.873
No. of Units	78,035	110,753	141,189	188,013	240,726	285,181	321,428	370,957	413,892	520,989

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	31.671	29.890	26.955	27.802	26.548	25.994	25.776	24.941	23.567	21.739
Value at End of Year	33.753	31.671	29.890	26.955	27.802	26.548	25.994	25.776	24.941	23.567
Ven 7, 8 No. of Units	331,296	381,690	453,161	541,835	638,311	796,154	957,925	1,156,201	1,459,392	1,930,284
Ven 9 No. of Units	78,698	91,340	97,130	105,670	133,556	153,274	212,135	281,891	347,276	448,420

Ven 3 Contracts with no Optional Riders
Value at Start of Year	31.671	29.890	26.955	27.802	26.548	25.994	25.776	24.941	23.567	21.739
Value at End of Year	33.753	31.671	29.890	26.955	27.802	26.548	25.994	25.776	24.941	23.567
No. of Units	55,363	59,794	73,775	90,857	105,657	114,695	131,695	149,223	192,791	238,667

Ven 1 Contracts with no Optional Riders
Value at Start of Year	37.123	34.997	31.527	32.482	30.983	30.304	30.017	29.013	27.385	25.234
Value at End of Year	39.606	37.123	34.997	31.527	32.482	30.983	30.304	30.017	29.013	27.385
No. of Units	401	402	403	404	461	572	573	1,301	1,304	1,421

Investment Quality Bond Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	15.566	14.675	13.231	13.633	13.020	12.500	—	—	—	—
Value at End of Year	16.598	15.566	14.675	13.231	13.633	13.020	—	—	—	—
Venture No. of Units	734,144	801,025	813,273	721,090	1,085,665	617,566	—	—	—	—
NY Venture No. of Units	63,065	71,289	69,574	61,744	84,008	38,310	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.688	16.717	15.110	15.607	14.944	14.661	14.572	14.122	13.354	12.500
Value at End of Year	18.813	17.688	16.717	15.110	15.607	14.944	14.661	14.572	14.122	13.354
Ven 22, 20 No. of Units	826,227	989,848	1,078,088	1,007,095	1,368,134	1,534,794	1,084,887	576,334	550,260	210,622
Ven 24 No. of Units	274,900	318,617	328,347	317,066	427,661	434,318	265,303	133,222	125,177	36,633

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.385	16.464	14.910	15.432	14.806	14.555	14.495	14.075	13.337	12.500
Value at End of Year	18.454	17.385	16.464	14.910	15.432	14.806	14.555	14.495	14.075	13.337
No. of Units	30,389	32,491	48,137	46,635	59,114	65,616	70,620	45,212	42,161	18,928

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	15.314	14.488	13.108	13.553	12.990	12.500	—	—	—	—
Value at End of Year	16.272	15.314	14.488	13.108	13.553	12.990	—	—	—	—
No. of Units	43,361	46,691	47,465	49,266	60,509	22,535	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.161	16.276	14.762	15.302	14.703	14.476	14.438	14.041	13.324	12.500
Value at End of Year	18.189	17.161	16.276	14.762	15.302	14.703	14.476	14.438	14.041	13.324
No. of Units	176,664	200,685	219,090	231,373	295,179	325,099	310,169	233,080	224,879	127,399

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	15.422	14.568	13.161	13.587	13.003	12.500	—	—	—	—
Value at End of Year	16.411	15.422	14.568	13.161	13.587	13.003	—	—	—	—
Venture No. of Units	182,861	188,181	100,986	144,165	212,072	123,066	—	—	—	—
NY Venture No. of Units	33,210	40,704	40,059	42,408	78,352	43,220	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	17.235	16.338	14.811	15.345	14.737	12.500	—	—	—	—
Value at End of Year	18.277	17.235	16.338	14.811	15.345	14.737	—	—	—	—
NY Venture No. of Units	11,021	13,319	12,283	11,006	12,648	8,702	—	—	—	—

Large Cap Growth Trust (merged into Capital Appreciation Trust eff 4-28-06) - Series I Shares (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	19.205	18.344	14.843	19.507
Value at End of Year	—	—	—	—	—	—	18.985	19.205	18.344	14.843
Ven 22, 20 No. of Units	—	—	—	—	—	—	5,602,668	6,725,916	8,049,137	8,962,891
Ven 24 No. of Units	—	—	—	—	—	—	212,418	246,444	273,377	296,436

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	9.714	9.297	7.538	9.926
Value at End of Year	—	—	—	—	—	—	9.583	9.714	9.297	7.538
No. of Units	—	—	—	—	—	—	79,770	91,939	125,976	114,988

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	8.595	8.238	6.689	8.822
Value at End of Year	—	—	—	—	—	—	8.467	8.595	8.238	6.689
No. of Units	—	—	—	—	—	—	593,756	701,323	774,794	886,369

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	19.205	18.344	14.843	19.507
Value at End of Year	—	—	—	—	—	—	18.985	19.205	18.344	14.843
Ven 7, 8 No. of Units	—	—	—	—	—	—	1,642,127	2,047,410	2,384,923	2,877,204
Ven 9 No. of Units	—	—	—	—	—	—	311,513	379,886	427,513	483,114

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	19.205	18.344	14.843	19.507
Value at End of Year	—	—	—	—	—	—	18.985	19.205	18.344	14.843
No. of Units	—	—	—	—	—	—	571,352	629,764	717,918	804,704

Large Cap Growth Trust (merged into Capital Appreciation Trust eff 4-28-06) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.055	12.490	10.113	12.500
Value at End of Year	—	—	—	—	—	—	12.871	13.055	12.490	10.113
Ven 22, 20 No. of Units	—	—	—	—	—	—	1,184,972	1,276,080	1,121,818	439,093
Ven 24 No. of Units	—	—	—	—	—	—	322,512	315,848	233,752	48,413

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	12.986	12.449	10.101	12.500
Value at End of Year	—	—	—	—	—	—	12.778	12.986	12.449	10.101
No. of Units	—	—	—	—	—	—	103,359	110,669	80,813	12,822

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	12.935	12.419	10.091	12.500
Value at End of Year	—	—	—	—	—	—	12.708	12.935	12.419	10.091
No. of Units	—	—	—	—	—	—	214,438	236,349	165,759	54,024

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	13.055	—	—	—
Value at End of Year	—	—	—	—	—	—	12.871	—	—	—
Ven 9 No. of Units	—	—	—	—	—	—	543	—	—	—

Large Cap Trust (merged into U.S. Equity Trust eff 4-27-12) - Series I Shares (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	26.085	23.256	18.024	30.224	24.552	21.508	—	—	—	—
Value at End of Year	12.937	26.085	23.256	18.024	30.224	24.552	—	—	—	—
Ven 22, 20 No. of Units	3,568,833	11	3	3	3	—	—	—	—	—
Ven 24 No. of Units	61,533	—	—	—	—	216	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	13.244	—	—	—	—	—	—	—	—	—
Value at End of Year	12.766	—	—	—	—	—	—	—	—	—
No. of Units	16,995	—	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.132	—	—	—	—	—	—	—	—	—
Value at End of Year	12.639	—	—	—	—	—	—	—	—	—
No. of Units	67,105	—	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	26.085	23.256	18.024	30.224	12.500	—	—	—	—	—
Value at End of Year	12.937	26.085	23.256	18.024	30.224	—	—	—	—	—
Ven 7, 8 No. of Units	2,814,693	—	527	527	527	—	—	—	—	—
Ven 9 No. of Units	600,173	—	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	26.085	23.256	18.024	30.224	12.500	—	—	—	—	—
Value at End of Year	12.937	26.085	23.256	18.024	30.224	—	—	—	—	—
No. of Units	270,852	—	—	—	—	—	—	—	—	—

Ven 1 Contracts with no Optional Riders
Value at Start of Year	43.502	—	—	—	—	—	—	—	—	—
Value at End of Year	42.060	—	—	—	—	—	—	—	—	—
No. of Units	4,261	—	—	—	—	—	—	—	—	—

Large Cap Trust (merged into U.S. Equity Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.295	11.874	9.224	15.506	15.529	13.794	12.500	—	—	—
Value at End of Year	12.812	13.295	11.874	9.224	15.506	15.529	13.794	—	—	—
Ven 22, 20 No. of Units	170,487	4,342,558	4,954,936	5,856,563	7,360,700	28,452	17,162	—	—	—
Ven 24 No. of Units	59,425	129,936	142,335	159,412	195,851	6,055	3,557	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	13.145	11.763	9.156	15.424	15.477	13.776	12.500	—	—	—
Value at End of Year	12.643	13.145	11.763	9.156	15.424	15.477	13.776	—	—	—
No. of Units	3,774	30,762	37,050	55,645	78,245	1,606	288	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.033	11.681	9.106	15.362	15.439	13.762	12.500	—	—	—
Value at End of Year	12.517	13.033	11.681	9.106	15.362	15.439	13.762	—	—	—
No. of Units	14,218	92,047	105,560	130,675	158,670	620	1,122	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.295	11.874	9.224	15.506	15.529	13.794	12.500	—	—	—
Value at End of Year	12.812	13.295	11.874	9.224	15.506	15.529	13.794	—	—	—
Ven 9 No. of Units	375	700,960	760,538	891,743	1,081,784	2,806	2,476	—	—	—
No. of Units	2,813	3,314,385	3,800,120	4,395,256	5,299,906	10,748	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	11.942	9.256	15.521	15.529	12.500	—	—	—	—
Value at End of Year	—	13.395	11.942	9.256	15.521	15.529	—	—	—	—
No. of Units	—	300,894	358,980	423,122	485,477	139	—	—	—	—

Ven 1 Contracts with no Optional Riders
Value at Start of Year	—	38.742	29.994	50.240	12.500	—	—	—	—	—
Value at End of Year	—	43.502	38.742	29.994	50.240	—	—	—	—	—
No. of Units	—	4,264	4,267	4,274	4,457	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Large Cap Value Trust (merged into Equity-Income Trust eff 5-02-11) - Series II Shares (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	17.315	8.039	25.221	24.552	21.508	18.923	15.790	12.500	—
Value at End of Year	—	18.732	17.315	8.039	25.221	24.552	21.508	18.923	15.790	—
Ven 22, 20 No. of Units	—	—	824,602	989,625	1,377,476	1,870,331	1,512,222	679,722	33,490	—
Ven 24 No. of Units	—	136,477	153,357	167,388	163,999	191,673	77,550	45,745	9,403	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	17.086	15.732	24.987	24.373	21.395	18.860	15.769	12.500	—
Value at End of Year	—	18.447	17.086	15.732	24.987	24.373	21.395	18.860	15.769	—
No. of Units	—	75,450	89,823	89,612	90,650	92,517	60,017	16,459	4,491	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	16.916	15.599	24.813	24.240	21.309	18.813	15.754	12.500	—
Value at End of Year	—	18.236	16.916	15.599	24.813	24.240	21.309	18.813	15.754	—
No. of Units	—	91,085	107,698	119,497	135,983	160,087	70,417	42,355	2,045	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	17.425	15.972	25.273	24.556	21.508	18.923	15.790	12.500	—
Value at End of Year	—	18.887	17.425	15.972	25.273	24.556	21.508	18.923	15.790	—
Ven 9 No. of Units	—	11,090	11,935	17,563	23,086	28,204	25,315	15,322	2,099	—
No. of Units	—	80,786	64,176	91,415	110,571	156,386	148,352	61,434	15,448	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	17.425	15.972	25.273	24.556	21.508	18.923	15.790	12.500	—
Value at End of Year	—	18.887	17.425	15.972	25.273	24.556	21.508	18.923	15.790	—
No. of Units	—	8,632	8,701	11,107	15,126	21,795	13,006	12,649	885	—

Lifestyle Aggressive Trust (formerly Lifestyle Aggressive 1000 Trust) - Series I Shares (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.690	15.406	11.519	20.139	18.815	16.525	15.146	13.235	9.948	12.724
Value at End of Year	16.310	17.690	15.406	11.519	20.139	18.815	16.525	15.146	13.235	9.948
Ven 22, 20 No. of Units	3,193,612	3,592,435	3,664,387	3,859,365	5,083,833	6,539,711	6,208,180	5,847,817	4,847,924	4,202,222
Ven 24 No. of Units	21,176	24,877	29,200	34,660	46,002	51,225	58,580	76,348	57,594	91,656

Ven 22, 20 Contracts with GEM
Value at Start of Year	14.152	12.349	9.252	16.208	15.173	13.353	12.263	10.737	8.087	10.364
Value at End of Year	13.022	14.152	12.349	9.252	16.208	15.173	13.353	12.263	10.737	8.087
No. of Units	11,758	11,766	15,760	15,886	58,640	67,084	61,773	60,393	31,171	25,861

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.567	11.856	8.896	15.608	14.634	12.897	11.862	10.402	7.846	10.070
Value at End of Year	12.465	13.567	11.856	8.896	15.608	14.634	12.897	11.862	10.402	7.846
No. of Units	70,826	74,535	101,992	115,399	131,410	148,293	197,980	198,807	201,029	186,267

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.690	15.406	11.519	20.139	18.815	16.525	15.146	13.235	9.948	12.724
Value at End of Year	16.310	17.690	15.406	11.519	20.139	18.815	16.525	15.146	13.235	9.948
Ven 7, 8 No. of Units	128,345	158,027	213,331	252,605	314,795	331,050	442,106	435,328	317,546	288,857
Ven 9 No. of Units	51,807	55,172	78,703	84,659	84,643	101,498	104,003	145,634	158,740	167,352

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.690	15.406	11.519	20.139	18.815	16.525	15.146	13.235	9.948	12.724
Value at End of Year	16.310	17.690	15.406	11.519	20.139	18.815	16.525	15.146	13.235	9.948
No. of Units	33,685	39,146	41,327	72,132	71,909	70,558	69,074	97,161	95,328	35,542

Lifestyle Aggressive Trust (formerly Lifestyle Aggressive 1000 Trust) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.312	10.725	8.009	14.005	13.069	12.500	—	—	—	—
Value at End of Year	11.354	12.312	10.725	8.009	14.005	13.069	—	—	—	—
Venture No. of Units	924,911	975,575	1,070,837	944,218	947,159	200,511	—	—	—	—
NY Venture No. of Units	79,890	93,896	95,953	92,465	55,918	15,688	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.615	15.383	11.516	20.189	18.887	16.627	15.262	13.336	10.025	12.500
Value at End of Year	16.204	17.615	15.383	11.516	20.189	18.887	16.627	15.262	13.336	10.025
Ven 22, 20 No. of Units	2,604,540	2,943,610	3,163,922	3,345,931	3,686,542	4,110,618	4,021,218	3,831,855	2,291,567	284,449
Ven 24 No. of Units	1,076,846	1,185,123	1,385,226	1,299,115	1,349,926	1,511,892	1,639,027	1,526,685	1,018,451	65,066

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.314	15.150	11.364	19.962	18.713	16.506	15.182	13.293	10.012	12.500
Value at End of Year	15.894	17.314	15.150	11.364	19.962	18.713	16.506	15.182	13.293	10.012
No. of Units	184,803	213,118	261,146	224,833	308,732	360,601	338,905	318,761	211,457	10,539

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.112	10.588	7.934	13.923	13.039	12.500	—	—	—	—
Value at End of Year	11.130	12.112	10.588	7.934	13.923	13.039	—	—	—	—
No. of Units	18,625	23,894	27,688	28,169	33,983	5,595	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.091	14.977	11.251	19.794	18.583	16.417	15.122	13.260	10.002	12.500
Value at End of Year	15.666	17.091	14.977	11.251	19.794	18.583	16.417	15.122	13.260	10.002
No. of Units	53,198	92,647	98,751	118,375	133,518	120,648	120,610	82,224	66,101	20,954

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.197	10.646	7.966	13.958	13.052	12.500	—	—	—	—
Value at End of Year	11.226	12.197	10.646	7.966	13.958	13.052	—	—	—	—
Venture No. of Units	297,182	321,075	369,304	410,073	249,571	85,590	—	—	—	—
NY Venture No. of Units	12,099	36,705	37,793	34,749	21,684	13,287	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	17.165	15.034	11.289	19.850	18.626	12.500	—	—	—	—
Value at End of Year	15.742	17.165	15.034	11.289	19.850	18.626	—	—	—	—
NY Venture No. of Units	4,432	4,433	4,433	4,350	8,165	464	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	18.887	—	—	—	—
No. of Units	—	—	—	—	—	71	—	—	—	—

Lifestyle Balanced Trust (formerly Lifestyle Balanced 640 Trust) - Series I Shares (units first credited 1-07-1997)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.570	12.284	9.504	13.994	13.294	12.500	—	—	—	—
Value at End of Year	13.499	13.570	12.284	9.504	13.994	13.294	—	—	—	—
Venture No. of Units	2,395	2,397	2,400	2,403	2,405	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	22.200	20.146	15.625	23.065	21.970	19.763	18.750	16.754	13.705	15.434
Value at End of Year	22.028	22.200	20.146	15.625	23.065	21.970	19.763	18.750	16.754	13.705
Ven 22, 20 No. of Units	7,999,801	9,146,042	8,996,562	12,211,851	16,511,907	18,920,230	18,895,706	17,002,951	15,923,163	14,912,277
Ven 24 No. of Units	230,315	257,914	324,675	324,324	399,663	530,468	554,914	523,625	373,171	358,325

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.267	14.792	11.495	17.003	16.229	14.627	13.905	12.450	10.204	11.515
Value at End of Year	16.109	16.267	14.792	11.495	17.003	16.229	14.627	13.905	12.450	10.204
No. of Units	225,950	260,321	332,402	421,325	413,398	417,541	415,147	414,119	366,087	284,306

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.112	14.673	11.420	16.917	16.171	14.597	13.897	12.462	10.229	11.560
Value at End of Year	15.932	16.112	14.673	11.420	16.917	16.171	14.597	13.897	12.462	10.229
No. of Units	520,768	602,540	835,171	989,771	1,398,072	1,576,696	1,725,545	1,782,311	1,654,898	1,326,802

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	22.200	20.146	15.625	23.065	21.970	19.763	18.750	16.754	13.705	15.434
Value at End of Year	22.028	22.200	20.146	15.625	23.065	21.970	19.763	18.750	16.754	13.705
Ven 7, 8 No. of Units	1,099,514	1,200,744	1,388,477	1,573,366	1,912,280	2,003,185	1,776,372	1,431,606	1,085,084	898,596
Ven 9 No. of Units	327,148	374,677	440,846	466,314	559,535	760,335	909,245	1,057,519	1,192,955	1,118,763

Ven 3 Contracts with no Optional Riders
Value at Start of Year	22.200	20.146	15.625	23.065	21.970	19.763	18.750	16.754	13.705	15.434
Value at End of Year	22.028	22.200	20.146	15.625	23.065	21.970	19.763	18.750	16.754	13.705
No. of Units	112,391	122,115	134,955	116,867	101,522	101,377	77,229	34,129	30,375	25,497

Lifestyle Balanced Trust (formerly Lifestyle Balanced 640 Trust) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.437	12.192	9.452	13.949	13.279	12.500	—	—	—	—
Value at End of Year	13.340	13.437	12.192	9.452	13.949	13.279	—	—	—	—
Venture No. of Units	142,821,763	142,570,412	129,428,869	84,436,668	50,537,617	18,261,108	—	—	—	—
NY Venture No. of Units	11,432,803	11,376,960	10,279,016	7,407,202	4,545,842	1,465,042	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.174	16.531	12.848	19.007	18.140	16.351	15.524	13.882	11.355	12.500
Value at End of Year	17.997	18.174	16.531	12.848	19.007	18.140	16.351	15.524	13.882	11.355
Ven 22, 20 No. of Units	41,573,893	46,822,948	50,075,984	51,151,683	57,803,647	59,035,877	47,067,798	21,274,356	8,795,621	1,673,543
Ven 24 No. of Units	6,622,747	7,186,213	7,613,948	8,112,804	8,827,687	9,095,173	6,789,022	3,138,217	1,464,815	168,815

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.862	16.280	12.679	18.794	17.973	16.232	15.442	13.837	11.341	12.500
Value at End of Year	17.653	17.862	16.280	12.679	18.794	17.973	16.232	15.442	13.837	11.341
No. of Units	1,605,274	1,772,005	1,850,738	1,942,253	2,213,147	2,208,260	1,906,077	929,231	645,649	125,938

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.219	12.037	9.364	13.867	13.248	12.500	—	—	—	—
Value at End of Year	13.078	13.219	12.037	9.364	13.867	13.248	—	—	—	—
No. of Units	1,932,584	2,173,012	2,260,135	2,322,960	2,334,558	933,271	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.632	16.095	12.553	18.636	17.849	16.144	15.381	13.803	11.330	12.500
Value at End of Year	17.400	17.632	16.095	12.553	18.636	17.849	16.144	15.381	13.803	11.330
No. of Units	4,249,217	4,827,020	5,375,119	5,772,309	6,640,567	7,069,603	5,596,897	2,818,382	1,308,590	486,764

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.312	12.103	9.402	13.902	13.261	12.500	—	—	—	—
Value at End of Year	13.189	13.312	12.103	9.402	13.902	13.261	—	—	—	—
Venture No. of Units	49,606,606	50,789,284	45,959,486	29,484,687	18,123,171	6,682,623	—	—	—	—
NY Venture No. of Units	6,965,765	7,305,956	6,604,644	4,091,410	2,388,264	805,122	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	17.709	16.156	12.595	18.688	17.890	12.500	—	—	—	—
Value at End of Year	17.484	17.709	16.156	12.595	18.688	17.890	—	—	—	—
NY Venture No. of Units	824,669	873,126	969,705	995,789	985,448	279,112	—	—	—	—

Lifestyle Conservative Trust (formerly Lifestyle Conservative 280 Trust) - Series I Shares (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	23.900	22.211	18.506	22.228	21.392	20.005	19.718	18.416	16.741	16.690
Value at End of Year	24.565	23.900	22.211	18.506	22.228	21.392	20.005	19.718	18.416	16.741
Ven 22, 20 No. of Units	2,282,780	2,817,352	3,116,430	2,935,761	2,582,973	2,667,475	2,881,025	2,936,135	2,973,039	3,330,615
Ven 24 No. of Units	74,281	84,518	88,036	129,290	77,210	89,914	93,701	82,793	125,378	140,178

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.732	16.512	13.785	16.591	15.999	14.992	14.806	13.856	12.621	12.607
Value at End of Year	18.189	17.732	16.512	13.785	16.591	15.999	14.992	14.806	13.856	12.621
No. of Units	52,916	73,501	65,402	63,949	65,719	80,337	81,992	88,483	87,156	62,973

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.173	16.948	14.170	17.080	16.496	15.481	15.312	14.351	13.091	13.097
Value at End of Year	18.614	18.173	16.948	14.170	17.080	16.496	15.481	15.312	14.351	13.091
No. of Units	265,062	332,837	393,551	487,378	489,170	581,639	608,786	596,827	745,796	908,673

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	23.900	22.211	18.506	22.228	21.392	20.005	19.718	18.416	16.741	16.690
Value at End of Year	24.565	23.900	22.211	18.506	22.228	21.392	20.005	19.718	18.416	16.741
Ven 7, 8 No. of Units	421,398	327,282	331,334	296,174	243,958	228,391	271,508	302,657	257,081	297,513
Ven 9 No. of Units	109,206	117,036	122,936	128,619	190,690	176,780	189,845	226,599	241,888	282,985

Ven 3 Contracts with no Optional Riders
Value at Start of Year	23.900	22.211	18.506	22.228	21.392	20.005	19.718	18.416	16.741	16.690
Value at End of Year	24.565	23.900	22.211	18.506	22.228	21.392	20.005	19.718	18.416	16.741
No. of Units	89,164	19,841	12,369	26,004	26,668	30,007	29,998	11,501	12,824	5,847

Lifestyle Conservative Trust (formerly Lifestyle Conservative 280 Trust) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	14.764	13.718	11.427	13.708	13.185	12.500	—	—	—	—
Value at End of Year	15.185	14.764	13.718	11.427	13.708	13.185	—	—	—	—
Venture No. of Units	30,050,733	28,839,157	22,518,295	10,701,990	2,522,542	645,246	—	—	—	—
NY Venture No. of Units	2,599,415	2,334,379	1,699,009	722,380	200,537	41,530	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.622	16.415	13.708	16.486	15.897	14.909	14.706	13.744	12.495	12.500
Value at End of Year	18.081	17.622	16.415	13.708	16.486	15.897	14.909	14.706	13.744	12.495
Ven 22, 20 No. of Units	8,215,771	9,103,201	9,132,208	7,609,031	4,869,156	4,102,455	3,927,264	2,481,748	1,186,682	231,425
Ven 24 No. of Units	1,287,092	1,291,534	1,308,220	374,130	801,710	682,964	675,807	437,942	248,031	54,752

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.321	16.166	13.527	16.301	15.750	14.801	14.628	13.699	12.479	12.500
Value at End of Year	17.735	17.321	16.166	13.527	16.301	15.750	14.801	14.628	13.699	12.479
No. of Units	299,644	276,980	278,131	303,802	256,040	277,404	297,849	209,014	131,019	58,509

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	14.524	13.543	11.321	13.628	13.155	12.500	—	—	—	—
Value at End of Year	14.887	14.524	13.543	11.321	13.628	13.155	—	—	—	—
No. of Units	424,069	400,773	410,183	373,335	345,423	105,570	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.098	15.982	13.393	16.163	15.641	14.720	14.571	13.666	12.467	12.500
Value at End of Year	17.481	17.098	15.982	13.393	16.163	15.641	14.720	14.571	13.666	12.467
No. of Units	1,307,943	1,541,057	1,838,048	1,706,007	1,810,763	1,841,864	1,660,515	1,274,739	876,165	237,071

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.626	13.618	11.366	13.662	13.168	12.500	—	—	—	—
Value at End of Year	15.014	14.626	13.618	11.366	13.662	13.168	—	—	—	—
Venture No. of Units	11,530,792	11,080,103	9,831,620	3,758,809	1,029,390	219,305	—	—	—	—
NY Venture No. of Units	1,466,790	1,484,644	1,272,899	533,748	98,894	21,842	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	17.172	16.043	13.437	16.209	15.677	12.500	—	—	—	—
Value at End of Year	17.565	17.172	16.043	13.437	16.209	15.677	—	—	—	—
NY Venture No. of Units	243,057	223,982	199,536	190,101	133,568	9,946	—	—	—	—

Lifestyle Growth Trust (formerly Lifestyle Growth 820 Trust) - Series I Shares (units first credited 1-07-1997)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.909	11.554	8.769	13.992	13.162	—	—	—	—	—
Value at End of Year	12.557	12.909	11.554	8.769	13.992	—	—	—	—	—
Venture No. of Units	2,540	2,562	2,585	2,617	2,636	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.218	18.142	13.802	22.079	20.825	18.606	17.363	15.367	12.029	14.496
Value at End of Year	19.618	20.218	18.142	13.802	22.079	20.825	18.606	17.363	15.367	12.029
Ven 22, 20 No. of Units	8,826,861	10,033,976	11,644,251	13,759,324	17,064,368	20,748,233	20,295,083	18,539,843	17,718,205	16,206,028
Ven 24 No. of Units	148,288	160,877	174,846	211,112	329,168	373,285	336,706	359,928	323,804	332,652

Ven 22, 20 Contracts with GEM
Value at Start of Year	14.984	13.472	10.270	16.461	15.558	13.928	13.024	11.549	9.059	10.938
Value at End of Year	14.510	14.984	13.472	10.270	16.461	15.558	13.928	13.024	11.549	9.059
No. of Units	307,230	374,460	412,041	427,796	460,308	420,402	421,096	419,794	391,593	323,431

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.603	13.149	10.039	16.115	15.254	13.676	12.807	11.374	8.935	10.805
Value at End of Year	14.120	14.603	13.149	10.039	16.115	15.254	13.676	12.807	11.374	8.935
No. of Units	410,651	449,616	572,286	685,602	844,602	943,014	975,569	942,618	916,436	846,312

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	20.218	18.142	13.802	22.079	20.825	18.606	17.363	15.367	12.029	14.496
Value at End of Year	19.618	20.218	18.142	13.802	22.079	20.825	18.606	17.363	15.367	12.029
Ven 7, 8 No. of Units	910,789	1,136,888	1,201,027	1,486,274	1,604,429	1,792,531	1,687,190	1,526,455	1,268,317	1,103,635
Ven 9 No. of Units	284,789	319,669	355,865	416,489	463,348	552,896	611,084	762,279	850,660	929,445

Ven 3 Contracts with no Optional Riders
Value at Start of Year	20.218	18.142	13.802	22.079	20.825	18.606	17.363	15.367	12.029	14.496
Value at End of Year	19.618	20.218	18.142	13.802	22.079	20.825	18.606	17.363	15.367	12.029
No. of Units	45,625	131,469	141,285	133,045	153,380	156,473	40,531	40,613	36,351	23,913

Lifestyle Growth Trust (formerly Lifestyle Growth 820 Trust) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.794	11.470	8.727	13.940	13.148	12.500	—	—	—	—
Value at End of Year	12.420	12.794	11.470	8.727	13.940	13.148	—	—	—	—
Venture No. of Units	189,648,574	186,078,315	171,328,800	134,562,788	94,754,801	35,604,528	—	—	—	—
NY Venture No. of Units	11,720,836	12,147,159	11,123,374	8,557,262	6,097,539	2,090,157	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.752	15.954	12.170	19.488	18.426	16.495	15.415	13.641	10.687	12.500
Value at End of Year	17.190	17.752	15.954	12.170	19.488	18.426	16.495	15.415	13.641	10.687
Ven 22, 20 No. of Units	54,365,054	60,384,159	64,648,488	68,719,804	74,735,556	78,177,429	57,715,424	25,756,026	9,665,980	1,216,088
Ven 24 No. of Units	7,884,143	8,498,087	9,000,879	9,327,623	10,136,290	10,321,452	7,371,520	3,646,037	1,420,710	49,114

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.448	15.712	12.009	19.269	18.257	16.375	15.334	13.596	10.673	12.500
Value at End of Year	16.862	17.448	15.712	12.009	19.269	18.257	16.375	15.334	13.596	10.673
No. of Units	1,471,850	1,699,794	1,881,655	2,010,275	2,267,885	2,414,849	1,871,385	972,125	638,204	78,532

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.586	11.323	8.646	13.859	13.117	12.500	—	—	—	—
Value at End of Year	12.176	12.586	11.323	8.646	13.859	13.117	—	—	—	—
No. of Units	2,100,864	2,217,557	2,286,737	2,360,020	2,368,224	662,732	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.223	15.533	11.890	19.107	18.130	16.286	15.273	13.563	10.663	12.500
Value at End of Year	16.620	17.223	15.533	11.890	19.107	18.130	16.286	15.273	13.563	10.663
No. of Units	3,642,241	4,053,834	4,413,749	4,696,535	5,089,661	5,410,470	3,920,256	1,911,377	550,860	324,491

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.675	11.386	8.680	13.893	13.130	12.500	—	—	—	—
Value at End of Year	12.280	12.675	11.386	8.680	13.893	13.130	—	—	—	—
Venture No. of Units	77,417,824	76,688,439	70,011,381	54,475,588	36,267,093	13,599,045	—	—	—	—
NY Venture No. of Units	7,832,296	7,587,479	6,978,262	5,273,223	3,145,151	1,019,326	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	17.298	15.593	11.930	19.161	18.172	12.500	—	—	—	—
Value at End of Year	16.700	17.298	15.593	11.930	19.161	18.172	—	—	—	—
NY Venture No. of Units	1,362,125	1,430,627	1,501,752	1,520,784	1,482,302	308,193	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.752	15.954	12.170	19.488	18.426	16.495	15.415	—	—	—
Value at End of Year	17.190	17.752	15.954	12.170	19.488	18.426	16.495	—	—	—
Ven 9 No. of Units	579	610	640	670	710	740	771	—	—	—

Lifestyle Moderate Trust (formerly Lifestyle Moderate 460 Trust) - Series I Shares (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	23.122	21.210	16.901	22.622	21.790	20.012	19.484	17.795	15.316	16.185
Value at End of Year	23.332	23.122	21.210	16.901	22.622	21.790	20.012	19.484	17.795	15.316
Ven 22, 20 No. of Units	2,720,700	3,356,609	3,771,176	4,346,811	5,055,067	5,458,554	5,673,749	5,447,429	5,704,063	5,392,242
Ven 24 No. of Units	106,245	114,502	116,837	143,007	171,180	154,061	125,204	135,892	109,125	81,844

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.877	15.512	12.386	16.612	16.033	14.754	14.394	13.172	11.360	12.029
Value at End of Year	16.997	16.877	15.512	12.386	16.612	16.033	14.754	14.394	13.172	11.360
No. of Units	62,069	81,335	82,530	87,602	90,030	101,105	110,195	90,504	90,007	115,441

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.922	15.577	12.456	16.731	16.173	14.905	14.563	13.347	11.528	12.225
Value at End of Year	17.016	16.922	15.577	12.456	16.731	16.173	14.905	14.563	13.347	11.528
No. of Units	297,849	388,286	452,219	611,253	880,468	1,020,065	1,098,689	1,085,905	1,047,798	1,002,295

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	23.122	21.210	16.901	22.622	21.790	20.012	19.484	17.795	15.316	16.185
Value at End of Year	23.332	23.122	21.210	16.901	22.622	21.790	20.012	19.484	17.795	15.316
Ven 7, 8 No. of Units	419,823	464,730	438,231	401,819	507,871	538,224	636,781	543,923	526,899	474,427
Ven 9 No. of Units	130,498	159,395	178,903	190,098	247,257	301,859	353,937	437,771	529,356	575,206

Ven 3 Contracts with no Optional Riders
Value at Start of Year	23.122	21.210	16.901	22.622	21.790	20.012	19.484	17.795	15.316	16.185
Value at End of Year	23.332	23.122	21.210	16.901	22.622	21.790	20.012	19.484	17.795	15.316
No. of Units	34,210	45,461	55,499	65,239	67,341	38,049	36,729	18,419	11,750	2,668

Lifestyle Moderate Trust (formerly Lifestyle Moderate 460 Trust) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	14.049	12.874	10.265	13.728	13.216	12.500	—	—	—	—
Value at End of Year	14.185	14.049	12.874	10.265	13.728	13.216	—	—	—	—
Venture No. of Units	43,852,507	42,964,244	36,440,505	19,008,076	9,207,200	2,580,766	—	—	—	—
NY Venture No. of Units	4,174,739	3,964,874	3,303,579	2,163,904	872,209	220,356	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.771	16.325	13.050	17.496	16.885	15.540	15.153	13.839	11.911	12.500
Value at End of Year	17.898	17.771	16.325	13.050	17.496	16.885	15.540	15.153	13.839	11.911
Ven 22, 20 No. of Units	10,492,772	11,800,697	12,221,766	12,377,126	12,861,689	13,031,345	11,713,806	6,406,128	2,725,735	613,785
Ven 24 No. of Units	1,976,281	2,127,075	2,164,707	2,287,300	2,507,459	2,485,765	2,110,909	1,004,128	499,426	81,435

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.466	16.077	12.877	17.300	16.729	15.428	15.073	13.794	11.896	12.500
Value at End of Year	17.557	17.466	16.077	12.877	17.300	16.729	15.428	15.073	13.794	11.896
No. of Units	340,264	442,452	464,339	531,114	647,580	698,787	678,262	482,523	281,212	30,803

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.821	12.710	10.170	13.648	13.185	12.500	—	—	—	—
Value at End of Year	13.907	13.821	12.710	10.170	13.648	13.185	—	—	—	—
No. of Units	615,895	628,257	629,214	233,987	617,199	136,410	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.241	15.894	12.750	17.154	16.614	15.344	15.014	13.760	11.884	12.500
Value at End of Year	17.305	17.241	15.894	12.750	17.154	16.614	15.344	15.014	13.760	11.884
No. of Units	1,869,468	2,058,573	2,331,799	2,539,526	2,895,958	2,907,797	2,416,959	1,643,348	801,726	214,108

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.919	12.780	10.211	13.683	13.198	12.500	—	—	—	—
Value at End of Year	14.025	13.919	12.780	10.211	13.683	13.198	—	—	—	—
Venture No. of Units	18,285,176	17,983,937	15,316,970	7,980,540	4,089,257	1,317,391	—	—	—	—
NY Venture No. of Units	2,697,813	2,754,605	2,348,433	1,368,930	534,617	165,482	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	17.316	15.955	12.792	17.202	16.652	12.500	—	—	—	—
Value at End of Year	17.388	17.316	15.955	12.792	17.202	16.652	—	—	—	—
NY Venture No. of Units	459,810	478,155	453,690	459,889	434,735	102,114	—	—	—	—

Mid Cap Core Trust (merged into Mid Cap Index Trust eff 12-01-06) - Series II Shares (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.061	15.160	12.500	—
Value at End of Year	—	—	—	—	—	—	17.816	17.061	15.160	—
Ven 22, 20 No. of Units	—	—	—	—	—	—	738,636	792,390	126,497	—
Ven 24 No. of Units	—	—	—	—	—	—	69,163	82,249	48,270	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	17.005	15.140	12.500	—
Value at End of Year	—	—	—	—	—	—	17.722	17.005	15.140	—
No. of Units	—	—	—	—	—	—	24,553	25,226	12,499	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	16.963	15.125	12.500	—
Value at End of Year	—	—	—	—	—	—	17.651	16.963	15.125	—
No. of Units	—	—	—	—	—	—	30,712	31,043	10,337	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	17.061	15.160	12.500	—
Value at End of Year	—	—	—	—	—	—	17.816	17.061	15.160	—
Ven 9 No. of Units	—	—	—	—	—	—	16,192	16,602	5,319	—
No. of Units	—	—	—	—	—	—	58,308	63,245	74,543	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	17.061	15.160	12.500	—
Value at End of Year	—	—	—	—	—	—	17.816	17.061	15.160	—
No. of Units	—	—	—	—	—	—	2,570	2,110	—	—

Mid Cap Index Trust - Series I Shares (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.700	17.467	12.952	20.657	19.486	18.010	16.303	14.275	10.757	12.859
Value at End of Year	20.917	21.700	17.467	12.952	20.657	19.486	18.010	16.303	14.275	10.757
Ven 22, 20 No. of Units	656,150	798,100	832,371	1,037,667	1,217,645	1,619,071	1,572,792	1,762,965	2,037,286	2,160,083
Ven 24 No. of Units	15,432	25,705	23,079	23,056	30,006	33,471	29,772	32,532	35,593	37,352

Ven 22, 20 Contracts with GEM
Value at Start of Year	19.729	15.913	11.823	18.894	17.859	16.540	15.002	13.162	9.938	11.904
Value at End of Year	18.979	19.729	15.913	11.823	18.894	17.859	16.540	15.002	13.162	9.938
No. of Units	9,208	11,800	13,019	13,158	12,805	16,454	14,174	14,918	24,778	17,742

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.876	16.863	12.547	20.083	19.011	17.633	16.018	14.074	10.643	12.767
Value at End of Year	20.052	20.876	16.863	12.547	20.083	19.011	17.633	16.018	14.074	10.643
No. of Units	22,928	28,905	36,941	51,624	56,877	53,356	54,648	54,496	56,431	56,880

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.700	17.467	12.952	20.657	19.486	18.010	16.303	14.275	10.757	12.859
Value at End of Year	20.917	21.700	17.467	12.952	20.657	19.486	18.010	16.303	14.275	10.757
Ven 7, 8 No. of Units	105,053	119,990	139,873	161,422	178,723	232,052	264,718	301,020	300,136	282,297
Ven 9 No. of Units	19,190	31,874	31,330	27,038	38,469	42,990	36,644	44,253	46,607	50,525

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 3 Contracts with no Optional Riders
Value at Start of Year	21.700	17.467	12.952	20.657	19.486	18.010	16.303	14.275	10.757	12.859
Value at End of Year	20.917	21.700	17.467	12.952	20.657	19.486	18.010	16.303	14.275	10.757
No. of Units	9,019	9,185	11,784	12,086	11,491	11,422	8,159	15,399	15,949	3,087

Mid Cap Index Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	14.186	11.407	8.460	13.483	12.708	12.500	—	—	—	—
Value at End of Year	13.679	14.186	11.407	8.460	13.483	12.708	—	—	—	—
Venture No. of Units	128,579	137,222	140,192	93,178	73,144	19,590	—	—	—	—
NY Venture No. of Units	16,716	17,915	15,687	5,263	5,291	2,511	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	19.887	16.030	11.920	19.044	17.994	16.673	15.124	13.262	10.013	12.500
Value at End of Year	19.128	19.887	16.030	11.920	19.044	17.994	16.673	15.124	13.262	10.013
Ven 22, 20 No. of Units	475,788	571,595	624,856	648,717	648,059	774,328	542,656	553,730	445,990	140,096
Ven 24 No. of Units	101,555	129,753	131,595	152,171	161,790	201,859	158,796	149,867	90,131	35,062

Ven 22, 20 Contracts with GEM
Value at Start of Year	19.546	15.787	11.762	18.830	17.828	16.552	15.044	13.219	10.000	12.500
Value at End of Year	18.762	19.546	15.787	11.762	18.830	17.828	16.552	15.044	13.219	10.000
No. of Units	67,948	72,837	84,398	92,858	87,782	116,268	114,072	117,692	100,295	4,403

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.978	11.279	8.395	13.426	12.699	12.500	—	—	—	—
Value at End of Year	13.431	13.978	11.279	8.395	13.426	12.699	—	—	—	—
No. of Units	8,323	5,441	6,469	5,537	8,201	2,424	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.294	15.607	11.646	18.672	17.705	16.462	14.985	13.187	9.990	12.500
Value at End of Year	18.493	19.294	15.607	11.646	18.672	17.705	16.462	14.985	13.187	9.990
No. of Units	56,316	69,891	92,754	104,683	114,372	113,937	83,936	78,335	67,111	26,727

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.067	11.333	8.423	13.451	12.703	12.500	—	—	—	—
Value at End of Year	13.537	14.067	11.333	8.423	13.451	12.703	—	—	—	—
Venture No. of Units	70,931	77,787	74,350	59,613	46,850	30,993	—	—	—	—
NY Venture No. of Units	27,030	18,120	20,238	8,670	8,436	7,639	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	19.378	15.667	11.684	18.724	17.746	12.500	—	—	—	—
Value at End of Year	18.582	19.378	15.667	11.684	18.724	17.746	—	—	—	—
NY Venture No. of Units	2,735	2,809	1,927	1,010	920	267	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	19.887	16.030	11.920	19.044	17.994	16.673	15.124	—	—	—
Value at End of Year	19.128	19.887	16.030	11.920	19.044	17.994	16.673	—	—	—
Ven 9 No. of Units	1,169	1,232	1,293	1,353	1,994	2,055	2,117	—	—	—

Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-09) - Series II Shares (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	11.531	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.592	11.531	—	—	—	—	—
Venture No. of Units	—	—	—	30,268	6,848	—	—	—	—	—
NY Venture No. of Units	—	—	—	1,991	1,670	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	11.512	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.564	11.512	—	—	—	—	—
Ven 22, 20 No. of Units	—	—	—	84,023	60,812	—	—	—	—	—
Ven 24 No. of Units	—	—	—	46	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	6.542	—	—	—	—	—	—
No. of Units	—	—	—	344	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	11.504	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.553	11.504	—	—	—	—	—
No. of Units	—	—	—	1,537	695	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	6.526	—	—	—	—	—	—
No. of Units	—	—	—	84	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	11.516	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.570	11.516	—	—	—	—	—
Venture No. of Units	—	—	—	31,321	6,336	—	—	—	—	—
NY Venture No. of Units	—	—	—	21,571	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	—	11.489	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.531	11.489	—	—	—	—	—
NY Venture No. of Units	—	—	—	669	617	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	11.512	12.500	—	—	—	—	—
Value at End of Year	—	—	—	6.564	11.512	—	—	—	—	—
Ven 9 No. of Units	—	—	—	2,791	—	—	—	—	—	—
No. of Units	—	—	—	10,596	243	—	—	—	—	—

Mid Cap Stock Trust - Series I Shares (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.537	14.448	3.278	20.118	16.511	14.746	13.051	11.119	7.922	10.375
Value at End of Year	15.702	17.537	14.448	3.278	20.118	16.511	14.746	13.051	11.119	7.922
Ven 22, 20 No. of Units	3,873,238	4,560,555	5,308,137	6,389,202	7,360,169	9,811,367	10,843,192	6,516,608	6,572,285	5,566,897
Ven 24 No. of Units	168,243	207,080	240,250	274,118	320,664	433,843	490,287	193,333	200,488	202,604

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.674	14.591	11.287	20.397	16.774	15.011	13.312	11.364	8.113	10.646
Value at End of Year	15.794	17.674	14.591	11.287	20.397	16.774	15.011	13.312	11.364	8.113
No. of Units	54,701	62,067	70,665	87,222	69,434	92,136	103,163	74,833	79,291	68,471

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.486	14.457	11.201	20.271	16.695	14.963	13.290	11.362	8.124	10.676
Value at End of Year	15.602	17.486	14.457	11.201	20.271	16.695	14.963	13.290	11.362	8.124
No. of Units	195,239	244,217	312,278	462,521	401,579	454,466	474,492	302,058	328,635	284,176

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.537	14.448	11.155	20.118	16.511	14.746	13.051	11.119	7.922	10.375
Value at End of Year	15.702	17.537	14.448	11.155	20.118	16.511	14.746	13.051	11.119	7.922
Ven 7, 8 No. of Units	378,468	432,641	516,884	598,299	771,304	863,608	1,005,784	628,579	596,366	412,241
Ven 9 No. of Units	88,603	105,767	112,721	139,648	162,973	225,411	271,492	121,334	130,541	79,846

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.537	14.448	11.155	20.118	16.511	14.746	13.051	11.119	7.922	10.375
Value at End of Year	15.702	17.537	14.448	11.155	20.118	16.511	14.746	13.051	11.119	7.922
No. of Units	53,714	67,847	79,752	89,058	75,351	87,800	82,248	50,831	36,626	39,384

Mid Cap Stock Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.637	11.233	8.671	15.628	12.816	12.500	—	—	—	—
Value at End of Year	12.215	13.637	11.233	8.671	15.628	12.816	—	—	—	—
Venture No. of Units	241,054	255,420	270,449	267,398	216,592	65,100	—	—	—	—
NY Venture No. of Units	23,878	27,145	26,460	27,415	21,118	8,153	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	22.034	18.195	10.003	25.440	20.916	18.719	16.589	14.167	10.120	12.500
Value at End of Year	19.687	22.034	18.195	10.003	25.440	20.916	18.719	16.589	14.167	10.120
Ven 22, 20 No. of Units	1,107,449	1,264,329	1,402,275	1,561,351	1,534,280	1,681,320	1,697,798	1,230,457	927,286	151,075
Ven 24 No. of Units	322,477	367,227	423,822	466,716	460,207	480,630	502,398	348,792	200,488	33,898

Ven 22, 20 Contracts with GEM
Value at Start of Year	21.656	17.919	13.894	25.154	20.723	18.584	16.502	14.121	10.107	12.500
Value at End of Year	19.311	21.656	17.919	13.894	25.154	20.723	18.584	16.502	14.121	10.107
No. of Units	60,989	64,079	80,501	104,638	121,231	132,661	121,492	81,679	69,909	12,687

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.416	11.090	8.590	15.537	12.787	12.500	—	—	—	—
Value at End of Year	11.975	13.416	11.090	8.590	15.537	12.787	—	—	—	—
No. of Units	20,401	20,435	25,497	23,757	20,354	2,894	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.377	17.714	13.756	24.943	20.580	18.483	16.437	14.087	10.097	12.500
Value at End of Year	19.034	21.377	17.714	13.756	24.943	20.580	18.483	16.437	14.087	10.097
No. of Units	124,125	149,536	174,699	198,274	192,518	228,135	216,605	166,957	102,097	47,469

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.511	11.151	8.625	15.576	12.799	12.500	—	—	—	—
Value at End of Year	12.078	13.511	11.151	8.625	15.576	12.799	—	—	—	—
Venture No. of Units	195,629	209,057	192,153	177,373	116,075	42,972	—	—	—	—
NY Venture No. of Units	9,990	10,304	10,624	8,661	11,667	3,683	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	21.470	17.782	13.802	25.013	20.627	12.500	—	—	—	—
Value at End of Year	19.126	21.470	17.782	13.802	25.013	20.627	—	—	—	—
NY Venture No. of Units	6,673	5,846	9,459	8,829	5,225	418	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	25.440	20.916	18.719	16.589	—	—	—
Value at End of Year	—	—	—	11.933	25.440	20.916	18.719	—	—	—
Ven 9 No. of Units	—	—	—	—	827	827	827	—	—	—

Mid Cap Value Trust (merged into Mid Value Trust eff 5-01-09) - Series I Shares (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	20.415	20.562	18.572	17.438	14.209	11.494	12.967
Value at End of Year	—	—	—	12.272	20.415	20.562	18.572	17.438	14.209	11.494
Ven 22, 20 No. of Units	—	—	—	2,095,320	3,049,597	4,183,119	5,320,270	5,734,182	5,362,030	5,302,902
Ven 24 No. of Units	—	—	—	56,365	75,721	105,806	130,265	130,245	126,795	134,600

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	20.144	20.330	18.399	17.310	14.133	11.456	12.950
Value at End of Year	—	—	—	12.085	20.144	20.330	18.399	17.310	14.133	11.456
No. of Units	—	—	—	31,502	53,298	65,492	78,203	90,413	112,668	114,495

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	19.944	20.158	18.271	17.215	14.076	11.427	12.936
Value at End of Year	—	—	—	11.946	19.944	20.158	18.271	17.215	14.076	11.427
No. of Units	—	—	—	185,889	236,505	299,258	357,753	371,170	343,447	388,437

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	20.415	20.562	18.572	17.438	14.209	11.494	12.967
Value at End of Year	—	—	—	12.272	20.415	20.562	18.572	17.438	14.209	11.494
Ven 7, 8 No. of Units	—	—	—	312,873	424,480	597,707	868,842	923,499	808,002	817,849
Ven 9 No. of Units	—	—	—	47,562	75,431	91,631	142,839	140,272	94,347	112,506

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	20.415	20.562	18.572	17.438	14.209	11.494	12.967
Value at End of Year	—	—	—	12.272	20.415	20.562	18.572	17.438	14.209	11.494
No. of Units	—	—	—	25,166	31,727	39,164	52,243	41,364	43,433	99,198

Mid Cap Value Trust (merged into Mid Value Trust eff 5-01-09) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	19.087	19.260	17.434	16.406	13.394	10.854	12.500
Value at End of Year	—	—	—	11.449	19.087	19.260	17.434	16.406	13.394	10.854
Ven 22, 20 No. of Units	—	—	—	1,494,841	1,709,097	2,026,553	2,338,620	2,256,603	1,648,420	571,411
Ven 24 No. of Units	—	—	—	413,958	448,923	490,324	517,657	512,874	356,825	91,791

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	18.873	19.083	17.307	16.319	13.350	10.841	12.500
Value at End of Year	—	—	—	11.298	18.873	19.083	17.307	16.319	13.350	10.841
No. of Units	—	—	—	128,085	142,327	154,445	165,889	143,651	99,217	24,967

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	18.714	18.951	17.213	16.255	13.317	10.830	12.500
Value at End of Year	—	—	—	11.186	18.714	18.951	17.213	16.255	13.317	10.830
No. of Units	—	—	—	213,223	243,844	286,882	302,164	290,149	244,976	112,237

Mid Value Trust - Series I Shares (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.346	17.346	12.500	—	—	—	—	—	—	—
Value at End of Year	16.270	17.346	17.346	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	1,542,393	—	1,593	—	—	—	—	—	—	—
Ven 24 No. of Units	44,677	—	—	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.158	—	—	—	—	—	—	—	—	—
Value at End of Year	16.055	—	—	—	—	—	—	—	—	—
No. of Units	20,118	—	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.013	—	—	—	—	—	—	—	—	—
Value at End of Year	15.895	—	—	—	—	—	—	—	—	—
No. of Units	99,549	—	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.354	—	—	—	—	—	—	—	—	—
Value at End of Year	16.270	—	—	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	241,483	—	—	—	—	—	—	—	—	—
Ven 9 No. of Units	36,874	—	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.354	—	—	—	—	—	—	—	—	—
Value at End of Year	16.270	—	—	—	—	—	—	—	—	—
No. of Units	29,549	—	—	—	—	—	—	—	—	—

Mid Value Trust - Series II Shares (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.283	15.137	10.513	16.372	16.553	13.982	12.500	—	—	—
Value at End of Year	16.185	17.283	15.137	10.513	16.372	16.553	13.982	—	—	—
Ven 22, 20 No. of Units	1,186,918	3,227,034	3,711,980	299,608	357,460	391,887	126,143	—	—	—
Ven 24 No. of Units	268,100	407,468	462,107	23,428	25,044	12,016	2,779	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.088	14.996	10.436	16.284	16.498	13.963	12.500	—	—	—
Value at End of Year	15.970	17.088	14.996	10.436	16.284	16.498	13.963	—	—	—
No. of Units	102,369	136,732	146,840	3,061	4,728	2,205	1,027	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.943	14.891	10.378	16.220	16.457	13.949	12.500	—	—	—
Value at End of Year	15.811	16.943	14.891	10.378	16.220	16.457	13.949	—	—	—
No. of Units	146,092	301,827	355,145	15,727	15,297	18,426	6,282	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	15.150	10.513	16.372	16.553	13.982	12.500	—	—	—
Value at End of Year	—	17.354	15.150	10.513	16.372	16.553	13.982	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	8,384	—	—	—
Ven 9 No. of Units	—	45,559	51,290	4,899	4,944	15,559	698	—	—	—
No. of Units	—	279,083	327,628	31,517	47,441	46,217	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	15.150	10.513	16.372	16.553	13.982	12.500	—	—	—
Value at End of Year	—	17.354	15.150	10.513	16.372	16.553	13.982	—	—	—
No. of Units	—	28,484	30,554	3,657	5,156	5,902	334	—	—	—

Money Market Trust - Series I Shares (units first credited 5-04-1987)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.021	13.172	13.298	12.500	—	—	—	—	—	—
Value at End of Year	12.882	13.021	13.172	13.298	—	—	—	—	—	—
Venture No. of Units	822	825	827	829	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.961	18.214	18.435	18.371	17.819	17.301	17.089	17.192	17.334	17.374
Value at End of Year	17.725	17.961	18.214	18.435	18.371	17.819	17.301	17.089	17.192	17.334
Ven 22, 20 No. of Units	3,731,384	4,008,763	5,392,590	8,639,261	7,827,050	8,299,826	8,146,439	9,489,404	12,418,668	20,762,216
Ven 24 No. of Units	121,411	134,069	167,155	284,252	257,277	273,693	356,392	378,701	523,099	717,978

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.898	13.106	13.291	13.272	12.899	12.549	12.420	12.520	12.648	12.703
Value at End of Year	12.703	12.898	13.106	13.291	13.272	12.899	12.549	12.420	12.520	12.648
No. of Units	165,231	65,349	90,820	126,138	95,041	79,118	87,841	97,583	150,973	427,606

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.974	13.203	13.409	13.410	13.053	12.718	12.606	12.726	12.876	12.951
Value at End of Year	12.759	12.974	13.203	13.409	13.410	13.053	12.718	12.606	12.726	12.876
No. of Units	175,945	228,363	393,964	742,995	726,002	664,563	789,047	744,203	1,185,954	2,239,473

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.961	18.214	18.435	18.371	17.819	17.301	17.089	17.192	17.334	17.374
Value at End of Year	17.725	17.961	18.214	18.435	18.371	17.819	17.301	17.089	17.192	17.334
Ven 7, 8 No. of Units	894,668	1,046,920	1,437,308	1,980,647	1,723,630	1,679,318	1,736,637	2,136,230	2,869,078	4,774,115
Ven 9 No. of Units	256,416	253,544	314,144	432,868	420,154	579,654	736,544	755,072	851,188	1,333,295

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.961	18.214	18.435	18.371	17.819	17.301	17.089	17.192	17.334	17.374
Value at End of Year	17.725	17.961	18.214	18.435	18.371	17.819	17.301	17.089	17.192	17.334
No. of Units	140,897	108,758	122,709	150,413	161,314	132,214	158,302	189,165	273,447	404,157

Ven 1 Contracts with no Optional Riders
Value at Start of Year	19.912	20.171	20.393	20.301	19.669	19.076	18.823	18.915	19.050	19.074
Value at End of Year	19.672	19.912	20.171	20.393	20.301	19.669	19.076	18.823	18.915	19.050
No. of Units	4,011	4,011	4,011	4,012	4,028	4,030	4,031	4,032	4,034	4,035

Money Market Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.936	13.086	13.227	13.175	12.772	12.500	—	—	—	—
Value at End of Year	12.798	12.936	13.086	13.227	13.175	12.772	—	—	—	—
Venture No. of Units	11,956,939	11,931,488	13,774,714	10,993,289	2,055,751	795,970	—	—	—	—
NY Venture No. of Units	378,328	399,224	618,056	521,737	134,319	41,156	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.745	12.925	13.097	13.078	12.710	12.365	12.238	12.337	12.463	12.500
Value at End of Year	12.577	12.745	12.925	13.097	13.078	12.710	12.365	12.238	12.337	12.463
Ven 22, 20 No. of Units	6,147,361	5,083,761	7,170,551	10,719,506	3,598,487	2,681,631	2,301,410	1,923,372	1,909,532	985,880
Ven 24 No. of Units	870,473	856,399	1,027,956	1,464,378	834,407	658,888	328,203	504,623	344,157	200,546

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.527	12.729	12.924	12.931	12.593	12.276	12.174	12.296	12.447	12.500
Value at End of Year	12.337	12.527	12.729	12.924	12.931	12.593	12.276	12.174	12.296	12.447
No. of Units	192,724	147,454	222,037	332,048	196,252	173,045	241,586	156,741	141,093	156,044

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.727	12.919	13.104	13.098	12.743	12.500	—	—	—	—
Value at End of Year	12.547	12.727	12.919	13.104	13.098	12.743	—	—	—	—
No. of Units	162,721	123,342	177,033	360,344	145,170	30,165	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.365	12.583	12.796	12.822	12.506	12.209	12.126	12.266	12.435	12.500
Value at End of Year	12.160	12.365	12.583	12.796	12.822	12.506	12.209	12.126	12.266	12.435
No. of Units	606,688	633,874	965,937	1,668,873	962,315	674,994	769,100	601,362	644,149	565,393

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.816	12.990	13.157	13.131	12.755	12.500	—	—	—	—
Value at End of Year	12.654	12.816	12.990	13.157	13.131	12.755	—	—	—	—
Venture No. of Units	4,211,115	4,156,351	5,264,535	3,294,654	968,324	163,023	—	—	—	—
NY Venture No. of Units	518,027	370,918	592,310	372,374	97,392	6,603	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	12.419	12.632	12.838	12.859	12.535	12.500	—	—	—	—
Value at End of Year	12.219	12.419	12.632	12.838	12.859	12.535	—	—	—	—
NY Venture No. of Units	157,999	107,322	88,432	120,359	44,212	10,901	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.745	12.925	13.097	12.500	—	—	—	—	—	—
Value at End of Year	12.577	12.745	12.925	13.097	—	—	—	—	—	—
No. of Units	1,196	3,577	5,929	8,251	—	—	—	—	—	—

Natural Resources Trust - Series II Shares (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	14.588	12.846	8.178	17.134	12.342	12.500	—	—	—	—
Value at End of Year	11.483	14.588	12.846	8.178	17.134	12.342	—	—	—	—
Venture No. of Units	425,564	450,336	431,585	335,542	261,864	60,990	—	—	—	—
NY Venture No. of Units	37,026	54,023	56,737	34,803	12,662	7,082	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	44.309	39.116	24.964	52.434	37.865	31.465	21.792	17.816	12.500	—
Value at End of Year	34.790	44.309	39.116	24.964	52.434	37.865	31.465	21.792	17.816	—
Ven 22, 20 No. of Units	945,196	1,178,526	1,275,881	1,289,504	1,614,408	1,915,097	2,011,774	1,249,132	108,007	—
Ven 24 No. of Units	127,948	125,264	131,891	118,893	143,868	128,722	119,033	86,284	27,084	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	43.636	38.598	24.683	51.948	37.590	31.298	21.720	17.792	12.500	—
Value at End of Year	34.193	43.636	38.598	24.683	51.948	37.590	31.298	21.720	17.792	—
No. of Units	36,905	44,414	66,533	51,469	34,183	51,790	39,850	16,900	5,192	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	14.352	12.682	8.102	17.034	12.314	12.500	—	—	—	—
Value at End of Year	11.257	14.352	12.682	8.102	17.034	12.314	—	—	—	—
No. of Units	38,651	38,553	43,443	36,729	38,701	6,658	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	43.137	38.214	24.475	51.586	37.385	31.174	21.666	17.775	12.500	—
Value at End of Year	33.752	43.137	38.214	24.475	51.586	37.385	31.174	21.666	17.775	—
No. of Units	52,046	50,708	68,953	67,626	86,951	86,149	95,896	40,413	10,561	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.453	12.752	8.135	17.077	12.326	12.500	—	—	—	—
Value at End of Year	11.353	14.453	12.752	8.135	17.077	12.326	—	—	—	—
Venture No. of Units	220,964	278,605	289,902	183,516	126,027	65,868	—	—	—	—
NY Venture No. of Units	37,374	28,036	25,576	10,611	13,287	1,476	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	43.303	38.342	24.544	51.707	37.453	12.500	—	—	—	—
Value at End of Year	33.898	43.303	38.342	24.544	51.707	37.453	—	—	—	—
NY Venture No. of Units	4,902	2,847	4,526	5,414	19,153	1,375	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	44.309	39.116	24.964	52.434	37.865	31.465	21.792	17.816	12.500	—
Value at End of Year	34.790	44.309	39.116	24.964	52.434	37.865	31.465	21.792	17.816	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	256,977	156,826	55,086	—
Ven 9 No. of Units	25,682	30,483	33,769	33,093	43,050	43,072	55,708	35,614	8,952	—
No. of Units	121,848	156,756	176,693	175,542	236,741	233,152	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	44.309	39.116	24.964	52.434	37.865	31.465	21.792	17.816	12.500	—
Value at End of Year	34.790	44.309	39.116	24.964	52.434	37.865	31.465	21.792	17.816	—
No. of Units	9,935	13,001	11,056	9,353	12,827	13,026	18,111	10,005	10,886	—

Overseas Equity Trust (merged into International Value Trust eff 5-03-10) - Series II Shares (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	11.280	19.789	17.886	15.160	12.500	—	—	—
Value at End of Year	—	—	14.509	11.280	19.789	17.886	15.160	—	—	—
Ven 22, 20 No. of Units	—	—	86,902	112,549	132,649	152,538	94,595	—	—	—
Ven 24 No. of Units	—	—	4,070	9,661	14,007	14,486	4,363	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	11.197	19.684	17.826	15.140	12.500	—	—	—
Value at End of Year	—	—	14.374	11.197	19.684	17.826	15.140	—	—	—
No. of Units	—	—	1,027	1,993	1,030	1,667	668	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	11.136	19.605	17.782	15.125	12.500	—	—	—
Value at End of Year	—	—	14.274	11.136	19.605	17.782	15.125	—	—	—
No. of Units	—	—	3,513	4,518	4,624	3,794	1,206	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	11.280	19.789	17.886	15.160	12.500	—	—	—
Value at End of Year	—	—	14.509	11.280	19.789	17.886	15.160	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	13,563	—	—	—
Ven 9 No. of Units	—	—	1,127	1,229	5,003	4,984	875	—	—	—
No. of Units	—	—	24,439	23,589	29,890	30,477	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	11.280	19.789	17.886	15.160	12.500	—	—	—
Value at End of Year	—	—	14.509	11.280	19.789	17.886	15.160	—	—	—
No. of Units	—	—	152	152	153	128	5,531	—	—	—

Overseas Trust (merged into International Value Trust eff 5-01-05) - Series I Shares (units first credited 1-09-1995)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.678	8.233	10.628
Value at End of Year	—	—	—	—	—	—	—	12.873	11.678	8.233
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	7,861,388	9,133,261	10,929,678
Ven 24 No. of Units	—	—	—	—	—	—	—	195,461	233,009	247,378

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	10.609	7.495	9.694
Value at End of Year	—	—	—	—	—	—	—	11.671	10.609	7.495
No. of Units	—	—	—	—	—	—	—	20,478	18,448	21,984

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	9.493	6.716	8.700
Value at End of Year	—	—	—	—	—	—	—	10.427	9.493	6.716
No. of Units	—	—	—	—	—	—	—	107,898	102,234	108,578

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	11.678	8.233	10.628
Value at End of Year	—	—	—	—	—	—	—	12.873	11.678	8.233
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	1,603,708	1,879,391	2,313,445
Ven 9 No. of Units	—	—	—	—	—	—	—	600,238	730,831	931,451

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	11.678	8.233	10.628
Value at End of Year	—	—	—	—	—	—	—	12.873	11.678	8.233
No. of Units	—	—	—	—	—	—	—	76,700	83,220	109,607

Overseas Trust (merged into International Value Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.690	9.660	12.500
Value at End of Year	—	—	—	—	—	—	—	15.060	13.690	9.660
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	662,265	463,641	171,918
Ven 24 No. of Units	—	—	—	—	—	—	—	72,332	38,830	7,480

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	13.645	9.648	12.500
Value at End of Year	—	—	—	—	—	—	—	14.981	13.645	9.648
No. of Units	—	—	—	—	—	—	—	16,307	17,040	3,413

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	13.611	9.638	12.500
Value at End of Year	—	—	—	—	—	—	—	14.921	13.611	9.638
No. of Units	—	—	—	—	—	—	—	43,507	31,830	13,229

Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 5-03-10)

Series I Shares (units first credited 10-04-1994)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	8.826	14.921	13.865	12.661	10.210	8.857	6.383	7.401
Value at End of Year	—	—	11.516	8.826	14.921	13.865	12.661	10.210	8.857	6.383
Ven 22, 20 No. of Units	—	—	988,061	1,102,434	1,558,848	2,484,333	2,940,483	2,669,971	2,677,606	2,699,563
Ven 24 No. of Units	—	—	31,537	49,092	40,344	74,595	112,145	86,988	104,362	102,412

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	11.736	19.882	18.512	16.939	13.687	11.897	8.591	9.981
Value at End of Year	—	—	15.284	11.736	19.882	18.512	16.939	13.687	11.897	8.591
No. of Units	—	—	5,255	8,102	8,858	9,548	9,365	6,413	9,416	5,658

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	10.186	17.282	16.116	14.768	11.951	10.404	7.524	8.754
Value at End of Year	—	—	13.245	10.186	17.282	16.116	14.768	11.951	10.404	7.524
No. of Units	—	—	13,442	14,523	23,551	31,409	33,999	32,808	19,347	15,150

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	8.826	14.921	13.865	12.661	10.210	8.857	6.383	7.401
Value at End of Year	—	—	11.516	8.826	14.921	13.865	12.661	10.210	8.857	6.383
Ven 7, 8 No. of Units	—	—	136,264	191,557	229,238	255,815	326,199	285,838	328,297	343,351
Ven 9 No. of Units	—	—	72,615	66,609	75,158	107,399	124,649	142,943	142,089	142,971

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	8.826	14.921	13.865	12.661	10.210	8.857	6.383	7.401
Value at End of Year	—	—	11.516	8.826	14.921	13.865	12.661	10.210	8.857	6.383
No. of Units	—	—	21,504	16,996	21,311	22,955	27,807	22,978	25,751	22,460

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02

Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 5-03-10)

Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	7.821	13.205	12.273	12.500	—	—	—	—
Value at End of Year	—	—	10.201	7.821	13.205	12.273	—	—	—	—
Venture No. of Units	—	—	74,022	72,957	63,859	24,835	—	—	—	—
NY Venture No. of Units	—	—	13,559	5,900	2,006	250	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	13.591	23.005	21.435	19.597	15.844	13.757	9.928	12.500
Value at End of Year	—	—	17.683	13.591	23.005	21.435	19.597	15.844	13.757	9.928
Ven 22, 20 No. of Units	—	—	286,587	242,152	298,706	309,641	392,645	267,792	150,626	33,217
Ven 24 No. of Units	—	—	51,231	51,502	68,170	60,453	81,895	44,535	25,847	484

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	13.412	22.747	21.238	19.455	15.761	13.712	9.916	12.500
Value at End of Year	—	—	17.415	13.412	22.747	21.238	19.455	15.761	13.712	9.916
No. of Units	—	—	22,786	17,901	23,088	21,589	19,646	9,108	9,466	434

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	7.748	13.128	12.244	12.500	—	—	—	—
Value at End of Year	—	—	10.071	7.748	13.128	12.244	—	—	—	—
No. of Units	—	—	5,883	5,893	7,318	2,850	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	13.279	22.556	21.091	19.349	15.699	13.679	9.906	12.500
Value at End of Year	—	—	17.217	13.279	22.556	21.091	19.349	15.699	13.679	9.906
No. of Units	—	—	28,502	28,023	35,653	38,522	44,577	25,703	28,878	5,834

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	7.779	13.161	12.256	12.500	—	—	—	—
Value at End of Year	—	—	10.126	7.779	13.161	12.256	—	—	—	—
Venture No. of Units	—	—	70,961	30,642	23,343	7,357	—	—	—	—
NY Venture No. of Units	—	—	9,671	9,166	8,966	833	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	13.323	22.619	21.140	12.500	—	—	—	—
Value at End of Year	—	—	17.282	13.323	22.619	21.140	—	—	—	—
NY Venture No. of Units	—	—	1,125	603	1,788	726	—	—	—	—

PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.456	15.706	13.129	15.882	14.914	14.492	13.872	12.500	—	—
Value at End of Year	17.499	17.456	15.706	13.129	15.882	14.914	14.492	13.872	—	—
Ven 22, 20 No. of Units	642,551	635,543	558,464	547,721	589,526	752,355	971,796	442,696	—	—
Ven 24 No. of Units	74,796	61,560	52,676	58,853	49,819	100,462	116,431	51,424	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.224	15.529	13.007	15.767	14.835	14.444	13.853	12.500	—	—
Value at End of Year	17.233	17.224	15.529	13.007	15.767	14.835	14.444	13.853	—	—
No. of Units	25,358	17,353	14,865	14,976	15,513	19,670	8,198	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.053	15.397	12.916	15.680	14.776	14.408	13.839	12.500	—	—
Value at End of Year	17.036	17.053	15.397	12.916	15.680	14.776	14.408	13.839	—	—
No. of Units	22,778	41,722	30,783	28,055	35,391	24,782	35,252	16,055	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.456	15.706	13.129	15.882	14.914	14.492	13.872	12.500	—	—
Value at End of Year	17.499	17.456	15.706	13.129	15.882	14.914	14.492	13.872	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	146,226	52,571	—	—
Ven 9 No. of Units	7,814	8,976	11,333	11,895	19,409	25,552	46,938	46,963	—	—
No. of Units	95,831	82,732	78,350	80,555	89,701	108,685	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.456	15.706	13.129	15.882	14.914	14.492	13.872	12.500	—	—
Value at End of Year	17.499	17.456	15.706	13.129	15.882	14.914	14.492	13.872	—	—
No. of Units	12,711	12,345	11,446	5,938	4,726	8,182	10,981	5,197	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 4-25-08) - Series I Shares (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.115	13.750	12.272	10.528	7.707	10.104
Value at End of Year	—	—	—	—	13.629	14.115	13.750	12.272	10.528	7.707
Ven 22, 20 No. of Units	—	—	—	—	216,709	346,040	534,149	500,094	390,065	355,068
Ven 24 No. of Units	—	—	—	—	5,170	6,251	6,960	18,118	6,648	7,734

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	13.956	13.622	12.182	10.472	7.681	10.091
Value at End of Year	—	—	—	—	13.448	13.956	13.622	12.182	10.472	7.681
No. of Units	—	—	—	—	1,762	3,247	2,639	4,470	8,402	9,059

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	13.837	13.527	12.115	10.430	7.662	10.081
Value at End of Year	—	—	—	—	13.314	13.837	13.527	12.115	10.430	7.662
No. of Units	—	—	—	—	13,446	20,254	24,039	74,344	25,840	30,835

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	14.115	13.750	12.272	10.528	7.707	10.104
Value at End of Year	—	—	—	—	13.629	14.115	13.750	12.272	10.528	7.707
Ven 7, 8 No. of Units	—	—	—	—	24,940	36,763	84,204	95,160	68,864	74,303
Ven 9 No. of Units	—	—	—	—	3,781	6,083	14,714	45,222	11,456	10,725

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	14.115	13.750	12.272	10.528	7.707	10.104
Value at End of Year	—	—	—	—	13.629	14.115	13.750	12.272	10.528	7.707
No. of Units	—	—	—	—	388	421	645	3,340	412	115

Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 4-25-08) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.931	17.519	15.668	13.478	9.881	12.500
Value at End of Year	—	—	—	—	17.292	17.931	17.519	15.668	13.478	9.881
Ven 22, 20 No. of Units	—	—	—	—	102,071	111,286	154,140	126,713	80,305	25,502
Ven 24 No. of Units	—	—	—	—	8,890	12,240	22,336	13,437	7,465	1,821

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	17.765	17.392	15.586	13.434	9.868	12.500
Value at End of Year	—	—	—	—	17.099	17.765	17.392	15.586	13.434	9.868
No. of Units	—	—	—	—	6,267	7,989	4,330	2,244	1,634	717

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	17.642	17.298	15.524	13.401	9.859	12.500
Value at End of Year	—	—	—	—	16.955	17.642	17.298	15.524	13.401	9.859
No. of Units	—	—	—	—	18,010	20,051	22,978	28,268	11,928	6,951

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	17.519	—	—	—	—
Value at End of Year	—	—	—	—	—	17.931	—	—	—	—
No. of Units	—	—	—	—	—	69	—	—	—	—

Real Estate Securities Trust - Series I Shares (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	31.086	24.400	19.009	31.825	38.246	28.083	25.461	19.555	14.251	14.088
Value at End of Year	33.556	31.086	24.400	19.009	31.825	38.246	28.083	25.461	19.555	14.251
Ven 22, 20 No. of Units	627,133	765,426	837,750	1,022,417	1,409,793	2,158,440	2,467,720	3,021,827	3,249,352	3,499,807
Ven 24 No. of Units	15,442	19,479	21,610	26,244	35,644	66,221	64,124	76,166	76,239	84,014

Ven 22, 20 Contracts with GEM
Value at Start of Year	27.819	21.879	17.079	28.652	34.502	25.384	23.060	17.747	12.960	12.837
Value at End of Year	29.969	27.819	21.879	17.079	28.652	34.502	25.384	23.060	17.747	12.960
No. of Units	13,525	15,495	18,400	19,111	31,921	40,443	47,141	52,287	51,794	56,750

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	29.443	23.191	18.131	30.462	36.738	27.069	24.628	18.982	13.882	13.771
Value at End of Year	31.672	29.443	23.191	18.131	30.462	36.738	27.069	24.628	18.982	13.882
No. of Units	23,816	35,614	47,720	54,997	101,928	128,963	137,307	140,916	152,775	130,516

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	31.086	24.400	19.009	31.825	38.246	28.083	25.461	19.555	14.251	14.088
Value at End of Year	33.556	31.086	24.400	19.009	31.825	38.246	28.083	25.461	19.555	14.251
Ven 7, 8 No. of Units	122,714	140,109	159,953	217,057	275,438	413,963	445,869	556,511	662,714	708,197
Ven 9 No. of Units	33,483	40,276	43,068	46,446	55,285	91,408	108,497	149,698	179,522	201,089

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 3 Contracts with no Optional Riders
Value at Start of Year	31.086	24.400	19.009	31.825	38.246	28.083	25.461	19.555	14.251	14.088
Value at End of Year	33.556	31.086	24.400	19.009	31.825	38.246	28.083	25.461	19.555	14.251
No. of Units	9,146	9,837	13,574	15,355	20,327	22,541	29,074	38,556	36,426	43,162

Real Estate Securities Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.776	10.028	7.801	13.060	15.686	12.500	—	—	—	—
Value at End of Year	13.796	12.776	10.028	7.801	13.060	15.686	—	—	—	—
Venture No. of Units	185,937	231,709	246,757	174,062	141,443	62,641	—	—	—	—
NY Venture No. of Units	16,603	23,922	23,541	19,096	12,985	2,008	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	25.442	20.020	15.612	26.205	31.552	23.215	21.084	16.227	11.844	12.500
Value at End of Year	27.406	25.442	20.020	15.612	26.205	31.552	23.215	21.084	16.227	11.844
Ven 22, 20 No. of Units	490,468	589,120	681,549	701,546	792,182	987,817	969,057	1,040,281	745,046	239,162
Ven 24 No. of Units	70,091	94,538	114,278	109,242	128,992	140,669	151,333	155,993	83,942	33,209

Ven 22, 20 Contracts with GEM
Value at Start of Year	25.006	19.716	15.406	25.911	31.261	23.047	20.973	16.174	11.829	12.500
Value at End of Year	26.883	25.006	19.716	15.406	25.911	31.261	23.047	20.973	16.174	11.829
No. of Units	20,776	22,012	23,628	29,425	29,961	49,570	46,641	51,832	35,170	11,412

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.568	9.900	7.728	12.984	15.649	12.500	—	—	—	—
Value at End of Year	13.525	12.568	9.900	7.728	12.984	15.649	—	—	—	—
No. of Units	20,747	22,372	19,692	18,919	23,812	11,912	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.683	19.491	15.254	25.693	31.045	22.922	20.890	16.134	11.818	12.500
Value at End of Year	26.497	24.683	19.491	15.254	25.693	31.045	22.922	20.890	16.134	11.818
No. of Units	75,052	94,836	107,238	119,689	149,193	177,935	184,545	164,568	143,081	81,806

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.657	9.955	7.759	13.017	15.665	12.500	—	—	—	—
Value at End of Year	13.641	12.657	9.955	7.759	13.017	15.665	—	—	—	—
Venture No. of Units	125,215	152,957	155,871	113,782	97,687	65,267	—	—	—	—
NY Venture No. of Units	8,541	8,982	9,935	5,816	4,710	2,317	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	24.790	19.566	15.304	25.766	31.117	12.500	—	—	—	—
Value at End of Year	26.625	24.790	19.566	15.304	25.766	31.117	—	—	—	—
NY Venture No. of Units	10,374	12,945	14,644	16,115	27,039	2,184	—	—	—	—

Real Return Bond Trust - Series II Shares (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.521	15.417	13.113	15.033	13.724	13.890	13.916	12.980	12.500	—
Value at End of Year	18.225	16.521	15.417	13.113	15.033	13.724	13.890	13.916	12.980	—
Ven 22, 20 No. of Units	1,234,688	1,398,382	1,712,463	1,779,315	1,660,995	1,929,837	2,383,285	2,285,856	462,402	—
Ven 24 No. of Units	144,291	185,723	224,112	246,730	233,508	260,533	344,643	253,165	85,065	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.270	15.213	12.966	14.894	13.624	13.816	13.870	12.963	12.500	—
Value at End of Year	17.912	16.270	15.213	12.966	14.894	13.624	13.816	13.870	12.963	—
No. of Units	59,319	65,908	142,892	159,104	73,752	79,339	84,380	80,862	61,925	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.084	15.062	12.856	14.790	13.549	13.761	13.836	12.950	12.500	—
Value at End of Year	17.681	16.084	15.062	12.856	14.790	13.549	13.761	13.836	12.950	—
No. of Units	118,126	149,884	172,226	211,011	182,542	201,762	295,708	225,233	67,507	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.521	15.417	13.113	15.033	13.724	13.890	13.916	12.980	12.500	—
Value at End of Year	18.225	16.521	15.417	13.113	15.033	13.724	13.890	13.916	12.980	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	256,919	271,910	169,052	—
Ven 9 No. of Units	33,118	34,692	52,644	71,360	53,732	35,151	54,211	42,216	18,750	—
No. of Units	146,440	162,826	167,442	178,919	178,184	198,123	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.521	15.417	13.113	15.033	13.724	13.890	13.916	12.980	12.500	—
Value at End of Year	18.225	16.521	15.417	13.113	15.033	13.724	13.890	13.916	12.980	—
No. of Units	18,653	13,028	9,654	11,561	8,755	7,753	10,151	13,885	4,989	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Science & Technology Trust - Series I Shares (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.605	4.014	2.475	15.208	3.832	12.397	12.314	12.380	8.348	14.291
Value at End of Year	15.106	16.605	4.014	2.475	15.208	3.832	12.397	12.314	12.380	8.348
Ven 22, 20 No. of Units	3,175,726	3,750,607	4,376,357	5,176,584	6,806,107	9,722,171	12,138,118	14,868,449	17,234,479	17,387,772
Ven 24 No. of Units	118,599	158,880	168,621	194,530	246,061	330,252	391,028	445,661	539,494	560,578

Ven 22, 20 Contracts with GEM
Value at Start of Year	7.299	5.952	3.677	6.725	5.716	5.504	5.479	5.519	3.729	6.396
Value at End of Year	6.627	7.299	5.952	3.677	6.725	5.716	5.504	5.479	5.519	3.729
No. of Units	41,919	71,447	80,933	81,924	60,708	95,637	96,482	113,873	142,348	106,581

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	5.756	4.700	2.908	5.327	4.535	4.373	4.359	4.398	2.976	5.112
Value at End of Year	5.218	5.756	4.700	2.908	5.327	4.535	4.373	4.359	4.398	2.976
No. of Units	166,661	228,637	341,907	417,610	524,917	614,272	791,932	929,793	1,013,844	846,830

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.605	13.512	8.331	15.208	12.900	12.397	12.314	12.380	8.348	14.291
Value at End of Year	15.106	16.605	13.512	8.331	15.208	12.900	12.397	12.314	12.380	8.348
Ven 7, 8 No. of Units	404,304	475,792	544,168	603,364	781,786	906,996	1,255,722	1,735,922	2,139,366	2,306,316
Ven 9 No. of Units	194,136	233,521	259,293	280,594	360,545	481,861	594,757	760,249	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.605	13.512	8.331	15.208	12.900	12.397	12.314	12.380	8.348	14.291
Value at End of Year	15.106	16.605	13.512	8.331	15.208	12.900	12.397	12.314	12.380	8.348
No. of Units	39,720	46,749	85,714	52,769	64,672	56,074	69,273	88,611	100,920	113,410

Science & Technology Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	16.330	13.280	8.184	14.928	12.661	12.500	—	—	—	—
Value at End of Year	14.856	16.330	13.280	8.184	14.928	12.661	—	—	—	—
Venture No. of Units	95,954	121,703	115,646	76,659	68,166	18,086	—	—	—	—
NY Venture No. of Units	4,470	7,094	6,804	6,278	7,090	2,875	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.291	14.912	9.213	16.847	14.325	13.785	13.729	13.814	9.310	12.500
Value at End of Year	16.599	18.291	14.912	9.213	16.847	14.325	13.785	13.729	13.814	9.310
Ven 22, 20 No. of Units	657,441	805,632	925,319	830,540	1,007,506	1,027,513	1,001,616	1,058,705	842,112	162,821
Ven 24 No. of Units	115,574	179,369	170,729	163,297	185,700	189,106	187,671	192,794	130,488	6,103

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.978	14.686	9.092	16.658	14.193	13.685	13.656	13.769	9.298	12.500
Value at End of Year	16.282	17.978	14.686	9.092	16.658	14.193	13.685	13.656	13.769	9.298
No. of Units	20,338	31,668	34,470	36,975	47,723	48,397	44,591	42,493	38,860	10,090

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	16.065	13.111	8.108	14.841	12.632	12.500	—	—	—	—
Value at End of Year	14.564	16.065	13.111	8.108	14.841	12.632	—	—	—	—
No. of Units	8,845	9,028	9,575	7,603	5,188	37	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.746	14.519	9.002	16.517	14.094	13.611	13.602	13.735	9.289	12.500
Value at End of Year	16.048	17.746	14.519	9.002	16.517	14.094	13.611	13.602	13.735	9.289
No. of Units	50,475	60,439	68,827	61,503	80,450	77,237	80,587	144,456	74,189	25,846

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.178	13.183	8.141	14.878	12.645	12.500	—	—	—	—
Value at End of Year	14.689	16.178	13.183	8.141	14.878	12.645	—	—	—	—
Venture No. of Units	82,434	148,216	137,860	114,921	105,574	11,725	—	—	—	—
NY Venture No. of Units	7,923	7,642	9,905	3,790	7,125	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	17.823	14.574	9.031	16.564	14.127	12.500	—	—	—	—
Value at End of Year	16.126	17.823	14.574	9.031	16.564	14.127	—	—	—	—
NY Venture No. of Units	14,355	12,376	13,587	902	3,140	135	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.291	14.912	9.213	16.847	14.325	13.785	—	—	—	—
Value at End of Year	16.599	18.291	14.912	9.213	16.847	14.325	—	—	—	—
Ven 9 No. of Units	185	191	196	201	207	212	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Short Term Government Income Trust - Series I Shares (units first credited 5-03-2010)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.613	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.783	12.613	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	1,914,364	2,303,924	—	—	—	—	—	—	—	—
Ven 24 No. of Units	74,830	93,268	—	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.596	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.740	12.596	—	—	—	—	—	—	—	—
No. of Units	26,166	28,935	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.584	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.708	12.584	—	—	—	—	—	—	—	—
No. of Units	151,694	213,029	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.613	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.783	12.613	—	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	945,848	1,152,373	—	—	—	—	—	—	—	—
Ven 9 No. of Units	444,292	494,189	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.613	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.783	12.613	—	—	—	—	—	—	—	—
No. of Units	120,205	122,302	—	—	—	—	—	—	—	—

Short Term Government Income Trust - Series II Shares (units first credited 5-03-2010)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.619	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.795	12.619	—	—	—	—	—	—	—	—
Venture No. of Units	247,867	289,010	—	—	—	—	—	—	—	—
NY Venture No. of Units	7,330	5,174	—	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.598	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.742	12.598	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	505,042	747,829	—	—	—	—	—	—	—	—
Ven 24 No. of Units	138,678	232,679	—	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.581	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.699	12.581	—	—	—	—	—	—	—	—
No. of Units	36,364	77,568	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.589	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.720	12.589	—	—	—	—	—	—	—	—
No. of Units	20,063	20,239	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.568	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.667	12.568	—	—	—	—	—	—	—	—
No. of Units	330,164	386,663	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.602	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.752	12.602	—	—	—	—	—	—	—	—
Venture No. of Units	225,986	240,402	—	—	—	—	—	—	—	—
NY Venture No. of Units	13,678	107,752	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	12.572	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.678	12.572	—	—	—	—	—	—	—	—
NY Venture No. of Units	2,726	4,692	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.598	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.742	12.598	—	—	—	—	—	—	—	—
No. of Units	21,957	21,957	—	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Small Cap Growth Trust - Series I Shares (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.720	—	—	—	—	—	—	—	—	—
Value at End of Year	17.166	—	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	281,775	—	—	—	—	—	—	—	—	—
Ven 24 No. of Units	8,554	—	—	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.509	—	—	—	—	—	—	—	—	—
Value at End of Year	16.939	—	—	—	—	—	—	—	—	—
No. of Units	3,821	—	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.353	—	—	—	—	—	—	—	—	—
Value at End of Year	16.770	—	—	—	—	—	—	—	—	—
No. of Units	7,190	—	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.720	—	—	—	—	—	—	—	—	—
Value at End of Year	17.166	—	—	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	51,001	—	—	—	—	—	—	—	—	—
Ven 9 No. of Units	11,867	—	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	18.720	—	—	—	—	—	—	—	—	—
Value at End of Year	17.166	—	—	—	—	—	—	—	—	—
No. of Units	12,930	—	—	—	—	—	—	—	—	—

Small Cap Growth Trust - Series II Shares (units first credited 4-29-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.286	11.043	8.310	13.963	12.416	12.500	—	—	—	—
Value at End of Year	12.214	13.286	11.043	8.310	13.963	12.416	—	—	—	—
Venture No. of Units	118,770	131,554	136,995	117,762	91,005	32,696	—	—	—	—
NY Venture No. of Units	11,662	12,087	11,606	10,016	7,869	233	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.720	15.598	11.767	19.823	17.670	15.827	12.500	—	—	—
Value at End of Year	17.166	18.720	15.598	11.767	19.823	17.670	15.827	—	—	—
Ven 22, 20 No. of Units	213,343	461,784	494,560	604,443	590,697	529,795	443,927	—	—	—
Ven 24 No. of Units	35,039	32,581	31,791	40,485	23,374	20,463	7,636	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.509	15.453	11.681	19.717	17.611	15.806	12.500	—	—	—
Value at End of Year	16.939	18.509	15.453	11.681	19.717	17.611	15.806	—	—	—
No. of Units	19,689	33,171	23,608	25,029	10,227	11,121	5,363	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.071	10.902	8.232	13.882	12.387	12.500	—	—	—	—
Value at End of Year	11.974	13.071	10.902	8.232	13.882	12.387	—	—	—	—
No. of Units	7,711	7,794	9,352	9,797	10,595	64	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.353	15.345	11.617	19.639	17.568	15.790	12.500	—	—	—
Value at End of Year	16.770	18.353	15.345	11.617	19.639	17.568	15.790	—	—	—
No. of Units	20,622	22,069	23,029	38,133	26,530	19,352	8,107	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.163	10.962	8.265	13.917	12.399	12.500	—	—	—	—
Value at End of Year	12.076	13.163	10.962	8.265	13.917	12.399	—	—	—	—
Venture No. of Units	102,125	103,793	105,591	106,892	64,084	41,798	—	—	—	—
NY Venture No. of Units	9,724	9,786	9,998	6,172	5,892	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	18.405	15.381	11.638	19.665	17.582	12.500	—	—	—	—
Value at End of Year	16.826	18.405	15.381	11.638	19.665	17.582	—	—	—	—
NY Venture No. of Units	4,630	5,236	3,099	4,628	5,417	2,888	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	15.598	11.767	19.823	17.670	15.827	12.500	—	—	—
Value at End of Year	—	18.720	15.598	11.767	19.823	17.670	15.827	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	41,283	—	—	—
Ven 9 No. of Units	—	14,233	15,129	21,040	13,984	14,417	8,770	—	—	—
No. of Units	—	53,174	56,162	53,187	62,063	58,949	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	15.598	11.767	19.823	17.670	15.827	12.500	—	—	—
Value at End of Year	—	18.720	15.598	11.767	19.823	17.670	15.827	—	—	—
No. of Units	—	12,193	11,955	6,435	4,743	6,630	801	—	—	—

Small Cap Index Trust - Series I Shares (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.427	13.985	11.198	17.132	17.760	15.313	14.946	12.919	8.986	11.605
Value at End of Year	16.411	17.427	13.985	11.198	17.132	17.760	15.313	14.946	12.919	8.986
Ven 22, 20 No. of Units	350,477	413,505	451,424	528,179	710,455	987,319	1,174,571	1,386,012	1,835,133	1,417,326
Ven 24 No. of Units	5,084	5,683	10,672	11,544	17,468	16,850	17,338	22,914	22,328	41,618

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.566	14.125	11.333	17.374	18.046	15.591	15.248	13.206	9.205	11.911
Value at End of Year	16.510	17.566	14.125	11.333	17.374	18.046	15.591	15.248	13.206	9.205
No. of Units	2,015	2,721	3,501	3,761	16,568	22,406	28,106	26,571	21,897	13,651

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.330	13.956	11.214	17.218	17.911	15.497	15.179	13.167	9.191	11.911
Value at End of Year	16.263	17.330	13.956	11.214	17.218	17.911	15.497	15.179	13.167	9.191
No. of Units	17,863	24,787	23,289	31,340	40,760	43,944	53,035	58,468	61,657	54,023

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.427	13.985	11.198	17.132	17.760	15.313	14.946	12.919	8.986	11.605
Value at End of Year	16.411	17.427	13.985	11.198	17.132	17.760	15.313	14.946	12.919	8.986
Ven 7, 8 No. of Units	47,517	51,696	53,582	81,341	93,024	123,307	162,358	184,457	223,843	146,269
Ven 9 No. of Units	3,116	5,476	6,651	7,765	14,146	20,506	24,262	41,083	46,093	120,742

Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.427	13.985	11.198	17.132	17.760	15.313	14.946	12.919	8.986	11.605
Value at End of Year	16.411	17.427	13.985	11.198	17.132	17.760	15.313	14.946	12.919	8.986
No. of Units	4,161	4,217	5,100	5,893	8,053	8,826	9,254	8,875	9,535	3,314

Small Cap Index Trust - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.121	14.573	11.697	17.928	18.620	16.090	15.734	13.623	9.506	12.500
Value at End of Year	17.040	18.121	14.573	11.697	17.928	18.620	16.090	15.734	13.623	9.506
Ven 22, 20 No. of Units	355,805	404,971	386,087	395,732	431,514	474,193	506,650	457,470	354,983	102,200
Ven 24 No. of Units	77,877	88,308	88,392	92,528	92,401	109,509	128,755	136,174	75,773	23,187

Ven 22, 20 Contracts with GEM
Value at Start of Year	17.810	14.352	11.543	17.727	18.448	15.974	15.651	13.578	9.493	12.500
Value at End of Year	16.714	17.810	14.352	11.543	17.727	18.448	15.974	15.651	13.578	9.493
No. of Units	26,138	12,719	13,377	18,095	19,900	18,077	30,424	35,716	39,338	10,015

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.581	14.188	11.428	17.578	18.321	15.887	15.590	13.545	9.484	12.500
Value at End of Year	16.474	17.581	14.188	11.428	17.578	18.321	15.887	15.590	13.545	9.484
No. of Units	31,217	37,374	48,108	50,419	56,686	67,913	57,996	83,685	59,073	23,713

Small Cap Opportunities Trust - Series I Shares (units first credited 5-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
Value at Start of Year	21.751	17.010	12.886	22.583	24.803	22.771	12.500	—	—	—
Value at End of Year	20.771	21.751	17.010	12.886	22.583	24.803	22.771	—	—	—
Ven 22, 20 No. of Units	559,734	735,539	825,842	991,035	1,311,463	1,870,458	2,352,572	—	—	—
Ven 24 No. of Units	15,721	35,342	28,235	28,781	36,892	52,375	61,381	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	21.420	16.785	12.741	22.374	24.623	22.651	12.500	—	—	—
Value at End of Year	20.414	21.420	16.785	12.741	22.374	24.623	22.651	—	—	—
No. of Units	2,391	2,480	2,725	3,382	9,630	12,123	16,481	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.175	16.618	12.633	22.218	24.488	22.561	12.500	—	—	—
Value at End of Year	20.150	21.175	16.618	12.633	22.218	24.488	22.561	—	—	—
No. of Units	15,646	21,116	25,155	38,770	47,695	54,664	69,520	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.751	17.010	12.886	22.583	24.803	22.771	12.500	—	—	—
Value at End of Year	20.771	21.751	17.010	12.886	22.583	24.803	22.771	—	—	—
Ven 7, 8 No. of Units	60,018	76,170	74,314	99,960	125,776	164,170	228,779	—	—	—
Ven 9 No. of Units	19,808	25,863	25,293	26,525	32,954	40,064	54,839	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 3 Contracts with no Optional Riders
Value at Start of Year	21.751	17.010	12.886	22.583	24.803	22.771	12.500	—	—	—
Value at End of Year	20.771	21.751	17.010	12.886	22.583	24.803	22.771	—	—	—
No. of Units	7,028	27,771	4,873	5,256	7,556	16,253	22,905	—	—	—

Small Cap Opportunities Trust - Series II Shares (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	10.769	8.423	6.377	11.172	12.258	12.500	—	—	—	—
Value at End of Year	10.293	10.769	8.423	6.377	11.172	12.258	—	—	—	—
Venture No. of Units	90,255	106,366	88,157	58,244	46,082	24,645	—	—	—	—
NY Venture No. of Units	4,368	6,096	9,908	5,216	5,052	550	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.494	16.852	12.791	22.465	24.712	22.742	21.431	17.320	12.500	—
Value at End of Year	20.491	21.494	16.852	12.791	22.465	24.712	22.742	21.431	17.320	—
Ven 22, 20 No. of Units	336,442	406,610	447,848	472,544	521,836	582,027	638,341	419,738	51,352	—
Ven 24 No. of Units	115,265	134,159	148,480	160,313	153,353	169,464	167,805	59,686	28,866	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	21.167	16.629	12.647	22.256	24.532	22.621	21.360	17.298	12.500	—
Value at End of Year	20.139	21.167	16.629	12.647	22.256	24.532	22.621	21.360	17.298	—
No. of Units	32,689	31,340	32,777	34,220	36,355	35,599	42,847	11,738	5,409	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	10.595	8.315	6.318	11.107	12.230	12.500	—	—	—	—
Value at End of Year	10.090	10.595	8.315	6.318	11.107	12.230	—	—	—	—
No. of Units	2,836	2,785	3,587	3,768	3,211	1,063	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.925	9.723	7.406	22.101	24.398	22.531	21.307	17.281	12.500	—
Value at End of Year	19.879	20.925	9.723	7.406	22.101	24.398	22.531	21.307	17.281	—
No. of Units	30,752	35,578	42,664	45,820	47,809	43,599	52,690	19,905	669	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	10.669	8.361	6.343	11.135	12.242	12.500	—	—	—	—
Value at End of Year	10.176	10.669	8.361	6.343	11.135	12.242	—	—	—	—
Venture No. of Units	29,087	24,347	24,074	20,008	17,603	13,445	—	—	—	—
NY Venture No. of Units	1,725	1,719	2,132	2,224	684	636	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	21.005	16.518	12.576	22.153	24.443	12.500	—	—	—	—
Value at End of Year	19.965	21.005	16.518	12.576	22.153	24.443	—	—	—	—
NY Venture No. of Units	1,161	1,213	85	87	85	78	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.494	16.852	12.791	22.465	24.712	22.742	21.431	17.320	12.500	—
Value at End of Year	20.491	21.494	16.852	12.791	22.465	24.712	22.742	21.431	17.320	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	41,815	21,116	—
Ven 9 No. of Units	215	226	238	249	264	275	286	8,878	1,965	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	17.320	12.500	—
Value at End of Year	—	—	—	—	—	—	—	21.431	17.320	—
No. of Units	—	—	—	—	—	—	—	302	—	—

Small Cap Trust (merged into Small Cap Growth Trust eff 11-07-08) - Series II Shares (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.007	14.168	12.500	—	—	—
Value at End of Year	—	—	—	—	14.840	15.007	14.168	—	—	—
Ven 22, 20 No. of Units	—	—	—	—	22,465	28,453	11,583	—	—	—
Ven 24 No. of Units	—	—	—	—	928	1,006	1,089	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	14.957	14.117	—	—	—	—
Value at End of Year	—	—	—	—	14.761	14.957	—	—	—	—
No. of Units	—	—	—	—	55	55	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	14.920	14.135	12.500	—	—	—
Value at End of Year	—	—	—	—	14.702	14.920	14.135	—	—	—
No. of Units	—	—	—	—	431	711	429	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	15.007	14.168	12.500	—	—	—
Value at End of Year	—	—	—	—	14.840	15.007	14.168	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	527	—	—	—
No. of Units	—	—	—	—	6,974	1,227	—	—	—	—

Small Cap Value Trust - Series II Shares (units first credited 4-29-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	14.996	12.046	9.491	13.021	13.599	12.500	—	—	—	—
Value at End of Year	14.950	14.996	12.046	9.491	13.021	13.599	—	—	—	—
Venture No. of Units	150,988	170,114	160,740	142,180	112,226	27,797	—	—	—	—
NY Venture No. of Units	23,062	24,621	24,974	11,693	10,585	871	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.272	14.714	11.622	15.984	16.736	14.258	12.500	—	—	—
Value at End of Year	18.170	18.272	14.714	11.622	15.984	16.736	14.258	—	—	—
Ven 22, 20 No. of Units	596,108	678,366	661,239	1,147,688	1,448,803	1,409,877	889,555	—	—	—
Ven 24 No. of Units	44,860	43,183	41,141	62,463	49,904	28,700	14,218	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.066	14.577	11.537	15.899	16.681	14.239	12.500	—	—	—
Value at End of Year	17.929	18.066	14.577	11.537	15.899	16.681	14.239	—	—	—
No. of Units	10,908	18,206	10,176	13,694	38,453	36,478	20,688	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	14.753	11.892	9.403	12.945	13.568	12.500	—	—	—	—
Value at End of Year	14.656	14.753	11.892	9.403	12.945	13.568	—	—	—	—
No. of Units	14,200	15,310	19,872	18,663	16,410	3,185	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.913	14.475	11.474	15.836	16.639	14.225	12.500	—	—	—
Value at End of Year	17.751	17.913	14.475	11.474	15.836	16.639	14.225	—	—	—
No. of Units	26,730	35,117	35,164	39,356	50,611	33,045	21,703	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.857	11.958	9.440	12.978	13.581	12.500	—	—	—	—
Value at End of Year	14.782	14.857	11.958	9.440	12.978	13.581	—	—	—	—
Venture No. of Units	115,986	115,471	112,887	96,512	80,851	21,685	—	—	—	—
NY Venture No. of Units	8,061	8,036	8,122	5,197	4,801	2,136	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	17.963	14.509	11.495	15.857	16.653	12.500	—	—	—	—
Value at End of Year	17.810	17.963	14.509	11.495	15.857	16.653	—	—	—	—
NY Venture No. of Units	4,179	4,358	3,195	5,597	4,396	172	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.272	14.714	11.622	15.984	16.736	14.258	12.500	—	—	—
Value at End of Year	18.170	18.272	14.714	11.622	15.984	16.736	14.258	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	101,990	—	—	—
Ven 9 No. of Units	29,745	34,788	30,746	35,736	24,600	22,786	6,758	—	—	—
No. of Units	95,627	105,428	107,570	164,728	157,980	187,936	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	18.272	14.714	11.622	15.984	16.736	14.258	12.500	—	—	—
Value at End of Year	18.170	18.272	14.714	11.622	15.984	16.736	14.258	—	—	—
No. of Units	19,365	16,207	17,038	11,133	33,638	34,123	18,779	—	—	—

Small Company Blend Trust (merged into Small Cap Opportunities Trust eff 5-01-05) - Series I Shares (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.276	8.911	12.139
Value at End of Year	—	—	—	—	—	—	—	12.976	12.276	8.911
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	4,325,397	5,075,580	5,014,141
Ven 24 No. of Units	—	—	—	—	—	—	—	123,464	145,073	144,646

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	10.760	7.826	10.682
Value at End of Year	—	—	—	—	—	—	—	11.350	10.760	7.826
No. of Units	—	—	—	—	—	—	—	36,131	44,302	39,878

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	9.284	6.762	9.244
Value at End of Year	—	—	—	—	—	—	—	9.778	9.284	6.762
No. of Units	—	—	—	—	—	—	—	161,796	201,228	164,768

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.276	8.911	12.139
Value at End of Year	—	—	—	—	—	—	—	12.976	12.276	8.911
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	407,278	527,084	508,455
Ven 9 No. of Units	—	—	—	—	—	—	—	87,479	102,804	98,315

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.276	8.911	12.139
Value at End of Year	—	—	—	—	—	—	—	12.976	12.276	8.911
No. of Units	—	—	—	—	—	—	—	32,576	40,259	39,794

Small Company Blend Trust (merged into Small Cap Opportunities Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.514	9.088	12.500
Value at End of Year	—	—	—	—	—	—	—	13.207	12.514	9.088
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	923,738	732,640	199,758
Ven 24 No. of Units	—	—	—	—	—	—	—	175,142	96,232	18,573

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	12.473	9.077	12.500
Value at End of Year	—	—	—	—	—	—	—	13.137	12.473	9.077
No. of Units	—	—	—	—	—	—	—	35,098	24,748	2,238

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	12.443	9.068	12.500
Value at End of Year	—	—	—	—	—	—	—	13.086	12.443	9.068
No. of Units	—	—	—	—	—	—	—	71,596	62,435	19,341

Small Company Trust (merged into Small Company Value Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.059	16.373	15.751	15.070	12.500	—	—
Value at End of Year	—	—	—	8.419	15.059	16.373	15.751	15.070	—	—
Ven 22, 20 No. of Units	—	—	—	110,260	128,244	211,447	711,441	156,818	—	—
Ven 24 No. of Units	—	—	—	4,141	6,746	8,719	9,002	3,424	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	14.949	16.286	15.699	15.050	12.500	—	—
Value at End of Year	—	—	—	8.341	14.949	16.286	15.699	15.050	—	—
No. of Units	—	—	—	520	509	493	5,280	5,951	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	14.867	16.221	15.660	15.035	12.500	—	—
Value at End of Year	—	—	—	8.282	14.867	16.221	15.660	15.035	—	—
No. of Units	—	—	—	331	1,140	1,759	3,000	431	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	15.059	16.373	15.751	15.070	12.500	—	—
Value at End of Year	—	—	—	8.419	15.059	16.373	15.751	15.070	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	91,974	27,170	—	—
Ven 9 No. of Units	—	—	—	1,494	1,770	2,002	13,958	570	—	—
No. of Units	—	—	—	12,862	14,894	23,614	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	15.059	16.373	15.751	15.070	12.500	—	—
Value at End of Year	—	—	—	8.419	15.059	16.373	15.751	15.070	—	—
No. of Units	—	—	—	1,390	1,391	1,392	2,092	—	—	—

Small Company Value Trust - Series I Shares (units first credited 10-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	25.014	20.902	16.601	23.079	23.690	20.813	19.719	15.974	12.119	13.064
Value at End of Year	24.438	25.014	20.902	16.601	23.079	23.690	20.813	19.719	15.974	12.119
Ven 22, 20 No. of Units	1,167,231	1,361,761	1,633,501	2,043,615	2,879,871	4,102,170	5,175,570	6,627,653	7,037,429	7,442,445
Ven 24 No. of Units	38,963	49,245	56,651	66,461	80,449	105,037	126,730	144,770	153,847	184,978

Ven 22, 20 Contracts with GEM
Value at Start of Year	24.321	20.364	16.206	22.575	23.219	20.441	19.405	15.750	11.973	12.933
Value at End of Year	23.714	24.321	20.364	16.206	22.575	23.219	20.441	19.405	15.750	11.973
No. of Units	14,526	19,147	26,548	34,164	42,713	48,731	59,073	70,066	86,161	72,528

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	25.940	21.752	17.336	24.187	24.914	21.966	20.883	16.976	12.924	13.981
Value at End of Year	25.254	25.940	21.752	17.336	24.187	24.914	21.966	20.883	16.976	12.924
No. of Units	49,069	59,907	80,767	109,811	152,439	183,259	228,275	246,837	265,650	230,753

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	25.014	20.902	16.601	23.079	23.690	20.813	19.719	15.974	12.119	13.064
Value at End of Year	24.438	25.014	20.902	16.601	23.079	23.690	20.813	19.719	15.974	12.119
Ven 7, 8 No. of Units	197,848	234,017	293,225	369,663	496,299	629,352	788,614	1,026,510	1,035,166	1,080,029
Ven 9 No. of Units	56,564	62,123	67,487	85,139	123,733	159,904	218,729	314,603	335,127	392,414

Ven 3 Contracts with no Optional Riders
Value at Start of Year	25.014	20.902	16.601	23.079	23.690	20.813	19.719	15.974	12.119	13.064
Value at End of Year	24.438	25.014	20.902	16.601	23.079	23.690	20.813	19.719	15.974	12.119
No. of Units	28,559	27,232	30,532	44,056	37,297	47,755	54,697	77,298	80,615	89,991

Small Company Value Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	13.257	11.068	8.783	12.208	12.526	12.500	—	—	—	—
Value at End of Year	12.948	13.257	11.068	8.783	12.208	12.526	—	—	—	—
Venture No. of Units	180,558	197,958	209,068	193,885	139,212	53,536	—	—	—	—
NY Venture No. of Units	15,847	16,481	19,146	12,912	12,788	4,243	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.808	17.417	13.855	19.306	19.859	17.480	16.600	13.474	10.230	12.500
Value at End of Year	20.273	20.808	17.417	13.855	19.306	19.859	17.480	16.600	13.474	10.230
Ven 22, 20 No. of Units	810,580	934,857	1,122,003	1,205,430	1,446,589	1,752,314	1,876,146	1,948,372	1,446,530	532,477
Ven 24 No. of Units	196,680	237,217	260,289	291,150	332,368	377,309	402,190	369,021	239,594	58,245

Ven 22, 20 Contracts with GEM
Value at Start of Year	20.451	17.152	13.673	19.090	19.676	17.354	16.513	13.430	10.217	12.500
Value at End of Year	19.886	20.451	17.152	13.673	19.090	19.676	17.354	16.513	13.430	10.217
No. of Units	42,946	47,687	53,211	70,703	82,022	108,144	138,664	144,771	92,335	23,983

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	13.041	10.927	8.701	12.136	12.497	12.500	—	—	—	—
Value at End of Year	12.694	13.041	10.927	8.701	12.136	12.497	—	—	—	—
No. of Units	9,430	10,474	10,699	12,403	16,592	5,059	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.188	16.957	13.537	18.929	19.540	17.259	16.447	13.397	10.208	12.500
Value at End of Year	19.601	20.188	16.957	13.537	18.929	19.540	17.259	16.447	13.397	10.208
No. of Units	147,736	172,635	202,791	228,284	316,731	349,994	366,916	356,744	307,326	140,797

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	13.133	10.987	8.736	12.167	12.509	12.500	—	—	—	—
Value at End of Year	12.802	13.133	10.987	8.736	12.167	12.509	—	—	—	—
Venture No. of Units	85,534	88,532	94,870	70,758	55,691	35,728	—	—	—	—
NY Venture No. of Units	23,217	23,292	24,181	24,173	4,807	6,354	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	20.275	17.022	13.582	18.982	19.585	12.500	—	—	—	—
Value at End of Year	19.695	20.275	17.022	13.582	18.982	19.585	—	—	—	—
NY Venture No. of Units	1,641	1,272	1,305	1,573	2,106	146	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	19.859	17.480	16.600	—	—	—
Value at End of Year	—	—	—	—	19.306	19.859	17.480	—	—	—
Ven 9 No. of Units	—	—	—	—	1,092	1,092	1,092	—	—	—

Smaller Company Growth Trust - Series I Shares (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.189	13.129	12.500	—	—	—	—	—	—	—
Value at End of Year	14.829	16.189	13.129	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	1,077,510	1,332,808	1,549,950	—	—	—	—	—	—	—
Ven 24 No. of Units	28,362	48,487	46,228	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.152	13.125	12.500	—	—	—	—	—	—	—
Value at End of Year	14.766	16.152	13.125	—	—	—	—	—	—	—
No. of Units	7,941	12,602	17,748	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.125	13.123	12.500	—	—	—	—	—	—	—
Value at End of Year	14.719	16.125	13.123	—	—	—	—	—	—	—
No. of Units	20,157	26,093	38,967	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.189	13.129	12.500	—	—	—	—	—	—	—
Value at End of Year	14.829	16.189	13.129	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	124,553	152,667	174,895	—	—	—	—	—	—	—
Ven 9 No. of Units	69,661	81,760	83,070	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.189	13.129	12.500	—	—	—	—	—	—	—
Value at End of Year	14.829	16.189	13.129	—	—	—	—	—	—	—
No. of Units	11,427	12,154	12,857	—	—	—	—	—	—	—

Smaller Company Growth Trust - Series II Shares (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.152	13.119	12.500	—	—	—	—	—	—	—
Value at End of Year	14.766	16.152	13.119	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	317,569	364,521	431,249	—	—	—	—	—	—	—
Ven 24 No. of Units	82,044	108,040	103,287	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	16.116	13.116	12.500	—	—	—	—	—	—	—
Value at End of Year	14.704	16.116	13.116	—	—	—	—	—	—	—
No. of Units	25,096	26,845	26,924	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.088	13.113	12.500	—	—	—	—	—	—	—
Value at End of Year	14.657	16.088	13.113	—	—	—	—	—	—	—
No. of Units	26,654	33,948	37,913	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.152	13.119	12.500	—	—	—	—	—	—	—
Value at End of Year	14.766	16.152	13.119	—	—	—	—	—	—	—
No. of Units	151	151	152	—	—	—	—	—	—	—

Special Value Trust (merged into Small Cap Value Trust eff 11-09-07) - Series II Shares (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.228	18.517	15.655	12.500	—
Value at End of Year	—	—	—	—	—	20.970	19.228	18.517	15.655	—
Ven 22, 20 No. of Units	—	—	—	—	—	107,081	136,496	141,950	20,888	—
Ven 24 No. of Units	—	—	—	—	—	8,453	9,028	8,656	654	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	19.126	18.456	15.635	12.500	—
Value at End of Year	—	—	—	—	—	20.817	19.126	18.456	15.635	—
No. of Units	—	—	—	—	—	1,034	930	311	3,629	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.050	18.410	15.620	12.500	—
Value at End of Year	—	—	—	—	—	20.704	19.050	18.410	15.620	—
No. of Units	—	—	—	—	—	14,463	15,551	13,964	338	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	19.228	18.517	15.655	12.500	—
Value at End of Year	—	—	—	—	—	20.970	19.228	18.517	15.655	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	15,632	9,175	48	—
Ven 9 No. of Units	—	—	—	—	—	2,971	3,184	6,727	265	—
No. of Units	—	—	—	—	—	15,308	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	18.517	15.655	12.500	—
Value at End of Year	—	—	—	—	—	—	19.228	18.517	15.655	—
No. of Units	—	—	—	—	—	—	270	56	—	—

Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-10) - Series I Shares (units first credited 2-19-1993)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	17.786	21.493	21.832	20.680	20.419	19.414	17.405	16.199
Value at End of Year	—	—	21.645	17.786	21.493	21.832	20.680	20.419	19.414	17.405
Ven 22, 20 No. of Units	—	—	1,442,271	1,635,014	2,460,775	2,769,430	3,470,122	4,030,892	4,828,044	5,456,736
Ven 24 No. of Units	—	—	35,177	36,574	50,333	74,426	80,443	132,214	151,800	167,157

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	14.065	17.031	17.334	16.452	16.278	15.507	13.930	12.991
Value at End of Year	—	—	17.083	14.065	17.031	17.334	16.452	16.278	15.507	13.930
No. of Units	—	—	10,194	9,928	30,508	42,794	43,704	55,732	30,525	28,190

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	14.434	17.504	17.842	16.960	16.805	16.034	14.425	13.472
Value at End of Year	—	—	17.504	14.434	17.504	17.842	16.960	16.805	16.034	14.425
No. of Units	—	—	113,001	162,327	230,888	248,898	260,839	272,635	327,012	396,081

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	17.786	21.493	21.832	20.680	20.419	19.414	17.405	16.199
Value at End of Year	—	—	21.645	17.786	21.493	21.832	20.680	20.419	19.414	17.405
Ven 7, 8 No. of Units	—	—	590,734	655,746	857,957	964,244	1,171,444	1,376,175	1,712,442	2,051,726
Ven 9 No. of Units	—	—	230,084	274,098	335,042	422,588	487,218	643,644	779,734	987,706

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	17.786	21.493	21.832	20.680	20.419	19.414	17.405	16.199
Value at End of Year	—	—	21.645	17.786	21.493	21.832	20.680	20.419	19.414	17.405
No. of Units	—	—	18,261	19,045	25,803	27,763	37,089	36,991	46,767	75,280

Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-10) - Series II Shares (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	10.853	13.116	13.303	12.500	—	—	—	—
Value at End of Year	—	—	13.210	10.853	13.116	13.303	—	—	—	—
Venture No. of Units	—	—	183,943	119,874	65,654	12,290	—	—	—	—
NY Venture No. of Units	—	—	4,039	2,944	1,751	136	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	13.174	15.960	16.229	15.400	15.244	14.531	13.049	12.500
Value at End of Year	—	—	15.995	13.174	15.960	16.229	15.400	15.244	14.531	13.049
Ven 22, 20 No. of Units	—	—	730,187	708,136	972,448	1,157,200	1,204,561	841,722	437,824	76,953
Ven 24 No. of Units	—	—	256,313	246,474	305,759	306,383	301,634	170,157	73,615	9,379

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	13.000	15.781	16.079	15.288	15.164	14.483	13.032	12.500
Value at End of Year	—	—	15.752	13.000	15.781	16.079	15.288	15.164	14.483	13.032
No. of Units	—	—	34,817	37,195	87,712	94,599	81,202	57,020	43,256	7,205

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	10.752	13.040	13.272	12.500	—	—	—	—
Value at End of Year	—	—	13.042	10.752	13.040	13.272	—	—	—	—
No. of Units	—	—	5,905	5,539	7,492	2,513	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	12.871	15.649	15.968	15.205	15.104	14.448	13.020	12.500
Value at End of Year	—	—	15.573	12.871	15.649	15.968	15.205	15.104	14.448	13.020
No. of Units	—	—	168,015	187,761	246,226	268,083	253,637	209,391	182,221	86,329

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	10.795	13.072	13.285	12.500	—	—	—	—
Value at End of Year	—	—	13.114	10.795	13.072	13.285	—	—	—	—
Venture No. of Units	—	—	62,049	45,249	40,733	11,126	—	—	—	—
NY Venture No. of Units	—	—	5,097	5,128	4,714	667	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	15.693	—	16.005	12.500	—	—	—	—
Value at End of Year	—	—	15.632	—	15.693	16.005	—	—	—	—
NY Venture No. of Units	—	—	408	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	13.174	15.960	16.229	15.400	—	—	—	—
Value at End of Year	—	—	15.995	13.174	15.960	16.229	—	—	—	—
Ven 9 No. of Units	—	—	565	579	596	611	—	—	—	—

Strategic Growth Trust (merged into U.S. Global Leaders Growth Trust eff 5-01-05) - Series I Shares (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	9.690	7.746	10.917
Value at End of Year	—	—	—	—	—	—	—	10.182	9.690	7.746
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	1,702,814	2,001,578	2,281,765
Ven 24 No. of Units	—	—	—	—	—	—	—	15,166	18,904	25,476

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	9.639	7.720	10.902
Value at End of Year	—	—	—	—	—	—	—	10.108	9.639	7.720
No. of Units	—	—	—	—	—	—	—	49,569	76,772	125,303

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	9.600	7.701	10.891
Value at End of Year	—	—	—	—	—	—	—	10.052	9.600	7.701
No. of Units	—	—	—	—	—	—	—	153,068	162,312	180,474

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	9.690	7.746	10.917
Value at End of Year	—	—	—	—	—	—	—	10.182	9.690	7.746
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	492,837	608,277	647,858
Ven 9 No. of Units	—	—	—	—	—	—	—	7,919	10,477	9,180

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	9.690	7.746	10.917
Value at End of Year	—	—	—	—	—	—	—	10.182	9.690	7.746
No. of Units	—	—	—	—	—	—	—	8,355	16,952	6,670

Strategic Growth Trust (merged into U.S. Global Leaders Growth Trust eff 5-01-05) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.966	10.385	12.500
Value at End of Year	—	—	—	—	—	—	—	13.588	12.966	10.385
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	384,247	348,820	93,839
Ven 24 No. of Units	—	—	—	—	—	—	—	135,381	160,733	42,059

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	12.924	10.372	12.500
Value at End of Year	—	—	—	—	—	—	—	13.516	12.924	10.372
No. of Units	—	—	—	—	—	—	—	61,273	50,422	10,010

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	12.892	10.362	12.500
Value at End of Year	—	—	—	—	—	—	—	13.463	12.892	10.362
No. of Units	—	—	—	—	—	—	—	73,095	69,535	19,777

Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.484	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.597	18.484	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	1,424,937	1,745,334	—	—	—	—	—	—	—	—
Ven 24 No. of Units	32,823	40,376	—	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.239	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.314	18.239	—	—	—	—	—	—	—	—
No. of Units	8,636	9,430	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.058	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.105	18.058	—	—	—	—	—	—	—	—
No. of Units	49,132	84,314	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.484	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.597	18.484	—	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	531,914	638,809	—	—	—	—	—	—	—	—
Ven 9 No. of Units	220,803	268,091	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	18.484	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.597	18.484	—	—	—	—	—	—	—	—
No. of Units	21,855	31,870	—	—	—	—	—	—	—	—

Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 5-03-2004)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.696	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.788	12.696	—	—	—	—	—	—	—	—
Venture No. of Units	172,387	219,158	—	—	—	—	—	—	—	—
NY Venture No. of Units	3,228	4,890	—	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.469	16.213	13.004	14.454	13.890	13.561	13.483	12.500	—	—
Value at End of Year	18.557	18.469	16.213	13.004	14.454	13.890	13.561	13.483	—	—
Ven 22, 20 No. of Units	675,296	763,775	226,974	200,325	287,936	327,701	277,989	175,332	—	—
Ven 24 No. of Units	231,254	262,888	23,205	11,109	13,047	18,709	12,333	5,218	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.225	16.030	12.883	14.349	13.817	13.516	13.465	12.500	—	—
Value at End of Year	18.274	18.225	16.030	12.883	14.349	13.817	13.516	13.465	—	—
No. of Units	36,284	40,231	469	470	1,481	2,095	4,765	5,547	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.689	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.737	12.689	—	—	—	—	—	—	—	—
No. of Units	7,602	8,265	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.043	15.895	12.793	14.270	13.762	13.483	13.452	12.500	—	—
Value at End of Year	18.066	18.043	15.895	12.793	14.270	13.762	13.483	13.452	—	—
No. of Units	120,560	163,571	31,186	32,327	41,626	34,796	32,367	8,047	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.692	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.759	12.692	—	—	—	—	—	—	—	—
Venture No. of Units	61,367	79,141	—	—	—	—	—	—	—	—
NY Venture No. of Units	4,251	6,042	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	18.104	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.135	18.104	—	—	—	—	—	—	—	—
NY Venture No. of Units	4,384	4,398	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.469	16.213	13.004	14.454	13.890	13.561	13.483	12.500	—	—
Value at End of Year	18.557	18.469	16.213	13.004	14.454	13.890	13.561	13.483	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	14,242	18,169	—	—
Ven 9 No. of Units	520	535	1,829	1,755	1,864	2,711	2,486	—	—	—
No. of Units	531,913	—	9,967	10,247	14,331	15,176	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.213	—	13.004	14.454	13.890	13.561	13.483	12.500	—	—
Value at End of Year	18.597	—	16.213	13.004	14.454	13.890	13.561	13.483	—	—
No. of Units	21,855	—	4,545	813	888	1,629	1,618	—	—	—

Strategic Opportunities Trust (merged into Large Cap Trust eff 4-27-07) - Series I Shares (units first credited 6-18-1985)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	27.305	25.235	22.785	18.361	30.409
Value at End of Year	—	—	—	—	—	30.199	27.305	25.235	22.785	18.361
Ven 22, 20 No. of Units	—	—	—	—	—	4,765,178	6,053,185	7,625,937	9,236,387	11,136,302
Ven 24 No. of Units	—	—	—	—	—	87,779	102,849	126,901	152,186	175,537

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	8.805	8.154	7.377	5.957	9.885
Value at End of Year	—	—	—	—	—	9.719	8.805	8.154	7.377	5.957
No. of Units	—	—	—	—	—	94,258	95,649	101,502	120,871	132,025

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	8.827	8.186	7.417	5.998	9.969
Value at End of Year	—	—	—	—	—	9.728	8.827	8.186	7.417	5.998
No. of Units	—	—	—	—	—	257,972	330,321	406,631	485,381	522,347

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	27.305	25.235	22.785	18.361	30.409
Value at End of Year	—	—	—	—	—	30.199	27.305	25.235	22.785	18.361
Ven 7, 8 No. of Units	—	—	—	—	—	3,297,170	3,996,865	4,927,840	6,005,859	7,220,307
Ven 9 No. of Units	—	—	—	—	—	675,075	841,497	1,032,267	1,206,545	1,392,298

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	27.305	25.235	22.785	18.361	30.409
Value at End of Year	—	—	—	—	—	30.199	27.305	25.235	22.785	18.361
No. of Units	—	—	—	—	—	276,067	329,542	385,108	435,002	496,511

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 1 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	45.290	41.811	37.712	30.357	50.221
Value at End of Year	—	—	—	—	—	50.146	45.290	41.811	37.712	30.357
No. of Units	—	—	—	—	—	4,693	4,699	8,484	8,494	9,041

Strategic Opportunities Trust (merged into Large Cap Trust eff 4-27-07) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.180	11.275	10.174	8.213	12.500
Value at End of Year	—	—	—	—	—	13.442	12.180	11.275	10.174	8.213
Ven 22, 20 No. of Units	—	—	—	—	—	364,006	387,884	388,371	365,084	141,456
Ven 24 No. of Units	—	—	—	—	—	71,997	81,753	84,550	152,186	5,652

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	12.092	11.215	10.141	8.203	12.500
Value at End of Year	—	—	—	—	—	13.318	12.092	11.215	10.141	8.203
No. of Units	—	—	—	—	—	36,825	38,453	44,688	45,611	23,769

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	12.026	11.171	10.116	8.195	12.500
Value at End of Year	—	—	—	—	—	13.226	12.026	11.171	10.116	8.195
No. of Units	—	—	—	—	—	23,586	23,747	25,705	31,142	8,850

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	12.180	—	—	—	—
Value at End of Year	—	—	—	—	—	13.442	—	—	—	—
Ven 9 No. of Units	—	—	—	—	—	496	—	—	—	—

Strategic Value Trust (formerly Capital Opportunities Trust) (merged into Large Cap Value Trust eff 12-01-06) - Series I Shares (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	11.242	9.663	7.609	10.600
Value at End of Year	—	—	—	—	—	—	11.053	11.242	9.663	7.609
Ven 22, 20 No. of Units	—	—	—	—	—	—	995,596	1,293,095	1,458,463	1,428,772
Ven 24 No. of Units	—	—	—	—	—	—	24,281	23,181	30,698	37,192

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	11.160	9.612	7.584	10.585
Value at End of Year	—	—	—	—	—	—	10.951	11.160	9.612	7.584
No. of Units	—	—	—	—	—	—	37,808	52,905	65,537	71,394

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	11.098	9.573	7.565	10.575
Value at End of Year	—	—	—	—	—	—	10.874	11.098	9.573	7.565
No. of Units	—	—	—	—	—	—	94,595	95,400	111,148	133,443

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	11.242	9.663	7.609	10.600
Value at End of Year	—	—	—	—	—	—	11.053	11.242	9.663	7.609
Ven 7, 8 No. of Units	—	—	—	—	—	—	87,397	133,889	174,850	186,855
Ven 9 No. of Units	—	—	—	—	—	—	11,776	30,764	26,960	16,885

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	11.242	9.663	7.609	10.600
Value at End of Year	—	—	—	—	—	—	11.053	11.242	9.663	7.609
No. of Units	—	—	—	—	—	—	5,435	7,378	15,764	7,185

Strategic Value Trust (formerly Capital Opportunities Trust) (merged into Large Cap Value Trust eff 12-01-06) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	14.481	12.467	9.825	12.500
Value at End of Year	—	—	—	—	—	—	14.204	14.481	12.467	9.825
Ven 22, 20 No. of Units	—	—	—	—	—	—	281,689	291,241	217,127	58,726
Ven 24 No. of Units	—	—	—	—	—	—	176,263	144,571	81,978	3,533

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	14.404	12.427	9.813	12.500
Value at End of Year	—	—	—	—	—	—	14.101	14.404	12.427	9.813
No. of Units	—	—	—	—	—	—	24,513	18,916	20,509	7,196

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	14.348	12.396	9.803	12.500
Value at End of Year	—	—	—	—	—	—	14.025	14.348	12.396	9.803
No. of Units	—	—	—	—	—	—	67,453	58,996	46,826	34,800

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Total Bond Market Trust A - Series II Shares (units first credited 8-02-2010)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.424	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.122	12.424	—	—	—	—	—	—	—	—
Venture No. of Units	1,837,472	439,859	—	—	—	—	—	—	—	—
NY Venture No. of Units	66,962	53,592	—	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.438	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.211	14.438	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	470,536	105,962	—	—	—	—	—	—	—	—
Ven 24 No. of Units	30,322	1,559	—	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	15.070	—	—	—	—	—	—	—	—	—
No. of Units	7,308	—	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.057	—	—	—	—	—	—	—	—	—
No. of Units	3,198	—	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.254	12.500	—	—	—	—	—	—	—	—
Value at End of Year	14.965	14.254	—	—	—	—	—	—	—	—
No. of Units	45,495	5,926	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.414	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.085	12.414	—	—	—	—	—	—	—	—
Venture No. of Units	553,824	156,733	—	—	—	—	—	—	—	—
NY Venture No. of Units	28,284	—	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	14.438	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.211	14.438	—	—	—	—	—	—	—	—
Ven 9 No. of Units	2,504	—	—	—	—	—	—	—	—	—
No. of Units	11,306	453	—	—	—	—	—	—	—	—

Total Return Trust - Series I Shares (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	22.041	20.764	18.537	18.293	17.100	16.739	16.564	16.005	15.455	14.311
Value at End of Year	22.586	22.041	20.764	18.537	18.293	17.100	16.739	16.564	16.005	15.455
Ven 22, 20 No. of Units	3,255,358	3,999,673	4,490,337	4,879,620	5,702,768	7,219,050	8,524,495	10,183,408	12,880,819	16,498,774
Ven 24 No. of Units	168,544	203,021	240,117	240,660	324,568	375,350	453,502	523,343	648,851	764,140

Ven 22, 20 Contracts with GEM
Value at Start of Year	20.159	19.030	17.022	16.832	15.766	15.464	15.333	14.845	14.364	13.327
Value at End of Year	20.616	20.159	19.030	17.022	16.832	15.766	15.464	15.333	14.845	14.364
No. of Units	64,924	81,038	87,579	87,522	97,038	124,195	136,043	146,317	165,771	235,757

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.990	19.843	17.777	17.605	16.515	16.222	16.109	15.620	15.136	14.065
Value at End of Year	21.434	20.990	19.843	17.777	17.605	16.515	16.222	16.109	15.620	15.136
No. of Units	333,231	428,096	530,489	633,535	772,851	1,051,023	1,191,675	1,390,261	1,625,590	1,785,674

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	22.041	20.764	18.537	18.293	17.100	16.739	16.564	16.005	15.455	14.311
Value at End of Year	22.586	22.041	20.764	18.537	18.293	17.100	16.739	16.564	16.005	15.455
Ven 7, 8 No. of Units	774,168	821,550	940,140	951,680	922,607	992,396	1,207,624	1,419,106	1,926,539	2,525,927
Ven 9 No. of Units	145,054	168,674	189,756	180,168	191,545	197,602	243,091	316,806	450,176	579,205

Ven 3 Contracts with no Optional Riders
Value at Start of Year	22.041	20.764	18.537	18.293	17.100	16.739	16.564	16.005	15.455	14.311
Value at End of Year	22.586	22.041	20.764	18.537	18.293	17.100	16.739	16.564	16.005	15.455
No. of Units	52,366	69,630	50,940	66,655	58,716	60,994	86,061	84,248	104,470	135,170

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02

Total Return Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	16.702	15.730	14.037	13.840	12.930	12.500	—	—	—	—
Value at End of Year	17.123	16.702	15.730	14.037	13.840	12.930	—	—	—	—
Venture No. of Units	961,136	1,032,723	1,095,932	489,050	289,213	97,826	—	—	—	—
NY Venture No. of Units	66,096	69,224	60,973	33,205	13,778	3,004	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.735	17.689	15.824	15.641	14.650	14.365	14.246	13.798	13.342	12.500
Value at End of Year	19.159	18.735	17.689	15.824	15.641	14.650	14.365	14.246	13.798	13.342
Ven 22, 20 No. of Units	2,112,982	2,621,562	2,694,893	2,511,107	2,480,202	2,749,259	2,856,699	2,851,285	2,591,227	864,791
Ven 24 No. of Units	550,194	657,731	739,908	714,860	716,595	814,856	852,979	836,724	772,467	236,863

Ven 22, 20 Contracts with GEM
Value at Start of Year	18.414	17.420	15.615	15.465	14.515	14.261	14.171	13.753	13.325	12.500
Value at End of Year	18.794	18.414	17.420	15.615	15.465	14.515	14.261	14.171	13.753	13.325
No. of Units	142,943	198,259	222,831	179,375	192,640	204,746	183,658	183,071	176,536	67,700

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	16.431	15.529	13.906	13.759	12.900	12.500	—	—	—	—
Value at End of Year	16.787	16.431	15.529	13.906	13.759	12.900	—	—	—	—
No. of Units	27,943	30,049	46,586	34,384	9,817	3,612	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.177	17.222	15.460	15.335	14.414	14.183	14.115	13.719	13.313	12.500
Value at End of Year	18.524	18.177	17.222	15.460	15.335	14.414	14.183	14.115	13.719	13.313
No. of Units	350,084	472,346	537,037	511,643	592,962	656,118	852,235	910,466	961,422	584,424

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	16.547	15.615	13.962	13.793	12.913	12.500	—	—	—	—
Value at End of Year	16.930	16.547	15.615	13.962	13.793	12.913	—	—	—	—
Venture No. of Units	562,231	579,061	559,423	377,861	125,720	31,098	—	—	—	—
NY Venture No. of Units	37,664	39,145	39,504	22,773	4,751	4,638	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	18.255	17.288	15.512	15.378	14.448	12.500	—	—	—	—
Value at End of Year	18.613	18.255	17.288	15.512	15.378	14.448	—	—	—	—
NY Venture No. of Units	8,728	7,002	7,342	8,135	2,837	—	—	—	—	—

Total Stock Market Index Trust - Series I Shares (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	11.974	10.361	8.154	13.167	12.697	11.167	10.714	9.724	7.554	9.733
Value at End of Year	11.841	11.974	10.361	8.154	13.167	12.697	11.167	10.714	9.724	7.554
Ven 22, 20 No. of Units	286,623	359,944	421,864	453,825	665,016	886,552	1,023,839	1,265,796	1,313,250	1,224,415
Ven 24 No. of Units	11,208	11,254	14,102	23,928	32,483	42,370	40,031	40,193	82,944	70,965

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.717	11.026	8.694	14.068	13.593	11.979	11.516	10.473	8.152	10.524
Value at End of Year	12.550	12.717	11.026	8.694	14.068	13.593	11.979	11.516	10.473	8.152
No. of Units	3,240	5,080	5,058	5,075	6,714	7,797	49,795	46,683	44,471	43,356

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.889	10.323	8.152	13.211	12.784	11.283	10.863	9.894	7.713	9.972
Value at End of Year	11.715	11.889	10.323	8.152	13.211	12.784	11.283	10.863	9.894	7.713
No. of Units	16,772	22,983	31,149	41,232	67,979	76,602	98,421	103,516	91,041	99,157

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	11.974	10.361	8.154	13.167	12.697	11.167	10.714	9.724	7.554	9.733
Value at End of Year	11.841	11.974	10.361	8.154	13.167	12.697	11.167	10.714	9.724	7.554
Ven 7, 8 No. of Units	36,952	35,984	39,379	44,700	57,373	87,759	96,813	131,745	118,593	87,233
Ven 9 No. of Units	6,904	6,974	8,912	10,484	11,588	23,502	23,055	30,185	36,515	34,031

Ven 3 Contracts with no Optional Riders
Value at Start of Year	11.974	10.361	8.154	13.167	12.697	11.167	19.205	9.724	7.554	9.733
Value at End of Year	11.841	11.974	10.361	8.154	13.167	12.697	11.167	19.205	9.724	7.554
No. of Units	589	596	597	598	3,558	43,280	43,446	56,451	56,751	7,039

Total Stock Market Index Trust - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	15.955	13.842	10.922	17.662	17.062	15.033	14.461	13.142	10.227	12.500
Value at End of Year	15.758	15.955	13.842	10.922	17.662	17.062	15.033	14.461	13.142	10.227
Ven 22, 20 No. of Units	179,449	272,643	453,997	490,041	525,072	524,997	479,230	294,133	260,853	66,768
Ven 24 No. of Units	60,606	69,812	69,603	102,186	73,858	114,319	91,450	97,242	228,392	20,550

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	15.681	13.632	10.777	17.464	16.904	14.924	14.385	13.099	10.214	12.500
Value at End of Year	15.457	15.681	13.632	10.777	17.464	16.904	14.924	14.385	13.099	10.214
No. of Units	5,353	5,812	10,832	13,892	12,964	19,273	56,929	49,165	42,013	10,425

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.479	13.477	10.671	17.317	16.787	14.843	14.328	13.067	10.204	12.500
Value at End of Year	15.235	15.479	13.477	10.671	17.317	16.787	14.843	14.328	13.067	10.204
No. of Units	25,415	34,898	43,062	62,135	67,533	60,473	63,864	62,962	45,352	16,300

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	17.662	17.045	—	—	—	—	—
Value at End of Year	—	—	—	10.922	17.662	—	—	—	—	—
No. of Units	—	—	—	4,558	4,559	—	—	—	—	—

U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-08) - Series I Shares (units first credited 4-23-1991)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	32.899	30.558	30.371	28.847	23.109	30.972
Value at End of Year	—	—	—	—	32.850	32.899	30.558	30.371	28.847	23.109
Ven 22, 20 No. of Units	—	—	—	—	7,876,734	10,804,652	14,442,611	18,546,078	22,221,143	25,907,419
Ven 24 No. of Units	—	—	—	—	246,890	336,464	409,047	500,404	599,531	659,127

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	11.256	10.476	10.432	9.929	7.970	10.703
Value at End of Year	—	—	—	—	11.217	11.256	10.476	10.432	9.929	7.970
No. of Units	—	—	—	—	187,112	213,682	244,204	274,323	267,362	259,860

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	10.608	9.888	9.861	9.399	7.556	10.163
Value at End of Year	—	—	—	—	10.555	10.608	9.888	9.861	9.399	7.556
No. of Units	—	—	—	—	808,067	1,030,490	1,226,520	1,588,659	1,689,907	1,735,841

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	32.899	30.558	30.371	28.847	23.109	30.972
Value at End of Year	—	—	—	—	32.850	32.899	30.558	30.371	28.847	23.109
Ven 7, 8 No. of Units	—	—	—	—	3,660,572	4,570,352	5,765,877	7,267,903	8,866,162	10,572,731
Ven 9 No. of Units	—	—	—	—	1,020,861	1,255,520	1,567,196	1,986,940	2,353,077	2,759,364

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	32.899	30.558	30.371	28.847	23.109	30.972
Value at End of Year	—	—	—	—	32.850	32.899	30.558	30.371	28.847	23.109
No. of Units	—	—	—	—	246,608	295,141	352,698	432,587	494,334	593,185

U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-08) - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.579	13.565	13.507	12.856	10.313	12.500
Value at End of Year	—	—	—	—	14.518	14.579	13.565	13.507	12.856	10.313
Ven 22, 20 No. of Units	—	—	—	—	1,008,394	1,188,527	1,260,755	1,402,787	1,157,356	375,413
Ven 24 No. of Units	—	—	—	—	265,481	302,166	319,240	346,789	275,513	69,557

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	14.445	13.466	13.436	12.814	10.300	12.500
Value at End of Year	—	—	—	—	14.355	14.445	13.466	13.436	12.814	10.300
No. of Units	—	—	—	—	89,832	102,795	123,670	126,219	111,950	43,336

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	14.345	13.393	13.383	12.782	10.290	12.500
Value at End of Year	—	—	—	—	14.234	14.345	13.393	13.383	12.782	10.290
No. of Units	—	—	—	—	276,808	320,762	382,827	423,871	342,057	157,975

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	14.579	13.565	13.507	—	—	—
Value at End of Year	—	—	—	—	14.518	14.579	13.565	—	—	—
Ven 9 No. of Units	—	—	—	—	814	821	540	—	—	—
U.S. Equity Trust - Series I Shares (units first credited 4-27-2012)

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 1 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U.S. Equity Trust - Series II Shares (units first credited 4-27-2012)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Ven 1 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 4-25-08) - Series I Shares (units first credited 5-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	10.418	13.005	12.500	—	—	—
Value at End of Year	—	—	—	—	13.341	10.418	13.005	—	—	—
Ven 22, 20 No. of Units	—	—	—	—	744,749	934,858	1,110,398	—	—	—
Ven 24 No. of Units	—	—	—	—	4,951	5,780	9,213	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	12.987	12.962	12.500	—	—	—
Value at End of Year	—	—	—	—	13.243	12.987	12.962	—	—	—
No. of Units	—	—	—	—	16,151	24,103	26,930	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	12.935	12.929	12.500	—	—	—
Value at End of Year	—	—	—	—	13.171	12.935	12.929	—	—	—
No. of Units	—	—	—	—	84,381	101,588	105,888	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	13.056	13.005	12.500	—	—	—
Value at End of Year	—	—	—	—	13.341	13.056	13.005	—	—	—
Ven 7, 8 No. of Units	—	—	—	—	178,105	230,243	302,195	—	—	—
Ven 9 No. of Units	—	—	—	—	2,371	3,549	6,187	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	13.056	13.005	12.500	—	—	—
Value at End of Year	—	—	—	—	13.341	13.056	13.005	—	—	—
No. of Units	—	—	—	—	203	5,317	6,355	—	—	—

U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 4-25-08) - Series II Shares (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.030	13.018	13.088	12.500	—	—
Value at End of Year	—	—	—	—	13.296	13.030	13.018	13.088	—	—
Ven 22, 20 No. of Units	—	—	—	—	374,742	417,316	442,074	56,417	—	—
Ven 24 No. of Units	—	—	—	—	106,517	116,308	129,539	4,596	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	12.961	12.975	13.071	12.500	—	—
Value at End of Year	—	—	—	—	13.199	12.961	12.975	13.071	—	—
No. of Units	—	—	—	—	54,326	66,808	66,501	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	12.909	12.943	13.058	12.500	—	—
Value at End of Year	—	—	—	—	13.127	12.909	12.943	13.058	—	—
No. of Units	—	—	—	—	64,991	82,828	91,514	2,222	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	13.088	—	—
No. of Units	—	—	—	—	—	—	—	5,927	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	13.088	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 5-03-10) - Series I Shares (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	23.317	23.984	23.582	22.908	22.869	22.542	22.470	21.100
Value at End of Year	—	—	24.921	23.317	23.984	23.582	22.908	22.869	22.542	22.470
Ven 22, 20 No. of Units	—	—	1,318,617	1,558,790	1,709,656	2,103,126	2,751,334	3,606,618	4,793,752	7,292,001
Ven 24 No. of Units	—	—	59,392	105,303	97,984	113,425	145,201	180,944	257,637	403,618

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	14.281	14.720	14.502	14.116	14.120	13.946	13.929	13.106
Value at End of Year	—	—	15.234	14.281	14.720	14.502	14.116	14.120	13.946	13.929
No. of Units	—	—	32,307	41,701	38,059	47,618	74,474	88,698	99,958	138,785

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	14.966	15.448	15.242	14.859	14.886	14.724	14.729	13.879
Value at End of Year	—	—	15.940	14.966	15.448	15.242	14.859	14.886	14.724	14.729
No. of Units	—	—	220,522	299,741	398,335	484,527	555,575	684,610	821,504	1,176,776

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	23.317	23.984	23.582	22.908	22.869	22.542	22.470	21.100
Value at End of Year	—	—	24.921	23.317	23.984	23.582	22.908	22.869	22.542	22.470
Ven 7, 8 No. of Units	—	—	693,719	790,712	889,595	1,065,069	1,297,081	1,614,429	2,122,109	3,045,706
Ven 9 No. of Units	—	—	292,161	326,422	385,519	380,618	462,479	561,230	683,123	862,446

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	23.317	23.984	23.582	22.908	22.869	22.542	22.470	21.100
Value at End of Year	—	—	24.921	23.317	23.984	23.582	22.908	22.869	22.542	22.470
No. of Units	—	—	70,232	62,074	66,069	78,999	105,019	126,203	156,966	209,936

U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 5-03-10) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	12.862	13.228	13.001	12.500	—	—	—	—
Value at End of Year	—	—	13.760	12.862	13.228	13.001	—	—	—	—
Venture No. of Units	—	—	257,580	144,268	22,961	8,768	—	—	—	—
NY Venture No. of Units	—	—	4,543	350	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	13.476	13.894	13.690	13.325	13.318	13.152	13.128	12.500
Value at End of Year	—	—	14.381	13.476	13.894	13.690	13.325	13.318	13.152	13.128
Ven 22, 20 No. of Units	—	—	761,457	905,277	707,094	880,139	948,394	1,025,660	1,110,845	533,053
Ven 24 No. of Units	—	—	209,810	244,735	175,887	167,526	177,205	212,984	197,111	52,169

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	13.298	13.739	13.564	13.228	13.248	13.109	13.112	12.500
Value at End of Year	—	—	14.163	13.298	13.739	13.564	13.228	13.248	13.109	13.112
No. of Units	—	—	60,840	65,035	56,946	68,127	77,626	91,031	116,839	36,437

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	12.742	13.151	12.971	12.500	—	—	—	—
Value at End of Year	—	—	13.585	12.742	13.151	12.971	—	—	—	—
No. of Units	—	—	20,471	5,525	6,805	1,802	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	13.166	13.623	13.470	13.156	13.196	13.077	13.099	12.500
Value at End of Year	—	—	14.002	13.166	13.623	13.470	13.156	13.196	13.077	13.099
No. of Units	—	—	393,895	474,395	465,221	464,919	543,231	542,712	629,036	293,643

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	12.793	13.184	12.984	12.500	—	—	—	—
Value at End of Year	—	—	13.660	12.793	13.184	12.984	—	—	—	—
Venture No. of Units	—	—	151,455	138,052	10,879	23,304	—	—	—	—
NY Venture No. of Units	—	—	9,358	6,374	4,493	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	13.210	13.661	13.548	12.500	—	—	—	—
Value at End of Year	—	—	14.055	13.210	13.661	13.501	—	—	—	—
NY Venture No. of Units	—	—	4,471	3,191	3,527	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	13.476	13.894	13.690	—	—	—	—	—
Value at End of Year	—	—	14.381	13.476	13.894	13.690	—	—	—	—
No. of Units	—	—	18,744	23,276	23,278	18,747	—	—	—	—

U.S. High Yield Bond Trust (merged into High Yield Trust eff 11-08-10) - Series II Shares (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	10.959	14.077	13.903	12.880	12.500	—	—	—
Value at End of Year	—	—	15.818	10.959	14.077	13.903	12.880	—	—	—
Ven 22, 20 No. of Units	—	—	133,900	47,141	25,434	30,290	19,767	—	—	—
Ven 24 No. of Units	—	—	11,704	12,618	11,916	1,122	667	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	10.879	14.003	13.857	12.863	12.500	—	—	—
Value at End of Year	—	—	15.672	10.879	14.003	13.857	12.863	—	—	—
No. of Units	—	—	4,655	1,999	1,150	2,586	155	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	10.819	13.947	13.823	12.850	12.500	—	—	—
Value at End of Year	—	—	15.562	10.819	13.947	13.823	12.850	—	—	—
No. of Units	—	—	2,839	2,162	2,563	19,313	4,385	—	—	—

U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 5-01-09) - Series I Shares (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.911	15.174	13.906	13.326	12.354	9.141	12.390
Value at End of Year	—	—	—	8.985	14.911	15.174	13.906	13.326	12.354	9.141
Ven 22, 20 No. of Units	—	—	—	5,293,370	7,069,399	9,783,655	12,551,192	15,352,785	11,816,230	12,616,770
Ven 24 No. of Units	—	—	—	179,029	225,964	305,541	376,012	435,154	339,702	377,151

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	13.688	13.958	12.816	12.307	11.432	8.475	11.511
Value at End of Year	—	—	—	8.232	13.688	13.958	12.816	12.307	11.432	8.475
No. of Units	—	—	—	53,332	61,230	69,492	81,755	93,906	70,666	100,976

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	14.068	14.367	13.212	12.705	11.820	8.776	11.938
Value at End of Year	—	—	—	8.447	14.068	14.367	13.212	12.705	11.820	8.776
No. of Units	—	—	—	254,260	341,730	396,363	462,545	552,942	571,627	520,506

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	14.911	15.174	13.906	13.326	12.354	9.141	12.390
Value at End of Year	—	—	—	8.985	14.911	15.174	13.906	13.326	12.354	9.141
Ven 7, 8 No. of Units	—	—	—	400,460	532,372	704,824	906,374	1,308,889	869,461	907,289
Ven 9 No. of Units	—	—	—	134,139	176,765	217,079	271,066	342,414	192,434	189,588

Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	14.911	15.174	13.906	13.326	12.354	9.141	12.390
Value at End of Year	—	—	—	8.985	14.911	15.174	13.906	13.326	12.354	9.141
No. of Units	—	—	—	32,836	49,020	55,484	75,863	122,075	81,126	79,208

U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 5-01-09) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.710	12.925	12.500	—	—	—	—
Value at End of Year	—	—	—	7.664	12.710	12.925	—	—	—	—
Venture No. of Units	—	—	—	125,264	75,475	20,149	—	—	—	—
NY Venture No. of Units	—	—	—	3,012	3,419	681	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.014	16.326	15.001	14.388	13.373	9.922	12.500
Value at End of Year	—	—	—	9.632	16.014	16.326	15.001	14.388	13.373	9.922
Ven 22, 20 No. of Units	—	—	—	946,513	1,077,333	1,220,700	1,378,444	1,467,955	1,139,159	416,246
Ven 24 No. of Units	—	—	—	240,880	235,754	236,363	233,145	244,939	128,788	38,532

Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	15.834	16.175	14.893	14.313	13.329	9.909	12.500
Value at End of Year	—	—	—	9.505	15.834	16.175	14.893	14.313	13.329	9.909
No. of Units	—	—	—	49,925	51,511	64,315	82,397	90,515	77,833	34,295

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	12.636	12.895	12.500	—	—	—	—
Value at End of Year	—	—	—	7.592	12.636	12.895	—	—	—	—
No. of Units	—	—	—	5,721	4,896	485	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	15.701	16.063	14.812	14.256	13.297	9.900	12.500
Value at End of Year	—	—	—	9.410	15.701	16.063	14.812	14.256	13.297	9.900
No. of Units	—	—	—	144,047	187,746	215,208	223,068	234,116	165,759	78,162

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	12.668	12.908	12.500	—	—	—	—
Value at End of Year	—	—	—	7.623	12.668	12.908	—	—	—	—
Venture No. of Units	—	—	—	65,901	45,219	17,934	—	—	—	—
NY Venture No. of Units	—	—	—	2,624	607	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	—	—	—	15.745	16.100	12.500	—	—	—	—
Value at End of Year	—	—	—	9.442	15.745	16.100	—	—	—	—
NY Venture No. of Units	—	—	—	1,805	1,839	1,012	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.326	15.001	14.388	—	—	—
Value at End of Year	—	—	—	—	16.014	16.326	15.001	—	—	—
Ven 9 No. of Units	—	—	—	—	407	407	407	—	—	—

Ultra Short Term Bond Trust - Series II Shares (units first credited 8-02-2010)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	12.431	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.279	12.431	—	—	—	—	—	—	—	—
Venture No. of Units	1,646,621	495,795	—	—	—	—	—	—	—	—
NY Venture No. of Units	162,673	9,795	—	—	—	—	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.418	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.236	12.418	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	840,580	222,041	—	—	—	—	—	—	—	—
Ven 24 No. of Units	29,852	1,824	—	—	—	—	—	—	—	—

Ven 22, 20 Contracts with GEM
Value at Start of Year	12.407	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.201	12.407	—	—	—	—	—	—	—	—
No. of Units	12,367	61	—	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	12.413	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.219	12.413	—	—	—	—	—	—	—	—
No. of Units	2,363	721	—	—	—	—	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.400	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.176	12.400	—	—	—	—	—	—	—	—
No. of Units	38,915	15,518	—	—	—	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	12.420	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.244	12.420	—	—	—	—	—	—	—	—
Venture No. of Units	508,483	111,981	—	—	—	—	—	—	—	—
NY Venture No. of Units	44,480	4,224	—	—	—	—	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.418	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.236	12.418	—	—	—	—	—	—	—	—
Ven 9 No. of Units	4,888	—	—	—	—	—	—	—	—	—
No. of Units	39,365	8,458	—	—	—	—	—	—	—	—

Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.418	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.236	12.418	—	—	—	—	—	—	—	—
No. of Units	4,896	1,651	—	—	—	—	—	—	—	—

Utilities Trust - Series I Shares (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	19.809	17.633	13.367	22.096	17.589	13.615	11.818	9.261	6.981	9.259
Value at End of Year	20.833	19.809	17.633	13.367	22.096	17.589	13.615	11.818	9.261	6.981
Ven 22, 20 No. of Units	395,336	441,147	550,462	655,193	1,106,668	1,385,421	1,588,012	1,411,455	1,155,186	999,664
Ven 24 No. of Units	23,470	30,508	39,108	30,000	48,941	80,785	56,720	81,660	26,413	14,820

Ven 22, 20 Contracts with GEM
Value at Start of Year	19.429	17.330	13.164	21.803	17.391	13.488	11.732	9.211	6.957	9.247
Value at End of Year	20.393	19.429	17.330	13.164	21.803	17.391	13.488	11.732	9.211	6.957
No. of Units	12,618	15,566	18,728	22,973	24,492	30,912	45,318	53,409	58,350	69,010

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.150	17.105	13.013	21.586	17.243	13.394	11.667	9.174	6.940	9.238
Value at End of Year	20.069	19.150	17.105	13.013	21.586	17.243	13.394	11.667	9.174	6.940
No. of Units	45,152	50,708	79,438	83,485	129,163	152,846	151,571	149,497	127,263	126,518

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	19.809	17.633	13.367	22.096	17.589	13.615	11.818	9.261	6.981	9.259
Value at End of Year	20.833	19.809	17.633	13.367	22.096	17.589	13.615	11.818	9.261	6.981
Ven 7, 8 No. of Units	80,849	80,849	90,925	95,471	156,114	161,198	132,095	162,689	82,207	56,515
Ven 9 No. of Units	19,894	22,220	30,131	32,278	47,480	66,540	58,046	61,234	55,818	43,665

Ven 3 Contracts with no Optional Riders
Value at Start of Year	19.809	17.633	13.367	22.096	17.589	13.615	11.818	9.261	6.981	9.259
Value at End of Year	20.833	19.809	17.633	13.367	22.096	17.589	13.615	11.818	9.261	6.981
No. of Units	9,272	10,102	20,035	18,691	20,683	11,604	10,426	8,229	4,546	—

Utilities Trust - Series II Shares (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	30.394	27.127	20.611	34.118	27.223	21.111	18.366	14.413	10.886	12.500
Value at End of Year	31.943	30.394	27.127	20.611	34.118	27.223	21.111	18.366	14.413	10.886
Ven 22, 20 No. of Units	230,852	238,750	278,931	328,004	414,891	433,071	420,537	327,327	255,700	55,444
Ven 24 No. of Units	46,817	48,192	62,673	65,881	66,225	73,397	65,416	58,295	33,132	1,856

Ven 22, 20 Contracts with GEM
Value at Start of Year	29.873	26.716	20.339	33.736	26.973	20.958	18.270	14.366	10.873	12.500
Value at End of Year	31.333	29.873	26.716	20.339	33.736	26.973	20.958	18.270	14.366	10.873
No. of Units	12,480	13,914	16,596	23,379	26,950	27,798	35,771	33,611	19,803	2,135

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	29.489	26.411	20.138	33.452	26.786	20.844	18.198	14.330	10.862	12.500
Value at End of Year	30.884	29.489	26.411	20.138	33.452	26.786	20.844	18.198	14.330	10.862
No. of Units	55,122	68,818	74,075	76,017	94,666	97,999	85,040	50,626	25,906	9,361

Venture Prior

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Value Trust - Series I Shares (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	28.666	23.785	17.085	29.304	27.463	23.007	20.727	18.251	13.338	17.522
Value at End of Year	28.545	28.666	23.785	17.085	29.304	27.463	23.007	20.727	18.251	13.338
Ven 22, 20 No. of Units	1,165,545	1,352,600	1,567,682	1,993,547	2,738,144	3,479,009	4,112,215	5,529,440	5,784,403	7,257,711
Ven 24 No. of Units	29,546	34,694	42,530	48,782	65,009	103,356	105,003	114,024	129,475	157,262

Ven 22, 20 Contracts with GEM
Value at Start of Year	19.704	16.381	11.790	20.263	19.028	15.973	14.419	12.721	9.316	12.262
Value at End of Year	19.581	19.704	16.381	11.790	20.263	19.028	15.973	14.419	12.721	9.316
No. of Units	21,473	23,922	25,404	26,314	48,833	58,976	72,774	80,824	76,772	63,985

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	25.054	20.861	15.037	25.882	24.341	20.463	18.500	16.347	11.988	15.804
Value at End of Year	24.861	25.054	20.861	15.037	25.882	24.341	20.463	18.500	16.347	11.988
No. of Units	43,314	54,786	63,843	92,292	129,408	157,291	168,658	189,578	207,653	224,097

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	28.666	23.785	17.085	29.304	27.463	23.007	20.727	18.251	13.338	17.522
Value at End of Year	28.545	28.666	23.785	17.085	29.304	27.463	23.007	20.727	18.251	13.338
Ven 7, 8 No. of Units	136,308	165,841	188,301	242,452	308,190	376,700	435,336	628,519	685,771	924,294
Ven 9 No. of Units	74,130	83,349	93,637	117,902	162,877	199,037	226,613	282,348	360,293	415,649

Ven 3 Contracts with no Optional Riders
Value at Start of Year	28.666	23.785	17.085	29.304	27.463	23.007	20.727	18.251	13.338	17.522
Value at End of Year	28.545	28.666	23.785	17.085	29.304	27.463	23.007	20.727	18.251	13.338
No. of Units	14,492	12,249	13,232	14,568	21,249	20,983	30,710	45,589	42,511	56,497

Value Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year	14.271	11.836	8.504	14.571	13.648	12.500	—	—	—	—
Value at End of Year	14.226	14.271	11.836	8.504	14.571	13.648	—	—	—	—
Venture No. of Units	113,129	124,746	123,449	129,860	114,627	24,355	—	—	—	—
NY Venture No. of Units	18,480	19,007	18,276	17,557	18,807	3,898	—	—	—	—

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.155	16.758	12.071	20.734	19.469	16.344	14.752	13.004	9.515	12.500
Value at End of Year	20.041	20.155	16.758	12.071	20.734	19.469	16.344	14.752	13.004	9.515
Ven 22, 20 No. of Units	263,416	344,384	377,567	434,102	499,597	539,785	469,625	550,507	353,383	142,517
Ven 24 No. of Units	30,807	38,299	41,206	47,727	60,138	69,861	66,996	57,984	35,681	3,908

Ven 22, 20 Contracts with GEM
Value at Start of Year	19.809	16.504	11.911	20.501	19.290	16.226	14.674	12.962	9.503	12.500
Value at End of Year	19.658	19.809	16.504	11.911	20.501	19.290	16.226	14.674	12.962	9.503
No. of Units	6,793	8,212	10,034	15,573	42,700	43,497	31,187	34,342	27,647	2,569

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year	14.039	11.685	8.425	14.486	13.616	12.500	—	—	—	—
Value at End of Year	13.946	14.039	11.685	8.425	14.486	13.616	—	—	—	—
No. of Units	13,248	14,560	16,142	17,369	14,280	2,153	—	—	—	—

Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.554	16.316	11.793	20.329	19.156	16.137	14.616	12.930	9.494	12.500
Value at End of Year	19.376	19.554	16.316	11.793	20.329	19.156	16.137	14.616	12.930	9.494
No. of Units	44,022	50,988	60,081	61,046	79,599	83,578	83,629	80,202	58,326	22,239

Venture 2006 Contracts with Annual Step-Up Death Benefit
Value at Start of Year	14.138	11.750	8.459	14.523	13.630	12.500	—	—	—	—
Value at End of Year	14.065	14.138	11.750	8.459	14.523	13.630	—	—	—	—
Venture No. of Units	66,856	73,259	66,869	53,430	60,352	17,895	—	—	—	—
NY Venture No. of Units	5,537	5,778	3,618	2,514	2,056	—	—	—	—	—

Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement
Value at Start of Year	19.639	16.379	11.833	20.386	19.201	12.500	—	—	—	—
Value at End of Year	19.470	19.639	16.379	11.833	20.386	19.201	—	—	—	—
NY Venture No. of Units	1,369	929	998	1,057	1,014	248	—	—	—	—

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	19.469	16.344	14.752	—	—	—
Value at End of Year	—	—	—	—	20.734	19.469	16.344	—	—	—
Ven 9 No. of Units	—	—	—	—	592	593	593	—	—	—

To obtain a Venture® Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® Variable Annuity Statement of Additional Information dated

April 30, 2012, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Wealthmark Variable Annuity Prospectus

Previously Issued Contracts

April 30, 2012

This Prospectus describes interests in WEALTHMARK flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark Variable Annuity Contract for the name of your issuing Company.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B
Active Bond Trust
All Cap Core Trust
American Asset Allocation Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Bond Trust[1]
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Allocation Plus Trust
Core Fundamental Holdings Trust
Core Global Diversification Trust
Core Strategy Trust
Disciplined Diversification Trust
Equity-Income Trust
Financial Services Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST
Franklin Templeton Founding Allocation Trust
Fundamental All Cap Core Trust[2]
Fundamental Holdings Trust[3]
Fundamental Large Cap Value Trust[4]
Fundamental Value Trust
Global Bond Trust
Global Diversification Trust[5]
Global Trust
Health Sciences Trust
High Yield Trust
International Core Trust
International Equity Index Trust A
International Equity Index Trust B
International Opportunities Trust
International Small Company Trust
International Value Trust
Investment Quality Bond Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust[6]
Lifestyle Moderate Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST
Mid Cap Index Trust
Mid Cap Stock Trust
Money Market Trust B
Natural Resources Trust
Real Estate Securities Trust
Science & Technology Trust
Short Term Government Income Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Income Opportunities Trust
Total Bond Market Trust A
Total Return Trust
Total Stock Market Index Trust
Ultra Short Term Bond Trust
Value Trust
DWS SCUDDER FUNDS
DWS Equity 500 Index VIP

[1]	Successor to American Bond Trust.
[2]	Formerly Optimized All Cap Trust.
[3]	Formerly American Fundamental Holdings Trust.
[4]	Formerly Optimized Value Trust.
[5]	Formerly American Global Diversification Trust.
[6]	Successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

If you purchased a John Hancock New York Contract, you may have elected a “Payment Enhancement” Rider (previously known as a “Payment Credit” Rider) for an extra fee. If you did, John Hancock New York will add a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement Rider may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement Rider. The amount of the Payment Enhancement Rider may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement Rider.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center	Mailing Address	Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

ii

iii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix C: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

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Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

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John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons, co-Owners or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base if you take an Excess Withdrawal (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix E: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider .

Step-Up Date: The date on which we determine whether a Step-Up could occur.

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Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

4

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.” In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

You may have elected to purchase additional benefit options when you purchased your Contract. The Contract may offer an optional death benefit and optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under Appendix C: “Optional Enhanced Death Benefits” and Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

How can I invest money in the Contract?

We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase

5

Payments. Generally, you may make Additional Purchase Payments at any time, subject to the following limits. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

Type of Contract	Minimum Initial Purchase Payment	Minimum Additional Purchase Payment
Nonqualified	$5,000	$30
Qualified	$2,000	$30

If you purchased a John Hancock New York Contract with the Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”

What charges do I pay under the Contract?

Your Contract has an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a Guaranteed Minimum Withdrawal Benefit Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services-Dollar Cost Averaging” for details.

6

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract – Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix C: Optional Enhanced Death Benefits

•	Enhanced Earnings Death Benefit – not offered in New York or Washington;

•	Accelerated Beneficiary Protection Death Benefit – not offered in New York or Washington.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

•	Income Plus For Life 12.08;

•	Income Plus For Life – Joint Life 12.08;

•	Income Plus For Life (Quarterly Step-Up Review);

•	Income Plus For Life – Joint Life (Quarterly Step-Up Review);

•	Income Plus For Life (Annual Step-Up Review);

•	Income Plus For Life – Joint Life (Annual Step-Up Review);

•	Principal Plus (formerly known as “Guaranteed Principal Plus”);

•	Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”);

•	Principal Plus for Life Plus Automatic Annual Step-Up; and

•	Principal Returns.

7

We use the term “Income Plus For Life Series Riders” in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life – Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life – Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life – Joint Life 12.08.

If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits

•	Guaranteed Retirement Income Benefits* – offered by John Hancock USA;

•	Guaranteed Retirement Income Benefits* – offered by John Hancock New York.

*	May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional Rider (formerly known as a “Payment Credit” optional Rider.) Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004) of the Purchase Payment and allocate it among Investment Options in the same proportion as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge and for a longer period of time. This Rider could only be elected at Contract issue and cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of New York by John Hancock USA.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor.

We provide additional information on taxes in the “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

8

Can I return my Contract?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In some states, you receive a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, you receive a refund of any Purchase Payments you made if that amount was higher than the Contract Value. If your Contract was issued as an IRA, during the first 7 days of the Right to Review period, you receive all Purchase Payments you made if that amount is greater than the amount otherwise payable. The date of cancellation is the date we receive the Contract.

Will I receive a Transaction Confirmation?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

9

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

Maximum Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	6%
Second Year	6%
Third Year	5%
Fourth Year	5%
Fifth Year	4%
Sixth Year	3%
Seventh Year	2%
Thereafter	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

John Hancock New York

Maximum Withdrawal Charge (as percentage of Purchase Payments)[2]	With Payment Enhancement Rider	Without Payment Enhancement Rider
First Year	8%	6%
Second Year	8%	6%
Third Year	7%	5%
Fourth Year	7%	5%
Fifth Year	5%	4%
Sixth Year	4%	3%
Seventh Year	3%	2%
Eighth Year	1%	0%
Thereafter	0%	0%
Transfer Fee[3]
Maximum Fee	$25	$25
Current Fee	$ 0	$ 0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”).
[2]	The charge is taken within the specified period of years measured from the date of payment.
[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. These tables do not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee[1]	John Hancock USA $ 30	John Hancock New York $ 30
Annual Separate Account Expenses[2] (as a percentage of average Contract Value)

Mortality and Expense Risks Fee[3]	1.25%	1.25%
Administration Fee – asset based	0.15%	0.15%
Total Annual Separate Account Expenses	1.40%	1.40%
(With No Optional Riders Reflected)

Optional Benefits Fees deducted from Separate Account
Optional Enhanced Earnings Death Benefit Fee	0.20%	not offered
Optional Payment Enhancement Fee[4]	not offered	0.35%
Total Annual Separate Account Expenses (With the Enhanced Earnings Death Benefit and Payment Enhancement Fees reflected, as applicable)	1.60%	1.75%

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Income Benefit Rider Fee [5]
Guaranteed Retirement Income Benefit II	0.45%	0.45%
Guaranteed Retirement Income Benefit III	0.50%	not offered
Accelerated Beneficiary Protection Death Benefit[6]	0.50%	not offered

Optional Guaranteed Minimum Withdrawal Benefit Rider Fees (as a percentage of Adjusted Guaranteed Withdrawal Balance)

	Income Plus For Life (Annual Step-Up Review)[7]	Income Plus For Life – Joint Life (Annual Step-Up Review) (not available in New York)[7]	Income Plus For Life (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life – Joint Life (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life – Joint Life (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life 12.08 (issued outside New York)[7]	Income Plus For Life 12.08 (issued in New York)[7]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%

	Income Plus For Life – Joint Life 12.08 (issued outside New York)[7]	Income Plus For Life – Joint Life 12.08 (issued in New York)[7]	Principal Plus For Life Plus Automatic Annual Step-Up8	Principal Plus For Life[9]	Principal Plus[9]	Principal Returns[10]
Maximum Fee	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.85%	0.80%	0.70%	0.40%	0.30%	0.50%
[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date under a Wealthmark Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.
[2]	A daily charge reflected as a percentage of the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]

This is a daily charge reflected as a percentage of the Variable Investment Options. If you elected the optional Payment Enhancement Rider, the guaranteed rate applicable to any Fixed Investment Options is also reduced by 0.35%.

[5]

Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: “Optional Guaranteed Minimum Income Benefits” for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.

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[6]

Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Accelerated Beneficiary Protection Death Benefit.

[7]

The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

[8]

The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.1.20% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

[9]

The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is “Stepped-up” to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.

[10]

The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.25%	1.60%

Examples

The following examples are intended to help you compare the cost of investing in the Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark Contracts with optional benefit Riders and Example 3 pertains to Wealthmark Contracts without optional benefit Riders.

Example 1. Maximum Portfolio operating expenses – Wealthmark Contract with optional Riders

Wealthmark Contract with optional benefit Riders: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Income Plus For Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Income Plus For Life Riders. The Income Plus For Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Enhanced Earnings Death Benefit and Income Plus For Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,004	$1,853	$2,735	$4,944
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$454	$1,391	$2,364	$4,944

John Hancock New York Payment Enhancement and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,201	$2,078	$2,894	$5,069
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$469	$1,434	$2,434	$5,069

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Example 2. Maximum Portfolio operating expenses – Wealthmark Contract with optional Riders

Wealthmark Contract with optional benefit Riders: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Principal Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Principal Plus for Life Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Enhanced Earnings Death Benefit and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$955	$1,700	$2,468	$4,333
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$404	$1,233	$2,088	$4,333

John Hancock New York Payment Enhancement and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,152	$1,927	$2,630	$4,462
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$419	$1,277	$2,158	$4,462

Example 3. Maximum Portfolio operating expenses – Wealthmark Contract with previously offered optional benefit Riders

Wealthmark Contract with previously offered optional benefit Riders: The following example assumes that you invest $10,000 in a Contract with the Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit Rider for John Hancock USA. For John Hancock New York, the example assumes the Contract has the previously offered Guaranteed Retirement Income Benefit II optional benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Enhanced Earnings Death Benefit and Guaranteed Retirement Income Benefit III
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$928	$1,624	$2,341	$4,080
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$378	$1,154	$1,956	$4,080

John Hancock New York Guaranteed Retirement Income Benefit II
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$905	$1,556	$2,231	$3,876
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$354	$1,082	$1,841	$3,876

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Example 4. Minimum Portfolio operating expenses – Wealthmark Contract with no optional benefit Riders

Wealthmark Contract with no optional benefit Riders: The third example also assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York No Optional Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$730	$1,029	$1,311	$1,980
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$171	$529	$911	$1,980

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2011, except as stated below in the notes that follow the tables. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table. You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002).

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
500 Index Trust B
Series NAV	0.47%	0.00%	0.02%	—	0.49%	-0.24% [2]	0.25%
Active Bond
Series II	0.60%	0.25%	0.03%	0.01%	0.89%	0.00%	0.89%
All Cap Core
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
American Asset Allocation[3]
Series II	0.30%	0.75%	0.04% [4]	—	1.09%	0.00%	1.09%
American Global Growth[3]
Series II	0.53%	0.75%	0.07% [4]	—	1.35%	0.00%	1.35%
American Global Small Capitalization[3]
Series II	0.70%	0.75%	0.11% [4]	—	1.56%	0.00%	1.56%
American Growth[3]
Series II	0.32%	0.75%	0.05% [4]	—	1.12%	0.00%	1.12%
American Growth-Income[3]
Series II	0.27%	0.75%	0.04% [4]	—	1.06%	0.00%	1.06%
American High-Income Bond[3]
Series II	0.46%	0.75%	0.08% [4]	—	1.29%	0.00%	1.29%
American International[3]
Series II	0.49%	0.75%	0.07% [4]	—	1.31%	0.00%	1.31%
American New World[3]
Series II	0.73%	0.75%	0.12% [4]	—	1.60%	0.00%	1.60%
Blue Chip Growth
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
Bond
Series II	0.57%	0.25%	0.04%	—	0.86%	0.00%	0.86%
Capital Appreciation
Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%
Capital Appreciation Value
Series II	0.85%	0.25%	0.05%	0.03%	1.18%	0.00%	1.18%

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Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Core Allocation Plus
Series II	0.91%	0.25%	0.08%	—	1.24%	0.00%	1.24%
Core Fundamental Holdings
Series II	0.05%	0.55%	0.04%	0.41%	1.05%	0.01% [5]	1.06%
Core Global Diversification
Series II	0.05%	0.55%	0.04%	0.47%	1.11%	0.00%	1.11%
Core Strategy
Series II	0.05%	0.25%	0.02%	0.49%	0.81%	0.00%	0.81%
Disciplined Diversification
Series II	0.73%	0.25%	0.13%	—	1.11%	0.00%	1.11%
Equity-Income
Series II	0.78%	0.25%	0.03%	—	1.06%	0.00%	1.06%
Financial Services
Series II	0.80% [6]	0.25%	0.08%	—	1.13%	0.00%	1.13%
Franklin Templeton Founding Allocation
Series II	0.04%	0.25%	0.03%	0.93%	1.25%	0.00%	1.25%
Fundamental All Cap Core
Series II	0.68%	0.25%	0.03%	—	0.96%	0.00%	0.96%
Fundamental Holdings
Series II	0.04%	0.75%	0.02%	0.37%	1.18%	0.00%	1.18%
Fundamental Large Cap Value
Series II	0.69%	0.25%	0.04%	—	0.98%	0.00%	0.98%
Fundamental Value
Series II	0.76%	0.25%	0.04%	—	1.05%	0.00%	1.05%
Global
Series II	0.81%	0.25%	0.10%	—	1.16%	-0.01% [7]	1.15%
Global Bond
Series II	0.70%	0.25%	0.07%	—	1.02%	0.00%	1.02%
Global Diversification
Series II	0.04%	0.75%	0.03%	0.55%	1.37%	0.00%	1.37%
Health Sciences
Series II	1.05%	0.25%	0.08%	—	1.38%	0.00%	1.38%
High Yield
Series II	0.67%	0.25%	0.05%	—	0.97%	0.00%	0.97%
International Core
Series II	0.88%	0.25%	0.14%	—	1.27%	0.00%	1.27%
International Equity Index A
Series II	0.53%	0.25%	0.05%	—	0.83%	0.00%	0.83%
International Equity Index B
Series NAV	0.54%	0.00%	0.04%	—	0.58%	-0.24% [2]	0.34%
International Opportunities
Series II	0.89%	0.25%	0.07%	—	1.21%	0.00%	1.21%
International Small Company
Series II	0.95%	0.25%	0.16%	—	1.36%	-0.12%	1.24%
International Value
Series NAV	0.80%	0.00%	0.12%	—	0.92%	0.00%	0.92%
Investment Quality Bond
Series II	0.58%	0.25%	0.05%	—	0.88%	0.00%	0.88%
Lifestyle Aggressive
Series II	0.04%	0.25%	0.03%	0.88%	1.20%	0.00%	1.20%
Lifestyle Balanced
Series II	0.04%	0.25%	0.02%	0.69%	1.00%	0.00%	1.00%
Lifestyle Conservative
Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Lifestyle Growth
Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Lifestyle Moderate
Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Mid Cap Index
Series II	0.47%	0.25%	0.02%	—	0.74%	0.00%	0.74%

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Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Mid Cap Stock
Series II	0.83%	0.25%	0.05%	—	1.13%	0.00%	1.13%
Money Market B
Series NAV	0.50%	0.00%	0.02%	—	0.52%	-0.24% [2]	0.28%
Natural Resources
Series II	1.00%	0.25%	0.06%	—	1.31%	0.00%	1.31%
Real Estate Securities
Series II	0.70%	0.25%	0.04%	—	0.99%	0.00%	0.99%
Science & Technology
Series II	1.05%	0.25%	0.06%	—	1.36%	0.00%	1.36%
Short Term Government Income
Series II	0.56%	0.25%	0.04%	—	0.85%	0.00%	0.85%
Small Cap Growth
Series II	1.06%	0.25%	0.05%	—	1.36%	0.00%	1.36%
Small Cap Index
Series II	0.47%	0.25%	0.03%	0.05%	0.80%	0.00%	0.80%
Small Cap Opportunities
Series II	1.00%	0.25%	0.05%	0.02%	1.32%	-0.09% [7]	1.23%
Small Cap Value
Series II	1.05%	0.25%	0.04%	0.19%	1.53%	0.00%	1.53%
Small Company Value
Series II	1.03%	0.25%	0.05%	0.20%	1.53%	0.00%	1.53%
Strategic Income Opportunities
Series II	0.66%	0.25%	0.08%	0.04%	1.03%	0.00%	1.03%
Total Bond Market A
Series II	0.47%	0.25%	0.02%	—	0.74%	0.00%	0.74%
Total Return
Series II	0.68%	0.25%	0.05%	—	0.98%	0.00%	0.98%
Total Stock Market Index
Series II	0.49%	0.25%	0.03%	—	0.77%	0.00%	0.77%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.09%	—	0.89%	0.00%	0.89%
Value
Series II	0.74%	0.25%	0.04%	—	1.03%	0.00%	1.03%

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
DWS VIT Funds:
DWS Equity 500 Index VIP	0.20%	0.25%	0.28%	—	0.73%	0.00%	0.73%

Footnotes to Expense Table:

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]

JHVIT sells shares of the Portfolio only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, the Portfolio is subject to an expense cap pursuant to an agreement between JHVIT and the Adviser as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the fund) in an amount so that the Portfolio’s annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A Portfolio’s “Total Annual Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired portfolio fees, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap will remain in effect until April 30, 2013 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.

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[3]	The table reflects the combined fees of the feeder fund and the master fund.
[4]	“Other Expenses” includes an estimated 0.01% increase for administrative services provided by the Series’ investment advisor and its affiliates of American Funds Insurance Series.
[5]

The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[6]	The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.
[7]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

We are subsidiaries of Manulife Financial Corporation.	Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada.

Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

We use our Separate Accounts to support the Variable Investment Options.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

•	the John Hancock Variable Insurance Trust; or

•	DWS Scudder Funds with respect to the “DWS Core Fixed Income VIP.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders ), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders ). We seek to make available
Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that:
encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction Costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2011, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options.

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The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Core

Strategy, Franklin Templeton Founding Allocation, Fundamental Holdings, Global Diversification, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHVIT Funds of Funds”) is a “fund of funds” that invest in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding “master fund” which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)

American Asset Allocation Trust	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

20

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series) (Cont.)
American Global Growth Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world.

American Global Small Capitalization Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Small Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

American Growth Trust	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust	Seeks long-term growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American High-Income Bond Trust	Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series High-Income Bond Fund, which invests primarily in higher yielding and generally lower quality debt securities.

American International Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies located outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

21

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Davis Selected Advisers, L.P.
Financial Services Trust	Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

Fundamental Value Trust	Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

Declaration Management & Research LLC
Total Bond Market Trust A	Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2]	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

Dimensional Fund Advisors LP
Disciplined Diversification Trust	Seeks total return consisting of capital appreciation and current income. To do this, the Portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets.

International Small Company Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco Advisers”)[3]
Small Cap Opportunities Trust	Seeks long-term capital appreciation. To do this, the portion of the Portfolio’s net assets managed by Invesco Aim is invested in at least 80 % equity securities of small-capitalization companies, and the portion of the Portfolio’s net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S. small- and mid-cap companies.

22

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

Invesco Advisers, Inc. [4]
Value Trust	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio, invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

Jennison Associates LLC
Capital Appreciation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental Large Cap Value Trust (formerly, Optimized Value Trust)	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its total assets in equity securities of companies with a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index[5].

Short Term Government Income Trust	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

Strategic Income Opportunities Trust	Seeks a high level of current income. To do this, the Portfolio invests primarily in foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, domestic high-yield bonds.

Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
500 Index Trust B	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index and securities that as a group will behave in a manner similar to the index.[6]

Mid Cap Index Trust	Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400® Index[6] and securities that as a group behave in a manner similar to the index.

Money Market Trust B

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

Small Cap Index Trust	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000® Index[5] and securities that will as a group behave in a manner similar to the index.

Total Stock Market Index Trust	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000® Total Market Index[7] and securities that as a group will behave in a manner similar to the index.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Bond Trust (successor to American Bond Trust)	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Core Fundamental Holdings Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)
Core Global Diversification Trust	Seeks long term growth of capital. To do this, the Portfolio may invest a significant portion of its assets, directly or indirectly through underlying portfolios, in securities that are located outside the U.S. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

Fundamental Holdings Trust (formerly, American Fundamental Holdings Trust)	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series. The Portfolio is permitted to invest in other funds, investment companies and other types of investments.

Global Diversification Trust (formerly, American Global Diversification Trust)	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series, as well as other funds, investment companies, and other types of investments, including portfolios that invest primarily in foreign securities or in foreign securities directly.

Lifestyle Aggressive Trust	Seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund-of-funds and invests approximately 100% of its assets in portfolios which invest primarily in equity securities.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund-of-funds and invests approximately 50% of its assets in portfolios which invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund-of-funds and invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited (Cont.)
Lifestyle Growth Trust (successor to Core Allocation Trust, Core Balanced Trust and Core Disciplined Diversification Trust)	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund-of-funds and invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund-of-funds and invests approximately 60% of its assets in portfolios which invest primarily in fixed- income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

Marsico Capital Management, LLC	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of foreign companies of any size that are selected for their long-term growth potential.
International Opportunities Trust

Pacific Investment Management Company LLC Global Bond Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Total Return Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

QS Investors, LLC All Cap Core Trust

Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap) of those included on the Russell 3000®[5] Index. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. The Portfolio may also invest in U.S. government securities.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

SSgA Funds Management, Inc.
International Equity Index Trust A	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index[8], or American Depository Receipts or Global Depository Receipts representing such securities.

International Equity Index Trust B	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index[8], or American Depository Receipts or Global Depository Receipts representing such securities.

T. Rowe Price Associates, Inc. and RCM Capital Management LLC. [9]
Science & Technology Trust	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio’s assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The Portfolio may invest up to 20% of its total assets in foreign securities.

Equity-Income Trust	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Health Sciences Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

T. Rowe Price Associates, Inc. (Cont.)
Small Company Value Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

Templeton Global Advisors Limited
Global Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC
International Value Trust[10]	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

Wellington Management Company, LLP
Investment Quality Bond Trust	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Natural Resources Trust	Seeks long-term total return. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

Small Cap Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Western Asset Management Company
High Yield Trust[11]	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

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DWS INVESTMENTS VIT FUNDS We show the Portfolio’s manager in bold above the name of the Portfolio.
Deutsche Investment Management Americas Inc.
DWS Equity 500 Index VIP[12]	The Portfolio seeks to invest at least 80% of its assets in stocks of companies included in the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”)[6] and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500® Index. The Portfolio’s securities are weighted to attempt to make the Portfolio’s total investment characteristics similar to those of the S&P 500® Index as a whole.

[1]

The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[3]

The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

[4]

Prior to June 1, 2010, the subadviser of the JHVIT Value Trust had been referred to in the Annuity Prospectus as “Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc).” Effective June 1, 2010, Invesco Ltd. Acquired certain portion of Morgan Stanley Investment Management Inc.’s retail asset management business, which includes the management of the JHVIT Value Trust. In connection with the transaction, the JHVIT Board approved a new subadvisory agreement effective June 1, 2010, for the JHVIT Value Trust with Invesco Advisers, Inc., an affiliate of Invesco Ltd.

[5]

“Russell 3000”, “Russell 2000”, “Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Russell 3000® Index ranged from $5 million to $425.0 billion, Russell 2000® Index ranged from $5 million to $6.2 billion, as of February 28, 2011, the market capitalizations of companies included in the Russell 1000® Value Index ranged from $221 million to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $310 million to $19.0 billion.

[6]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the S&P 500® Index ranged from $1.5 billion to $425.9 billion, and as of February 28, 2011, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $703 million to $9.9 billion.

[7]

“Wilshire 5000” is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 28, 2011, the market capitalizations of companies included in the Wilshire 5000® Total Market Index ranged from less than $1 million to $431 billion.

[8]

“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

[9]

The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

[10]	The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
[11]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[12]	DWS Equity 500 Index VIP is subadvised by Northern Trust Investments, N.A.

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Voting Interest

You instruct us how to vote Portfolio shares.	We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: “Qualified Plan Types,” or you may request a copy of the SAI). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

If you purchased a Contract for use in connection with a Qualified Plan, you should know, in evaluating the suitability of the Contract, that:

•

the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal Charges; and

•	the Contract was not designed to fund a comingled account for multiple participants in a Qualified Plan.

Please see “VII. Federal Tax Matters – Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions - Section 403(b) Plans. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan”). For information regarding Contracts issued for use in existing Section 403(b) Plans, please see Appendix B: “Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that were otherwise available under the Contract (where applicable, see Appendix C: “Optional Enhanced Death Benefits” Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix E: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Eligible Groups. John Hancock USA has issued group contracts to Venture® Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

Accumulation Period Provisions

We impose limits on the minimum amount of subsequent Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement Rider (previously known as the optional “Payment Credit” Rider) (only available in New York), the minimum initial Purchase Payment was $10,000.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million, or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See “Restrictions on Additional Purchase Payments” in Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.” For the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will accept only a Purchase Payment intended to qualify as a “rollover. For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

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John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

•	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

•	You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;

•	You purchased a Contract that will be used within our Individual 401(k) Program;

•	You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan currently owns one or more Qualified contracts issued by us prior to June 1, 2004; or

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in “Telephone and Electronic Transactions” in this section below).

The Optional Payment Enhancement Rider was only available in New York.

Payment Enhancement

The optional Payment Enhancement Rider (previously known as the optional “Payment Credit” Rider) was not available for John Hancock USA Contracts. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected the Payment Enhancement Rider is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement Rider was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we will add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, the Payment Enhancement was 5%. The Payment Enhancement Rider is funded from John Hancock New York’s General Account.

Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the Owner’s spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner’s death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

Right to Review Contract. If you exercised your right to return your Contract during the “right to review period,” we would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract were issued as an IRA under sections 408 or 408A of the Code, during the first 7 days of the right to review period we would have returned the Purchase Payments if this were greater than the amount otherwise payable.

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Tax Considerations. Payment Enhancements are not considered to be “investment in the contract” for income tax purposes (see “VII. Federal Tax Matters”).

Matters to Consider About the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your financial advisor should consider:

•	The length of time that you plan to own your Contract;

•	The frequency, amount and timing of any partial surrenders; and

•	The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to Additional Purchase Payments and you intend to hold your Contract for more than 11 years.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see “VI. Charges and Deductions”).

If you are considering making Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan’s compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan’s tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: “Qualified Plan Types”).

Additional Charges for the Payment Enhancement Rider. If you elected the Payment Enhancement Rider, the Separate Account annual expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement Rider is elected is 8% (as opposed to 6% with no Payment Enhancement Rider) and the withdrawal charge period is 8 years if the Payment Enhancement Rider is elected (as opposed to 7 years with no Payment Enhancement Rider).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center. We will promptly return any Purchase Payment not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

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We use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period.

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these

34

transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions—Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Money Market Investment Option even if the Contract Owner reaches the two transfers per month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Money Market Investment Option. If such a transfer to the Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Money Market Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact us at the telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

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We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation. The guaranteed interest rate we use for this purpose may change from time to time.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program and your DCA Source Investment Option selection are suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

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You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we process a withdrawal from the existing Contract to purchase a new Contract. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant. We will permit the Owner of the new Contract to purchase any optional benefit Rider then available.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

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Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

•	if there is no signed application on file with us;

•	you are requesting that we mail the amount withdrawn to an alternate address;

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

You may make systematic “Income Plan” withdrawals

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge–free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix D for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Principal Plus (formerly known as “Guaranteed Principal Plus”) and Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix D includes a general description of the Income Plus For Life Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that could exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date.

Amount of Death Benefit. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:

•    the Contract Value; or

•    the Minimum Death Benefit.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract. If the oldest Owner was less than 81 years old on the Contract Date, the Minimum Death Benefit will be determined as follows:

•	During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.

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•	During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:

(i)	is the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals; and

(ii)	is the greatest Anniversary Value prior to the oldest Owner’s turning age 81.

•

The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with withdrawals, since that Contract Anniversary.

If the oldest Owner had an attained age of 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VII. Federal Tax Matters” and the section titled “Qualified Plan Types” in the SAI).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner.

•

We will allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•	We will waive withdrawal charges for all future distributions.

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•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death Benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issue a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.

Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider.

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The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.

We will deny our consent to a later Maturity Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to a Maturity Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see “VII. Federal Tax Matters”). Distributions from Qualified Contracts may be required before the Maturity Date.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

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For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period (after the first Contract year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you will no longer be permitted to make any withdrawals under the Contract;

•	you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

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Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years – An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund – An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years – An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity – An annuity with full payments during the joint lifetimes of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years – An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its “Commuted Value” after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See “Full Surrenders During the Pay-out Period” and “Partial Surrenders During the Pay-out Period” below.)

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit Rider (i.e., an Income Plus For Life, Income Plus For Life – Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the Income Plus For Life or an Income Plus For Life – Joint Life Rider. For the Income Plus For Life – Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the Income Plus For Life – Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

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We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:

•	you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•

the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or

•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an “Annuity Unit”);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;
b	equals the dollar amount requested to be paid out as part of the commutation;
c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and
d	equals the Annuity Unit value on the day of the commutation is executed.

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For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment returns which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

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Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

You have a right to cancel your Contract within the permitted time.

Right to Review

You had the right to cancel the Contract by returning it to our Annuities Service Center or to the financial advisor from whom you purchased the Contract at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued under sections 408 (IRA) or 408A (Roth IRA) of the Code, during the first 7 days of the right to review period, you receive all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See “Payment Enhancement” earlier in this chapter for additional information.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with the financial advisor through whom you purchased the Contract regarding whether your purchase of the Contract was a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older could have cancelled the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We would have allocated your Purchase Payments to the Money Market Investment Option during this period, and thereafter would have transferred them to the Investment Options you selected. We would have permitted you to elect to allocate your Purchase Payments during this 30 day period

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to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancelled the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we would have paid you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we received your returned Contract. If you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we would have paid you the Contract Value (minus any Unpaid Loans), computed at the end of the Business Day on which we received your returned Contract. You may have been subject to investment losses prior to our receipt of your request for cancellation if you allocated your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

In states where permitted, a change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Group Contracts (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner’s ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days’ notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification.

All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

Acceptance of Contracts. John Hancock USA has discontinued new applications and issuance of new group contracts.

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The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services —Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to- time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

Market Value Charge. Any amount withdrawn, transferred or borrowed from an Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below.

The adjustment factor is determined by the following formula: 0.75 × (B-A) × C/12 where:

A	=	The guaranteed interest rate on the Investment account.

B	=	The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.

C	=	The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between “B” and “A” will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

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We make no market value charge on withdrawals from the Fixed Investment Option in the following situations:

•	death of the Owner;

•	amounts withdrawn to pay fees or charges;

•	amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;

•	amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period;

•	amounts withdrawn from a one-year Fixed Investment Option; and

•	amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior withdrawals in that Contract Year.

In no event will the market value charge:

•	be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;

•	together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or

•	reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner’s Purchase Payments.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals,” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See Appendix B: “Qualified Plan Types.”

Loans. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “Qualified Contracts—Loans” (see “VII. Federal Tax Matters”). The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix C: “Optional Enhanced Death Benefits,” Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” and/or Appendix E: “Optional Guaranteed Minimum Income Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge.

Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) Payment Enhancements (where applicable) and earnings attributable to Payment Enhancements; (iii) certain other “free withdrawal amounts,” described below; or (iv) Purchase Payments that have been in the Contract for more than 7 complete Contract Years (8 complete years if you elected the Payment Enhancement Rider in New York). In any Contract Year, the free withdrawal amount for that year is the greater of: (i) 10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and (ii) the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments). We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.

We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract issued on or after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

How We Determine the Withdrawal Charge. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being “liquidated” by the applicable withdrawal charge percentage shown below:

Maximum Withdrawal Charge

(as a percentage of Purchase Payments)

	John Hancock USA	John Hancock New York (without Payment Enhancement Rider)	John Hancock New York (with Payment Enhancement Rider)
First Year	6%	6%	8%
Second Year	6%	6%	8%
Third Year	5%	5%	7%
Fourth Year	5%	5%	7%
Fifth Year	4%	4%	5%
Sixth Year	3%	3%	4%
Seventh Year	2%	2%	3%
Eighth Year	0%	0%	1%
Thereafter	0%	0%	0%

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We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

For Contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which is: (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). You should consult with your own qualified tax advisor before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, the fee will be waived. We deduct this administration fee on the Contract Anniversary during the Accumulation Period. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the

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entire Contract Value on a day other than the Contract Anniversary, however, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative, distribution expenses, and for the mortality and expense risks, we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days’ prior written notice to the group holder. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that were made to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

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In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial advisor.

Premium Taxes

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state or residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

S pecial Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Qualified Contracts – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of your Qualified Plan if your Contract has an optional death benefit or other optional benefit Rider. See “Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

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Charitable Remainder Trusts

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute taxable ordinary income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxable currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent

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of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of contract value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the

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Contract’s value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date, if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract

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owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. It is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account since the Contract provides greater flexibility in allocating premiums and contract values than those annuity contracts described in the rulings.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives and policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the “Act”) into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose a penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

You may have purchased a Contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”). If so, numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan. If you intend to maintain a Contract for use in connection with a Qualified Plan you should consult a qualified tax advisor.

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In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no “investment in the Contract” and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant’s spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires from the employer who sponsored the Qualified Plan. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner’s death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated Beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic

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payments applies only if the Owner has had a separation from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

•	from a traditional IRA and make a “tax-free rollover” to another traditional IRA;

•

from a traditional IRA and make a “tax-free rollover” to a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;

•	from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a “tax-free rollover” to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

Although we allowed a Beneficiary of an IRA who was eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, effective February 2, 2009, we did not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

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If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. However, an early distribution penalty tax may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment involving a rollover transfer of funds, the transfer may be treated as a taxable transaction.

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Loans

You may be eligible for a loan of some or all of your Contract Value if we issued your Contract prior to January 1, 2009 in connection with a section 403(b) retirement arrangement that is not subject to Title 1 of ERISA, and you have not elected a GMWB Rider.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican “tax qualified” retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix E: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for more information about the impact of withdrawals on the Rider’s benefits.

Distribution of Contracts

We pay compensation for sales of the Contracts.	John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract typically received a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and serviced the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that we may continue to

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make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2011, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the Contracts that they would not receive in connection with contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer, or one product over another product.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with your Contract.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the

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financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	1
Servicing Agent	2
Principal Underwriter	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History	1
Accumulation Unit Value Tables	1
Services	1
Independent Registered Public Accounting Firm	2
Servicing Agent	2
Special Compensation and Reimbursement Arrangements	2
State Variations Regarding Recognition of Same-Sex Couples	5
Qualified Plan Types	6
Legal and Regulatory Matters	10
Appendix A: Audited Financial Statements	A-1

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2011 and 2010, and its Separate Account financial statements for the year ended December 31, 2011 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2011, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement Rider is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
2	$55,000	$5,000[1]	$50,000	6%	$3,000
4	50,500	5,000[2]	45,500	5%	2,275
6	60,000	10,000[3]	50,000	3%	1,500
7	35,000	5,000[4]	45,000[4]	2%	900
8	70,000	20,000[5]	50,000	0%	0

During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

[1]

In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).

[2]

In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments (50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).

[3]

In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free Withdrawal Amount).

[4]

In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000—$50,000), so the free Withdrawal Amount is equal to 10% of payments (50,000 ×10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

5	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement Rider is not elected, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$65,000	$2,000	$15,000[1]	$0	5%	$0
49,000	5,000	3,000[2]	2,000	5%	100
52,000	7,000	4,000[3]	3,000	5%	150
44,000	8,000	0[4]	8,000	5%	400

The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

1	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.
2	The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
3	The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
4	The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

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Appendix B: Qualified Plan Types

Plan Type
Traditional IRAs	Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or withdrawal), are taxable to the payee as ordinary income.

Roth IRAs	Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.”

Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request an SAI.

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Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Enhanced Earnings Death Benefit – Not offered in New York or Washington

2.	Accelerated Beneficiary Protection Death Benefit – Not offered in New York or Washington

Enhanced Earnings Death Benefit

(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Enhanced Earnings Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings death benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the Enhanced Earnings benefit prior to the withdrawal; and

(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings benefit payable on the death of the surviving spouse, the Enhanced Earnings benefit will be equal to zero on the date of the first Contract Owner’s death and the death benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Enhanced Earnings benefit.

Termination of the Enhanced Earnings Death Benefit

The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the Maturity Date; or (c) the date on which the Enhanced Earnings benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

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Enhanced Earnings Fee

A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Enhanced Earnings Death Benefit.

The election of the Enhanced Earnings Death Benefit on a Contract may not always be in your interest since an additional fee is imposed for this benefit.

Accelerated Beneficiary Protection Death Benefit

(Not offered in New York or Washington)

Depending on availability, you may have elected the Accelerated Beneficiary Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Accelerated Beneficiary Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once the Accelerated Beneficiary Protection Death Benefit is elected, it is irrevocable. If the Accelerated Beneficiary Protection Death Benefit is elected, the death benefit paid under the Accelerated Beneficiary Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit) is imposed for the Accelerated Beneficiary Protection Death Benefit (see “Accelerated Beneficiary Protection Death Benefit Fee” below). Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Accelerated Beneficiary Protection Death Benefit (“Accelerated Beneficiary Protection Death Benefit”) is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Accelerated Beneficiary Protection Death Benefit is equal to:

The “Enhanced Earnings Death Benefit” factor plus the greatest of:

•	the Contract Value;

•	the Return of Purchase Payments Death Benefit Factor;

•	the Annual Step-Up Death Benefit Factor; or

•	the Graded Death Benefit Factor.

We may offer other optional Riders whose benefits and the names of such benefits are similar to the Accelerated Beneficiary Protection Death Benefit Factors referenced above. These other optional Riders are separate and distinct from the Accelerated Beneficiary Protection Death Benefit Factors referenced above, they contain separate optional Rider charges and their benefits and limitations may be different.

If there is any Debt under the Contract, the Accelerated Beneficiary Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner’s spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum immediately, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:

•	The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner’s death (“first Accelerated Beneficiary Protection Death Benefit”) is not treated as a Purchase Payment to the Contract;

•

In determining the “Enhanced Earnings Death Benefit” Factor (see “Enhanced Earnings Death Benefit Factor” below), on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor;

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•

In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Withdrawal Reductions” below).

“Enhanced Earnings Death Benefit” Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the “Enhanced Earnings Death Benefit” factor is equal to 50% multiplied by Earnings, as defined under the “Enhanced Earnings Death Benefit” Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals (see example and “Withdrawal Reductions” below).

The Maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.

•	“Earnings” are equal to $175,000 minus $150,000, or $25,000.

•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Accelerated Beneficiary Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary (see “Withdrawal Reductions” below).

Graded Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1.	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%
[1]

If a Purchase Payment is received on or after the oldest Owner’s attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2.	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

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The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

We reserve the right to restrict Investment Options at any time. We will notify the Owner in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of the Accelerated Beneficiary Protection Death Benefit Rider

The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

•	the date the Contract terminates;

•	the Maturity Date; or

•

the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and the Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Accelerated Beneficiary Protection Death Benefit Fee

Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

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Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life Series Riders:

•	Income Plus For Life 12.08 Series:

o	Income Plus For Life 12.08

o	Income Plus For Life – Joint Life 12.08

•	Income Plus For Life (Quarterly Step-Up Review) Series

o	Income Plus For Life (Quarterly Step-Up Review)

o	Income Plus For Life – Joint Life (Quarterly Step-Up Review)

•	Income Plus For Life (Annual Step-Up Review) Series*

o	Income Plus For Life (Annual Step-Up Review)

o	Income Plus For Life – Joint Life (Annual Step-Up Review)

*	The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life.”

Principal Plus for Life Series Riders

•	Principal Plus for Life

•	Principal Plus for Life Plus Automatic Annual Step-Up

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix E.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

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Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

For Riders issued with Nonqualified Contracts:

•	both spouses must be named as co-Owners of the Contract; or

•	if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

•	one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

•	the Owner’s spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider;

•	the Covered Person complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and

•

if you intended the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), you must have been the surviving spouse of the decedent and you must own the IRA in your own name.

If you were the Beneficiary of a Contract that was intended to qualify as an IRA:

•	you would have been able to continue that Contract in effect as an Inherited IRA, but if the Contract had an existing GMWB Rider, the Rider terminated; and

•	you would not have been permitted to purchase a new GMWB Rider for use with the Contract.

Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Age Restrictions. We did not make any of the GMWB Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract.

Civil Union and Same-Sex Marriage Partners. The Riders generally are designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. See the SAI for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

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Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option begins; or

•	at full surrender of the Contract; or

•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life 12.08 or Income Plus For Life – Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life – Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

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If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Restrictions on Additional Purchase Payments

Your Contract requires that you must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. We do not permit Additional Purchase Payments during a Rider’s Settlement Phase (see “Settlement Phase,” below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we also will not accept, without our prior approval, an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a Qualified Plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

•

on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

•

for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept an Additional Purchase Payment that qualifies as a “rollover contribution”; but

•	we will not accept any Purchase Payment after the oldest Covered Person becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with Qualified Plans, including IRAs.

If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

•      among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

•      in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

•      if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or

•      if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract - Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

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You should consult with your registered representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Core Strategy Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Money Market Trust

•	Total Bond Market Trust A

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

•	American Asset Allocation Trust

•	Capital Appreciation Value Trust

•	Core Allocation Plus Trust

•	Disciplined Diversification Trust

•	Franklin Templeton Founding Allocation Trust (not available with any GMWB Rider purchased after December 15, 2008, other than Principal Plus for Life and Principal Returns.)

•	Fundamental Holdings Trust

•	Global Diversification Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restricted Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

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None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following Model Allocation was available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocation for a Guaranteed Minimum Withdrawal Benefit Rider:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Fundamental Holdings of America	15%	American International Trust
(not available after April 30, 2009)	25%	American Growth Trust
	25%	American Growth-Income Trust
	35%	Bond Trust

Additional Restricted Model Allocations for Principal Plus (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations The following eight Model Allocations were available with Principal Plus for Contracts issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

Restricted Model Allocations for Principal Plus:

Model Allocation Name	Percentage of Allocation	Portfolio Name
Conservative Income Strategy (formerly, “Scudder Conservative Income Strategy”):
	64.00%	Investment Quality Bond Trust
	10.00%	Active Bond Trust
	7.00%	Fundamental All Cap Core Trust
	6.00%	500 Index Trust B
	3.00%	International Value Trust
	2.00%	Total Stock Market Index Trust
	2.00%	Real Estate Securities Trust
	2.00%	Small Cap Index Trust
	1.00%	Fundamental Large Cap Value Trust
	1.00%	Global Trust
	1.00%	International Equity Index
	1.00%	Fundamental Value Trust

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Model Allocation Name	Percentage of Allocation	Portfolio Name
Growth Strategy (formerly, “Scudder Growth Strategy”):
	23.00%	500 Index Trust B
	18.00%	Fundamental All Cap Core Trust
	14.00%	International Value Trust
	11.00%	Investment Quality Bond Trust
	8.00%	Fundamental Value Trust
	6.00%	Fundamental Large Cap Value Trust
	5.00%	Total Stock Market Index Trust
	5.00%	Small Cap Index Trust
	4.00%	Real Estate Securities Trust
	2.00%	Global Trust
	2.00%	International Equity Index Trust
	2.00%	Active Bond Trust
Growth & Income Strategy (formerly, “Scudder Growth & Income Strategy”):
	32.00%	Investment Quality Bond Trust
	17.00%	500 Index Trust B
	15.00%	Fundamental All Cap Core Trust
	9.00%	International Value Trust
	5.00%	Active Bond Trust
	4.00%	Total Stock Market Index Trust
	4.00%	Fundamental Value Trust
	3.00%	Fundamental Large Cap Value Trust
	3.00%	Real Estate Securities Trust
	2.00%	Global Trust
	2.00%	International Equity Index Trust
	4.00%	Small Cap Index Trust
Income & Growth Strategy (formerly, “Scudder Income & Growth Strategy”):
	46.00%	Investment Quality Bond Trust
	13.00%	Fundamental All Cap Core Trust
	11.00%	500 Index Trust B
	7.00%	Active Bond Trust
	6.00%	International Value Trust
	3.00%	Total Stock Market Index Trust
	3.00%	Fundamental Value Trust
	3.00%	Small Cap Index Trust
	2.00%	Fundamental Large Cap Value Trust
	2.00%	Global Trust Series
	2.00%	International Equity Index Trust
	2.00%	Real Estate Securities Trust
Growth Focus:
	45.00%	500 Index Trust B
	40.00%	Investment Quality Bond Trust
	15.00%	Fundamental All Cap Core Trust
Sector Focus:
	40.00%	Investment Quality Bond Trust
	30.00%	Total Stock Market Index Trust
	15.00%	Real Estate Securities Trust
	15.00%	Fundamental All Cap Core Trust
US All-Capitalization:
	40.00%	Investment Quality Bond Trust
	15.00%	500 Index Trust B
	15.00%	Small Cap Index Trust
	15.00%	Fundamental All Cap Core Trust
	15.00%	Mid Cap Index Trust

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Model Allocation Name	Percentage of Allocation	Portfolio Name
Value Focus:
	40.00%	Investment Quality Bond Trust
	30.00%	Fundamental All Cap Core Trust
	15.00%	Fundamental Large Cap Value Trust
	15.00%	Fundamental Value Trust

[1]  If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

We reserve the right to:

•	limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

•	require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

•	limit your ability to transfer between existing Investment Options; and/or

•	require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permit you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

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Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

•	you select option A, B or C; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract” in the Prospectus) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”

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Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you will have the flexibility to start and stop withdrawals;

•	you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and

•	you reduce the Contract Value available for annuitization.

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When you annuitize:

•	you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

•	your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

•	you will no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life 12.08 Series Riders

Form of Guaranteed Amounts

The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero and the Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life 12.08); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint – Life 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

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Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in NY).

•

(for Income Plus For Life – Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life 12.08 – 5%

•	Income Plus For Life – Joint Life 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1/2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

o	the date of a Purchase Payment that we applied to the Benefit Base,

o	the date of a reduction in the Benefit Base, or

o	the effective date of a Step-Up.

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EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life 12.08 Series Riders provide the following Credit features:

•	Annual Credit Rate –

o	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

o	For Contracts issued in New York with Income Plus For Life 12.08, the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

o	For Contracts issued in New York with Income Plus For Life – Joint Life 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life 12.08 and Income Plus For Life – Joint Life 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

o	the 10th Contract Anniversary after the effective date of the Income Plus For Life 12.08 Rider; or

•	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

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Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

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Step-Ups. The Income Plus For Life 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

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For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 – $11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

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We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

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Impact of Death Benefits

Income Plus For Life 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE 12.08:
1.	Not the Covered Person

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

2.	The Covered Person	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner’s spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary; or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

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Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life 12.08) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life 12.08) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Income Plus For Life (Quarterly Step-Up Review) Series Riders

Income Plus For Life (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

•	the Covered Person turns age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or

•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life (Quarterly Step-Up Review)).

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IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

•	(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•

the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•

(for Income Plus For Life (Quarterly Step-Up Review)) you were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)) both you and your spouse were age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment

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performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life (Quarterly Step-Up Review) – 5%

•	Income Plus For Life – Joint Life (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

o	the date of a Purchase Payment that we applied to the Benefit Base,

o	the date of a reduction in the Benefit Base, or

o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate –

o	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:

•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

o	For Contracts issued in New York with Income Plus For Life (Quarterly Step-Up Review), the Credit will be equal to:

•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

•

6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.

o	For Contracts issued in New York with Income Plus For Life – Joint Life (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your spouse turns age 61, the Credit on the following Contract Anniversary will equal:

•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

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•

7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

•

Credit Period (for Annual Credits) for Income Plus For Life (Quarterly Step-Up Review) and Income Plus For Life – Joint Life (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•

Credit Period (for Annual Credits) for Income Plus For Life – Joint Life (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

o	the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or

o	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

•

the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we would apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount would increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we would apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount would increase to $5,700 (5% × $114,000).

Now assume you took an Excess Withdrawal of $10,000 during the third Contract Year that reduced the Benefit Base to $100,000, and you took no withdrawal and made an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there was no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit would be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base would increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount would increase to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

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Ten Year Credit. (not available with NY Income Plus For Life – Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is the greater of:

•

200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

•	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

•	(200% × $100,000) + (100% × $25,000) = $225,000; or

•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

•	the Contract Value on that date; and

•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

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If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

•	the Contract Value on the Contract Anniversary; or

•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, were 61, you took no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary was $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years was $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals were taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary would equal $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step- Ups.

Step-Ups may occur only while the Income Plus For Life (Quarterly Step-Up Review) Series Rider is in effect.

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Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you would have reduced your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would have reduced your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

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Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 – $11,000) and the Lifetime Income Amount would be $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base will be $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

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The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE (Quarterly Step-Up Review):
1. Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

	-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

	-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly Step-Up Review) fee at that time.

2. The Covered Person	-	ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner’s spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

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If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for Income Plus For Life (Quarterly Step-Up Review)) the death or removal of the Covered Person;

•	(for Income Plus For Life – Joint Life (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;

•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

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Features of Income Plus For Life (Annual Step-Up Review) Series Riders

Income Plus For Life (Annual Step-Up Review) has previously been referred to as “Income Plus For Life.”

Form of Guaranteed Amounts

Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

•	(for Income Plus For Life – Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

•

(for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1/2 (age 61 in New York).

•

(for Income Plus For Life – Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider).

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

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Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life (Annual Step-Up Review) – 5%

•	Income Plus For Life – Joint Life (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

Credits. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate:

¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;

¡	6% for Riders purchased before January 17, 2008 or in New York.

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% × $112,350).

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EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% × $106,000).

•

At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees – Fee for Income Plus For Life (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

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Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we will reduce the Account Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

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For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

•

any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•

a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

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Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or

•

you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person turned age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

o	the Excess Withdrawal amount; divided by

o	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for the Rider you purchased (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year,

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

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The settlement payment we pay to you under the Rider varies:

•

If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

•

If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
1. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•      may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse	• may continue in the same manner as 1.
• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•      does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

3. The Covered Person and the Beneficiary is the deceased Owner’s spouse	• ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s spouse	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner’s spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

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If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	the death or removal of the Covered Person; or

•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract an Owner, Beneficiary or Annuitant under the Contract.

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We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5%); by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1/2.

•

(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

•	Principal Plus – 5.00%

•	Principal Plus for Life – 5.00%

•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

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Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

•	5% of the Benefit Base immediately after the Additional Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

o	5% of the Benefit Base immediately after the Additional Purchase Payment; or

o	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

•	in the case of the Lifetime Income Amount, to equal the lesser of:

o	5% of the Benefit Base immediately after the Additional Purchase Payment; or

o	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

•	Credit Rate – 5%.

•	initial Credit Period

o	(for Principal Plus) – the first 5 Contract Years.

o	(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person turns age 80.

o	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.

•

extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

•

by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise

•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount will increase to $5,500 (5% × $110,000).

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Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

•	(for Principal Plus and Principal Plus for Life) 0.75%, and

•	(for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

•	(for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

•

(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

•	(for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

•

(for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% × $125,000).

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Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

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Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:

•	the Lifetime Income Amount prior to the withdrawal; or

•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

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Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchased (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or

•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit

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Riders” in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

•

You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

•

You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

•

We will make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.

•

After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

If the Beneficiary is:	Then PRINCIPAL PLUS:
1. The deceased Owner’s spouse	• Continues if the Benefit Base is greater than zero.

•      Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

•      Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

• Continues to impose the Principal Plus fee.

•      Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

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If the Beneficiary is:	Then PRINCIPAL PLUS:
2. Not the deceased Owner’s spouse

•      Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1. The Covered Person and the Beneficiary is the deceased Owner’s spouse

•      Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We will automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

• Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
• Continues to impose the Principal Plus for Life fee.

•      Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

4. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse

•      Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

•      In this case, does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner’s spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner’s spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

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Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	under Principal Plus, the date the Benefit Base depletes to zero; or

•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

•	under Principal Plus, the Maturity Date under the Contract; or

•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

•	8% of the Benefit Base immediately after the Purchase Payment; or

•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

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We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:

•	the amount of your initial Purchase Payments, up to $5 million; or

•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

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Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or

•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and

•	there were no Excess Withdrawals during that Contract Year, and

•	the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit

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Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

•	Continues if the Benefit Base is greater than zero.

•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.

•

Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

•	Continues to impose the Rider fee.

•

Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.

•

Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

•	the date the Benefit Base and the Contract Value both deplete to zero; or

•	the date an Annuity Option under the Contract begins; or

•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

•	termination of the Contract.

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Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

Guaranteed Retirement Income Benefit* II

Guaranteed Retirement Income Benefit* III

John Hancock New York

Guaranteed Retirement Income Benefit* II

*	May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

John Hancock USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

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Guaranteed Retirement Income Benefit II Growth Factor: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Guaranteed Retirement Income Benefit III Growth Factor: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Benefit II Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Benefit III Income Base Reductions: If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options” in “V. Description of the Contract”).

Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain – Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income

E-2

Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that because (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

E-3

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base (Guaranteed Retirement Income Benefit II only): The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options” in “V. Description of the Contract”):

•	Life Annuity with a 10-Year Period Certain;

•	Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%

E-4

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;

•	the termination of the Contract for any reason; or

•	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that because (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

E-5

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges.)

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Wealthmark Contracts with no optional benefit Riders;

•	Wealthmark Contracts with the Enhanced Earnings optional benefit Rider; and

•	Wealthmark Contracts with the Payment Enhancement optional benefit Rider.

Please note that fees for Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Accelerated Beneficiary Protection Death Benefit and the GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

U-1

Wealthmark ALL

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Wealthmark Variable Annuity

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
500 Index Trust B - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	10.705	9.452	7.586	12.249	12.500	—	—	—	—	—
Value at End of Year	10.754	10.705	9.452	7.586	12.249	—	—	—	—	—
Wealthmark No. of Units	2,242,696	2,597,793	2,922,785	3,207,544	3,636,231	—	—	—	—	—
NY Wealthmark No. of Units	258,634	290,018	307,062	329,044	351,590	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	10.627	9.401	7.561	12.233	12.500	—	—	—	—	—
Value at End of Year	10.654	10.627	9.401	7.561	12.233	—	—	—	—	—
No. of Units	211,814	249,107	279,773	348,730	405,345	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	10.569	9.364	7.542	12.221	12.500	—	—	—	—	—
Value at End of Year	10.580	10.569	9.364	7.542	12.221	—	—	—	—	—
No. of Units	24,007	23,630	23,398	15,419	22,423	—	—	—	—	—

Active Bond Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.012	14.281	11.643	13.215	13.102	—	—	—	—	—
Value at End of Year	16.690	16.012	14.281	11.643	13.215	—	—	—	—	—
Wealthmark No. of Units	646,738	885,812	971,902	1,091,044	1,523,314	—	—	—	—	—
NY Wealthmark No. of Units	71,144	83,867	98,003	99,021	132,962	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	15.832	14.148	11.558	13.145	13.049	—	—	—	—	—
Value at End of Year	16.469	15.832	14.148	11.558	13.145	—	—	—	—	—
No. of Units	75,777	91,157	107,803	118,420	170,957	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	15.697	14.049	11.494	13.092	13.010	—	—	—	—	—
Value at End of Year	16.305	15.697	14.049	11.494	13.092	—	—	—	—	—
No. of Units	13,854	14,637	14,673	22,155	25,839	—	—	—	—	—

AIM V.I. Utilities Fund Portfolio (formerly INVESCO VIF-Utilities Fund Portfolio) (substituted with JHT Total Stock Market Index Trust eff 5-03-07) Series I Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	22.370	19.416	15.897	13.751	12.500
Value at End of Year	—	—	—	—	—	27.677	22.370	19.416	15.897	13.751
Wealthmark No. of Units	—	—	—	—	—	120,435	135,340	114,215	10,468	437
NY Wealthmark No. of Units	—	—	—	—	—	6,605	7,051	6,060	2,979	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	22.226	19.330	15.936	13.757	12.500
Value at End of Year	—	—	—	—	—	27.444	22.226	19.330	15.936	13.757
No. of Units	—	—	—	—	—	10,897	9,657	12,340	101,580	5,495

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	22.119	19.265	15.868	15.313	—
Value at End of Year	—	—	—	—	—	27.271	22.119	19.265	15.868	—
No. of Units	—	—	—	—	—	6,361	4,357	3,130	469	—

Alger American Balanced Portfolio (substituted with JHT Index Allocation Trust eff 5-03-07) - Class S Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.440	17.795	14.956	12.799	12.500
Value at End of Year	—	—	—	—	—	16.936	16.440	17.795	14.956	12.799
Wealthmark No. of Units	—	—	—	—	—	1,018,005	1,106,591	249,717	83,239	1,097
NY Wealthmark No. of Units	—	—	—	—	—	90,811	90,815	18,238	28,262	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	16.334	17.716	14.993	12.805	12.500
Value at End of Year	—	—	—	—	—	16.793	16.334	17.716	14.993	12.805
No. of Units	—	—	—	—	—	67,370	70,552	50,751	926,293	16,012

U-2

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	16.255	17.657	14.928	14.466	—
Value at End of Year	—	—	—	—	—	16.687	16.255	17.657	14.928	—
No. of Units	—	—	—	—	—	12,792	13,021	2,700	3,872	—

Alger American Leveraged AllCap Portfolio (substituted with JHT All Cap Core Trust eff 5-03-07) - Class S Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	20.032	15.415	16.684	12.629	12.500
Value at End of Year	—	—	—	—	—	23.500	20.032	15.415	16.684	12.629
Wealthmark No. of Units	—	—	—	—	—	243,915	223,849	1,218,218	31,250	811
NY Wealthmark No. of Units	—	—	—	—	—	20,475	18,632	99,652	6,335	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	19.903	15.346	16.725	12.635	12.500
Value at End of Year	—	—	—	—	—	23.302	19.903	15.346	16.725	12.635
No. of Units	—	—	—	—	—	44,618	50,877	93,621	178,102	13,628

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.807	15.295	16.653	16.292	—
Value at End of Year	—	—	—	—	—	23.155	19.807	15.295	16.653	—
No. of Units	—	—	—	—	—	654	1,678	21,538	2,700	—

All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.984	14.368	11.360	19.122	20.097	—	—	—	—	—
Value at End of Year	15.784	15.984	14.368	11.360	19.122	—	—	—	—	—
Wealthmark No. of Units	132,070	149,215	177,068	201,654	265,205	—	—	—	—	—
NY Wealthmark No. of Units	18,098	18,765	20,251	22,565	22,780	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	15.710	14.150	11.210	18.908	19.898	—	—	—	—	—
Value at End of Year	15.483	15.710	14.150	11.210	18.908	—	—	—	—	—
No. of Units	24,662	26,297	41,864	43,910	44,286	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	18.749	19.750	—	—	—	—	—
Value at End of Year	—	—	—	11.099	18.749	—	—	—	—	—
No. of Units	—	—	—	858	859	—	—	—	—	—

American Asset Allocation Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.180	13.756	11.317	16.357	17.629	—	—	—	—	—
Value at End of Year	15.097	15.180	13.756	11.317	16.357	—	—	—	—	—
Wealthmark No. of Units	155,379	167,304	185,943	181,553	115,332	—	—	—	—	—
NY Wealthmark No. of Units	18,174	19,414	12,418	10,846	6,562	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	16.116	14.634	12.063	17.471	17.629	—	—	—	—	—
Value at End of Year	15.997	16.116	14.634	12.063	17.471	—	—	—	—	—
No. of Units	20,586	18,080	22,928	13,273	8,197	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	16.028	14.576	12.033	17.453	17.629	—	—	—	—	—
Value at End of Year	15.885	16.028	14.576	12.033	17.453	—	—	—	—	—
No. of Units	622	639	654	668	3,249	—	—	—	—	—

American Bond Trust (merged into Bond Trust eff 10-28-11) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	12.967	11.749	13.212	13.263	—	—	—	—	—
Value at End of Year	—	13.550	12.967	11.749	13.212	—	—	—	—	—
Wealthmark No. of Units	—	54,438	94,743	65,310	31,935	—	—	—	—	—
NY Wealthmark No. of Units	—	2,033	1,617	3,487	437	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	12.853	11.669	13.149	13.216	—	—	—	—	—
Value at End of Year	—	13.403	12.853	11.669	13.149	—	—	—	—	—
No. of Units	—	15,602	21,104	19,332	29,323	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	13.181	—	—	—	—	—
Value at End of Year	—	—	—	—	13.101	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-3

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
American Global Growth Trust - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	12.229	11.155	7.999	13.230	13.002	—	—	—	—	—
Value at End of Year	10.926	12.229	11.155	7.999	13.230	—	—	—	—	—
Wealthmark No. of Units	98,873	94,819	155,942	76,034	8,792	—	—	—	—	—
NY Wealthmark No. of Units	4,994	5,017	4,875	4,100	2,565	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.140	11.095	7.972	13.212	12.988	—	—	—	—	—
Value at End of Year	10.824	12.140	11.095	7.972	13.212	—	—	—	—	—
No. of Units	41,610	42,491	53,819	5,494	224	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	13.199	12.978	—	—	—	—	—
Value at End of Year	—	—	—	7.952	13.199	—	—	—	—	—
No. of Units	—	—	—	5,205	—	—	—	—	—	—

American Global Small Capitalization Trust - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.694	9.732	6.152	13.502	13.928	—	—	—	—	—
Value at End of Year	9.268	11.694	9.732	6.152	13.502	—	—	—	—	—
Wealthmark No. of Units	55,155	66,748	76,519	29,674	1,024	—	—	—	—	—
NY Wealthmark No. of Units	5,677	9,863	8,024	1,633	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	11.608	9.680	6.131	13.484	13.913	—	—	—	—	—
Value at End of Year	9.182	11.608	9.680	6.131	13.484	—	—	—	—	—
No. of Units	3,634	3,089	3,943	3,391	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	13.902	—	—	—	—	—
Value at End of Year	—	—	—	—	13.471	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

American Growth Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.025	17.190	12.570	22.879	22.163	—	—	—	—	—
Value at End of Year	18.801	20.025	17.190	12.570	22.879	—	—	—	—	—
Wealthmark No. of Units	271,190	290,602	311,615	337,855	233,294	—	—	—	—	—
NY Wealthmark No. of Units	2,435	4,686	4,831	657	2,086	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	19.721	16.962	12.429	22.667	21.987	—	—	—	—	—
Value at End of Year	18.479	19.721	16.962	12.429	22.667	—	—	—	—	—
No. of Units	11,846	15,401	16,379	16,504	17,785	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	19.496	16.793	12.323	22.509	21.855	—	—	—	—	—
Value at End of Year	18.240	19.496	16.793	12.323	22.509	—	—	—	—	—
No. of Units	4,976	4,177	4,192	1,512	—	—	—	—	—	—

American Growth-Income Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.299	15.827	12.283	20.147	20.629	—	—	—	—	—
Value at End of Year	16.675	17.299	15.827	12.283	20.147	—	—	—	—	—
Wealthmark No. of Units	136,480	164,342	184,200	157,491	120,574	—	—	—	—	—
NY Wealthmark No. of Units	1,152	2,017	2,025	471	485	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	17.036	15.617	12.145	19.960	20.465	—	—	—	—	—
Value at End of Year	16.389	17.036	15.617	12.145	19.960	—	—	—	—	—
No. of Units	8,807	7,936	8,474	5,663	6,861	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	19.821	20.343	—	—	—	—	—
Value at End of Year	—	—	—	12.042	19.821	—	—	—	—	—
No. of Units	—	—	—	3,482	—	—	—	—	—	—

U-4

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
American High-Income Bond Trust - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.758	12.182	8.925	11.971	12.119	—	—	—	—	—
Value at End of Year	13.747	13.758	12.182	8.925	11.971	—	—	—	—	—
Wealthmark No. of Units	55,585	56,822	49,348	40,050	—	—	—	—	—	—
NY Wealthmark No. of Units	1,920	2,892	319	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	13.657	12.117	8.895	11.955	12.106	—	—	—	—	—
Value at End of Year	13.619	13.657	12.117	8.895	11.955	—	—	—	—	—
No. of Units	4,602	148	968	30	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	13.582	12.069	8.873	11.943	12.096	—	—	—	—	—
Value at End of Year	13.524	13.582	12.069	8.873	11.943	—	—	—	—	—
No. of Units	2,695	12,033	12,213	5,188	—	—	—	—	—	—

American International Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	26.522	25.212	17.954	31.650	29.234	—	—	—	—	—
Value at End of Year	22.393	26.522	25.212	17.954	31.650	—	—	—	—	—
Wealthmark No. of Units	91,466	95,209	95,807	99,122	57,428	—	—	—	—	—
NY Wealthmark No. of Units	3,688	4,778	5,793	3,013	2,502	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	26.119	24.878	17.751	31.357	29.001	—	—	—	—	—
Value at End of Year	22.009	26.119	24.878	17.751	31.357	—	—	—	—	—
No. of Units	11,318	5,355	5,599	5,146	6,121	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	25.820	24.631	17.601	31.139	28.828	—	—	—	—	—
Value at End of Year	21.725	25.820	24.631	17.601	31.139	—	—	—	—	—
No. of Units	460	472	484	494	—	—	—	—	—	—

American New World Trust - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.312	12.385	8.440	14.927	14.478	—	—	—	—	—
Value at End of Year	12.080	14.312	12.385	8.440	14.927	—	—	—	—	—
Wealthmark No. of Units	159,664	181,928	162,316	83,526	57,170	—	—	—	—	—
NY Wealthmark No. of Units	1,902	2,676	3,017	1,218	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	14.207	12.319	8.412	14.907	14.463	—	—	—	—	—
Value at End of Year	11.968	14.207	12.319	8.412	14.907	—	—	—	—	—
No. of Units	8,350	7,434	7,244	4,273	2,781	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	14.451	—	—	—	—	—
Value at End of Year	—	—	—	—	14.892	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.564	—	—	—	—	—	—	—	—	—
Wealthmark No. of Units	61,889	—	—	—	—	—	—	—	—	—
NY Wealthmark No. of Units	3,955	—	—	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.559	—	—	—	—	—	—	—	—	—
No. of Units	15,787	—	—	—	—	—	—	—	—	—

Blue Chip Growth Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.777	13.800	9.816	17.353	16.755	—	—	—	—	—
Value at End of Year	15.751	15.777	13.800	9.816	17.353	—	—	—	—	—
Wealthmark No. of Units	117,972	75,380	100,396	74,008	58,233	—	—	—	—	—
NY Wealthmark No. of Units	86	69	1,921	97	102	—	—	—	—	—

U-5

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Wealthmark Contracts with EER
Value at Start of Year	15.507	13.591	9.687	17.158	16.589	—	—	—	—	—
Value at End of Year	15.451	15.507	13.591	9.687	17.158	—	—	—	—	—
No. of Units	29,210	16,565	18,547	14,882	9,460	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	15.307	13.436	9.591	17.014	16.465	—	—	—	—	—
Value at End of Year	15.229	15.307	13.436	9.591	17.014	—	—	—	—	—
No. of Units	11,966	20,594	20,878	1,664	3,305	—	—	—	—	—

Capital Appreciation Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.502	14.090	10.059	16.285	15.434	—	—	—	—	—
Value at End of Year	15.261	15.502	14.090	10.059	16.285	—	—	—	—	—
Wealthmark No. of Units	29,732	33,574	45,500	27,162	29,780	—	—	—	—	—
NY Wealthmark No. of Units	28	—	1,179	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	15.237	13.876	9.926	16.102	15.281	—	—	—	—	—
Value at End of Year	14.970	15.237	13.876	9.926	16.102	—	—	—	—	—
No. of Units	863	537	540	747	151	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	15.168	—	—	—	—	—
Value at End of Year	—	—	—	—	15.967	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Capital Appreciation Value Trust - Series II Shares (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	13.009	11.610	9.068	12.500	—	—	—	—	—	—
Value at End of Year	13.198	13.009	11.610	9.068	—	—	—	—	—	—
Wealthmark No. of Units	74,896	82,334	82,370	49,851	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.943	11.574	12.500	—	—	—	—	—	—	—
Value at End of Year	13.105	12.943	11.574	—	—	—	—	—	—	—
No. of Units	4,140	4,209	4,244	—	—	—	—	—	—	—

Classic Value Trust (merged into Equity-Income Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.564	18.048	—	—	—	—	—
Value at End of Year	—	—	—	7.801	14.564	—	—	—	—	—
Wealthmark No. of Units	—	—	—	6,024	6,400	—	—	—	—	—
NY Wealthmark No. of Units	—	—	—	1,107	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	14.458	17.940	—	—	—	—	—
Value at End of Year	—	—	—	7.728	14.458	—	—	—	—	—
No. of Units	—	—	—	1,138	187	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	17.859	—	—	—	—	—
Value at End of Year	—	—	—	—	14.379	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Core Allocation Plus Trust - Series II Shares (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	11.738	10.794	8.750	12.500	—	—	—	—	—	—
Value at End of Year	11.284	11.738	10.794	8.750	—	—	—	—	—	—
Wealthmark No. of Units	403	406	1,337	1,101	—	—	—	—	—	—

Core Allocation Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.418	15.037	12.500	—	—	—	—	—	—	—
Value at End of Year	15.916	16.418	15.037	—	—	—	—	—	—	—
Wealthmark No. of Units	16,784	10,618	160	—	—	—	—	—	—	—
NY Wealthmark No. of Units	18,588	20,799	—	—	—	—	—	—	—	—

U-6

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Wealthmark Contracts with EER
Value at Start of Year	—	15.017	12.500	—	—	—	—	—	—	—
Value at End of Year	—	16.363	15.017	—	—	—	—	—	—	—
No. of Units	—	4,387	4,439	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	15.768	—	—	—	—	—	—	—	—	—
No. of Units	3,279	—	—	—	—	—	—	—	—	—

Core Balanced Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.606	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.522	16.606	—	—	—	—	—	—	—	—
Wealthmark No. of Units	16,845	7,438	—	—	—	—	—	—	—	—
NY Wealthmark No. of Units	74	75	—	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	16.551	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.434	16.551	—	—	—	—	—	—	—	—
No. of Units	5,281	5,018	—	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	16.509	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.368	16.509	—	—	—	—	—	—	—	—
No. of Units	407	452	—	—	—	—	—	—	—	—

Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 4-27-12) - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.034	15.396	12.500	—	—	—	—	—	—	—
Value at End of Year	16.466	17.034	15.396	—	—	—	—	—	—	—
Wealthmark No. of Units	47,829	31,923	2,204	—	—	—	—	—	—	—

Core Equity Trust (merged into Fundamental Value Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.282	16.161	—	—	—	—	—
Value at End of Year	—	—	—	6.395	14.282	—	—	—	—	—
Wealthmark No. of Units	—	—	—	3,201	4,438	—	—	—	—	—
NY Wealthmark No. of Units	—	—	—	1,575	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	14.178	16.064	—	—	—	—	—
Value at End of Year	—	—	—	6.335	14.178	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	15.992	—	—	—	—	—
Value at End of Year	—	—	—	—	14.100	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Core Fundamental Holdings Trust - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	15.903	14.708	12.500	—	—	—	—	—	—	—
Value at End of Year	15.764	15.903	14.708	—	—	—	—	—	—	—
Wealthmark No. of Units	58,411	43,246	2,573	—	—	—	—	—	—	—
NY Wealthmark No. of Units	5,699	—	—	—	—	—	—	—	—	—

Core Global Diversification Trust - Series II Shares (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	16.235	15.203	12.500	—	—	—	—	—	—	—
Value at End of Year	15.409	16.235	15.203	—	—	—	—	—	—	—
Wealthmark No. of Units	34,345	17,555	12,047	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	15.168	12.500	—	—	—	—	—	—	—
Value at End of Year	—	16.141	15.168	—	—	—	—	—	—	—
No. of Units	—	2,977	2,991	—	—	—	—	—	—	—

U-7

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.667	12.355	10.299	14.206	14.216	—	—	—	—	—
Value at End of Year	13.478	13.667	12.355	10.299	14.206	—	—	—	—	—
Wealthmark No. of Units	972,874	1,138,663	1,370,869	1,491,545	2,074,880	—	—	—	—	—
NY Wealthmark No. of Units	124,630	139,308	150,599	153,095	179,933	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	13.534	12.260	10.240	14.152	14.182	—	—	—	—	—
Value at End of Year	13.320	13.534	12.260	10.240	14.152	—	—	—	—	—
No. of Units	63,236	67,406	85,624	97,717	138,126	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	13.435	12.189	10.196	14.113	14.156	—	—	—	—	—
Value at End of Year	13.203	13.435	12.189	10.196	14.113	—	—	—	—	—
No. of Units	9,733	11,322	11,546	11,660	19,836	—	—	—	—	—

Credit Suisse Trust Global Small Cap Portfolio (formerly Credit Suisse Trust-Global Post-Venture Capital Portfolio)

(substituted with JHT International Equity Index Trust B eff 5-03-07) - NAV Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	26.313	22.974	19.698	13.555	12.500
Value at End of Year	—	—	—	—	—	29.374	26.313	22.974	19.698	13.555
Wealthmark No. of Units	—	—	—	—	—	55,414	54,354	33,475	5,433	96
NY Wealthmark No. of Units	—	—	—	—	—	6,841	4,834	4,823	1,607	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	26.143	22.871	19.746	13.561	12.500
Value at End of Year	—	—	—	—	—	29.127	26.143	22.871	19.746	13.561
No. of Units	—	—	—	—	—	6,938	8,631	6,869	17,980	362

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	26.017	22.795	19.673	19.536	—
Value at End of Year	—	—	—	—	—	28.943	26.017	22.795	19.673	—
No. of Units	—	—	—	—	—	39	828	40	—	—

Credit SuisseTrust-Emerging Markets Portfolio (substituted with JHT International Equity Index Trust B eff 5-03-07) NAV Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	29.224	23.164	18.757	13.340	12.500
Value at End of Year	—	—	—	—	—	38.189	29.224	23.164	18.757	13.340
Wealthmark No. of Units	—	—	—	—	—	238,035	228,309	199,080	21,105	334
NY Wealthmark No. of Units	—	—	—	—	—	15,704	13,835	9,923	5,470	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	29.036	23.061	18.803	13.346	12.500
Value at End of Year	—	—	—	—	—	37.867	29.036	23.061	18.803	13.346
No. of Units	—	—	—	—	—	28,113	34,002	30,867	132,213	2,871

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	28.895	22.984	18.722	18.236	—
Value at End of Year	—	—	—	—	—	37.628	28.895	22.984	18.722	—
No. of Units	—	—	—	—	—	1,532	5,656	5,353	135	—

Disciplined Diversification Trust - Series II Shares (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	12.763	11.435	9.134	12.500	—	—	—	—	—	—
Value at End of Year	12.298	12.763	11.435	9.134	—	—	—	—	—	—
Wealthmark No. of Units	629	633	7,697	6,053	—	—	—	—	—	—

Dreyfus I.P. MidCap Stock Portfolio (substituted with JHT Mid Cap Index Trust eff 5-03-07) - Service Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	21.723	20.221	17.908	13.840	12.500
Value at End of Year	—	—	—	—	—	23.066	21.723	20.221	17.908	13.840
Wealthmark No. of Units	—	—	—	—	—	886,682	938,985	932,611	74,493	3,146
NY Wealthmark No. of Units	—	—	—	—	—	78,123	78,833	76,549	29,002	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	21.583	20.131	17.952	13.846	12.500
Value at End of Year	—	—	—	—	—	22.871	21.583	20.131	17.952	13.846
No. of Units	—	—	—	—	—	89,683	92,859	93,694	657,053	30,194

U-8

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	21.478	20.064	17.875	17.221	—
Value at End of Year	—	—	—	—	—	22.727	21.478	20.064	17.875	—
No. of Units	—	—	—	—	—	22,517	24,638	25,374	7,461	—

Dreyfus Socially Responsible Growth Fund Inc (substituted with JHT Quantitative All Cap Trust eff 5-03-07) (now Optimized All Cap Trust) Service Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	18.179	17.837	17.033	13.763	12.500
Value at End of Year	—	—	—	—	—	19.533	18.179	17.837	17.033	13.763
Wealthmark No. of Units	—	—	—	—	—	49,211	68,128	71,576	8,876	1,348
NY Wealthmark No. of Units	—	—	—	—	—	3,964	5,407	5,595	390	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	18.062	17.757	17.075	13.770	12.500
Value at End of Year	—	—	—	—	—	19.369	18.062	17.757	17.075	13.770
No. of Units	—	—	—	—	—	7,476	7,533	9,070	58,272	4,103

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	17.975	17.698	17.012	16.751	—
Value at End of Year	—	—	—	—	—	19.246	17.975	17.698	17.012	—
No. of Units	—	—	—	—	—	2,138	2,139	2,141	—	—
DWS Balanced VIP (formerly Scudder Total Return Portfolio) (substituted with JHT Index Allocation Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.429	16.034	15.250	13.182	12.500
Value at End of Year	—	—	—	—	—	17.792	16.429	16.034	15.250	13.182
Wealthmark No. of Units	—	—	—	—	—	651,852	710,666	722,056	63,630	3,229
NY Wealthmark No. of Units	—	—	—	—	—	59,451	60,602	97,891	31,793	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	16.323	15.963	15.288	13.188	12.500
Value at End of Year	—	—	—	—	—	17.642	16.323	15.963	15.288	13.188
No. of Units	—	—	—	—	—	65,263	70,550	68,982	581,153	17,638

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	16.244	15.909	15.222	15.094	—
Value at End of Year	—	—	—	—	—	17.531	16.244	15.909	15.222	—
No. of Units	—	—	—	—	—	4,454	12,190	11,417	3,314	—

DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio) (substituted with JHT Total Stock Market Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	20.772	19.204	16.813	13.477	12.500
Value at End of Year	—	—	—	—	—	23.594	20.772	19.204	16.813	13.477
Wealthmark No. of Units	—	—	—	—	—	646,728	650,218	654,816	80,970	2,554
NY Wealthmark No. of Units	—	—	—	—	—	73,566	68,510	62,986	20,784	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	20.638	19.119	16.854	13.483	12.500
Value at End of Year	—	—	—	—	—	23.396	20.638	19.119	16.854	13.483
No. of Units	—	—	—	—	—	79,298	89,385	105,356	444,499	17,806

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	20.538	19.055	17.254	16.789	—
Value at End of Year	—	—	—	—	—	23.248	20.538	19.055	17.254	—
No. of Units	—	—	—	—	—	7,356	3,769	4,039	216	—

DWS Bond VIP (formerly SVS Bond Portfolio) (substituted with JHT Bond Index Trust A eff 5-03-07) (now Total Bond Market Trust A) Class B Shares (units first credited 9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.547	12.500	—	—	—
Value at End of Year	—	—	—	—	—	12.908	12.547	—	—	—
Wealthmark No. of Units	—	—	—	—	—	14,678	7,352	—	—	—
NY Wealthmark No. of Units	—	—	—	—	—	2,180	1,939	—	—	—

U-9

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	12.530	—	—	—	—
Value at End of Year	—	—	—	—	—	12.865	—	—	—	—
No. of Units	—	—	—	—	—	6,867	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	12.517	—	—	—	—
Value at End of Year	—	—	—	—	—	12.833	—	—	—	—
No. of Units	—	—	—	—	—	3,484	—	—	—	—

DWS Capital Growth VIP (formerly Scudder Capital Growth Portfolio) (substituted with JHT 500 Index Trust B eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.358	18.090	17.015	13.666	12.500
Value at End of Year	—	—	—	—	—	20.649	19.358	18.090	17.015	13.666
Wealthmark No. of Units	—	—	—	—	—	1,933,116	1,405,287	564,708	31,170	2,440
NY Wealthmark No. of Units	—	—	—	—	—	134,851	102,555	20,406	8,183	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	19.233	18.009	17.057	13.672	12.500
Value at End of Year	—	—	—	—	—	20.475	19.233	18.009	17.057	13.672
No. of Units	—	—	—	—	—	198,663	112,102	37,509	476,741	23,254

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.140	17.949	16.983	16.963	—
Value at End of Year	—	—	—	—	—	20.346	19.140	17.949	16.983	—
No. of Units	—	—	—	—	—	3,718	3,390	896	189	—

DWS Conservative Allocation VIP (formerly Scudder Income & Growth Strategy Portfolio) (substituted with JHT Lifestyle Moderate Trust eff 12-12-07) Class B Shares (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.643	13.255	12.500	—	—
Value at End of Year	—	—	—	—	—	14.639	13.643	13.255	—	—
Wealthmark No. of Units	—	—	—	—	—	955,432	828,363	244,455	—	—
NY Wealthmark No. of Units	—	—	—	—	—	124,303	84,849	36,206	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	13.606	13.245	12.500	—	—
Value at End of Year	—	—	—	—	—	14.570	13.606	13.245	—	—
No. of Units	—	—	—	—	—	83,249	63,709	14,380	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	13.578	13.238	12.500	—	—
Value at End of Year	—	—	—	—	—	14.518	13.578	13.238	—	—
No. of Units	—	—	—	—	—	127,772	112,172	56,329	—	—

DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio) (substituted with Investment Quality Bond Trust eff 11-16-09) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	14.132	13.815	13.484	13.425	13.046	12.655	12.500
Value at End of Year	—	—	—	11.189	14.132	13.815	13.484	13.425	13.046	12.655
Wealthmark No. of Units	—	—	—	1,242,781	1,571,822	1,746,755	1,845,843	1,986,687	191,978	5,127
NY Wealthmark No. of Units	—	—	—	129,251	178,064	195,083	202,292	201,103	25,524	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	13.985	13.699	13.397	13.365	13.079	12.660	12.500
Value at End of Year	—	—	—	11.050	13.985	13.699	13.397	13.365	13.079	12.660
No. of Units	—	—	—	191,631	239,698	230,422	248,301	270,955	1,336,424	69,290

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	13.876	13.612	13.333	13.321	13.022	12.777	—
Value at End of Year	—	—	—	10.947	13.876	13.612	13.333	13.321	13.022	—
No. of Units	—	—	—	15,708	18,322	18,157	18,011	26,041	272	—

U-10

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio) (substituted with JHT Fundamental Value Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	21.299	19.774	17.954	14.096	12.500
Value at End of Year	—	—	—	—	—	24.016	21.299	19.774	17.954	14.096
Wealthmark No. of Units	—	—	—	—	—	915,913	954,778	940,931	62,274	1,718
NY Wealthmark No. of Units	—	—	—	—	—	60,199	60,582	46,354	8,817	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	21.162	19.686	17.998	14.103	12.500
Value at End of Year	—	—	—	—	—	23.814	21.162	19.686	17.998	14.103
No. of Units	—	—	—	—	—	104,820	106,575	110,851	620,132	29,890

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	21.060	19.620	17.921	17.780	—
Value at End of Year	—	—	—	—	—	23.663	21.060	19.620	17.921	—
No. of Units	—	—	—	—	—	14,473	22,413	23,249	4,361	—

DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services Portfolio) (merged into DWS Dreman High Return Equity VIP eff 9-15-06) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	20.232	18.357	14.604	12.500
Value at End of Year	—	—	—	—	—	—	19.860	20.232	18.357	14.604
Wealthmark No. of Units	—	—	—	—	—	—	263,120	274,535	19,799	1,307
NY Wealthmark No. of Units	—	—	—	—	—	—	15,951	20,930	3,894	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	20.142	18.402	14.611	12.500
Value at End of Year	—	—	—	—	—	—	19.733	20.142	18.402	14.611
No. of Units	—	—	—	—	—	—	20,661	23,708	218,880	13,417

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	20.075	13.323	17.907	—
Value at End of Year	—	—	—	—	—	—	19.637	20.075	13.323	—
No. of Units	—	—	—	—	—	—	1,081	505	315	—

DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio) (substituted with JHT Quantitative All Cap Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	22.449	21.173	18.851	14.568	12.500
Value at End of Year	—	—	—	—	—	22.666	22.449	21.173	18.851	14.568
Wealthmark No. of Units	—	—	—	—	—	2,450,094	1,989,519	1,965,399	236,381	9,488
NY Wealthmark No. of Units	—	—	—	—	—	154,789	104,740	92,964	32,415	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	22.304	21.079	18.897	14.575	12.500
Value at End of Year	—	—	—	—	—	25.949	22.304	21.079	18.897	14.575
No. of Units	—	—	—	—	—	332,944	269,770	267,691	1,367,243	85,880

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	22.196	21.008	18.816	18.334	—
Value at End of Year	—	—	—	—	—	25.785	22.196	21.008	18.816	—
No. of Units	—	—	—	—	—	11,648	1,594	597	62	—

DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio) (substituted with JHT Small Cap Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	25.558	23.608	19.026	13.649	12.500
Value at End of Year	—	—	—	—	—	31.401	25.558	23.608	19.026	13.649
Wealthmark No. of Units	—	—	—	—	—	896,104	971,865	985,837	78,927	3,482
NY Wealthmark No. of Units	—	—	—	—	—	81,081	82,798	71,298	16,808	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	25.393	23.503	19.073	13.655	12.500
Value at End of Year	—	—	—	—	—	31.137	25.393	23.503	19.073	13.655
No. of Units	—	—	—	—	—	87,564	100,327	105,062	659,732	46,577

U-11

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	25.270	23.424	18.991	19.084	—
Value at End of Year	—	—	—	—	—	30.940	25.270	23.424	18.991	—
No. of Units	—	—	—	—	—	5,451	4,993	2,975	2,039	—

DWS Equity 500 Index Trust VIP (formerly Scudder VIT Equity 500 Index Portfolio) - Class B2 Shares (units first credited 9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year	19.925	17.680	14.253	23.076	22.321	19.648	12.500	—	—	—
Value at End of Year	19.929	19.925	17.680	14.253	23.076	22.321	19.648	—	—	—
Wealthmark No. of Units	334,780	392,794	462,460	532,039	598,236	683,312	827,396	—	—	—
NY Wealthmark No. of Units	79,644	84,970	86,387	87,282	143,309	130,755	167,280	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	19.600	17.426	14.076	22.836	22.133	19.521	12.500	—	—	—
Value at End of Year	19.564	19.600	17.426	14.076	22.836	22.133	19.521	—	—	—
No. of Units	49,050	56,982	61,312	72,007	76,585	90,737	104,966	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	19.359	17.237	13.945	22.657	21.993	19.427	12.500	—	—	—
Value at End of Year	19.295	19.359	17.237	13.945	22.657	21.993	19.427	—	—	—
No. of Units	961	988	1,012	1,036	9,869	10,889	12,256	—	—	—

DWS Global Opportunities VIP (formerly Scudder Global Discovery Portfolio) (substituted with JHT Global Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	29.718	25.525	20.973	14.325	12.500
Value at End of Year	—	—	—	—	—	35.718	29.718	25.525	20.973	14.325
Wealthmark No. of Units	—	—	—	—	—	273,306	276,667	252,200	16,717	16
NY Wealthmark No. of Units	—	—	—	—	—	35,084	35,750	16,998	2,694	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	29.526	25.411	21.024	14.331	12.500
Value at End of Year	—	—	—	—	—	35.417	29.526	25.411	21.024	14.331
No. of Units	—	—	—	—	—	26,664	30,447	26,240	137,718	4,781

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	29.384	25.326	20.934	20.801	—
Value at End of Year	—	—	—	—	—	35.193	29.384	25.326	20.934	—
No. of Units	—	—	—	—	—	2,109	2,367	2,706	2,222	—

DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio) (substituted with JHT Global Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	23.599	19.536	17.286	13.620	12.500
Value at End of Year	—	—	—	—	—	30.172	23.599	19.536	17.286	13.620
Wealthmark No. of Units	—	—	—	—	—	240,812	200,859	166,470	52,375	745
NY Wealthmark No. of Units	—	—	—	—	—	21,874	19,550	20,043	6,312	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	23.447	19.449	17.328	13.626	12.500
Value at End of Year	—	—	—	—	—	29.918	23.447	19.449	17.328	13.626
No. of Units	—	—	—	—	—	57,742	62,268	61,856	113,784	11,876

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	23.334	19.384	16.782	16.556	—
Value at End of Year	—	—	—	—	—	29.729	23.334	19.384	16.782	—
No. of Units	—	—	—	—	—	4,645	8,537	10,418	606	—

DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)

(substituted with JHT Money Market Trust B eff 5-03-07) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.018	12.912	12.638	12.611	12.500
Value at End of Year	—	—	—	—	—	13.318	13.018	12.912	12.638	12.611
Wealthmark No. of Units	—	—	—	—	—	880,456	940,467	1,070,227	215,390	22,803
NY Wealthmark No. of Units	—	—	—	—	—	65,615	64,168	64,491	53,721	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	12.934	12.854	12.669	12.617	12.500
Value at End of Year	—	—	—	—	—	13.206	12.934	12.854	12.669	12.617
No. of Units	—	—	—	—	—	174,912	182,298	189,521	1,152,571	75,809

U-12

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	12.872	12.811	12.614	12.375	—
Value at End of Year	—	—	—	—	—	13.122	12.872	12.811	12.614	—
No. of Units	—	—	—	—	—	73,125	80,826	83,395	46,575	—

DWS Growth & Income VIP (formerly Scudder Growth and Income Portfolio) (substituted with JHT 500 Index Trust B eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.261	18.473	17.023	13.669	12.500
Value at End of Year	—	—	—	—	—	21.516	19.261	18.473	17.023	13.669
Wealthmark No. of Units	—	—	—	—	—	625,820	652,721	386,244	41,670	1,935
NY Wealthmark No. of Units	—	—	—	—	—	73,204	75,422	55,603	19,704	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	19.137	18.390	17.065	13.675	12.500
Value at End of Year	—	—	—	—	—	21.335	19.137	18.390	17.065	13.675
No. of Units	—	—	—	—	—	69,108	71,482	58,953	238,149	7,943

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.044	18.329	17.002	16.731	—
Value at End of Year	—	—	—	—	—	21.200	19.044	18.329	17.002	—
No. of Units	—	—	—	—	—	16,895	18,604	3,729	—	—

DWS Growth Allocation VIP (formerly Scudder Growth Strategy Portfolio) (substituted with JHT Lifestyle Growth Trust eff 12-12-07) (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	14.339	13.715	12.500	—	—
Value at End of Year	—	—	—	—	—	15.931	14.339	13.715	—	—
Wealthmark No. of Units	—	—	—	—	—	3,825,435	3,743,554	849,899	—	—
NY Wealthmark No. of Units	—	—	—	—	—	711,854	724,886	224,387	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	14.300	13.705	12.500	—	—
Value at End of Year	—	—	—	—	—	15.855	14.300	13.705	—	—
No. of Units	—	—	—	—	—	197,062	195,715	76,502	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	14.270	13.697	12.500	—	—
Value at End of Year	—	—	—	—	—	15.799	14.270	13.697	—	—
No. of Units	—	—	—	—	—	281,793	245,105	38,886	—	—

DWS Health Care VIP (formerly Scudder Health Sciences Portfolio) (substituted with JHT Total Stock Market Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.637	18.428	17.077	13.026	12.500
Value at End of Year	—	—	—	—	—	20.482	19.637	18.428	17.077	13.026
Wealthmark No. of Units	—	—	—	—	—	371,693	383,673	397,506	23,734	1,684
NY Wealthmark No. of Units	—	—	—	—	—	33,037	34,864	31,922	9,066	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	19.511	18.346	17.119	13.032	12.500
Value at End of Year	—	—	—	—	—	20.310	19.511	18.346	17.119	13.032
No. of Units	—	—	—	—	—	27,092	29,710	31,663	288,443	11,992

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.416	18.284	17.046	17.636	—
Value at End of Year	—	—	—	—	—	20.181	19.416	18.284	17.046	—
No. of Units	—	—	—	—	—	11,699	11,289	13,436	2,417	—

DWS High Income VIP (formerly Scudder High Income Portfolio) (substituted with JHT Active Bond Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	18.331	17.975	16.225	13.280	12.500
Value at End of Year	—	—	—	—	—	19.905	18.331	17.975	16.225	13.280
Wealthmark No. of Units	—	—	—	—		872,531	911,413	952,727	114,211	9,325
NY Wealthmark No. of Units	—	—	—	—	—	54,788	58,888	54,727	19,118	—

U-13

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	18.213	17.895	16.265	13.286	12.500
Value at End of Year	—	—	—	—	—	19.738	18.213	17.895	16.265	13.286
No. of Units	—	—	—	—	—	106,206	99,402	115,793	705,208	21,076

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	18.125	17.835	16.195	15.938	—
Value at End of Year	—	—	—	—	—	19.613	18.125	17.835	16.195	—
No. of Units	—	—	—	—	—	12,419	11,002	11,793	292	—

DWS Income Allocation VIP (formerly Scudder Conservative Income Strategy Portfolio) (merged into DWS Conservative Allocation VIP eff 9-15-06) Class B Shares (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.044	12.500	—	—
Value at End of Year	—	—	—	—	—	—	13.317	13.044	—	—
Wealthmark No. of Units	—	—	—	—		—	228,618	7,772	—	—
NY Wealthmark No. of Units	—	—	—	—	—	—	22,356	4,960	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	13.034	12.500	—	—
Value at End of Year	—	—	—	—	—	—	13.281	13.034	—	—
No. of Units	—	—	—	—	—	—	25,418	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	13.027	12.500	—	—
Value at End of Year	—	—	—	—	—	—	13.253	13.027	—	—
No. of Units	—	—	—	—	—	—	8,096	7,301	—	—

DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio)
(substituted with JHT International Equity Index Trust B eff 5-03-07) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	22.592	20.097	17.253	13.545	12.500
Value at End of Year	—	—	—	—	—	27.861	22.592	20.097	17.253	13.545
Wealthmark No. of Units	—	—	—	—	—	582,814	615,970	619,713	40,814	1,135
NY Wealthmark No. of Units	—	—	—	—	—	26,959	27,845	21,226	4,947	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	22.446	20.007	17.295	13.552	12.500
Value at End of Year	—	—	—	—	—	27.626	22.446	20.007	17.295	13.552
No. of Units	—	—	—	—	—	53,405	56,279	55,109	400,008	15,411

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	22.338	19.940	17.232	16.837	—
Value at End of Year	—	—	—	—	—	27.452	22.338	19.940	17.232	—
No. of Units	—	—	—	—	—	3,059	2,177	3,089	—	—

DWS International VIP (formerly Scudder International Portfolio) (substituted with JHT International Value Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	21.944	19.230	16.736	13.336	12.500
Value at End of Year	—	—	—	—	—	27.145	21.944	19.230	16.736	13.336
Wealthmark No. of Units	—	—	—	—	—	530,684	505,062	525,807	74,667	2,475
NY Wealthmark No. of Units	—	—	—	—	—	62,558	52,614	49,108	10,027	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	21.802	19.144	16.777	13.342	12.500
Value at End of Year	—	—	—	—	—	26.916	21.802	19.144	16.777	13.342
No. of Units	—	—	—	—	—	83,008	93,091	97,620	274,116	20,073

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	21.697	19.080	16.705	16.242	—
Value at End of Year	—	—	—	—	—	26.746	21.697	19.080	16.705	—
No. of Units	—	—	—	—	—	9,054	5,760	3,882	496	—

U-14

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02

DWS Janus Growth & Income VIP (formerly SVS Janus Growth & Income Portfolio) (substituted with JHT Quantitative All Cap Trust eff 5-03-07)

(now Optimized All Cap Trust) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	20.054	18.204	16.578	13.534	12.500
Value at End of Year	—	—	—	—	—	21.354	20.054	18.204	16.578	13.534
Wealthmark No. of Units	—	—	—	—	—	466,543	461,676	481,109	46,514	499
NY Wealthmark No. of Units	—	—	—	—	—	38,317	38,914	38,213	13,623	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	19.925	18.123	16.619	13.540	12.500
Value at End of Year	—	—	—	—	—	21.175	19.925	18.123	16.619	13.540
No. of Units	—	—	—	—	—	73,965	74,651	73,472	336,702	16,059

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.828	18.062	16.557	16.107	—
Value at End of Year	—	—	—	—	—	21.041	19.828	18.062	16.557	—
No. of Units	—	—	—	—	—	3,102	3,066	3,266	—	—

DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio) (merged into DWS Capital Growth Allocation VIP eff 12-08-06)

(now Lifestyle Growth Trust) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	19.088	17.209	13.851	12.500
Value at End of Year	—	—	—	—	—	—	20.164	19.088	17.209	13.851
Wealthmark No. of Units	—	—	—	—	—	—	171,006	167,881	27,423	504
NY Wealthmark No. of Units	—	—	—	—	—	—	6,165	6,112	3,785	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	19.002	17.251	13.858	12.500
Value at End of Year	—	—	—	—	—	—	20.034	19.002	17.251	13.858
No. of Units	—	—	—	—	—	—	23,456	28,159	122,952	5,064

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	16.547	17.192	—
Value at End of Year	—	—	—	—	—	—	—	18.939	16.547	—
No. of Units	—	—	—	—	—	—	—	—	1,462	—

DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio) (substituted with JHT Quantitative Value Trust eff 5-03-07)

(now Optimized Value Trust) - Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.773	19.740	18.212	13.999	12.500
Value at End of Year	—	—	—	—	—	22.416	19.773	19.740	18.212	13.999
Wealthmark No. of Units	—	—	—	—	—	507,936	546,659	550,725	35,379	1,533
NY Wealthmark No. of Units	—	—	—	—	—	111,522	115,631	114,862	19,703	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	19.645	19.652	18.257	14.006	12.500
Value at End of Year	—	—	—	—	—	22.227	19.645	19.652	18.257	14.006
No. of Units	—	—	—	—	—	56,240	62,992	58,880	354,801	9,195

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.550	19.586	18.178	17.947	—
Value at End of Year	—	—	—	—	—	22.087	19.550	19.586	18.178	—
No. of Units	—	—	—	—	—	4,099	4,115	3,673	935	—

DWS Legg Mason Aggressive Growth VIP (formerly Scudder Salomon Aggressive Growth Portfolio) (merged into DWS Capital Growth VIP eff 12-08-06) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	21.115	19.166	14.399	12.500
Value at End of Year	—	—	—	—	—	—	23.576	21.115	19.166	14.399
Wealthmark No. of Units	—	—	—	—	—	—	106,780	105,946	25,262	406
NY Wealthmark No. of Units	—	—	—	—	—	—	4,581	4,134	2,235	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	19.718	19.214	14.405	12.500
Value at End of Year	—	—	—	—	—	—	23.424	21.021	19.214	14.405
No. of Units	—	—	—	—	—	—	30,095	32,057	82,531	4,368

U-15

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	19.652	19.131	18.847	—
Value at End of Year	—	—	—	—	—	—	23.311	20.951	19.131	—
No. of Units	—	—	—	—	—	—	1,871	1,921	1,920	—

DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio) (merged into DWS Growth & Income VIP eff 12-08-06) Class B Shares (units first credited 10-18-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.965	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.418	12.965	—	—
Wealthmark No. of Units	—	—	—	—	—	—	25,643	962	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	12.961	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.386	12.961	—	—
No. of Units	—	—	—	—	—	—	938	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	12.959	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio) (merged into DWS Dreman High Return Equity VIP eff 9-15-06) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	20.910	18.018	14.491	12.500
Value at End of Year	—	—	—	—	—	—	19.572	20.910	18.018	14.491
Wealthmark No. of Units	—	—	—	—	—	—	524,416	510,301	60,256	1,268
NY Wealthmark No. of Units	—	—	—	—	—	—	48,698	47,032	3,143	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	20.816	18.062	14.497	12.500
Value at End of Year	—	—	—	—	—	—	19.446	20.816	18.062	14.497
No. of Units	—	—	—	—	—	—	86,424	90,305	264,041	14,488

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	20.747	17.985	17.898	—
Value at End of Year	—	—	—	—	—	—	19.352	20.747	17.985	—
No. of Units	—	—	—	—	—	—	5,247	6,457	1,101	—

DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio) (substituted with JHT Quantitative Mid Cap Trust eff 5-03-07) (now Mid Cap Index Trust)

Class B Shares (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	22.394	12.500	19.339	14.727	12.500
Value at End of Year	—	—	—	—	—	24.412	22.394	19.806	19.339	14.727
Wealthmark No. of Units	—	—	—	—	—	94,067	95,663	95,838	7,954	—
NY Wealthmark No. of Units	—	—	—	—	—	15,707	17,563	16,796	3,254	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	22.249	12.500	19.387	14.734	12.500
Value at End of Year	—	—	—	—	—	24.206	22.249	19.718	19.387	14.734
No. of Units	—	—	—	—	—	10,549	9,932	9,432	80,945	3,726

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	22.142	12.500	19.303	18.264	—
Value at End of Year	—	—	—	—	—	24.053	22.142	19.652	19.303	—
No. of Units	—	—	—	—	—	2,022	1,942	1,921	1,798	—

DWS Moderate Allocation VIP (formerly Scudder Growth & Income Strategy Portfolio) (substituted with JHT Lifestyle Balanced Trust eff 12-12-07) Class B Shares (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.964	13.479	12.500	—	—
Value at End of Year	—	—	—	—	—	15.276	13.964	13.479	—	—
Wealthmark No. of Units	—	—	—	—	—	3,107,944	3,170,402	553,618	—	—
NY Wealthmark No. of Units	—	—	—	—	—	567,900	501,438	316,029	—	—

U-16

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	13.926	13.469	12.500	—	—
Value at End of Year	—	—	—	—	—	15.204	13.926	13.469	—	—
No. of Units	—	—	—	—	—	314,487	285,880	38,095	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	13.897	13.461	12.500	—	—
Value at End of Year	—	—	—	—	—	15.150	13.897	13.461	—	—
No. of Units	—	—	—	—	—	189,395	184,043	35,023	—	—

DWS Money Market VIP (formerly Scudder Money Market Portfolio) (substituted with JHT Money Market Trust B eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.387	12.263	12.341	12.488	12.500
Value at End of Year	—	—	—	—	—	12.734	12.387	12.263	12.341	12.488
Wealthmark No. of Units	—	—	—	—	—	748,003	672,008	712,036	179,729	3,544
NY Wealthmark No. of Units	—	—	—	—	—	20,812	25,946	29,316	61,837	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	12.307	12.209	12.372	12.494	12.500
Value at End of Year	—	—	—	—	—	12.627	12.307	12.209	12.372	12.494
No. of Units	—	—	—	—	—	146,456	145,491	158,337	742,432	96,701

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	12.248	12.168	12.319	12.254	—
Value at End of Year	—	—	—	—	—	12.547	12.248	12.168	12.319	—
No. of Units	—	—	—	—	—	39,948	71,621	12,247	35,896	—

DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio) (merged into DWS Capital Growth VIP eff 12-08-06) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	22.439	22.503	15.333	12.500
Value at End of Year	—	—	—	—	—	—	21.133	22.439	22.503	15.333
Wealthmark No. of Units	—	—	—	—	—	—	300,983	325,018	19,567	1,189
NY Wealthmark No. of Units	—	—	—	—	—	—	21,436	32,355	4,511	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	22.339	22.558	15.340	12.500
Value at End of Year	—	—	—	—	—	—	20.997	22.339	22.558	15.340
No. of Units	—	—	—	—	—	—	34,900	37,953	201,204	11,653

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	22.265	22.475	21.404	—
Value at End of Year	—	—	—	—	—	—	20.895	22.265	22.475	—
No. of Units	—	—	—	—	—	—	913	3,062	—	—

DWS RREEF Real Estate Securities VIP (formerly Scudder Real Estate Securities Portfolio) (substituted with JHT Real Estate Securities Trust eff 5-03-07) Class B Shares (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	19.920	19.707	15.268	12.500	—
Value at End of Year	—	—	—	—	—	29.253	19.920	19.707	15.268	—
Wealthmark No. of Units	—	—	—	—	—	346,310	374,249	378,504	12,747	—
NY Wealthmark No. of Units	—	—	—	—	—	67,547	69,768	74,601	24,570	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	19.815	19.642	15.288	12.500	—
Value at End of Year	—	—	—	—	—	29.040	19.815	19.642	15.288	—
No. of Units	—	—	—	—	—	30,223	40,570	43,259	184,633	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	19.736	19.593	15.253	14.164	—
Value at End of Year	—	—	—	—	—	28.881	19.736	19.593	15.253	—
No. of Units	—	—	—	—	—	825	947	3,806	1,714	—

U-17

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio) (substituted with JHT Small Cap Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	21.361	20.295	18.574	14.242	12.500
Value at End of Year	—	—	—	—	—	22.077	21.361	20.295	18.574	14.242
Wealthmark No. of Units	—	—	—	—	—	586,351	596,134	470,061	47,928	2,497
NY Wealthmark No. of Units	—	—	—	—	—	37,077	40,807	31,974	12,175	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	21.223	20.204	18.619	14.249	12.500
Value at End of Year	—	—	—	—	—	21.891	21.223	20.204	18.619	14.249
No. of Units	—	—	—	—	—	67,926	74,071	62,381	308,517	16,033

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	21.121	20.137	18.539	18.372	—
Value at End of Year	—	—	—	—	—	21.752	21.121	20.137	18.539	—
No. of Units	—	—	—	—	—	12,887	16,261	15,674	5,599	—

DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio) (substituted with JHT Active Bond Trust eff 5-03-07) Class B Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.649	13.580	12.703	12.500	—
Value at End of Year	—	—	—	—	—	14.638	13.649	13.580	12.703	—
Wealthmark No. of Units	—	—	—	—	—	443,298	451,238	410,955	32,194	—
NY Wealthmark No. of Units	—	—	—	—	—	50,425	52,936	50,174	14,741	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	13.577	13.535	12.720	12.500	—
Value at End of Year	—	—	—	—	—	14.531	13.577	13.535	12.720	—
No. of Units	—	—	—	—	—	39,493	42,055	41,835	184,098	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	13.523	13.501	12.691	12.106	—
Value at End of Year	—	—	—	—	—	14.452	13.523	13.501	12.691	—
No. of Units	—	—	—	—	—	6,170	14,932	23,486	2,160	—

DWS Technology VIP (formerly Scudder Technology Growth Portfolio) (substituted with JHT Total Stock Market Index Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	23.098	22.681	22.611	15.717	12.500
Value at End of Year	—	—	—	—	—	22.876	23.098	22.681	22.611	15.717
Wealthmark No. of Units	—	—	—	—	—	222,697	229,170	268,209	17,718	2,358
NY Wealthmark No. of Units	—	—	—	—	—	15,500	14,592	13,981	8,067	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	22.949	22.580	22.667	15.724	12.500
Value at End of Year	—	—	—	—	—	22.684	22.949	22.580	22.667	15.724
No. of Units	—	—	—	—	—	20,683	21,659	20,980	182,467	8,022

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	22.838	22.505	22.570	21.280	—
Value at End of Year	—	—	—	—	—	22.540	22.838	22.505	22.570	—
No. of Units	—	—	—	—	—	2,696	3,519	2,085	1,724	—

DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio) (merged into DWS International Select Equity VIP eff 12-08-06) Class B Shares (units first credited 10-18-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	13.177	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.065	13.177	—	—
Wealthmark No. of Units	—	—	—	—	—	—	42,057	5,928	—	—
NY Wealthmark No. of Units	—	—	—	—	—	—	69	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	13.173	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.033	13.173	—	—
No. of Units	—	—	—	—	—	—	2,825	984	—	—

U-18

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	12.500	—	—
Value at End of Year	—	—	—	—	—	—	—	13.171	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio) (substituted with JHT Quantitative Mid Cap Trust eff 5-03-07) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	24.434	22.272	20.366	13.975	12.500
Value at End of Year	—	—	—	—	—	25.592	24.434	22.272	20.366	13.975
Wealthmark No. of Units	—	—	—	—	—	371,665	372,447	388,303	34,942	2,184
NY Wealthmark No. of Units	—	—	—	—	—	20,510	20,526	18,597	5,245	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	24.276	22.173	20.416	13.982	12.500
Value at End of Year	—	—	—	—	—	25.376	24.276	22.173	20.416	13.982
No. of Units	—	—	—	—	—	50,732	47,071	43,278	278,004	28,656

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	24.159	22.099	20.328	19.468	—
Value at End of Year	—	—	—	—	—	25.216	24.159	22.099	20.328	—
No. of Units	—	—	—	—	—	2,812	1,147	2,313	1,856	—

Equity-Income Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.682	13.839	11.179	17.758	18.773	—	—	—	—	—
Value at End of Year	15.308	15.682	13.839	11.179	17.758	—	—	—	—	—
Wealthmark No. of Units	125,516	101,892	131,095	66,736	48,701	—	—	—	—	—
NY Wealthmark No. of Units	575	2,415	3,569	683	684	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	15.413	13.629	11.031	17.559	18.587	—	—	—	—	—
Value at End of Year	15.015	15.413	13.629	11.031	17.559	—	—	—	—	—
No. of Units	32,951	18,015	12,568	11,924	3,800	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	15.215	13.474	12.500	—	18.449	—	—	—	—	—
Value at End of Year	14.800	15.215	13.474	—	17.711	—	—	—	—	—
No. of Units	1,345	9,776	10,228	—	—	—	—	—	—	—

Financial Services Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.706	13.315	9.578	17.582	19.448	—	—	—	—	—
Value at End of Year	13.100	14.706	13.315	9.578	17.582	—	—	—	—	—
Wealthmark No. of Units	24,799	47,814	48,184	54,353	15,927	—	—	—	—	—
NY Wealthmark No. of Units	—	—	1,429	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	14.453	13.113	9.451	17.385	19.255	—	—	—	—	—
Value at End of Year	12.850	14.453	13.113	9.451	17.385	—	—	—	—	—
No. of Units	2,573	1,922	1,720	4,104	4,854	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	14.267	12.963	9.357	17.238	19.112	—	—	—	—	—
Value at End of Year	12.665	14.267	12.963	9.357	17.238	—	—	—	—	—
No. of Units	4,745	4,745	4,745	7,768	—	—	—	—	—	—

Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.018	12.872	9.955	15.665	17.574	—	—	—	—	—
Value at End of Year	13.588	14.018	12.872	9.955	15.665	—	—	—	—	—
Wealthmark No. of Units	83,744	91,984	162,550	167,286	181,826	—	—	—	—	—
NY Wealthmark No. of Units	2,219	2,356	2,329	2,045	159	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	14.884	13.694	10.612	16.732	17.573	—	—	—	—	—
Value at End of Year	14.398	14.884	13.694	10.612	16.732	—	—	—	—	—
No. of Units	7,836	27,323	28,158	28,784	23,804	—	—	—	—	—

U-19

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	16.716	17.573	—	—	—	—	—
Value at End of Year	—	—	—	10.585	16.716	—	—	—	—	—
No. of Units	—	—	—	1,648	1,656	—	—	—	—	—

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.892	15.219	12.056	21.541	22.411	—	—	—	—	—
Value at End of Year	17.240	17.892	15.219	12.056	21.541	—	—	—	—	—
Wealthmark No. of Units	1,647,582	1,924,303	2,234,565	2,516,482	2,856,275	—	—	—	—	—
NY Wealthmark No. of Units	138,436	162,782	173,280	192,750	212,385	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	17.620	15.018	11.920	21.341	22.232	—	—	—	—	—
Value at End of Year	16.944	17.620	15.018	11.920	21.341	—	—	—	—	—
No. of Units	172,807	204,140	258,090	328,844	384,992	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	17.419	14.869	11.819	21.193	22.099	—	—	—	—	—
Value at End of Year	16.726	17.419	14.869	11.819	21.193	—	—	—	—	—
No. of Units	9,591	10,147	10,374	14,984	18,598	—	—	—	—	—

Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.609	10.684	8.553	12.565	12.500	—	—	—	—	—
Value at End of Year	11.310	11.609	10.684	8.553	12.565	—	—	—	—	—
Wealthmark No. of Units	38,720	43,440	46,477	23,616	3,209	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	10.639	8.533	12.561	12.500	—	—	—	—	—
Value at End of Year	—	11.537	10.639	8.533	12.561	—	—	—	—	—
No. of Units	—	6,495	7,111	—	3,245	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	12.559	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.742	12.320	10.035	17.356	19.426	—	—	—	—	—
Value at End of Year	13.772	13.742	12.320	10.035	17.356	—	—	—	—	—
Wealthmark No. of Units	322,732	378,211	441,367	492,139	547,910	—	—	—	—	—
NY Wealthmark No. of Units	89,591	104,065	114,217	122,909	133,451	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	13.560	12.181	9.942	17.229	19.310	—	—	—	—	—
Value at End of Year	13.562	13.560	12.181	9.942	17.229	—	—	—	—	—
No. of Units	38,634	45,643	58,803	72,571	73,274	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	13.425	12.078	9.872	17.135	19.223	—	—	—	—	—
Value at End of Year	13.407	13.425	12.078	9.872	17.135	—	—	—	—	—
No. of Units	1,367	1,501	1,488	4,506	4,259	—	—	—	—	—

Fundamental Value Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.827	14.219	10.958	18.357	18.799	—	—	—	—	—
Value at End of Year	14.986	15.827	14.219	10.958	18.357	—	—	—	—	—
Wealthmark No. of Units	725,150	817,093	910,751	1,035,350	1,095,356	—	—	—	—	—
NY Wealthmark No. of Units	61,542	74,474	76,093	78,817	79,491	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	15.556	14.003	10.813	18.151	18.613	—	—	—	—	—
Value at End of Year	14.699	15.556	14.003	10.813	18.151	—	—	—	—	—
No. of Units	68,532	104,919	113,246	141,458	131,712	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	15.356	13.844	10.706	17.998	18.475	—	—	—	—	—
Value at End of Year	14.488	15.356	13.844	10.706	17.998	—	—	—	—	—
No. of Units	2,992	11,308	11,379	7,472	16,948	—	—	—	—	—

U-20

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.964	17.135	—	—	—	—	—
Value at End of Year	—	—	—	10.974	16.964	—	—	—	—	—
Wealthmark No. of Units	—	—	—	31,127	12,520	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	16.774	16.965	—	—	—	—	—
Value at End of Year	—	—	—	10.829	16.774	—	—	—	—	—
No. of Units	—	—	—	38,221	1,917	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	16.839	—	—	—	—	—
Value at End of Year	—	—	—	—	16.632	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Global Bond Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.044	19.378	17.068	18.155	16.848	—	—	—	—	—
Value at End of Year	22.588	21.044	19.378	17.068	18.155	—	—	—	—	—
Wealthmark No. of Units	82,052	94,960	133,099	113,872	59,975	—	—	—	—	—
NY Wealthmark No. of Units	1,719	2,609	1,249	2,632	1,707	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	20.683	19.085	16.842	17.951	16.681	—	—	—	—	—
Value at End of Year	22.157	20.683	19.085	16.842	17.951	—	—	—	—	—
No. of Units	6,538	7,987	8,633	7,230	4,126	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	20.417	18.867	16.676	17.800	16.557	—	—	—	—	—
Value at End of Year	21.839	20.417	18.867	16.676	17.800	—	—	—	—	—
No. of Units	3,480	3,597	3,727	4,706	—	—	—	—	—	—

Global Diversification Trust (formerly American Global Diversification Trust) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	12.008	10.843	8.068	12.560	12.500	—	—	—	—	—
Value at End of Year	11.067	12.008	10.843	8.068	12.560	—	—	—	—	—
Wealthmark No. of Units	87,336	87,888	126,302	151,381	137,616	—	—	—	—	—
NY Wealthmark No. of Units	573	545	528	389	3,249	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	11.933	10.797	8.050	12.557	12.500	—	—	—	—	—
Value at End of Year	10.975	11.933	10.797	8.050	12.557	—	—	—	—	—
No. of Units	4,233	4,204	4,226	8,082	8,198	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	8.036	12.554	12.500	—	—	—	—	—
Value at End of Year	—	—	10.762	8.036	12.554	—	—	—	—	—
No. of Units	—	—	2,999	3,997	—	—	—	—	—	—

Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.378	14.500	11.216	18.845	19.795	—	—	—	—	—
Value at End of Year	14.222	15.378	14.500	11.216	18.845	—	—	—	—	—
Wealthmark No. of Units	503,184	561,863	608,440	696,522	833,778	—	—	—	—	—
NY Wealthmark No. of Units	77,463	81,663	88,280	88,164	91,126	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	15.115	14.280	11.068	18.634	19.599	—	—	—	—	—
Value at End of Year	13.950	15.115	14.280	11.068	18.634	—	—	—	—	—
No. of Units	45,222	52,400	76,148	84,340	129,991	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	14.920	14.117	10.958	18.477	19.453	—	—	—	—	—
Value at End of Year	13.750	14.920	14.117	10.958	18.477	—	—	—	—	—
No. of Units	3,857	3,904	3,845	8,741	9,061	—	—	—	—	—

U-21

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Health Sciences Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	22.560	19.813	15.273	22.146	20.864	—	—	—	—	—
Value at End of Year	24.559	22.560	19.813	15.273	22.146	—	—	—	—	—
Wealthmark No. of Units	46,741	44,725	51,814	51,938	55,396	—	—	—	—	—
NY Wealthmark No. of Units	2,523	1,309	810	1,750	3,110	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	22.173	19.513	15.072	21.898	20.657	—	—	—	—	—
Value at End of Year	24.090	22.173	19.513	15.072	21.898	—	—	—	—	—
No. of Units	1,630	169	1,163	2,061	3,552	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	21.888	19.290	14.922	21.713	20.504	—	—	—	—	—
Value at End of Year	23.744	21.888	19.290	14.922	21.713	—	—	—	—	—
No. of Units	3,805	4,037	4,298	1,343	1,337	—	—	—	—	—

High Income Trust (merged into High Yield Trust eff 5-02-11) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	11.525	6.418	11.536	12.002	—	—	—	—	—
Value at End of Year	—	12.647	11.525	6.418	11.536	—	—	—	—	—
Wealthmark No. of Units	—	50,283	37,006	3,138	—	—	—	—	—	—
NY Wealthmark No. of Units	—	1,504	4,956	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	11.464	12.500	—	11.989	—	—	—	—	—
Value at End of Year	—	12.554	11.464	—	11.521	—	—	—	—	—
No. of Units	—	1,316	1,232	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	11.418	12.500	—	11.979	—	—	—	—	—
Value at End of Year	—	12.485	11.418	—	11.509	—	—	—	—	—
No. of Units	—	12,581	12,712	—	—	—	—	—	—	—

High Yield Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	12.647	18.375	12.072	17.415	18.034	—	—	—	—	—
Value at End of Year	20.423	12.647	18.375	12.072	17.415	—	—	—	—	—
Wealthmark No. of Units	85,516	77,664	78,329	19,886	19,116	—	—	—	—	—
NY Wealthmark No. of Units	1,093	1,582	757	743	195	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.554	18.097	11.913	17.220	17.856	—	—	—	—	—
Value at End of Year	20.033	12.554	18.097	11.913	17.220	—	—	—	—	—
No. of Units	1,840	2,679	1,788	1,326	3,028	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.485	17.891	12.500	—	17.723	—	—	—	—	—
Value at End of Year	19.746	12.485	17.891	—	17.075	—	—	—	—	—
No. of Units	1,557	562	605	—	—	—	—	—	—	—

Income & Value Trust (merged into American Asset Allocation Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.769	16.471	—	—	—	—	—
Value at End of Year	—	—	—	10.849	15.769	—	—	—	—	—
Wealthmark No. of Units	—	—	—	5,191	3,485	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	15.592	16.308	—	—	—	—	—
Value at End of Year	—	—	—	10.706	15.592	—	—	—	—	—
No. of Units	—	—	—	203	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	16.186	—	—	—	—	—
Value at End of Year	—	—	—	—	15.461	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-22

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
International Core Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.561	15.354	13.137	21.761	21.569	—	—	—	—	—
Value at End of Year	14.731	16.561	15.354	13.137	21.761	—	—	—	—	—
Wealthmark No. of Units	25,581	32,243	31,002	16,178	33,967	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	16.277	15.121	12.964	21.517	21.356	—	—	—	—	—
Value at End of Year	14.449	16.277	15.121	12.964	21.517	—	—	—	—	—
No. of Units	362	4,911	4,429	4,121	9,692	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	21.197	—	—	—	—	—
Value at End of Year	—	—	—	—	21.336	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

International Equity Index Trust A - Series II Shares (units first credited 5-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	10.872	12.500	—	—	—	—	—	—	—	—
Value at End of Year	9.221	10.872	—	—	—	—	—	—	—	—
Wealthmark No. of Units	1,093,449	1,191,071	—	—	—	—	—	—	—	—
NY Wealthmark No. of Units	85,399	93,044	—	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	10.792	12.500	—	—	—	—	—	—	—	—
Value at End of Year	9.135	10.792	—	—	—	—	—	—	—	—
No. of Units	128,132	138,853	—	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	10.733	12.500	—	—	—	—	—	—	—	—
Value at End of Year	9.071	10.733	—	—	—	—	—	—	—	—
No. of Units	2,594	2,966	—	—	—	—	—	—	—	—

International Equity Index Trust B - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.049	9.893	7.228	13.181	12.500	—	—	—	—	—
Value at End of Year	16.075	19.049	9.893	7.228	13.181	—	—	—	—	—
Wealthmark No. of Units	17,462	25,218	1,314,505	1,530,694	1,776,129	—	—	—	—	—
NY Wealthmark No. of Units	—	—	98,238	101,937	111,987	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	18.797	9.841	7.204	13.163	12.500	—	—	—	—	—
Value at End of Year	15.830	18.797	9.841	7.204	13.163	—	—	—	—	—
No. of Units	1,871	1,844	167,178	199,834	203,690	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	9.801	7.186	13.150	12.500	—	—	—	—	—
Value at End of Year	—	9.801	9.801	7.186	13.150	—	—	—	—	—
No. of Units	—	—	3,417	8,122	3,818	—	—	—	—	—

International Opportunities Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.326	14.601	10.787	22.173	19.685	—	—	—	—	—
Value at End of Year	13.503	16.326	14.601	10.787	22.173	—	—	—	—	—
Wealthmark No. of Units	47,234	60,922	82,978	75,810	108,338	—	—	—	—	—
NY Wealthmark No. of Units	164	165	1,564	168	3,621	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	16.142	14.465	10.708	22.056	19.607	—	—	—	—	—
Value at End of Year	13.324	16.142	14.465	10.708	22.056	—	—	—	—	—
No. of Units	739	806	2,164	166	1,156	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	19.548	—	—	—	—	—
Value at End of Year	—	—	—	—	21.968	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-23

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
International Small Cap Trust (merged into International Small Company Trust eff 11-16-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	26.556	27.570	—	—	—	—	—
Value at End of Year	—	—	—	12.279	26.556	—	—	—	—	—
Wealthmark No. of Units	—	—	—	46,019	65,927	—	—	—	—	—
NY Wealthmark No. of Units	—	—	—	1,353	611	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	26.258	27.298	—	—	—	—	—
Value at End of Year	—	—	—	12.117	26.258	—	—	—	—	—
No. of Units	—	—	—	3,094	3,102	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	27.095	—	—	—	—	—
Value at End of Year	—	—	—	—	26.037	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	14.810	12.265	12.500	—	—	—	—	—	—	—
Value at End of Year	12.206	14.810	12.265	—	—	—	—	—	—	—
Wealthmark No. of Units	56,711	70,661	81,566	—	—	—	—	—	—	—
NY Wealthmark No. of Units	1,115	2,365	2,681	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	14.777	12.261	12.500	—	—	—	—	—	—	—
Value at End of Year	12.154	14.777	12.261	—	—	—	—	—	—	—
No. of Units	2,992	4,719	4,836	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	14.752	12.259	12.500	—	—	—	—	—	—	—
Value at End of Year	12.115	14.752	12.259	—	—	—	—	—	—	—
No. of Units	2,826	13,210	13,417	—	—	—	—	—	—	—

International Value Trust - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.011	18.831	14.084	24.976	24.741	—	—	—	—	—
Value at End of Year	17.170	20.011	18.831	14.084	24.976	—	—	—	—	—
Wealthmark No. of Units	358,626	420,581	466,677	532,591	626,360	—	—	—	—	—
NY Wealthmark No. of Units	54,519	60,919	62,702	64,876	66,475	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	19.668	18.545	13.898	24.696	24.496	—	—	—	—	—
Value at End of Year	16.842	19.668	18.545	13.898	24.696	—	—	—	—	—
No. of Units	49,732	49,633	56,506	72,615	76,823	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	19.415	18.333	13.760	24.488	24.314	—	—	—	—	—
Value at End of Year	16.600	19.415	18.333	13.760	24.488	—	—	—	—	—
No. of Units	5,759	6,502	6,341	4,425	10,055	—	—	—	—	—

Investment Quality Bond Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.688	16.717	15.110	15.607	15.166	—	—	—	—	—
Value at End of Year	18.813	17.688	16.717	15.110	15.607	—	—	—	—	—
Wealthmark No. of Units	672,962	833,673	919,875	48,545	27,061	—	—	—	—	—
NY Wealthmark No. of Units	64,706	84,404	91,391	1,204	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	17.385	16.464	14.910	15.432	15.016	—	—	—	—	—
Value at End of Year	18.454	17.385	16.464	14.910	15.432	—	—	—	—	—
No. of Units	80,685	101,448	117,662	1,101	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	17.161	16.276	12.500	—	14.904	—	—	—	—	—
Value at End of Year	18.189	17.161	16.276	—	15.302	—	—	—	—	—
No. of Units	8,853	10,060	9,860	—	—	—	—	—	—	—

U-24

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Lifestyle Aggressive Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	12.169	10.627	7.955	13.947	13.047	12.500	—	—	—	—
Value at End of Year	11.194	12.169	10.627	7.955	13.947	13.047	—	—	—	—
Wealthmark No. of Units	28,782	53,949	35,115	51,321	77,310	2,856	—	—	—	—
NY Wealthmark No. of Units	490	—	—	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.056	10.549	7.913	13.900	13.030	12.500	—	—	—	—
Value at End of Year	11.068	12.056	10.549	7.913	13.900	13.030	—	—	—	—
No. of Units	117	921	930	942	848	828	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	13.017	12.500	—	—	—	—
Value at End of Year	—	—	—	—	13.865	13.017	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Lifestyle Balanced Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	13.281	12.081	9.389	13.891	13.257	12.500	—	—	—	—
Value at End of Year	13.152	13.281	12.081	9.389	13.891	13.257	—	—	—	—
Wealthmark No. of Units	3,182,129	3,815,784	3,855,163	3,898,118	3,946,947	286,673	—	—	—	—
NY Wealthmark No. of Units	475,378	509,511	546,338	619,832	625,724	3,383	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	13.158	11.992	9.339	13.844	13.239	12.500	—	—	—	—
Value at End of Year	13.004	13.158	11.992	9.339	13.844	13.239	—	—	—	—
No. of Units	272,625	325,379	380,130	395,106	442,323	21,536	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	13.066	11.927	9.302	13.810	13.226	12.500	—	—	—	—
Value at End of Year	12.894	13.066	11.927	9.302	13.810	13.226	—	—	—	—
No. of Units	168,685	197,796	190,522	215,118	229,730	20,693	—	—	—	—

Lifestyle Conservative Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	14.592	13.593	11.351	13.651	13.163	12.500	—	—	—	—
Value at End of Year	14.972	14.592	13.593	11.351	13.651	13.163	—	—	—	—
Wealthmark No. of Units	342,745	384,414	346,691	569,027	107,573	55,463	—	—	—	—
NY Wealthmark No. of Units	43,014	46,495	45,639	18,875	1,408	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	14.457	13.493	11.290	13.605	13.146	12.500	—	—	—	—
Value at End of Year	14.803	14.457	13.493	11.290	13.605	13.146	—	—	—	—
No. of Units	64,218	52,175	25,287	21,653	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	14.356	13.419	11.245	13.571	13.133	12.500	—	—	—	—
Value at End of Year	14.678	14.356	13.419	11.245	13.571	13.133	—	—	—	—
No. of Units	16,830	21,691	20,298	18,491	12,509	—	—	—	—	—

Lifestyle Growth Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	12.645	11.365	8.669	13.882	13.126	12.500	—	—	—	—
Value at End of Year	12.245	12.645	11.365	8.669	13.882	13.126	—	—	—	—
Wealthmark No. of Units	4,277,411	4,467,516	4,517,516	4,856,126	4,852,758	216,467	—	—	—	—
NY Wealthmark No. of Units	541,330	737,994	720,456	737,156	855,418	24,084	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.528	11.282	8.623	13.835	13.108	12.500	—	—	—	—
Value at End of Year	12.107	12.528	11.282	8.623	13.835	13.108	—	—	—	—
No. of Units	303,871	304,366	297,268	274,411	294,104	2,895	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.440	11.220	8.588	13.801	13.095	12.500	—	—	—	—
Value at End of Year	12.004	12.440	11.220	8.588	13.801	13.095	—	—	—	—
No. of Units	303,612	323,830	347,684	317,689	335,178	8,750	—	—	—	—

U-25

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Lifestyle Moderate Trust - Series II Shares (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	13.886	12.756	10.197	13.671	13.194	12.500	—	—	—	—
Value at End of Year	13.986	13.886	12.756	10.197	13.671	13.194	—	—	—	—
Wealthmark No. of Units	955,461	1,048,666	1,162,426	1,117,745	1,126,707	183,087	—	—	—	—
NY Wealthmark No. of Units	116,649	112,870	114,451	131,558	128,184	2,666	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	13.757	12.663	10.143	13.626	13.177	12.500	—	—	—	—
Value at End of Year	13.828	13.757	12.663	10.143	13.626	13.177	—	—	—	—
No. of Units	81,532	86,529	77,417	75,083	94,328	1,438	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	13.661	12.593	10.102	13.592	13.164	12.500	—	—	—	—
Value at End of Year	13.711	13.661	12.593	10.102	13.592	13.164	—	—	—	—
No. of Units	83,904	91,686	93,903	96,569	132,219	3,868	—	—	—	—

Mid Cap Index Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.887	16.030	11.920	19.044	19.821	—	—	—	—	—
Value at End of Year	19.128	19.887	16.030	11.920	19.044	—	—	—	—	—
Wealthmark No. of Units	811,222	917,641	1,072,981	1,189,746	885,222	—	—	—	—	—
NY Wealthmark No. of Units	106,465	116,899	128,267	136,507	95,200	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	19.546	15.787	11.762	18.830	19.625	—	—	—	—	—
Value at End of Year	18.762	19.546	15.787	11.762	18.830	—	—	—	—	—
No. of Units	80,084	93,462	123,774	97,135	89,639	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	19.294	15.607	11.646	18.672	19.479	—	—	—	—	—
Value at End of Year	18.493	19.294	15.607	11.646	18.672	—	—	—	—	—
No. of Units	6,705	14,862	14,998	9,024	26,549	—	—	—	—	—

Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-09) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	11.512	11.434	—	—	—	—	—
Value at End of Year	—	—	—	6.564	11.512	—	—	—	—	—
Wealthmark No. of Units	—	—	—	10,606	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	11.422	—	—	—	—	—
Value at End of Year	—	—	—	—	11.496	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	11.413	—	—	—	—	—
Value at End of Year	—	—	—	—	11.485	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Mid Cap Stock Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	22.034	18.195	14.080	25.440	22.855	—	—	—	—	—
Value at End of Year	19.687	22.034	18.195	14.080	25.440	—	—	—	—	—
Wealthmark No. of Units	91,216	67,965	110,306	110,908	107,609	—	—	—	—	—
NY Wealthmark No. of Units	1,166	386	483	453	405	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	21.656	17.919	13.894	25.154	22.628	—	—	—	—	—
Value at End of Year	19.311	21.656	17.919	13.894	25.154	—	—	—	—	—
No. of Units	7,826	9,776	4,308	2,868	5,994	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	24.943	—	—	—	18.672	—	—	—	—	—
Value at End of Year	19.034	—	—	—	24.943	—	—	—	—	—
No. of Units	437	—	—	—	—	—	—	—	—	—

U-26

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Money Market Trust B - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	12.567	12.737	12.856	12.768	12.500	—	—	—	—	—
Value at End of Year	12.403	12.567	12.737	12.856	12.768	—	—	—	—	—
Wealthmark No. of Units	1,358,597	1,264,489	1,591,655	1,633,900	1,581,886	—	—	—	—	—
NY Wealthmark No. of Units	90,196	111,408	143,555	190,714	122,502	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.475	12.670	12.813	12.751	12.500	—	—	—	—	—
Value at End of Year	12.288	12.475	12.670	12.813	12.751	—	—	—	—	—
No. of Units	168,021	232,180	232,827	205,237	220,082	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.406	12.619	12.781	12.738	12.500	—	—	—	—	—
Value at End of Year	12.202	12.406	12.619	12.781	12.738	—	—	—	—	—
No. of Units	50,006	116,926	123,922	197,758	114,934	—	—	—	—	—

Natural Resources Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	44.309	39.116	24.964	52.434	43.480	—	—	—	—	—
Value at End of Year	34.790	44.309	39.116	24.964	52.434	—	—	—	—	—
Wealthmark No. of Units	82,956	85,158	93,569	78,940	47,839	—	—	—	—	—
NY Wealthmark No. of Units	1,174	911	2,147	1,416	1,224	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	43.636	38.598	24.683	51.948	43.135	—	—	—	—	—
Value at End of Year	34.193	43.636	38.598	24.683	51.948	—	—	—	—	—
No. of Units	4,555	3,777	5,126	2,682	936	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	43.137	38.214	24.475	51.586	42.877	—	—	—	—	—
Value at End of Year	33.752	43.137	38.214	24.475	51.586	—	—	—	—	—
No. of Units	324	333	341	1,008	39	—	—	—	—	—

Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 5-03-10) Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.591	23.005	22.284	—	—	—	—	—
Value at End of Year	—	—	17.683	13.591	23.005	—	—	—	—	—
Wealthmark No. of Units	—	—	19,976	12,837	25,000	—	—	—	—	—
NY Wealthmark No. of Units	—	—	69	1,190	71	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	13.412	22.747	22.063	—	—	—	—	—
Value at End of Year	—	—	17.415	13.412	22.747	—	—	—	—	—
No. of Units	—	—	826	737	2,492	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	17.859	—	—	—	—	—
Value at End of Year	—	—	—	—	22.556	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 4-25-08) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	19.063	—	—	—	—	—
Value at End of Year	—	—	—	—	17.292	—	—	—	—	—
Wealthmark No. of Units	—	—	—	—	520,719	—	—	—	—	—
NY Wealthmark No. of Units	—	—	—	—	48,676	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	18.875	—	—	—	—	—
Value at End of Year	—	—	—	—	17.099	—	—	—	—	—
No. of Units	—	—	—	—	75,290	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	18.734	—	—	—	—	—
Value at End of Year	—	—	—	—	16.955	—	—	—	—	—
No. of Units	—	—	—	—	4,129	—	—	—	—	—

U-27

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Real Estate Securities Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	25.442	20.020	15.612	24.255	32.499	—	—	—	—	—
Value at End of Year	27.406	25.442	20.020	15.612	24.255	—	—	—	—	—
Wealthmark No. of Units	171,385	211,764	239,700	288,566	307,202	—	—	—	—	—
NY Wealthmark No. of Units	34,332	44,509	43,139	49,661	56,104	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	25.006	19.716	15.406	25.911	32.177	—	—	—	—	—
Value at End of Year	26.883	25.006	19.716	15.406	25.911	—	—	—	—	—
No. of Units	11,136	15,905	18,717	24,626	26,097	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	24.683	19.491	15.254	25.693	31.938	—	—	—	—	—
Value at End of Year	26.497	24.683	19.491	15.254	25.693	—	—	—	—	—
No. of Units	456	903	962	1,090	1,179	—	—	—	—	—

Science & Technology Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.291	14.912	9.213	16.847	15.087	—	—	—	—	—
Value at End of Year	16.599	18.291	14.912	9.213	16.847	—	—	—	—	—
Wealthmark No. of Units	52,833	41,158	55,532	36,358	40,119	—	—	—	—	—
NY Wealthmark No. of Units	2,954	2,370	3,199	23	7,032	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	17.978	14.686	9.092	16.658	14.938	—	—	—	—	—
Value at End of Year	16.282	17.978	14.686	9.092	16.658	—	—	—	—	—
No. of Units	13,903	13,921	15,338	3,835	3,824	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	17.746	14.519	9.002	16.517	14.827	—	—	—	—	—
Value at End of Year	16.048	17.746	14.519	9.002	16.517	—	—	—	—	—
No. of Units	7,687	7,687	7,687	5,898	1,151	—	—	—	—	—

Scudder 21st Century Growth Portfolio (merged into Scudder Small Cap Growth Portfolio eff 5-01-05) (now DWS Small Cap Growth VIP) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.530	13.661	12.500
Value at End of Year	—	—	—	—	—	—	—	19.164	17.530	13.661
Wealthmark No. of Units	—	—	—	—	—	—	—	174,019	7,510	349
NY Wealthmark No. of Units	—	—	—	—	—	—	—	8,560	2,424	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	17.573	13.668	12.500
Value at End of Year	—	—	—	—	—	—	—	19.079	17.573	13.668
No. of Units	—	—	—	—	—	—	—	12,453	172,059	8,406

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	17.498	17.423	—
Value at End of Year	—	—	—	—	—	—	—	19.015	17.498	—
No. of Units	—	—	—	—	—	—	—	2,074	1,975	—

Scudder Growth Portfolio (merged into Scudder Capital Growth Portfolio eff 4-29-05) (now DWS Capital Growth VIP) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.707	13.669	12.500
Value at End of Year	—	—	—	—	—	—	—	17.303	16.707	13.669
Wealthmark No. of Units	—	—	—	—	—	—	—	290,534	17,032	11
NY Wealthmark No. of Units	—	—	—	—	—	—	—	33,534	6,130	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	16.748	13.676	12.500
Value at End of Year	—	—	—	—	—	—	—	17.226	16.748	13.676
No. of Units	—	—	—	—	—	—	—	37,165	162,157	542

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	16.687	16.417	—
Value at End of Year	—	—	—	—	—	—	—	17.169	16.687	—
No. of Units	—	—	—	—	—	—	—	578	—	—

U-28

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Short Term Government Income Trust - Series II Shares (units first credited 5-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.598	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.742	12.598	—	—	—	—	—	—	—	—
Wealthmark No. of Units	86,073	108,795	—	—	—	—	—	—	—	—
NY Wealthmark No. of Units	730	3,910	—	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.581	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.699	12.581	—	—	—	—	—	—	—	—
No. of Units	347	1,566	—	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.568	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.667	12.568	—	—	—	—	—	—	—	—
No. of Units	517	581	—	—	—	—	—	—	—	—

Small Cap Growth Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.720	15.598	11.767	19.823	18.839	—	—	—	—	—
Value at End of Year	17.166	18.720	15.598	11.767	19.823	—	—	—	—	—
Wealthmark No. of Units	57,376	73,777	76,458	56,302	41,220	—	—	—	—	—
NY Wealthmark No. of Units	3,457	1,290	2,560	3,799	409	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	18.509	15.453	11.681	19.717	18.764	—	—	—	—	—
Value at End of Year	16.939	18.509	15.453	11.681	19.717	—	—	—	—	—
No. of Units	4,241	4,205	4,546	4,932	3,326	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	18.707	—	—	—	—	—
Value at End of Year	—	—	—	—	19.639	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Small Cap Index Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.121	14.573	11.697	17.928	19.530	—	—	—	—	—
Value at End of Year	17.040	18.121	14.573	11.697	17.928	—	—	—	—	—
Wealthmark No. of Units	1,009,472	1,168,995	1,358,520	1,512,202	1,795,396	—	—	—	—	—
NY Wealthmark No. of Units	124,442	135,675	147,735	158,029	167,753	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	17.810	14.352	11.543	17.727	19.337	—	—	—	—	—
Value at End of Year	16.714	17.810	14.352	11.543	17.727	—	—	—	—	—
No. of Units	102,723	121,662	148,382	176,983	200,601	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	17.581	14.188	11.428	17.578	19.193	—	—	—	—	—
Value at End of Year	16.474	17.581	14.188	11.428	17.578	—	—	—	—	—
No. of Units	5,209	4,792	4,845	9,244	21,425	—	—	—	—	—

Small Cap Opportunities Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.494	16.852	12.791	22.465	25.788	—	—	—	—	—
Value at End of Year	20.491	21.494	16.852	12.791	22.465	—	—	—	—	—
Wealthmark No. of Units	28,914	24,332	19,449	12,168	14,217	—	—	—	—	—
NY Wealthmark No. of Units	199	1,663	234	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	21.167	16.629	12.647	22.256	25.582	—	—	—	—	—
Value at End of Year	20.139	21.167	16.629	12.647	22.256	—	—	—	—	—
No. of Units	1,660	1,672	1,732	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	25.430	—	—	—	—	—
Value at End of Year	—	—	—	—	22.101	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-29

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Small Cap Value Trust - Series II Shares (units first credited 11-09-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.272	14.714	11.622	15.984	16.294	—	—	—	—	—
Value at End of Year	18.170	18.272	14.714	11.622	15.984	—	—	—	—	—
Wealthmark No. of Units	80,812	87,356	113,400	87,340	60,135	—	—	—	—	—
NY Wealthmark No. of Units	420	2,906	1,605	381	420	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	18.066	14.577	11.537	15.899	16.212	—	—	—	—	—
Value at End of Year	17.929	18.066	14.577	11.537	15.899	—	—	—	—	—
No. of Units	1,658	2,396	2,762	3,465	5,519	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	16.151	—	—	—	—	—
Value at End of Year	—	—	—	—	15.836	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Small Company Value Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.808	17.417	13.855	19.306	21.255	—	—	—	—	—
Value at End of Year	20.273	20.808	17.417	13.855	19.306	—	—	—	—	—
Wealthmark No. of Units	35,682	33,149	45,414	42,207	49,539	—	—	—	—	—
NY Wealthmark No. of Units	265	267	269	1,774	272	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	20.451	17.152	13.673	19.090	21.045	—	—	—	—	—
Value at End of Year	19.886	20.451	17.152	13.673	19.090	—	—	—	—	—
No. of Units	763	34	1,591	368	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	20.889	—	—	—	—	—
Value at End of Year	—	—	—	—	19.306	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-10) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.174	15.960	16.413	—	—	—	—	—
Value at End of Year	—	—	15.995	13.174	15.960	—	—	—	—	—
Wealthmark No. of Units	—	—	36,490	26,380	60,613	—	—	—	—	—
NY Wealthmark No. of Units	—	—	4,646	502	636	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	13.000	15.781	16.250	—	—	—	—	—
Value at End of Year	—	—	15.752	13.000	15.781	—	—	—	—	—
No. of Units	—	—	5,221	4,791	5,088	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	12.871	15.649	16.130	—	—	—	—	—
Value at End of Year	—	—	15.573	12.871	15.649	—	—	—	—	—
No. of Units	—	—	9,018	2,240	574	—	—	—	—	—

Strategic Income Opportunities Trust - Series II Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	18.469	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.557	18.469	—	—	—	—	—	—	—	—
Wealthmark No. of Units	37,680	37,652	—	—	—	—	—	—	—	—
NY Wealthmark No. of Units	4,942	4,766	—	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	18.225	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.274	18.225	—	—	—	—	—	—	—	—
No. of Units	6,023	6,205	—	—	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	18.043	12.500	—	—	—	—	—	—	—	—
Value at End of Year	18.066	18.043	—	—	—	—	—	—	—	—
No. of Units	8,723	8,723	—	—	—	—	—	—	—	—

U-30

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
SVS Eagle Focused Large Cap Growth Portfolio (merged into Scudder Capital Growth Portfolio eff 4-29-05) (now DWS Capital Growth VIP) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	16.981	13.679	12.500
Value at End of Year	—	—	—	—	—	—	—	17.039	16.981	13.679
Wealthmark No. of Units	—	—	—	—	—	—	—	642,089	29,199	357
NY Wealthmark No. of Units	—	—	—	—	—	—	—	56,205	11,545	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	17.023	13.685	12.500
Value at End of Year	—	—	—	—	—	—	—	16.963	17.023	13.685
No. of Units	—	—	—	—	—	—	—	52,759	351,290	21,075

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	16.949	16.293	—
Value at End of Year	—	—	—	—	—	—	—	16.907	16.949	—
No. of Units	—	—	—	—	—	—	—	2,384	648	—

SVS Focus Value + Growth Portfolio (merged into Scudder Growth and Income Portfolio eff 4-29-05) (now DWS Growth & Income VIP) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	18.411	14.142	12.500
Value at End of Year	—	—	—	—	—	—	—	20.186	18.411	14.142
Wealthmark No. of Units	—	—	—	—	—	—	—	193,698	14,276	1,028
NY Wealthmark No. of Units	—	—	—	—	—	—	—	17,097	2,712	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	18.457	14.149	12.500
Value at End of Year	—	—	—	—	—	—	—	20.096	18.457	14.149
No. of Units	—	—	—	—	—	—	—	15,899	114,321	8,612

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	18.389	17.615	—
Value at End of Year	—	—	—	—	—	—	—	20.028	18.389	—
No. of Units	—	—	—	—	—	—	—	5,622	—	—

SVS Index 500 Portfolio (merged into Scudder VIT Equity 500 Index Portfolio eff 9-16-05) (now DWS Equity 500 Index VIP) Class B Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.583	14.005	12.500
Value at End of Year	—	—	—	—	—	—	—	19.116	17.583	14.005
Wealthmark No. of Units	—	—	—	—	—	—	—	847,115	86,229	4,019
NY Wealthmark No. of Units	—	—	—	—	—	—	—	194,905	59,744	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	17.627	14.011	12.500
Value at End of Year	—	—	—	—	—	—	—	19.031	17.627	14.011
No. of Units	—	—	—	—	—	—	—	77,596	595,368	29,541

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	17.551	17.239	—
Value at End of Year	—	—	—	—	—	—	—	18.967	17.551	—
No. of Units	—	—	—	—	—	—	—	15,825	4,363	—

Total Bond Market Trust A (formerly Bond Index Trust A) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	14.438	13.865	13.492	12.967	12.500	—	—	—	—	—
Value at End of Year	15.211	14.438	13.865	13.492	12.967	—	—	—	—	—
Wealthmark No. of Units	24,685	8,210	17,707	33,432	11,873	—	—	—	—	—
NY Wealthmark No. of Units	1,825	1,993	2,880	1,500	2,310	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	14.333	13.792	13.448	12.950	12.500	—	—	—	—	—
Value at End of Year	15.070	14.333	13.792	13.448	12.950	—	—	—	—	—
No. of Units	4,758	655	1,511	1,256	3,938	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	12.937	12.500	—	—	—	—	—
Value at End of Year	—	—	—	13.414	12.937	—	—	—	—	—
No. of Units	—	—	—	9,212	—	—	—	—	—	—

U-31

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Total Return Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.735	17.689	15.824	15.641	14.771	—	—	—	—	—
Value at End of Year	19.159	18.735	17.689	15.824	15.641	—	—	—	—	—
Wealthmark No. of Units	215,552	237,453	261,452	156,646	41,499	—	—	—	—	—
NY Wealthmark No. of Units	1,222	9,012	7,551	733	1,682	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	18.414	17.420	15.615	15.465	14.624	—	—	—	—	—
Value at End of Year	18.794	18.414	17.420	15.615	15.465	—	—	—	—	—
No. of Units	17,693	23,976	31,781	22,586	25,499	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	18.177	17.222	15.460	15.335	14.516	—	—	—	—	—
Value at End of Year	18.524	18.177	17.222	15.460	15.335	—	—	—	—	—
No. of Units	4,386	4,651	4,946	2,378	—	—	—	—	—	—

Total Stock Market Index Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	15.955	13.842	10.922	17.662	18.106	—	—	—	—	—
Value at End of Year	15.758	15.955	13.842	10.922	17.662	—	—	—	—	—
Wealthmark No. of Units	773,767	908,009	742,970	2,299,715	1,447,571	—	—	—	—	—
NY Wealthmark No. of Units	109,385	124,411	133,957	245,230	165,835	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	15.681	13.632	10.777	17.464	17.927	—	—	—	—	—
Value at End of Year	15.457	15.681	13.632	10.777	17.464	—	—	—	—	—
No. of Units	88,442	105,330	125,525	260,061	161,357	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	15.479	13.477	10.671	17.317	17.794	—	—	—	—	—
Value at End of Year	15.235	15.479	13.477	10.671	17.317	—	—	—	—	—
No. of Units	7,613	9,838	10,132	34,774	27,610	—	—	—	—	—

U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 5-03-10) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.476	13.894	13.828	—	—	—	—	—
Value at End of Year	—	—	14.381	13.476	13.894	—	—	—	—	—
Wealthmark No. of Units	—	—	86,680	105,503	18,604	—	—	—	—	—
NY Wealthmark No. of Units	—	—	3,434	236	246	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	13.298	13.739	13.691	—	—	—	—	—
Value at End of Year	—	—	14.163	13.298	13.739	—	—	—	—	—
No. of Units	—	—	12,665	17,608	—	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	13.623	—	13.589	—	—	—	—	—
Value at End of Year	—	—	14.002	—	13.623	—	—	—	—	—
No. of Units	—	—	566	—	—	—	—	—	—	—

U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 5-01-09) - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.014	17.184	—	—	—	—	—
Value at End of Year	—	—	—	9.632	16.014	—	—	—	—	—
Wealthmark No. of Units	—	—	—	14,173	5,265	—	—	—	—	—
NY Wealthmark No. of Units	—	—	—	4,004	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	—	—	—	15.834	17.014	—	—	—	—	—
Value at End of Year	—	—	—	9.505	15.834	—	—	—	—	—
No. of Units	—	—	—	2,816	79	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	16.887	—	—	—	—	—
Value at End of Year	—	—	—	—	15.701	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-32

Wealthmark ALL

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Ultra Short Term Bond Trust - Series II Shares (units first credited 8-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.418	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.236	12.418	—	—	—	—	—	—	—	—
Wealthmark No. of Units	38,049	6,540	—	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.201	—	—	—	—	—	—	—	—	—
No. of Units	5,104	—	—	—	—	—	—	—	—	—

Value Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.155	16.758	12.071	20.734	21.183	—	—	—	—	—
Value at End of Year	20.041	20.155	16.758	12.071	20.734	—	—	—	—	—
Wealthmark No. of Units	50,087	39,137	36,616	43,739	46,938	—	—	—	—	—
NY Wealthmark No. of Units	—	3,672	1,175	—	—	—	—	—	—	—

Wealthmark Contracts with EER
Value at Start of Year	19.809	16.504	11.911	20.501	20.974	—	—	—	—	—
Value at End of Year	19.658	19.809	16.504	11.911	20.501	—	—	—	—	—
No. of Units	591	582	561	530	182	—	—	—	—	—

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	20.818	—	—	—	—	—
Value at End of Year	—	—	—	—	20.329	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

U-33

To obtain a Wealthmark Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Wealthmark SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Wealthmark NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Wealthmark Variable Annuity Statement of Additional Information dated April 30, 2012, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

dated April 30, 2012

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA (to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444
Boston, MA 02210-2382	Boston, MA 02205-5444
(800) 344-1029	www.jhannuities.com

JHUSA SEP ACCT H SAI 04/12

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General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings Currently

Posted on a Website

Each of the John Hancock Variable Insurance Trust’s Funds of Funds that is available under the Contracts invests in shares of other portfolios. The John Hancock Variable Insurance Trust has adopted a policy to post each of these Funds of Funds’ holdings in other portfolios on a website no later than 15 days after each calendar quarter end and no later than 15 days after any material changes are made to the holdings of a Fund of Fund. In addition, the ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no later than 15 days after each calendar quarter end. The information described above will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2011, and for each of the two years in the period ended December 31, 2011, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2011, 2010, and 2009 were $353,245,024, $369,132,052, and $421,625,749, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for

2

other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2011) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

Distributor
1st Global Capital Corp.
AIG - SagePoint, Inc (aka AIG Financial Advisors, Inc.)
AIG - FSC Securities Corporation
AIG - Royal Alliance Associates, Inc.
American Portfolios Financial Services
Cadaret, Grant & Co., Inc.
Cambridge Investment Research
CCO Investment Services Co
Centaurus Financial
Citigroup Global Markets, Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
Edward Jones Co., L.P.
First Allied Securities
Fifth Third Securities, Inc.
Founders Financial
Geneos Wealth Management, Inc.
H.D. Vest Investment Services
ING - Financial Network Investment Corp.
ING - Multi-Financial Securities Corporation
ING - PrimeVest Financial Services, Inc.
ING Financial Partners
Investacorp, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc
Janney Montgomery Scott, LLC
Lincoln Financial Securities Corp.
John Hancock Financial Network[2]
Key Investment Services, LLC
Lincoln Financial Advisors Corporation*
LPL Financial Corp.
M Holdings Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MML Investors Services, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.

3

Distributor
Next Financial
NFP Securities
NPH - Invest Financial Corporation
NPH - Investment Center of America, Inc.
NPH - National Planning Corp
NPH - SII Investments, Inc.
PAC - United Planners Financial Services
ProEquities, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Dain Capital, Inc.
Securities America, Inc.
Sigma Financial Corporation
Stifel, Nicolaus & Company, Inc.
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Unionbanc Investment Services, Inc.
Wells Fargo Securities LLC, (PCG) (aka Wachovia Securities LLC, (PCG))
Wells Fargo Securities LLC, (ISG) (aka Wachovia Securities LLC, (ISG))
Wells Fargo Securities Financial Network (aka Wachovia Securities Financial Network)
Wells Fargo Investments, LLC
Walnut Street Securities, Inc.
Woodbury Financial Services, Inc.
Scott & Stringfellow

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

4

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions
Connecticut	Same-Sex Marriage
Delaware	Civil Union
District of Columbia	Domestic Partnership,
Same-Sex Marriage
Hawaii	Domestic Partnership Civil Union
Illinois	Civil Union

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State	Type of Jurisdiction	Related Rule
Iowa	Same-Sex Marriage
Maine	Domestic Partnerships
Maryland		Recognizes spouses of same-sex marriages who were married in another jurisdiction
Massachusetts	Same-Sex Marriage
Nevada	Domestic Partnership
New Hampshire	Same-Sex Marriage
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction
Oregon	Domestic Partnership
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction
Vermont	Same-Sex Marriage
Washington	Domestic Partnership
Wisconsin	Domestic Partnerships

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2)  your state’s regulations regarding civil unions and same-sex marriages.

Qualified Plan Types

Traditional IRAs

Individual Retirement Annuities

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum, death benefit or annuity payment, may be excluded from taxable income when received.

The tax law requires that annuity payments or other RMDs under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner turns age 70 1/2. When the IRA has not been annuitized, the amount that must be distributed each year is computed on the basis of the Owner’s age and the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract.

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Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. A Roth IRA may (subject to constraints explained below under “Conversion or Direct Rollover to a Roth IRA”) accept a “qualified rollover contribution” from another Roth IRA, a traditional IRA, a qualified retirement plan described in section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or direct rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a Qualified Plan. Please note that the amount deemed to be the “converted amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, and you request that we withhold income tax on the conversion or rollover, we must take a withdrawal from the contract’s value in order to honor your request. This amount withdrawn could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion or rollover from resources outside of the annuity contract in order to avoid any benefit reduction. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

SIMPLE IRA Plans

In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any RMDs for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

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Simplified Employee Pensions (SEP-IRAs)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Section 403(b) Plans or Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as “tax-sheltered annuities.” Purchasers of the Contracts for such purposes should seek independent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an “incidental death benefit” and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

If a Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. In general, RMDs to the employee under a section 403(b) plan must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires.

Final regulations concerning tax-sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee’s employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Plans

Availability. We currently are not offering this Contract for use in a retirement plan intended to qualify as a section 403(b) plan (a “Section 403(b) Plan” or the “Plan”) unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Ownership. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Contract or some or all of such a Contract’s value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.

8

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.

Withdrawals. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Loans. Loans from Qualified Contracts intended for use under Section 403(b) Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Plans.

Collecting and Using Information. Through your participation in a retirement plan intended to qualify under section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

9

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;

•	retirement;

•	death; or

•	the participant’s turning age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish tax-favored retirement plans, commonly referred to as “H.R. 10” or “Keogh” plans, for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an “incidental death benefit” and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any RMDs that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

RMDs to the employee under an employer’s pension and profit sharing plan qualified under section 401(a) or 403(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which the employee reaches age 70 1/2.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. RMDs under a section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

10

APPENDIX A: Audited Financial Statements

A-1

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2011, 2010, and 2009

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2011 and 2010, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2011 the Company changed its method of accounting and reporting for separate accounts, in 2010 the Company changed its method of accounting and reporting for variable interest entities, and in 2009 the Company changed its method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$63,649; 2010—$60,956)	$69,225	$62,402
Held-for-trading—at fair value (cost: 2011—$1,420; 2010—$1,616) (includes variable interest entity assets, at fair value, of $177 and $401 at December 31, 2011 and 2010, respectively)	1,477	1,627
Equity securities:
Available-for-sale—at fair value (cost: 2011—$358; 2010—$366)	439	458
Held-for-trading—at fair value (cost: 2011—$97; 2010—$120)	97	130
Mortgage loans on real estate	13,974	13,343
Investment real estate, agriculture, and timber	4,304	3,610
Policy loans	5,220	5,050
Short-term investments	1,618	1,472
Other invested assets	4,446	3,883

Total Investments	100,800	91,975
Cash and cash equivalents (includes variable interest entity assets of $18 and $44 at December 31, 2011 and 2010, respectively)	3,296	2,772
Accrued investment income (includes variable interest entity assets of $3 and $6 at December 31, 2011 and 2010, respectively)	1,065	974
Goodwill	953	1,453
Value of business acquired	1,321	1,959
Deferred policy acquisition costs and deferred sales inducements	7,186	10,006
Amounts due from and held for affiliates	3,808	3,673
Intangible assets	1,270	1,285
Reinsurance recoverable	11,263	10,680
Derivative assets	11,953	2,977
Current income tax receivable	20	-
Other assets	2,444	2,333
Separate account assets	129,326	135,019

Total Assets	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2011	2010

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$88,879	$82,231
Policyholders’ funds	7,162	8,308
Unearned revenue	1,966	2,600
Unpaid claims and claim expense reserves	1,445	1,353
Policyholder dividends payable	558	595
Amounts due to affiliates	2,556	2,290
Short-term debt	11	7
Long-term debt (includes variable interest entity liabilities of $139 and $351 at December 31, 2011 and 2010, respectively)	627	838
Consumer notes	819	966
Current income tax payable	-	21
Deferred income tax liability	4,214	2,765
Coinsurance funds withheld	5,452	4,352
Payables for collateral on derivatives	1,446	-
Derivative liabilities (includes variable interest entity liabilities of $4 and $10 at December 31, 2011 and 2010, respectively)	7,813	3,997
Other liabilities (includes variable interest entity liabilities of $4 and $7 at December 31, 2011 and 2010, respectively)	4,271	3,663
Separate account liabilities	129,326	135,019

Total Liabilities	256,545	249,005

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 13)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2011 and 2010)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2011 and 2010)	5	5
Additional paid-in capital	12,789	12,776
Retained earnings	1,005	1,907
Accumulated other comprehensive income	4,102	1,168

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	17,901	15,856
Noncontrolling interests	259	245

Total Shareholder’s Equity	18,160	16,101

Total Liabilities and Shareholder’s Equity	$274,705	$265,106

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$2,996	$3,632	$3,657
Fee income	5,718	3,773	3,575
Net investment income	4,989	4,496	4,251
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(93)	(176)	(707)
Portion of loss recognized in other comprehensive income	21	57	91

Net impairment losses recognized in earnings	(72)	(119)	(616)
Other net realized investment and other gains (losses)	1,419	397	(1,180)

Total net realized investment and other gains (losses)	1,347	278	(1,796)
Other revenue	121	200	100

Total revenues	15,171	12,379	9,787

Benefits and expenses
Benefits to policyholders	7,638	6,611	4,283
Policyholder dividends	811	846	918
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Goodwill impairment	500	1,600	-
Other operating costs and expenses	4,362	3,225	3,071

Total benefits and expenses	16,387	13,034	9,483

(Loss) income before income taxes	(1,216)	(655)	304

Income tax (benefit) expense	(358)	222	(7)

Net (loss) income	(858)	(877)	311

Less: net income (loss) attributable to noncontrolling interests	44	36	(16)

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(902)	$(913)	$327

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) – (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

Comprehensive income:
Net (loss) income			(902)		(902)	44	(858)
Other comprehensive income, net of tax:
Net unrealized investment gains				1,203	1,203		1,203
Foreign currency translation adjustment				13	13		13
Cash flow hedges				1,718	1,718		1,718

Comprehensive income					2,032	44	2,076

Share-based payments		13			13		13
Contributions from noncontrolling interests						64	64
Distributions to noncontrolling interests						(94)	(94)

Balance at December 31, 2011	$5	$12,789	$1,005	$4,102	$17,901	$259	$18,160	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(858)	$(877)	$311
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	27	174	153
Net realized investment and other (gains) losses	(1,347)	(278)	1,796
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	3,076	752	1,211
Capitalization of deferred policy acquisition costs and deferred sales inducements	(926)	(1,240)	(1,642)
Goodwill impairment	500	1,600	-
Depreciation and amortization	140	132	134
Net cash flows from trading securities	234	143	(6)
(Increase) decrease in accrued investment income	(91)	(77)	21
(Increase) decrease in other assets and other liabilities, net	(1,269)	345	872
Increase (decrease) in policyholder liabilities and accruals, net	3,980	1,305	(1439)
Interest credited to policyholder liabilities	1,156	1,148	1,102
(Decrease) increase in deferred income taxes	(126)	447	29

Net cash provided by operating activities	4,496	3,574	2,542

Cash flows from investing activities:
Sales of:
Fixed maturities	27,779	20,277	11,418
Equity securities	233	1,153	1,022
Mortgage loans on real estate	1,367	961	1,782
Investment real estate, agriculture, and timber	43	22	2
Other invested assets	122	377	71
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,316	1,834	1,961
Mortgage loans on real estate	367	383	330
Other invested assets	267	233	234
Purchases of:
Fixed maturities	(31,201)	(27,115)	(14,407)
Equity securities	(185)	(1,118)	(733)
Investment real estate, agriculture, and timber	(814)	(602)	(151)
Other invested assets	(943)	(1,031)	(578)
Mortgage loans on real estate issued	(2,443)	(2,117)	(2,467)
Net (purchases) redemptions of short-term investments	(147)	2,501	(303)
Other, net	111	133	(1,358)

Net cash used in investing activities	(3,128)	(4,109)	(3,177)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2011	2010	2009

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$-	$350	$7
Increase (decrease) in amounts due to affiliates	63	(1,254)	1,425
Universal life and investment-type contract deposits	3,573	4,015	6,729
Universal life and investment-type contract maturities and withdrawals	(4,168)	(4,269)	(5,385)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	156	7	(1,486)
Excess tax benefits related to share-based payments	-	5	8
Repayments of consumer notes	(147)	(239)	(395)
Issuance of short-term debt	6	2	-
Repayments of short-term debt	(2)	(1)	-
Issuance of long-term debt	1	2	1
Repayments of long-term debt	(213)	(101)	-
Contributions from noncontrolling interests	64	23	39
Distributions to noncontrolling interests	(94)	(52)	(13)
Unearned revenue on financial reinsurance	(82)	(112)	(44)
Net reinsurance recoverable	(1)	(23)	(186)

Net cash (used in) provided by financing activities	(844)	(1,647)	700

Net increase (decrease) in cash and cash equivalents	524	(2,182)	65
Adoption of ASC 810, consolidation of variable interest entities	-	39	-
Cash and cash equivalents at beginning of year	2,772	4,915	4,850

Cash and cash equivalents at end of year	$3,296	$2,772	$4,915

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$-	$(13)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”) (formerly known as John Hancock Holdings (Delaware) (“JHH”)), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHH, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHH. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHH.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the year ended December 31, 2009 as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 — Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. The Company classifies its fixed maturities held-for-trading portfolio at fair value as a result of electing the fair value option under ASC 825, “Financial Instruments”. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. The Company classifies its equity securities as either available-for-sale or held-for-trading and records these securities at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Equity securities that do not have readily determinable fair values are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, credit, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is unlikely to occur.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC on April 28, 2004 (the “acquisition date”). The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussions regarding goodwill impairments recorded during the years ended December 31, 2011 and 2010, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. Deferred Policy Acquisition Costs (“DAC”) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management and surrender charges are included in the revenues of the Company. For the years ended December 31, 2011, 2010, and 2009 there were no gains or losses on transfers of assets from the general account to the separate account.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 34% and 35% of the Company’s traditional life net insurance in-force at December 31, 2011 and 2010, respectively, and 76%, 77%, and 81% of the Company’s traditional life net insurance premiums for the years ended December 31, 2011, 2010, and 2009, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2011	2010

	(in millions)
Participating pension contracts	$1,771	$1,799
Funding agreements	434	1,010
Guaranteed investment contracts	143	823

Total liabilities for investment-type products	2,348	3,632
Individual and group annuities	2,216	2,225
Certain traditional life insurance policies and other	2,598	2,451

Total policyholders’ funds	$7,162	$8,308

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 10 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if the Company filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” (“ASU 2009-17”) which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control — now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

The Company also adopted ASU No. 2010-10, “Consolidation — Amendments for Certain Investment Funds,” (“ASU 2010-10”) which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of these amendments resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” (“ASU 2010-15”) which amends ASC Topic 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 was effective for the Company on January 1, 2011. Adoption of this guidance resulted in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” (FSP FAS 115-2”) which is now incorporated into ASC Topic 320, “Investments — Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 — Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of FSP FAS 115-2, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million.

Multiemployer Pension Plans

In September 2011, the FASB issued ASU No. 2011-09, “Disclosures about an Employer’s Participation in a Multiemployer Plan” (“ASU 2011-09”) which amends ASC Subtopic 715-80, “Compensation-Retirement Benefits-Multiemployer Plans.” For a subsidiary participating in the pension plan of its parent, the revised standard requires the disclosure of the name of the plan in which the subsidiary participates and the amount of contributions it made. This guidance became effective as of December 15, 2011 and has been applied retrospectively. The adoption of ASU 2011-09 did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued new accounting guidance related to accounting for costs associated with acquiring or renewing insurance contracts, ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC Topic 944, “Financial Services-Insurance” (“ASC 944”). The guidance is effective for fiscal years beginning after December 15, 2011. ASU No. 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance will be effective for the Company on January 1, 2012 and adopted retrospectively, as permitted by the standard. The Company expects the cumulative effect upon adoption will result in a reduction to DAC with a corresponding reduction to opening retained earnings for the earliest period presented, January 1, 2010, of $596 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company will adopt the revised accounting standard effective January 1, 2012 via prospective adoption, as required. When adopted, ASU 2011-04 is not expected to materially impact the Company’s financial position or results of operations.

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive, statements of net income and other comprehensive income. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. However, the current option under existing standards to report other comprehensive income and its components in the statement of changes in equity is eliminated. These standards are effective retrospectively beginning January 1, 2012. When adopted, ASU 2011-05 and ASU 2011-12 are not expected to impact the Company’s financial position or results of operations.

Goodwill Impairment Testing

In September 2011, the FASB issued ASU No. 2011-08, “Testing for Goodwill Impairment” (“ASU 2011-08”) which amends ASC Topic 350, “Intangibles-Goodwill and Other”. ASU 2011-08 is intended to simplify how a company tests goodwill for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the reporting unit. Under the guidance in ASU 2011-08, if this option is selected, a company is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of ASU 2011-08 are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. When adopted, ASU 2011-08 is not expected to materially impact the Company’s financial position or results of operations.

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,646	$4,258	$573	$43,331	$(50)
Commercial mortgage-backed securities	3,163	101	132	3,132	(11)
Residential mortgage-backed securities	577	1	208	370	(32)
Collateralized debt obligations	217	-	86	131	(32)
Other asset-backed securities	1,013	89	9	1,093	(2)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,573	1,250	-	12,823	-
Obligations of states and political subdivisions	4,323	642	1	4,964	-
Debt securities issued by foreign governments	1,178	250	6	1,422	-

Fixed maturities	61,690	6,591	1,015	67,266	(127)
Other fixed maturities (1)	1,959	-	-	1,959	-

Total fixed maturities available-for-sale	63,649	6,591	1,015	69,225	(127)

Equity securities available-for-sale	358	91	10	439	-

Total fixed maturities and equity securities available-for-sale	$64,007	$6,682	$1,025	$69,664	$(127)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”) which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	366	95	3	458	-

Total fixed maturities and equity securities available-for-sale	$61,322	$3,078	$1,540	$62,860	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI which were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2011, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$1,535	$1,567
Due after one year through five years	11,097	11,524
Due after five years through ten years	10,021	10,800
Due after ten years	34,067	38,649

	56,720	62,540
Asset-backed and mortgage-backed securities	4,970	4,726

Total	$61,690	$67,266

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$399	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	38	93
Credit losses for which an other-than-temporary impairment was previously recognized	13	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(70)	(65)

Balance, end of year	$380	$399

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	December 31, 2011

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,854	$106	$2,911	$467	$5,765	$573
Commercial mortgage-backed securities	359	8	327	124	686	132
Residential mortgage-backed securities	30	2	320	206	350	208
Collateralized debt obligations	5	1	123	85	128	86
Other asset-backed securities	74	3	80	6	154	9
Obligations of states and political subdivisions	-	-	93	1	93	1
Debt securities issued by foreign governments	-	-	104	6	104	6

Total fixed maturities available-for-sale	3,322	120	3,958	895	7,280	1,015
Equity securities available-for-sale	37	9	12	1	49	10

Total	$3,359	$129	$3,970	$896	$7,329	$1,025

	December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	45	3	-	-	45	3

Total	$13,108	$676	$4,666	$864	$17,774	$1,540

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $619 million at December 31, 2011 from $464 million at December 31, 2010.

At December 31, 2011 and 2010, there were 919 and 1,138 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,015 million and $1,537 million, respectively, of which the single largest unrealized loss was $31 million and $198 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2011 and 2010, there were 125 and 73 equity securities with an aggregate gross unrealized loss of $10 million and $3 million, respectively, of which the single largest unrealized loss was $2 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $464 million were non-income producing for the year ended December 31, 2011. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2011.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities. There were no securities on loan and no collateral held as of December 31, 2011 and 2010. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2011 and 2010, fixed maturity securities with a fair value of $36 million and $34 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,017	East North Central	$1,511
Industrial	1,743	East South Central	219
Office buildings	4,029	Middle Atlantic	2,288
Retail	3,579	Mountain	888
Mixed use	183	New England	1,017
Agricultural	622	Pacific	3,665
Agri business	930	South Atlantic	2,904
Other	916	West North Central	568
		West South Central	771
		Canada/Other	188

Provision for losses	(45)	Provision for losses	(45)

Total	$13,974	Total	$13,974

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2011	$34	38	(1)	(26)	$45

Year ended December 31, 2010	42	38	(5)	(41)	34

Year ended December 31, 2009	29	36	-	(23)	42

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $119 million were non-income producing for the year ended December 31, 2011. Mortgage loans with a carrying value of $119 million were on nonaccrual status at December 31, 2011. At December 31, 2011, mortgage loans with a carrying value of $89 million were delinquent by less than 90 days and $60 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2011	2010

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$131	$115
Allowance for credit losses	(45)	(34)

Net impaired mortgage loans on real estate	$86	$81

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)

Average recorded investment in impaired loans	$109	$130	$113
Interest income recognized on impaired loans	-	-	-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2011	2010

	(in millions)
AAA	$154	$116
AA	1,310	1,335
A	2,749	2,523
BBB	8,811	8,488
BB	577	570
B & Lower and Unrated	373	311

Total	$13,974	$13,343

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $146 million was non-income producing for the year ended December 31, 2011. Depreciation expense on investment real estate, agriculture, and timber was $69 million, $63 million, and $53 million in 2011, 2010, and 2009, respectively. Accumulated depreciation was $514 million and $467 million at December 31, 2011 and 2010, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $4,000 million and $3,571 million at December 31, 2011 and 2010, respectively. Net investment income on investments accounted for under the equity method totaled $217 million, $199 million, and $78 million in 2011, 2010, and 2009, respectively. Total combined assets of such investments were $55,077 million and $46,563 million (consisting primarily of investments) and total combined liabilities were $16,482 million and $14,546 million (including $10,547 million and $8,911 million of debt) at December 31, 2011 and 2010, respectively. Total combined revenues and expenses of these investments in 2011 were $3,683 million and $4,759 million, respectively, resulting in $1,076 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Net investment income
Fixed maturities	$3,425	$3,199	$3,252
Equity securities	9	10	18
Mortgage loans on real estate	798	766	739
Investment real estate, agriculture, and timber	205	171	146
Policy loans	305	326	332
Short-term investments	9	12	27
Derivatives	196	12	(104)
Equity method investments and other	303	269	118

Gross investment income	5,250	4,765	4,528

Less investment expenses	261	269	277

Net investment income	$4,989	$4,496	$4,251

	Years ended December 31,

	2011	2010	2009

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$1,131	$726	$(164)
Equity securities	(11)	29	(30)
Mortgage loans on real estate	(82)	(62)	(83)
Derivatives	349	(362)	(1,321)
Other invested assets	62	30	(49)
Amounts credited to participating contract holders	(102)	(83)	(149)

Net realized investment and other gains (losses)	$1,347	$278	$(1,796)

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(3) million, $(18) million, and $(107) million is included in net realized investment and other gains (losses) for the years ended December 31, 2011, 2010, and 2009, respectively.

The change in net unrealized (losses) gains on held-for-trading equities, included in net realized investment and other gains (losses) was $(10) million, $7 million, and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

For the years ended December 31, 2011, 2010, and 2009, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $100 million, $106 million, and $111 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $1,619 million, $774 million, and $363 million for the years ended December 31, 2011, 2010, and 2009, respectively, and gross losses were realized on the sale of available-for-sale securities of $291 million, $194 million, and $131 million for the years ended December 31, 2011, 2010, and 2009, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $70 million, $115 million, and $663 million for the years ended December 31, 2011, 2010, and 2009, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2011		2010

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations	$198	$147	$451	$368

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,
	2011			2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$448	$-	$-	$1,033	$-	$-
Real estate limited partnerships (4)	1,275	377	392	1,307	441	455
Timber funds (5)	2,385	109	136	2,418	106	143

Total	$4,108	$486	$528	$4,758	$547	$598

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2011	$-	$1,307	$146	$1,453
Impairment	-	(500)	-	(500)

Balance at December 31, 2011	$-	$807	$146	$953

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. A reporting unit is defined as an operating segment or one level below an operating segment. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairments were reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$1,959	$2,171
Amortization	(389)	(66)
Change due to unrealized investment gains	(249)	(146)

Balance, end of year	$1,321	$1,959

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2012	$137
2013	127
2014	109
2015	106
2016	100

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	60	337
Other investment management contracts	64	31	33

Total	$1,361	$91	$1,270

December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

Amortization expense for other intangible assets was $15 million, $14 million, and $13 million for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense for other intangible assets is expected to be approximately $16 million in 2012, $18 million in 2013, $18 million in 2014, $17 million in 2015, and $17 million in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$9,652	$9,186
Capitalization	915	1,228
Amortization	(2,551)	(664)
Change due to unrealized investment gains	(1,036)	(98)

Balance, end of year	$6,980	$9,652

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$354	$379
Capitalization	11	12
Amortization	(136)	(22)
Change due to unrealized investment gains	(23)	(15)

Balance, end of year	$206	$354

Note 6 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. The Company reported a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($122) million and ($102) million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance payable to JHRECO of $35 million and $23 million, which was included with amounts due from and held for affiliates on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $93 million, $1 million, and $47 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $520 million, $465 million, and $476 million during the years ended December 31, 2011, 2010, and 2009, respectively.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis and a modified coinsurance basis where the related financial assets remain invested with the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance funds withheld from JHRECO of $5,439 million and $4,784 million at December 31, 2011 and 2010, respectively, and recorded reinsurance recoverable from JHRECO of $5,981 million and $5,414 million at December 31, 2011 and 2010, respectively, on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $609 million, $625 million, and $644 million during the years ended December 31, 2011, 2010, and 2009, respectively. Claims incurred ceded to JHRECO were $271 million, $245 million, and $207 million during the years ended December 31, 2011, 2010, and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,308 million and $1,563 million as of December 31, 2011 and 2010, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance recoverable (payable) for ceded reserves and cost of reinsurance of ($205) million and $1,595 million. As of December 31, 2011 and 2010, respectively, the Company reported a coinsurance funds withheld liability of $0 million and $72 million on the Consolidated Balance Sheets. As of December 31, 2011 and 2010, respectively, the Company reported a reinsurance receivable from MRBL of $47 million and $180 million, which was included with amounts due from and held for affiliates. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2011 and 2010 were $2,463 million and $2,298 million, respectively, and are accounted for as fixed maturities available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $457 million, $412 million, and $394 million for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, the Company had amounts payable to MFC and MLI of $11 million and amounts receivable from MFC and MLI of $1 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7%, and interest is payable semi-annually. The notes mature on March 31, 2033. Interest expense was $29 million for each of the three years ended December 31, 2011, 2010, and 2009.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Pursuant to the merger of MHDLLC into JHFC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHFC effective December 31, 2009. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $0 million, $1 million, and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The issuance of the above surplus notes by the Company was approved by the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”), and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist and the loan was transferred to MIC effective December 31, 2009. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 0.83% per annum. Interest income was $3 million, $3 million, and $4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

On December 28, 2011, the Company issued a promissory note to Manulife Management Services Limited (“MMSL”) in the amount of $200 million. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 0.1% per annum calculated and reset monthly and payable at maturity. Interest expense was $0 million for the year ended December 31, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

The fair value of the Company’s related party notes payable and note receivable totaled $748 million and $295 million, respectively, at December 31, 2011, and $540 million and $295 million, respectively at December 31, 2010.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans.

JHUSA, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of JHUSA may attract deposits from affiliates of JHUSA. At December 31, 2011 and 2010, JHUSA managed approximately $5,040 million and $5,875 million of deposits from affiliates, respectively.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2011	2010

	(in millions)
The Manufacturers Investment Corporation	$202	$48
John Hancock Financial Corporation	40	102
Manulife Reinsurance Limited	121	22
Manulife Reinsurance (Bermuda) Limited	81	281
Manulife Hungary Holdings KFT	5	51
John Hancock Insurance Company of Vermont	16	25
John Hancock Reassurance Company Limited	10	20
John Hancock Insurance Agency, Inc.	6	69

Total	$481	$618

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Direct	$3,782	$4,192	$4,271

Assumed	1,188	1,091	1,165

Ceded	(1,974)	(1,651)	(1,779)

Net life, health, and annuity premiums earned	$2,996	$3,632	$3,657

For the years ended December 31, 2011, 2010, and 2009, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,770 million, $2,597 million, and $2,579 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On July 1, 2011, the Company paid $159 million in fees to affiliates related to the recapture of Life Retrocession business reserves and net liabilities of $103 million from Manulife Reinsurance Limited and Manufacturers Life Insurance Company (Barbados Branch) resulting in a decrease to net income of $170 million, net of tax.

Subsequent to the recapture transactions above, the Company entered into a 100% coinsurance treaty with Pacific Life Insurance Company effective July 1, 2011. This treaty facilitated the transfer of Life Retrocession business reserves and net liabilities of $655 million, cash of $199 million and miscellaneous assets of $30 million resulting in a pre-tax gain of $426 million, which was deferred and included in reinsurance recoverable on the Consolidated Balance Sheets. This gain is amortized on a straight line basis over 10 years. Gain amortization for the year ended December 31, 2011 was $21 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Credit Default Swaps. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A credit default swap is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2011			December 31, 2010
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$9,353	$734	$1,140	$11,995	$433	$709
	Foreign currency swaps	246	-	171	1,017	53	223
Cash flow hedges	Interest rate swaps	15,472	3,627	192	18,467	1,337	540
	Foreign currency swaps	1,833	183	325	1,861	29	189
	Foreign currency forwards	201	4	-	140	29	-
	Equity market contracts	25	-	10	20	1	1

Total Derivatives in Hedging Relationships		$27,130	$4,548	$1,838	$33,500	$1,882	$1,662

Non-Hedging Relationships
	Interest rate swaps	$71,640	$7,219	3,122	$38,111	$951	$915
	Interest rate futures	6,009	-	-	1,598	-	-
	Foreign currency swaps	1,561	163	154	1,660	128	166
	Foreign currency forwards	33	-	2	134	4	-
	Foreign currency futures	2,072	-	-	1,100	-	-
	Equity market contracts	24	-	10	31	3	1
	Equity index futures	9,063	-	-	4,954	-	-
	Interest rate options	336	9	-	181	-	-
	Credit default swaps	246	4	1	-	-	-
	Embedded derivatives – reinsurance contracts	-	10	2,686	-	9	1,253
	Embedded derivatives – participating pension contracts (1)	-	-	106	-	-	98
	Embedded derivatives – benefit guarantees (1)	-	2,914	1,061	-	1,497	456

Total Derivatives in Non-Hedging Relationships		90,984	10,319	7,142	47,769	2,592	2,889

Total Derivatives (2)		$118,114	$14,867	$8,980	$81,269	$4,474	$4,551

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liabilities position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2011, 2010, and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2011, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)

Total		$(228)	$319	$91

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the year ended December 31, 2011 certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its long-term care business. As a result of the continued volatility in interest rates and current trends within long-term care, the Company de-designated $3.9 billion (notional principal) of forward-starting interest rate swaps. The accumulated other comprehensive income related to these de-designated swaps continues to be deferred because the forecasted transactions are still possible of occurring. The deferred OCI related to the de-designated swaps amounted to $432 million, net of tax, as of December 31, 2011. If the forecasted transaction does occur, this amount will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in earnings. If the forecasted transaction becomes unlikely, the amount will be reclassified to earnings in that period.

The following tables present the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss):

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	(7)	-	-

Total		$1,777	$59	$14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Share-based payments	(3)	-	-

Total		$(37)	$(129)	$3

Year ended December 31, 2009
Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108		-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Share-based payments	4	-	-

Total		$(1,000)	$(5)	$(17)

The Company anticipates that pre-tax net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 35 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see Note 14 — Shareholder’s Equity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2011, 2010, and 2009, net gains and losses related to derivatives in a non-hedge relationship were recognized by the Company, and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2011	2010	2009
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$3,230	$145	$(906)
Interest rate futures	(237)	(56)	3
Interest rate options	1	(1)	4
Credit default swaps	-	-	-
Foreign currency swaps	17	(68)	(121)
Foreign currency forwards	(10)	22	18
Foreign currency futures	16	(18)	(24)
Embedded derivatives	153	(93)	(1,390)
Equity market contracts	(1)	12	30
Equity index futures	(318)	(652)	(293)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$2,851	$(709)	$(2,679)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via credit default swaps (“CDSs”) in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the credit default swap protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2011. The Company did not sell any credit default swaps for the year ended December 31, 2010.

	Notional amount[2]	Fair value	Weighted average maturity (in years)[3]
		(in millions)
Single name credit default swaps[1]
Corporate Debt
AAA	$25	$ 1	5
AA	85	2	5
A	105	1	5

Total credit default swap protection sold	$215	$ 4

1	The rating agency designations are based on S&P where available followed by Moody’s, DBRS, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the credit default swaps is weighted based on notional amounts.

The Company also purchased credit protection with a total notional amount of $31 million and a fair value of $1 million. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 5.5 years. The Company did not purchase any credit protection for the year ended December 31, 2010.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 16 — Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2011 and 2010, the Company accepted collateral consisting of cash of $1,446 million and $0, and various securities with a fair value of $5,591 million and $824 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2011 and 2010, the Company pledged collateral of $134 million and $690 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2011	2010

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,586	$7,719
Net amount at risk related to deposits	174	156
Average attained age of contract holders	52	51

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2011	2010

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$23,864	$25,630
Net amount at risk — net of reinsurance	174	140
Average attained age of contract holders	65	65

Return of net deposits plus a minimum return
In the event of death
Account value	$562	$702
Net amount at risk — net of reinsurance	332	318
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,558	$29,399
Net amount at risk — net of reinsurance	559	485
Average attained age of contract holders	65	65

Guaranteed Minimum Income Benefit
Account value	$5,102	$6,276
Net amount at risk — net of reinsurance	50	41
Average attained age of contract holders	64	64

Guaranteed Minimum Withdrawal Benefit
Account value	$36,581	$39,034
Net amount at risk	1,116	782
Average attained age of contract holders	65	64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2011	2010

	(in billions)
Type of Fund
Equity	$27	$30
Balanced	21	23
Bond	7	7
Money Market	2	2

Total	$57	$62

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2011	$225	$177	$507	$909
Incurred guarantee benefits	(66)	(75)	-	(141)
Other reserve changes	88	109	658	855

Balance at December 31, 2011	247	211	1,165	1,623
Reinsurance recoverable	(82)	(2,046)	(953)	(3,081)

Net balance at December 31, 2011	$165	$(1,835)	$212	$(1,458)

Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2011 and 2010:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

•

Annuity mortality for 2011 was based on the Ruark table (2010 was based on the 1994 MGDB table) multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC for GMWB and the reinsurers for GMIB.

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$8,349	$8,443
Policyholders’ funds	76	78
Policyholder dividends payable	180	184
Other closed block liabilities	636	604

Total closed block liabilities	9,241	9,309

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$2,918; 2010—$2,898)	3,250	3,094
Mortgage loans on real estate	579	643
Investment real estate	692	679
Policy loans	1,586	1,550
Other invested assets	4	2

Total investments	6,111	5,968

Cash borrowings and cash equivalents	(339)	(173)
Accrued investment income	102	104
Amounts due from and held for affiliates	1,885	1,830
Other closed block assets	574	643

Total assets designated to the closed block	8,333	8,372

Excess of closed block liabilities over assets designated to the closed block	908	937
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $265 and $199, respectively	492	370
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $82 and $64, respectively	(153)	(119)
Foreign currency translation adjustment	(70)	(79)

Total amounts included in accumulated other comprehensive income	269	172

Maximum future earnings to be recognized from closed block assets and liabilities	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$558	$597	$624
Net investment income	374	416	458
Net realized investment and other gains (losses)	24	96	(37)

Total revenues	956	1,109	1,045

Benefits and Expenses
Benefits to policyholders	668	713	734
Policyholder dividends	354	367	392
Amortization of deferred policy acquisition costs	14	(28)	(76)
Other closed block operating costs and expenses	29	28	25

Total benefits and expenses	1,065	1,080	1,075

Revenues, net of benefits and expenses before income taxes	(109)	29	(30)
Income tax (benefit) expense	(41)	11	(11)

Revenues, net of benefits and expenses and income taxes	$(68)	$18	$(19)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$1,109	$1,127
Revenues, net of benefits and expenses and income taxes	68	(18)

End of period	$1,177	$1,109

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2011	2010

	(in millions)
Liabilities
Future policy benefits	$10,654	$10,798
Policyholders’ funds	1,506	1,501
Policyholder dividends payable	367	401
Other closed block liabilities	409	116

Total closed block liabilities	12,936	12,816

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2011—$6,411; 2010—$6,530)	6,939	6,766
Equity securities:
Available-for-sale—at fair value (cost: 2011—$11; 2010—$9)	12	12
Mortgage loans on real estate	2,284	2,105
Policy loans	1,491	1,500
Other invested assets	104	121

Total investments	10,830	10,504

Cash borrowings, cash, and cash equivalents	(36)	(38)
Accrued investment income	133	141
Other closed block assets	88	92

Total assets designated to the closed block	11,015	10,699

Excess of closed block liabilities over assets designated to the closed block	1,921	2,117
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $194 and $98, respectively	358	183

Maximum future earnings to be recognized from closed block assets and liabilities	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2011	2010	2009

	(in millions)
Revenues
Premiums	$577	$621	$648
Net investment income	576	585	588
Net realized investment and other gains (losses)	73	18	(12)

Total revenues	1,226	1,224	1,224

Benefits and Expenses
Benefits to policyholders	729	733	761
Policyholder dividends	412	439	461
Other closed block operating costs and expenses	52	11	3

Total benefits and expenses	1,193	1,183	1,225

Revenues, net of benefits and expenses before income taxes	33	41	(1)
Income tax expense (benefit)	12	12	(2)

Revenues, net of benefits and expenses and income taxes	$21	$29	$1

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2011	2010

	(in millions)
Beginning of period	$2,300	$2,329
Revenues, net of benefits and expenses and income taxes	(21)	(29)

End of period	$2,279	$2,300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2011	2010

	(in millions)
Short-term debt:
Current maturities of long-term debt	$11	$7

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	487	489
Fixed rate notes payable, interest ranging from 5.8% to 13.84% due in varying amounts to 2017	106	149
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019	59	222
Fair value adjustments related to interest rate swaps (1)	(14)	(15)

	638	845
Less current maturities of long-term debt	(11)	(7)

Total long-term debt	$627	$838

Consumer notes:
Notes payable, interest ranging from 0.71% to 6.00% due in varying amounts to 2028	$819	$966

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. These swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2012—$11 million; 2013—$0 million; 2014—$28 million; 2015—$0 million; 2016—$58 million; and thereafter—$541 million.

Interest expense on debt, included in other operating costs and expenses, was $49 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively. Interest paid on debt was $52 million, $47 million, and $34 million in 2011, 2010, and 2009, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Commissioner.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2012—$110 million; 2013—$56 million; 2014—$234 million; 2015—$147 million; 2016—$66 million; and thereafter—$197 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $42 million, $48 million, and $47 million in 2011, 2010, and 2009, respectively. Interest paid amounted to $42 million, $48 million, and $50 million in 2011, 2010, and 2009, respectively.

Line of Credit

At December 31, 2011, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, the Company had no outstanding borrowings under the agreement.

At December 31, 2011, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2011. At December 31, 2011, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes

For the 2011 and 2010 tax years, the Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. Prior to the merger, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHFC. MHDLLC included JHUSA and JHFC included JHLICO and JHVLICO. John Hancock Life and Health Insurance Company (“JHLH”), a subsidiary of the Company, was included in the legacy JHFC consolidated return for 2009. In compliance with Life / Non-Life consolidated return regulations, JHLH must file a separate federal income tax return for a five-year period beginning in 2010.

(Loss) income before income taxes includes the following:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Domestic	$(1,216)	$(655)	$304

(Loss) income before income taxes	$(1,216)	$(655)	$304

The components of income taxes were as follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Current taxes:
Federal	$(233)	$(224)	$(39)
State	1	-	3

Total	(232)	(224)	(36)

Deferred taxes:
Federal	(126)	449	30
State	-	(3)	(1)

Total	(126)	446	29

Total income tax (benefit) expense	$(358)	$222	$(7)

A reconciliation of income taxes at the federal income tax rate to income tax (benefit) expense charged to operations follows:
	Years ended December 31,
	2011	2010	2009

	(in millions)
Tax at 35%	$(425)	$(229)	$106
Add (deduct):
Prior year taxes	27	47	14
Tax credits	(74)	(65)	(76)
Tax-exempt investment income	(130)	(119)	(76)
Lease income	1	(5)	63
Unrecognized tax benefits	67	34	(44)
Goodwill impairment	175	560	-
Other	1	(1)	6

Total income tax (benefit) expense	$(358)	$222	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2011	2010

	(in millions)
Deferred tax assets:
Policy reserves	$2,752	$1,309
Net operating loss carryforwards	666	725
Net capital loss carryforwards	-	106
Tax credits	700	732
Unearned revenue	702	907
Deferred compensation	61	48
Federal interest accrued	437	381
Policyholder dividends payable	156	135
Other	145	99

Total deferred tax assets	5,619	4,442

Deferred tax liabilities:
Unrealized investment gains on securities	2,225	653
Deferred policy acquisition costs	2,062	2,503
Intangible assets	1,042	1,134
Premiums receivable	37	56
Deferred sales inducements	89	124
Deferred gains	577	638
Securities and other investments	3,671	1,843
Other	130	256

Total deferred tax liabilities	9,833	7,207

Net deferred tax liabilities	$4,214	$2,765

At December 31, 2011, the Company had $1,903 million of net operating loss carryforwards which will expire between 2023 and 2025. At December 31, 2011, the Company had $700 million of tax credits, which consist of $580 million of general business credits, $95 million of foreign tax credits, and $25 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2031. The foreign tax credits begin to expire in tax year 2014 through tax year 2021. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

In 2011, the Company received income tax refunds of $181 million from affiliates under the terms of its inter-company tax-sharing agreement and income tax refunds of $20 million from the Internal Revenue Service (“IRS”). In 2010, the Company received income tax refunds of $60 million from affiliates under the inter-company tax sharing agreement and made income tax payments of $29 million to the IRS.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination with the IRS. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996. As described above, in 2010, the Company’s common parent, MHDLLC merged into JHFC resulting in a new consolidated group. The returns for the new combined group beginning in tax year 2010 have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2004 have been closed with the exception of an outstanding claim for refund; tax years 2004 through 2007 are in IRS appeals and tax years 2008 through 2009 are currently under examination by the IRS. The MHDLLC legacy group filed its final consolidated tax return in 2009. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2001. The IRS has issued statutory notices of deficiency relating to issues in these years. The Company filed a petition in U.S. Tax Court to contest and the trial was completed in 2011. These years will remain open until the Tax Court case is resolved. For tax years 2002 through 2006, the legacy JHFC group is currently in appeals. JHFC tax returns for all subsequent years have not yet been examined. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2011	2010

	(in millions)
Balance, beginning of year	$2,396	$2,161
Additions based on tax positions related to the current year	212	202
Additions for tax positions of prior years	10	177
Reductions for tax positions of prior years	(6)	(144)

Balance, end of year	$2,612	$2,396

Included in the balances as of December 31, 2011 and 2010, respectively, are $387 million and $338 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2011 and 2010, respectively, are $2,225 million and $2,058 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2004 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2011, 2010, and 2009, the Company recognized approximately $161 million, $166 million, and $224 million in interest expense, respectively. The Company had approximately $1,191 million and $1,030 million accrued for interest as of December 31, 2011 and 2010, respectively. Penalties were less than $1 million for each of the years ended December 31, 2011, 2010, and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,048 million and $144 million, respectively, at December 31, 2011. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2012, and the remainder expire by 2016.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $20 million, $24 million, and $26 million for the years ended December 31, 2011, 2010, and 2009, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2012	$ 43	$ 16
2013	39	17
2014	29	14
2015	15	3
2016	9	-
Thereafter	404	-

Total	$539	$ 50

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2011.

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2011 and 2010, the Company increased this provision by $0 million and $94 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after-tax exposure including interest would be an additional estimated $240 million at December 31, 2011.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2010	$198	$400	$9		$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808)	1,501	-	-		-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313)	(582)	-	-		-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23)	42	-	-		-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100)	(185)	-	-		-	(185)

Net unrealized investment gains	776	-	-		-	776
Foreign currency translation adjustment	-	-	(53)		-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1)	-	-	-		(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5)	-	-	-		9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1)	-	-	-		2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20)	-	(37)	-		-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69)	-	(129)	-		-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255)	-	-	-		473	473

Balance at December 31, 2010	$974	$234		$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

			(in millions)
Balance at January 1, 2011	$974	$234	$(44)	$4	$1,168
Gross unrealized investment gains (net of deferred income tax expense of $1,858)	3,451	-	-	-	3,451
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $415)	(771)	-	-	-	(771)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)	-	-	-	(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $440)	(818)	-	-	-	(818)

Net unrealized investment gains	1,203	-	-	-	1,203
Foreign currency translation adjustment	-	-	13	-	13
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)	-	1,777	-	-	1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $32)	-	(59)	-	-	(59)

Balance at December 31, 2011	$2,177	$1,952	$(31)	$4	$4,102

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2011	2010	2009

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$5,932	$1,861	$547
Equity securities	365	360	249
Other investments	33	(14)	(3)

Total (1)	6,330	2,207	793

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(1,911)	(653)	(368)
Policyholder liabilities	(1,070)	(56)	(121)
Deferred income taxes	(1,172)	(524)	(106)

Total	(4,153)	(1,233)	(595)

Net unrealized investment gains	$2,177	$974	$198

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The Company’s statutory net (loss) income for the years ended December 31, 2011, 2010, and 2009 was $(2,888) million (unaudited), $40 million, and $(76) million, respectively. The Company’s statutory capital and surplus as of December 31, 2011 and 2010 was $4,971 million (unaudited) and $5,101 million, respectively.

Under Michigan state insurance laws, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the lesser of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid no shareholder dividends for the years ended December 31, 2011 and 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the John Hancock Pension Plan, a qualified defined benefit plan, and the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan (collectively, “the Plans”), and the John Hancock Employee Welfare Plan (the “Welfare Plan”) as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

Prior to December 31, 2010, the Company sponsored the John Hancock Pension Plan that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010 and 2009 no contributions were made to the qualified plan.

Prior to December 31, 2010, the Company also sponsored the John Hancock Non-Qualified Pension Plan. an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for the John Hancock Non-Qualified Pension Plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million and $34 million in 2010 and 2009, respectively.

As of the transfer date, the assets and liabilities of the Plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Plans and will recognize its allocation from MIC of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. Prior to 2011, pension expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense (benefit) for the Plans was $41 million, $7 million and ($16) million in 2011, 2010 and 2009, respectively. The components of the $7 million in 2010 consisted of $32 million service cost, $124 million interest cost, ($161) million expected return on plan assets, ($3) million amortization of prior service cost and $15 million recognized actuarial loss. The components of the ($16) million in 2009 consisted of $30 million service cost, $128 million interest cost, ($175) million expected return on plan assets, ($3) million amortization of prior service cost and $4 million recognized actuarial loss. In 2010, benefits paid related to the qualified deferred benefit plan and the non-qualified plan were $175 million.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from MIC to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund the Welfare Plan in amounts at or below the annual tax qualified limits. The contribution to the Welfare Plan was $48 million and $54 million in 2010 and 2009, respectively.

As of the transfer date, the liabilities of the Welfare Plan became direct obligations of MIC, while JHUSA became a participating employer in the plan. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the Welfare Plan and will recognize its allocation from MIC of the benefits paid on behalf of plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data to calculate claim payments relating to participants in these plans. Prior to 2011, the Welfare Plan expense was the net periodic benefit cost incurred for these plans as determined by the plan actuary and consistent with actuarial practice for a plan sponsor. The expense for this plan was $46 million, $3 million, and $8 million in 2011, 2010 and 2009, respectively. The components of the $3 million in 2010 consisted of $1 million service cost, $28 million interest cost and ($26) million expected return on plan assets. The components of the $8 million in 2009 consisted of $1 million service cost, $33 million interest cost and ($26) million expected return on plan assets.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $6 million, $8 million, and $7 million in 2011, 2010, and 2009, respectively. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from MIC to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Expense for these plans is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for these defined contribution plans was $19 million, $18 million, and $19 million in 2011, 2010, and 2009, respectively.

Assumptions

Weighted-average assumptions used to determine the Company’s net periodic benefit cost for the years ended December 31, 2010 and 2009, when the Company was the sponsor, were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	5.50%	6.00%	5.50%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	7.75%	8.00%
Rate of compensation increase	4.35%	4.10%	N/A	N/A
Health care cost trend rate for the following year			8.50%	8.50%
Ultimate trend rate			5.00%	5.00%
Year ultimate rate reached			2028	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$67,266	$67,266	$60,470	$60,470
Held-for-trading	1,477	1,477	1,627	1,627
Equity securities:
Available-for-sale	439	439	458	458
Held-for-trading	97	97	130	130
Mortgage loans on real estate	13,974	15,335	13,343	14,301
Policy loans	5,220	5,220	5,050	5,050
Short-term investments	1,618	1,618	1,472	1,472
Cash and cash equivalents	3,296	3,296	2,772	2,772
Other invested assets (2)	368	368	179	179
Derivatives:
Interest rate swaps	11,580	11,580	2,721	2,721
Foreign currency swaps	346	346	210	210
Foreign currency forwards	4	4	33	33
Interest rate options	9	9	-	-
Equity market contracts	-	-	4	4
Credit default swaps	4	4	-	-
Embedded derivatives	2,924	2,924	1,506	1,506
Assets held in trust	2,463	2,463	2,298	2,298
Separate account assets	129,326	129,326	135,019	135,019

Total assets	$240,411	$241,772	$227,292	$228,250

Liabilities:
Consumer notes	$819	$837	$966	$983
Debt	638	677	845	839
Guaranteed investment contracts and funding agreements	577	577	1,833	1,850
Fixed-rate deferred and immediate annuities	9,415	9,307	9,491	9,463
Supplementary contracts without life contingencies	48	48	47	48
Derivatives:
Interest rate swaps	4,454	4,454	2,164	2,164
Foreign currency swaps	650	650	578	578
Foreign currency forwards	2	2	-	-
Equity market contracts	20	20	2	2
Credit default swaps	1	1	-	-
Embedded derivatives	3,853	3,853	1,807	1,807

Total liabilities	$20,477	$20,426	$17,733	$17,734

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Long-term debt at December 31, 2011 and 2010 includes variable and fixed rate notes related to consolidated variable interest entities.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments can be comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$43,331	$-	$39,183	$4,148
Commercial mortgage-backed securities	3,132	-	2,834	298
Residential mortgage-backed securities	370	-	9	361
Collateralized debt obligations	131	-	17	114
Other asset-backed securities	1,093	-	1,049	44
U.S. Treasury and agency securities	12,823	-	12,823	-
Obligations of states and political subdivisions	4,964	-	4,428	536
Debt securities issued by foreign governments	1,422	-	1,422	-

Total fixed maturities available-for-sale	67,266	-	61,765	5,501

Fixed maturities held-for-trading:
Corporate debt securities	1,037	-	985	52
Commercial mortgage-backed securities	183	-	172	11
Residential mortgage-backed securities	2	-	-	2
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	31	-	31	-
U.S. Treasury and agency securities	144	-	144	-
Obligations of states and political subdivisions	75	-	65	10
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,477	-	1,399	78

Equity securities available-for-sale	439	439	-	-
Equity securities held-for-trading	97	97	-	-
Short-term investments	1,618	-	1,618	-
Other invested assets (2)	368	-	-	368
Derivative assets (3):
Interest rate swaps	11,580	-	11,518	62
Foreign currency swaps	346	-	346	-
Foreign currency forwards	4	-	4	-
Interest rate options	9	-	-	9
Credit default swaps	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	10	-	10	-
Benefit guarantees	2,914	-	-	2,914
Assets held in trust (5)	2,463	786	1,605	72
Separate account assets (6)	129,326	124,896	2,311	2,119

Total assets at fair value	$217,921	$126,218	$80,576	$11,127

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$4,454	$-	$4,446	$8
Foreign currency swaps	650	-	612	38
Foreign currency forwards	2	-	2	-
Equity market contracts	20	-	-	20
Credit default swaps	1	-	-	1
Embedded derivatives (4):
Reinsurance contracts	2,686	-	2,686	-
Participating pension contracts	106	-	106	-
Benefit guarantees	1,061	-	-	1,061

Total liabilities at fair value	$8,980	$-	$7,852	$1,128

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

	December 31, 2010
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	-	1,141	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	-	1,569	58

Equity securities available-for-sale	458	458	-	-
Equity securities held-for-trading	130	130	-	-
Short-term investments	1,472	-	1,472	-
Other invested assets (2)	179	-	-	179
Derivative assets (3):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (4):
Reinsurance contracts	9	-	9	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (5)	2,298	913	1,324	61
Separate account assets (6)	135,019	130,884	2,092	2,043

Total assets at fair value	$206,127	$132,385	$65,005	$8,737

Liabilities:
Derivative liabilities (3):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (4):
Reinsurance contracts	1,253	-	1,253	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$4,551	$-	$4,041	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,959 million and $1,932 million at December 31, 2011 and 2010, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $4,078 million and $3,704 million at December 31, 2011 and 2010, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 6 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(6)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2011 and 2010 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at Jan 1, 2011	Earnings (1)	AOCI (2)	Purchases	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at Dec 31, 2011

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$(424)	$336	$ (150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	(14)	536	-

Total fixed maturities available-for-sale	4,826	(16)	291	959	(727)	352	(184)	5,501	-

Fixed maturities held-for-trading:
Corporate debt securities	36	14	-	23	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	10	1

Total fixed maturities held-for-trading	58	14	-	32	(7)	-	(19)	78	14
Other invested assets	179	18	-	62	(50)	159	-	368	22

Net derivatives	19	1	19	13	-	-	(44)	8	2
Net embedded derivatives	1,041	812 (4)	-	-	-	-	-	1,853	812
Assets held in trust	61	-	12	-	(1)	-	-	72	12
Separate account assets (5)	2,043	(15)	53	67	(29)	-	-	2,119	60

Total	$8,227	$814	$375	$1,133	$(814)	$511	$(247)	$9,999	$922

The Company had no issuances in 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:			Purchases, issuances, and settlements (net)	Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2010	Earnings (1)		AOCI (2)		Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10
Other invested assets	157	18		-	4	-	-	179	12

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	)(4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	(983)	2,043	10

Total	$8,374	$(71)		$419	$(3)	$1,207	$ (1,699)	$8,227	$31

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in AOCI on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as limited partnership interests and goodwill, which are reported at fair value only in the period in which impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. The Company recorded goodwill impairments of $500 million and $1,600 million during the years ended December 31, 2011 and 2010, respectively, and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2011, the Company’s remaining international insurance operations were transferred from the Corporate and Other Segment.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations. The income statement impact of goodwill impairment charges are recorded in this segment. In 2011, the Company’s remaining international insurance operations were transferred to the Insurance Segment.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 10 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,354	$2,168	$313	$8,835
Net investment income	2,832	1,823	334	4,989
Net realized investment and other gains	1,108	196	43	1,347

Revenues	$10,294	$4,187	$690	$15,171

Net income (loss)	$51	$(260)	$(649)	$(858)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$174	$45	$(2)	$217
Carrying value of investments accounted for under the equity method	2,620	1,066	314	4,000
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,727	1,347	2	3,076
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax benefit	(12)	(279)	(67)	(358)
Segment assets	$94,655	$154,267	$25,783	$274,705

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,662	$2,489	$454	$7,605
Net investment income	2,553	1,710	233	4,496
Net realized investment and other gains (losses)	321	(202)	159	278

Revenues	$7,536	$3,997	$846	$12,379

Net income (loss)	$123	$506	$(1,506)	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	-	-	1,600	1,600
Interest expense	-	-	47	47
Income tax expense	53	135	34	222
Segment assets	$82,228	$160,978	$21,900	$265,106

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,451	$2,377	$504	$7,332
Net investment income	2,190	1,624	437	4,251
Net realized investment and other losses	(684)	(1,103)	(9)	(1,796)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,957	$2,899	$931	$9,787

Net (loss) income	$(249)	$412	$148	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(162)	63	92	(7)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2011

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December 31, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (“the Account,”) comprised of the following sub-accounts,

500 Index Trust B Series NAV

500 Index Trust Series I

500 Index Trust Series II

500 Index Trust Series NAV

Active Bond Trust Series I

Active Bond Trust Series II

All Cap Core Trust Series I

All Cap Core Trust Series II

All Cap Value Trust Series I

All Cap Value Trust Series II

American Asset Allocation Trust Series I

American Asset Allocation Trust Series II

American Asset Allocation Trust Series III

American Blue-Chip Income & Growth Trust Series II

American Blue-Chip Income & Growth Trust Series III

American Global Growth Trust Series II

American Global Growth Trust Series III

American Global Small Capitalization Trust Series II

American Global Small Capitalization Trust Series III

American Growth Trust Series II

American Growth Trust Series III

American Growth-Income Trust Series I

American Growth-Income Trust Series II

American Growth-Income Trust Series III

American High-Income Bond Trust Series II

American High-Income Bond Trust Series III

American International Trust Series II

American International Trust Series III

American New World Trust Series II

American New World Trust Series III

Balanced Trust Series I

Basic Value Focus

Blue Chip Growth Trust Series I

Blue Chip Growth Trust Series II

Bond PS Series II

Bond Trust Series I

Bond Trust Series II

Capital Appreciation Trust Series I

Capital Appreciation Trust Series II

Capital Appreciation Value Trust Series II

Core Allocation Plus Trust Series I

Core Allocation Plus Trust Series II

Core Allocation Trust Series I

Core Allocation Trust Series II

Core Allocation Trust Series NAV

Core Balanced Trust Series I

Core Balanced Trust Series II

Core Balanced Trust Series NAV

Core Balanced Strategy Trust Series NAV

Core Bond Trust Series II

Core Disciplined Diversification Trust Series II

Core Fundamental Holdings Trust Series II

Core Fundamental Holdings Trust Series III

Core Global Diversification Trust Series I

Core Global Diversification Trust Series II

Core Global Diversification Trust Series III

Core Strategy Trust Series II

Core Strategy Trust Series NAV

Disciplined Diversification Trust Series II

DWS Equity 500 Index

Equity-Income Trust Series I

Equity-Income Trust Series II

Financial Services Trust Series I

Financial Services Trust Series II

Founding Allocation Trust Series I

Founding Allocation Trust Series II

Fundamental All Cap Core Trust Series II

(Formerly, Optimized All Cap Trust Series II)

Fundamental Holdings Trust Series II

(Formerly, American Fundamental Holdings Trust Series II)

Fundamental Holdings Trust Series III

(Formerly, American Fundamental Holdings Trust Series III)

Fundamental Large Cap Value Trust Series II

(Formerly, Optimized Value Trust Series II)

Fundamental Value Trust Series I

Fundamental Value Trust Series II

Global Allocation

Global Bond Trust Series I

Global Bond Trust Series II

Global Diversification Trust Series II

(Formerly, American Global Diversification Trust Series II)

1

Global Trust Series I	Real Estate Securities Trust Series I
Global Trust Series II	Real Estate Securities Trust Series II
Health Sciences Trust Series I	Real Return Bond Trust Series II
Health Sciences Trust Series II	Science & Technology Trust Series I
High Yield Trust Series I	Science & Technology Trust Series II
High Yield Trust Series II	Short Term Government Income Trust Series I
International Core Trust Series I	Short Term Government Income Trust Series II
International Core Trust Series II	Small Cap Growth Trust Series I
International Equity Index Trust A Series I	Small Cap Growth Trust Series II
International Equity Index Trust A Series II	Small Cap Index Trust Series I
International Equity Index Trust B Series NAV	Small Cap Index Trust Series II
International Opportunities Trust Series II	Small Cap Opportunities Trust Series I
International Small Company Trust Series I	Small Cap Opportunities Trust Series II
International Small Company Trust Series II	Small Cap Value Trust Series I
International Value Trust Series I	Small Cap Value Trust Series II
International Value Trust Series II	Small Company Value Trust Series I
Investment Quality Bond Trust Series I	Small Company Value Trust Series II
Investment Quality Bond Trust Series II	Smaller Company Growth Trust Series I
Large Cap Trust Series I	Smaller Company Growth Trust Series II
Large Cap Trust Series II	Strategic Income Opportunities Trust Series I
Lifestyle Aggressive Trust Series I	Strategic Income Opportunities Trust Series II
Lifestyle Aggressive Trust Series II	Total Bond Market Trust A Series II
Lifestyle Balanced Trust Series I	Total Bond Market Trust A Series NAV
Lifestyle Balanced Trust Series II	Total Return Trust Series I
Lifestyle Balanced Trust Series NAV	Total Return Trust Series II
Lifestyle Balanced PS Series II	Total Stock Market Index Trust Series I
Lifestyle Conservative Trust Series I	Total Stock Market Index Trust Series II
Lifestyle Conservative Trust Series II	Ultra Short Term Bond Trust Series I
Lifestyle Conservative PS Series II	Ultra Short Term Bond Trust Series II
Lifestyle Growth Trust Series I	Utilities Trust Series I
Lifestyle Growth Trust Series II	Utilities Trust Series II
Lifestyle Growth Trust Series NAV	Value Opportunities
Lifestyle Growth PS Series II	Value Trust Series I
Lifestyle Moderate Trust Series I	Value Trust Series II
Lifestyle Moderate Trust Series II
Lifestyle Moderate PS Series II
Mid Cap Index Trust Series I
Mid Cap Index Trust Series II
Mid Cap Stock Trust Series I
Mid Cap Stock Trust Series II
Mid Value Trust Series I
Mid Value Trust Series II
Money Market Trust Series I
Money Market Trust Series II
Money Market Trust B Series NAV
Mutual Shares Trust Series I
Natural Resources Trust Series II
PIMCO All Asset

2

as of December 31, 2011, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the American Bond Trust Series II, American Bond Trust Series III, High Income Trust Series II, Large Cap Value Trust Series I, and Large Cap Value Trust Series II sub-accounts for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2011, and the results of their operations and the changes in their contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2012

3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	500 Index Trust B Series NAV	500 Index Trust Series I	500 Index Trust Series II	500 Index Trust Series NAV	Active Bond Trust Series I	Active Bond Trust Series II
Total Assets
Investments at fair value	$44,281,011	$43,081,469	$40,653,069	$162,262,341	$52,724,444	$258,088,199

Net Assets
Contracts in accumulation	$44,276,325	$43,047,087	$40,653,069	$162,262,341	$52,617,956	$258,076,159
Contracts in payout (annuitization)	4,686	34,382	—	—	106,488	12,040

Total net assets	$44,281,011	$43,081,469	$40,653,069	$162,262,341	$52,724,444	$258,088,199

Units outstanding	4,146,994	3,979,638	2,896,328	9,175,534	3,127,533	15,698,327
Unit value	$10.68	$10.83	$14.04	$17.68	$16.86	$16.44

Shares	2,818,651	3,923,631	3,716,003	14,996,520	5,424,325	26,497,762
Cost	$48,675,222	$39,922,127	$38,706,844	$150,395,432	$51,110,130	$248,959,492

See accompanying notes.

4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	All Cap Core Trust Series I	All Cap Core Trust Series II	All Cap Value Trust Series I	All Cap Value Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II
Total Assets
Investments at fair value	$40,581,446	$6,662,130	$22,185,319	$24,272,869	$133,210,095	$1,178,706,303

Net Assets
Contracts in accumulation	$40,530,650	$6,662,130	$22,185,319	$24,272,869	$133,069,650	$1,178,706,303
Contracts in payout (annuitization)	50,796	—	—	—	140,445	—

Total net assets	$40,581,446	$6,662,130	$22,185,319	$24,272,869	$133,210,095	$1,178,706,303

Units outstanding	2,644,244	434,468	1,367,033	1,399,829	11,511,602	102,406,703
Unit value	$15.35	$15.33	$16.23	$17.34	$11.57	$11.51

Shares	2,468,458	405,980	2,783,603	3,049,355	12,176,426	107,644,411
Cost	$37,339,100	$7,441,497	$20,330,009	$22,873,706	$105,823,065	$1,054,439,510

See accompanying notes.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Asset Allocation Trust Series III	American Blue- Chip Income & Growth Trust Series II	American Blue- Chip Income & Growth Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Global Small Capitalization Trust Series II
Total Assets
Investments at fair value	$145,762,661	$60,532,985	$164,387,498	$146,410,023	$3,433,310	$49,914,083

Net Assets
Contracts in accumulation	$145,762,661	$60,449,187	$164,387,498	$146,410,023	$3,433,310	$49,898,660
Contracts in payout (annuitization)	—	83,798	—	—	—	15,423

Total net assets	$145,762,661	$60,532,985	$164,387,498	$146,410,023	$3,433,310	$49,914,083

Units outstanding	11,486,212	3,673,748	13,985,211	13,480,728	292,500	5,414,617
Unit value	$12.69	$16.48	$11.75	$10.86	$11.74	$9.22

Shares	13,336,017	5,478,098	14,903,672	14,510,409	340,606	6,200,507
Cost	$116,034,957	$69,330,471	$140,519,154	$153,911,504	$3,234,103	$49,662,061

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American Global Small Capitalization Trust Series III	American Growth Trust Series II	American Growth Trust Series III	American Growth Income Trust Series I	American Growth Income Trust Series II	American Growth Income Trust Series III
Total Assets
Investments at fair value	$32,465,904	$813,415,363	$97,873,547	$120,909,326	$673,246,430	$75,720,484

Net Assets
Contracts in accumulation	$32,465,904	$813,307,666	$97,873,547	$120,701,729	$673,143,278	$75,720,484
Contracts in payout (annuitization)	—	107,697	—	207,597	103,152	—

Total net assets	$32,465,904	$813,415,363	$97,873,547	$120,909,326	$673,246,430	$75,720,484

Units outstanding	3,240,419	47,556,271	8,502,944	7,268,702	43,876,667	6,504,662
Unit value	$10.02	$17.10	$11.51	$16.63	$15.34	$11.64

Shares	4,033,032	54,849,317	6,608,612	8,396,481	46,818,250	5,269,345
Cost	$28,498,297	$838,131,307	$83,060,038	$93,801,796	$734,834,213	$61,920,415

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	American High- Income Bond Trust Series II	American High- Income Bond Trust Series III	American International Trust Series II	American International Trust Series III	American New World Trust Series II	American New World Trust Series III
Total Assets
Investments at fair value	$48,383,098	$41,313,646	$510,239,917	$44,827,091	$60,330,124	$2,628,266

Net Assets
Contracts in accumulation	$48,383,098	$41,313,646	$510,201,924	$44,827,091	$60,326,172	$2,628,266
Contracts in payout (annuitization)	—	—	37,993	—	3,952	—

Total net assets	$48,383,098	$41,313,646	$510,239,917	$44,827,091	$60,330,124	$2,628,266

Units outstanding	3,542,459	2,674,567	26,581,614	4,311,666	5,023,539	228,234
Unit value	$13.66	$15.45	$19.20	$10.40	$12.01	$11.52

Shares	4,711,110	4,030,600	37,054,460	3,267,281	5,196,393	226,966
Cost	$49,380,461	$42,736,314	$608,369,610	$49,267,859	$62,562,863	$2,633,220

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Balanced Trust Series I	Basic Value Focus	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond PS Series II	Bond Trust Series I
Total Assets
Investments at fair value	$747,833	$6,462,203	$215,783,472	$106,721,714	$2,231,814	$227,155,555

Net Assets
Contracts in accumulation	$747,833	$6,462,203	$215,367,317	$106,721,714	$2,231,814	$227,155,555
Contracts in payout (annuitization)	—	—	416,155	—	—	—

Total net assets	$747,833	$6,462,203	$215,783,472	$106,721,714	$2,231,814	$227,155,555

Units outstanding	45,325	281,077	10,364,865	7,061,184	176,037	18,060,579
Unit value	$16.50	$22.99	$20.82	$15.11	$12.68	$12.58

Shares	46,191	566,860	10,505,524	5,231,457	176,289	16,678,088
Cost	$727,229	$7,741,402	$172,430,740	$95,220,786	$2,253,368	$230,963,225

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Allocation Plus Trust Series I	Core Allocation Plus Trust Series II
Total Assets
Investments at fair value	$559,346,869	$140,336,198	$63,258,437	$280,113,496	$19,936,750	$133,053,981

Net Assets
Contracts in accumulation	$559,346,869	$139,965,561	$63,258,437	$280,113,496	$19,936,750	$133,053,981
Contracts in payout (annuitization)	—	370,637	—	—	—	—

Total net assets	$559,346,869	$140,336,198	$63,258,437	$280,113,496	$19,936,750	$133,053,981

Units outstanding	44,532,446	14,254,891	4,312,243	21,274,575	1,680,216	11,823,666
Unit value	$12.56	$9.84	$14.67	$13.17	$11.87	$11.25

Shares	41,007,835	14,118,330	6,435,243	24,378,894	2,011,781	13,412,700
Cost	$568,014,897	$127,929,080	$56,171,432	$233,886,127	$18,358,632	$118,000,233

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Allocation Trust Series I	Core Allocation Trust Series II	Core Allocation Trust Series NAV	Core Balanced Trust Series I	Core Balanced Trust Series II	Core Balanced Trust Series NAV
Total Assets
Investments at fair value	$12,485,869	$93,838,186	$23,901	$27,591,874	$171,901,963	$341,227

Net Assets
Contracts in accumulation	$12,485,869	$93,838,186	$23,901	$27,591,874	$171,901,963	$341,227
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$12,485,869	$93,838,186	$23,901	$27,591,874	$171,901,963	$341,227

Units outstanding	786,069	5,908,167	1,731	1,677,971	10,420,875	24,047
Unit value	$15.88	$15.88	$13.81	$16.44	$16.50	$14.19

Shares	832,947	6,260,052	1,596	1,702,151	10,598,148	21,050
Cost	$12,866,799	$98,004,285	$25,809	$27,037,233	$168,588,302	$354,339

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Balanced Strategy Trust Series NAV	Core Bond Trust Series II	Core Disciplined Diversification Trust Series II	Core Fundamental Holdings Trust Series II	Core Fundamental Holdings Trust Series III	Core Global Diversification Trust Series I
Total Assets
Investments at fair value	$3,447,571	$12,491,541	$175,397,592	$234,882,908	$22,757,038	$140,118

Net Assets
Contracts in accumulation	$3,447,571	$12,491,541	$175,397,592	$234,882,908	$22,757,038	$140,118
Contracts in payout (annuitization)	—	—	—	—	—

Total net assets	$3,447,571	$12,491,541	$175,397,592	$234,882,908	$22,757,038	$140,118

Units outstanding	229,680	765,849	10,675,059	14,894,848	1,440,730	10,314
Unit value	$15.01	$16.31	$16.43	$15.77	$15.80	$13.58

Shares	239,249	903,874	10,873,998	15,143,966	1,468,196	9,347
Cost	$3,297,569	$12,629,112	$177,674,370	$228,726,841	$22,185,281	$152,470

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Core Global Diversification Trust Series II	Core Global Diversification Trust Series III	Core Strategy Trust Series II	Core Strategy Trust Series NAV	Disciplined Diversification Trust Series II	DWS Equity 500 Index
Total Assets
Investments at fair value	$265,930,096	$17,526,360	$598,757,634	$6,412,236	$198,300,614	$13,837,208

Net Assets
Contracts in accumulation	$265,930,096	$17,526,360	$598,748,673	$6,412,236	$198,300,614	$13,830,752
Contracts in payout (annuitization)	—	—	8,961	—	—	6,456

Total net assets	$265,930,096	$17,526,360	$598,757,634	$6,412,236	$198,300,614	$13,837,208

Units outstanding	17,280,824	1,137,857	44,896,481	408,019	16,151,400	710,117
Unit value	$15.39	$15.40	$13.34	$15.72	$12.28	$19.49

Shares	17,728,673	1,169,984	48,131,643	517,116	16,876,648	1,049,864
Cost	$276,733,413	$18,178,967	$549,659,473	$5,909,168	$153,816,961	$13,485,712

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Equity-Income Trust Series I	Equity-Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II	Founding Allocation Trust Series I	Founding Allocation Trust Series II
Total Assets
Investments at fair value	$230,737,403	$149,902,087	$10,688,713	$19,379,635	$43,410,955	$1,072,795,234

Net Assets
Contracts in accumulation	$230,189,352	$149,901,984	$10,688,713	$19,364,875	$43,410,955	$1,072,795,234
Contracts in payout (annuitization)	548,051	103	—	14,760	—	—

Total net assets	$230,737,403	$149,902,087	$10,688,713	$19,379,635	$43,410,955	$1,072,795,234

Units outstanding	8,654,302	10,066,027	890,859	1,537,314	3,582,202	103,682,609
Unit value	$26.66	$14.89	$12.00	$12.61	$12.12	$10.35

Shares	17,091,659	11,128,588	1,016,037	1,849,202	4,564,769	112,688,575
Cost	$260,762,900	$152,463,283	$10,195,871	$17,764,916	$36,531,039	$1,196,329,339

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Fundamental All Cap Core Trust Series II (a)	Fundamental Holdings Trust Series II (b)	Fundamental Holdings Trust Series III (c)	Fundamental Large Cap Value Trust Series II (d)	Fundamental Value Trust Series I	Fundamental Value Trust Series II
Total Assets
Investments at fair value	$53,547,798	$918,854,680	$59,987,095	$10,772,023	$272,913,215	$240,692,376

Net Assets
Contracts in accumulation	$53,547,798	$918,854,680	$59,987,095	$10,766,926	$272,375,296	$240,692,255
Contracts in payout (annuitization)	—	—	—	5,097	537,919	121

Total net assets	$53,547,798	$918,854,680	$59,987,095	$10,772,023	$272,913,215	$240,692,376

Units outstanding	3,148,239	81,569,528	4,845,753	790,639	19,834,197	16,833,144
Unit value	$17.01	$11.26	$12.38	$13.62	$13.76	$14.30

Shares	4,294,130	91,156,218	5,957,010	1,079,361	19,993,642	17,659,015
Cost	$65,620,481	$800,899,254	$49,598,088	$13,352,969	$212,699,489	$234,771,868

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Global Allocation	Global Bond Trust Series I	Global Bond Trust Series II	Global Diversification Trust Series II (e)	Global Trust Series I	Global Trust Series II
Total Assets
Investments at fair value	$815,817	$66,430,442	$158,254,012	$694,417,742	$129,703,544	$24,513,020

Net Assets
Contracts in accumulation	$815,817	$66,388,413	$158,213,350	$694,417,742	$129,566,107	$24,446,048
Contracts in payout (annuitization)	—	42,029	40,662	—	137,437	66,972

Total net assets	$815,817	$66,430,442	$158,254,012	$694,417,742	$129,703,544	$24,513,020

Units outstanding	52,261	2,267,826	7,392,527	62,998,496	7,964,742	1,747,057
Unit value	$15.61	$29.29	$21.41	$11.02	$16.28	$14.03

Shares	54,937	5,021,198	12,043,684	72,561,937	9,744,819	1,847,251
Cost	$708,769	$63,986,820	$147,271,829	$659,730,894	$127,834,805	$30,564,955

(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II	International Core Trust Series I	International Core Trust Series II
Total Assets
Investments at fair value	$36,661,314	$50,177,591	$53,476,814	$74,295,321	$26,506,678	$20,647,111

Net Assets
Contracts in accumulation	$36,643,960	$50,177,402	$53,347,444	$74,234,209	$26,428,622	$20,626,213
Contracts in payout (annuitization)	17,354	189	129,370	61,112	78,056	20,898

Total net assets	$36,661,314	$50,177,591	$53,476,814	$74,295,321	$26,506,678	$20,647,111

Units outstanding	1,641,542	2,174,751	2,754,223	3,821,562	2,030,200	1,465,696
Unit value	$22.33	$23.07	$19.42	$19.44	$13.06	$14.09

Shares	2,159,088	3,022,746	9,794,288	13,410,708	3,082,172	2,381,443
Cost	$30,670,131	$40,912,925	$61,779,911	$83,253,156	$34,202,382	$24,866,138

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Equity Index Trust A Series I	International Equity Index Trust A Series II	International Equity Index Trust B Series NAV	International Opportunities Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$21,371,853	$25,979,554	$18,585,904	$23,510,931	$30,513,668	$21,346,667

Net Assets
Contracts in accumulation	$21,337,613	$25,979,554	$18,570,660	$23,510,931	$30,502,322	$21,346,667
Contracts in payout (annuitization)	34,240	—	15,244	—	11,346	—

Total net assets	$21,371,853	$25,979,554	$18,585,904	$23,510,931	$30,513,668	$21,346,667

Units outstanding	1,315,181	1,659,110	2,029,313	1,850,109	2,491,631	1,754,705
Unit value	$16.25	$15.66	$9.16	$12.71	$12.25	$12.17

Shares	2,395,948	2,909,244	1,411,230	2,237,006	3,535,767	2,473,542
Cost	$28,934,983	$34,500,821	$24,843,308	$25,357,751	$32,246,823	$23,039,526

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Large Cap Trust Series I	Large Cap Trust Series II
Total Assets
Investments at fair value	$87,970,288	$89,100,478	$191,212,823	$116,852,689	$102,934,732	$8,074,486

Net Assets
Contracts in accumulation	$87,857,070	$89,061,592	$190,857,014	$116,852,689	$102,749,006	$8,074,361
Contracts in payout (annuitization)	113,218	38,886	355,809	—	185,726	125

Total net assets	$87,970,288	$89,100,478	$191,212,823	$116,852,689	$102,934,732	$8,074,486

Units outstanding	5,832,631	5,396,627	10,391,724	6,440,389	7,956,318	638,772
Unit value	$15.08	$16.51	$18.40	$18.14	$12.94	$12.64

Shares	8,582,467	8,701,219	16,329,020	9,970,366	8,628,226	678,528
Cost	$120,540,732	$116,340,008	$183,954,898	$112,594,382	$129,664,804	$8,887,136

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II	Lifestyle Balanced Trust Series NAV	Lifestyle Balanced PS Series II
Total Assets
Investments at fair value	$84,680,761	$154,321,368	$667,591,079	$8,941,847,695	$70,082	$67,246,967

Net Assets
Contracts in accumulation	$84,680,734	$154,321,368	$667,445,243	$8,941,482,355	$70,082	$67,246,967
Contracts in payout (annuitization)	27	—	145,836	365,340	—	—

Total net assets	$84,680,761	$154,321,368	$667,591,079	$8,941,847,695	$70,082	$67,246,967

Units outstanding	5,509,887	10,061,001	40,214,740	560,278,678	5,040	5,516,463
Unit value	$15.37	$15.34	$16.60	$15.96	$13.90	$12.19

Shares	11,054,930	20,199,132	58,509,297	787,134,480	6,131	5,698,896
Cost	$95,050,182	$175,853,591	$663,730,308	$9,462,984,696	$73,236	$67,198,183

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II	Lifestyle Growth Trust Series NAV
Total Assets
Investments at fair value	$213,262,793	$2,309,441,215	$27,159,953	$565,280,516	$11,115,622,548	$150,054

Net Assets
Contracts in accumulation	$213,133,160	$2,309,441,215	$27,159,953	$564,514,459	$11,115,497,002	$150,054
Contracts in payout (annuitization)	129,633	—	—	766,057	125,546	—

Total net assets	$213,262,793	$2,309,441,215	$27,159,953	$565,280,516	$11,115,622,548	$150,054

Units outstanding	11,272,969	136,960,732	2,167,186	37,272,775	737,881,259	10,695
Unit value	$18.92	$16.86	$12.53	$15.17	$15.06	$14.03

Shares	16,979,522	184,755,297	2,197,407	51,765,615	1,019,781,885	13,729
Cost	$206,526,606	$2,147,176,683	$27,262,017	$575,513,970	$12,402,496,731	$162,730

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$86,636,774	$250,835,216	$2,801,217,563	$33,823,751	$32,479,603	$67,845,607

Net Assets:
Contracts in accumulation	$86,636,774	$249,216,056	$2,801,216,021	$33,823,751	$32,467,384	$67,838,278
Contracts in payout (annuitization)	—	1,619,160	1,542	—	12,219	7,329

Total net assets	$86,636,774	$250,835,216	$2,801,217,563	$33,823,751	$32,479,603	$67,845,607

Units outstanding	7,240,860	14,026,873	172,998,261	2,737,258	1,598,357	3,634,321
Unit value	$11.96	$17.88	$16.19	$12.36	$20.32	$18.67

Shares	7,573,145	21,185,407	237,592,669	2,809,281	1,939,081	4,060,180
Cost	$86,301,144	$240,608,507	$2,707,139,865	$33,768,316	$29,464,574	$62,823,621

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$146,328,413	$91,648,849	$62,544,716	$72,764,976	$172,108,862	$862,727,818

Net Assets:
Contracts in accumulation	$146,282,563	$91,648,692	$62,475,836	$72,764,976	$171,940,527	$862,490,068
Contracts in payout (annuitization)	45,850	157	68,880	—	168,335	237,750

Total net assets	$146,328,413	$91,648,849	$62,544,716	$72,764,976	$172,108,862	$862,727,818

Units outstanding	10,034,053	4,954,305	3,837,466	4,560,322	11,390,735	69,705,609
Unit value	$14.58	$18.50	$16.30	$15.96	$15.11	$12.38

Shares	11,405,176	7,308,520	5,962,318	6,929,998	172,108,862	862,727,818
Cost	$154,964,329	$92,312,465	$46,690,480	$54,187,966	$172,108,862	$862,727,818

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Money Market Trust B Series NAV	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$26,096,103	$188,918,007	$112,991,152	$30,376,268	$48,038,719	$65,290,676

Net Assets:
Contracts in accumulation	$26,096,103	$188,918,007	$112,870,367	$30,376,268	$47,916,528	$65,273,278
Contracts in payout (annuitization)	—	—	120,785	—	122,191	17,398

Total net assets	$26,096,103	$188,918,007	$112,991,152	$30,376,268	$48,038,719	$65,290,676

Units outstanding	2,115,716	16,468,800	3,724,461	1,756,050	1,503,572	2,548,635
Unit value	$12.33	$11.47	$30.34	$17.30	$31.95	$25.62

Shares	26,096,103	19,576,996	11,287,827	2,887,478	3,918,329	5,316,830
Cost	$26,096,103	$160,813,673	$110,710,998	$31,582,037	$39,110,618	$50,834,994

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$70,205,378	$84,727,993	$40,401,799	$66,861,476	$68,362,543	$424,924

Net Assets:
Contracts in accumulation	$70,185,516	$84,632,916	$40,401,395	$66,732,308	$68,308,985	$424,924
Contracts in payout (annuitization)	19,862	95,077	404	129,168	53,558	—

Total net assets	$70,205,378	$84,727,993	$40,401,799	$66,861,476	$68,362,543	$424,924

Units outstanding	3,908,706	6,739,121	2,616,253	5,231,293	5,380,775	34,417
Unit value	$17.96	$12.57	$15.44	$12.78	$12.70	$12.35

Shares	5,684,646	5,431,282	2,632,039	5,171,035	5,283,040	46,288
Cost	$68,285,484	$67,518,733	$36,357,752	$66,932,807	$68,656,954	$447,845

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I
Total Assets
Investments at fair value	$29,742,857	$14,214,204	$52,725,591	$24,199,516	$27,349,378	$540,996

Net Assets:
Contracts in accumulation	$29,742,857	$14,208,127	$52,706,035	$24,193,890	$27,349,378	$540,996
Contracts in payout (annuitization)	—	6,077	19,556	5,626	—	—

Total net assets	$29,742,857	$14,214,204	$52,725,591	$24,199,516	$27,349,378	$540,996

Units outstanding	1,815,256	866,839	3,111,625	1,177,261	1,417,597	34,772
Unit value	$16.38	$16.40	$16.94	$20.56	$19.29	$15.56

Shares	3,293,783	1,080,928	4,018,719	1,277,694	1,456,304	28,579
Cost	$31,126,050	$13,708,467	$55,659,760	$22,129,354	$25,163,387	$484,630

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Smaller Company Growth Trust Series I	Smaller Company Growth Trust Series II	Strategic Income Opportunities Trust Series I
Total Assets
Investments at fair value	$42,338,820	$61,600,571	$66,733,706	$28,212,232	$17,932,818	$60,231,881

Net Assets:
Contracts in accumulation	$42,335,221	$61,492,771	$66,733,706	$28,191,971	$17,932,818	$60,139,109
Contracts in payout (annuitization)	3,599	107,800	—	20,261	—	92,772

Total net assets	$42,338,820	$61,600,571	$66,733,706	$28,212,232	$17,932,818	$60,231,881

Units outstanding	2,404,445	2,555,362	3,365,332	1,905,008	1,220,551	3,257,094
Unit value	$17.61	$24.11	$19.83	$14.81	$14.69	$18.49

Shares	2,241,335	3,664,519	4,005,625	1,726,575	1,102,202	4,724,069
Cost	$35,879,101	$58,372,533	$62,497,437	$24,063,141	$15,803,494	$68,586,620

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Strategic Income Opportunities Trust Series II	Total Bond Market Trust A Series II	Total Bond Market Trust A Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I
Total Assets
Investments at fair value	$64,717,591	$123,394,326	$121,073,925	$189,221,280	$261,574,673	$11,170,298

Net Assets:
Contracts in accumulation	$64,717,591	$123,394,326	$121,073,925	$189,062,569	$261,431,177	$11,113,337
Contracts in payout (annuitization)	—	—	—	158,711	143,496	56,961

Total net assets	$64,717,591	$123,394,326	$121,073,925	$189,221,280	$261,574,673	$11,170,298

Units outstanding	3,621,316	8,743,114	8,368,879	8,767,112	14,095,275	939,942
Unit value	$17.87	$14.11	$14.47	$21.58	$18.56	$11.88

Shares	5,063,974	8,622,944	8,466,708	13,701,758	18,954,686	963,787
Cost	$73,470,660	$125,062,081	$118,874,738	$191,444,131	$269,235,152	$10,869,530

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities
Total Assets
Investments at fair value	$33,255,972	$3,160,339	$125,370,120	$20,484,058	$25,252,541	$3,696,319

Net Assets:
Contracts in accumulation	$33,198,843	$3,160,339	$125,370,120	$20,442,047	$25,252,541	$3,696,319
Contracts in payout (annuitization)	57,129	—	—	42,011	—	—

Total net assets	$33,255,972	$3,160,339	$125,370,120	$20,484,058	$25,252,541	$3,696,319

Units outstanding	2,152,454	255,222	10,257,684	987,339	819,333	111,299
Unit value	$15.45	$12.38	$12.22	$20.75	$30.82	$33.21

Shares	2,874,328	259,044	10,276,239	1,718,461	2,132,816	215,780
Cost	$34,565,579	$3,205,710	$126,987,563	$19,005,202	$23,983,892	$3,978,845

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011

	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$88,763,544	$26,357,646

Net Assets:
Contracts in accumulation	$88,549,466	$26,357,646
Contracts in payout (annuitization)	214,078	—

Total net assets	$88,763,544	$26,357,646

Units outstanding	4,432,785	1,383,853
Unit value	$20.02	$19.05

Shares	5,353,652	1,593,570
Cost	$79,669,162	$22,206,251

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust B Series NAV		500 Index Trust Series I		500 Index Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$816,025	$838,831	$676,815	$712,647	$551,168	$520,250
Expenses:
Mortality and expense risk and administrative charges	(740,169)	(760,459)	(753,898)	(778,909)	(698,972)	(718,132)

Net investment income (loss)	75,856	78,372	(77,083)	(66,262)	(147,804)	(197,882)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	112,524	—	100,509	—
Net realized gain (loss)	(1,615,029)	(2,599,082)	(180)	(622,386)	735,692	(34,566)

Realized gains (losses)	(1,615,029)	(2,599,082)	112,344	(622,386)	836,201	(34,566)

Unrealized appreciation (depreciation) during the period	1,783,673	8,516,018	242,975	6,898,924	(633,468)	5,442,075

Net increase (decrease) in contract owners’ equity from operations	244,500	5,995,308	278,236	6,210,276	54,929	5,209,627

Changes from principal transactions:
Purchase payments	249,498	239,256	84,377	358,643	166,473	121,729
Transfers between sub-accounts and the company	(1,411,004)	(2,081,827)	(9,392,573)	4,795,947	(141,763)	(1,296,032)
Withdrawals	(4,997,612)	(4,249,603)	(5,970,773)	(5,465,486)	(5,220,298)	(3,779,084)
Annual contract fee	(262,905)	(288,659)	(180,880)	(192,529)	(182,052)	(205,816)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,422,023)	(6,380,833)	(15,459,849)	(503,425)	(5,377,640)	(5,159,203)

Total increase (decrease) in contract owners’ equity	(6,177,523)	(385,525)	(15,181,613)	5,706,851	(5,322,711)	50,424
Contract owners’ equity at beginning of period	50,458,534	50,844,059	58,263,082	52,556,231	45,975,780	45,925,356

Contract owners’ equity at end of period	$44,281,011	$50,458,534	$43,081,469	$58,263,082	$40,653,069	$45,975,780

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,739,633	5,401,407	5,409,423	5,498,354	3,263,175	3,663,218
Units issued	166,163	93,957	484,053	851,694	471,449	143,192
Units redeemed	758,802	755,731	1,913,838	940,625	838,296	543,235

Units, end of period	4,146,994	4,739,633	3,979,638	5,409,423	2,896,328	3,263,175

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Trust Series NAV		Active Bond Trust Series I		Active Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,638,950	$1,656,401	$2,911,220	$4,535,404	$13,425,048	$21,507,470
Expenses:
Mortality and expense risk and administrative charges	(1,283,622)	(739,998)	(848,312)	(945,422)	(4,711,953)	(5,056,034)

Net investment income (loss)	1,355,328	916,403	2,062,908	3,589,982	8,713,095	16,451,436

Realized gains (losses) on investments:
Capital gain distributions received	365,306	—	—	—	—	—
Net realized gain (loss)	2,637,843	2,156,905	856,627	382,045	3,600,357	1,185,687

Realized gains (losses)	3,003,149	2,156,905	856,627	382,045	3,600,357	1,185,687

Unrealized appreciation (depreciation) during the period	(2,907,125)	10,869,867	(417,179)	3,422,104	(290,331)	17,181,260

Net increase (decrease) in contract owners’ equity from operations	1,451,352	13,943,175	2,502,356	7,394,131	12,023,121	34,818,383

Changes from principal transactions:
Purchase payments	14,447,302	30,990,275	154,995	99,144	1,045,616	1,233,293
Transfers between sub-accounts and the company	33,448,722	30,778,523	(2,222,273)	(2,985,315)	(25,879,031)	(5,292,300)
Withdrawals	(5,371,327)	(2,349,485)	(8,611,150)	(10,037,023)	(43,400,407)	(32,022,618)
Annual contract fee	(1,603,776)	(1,543,904)	(115,455)	(104,966)	(1,068,814)	(1,211,209)

Net increase (decrease) in contract owners’ equity from principal transactions	40,920,921	57,875,409	(10,793,883)	(13,028,160)	(69,302,636)	(37,292,834)

Total increase (decrease) in contract owners’ equity	42,372,273	71,818,584	(8,291,527)	(5,634,029)	(57,279,515)	(2,474,451)
Contract owners’ equity at beginning of period	119,890,068	48,071,484	61,015,971	66,650,000	315,367,714	317,842,165

Contract owners’ equity at end of period	$162,262,341	$119,890,068	$52,724,444	$61,015,971	$258,088,199	$315,367,714

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,829,358	3,111,404	3,774,999	4,629,413	19,948,130	22,493,252
Units issued	2,909,938	4,244,472	255,679	382,702	1,009,302	2,103,112
Units redeemed	563,762	526,518	903,145	1,237,116	5,259,105	4,648,234

Units, end of period	9,175,534	6,829,358	3,127,533	3,774,999	15,698,327	19,948,130

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series II		All Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$438,950	$487,384	$58,696	$60,669	$80,704	$94,675
Expenses:
Mortality and expense risk and administrative charges	(671,429)	(703,161)	(116,072)	(120,042)	(374,489)	(397,680)

Net investment income (loss)	(232,479)	(215,777)	(57,376)	(59,373)	(293,785)	(303,005)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	2,526,093	1,844,254	(179,075)	(460,694)	(220,417)	(1,913,701)

Realized gains (losses)	2,526,093	1,844,254	(179,075)	(460,694)	(220,417)	(1,913,701)

Unrealized appreciation (depreciation) during the period	(2,683,184)	3,468,174	152,596	1,270,654	(864,028)	6,263,750

Net increase (decrease) in contract owners’ equity from operations	(389,570)	5,096,651	(83,855)	750,587	(1,378,230)	4,047,044

Changes from principal transactions:
Purchase payments	112,755	160,273	21,987	35,023	189,498	233,481
Transfers between sub-accounts and the company	(2,502,609)	(2,391,553)	(180,601)	(333,163)	(231,849)	(2,439,017)
Withdrawals	(5,570,958)	(4,968,989)	(841,918)	(898,573)	(3,479,722)	(3,059,664)
Annual contract fee	(125,263)	(116,785)	(36,948)	(40,365)	(73,139)	(88,840)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,086,075)	(7,317,054)	(1,037,480)	(1,237,078)	(3,595,212)	(5,354,040)

Total increase (decrease) in contract owners’ equity	(8,475,645)	(2,220,403)	(1,121,335)	(486,491)	(4,973,442)	(1,306,996)
Contract owners’ equity at beginning of period	49,057,091	51,277,494	7,783,465	8,269,956	27,158,761	28,465,757

Contract owners’ equity at end of period	$40,581,446	$49,057,091	$6,662,130	$7,783,465	$22,185,319	$27,158,761

	2011	2010	2011	2010	2011	2010
Units, beginning of period	3,182,657	3,691,104	501,289	591,460	1,571,151	1,909,806
Units issued	126,252	67,222	17,016	30,073	164,877	114,738
Units redeemed	664,665	575,669	83,837	120,244	368,995	453,393

Units, end of period	2,644,244	3,182,657	434,468	501,289	1,367,033	1,571,151

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Value Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$37,796	$41,212	$2,054,870	$2,397,153	$16,398,842	$18,037,300
Expenses:
Mortality and expense risk and administrative charges	(436,944)	(439,882)	(2,156,946)	(2,295,646)	(19,116,184)	(18,993,914)

Net investment income (loss)	(399,148)	(398,670)	(102,076)	101,507	(2,717,342)	(956,614)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	57,883	—	465,475
Net realized gain (loss)	(838,277)	(3,068,061)	7,678,808	5,035,545	(20,447,507)	(28,011,105)

Realized gains (losses)	(838,277)	(3,068,061)	7,678,808	5,093,428	(20,447,507)	(27,545,630)

Unrealized appreciation (depreciation) during the period	(409,300)	7,603,668	(8,085,666)	10,105,123	15,921,828	151,470,441

Net increase (decrease) in contract owners’ equity from operations	(1,646,725)	4,136,937	(508,934)	15,300,058	(7,243,021)	122,968,197

Changes from principal transactions:
Purchase payments	134,247	147,738	413,080	351,991	18,812,260	32,571,132
Transfers between sub-accounts and the company	404,756	(1,065,995)	(5,978,740)	(3,720,762)	(64,007,221)	(58,380,645)
Withdrawals	(3,222,582)	(2,723,675)	(19,070,246)	(19,273,614)	(72,179,276)	(48,930,899)
Annual contract fee	(103,277)	(109,496)	(258,564)	(265,405)	(8,612,943)	(8,351,638)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,786,856)	(3,751,428)	(24,894,470)	(22,907,790)	(125,987,180)	(83,092,050)

Total increase (decrease) in contract owners’ equity	(4,433,581)	385,509	(25,403,404)	(7,607,732)	(133,230,201)	39,876,147
Contract owners’ equity at beginning of period	28,706,450	28,320,941	158,613,499	166,221,231	1,311,936,504	1,272,060,357

Contract owners’ equity at end of period	$24,272,869	$28,706,450	$133,210,095	$158,613,499	$1,178,706,303	$1,311,936,504

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,558,406	1,786,802	13,636,502	15,780,832	113,271,349	121,061,600
Units issued	137,374	119,576	311,055	301,046	1,159,267	2,682,915
Units redeemed	295,951	347,972	2,435,955	2,445,376	12,023,913	10,473,166

Units, end of period	1,399,829	1,558,406	11,511,602	13,636,502	102,406,703	113,271,349

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series III		American Blue-Chip Income & Growth Trust Series II		American Blue-Chip Income & Growth Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,753,547	$2,792,653	$738,436	$798,431	$2,911,426	$2,384,966
Expenses:
Mortality and expense risk and administrative charges	(1,327,232)	(1,253,899)	(1,047,703)	(1,098,175)	(1,420,903)	(1,116,514)

Net investment income (loss)	1,426,315	1,538,754	(309,267)	(299,744)	1,490,523	1,268,452

Realized gains (losses) on investments:
Capital gain distributions received	—	52,532	—	—	—	—
Net realized gain (loss)	1,665,327	(1,563,796)	(6,658,249)	(6,734,093)	1,999,088	663,667

Realized gains (losses)	1,665,327	(1,511,264)	(6,658,249)	(6,734,093)	1,999,088	663,667

Unrealized appreciation (depreciation) during the period	(2,467,544)	15,881,882	5,087,264	13,632,671	(5,969,880)	13,682,768

Net increase (decrease) in contract owners’ equity from operations	624,098	15,909,372	(1,880,252)	6,598,834	(2,480,269)	15,614,887

Changes from principal transactions:
Purchase payments	2,214,297	4,113,553	291,957	538,351	9,400,983	18,055,346
Transfers between sub-accounts and the company	(1,783,375)	(4,598,047)	(1,533,459)	600,132	16,872,392	15,123,604
Withdrawals	(7,510,186)	(4,518,667)	(8,341,084)	(7,997,276)	(7,306,162)	(4,238,117)
Annual contract fee	(890,386)	(879,116)	(214,550)	(224,976)	(1,224,430)	(1,209,320)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,969,650)	(5,882,277)	(9,797,136)	(7,083,769)	17,742,783	27,731,513

Total increase (decrease) in contract owners’ equity	(7,345,552)	10,027,095	(11,677,388)	(484,935)	15,262,514	43,346,400
Contract owners’ equity at beginning of period	153,108,213	143,081,118	72,210,373	72,695,308	149,124,984	105,778,584

Contract owners’ equity at end of period	$145,762,661	$153,108,213	$60,532,985	$72,210,373	$164,387,498	$149,124,984

	2011	2010	2011	2010	2011	2010
Units, beginning of period	12,111,973	12,626,075	4,252,265	4,709,739	12,453,177	9,829,728
Units issued	235,164	474,094	284,260	349,933	2,233,788	3,391,769
Units redeemed	860,925	988,196	862,777	807,407	701,754	768,320

Units, end of period	11,486,212	12,111,973	3,673,748	4,252,265	13,985,211	12,453,177

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Bond Trust Series II		American Bond Trust Series III		American Global Growth Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$15,648,216	$—	$5,510,639	$1,227,624	$1,636,578
Expenses:
Mortality and expense risk and administrative charges	(8,187,393)	(10,347,653)	(1,605,485)	(1,452,767)	(2,576,452)	(2,715,387)

Net investment income (loss)	(8,187,393)	5,300,563	(1,605,485)	4,057,872	(1,348,828)	(1,078,809)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	3,115,818	(11,959,583)	17,282,070	424,634	(6,517,123)	(9,547,530)

Realized gains (losses)	3,115,818	(11,959,583)	17,282,070	424,634	(6,517,123)	(9,547,530)

Unrealized appreciation (depreciation) during the period	23,155,929	35,012,816	(7,425,132)	3,378,051	(9,175,822)	26,988,459

Net increase (decrease) in contract owners’ equity from operations	18,084,354	28,353,796	8,251,453	7,860,557	(17,041,773)	16,362,120

Changes from principal transactions:
Purchase payments	3,023,561	4,991,477	12,880,975	25,854,952	1,387,753	1,458,198
Transfers between sub-accounts and the company	(637,287,300)	4,292,648	(209,686,067)	35,222,989	(7,650,927)	(2,604,650)
Withdrawals	(50,305,953)	(51,297,658)	(8,386,214)	(5,741,850)	(14,434,731)	(11,702,528)
Annual contract fee	(2,635,638)	(3,466,997)	(1,500,253)	(1,657,355)	(962,213)	(1,047,485)

Net increase (decrease) in contract owners’ equity from principal transactions	(687,205,330)	(45,480,530)	(206,691,559)	53,678,736	(21,660,118)	(13,896,465)

Total increase (decrease) in contract owners’ equity	(669,120,976)	(17,126,734)	(198,440,106)	61,539,293	(38,701,891)	2,465,655
Contract owners’ equity at beginning of period	669,120,976	686,247,710	198,440,106	136,900,813	185,111,914	182,646,259

Contract owners’ equity at end of period	$—	$669,120,976	$—	$198,440,106	$146,410,023	$185,111,914

	2011	2010	2011	2010	2011	2010
Units, beginning of period	49,794,966	53,291,427	15,087,396	10,975,912	15,211,203	16,434,740
Units issued	1,767,254	6,977,413	2,509,010	5,227,837	1,309,614	1,738,818
Units redeemed	51,562,220	10,473,874	17,596,406	1,116,353	3,040,089	2,962,355

Units, end of period	—	49,794,966	—	15,087,396	13,480,728	15,211,203

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Global Small Capitalization Trust Series II		American Global Small Capitalization Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$46,800	$43,346	$414,801	$750,866	$444,509	$505,658
Expenses:
Mortality and expense risk and administrative charges	(33,638)	(26,378)	(927,410)	(1,027,062)	(296,255)	(286,372)

Net investment income (loss)	13,162	16,968	(512,609)	(276,196)	148,254	219,286

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	202,086	—	103,449
Net realized gain (loss)	91,195	15,098	3,304,390	(6,181,846)	904,405	2,048,649

Realized gains (losses)	91,195	15,098	3,304,390	(5,979,760)	904,405	2,152,098

Unrealized appreciation (depreciation) during the period	(463,722)	287,626	(15,597,882)	18,353,800	(7,836,180)	4,180,817

Net increase (decrease) in contract owners’ equity from operations	(359,365)	319,692	(12,806,101)	12,097,844	(6,783,521)	6,552,201

Changes from principal transactions:
Purchase payments	242,681	464,056	485,632	586,857	772,630	1,201,330
Transfers between sub-accounts and the company	389,463	278,340	(5,191,808)	(2,286,560)	6,048,066	(2,918,837)
Withdrawals	(137,832)	(58,797)	(5,980,274)	(5,999,366)	(1,627,975)	(1,075,417)
Annual contract fee	(7,769)	(12,356)	(312,391)	(341,425)	(202,675)	(198,223)

Net increase (decrease) in contract owners’ equity from principal transactions	486,543	671,243	(10,998,841)	(8,040,494)	4,990,046	(2,991,147)

Total increase (decrease) in contract owners’ equity	127,178	990,935	(23,804,942)	4,057,350	(1,793,475)	3,561,054
Contract owners’ equity at beginning of period	3,306,132	2,315,197	73,719,025	69,661,675	34,259,379	30,698,325

Contract owners’ equity at end of period	$3,433,310	$3,306,132	$49,914,083	$73,719,025	$32,465,904	$34,259,379

	2011	2010	2011	2010	2011	2010
Units, beginning of period	253,969	196,896	6,333,479	7,182,756	2,736,959	2,977,421
Units issued	58,844	65,040	936,004	1,511,368	667,076	225,051
Units redeemed	20,313	7,967	1,854,866	2,360,645	163,616	465,513

Units, end of period	292,500	253,969	5,414,617	6,333,479	3,240,419	2,736,959

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$728,342	$1,825,584	$607,022	$569,616	$1,482,847	$1,630,660
Expenses:
Mortality and expense risk and administrative charges	(14,458,605)	(15,363,840)	(852,044)	(661,923)	(2,069,207)	(2,313,731)

Net investment income (loss)	(13,730,263)	(13,538,256)	(245,022)	(92,307)	(586,360)	(683,071)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(57,442,210)	(70,523,157)	1,575,462	734,983	9,893,268	7,066,190

Realized gains (losses)	(57,442,210)	(70,523,157)	1,575,462	734,983	9,893,268	7,066,190

Unrealized appreciation (depreciation) during the period	21,558,684	234,430,506	(6,019,279)	12,977,809	(13,830,446)	6,943,457

Net increase (decrease) in contract owners’ equity from operations	(49,613,789)	150,369,093	(4,688,839)	13,620,485	(4,523,538)	13,326,576

Changes from principal transactions:
Purchase payments	4,880,511	6,307,068	6,097,421	11,616,297	583,228	586,509
Transfers between sub-accounts and the company	(35,311,318)	(76,522,578)	12,534,500	5,083,817	(11,339,359)	(9,486,823)
Withdrawals	(103,207,246)	(89,039,776)	(4,157,395)	(2,437,031)	(18,584,020)	(18,246,136)
Annual contract fee	(3,761,014)	(4,143,690)	(726,942)	(717,445)	(377,282)	(436,865)

Net increase (decrease) in contract owners’ equity from principal transactions	(137,399,067)	(163,398,976)	13,747,584	13,545,638	(29,717,433)	(27,583,315)

Total increase (decrease) in contract owners’ equity	(187,012,856)	(13,029,883)	9,058,745	27,166,123	(34,240,971)	(14,256,739)
Contract owners’ equity at beginning of period	1,000,428,219	1,013,458,102	88,814,802	61,648,679	155,150,297	169,407,036

Contract owners’ equity at end of period	$813,415,363	$1,000,428,219	$97,873,547	$88,814,802	$120,909,326	$155,150,297

	2011	2010	2011	2010	2011	2010
Units, beginning of period	54,531,045	64,065,633	7,318,175	5,974,669	9,001,189	10,752,046
Units issued	3,422,844	2,093,565	1,595,755	2,025,826	222,757	231,184
Units redeemed	10,397,618	11,628,153	410,986	682,320	1,955,244	1,982,041

Units, end of period	47,556,271	54,531,045	8,502,944	7,318,175	7,268,702	9,001,189

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American High-Income Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$7,466,996	$7,553,608	$1,224,925	$1,109,819	$3,515,007	$3,689,940
Expenses:
Mortality and expense risk and administrative charges	(11,774,200)	(12,507,002)	(701,108)	(650,772)	(822,433)	(795,156)

Net investment income (loss)	(4,307,204)	(4,953,394)	523,817	459,047	2,692,574	2,894,784

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(32,872,574)	(36,129,973)	1,720,408	(255,463)	2,431,866	612,991

Realized gains (losses)	(32,872,574)	(36,129,973)	1,720,408	(255,463)	2,431,866	612,991

Unrealized appreciation (depreciation) during the period	12,726,531	113,748,836	(3,994,362)	7,844,966	(5,205,314)	2,684,036

Net increase (decrease) in contract owners’ equity from operations	(24,453,247)	72,665,469	(1,750,137)	8,048,550	(80,874)	6,191,811

Changes from principal transactions:
Purchase payments	3,891,239	5,266,463	1,977,137	3,421,036	374,281	356,499
Transfers between sub-accounts and the company	(27,965,351)	(21,929,780)	665,706	815,918	(1,579,269)	1,837,274
Withdrawals	(79,911,512)	(68,359,852)	(3,781,107)	(2,457,034)	(7,165,170)	(4,678,177)
Annual contract fee	(3,263,500)	(3,562,810)	(450,689)	(442,645)	(238,415)	(239,596)

Net increase (decrease) in contract owners’ equity from principal transactions	(107,249,124)	(88,585,979)	(1,588,953)	1,337,275	(8,608,573)	(2,724,000)

Total increase (decrease) in contract owners’ equity	(131,702,371)	(15,920,510)	(3,339,090)	9,385,825	(8,689,447)	3,467,811
Contract owners’ equity at beginning of period	804,948,801	820,869,311	79,059,574	69,673,749	57,072,545	53,604,734

Contract owners’ equity at end of period	$673,246,430	$804,948,801	$75,720,484	$79,059,574	$48,383,098	$57,072,545

	2011	2010	2011	2010	2011	2010
Units, beginning of period	50,327,529	55,869,154	6,612,997	6,435,982	4,169,615	4,417,794
Units issued	2,178,116	3,013,396	465,422	785,293	748,110	1,403,096
Units redeemed	8,628,978	8,555,021	573,757	608,278	1,375,266	1,651,275

Units, end of period	43,876,667	50,327,529	6,504,662	6,612,997	3,542,459	4,169,615

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American High-Income Bond Trust Series III		American International Trust Series II		American International Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$3,156,961	$2,874,730	$7,088,422	$9,145,819	$870,152	$612,760
Expenses:
Mortality and expense risk and administrative charges	(376,356)	(289,781)	(9,140,501)	(9,979,521)	(358,454)	(190,745)

Net investment income (loss)	2,780,605	2,584,949	(2,052,079)	(833,702)	511,698	422,015

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	375,728	229,846	(55,633,737)	(58,109,656)	76,662	217,544

Realized gains (losses)	375,728	229,846	(55,633,737)	(58,109,656)	76,662	217,544

Unrealized appreciation (depreciation) during the period	(2,781,690)	1,440,573	(30,250,450)	90,886,409	(6,826,126)	2,100,483

Net increase (decrease) in contract owners’ equity from operations	374,643	4,255,368	(87,936,266)	31,943,051	(6,237,766)	2,740,042

Changes from principal transactions:
Purchase payments	1,298,184	11,167,911	2,921,082	3,756,929	4,837,780	10,215,126
Transfers between sub-accounts and the company	(6,802)	11,007,241	12,239,425	(10,054,963)	15,469,671	10,796,360
Withdrawals	(1,927,192)	(912,146)	(61,101,929)	(56,181,364)	(1,780,657)	(720,518)
Annual contract fee	(382,173)	(554,743)	(2,439,780)	(2,707,316)	(403,405)	(421,555)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,017,983)	20,708,263	(48,381,202)	(65,186,714)	18,123,389	19,869,413

Total increase (decrease) in contract owners’ equity	(643,340)	24,963,631	(136,317,468)	(33,243,663)	11,885,623	22,609,455
Contract owners’ equity at beginning of period	41,956,986	16,993,355	646,557,385	679,801,048	32,941,468	10,332,013

Contract owners’ equity at end of period	$41,313,646	$41,956,986	$510,239,917	$646,557,385	$44,827,091	$32,941,468

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,741,483	1,265,146	28,123,148	30,806,778	2,698,737	899,512
Units issued	150,376	1,620,319	2,789,617	2,787,206	1,672,674	1,971,903
Units redeemed	217,292	143,982	4,331,151	5,470,836	59,745	172,678

Units, end of period	2,674,567	2,741,483	26,581,614	28,123,148	4,311,666	2,698,737

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Balanced Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$773,176	$850,476	$48,041	$37,654	$9,181	$3,365
Expenses:
Mortality and expense risk and administrative charges	(1,138,806)	(1,147,147)	(26,799)	(20,130)	(5,230)	(2,638)

Net investment income (loss)	(365,630)	(296,671)	21,242	17,524	3,951	727

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,899	3,885
Net realized gain (loss)	5,947,633	(742,378)	154,143	11,446	4,065	2,829

Realized gains (losses)	5,947,633	(742,378)	154,143	11,446	6,964	6,714

Unrealized appreciation (depreciation) during the period	(17,568,493)	12,004,476	(613,980)	333,825	(10,150)	28,125

Net increase (decrease) in contract owners’ equity from operations	(11,986,490)	10,965,427	(438,595)	362,795	765	35,566

Changes from principal transactions:
Purchase payments	576,707	647,156	213,811	520,852	114,348	185,558
Transfers between sub-accounts and the company	(7,928,011)	11,291,607	429,418	310,756	202,595	141,413
Withdrawals	(8,388,490)	(6,792,739)	(250,317)	(27,916)	(10,274)	(18,398)
Annual contract fee	(262,438)	(271,988)	(6,982)	(14,942)	(4,063)	(6,861)

Net increase (decrease) in contract owners’ equity from principal transactions	(16,002,232)	4,874,036	385,930	788,750	302,606	301,712

Total increase (decrease) in contract owners’ equity	(27,988,722)	15,839,463	(52,665)	1,151,545	303,371	337,278
Contract owners’ equity at beginning of period	88,318,846	72,479,383	2,680,931	1,529,386	444,462	107,184

Contract owners’ equity at end of period	$60,330,124	$88,318,846	$2,628,266	$2,680,931	$747,833	$444,462

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,201,476	5,873,612	198,213	131,950	26,947	7,249
Units issued	1,007,107	2,579,671	61,736	71,306	20,456	21,165
Units redeemed	2,185,044	2,251,807	31,715	5,043	2,078	1,467

Units, end of period	5,023,539	6,201,476	228,234	198,213	45,325	26,947

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Basic Value Focus		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$112,455	$123,919	$17,276	$209,998	$—	$59,504
Expenses:
Mortality and expense risk and administrative charges	(117,665)	(132,123)	(3,557,256)	(3,686,113)	(1,849,458)	(1,762,976)

Net investment income (loss)	(5,210)	(8,204)	(3,539,980)	(3,476,115)	(1,849,458)	(1,703,472)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(666,550)	(333,517)	16,857,043	9,610,820	4,482,327	1,540,875

Realized gains (losses)	(666,550)	(333,517)	16,857,043	9,610,820	4,482,327	1,540,875

Unrealized appreciation (depreciation) during the period	323,942	1,251,800	(12,569,781)	27,027,492	(2,813,222)	14,973,031

Net increase (decrease) in contract owners’ equity from operations	(347,818)	910,079	747,282	33,162,197	(180,353)	14,810,434

Changes from principal transactions:
Purchase payments	7,920	1,164	691,023	593,162	656,424	626,783
Transfers between sub-accounts and the company	(540,352)	(506,357)	(12,145,560)	(9,401,345)	3,428,390	543,377
Withdrawals	(1,579,016)	(1,037,239)	(32,322,476)	(30,190,885)	(15,508,084)	(10,595,697)
Annual contract fee	(24,746)	(27,783)	(527,754)	(576,232)	(405,261)	(419,642)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,136,194)	(1,570,215)	(44,304,767)	(39,575,300)	(11,828,531)	(9,845,179)

Total increase (decrease) in contract owners’ equity	(2,484,012)	(660,136)	(43,557,485)	(6,413,103)	(12,008,884)	4,965,255
Contract owners’ equity at beginning of period	8,946,215	9,606,351	259,340,957	265,754,060	118,730,598	113,765,343

Contract owners’ equity at end of period	$6,462,203	$8,946,215	$215,783,472	$259,340,957	$106,721,714	$118,730,598

	2011	2010	2011	2010	2011	2010
Units, beginning of period	381,772	454,704	12,612,101	14,833,364	7,825,611	8,551,198
Units issued	3,575	5,059	475,012	355,590	1,206,488	974,158
Units redeemed	104,270	77,991	2,722,248	2,576,853	1,970,915	1,699,745

Units, end of period	281,077	381,772	10,364,865	12,612,101	7,061,184	7,825,611

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond PS Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I
	2011	2011	2011	2011	2010
Income:
Dividend distributions received	$24,119	$5,464,585	$12,704,035	$108,993	$212,896
Expenses:
Mortality and expense risk and administrative charges	(13,244)	(331,842)	(1,448,716)	(2,357,431)	(2,116,985)

Net investment income (loss)	10,875	5,132,743	11,255,319	(2,248,438)	(1,904,089)

Realized gains (losses) on investments:
Capital gain distributions received	18,136	—	—	—	—
Net realized gain (loss)	(70,781)	(976)	12,828	4,694,620	(227,506)

Realized gains (losses)	(52,645)	(976)	12,828	4,694,620	(227,506)

Unrealized appreciation (depreciation) during the period	(21,553)	(3,807,669)	(8,668,027)	(3,903,461)	15,507,120

Net increase (decrease) in contract owners’ equity from operations	(63,323)	1,324,098	2,600,120	(1,457,279)	13,375,525

Changes from principal transactions:
Purchase payments	—	1,326,296	552,682	594,244	643,471
Transfers between sub-accounts and the company	2,296,588	226,514,397	564,825,231	(9,195,118)	68,089,013
Withdrawals	(1,451)	(1,766,821)	(8,026,615)	(20,896,272)	(15,708,180)
Annual contract fee	—	(242,415)	(604,549)	(486,042)	(403,107)

Net increase (decrease) in contract owners’ equity from principal transactions	2,295,137	225,831,457	556,746,749	(29,983,188)	52,621,197

Total increase (decrease) in contract owners’ equity	2,231,814	227,155,555	559,346,869	(31,440,467)	65,996,722
Contract owners’ equity at beginning of period	—	—	—	171,776,665	105,779,943

Contract owners’ equity at end of period	$2,231,814	$227,155,555	$559,346,869	$140,336,198	$171,776,665

	2011	2011	2011	2011	2010
Units, beginning of period	—	—	—	17,221,010	11,642,266
Units issued	1,042,966	18,105,745	45,488,749	697,784	8,571,709
Units redeemed	866,929	45,166	956,303	3,663,903	2,992,965

Units, end of period	176,037	18,060,579	44,532,446	14,254,891	17,221,010

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$19,619	$14,737	$3,443,152	$3,838,839	$280,019	$228,276
Expenses:
Mortality and expense risk and administrative charges	(1,122,098)	(1,054,583)	(4,418,567)	(4,518,115)	(189,892)	(180,269)

Net investment income (loss)	(1,102,479)	(1,039,846)	(975,415)	(679,276)	90,127	48,007

Realized gains (losses) on investments:
Capital gain distributions received	—	—	4,423,251	33,307,897	1,092,070	327,402
Net realized gain (loss)	2,423,589	(203,880)	7,781,500	1,728,961	410,268	(93,532)

Realized gains (losses)	2,423,589	(203,880)	12,204,751	35,036,858	1,502,338	233,870

Unrealized appreciation (depreciation) during the period	(2,164,016)	7,025,083	(7,150,411)	482,838	(2,233,438)	1,593,693

Net increase (decrease) in contract owners’ equity from operations	(842,906)	5,781,357	4,078,925	34,840,420	(640,973)	1,875,570

Changes from principal transactions:
Purchase payments	317,944	431,889	6,050,841	8,641,189	267,579	837,289
Transfers between sub-accounts and the company	(803,030)	10,690,683	(24,376,467)	(32,062,885)	(361,078)	19,997
Withdrawals	(8,780,846)	(5,876,621)	(16,065,141)	(12,562,245)	(696,886)	(687,651)
Annual contract fee	(273,388)	(272,174)	(2,123,159)	(1,988,014)	(120,534)	(130,935)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,539,320)	4,973,777	(36,513,926)	(37,971,955)	(910,919)	38,700

Total increase (decrease) in contract owners’ equity	(10,382,226)	10,755,134	(32,435,001)	(3,131,535)	(1,551,892)	1,914,270
Contract owners’ equity at beginning of period	73,640,663	62,885,529	312,548,497	315,680,032	21,488,642	19,574,372

Contract owners’ equity at end of period	$63,258,437	$73,640,663	$280,113,496	$312,548,497	$19,936,750	$21,488,642

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,935,879	4,634,291	24,072,871	27,231,439	1,752,947	1,748,762
Units issued	530,200	1,406,705	322,607	657,410	48,798	145,582
Units redeemed	1,153,836	1,105,117	3,120,903	3,815,978	121,529	141,397

Units, end of period	4,312,243	4,935,879	21,274,575	24,072,871	1,680,216	1,752,947

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Allocation Plus Trust Series II		Core Allocation Trust Series I		Core Allocation Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$1,591,259	$1,336,666	$471,807	$219,307	$3,362,695	$1,335,651
Expenses:
Mortality and expense risk and administrative charges	(2,152,673)	(2,189,468)	(100,787)	(59,216)	(1,296,407)	(660,168)

Net investment income (loss)	(561,414)	(852,802)	371,020	160,091	2,066,288	675,483

Realized gains (losses) on investments:
Capital gain distributions received	7,456,587	2,403,701	85,502	45,609	664,257	298,015
Net realized gain (loss)	4,049,874	249,921	222,803	44,122	1,242,062	921,451

Realized gains (losses)	11,506,461	2,653,622	308,305	89,731	1,906,319	1,219,466

Unrealized appreciation (depreciation) during the period	(16,416,628)	10,375,671	(1,017,434)	545,721	(7,942,693)	2,837,341

Net increase (decrease) in contract owners’ equity from operations	(5,471,581)	12,176,491	(338,109)	795,543	(3,970,086)	4,732,290

Changes from principal transactions:
Purchase payments	2,156,497	3,570,698	565,273	2,773,093	10,182,990	18,818,407
Transfers between sub-accounts and the company	(7,515,807)	(6,558,293)	3,503,903	3,298,957	26,290,779	20,122,370
Withdrawals	(7,312,901)	(4,596,731)	(1,362,216)	(53,506)	(6,473,449)	(2,972,490)
Annual contract fee	(1,055,734)	(982,996)	(116,826)	(140,889)	(574,260)	(268,048)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,727,945)	(8,567,322)	2,590,134	5,877,655	29,426,060	35,700,239

Total increase (decrease) in contract owners’ equity	(19,199,526)	3,609,169	2,252,025	6,673,198	25,455,974	40,432,529
Contract owners’ equity at beginning of period	152,253,507	148,644,338	10,233,844	3,560,646	68,382,212	27,949,683

Contract owners’ equity at end of period	$133,053,981	$152,253,507	$12,485,869	$10,233,844	$93,838,186	$68,382,212

	2011	2010	2011	2010	2011	2010
Units, beginning of period	12,998,029	13,789,949	629,232	240,937	4,170,840	1,858,723
Units issued	161,200	443,421	259,168	407,364	2,682,009	3,166,458
Units redeemed	1,335,563	1,235,341	102,331	19,069	944,682	854,341

Units, end of period	11,823,666	12,998,029	786,069	629,232	5,908,167	4,170,840

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Allocation Trust Series NAV	Core Balanced Trust Series I		Core Balanced Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions received	$916	$483,529	$321,172	$2,680,429	$1,893,800
Expenses:
Mortality and expense risk and administrative charges	(276)	(216,271)	(103,084)	(2,177,683)	(1,147,194)

Net investment income (loss)	640	267,258	218,088	502,746	746,606

Realized gains (losses) on investments:
Capital gain distributions received	171	148,322	41,838	928,343	293,698
Net realized gain (loss)	(2)	370,775	88,520	3,045,291	1,682,090

Realized gains (losses)	169	519,097	130,358	3,973,634	1,975,788

Unrealized appreciation (depreciation) during the period	(1,908)	(879,078)	1,209,701	(6,467,799)	7,135,451

Net increase (decrease) in contract owners’ equity from operations	(1,099)	(92,723)	1,558,147	(1,991,419)	9,857,845

Changes from principal transactions:
Purchase payments	25,000	3,088,117	6,083,089	23,907,034	44,457,342
Transfers between sub-accounts and the company	—	6,940,080	6,931,427	32,640,822	30,874,182
Withdrawals	—	(1,152,186)	(285,084)	(7,663,790)	(3,025,004)
Annual contract fee	—	(272,167)	(268,082)	(974,664)	(418,616)

Net increase (decrease) in contract owners’ equity from principal transactions	25,000	8,603,844	12,461,350	47,909,402	71,887,904

Total increase (decrease) in contract owners’ equity	23,901	8,511,121	14,019,497	45,917,983	81,745,749
Contract owners’ equity at beginning of period	—	19,080,753	5,061,256	125,983,980	44,238,231

Contract owners’ equity at end of period	$23,901	$27,591,874	$19,080,753	$171,901,963	$125,983,980

	2011	2011	2010	2011	2010
Units, beginning of period	—	1,163,837	343,325	7,593,444	2,944,076
Units issued	1,731	648,168	854,229	4,335,801	5,797,356

Units redeemed	—	134,034	33,717	1,508,370	1,147,988

Units, end of period	1,731	1,677,971	1,163,837	10,420,875	7,593,444

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Balanced Trust Series NAV	Core Balanced Strategy Trust Series NAV		Core Bond Trust Series II		Core Diversified Growth & Income Trust Series II
	2011	2011	2010	2011	2010	2011
Income:
Dividend distributions received	$6,147	$89,160	$87,134	$350,757	$319,807	$84
Expenses:
Mortality and expense risk and administrative charges	(3,753)	(56,630)	(52,917)	(171,656)	(201,348)	(13)

Net investment income (loss)	2,394	32,530	34,217	179,101	118,459	71

Realized gains (losses) on investments:
Capital gain distributions received	2,004	46,164	4,333	388,589	118,713	47
Net realized gain (loss)	(60)	9,276	12,874	481,085	674,194	(71)

Realized gains (losses)	1,944	55,440	17,207	869,674	792,907	(24)

Unrealized appreciation (depreciation) during the period	(13,111)	(67,928)	233,060	(424,221)	(258,221)	—

Net increase (decrease) in contract owners’ equity from operations	(8,773)	20,042	284,484	624,554	653,145	47

Changes from principal transactions:
Purchase payments	350,000	—	817,037	28,291	58,403	3,927
Transfers between sub-accounts and the company	—	453	(3,374)	851,288	2,065,420	(3,974)
Withdrawals	—	(104,352)	(308,739)	(1,740,035)	(1,506,844)	—
Annual contract fee	—	—	—	(32,180)	(37,132)	—

Net increase (decrease) in contract owners’ equity from principal transactions	350,000	(103,899)	504,924	(892,636)	579,847	(47)

Total increase (decrease) in contract owners’ equity	341,227	(83,857)	789,408	(268,082)	1,232,992	—
Contract owners’ equity at beginning of period	—	3,531,428	2,742,020	12,759,623	11,526,631	—

Contract owners’ equity at end of period	$341,227	$3,447,571	$3,531,428	$12,491,541	$12,759,623	$—

	2011	2011	2010	2011	2010	2011
Units, beginning of period	—	236,823	200,571	832,592	792,126	—
Units issued	24,047	—	58,475	525,889	478,914	316
Units redeemed	—	7,143	22,223	592,632	438,448	316

Units, end of period	24,047	229,680	236,823	765,849	832,592	—

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Disciplined Diversification Trust Series II		Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$3,676,050	$2,177,871	$4,341,624	$3,086,125	$510,123	$366,483
Expenses:
Mortality and expense risk and administrative charges	(2,501,118)	(1,319,865)	(3,200,310)	(2,069,485)	(198,244)	(128,462)

Net investment income (loss)	1,174,932	858,006	1,141,314	1,016,640	311,879	238,021

Realized gains (losses) on investments:
Capital gain distributions received	534,090	299,869	283,581	1,017,438	26,441	96,037
Net realized gain (loss)	3,677,726	1,493,511	4,041,527	2,281,820	423,239	146,742

Realized gains (losses)	4,211,816	1,793,380	4,325,108	3,299,258	449,680	242,779

Unrealized appreciation (depreciation) during the period	(12,741,436)	7,536,687	(8,096,789)	9,444,260	(811,975)	926,706

Net increase (decrease) in contract owners’ equity from operations	(7,354,688)	10,188,073	(2,630,367)	13,760,158	(50,416)	1,407,506

Changes from principal transactions:
Purchase payments	18,897,125	31,347,883	25,078,665	64,808,128	1,793,682	5,058,869
Transfers between sub-accounts and the company	36,680,933	43,183,159	19,763,703	38,396,420	2,706,417	4,353,834
Withdrawals	(9,526,574)	(3,582,674)	(13,092,459)	(6,248,373)	(1,159,808)	(277,711)
Annual contract fee	(1,075,457)	(474,113)	(1,613,193)	(847,454)	(240,216)	(260,480)

Net increase (decrease) in contract owners’ equity from principal transactions	44,976,027	70,474,255	30,136,716	96,108,721	3,100,075	8,874,512

Total increase (decrease) in contract owners’ equity	37,621,339	80,662,328	27,506,349	109,868,879	3,049,659	10,282,018
Contract owners’ equity at beginning of period	137,776,253	57,113,925	207,376,559	97,507,680	19,707,379	9,425,361

Contract owners’ equity at end of period	$175,397,592	$137,776,253	$234,882,908	$207,376,559	$22,757,038	$19,707,379

	2011	2010	2011	2010	2011	2010
Units, beginning of period	8,099,043	3,711,559	13,036,021	6,628,031	1,248,298	651,197
Units issued	4,227,897	5,194,226	3,940,169	7,776,407	339,007	664,700

Units redeemed	1,651,881	806,742	2,081,342	1,368,417	146,575	67,599

Units, end of period	10,675,059	8,099,043	14,894,848	13,036,021	1,440,730	1,248,298

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Global Diversification Trust Series I	Core Global Diversification Trust Series II		Core Global Diversification Trust Series III
	2011	2011	2010	2011	2010
Income:
Dividend distributions received	$3,124	$5,383,971	$4,384,353	$426,261	$335,087
Expenses:
Mortality and expense risk and administrative charges	(1,589)	(4,046,825)	(2,649,049)	(155,722)	(103,584)

Net investment income (loss)	1,535	1,337,146	1,735,304	270,539	231,503

Realized gains (losses) on investments:
Capital gain distributions received	981	1,891,522	1,880,346	120,465	130,267
Net realized gain (loss)	(46)	3,464,800	2,167,234	254,165	145,485

Realized gains (losses)	935	5,356,322	4,047,580	374,630	275,752

Unrealized appreciation (depreciation) during the period	(12,352)	(22,938,274)	8,069,765	(1,457,363)	599,107

Net increase (decrease) in contract owners’ equity from operations	(9,882)	(16,244,806)	13,852,649	(812,194)	1,106,362

Changes from principal transactions:
Purchase payments	150,000	28,325,627	57,634,792	1,677,508	4,129,273
Transfers between sub-accounts and the company	—	14,910,987	78,572,177	1,431,946	4,994,245
Withdrawals	—	(16,151,186)	(7,765,194)	(709,924)	(121,485)
Annual contract fee	—	(1,821,844)	(1,024,644)	(189,216)	(203,048)

Net increase (decrease) in contract owners’ equity from principal transactions	150,000	25,263,584	127,417,131	2,210,314	8,798,985

Total increase (decrease) in contract owners’ equity	140,118	9,018,778	141,269,780	1,398,120	9,905,347
Contract owners’ equity at beginning of period	—	256,911,318	115,641,538	16,128,240	6,222,893

Contract owners’ equity at end of period	$140,118	$265,930,096	$256,911,318	$17,526,360	$16,128,240

	2011	2011	2010	2011	2010
Units, beginning of period	—	15,839,532	7,610,718	1,002,873	416,864
Units issued	10,314	4,677,383	10,140,364	287,646	662,100
Units redeemed	—	3,236,091	1,911,550	152,662	76,091

Units, end of period	10,314	17,280,824	15,839,532	1,137,857	1,002,873

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$12,311,520	$12,307,651	$148,143	$154,717	$4,033,276	$3,045,901
Expenses:
Mortality and expense risk and administrative charges	(9,321,103)	(8,505,482)	(80,678)	(79,809)	(3,155,942)	(3,152,596)

Net investment income (loss)	2,990,417	3,802,169	67,465	74,908	877,334	(106,695)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	912,561	—
Net realized gain (loss)	(2,613,097)	(7,016,599)	99,311	220,871	7,833,325	1,189,310

Realized gains (losses)	(2,613,097)	(7,016,599)	99,311	220,871	8,745,886	1,189,310

Unrealized appreciation (depreciation) during the period	(10,205,026)	60,992,691	(239,638)	397,355	(17,078,821)	23,077,659

Net increase (decrease) in contract owners’ equity from operations	(9,827,706)	57,778,261	(72,862)	693,134	(7,455,601)	24,160,274

Changes from principal transactions:
Purchase payments	22,616,456	48,025,271	—	1,753,677	4,620,730	7,513,339
Transfers between sub-accounts and the company	2,993,683	7,535,037	877	139,878	(18,001,889)	(5,865,554)
Withdrawals	(36,365,549)	(23,064,401)	(535,972)	(1,597,474)	(10,593,950)	(6,320,285)
Annual contract fee	(3,957,148)	(3,821,225)	—	(14)	(1,520,106)	(1,399,431)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,712,558)	28,674,682	(535,095)	296,067	(25,495,215)	(6,071,931)

Total increase (decrease) in contract owners’ equity	(24,540,264)	86,452,943	(607,957)	989,201	(32,950,816)	18,088,343
Contract owners’ equity at beginning of period	623,297,898	536,844,955	7,020,193	6,030,992	231,251,430	213,163,087

Contract owners’ equity at end of period	$598,757,634	$623,297,898	$6,412,236	$7,020,193	$198,300,614	$231,251,430

	2011	2010	2011	2010	2011	2010
Units, beginning of period	46,039,851	43,900,932	442,179	422,492	18,143,084	18,658,677
Units issued	3,901,206	6,069,403	—	135,526	299,276	832,481

Units redeemed	5,044,576	3,930,484	34,160	115,839	2,290,960	1,348,074

Units, end of period	44,896,481	46,039,851	408,019	442,179	16,151,400	18,143,084

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	DWS Equity 500 Index		Equity-Income Trust Series I		Equity-Income Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$194,371	$241,625	$4,351,918	$4,726,544	$2,526,941	$2,430,801
Expenses:
Mortality and expense risk and administrative charges	(235,064)	(246,582)	(3,732,525)	(3,818,111)	(2,493,285)	(2,300,414)

Net investment income (loss)	(40,693)	(4,957)	619,393	908,433	33,656	130,387

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	63,416	(444,425)	(6,627,595)	(8,706,655)	(7,974,574)	(9,997,611)

Realized gains (losses)	63,416	(444,425)	(6,627,595)	(8,706,655)	(7,974,574)	(9,997,611)

Unrealized appreciation (depreciation) during the period	48,979	2,219,056	(991,229)	39,884,690	2,240,741	27,660,513

Net increase (decrease) in contract owners’ equity from operations	71,702	1,769,674	(6,999,431)	32,086,468	(5,700,177)	17,793,289

Changes from principal transactions:
Purchase payments	35,329	127,682	816,031	588,119	837,558	1,234,120
Transfers between sub-accounts and the company	(1,232,429)	(638,621)	8,279,815	(5,850,207)	19,418,400	2,003,853
Withdrawals	(901,643)	(1,826,016)	(34,192,096)	(33,481,330)	(17,417,742)	(15,440,092)
Annual contract fee	(85,314)	(99,164)	(493,132)	(478,941)	(535,521)	(513,387)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,184,057)	(2,436,119)	(25,589,382)	(39,222,359)	2,302,695	(12,715,506)

Total increase (decrease) in contract owners’ equity	(2,112,355)	(666,445)	(32,588,813)	(7,135,891)	(3,397,482)	5,077,783
Contract owners’ equity at beginning of period	15,949,563	16,616,008	263,326,216	270,462,107	153,299,569	148,221,786

Contract owners’ equity at end of period	$13,837,208	$15,949,563	$230,737,403	$263,326,216	$149,902,087	$153,299,569

	2011	2010	2011	2010	2011	2010
Units, beginning of period	817,237	956,770	9,698,477	11,371,365	10,031,313	10,954,397
Units issued	9,425	34,847	1,031,352	360,610	2,271,533	1,244,991
Units redeemed	116,545	174,380	2,075,527	2,033,498	2,236,819	2,168,075

Units, end of period	710,117	817,237	8,654,302	9,698,477	10,066,027	10,031,313

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Services Trust Series I		Financial Services Trust Series II		Founding Allocation Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$199,598	$47,727	$314,868	$33,908	$1,329,454	$1,682,661
Expenses:
Mortality and expense risk and administrative charges	(203,361)	(243,651)	(370,348)	(415,878)	(406,836)	(386,504)

Net investment income (loss)	(3,763)	(195,924)	(55,480)	(381,970)	922,618	1,296,157

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	159,223	(961,485)	(311,183)	(2,728,055)	65,935	(616,958)

Realized gains (losses)	159,223	(961,485)	(311,183)	(2,728,055)	65,935	(616,958)

Unrealized appreciation (depreciation) during the period	(1,580,072)	2,634,114	(2,199,953)	5,543,249	(1,914,049)	3,372,042

Net increase (decrease) in contract owners’ equity from operations	(1,424,612)	1,476,705	(2,566,616)	2,433,224	(925,496)	4,051,241

Changes from principal transactions:
Purchase payments	34,268	46,399	186,456	195,834	531,458	2,197,064
Transfers between sub-accounts and the company	(1,943,552)	(1,112,623)	(2,502,506)	(1,836,369)	98,031	(1,328,321)
Withdrawals	(1,782,505)	(2,148,378)	(2,720,765)	(2,725,508)	(2,386,302)	(1,182,007)
Annual contract fee	(53,368)	(65,333)	(81,943)	(98,338)	(272,293)	(275,172)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,745,157)	(3,279,935)	(5,118,758)	(4,464,381)	(2,029,106)	(588,436)

Total increase (decrease) in contract owners’ equity	(5,169,769)	(1,803,230)	(7,685,374)	(2,031,157)	(2,954,602)	3,462,805
Contract owners’ equity at beginning of period	15,858,482	17,661,712	27,065,009	29,096,166	46,365,557	42,902,752

Contract owners’ equity at end of period	$10,688,713	$15,858,482	$19,379,635	$27,065,009	$43,410,955	$46,365,557

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,177,395	1,449,855	1,905,931	2,251,332	3,738,258	3,793,835
Units issued	78,214	111,913	142,638	238,668	142,060	254,476

Units redeemed	364,750	384,373	511,255	584,069	298,116	310,053

Units, end of period	890,859	1,177,395	1,537,314	1,905,931	3,582,202	3,738,258

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II (a)		Fundamental Holdings Trust Series II (b)
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$30,682,155	$42,813,509	$489,781	$558,147	$13,072,950	$13,895,906
Expenses:
Mortality and expense risk and administrative charges	(17,933,998)	(18,621,581)	(914,314)	(946,379)	(14,877,265)	(15,107,600)

Net investment income (loss)	12,748,157	24,191,928	(424,533)	(388,232)	(1,804,315)	(1,211,694)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(31,581,266)	(46,492,423)	(3,484,470)	(7,033,168)	(10,622,687)	(13,492,637)

Realized gains (losses)	(31,581,266)	(46,492,423)	(3,484,470)	(7,033,168)	(10,622,687)	(13,492,637)

Unrealized appreciation (depreciation) during the period	(15,173,120)	122,831,559	1,999,979	17,262,245	(13,149,977)	97,379,866

Net increase (decrease) in contract owners’ equity from operations	(34,006,229)	100,531,064	(1,909,024)	9,840,845	(25,576,979)	82,675,535

Changes from principal transactions:
Purchase payments	11,520,621	12,551,345	325,215	347,791	15,775,899	24,214,244
Transfers between sub-accounts and the company	(62,710,971)	(68,943,924)	(1,647,939)	(3,001,925)	(53,227,802)	(35,065,136)
Withdrawals	(76,363,566)	(55,049,152)	(6,555,904)	(5,579,536)	(52,554,127)	(33,416,125)
Annual contract fee	(8,122,582)	(8,497,049)	(319,873)	(358,749)	(6,894,157)	(6,608,266)

Net increase (decrease) in contract owners’ equity from principal transactions	(135,676,498)	(119,938,780)	(8,198,501)	(8,592,419)	(96,900,187)	(50,875,283)

Total increase (decrease) in contract owners’ equity	(169,682,727)	(19,407,716)	(10,107,525)	1,248,426	(122,477,166)	31,800,252
Contract owners’ equity at beginning of period	1,242,477,961	1,261,885,677	63,655,323	62,406,897	1,041,331,846	1,009,531,594

Contract owners’ equity at end of period	$1,072,795,234	$1,242,477,961	$53,547,798	$63,655,323	$918,854,680	$1,041,331,846

	2011	2010	2011	2010	2011	2010
Units, beginning of period	116,260,096	128,398,406	3,600,142	4,142,487	89,990,632	94,706,932
Units issued	596,836	580,419	97,649	214,095	600,928	1,457,568
Units redeemed	13,174,323	12,718,729	549,552	756,440	9,022,032	6,173,868

Units, end of period	103,682,609	116,260,096	3,148,239	3,600,142	81,569,528	89,990,632

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Holdings Trust Series III (c)		Fundamental Large Cap Value Trust Series II (d)		Fundamental Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$1,154,918	$1,126,045	$85,754	$193,101	$2,382,283	$3,723,819
Expenses:
Mortality and expense risk and administrative charges	(549,990)	(521,053)	(172,665)	(175,461)	(4,612,662)	(5,084,350)

Net investment income (loss)	604,928	604,992	(86,911)	17,640	(2,230,379)	(1,360,531)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(134,145)	(568,363)	(1,090,484)	(1,424,804)	14,665,116	11,235,766

Realized gains (losses)	(134,145)	(568,363)	(1,090,484)	(1,424,804)	14,665,116	11,235,766

Unrealized appreciation (depreciation) during the period	(1,428,885)	5,507,922	1,225,731	2,603,370	(28,328,578)	26,643,780

Net increase (decrease) in contract owners’ equity from operations	(958,102)	5,544,551	48,336	1,196,206	(15,893,841)	36,519,015

Changes from principal transactions:
Purchase payments	1,221,230	1,938,049	38,037	53,000	965,077	1,016,772
Transfers between sub-accounts and the company	(860,301)	(611,111)	323,654	(164,385)	(18,052,748)	(11,941,617)
Withdrawals	(1,833,703)	(721,902)	(1,163,719)	(1,282,531)	(43,723,758)	(42,770,852)
Annual contract fee	(389,759)	(369,746)	(58,624)	(63,926)	(611,307)	(702,989)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,862,533)	235,290	(860,652)	(1,457,842)	(61,422,736)	(54,398,686)

Total increase (decrease) in contract owners’ equity	(2,820,635)	5,779,841	(812,316)	(261,636)	(77,316,577)	(17,879,671)
Contract owners’ equity at beginning of period	62,807,730	57,027,889	11,584,339	11,845,975	350,229,792	368,109,463

Contract owners’ equity at end of period	$59,987,095	$62,807,730	$10,772,023	$11,584,339	$272,913,215	$350,229,792

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,993,703	4,975,653	850,818	969,174	24,123,130	28,241,296
Units issued	168,379	274,318	140,308	46,170	275,467	481,616
Units redeemed	316,329	256,268	200,487	164,526	4,564,400	4,599,782

Units, end of period	4,845,753	4,993,703	790,639	850,818	19,834,197	24,123,130

(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Value Trust Series II		Global Allocation		Global Bond Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$1,621,220	$2,587,816	$18,122	$10,723	$4,396,433	$2,615,856
Expenses:
Mortality and expense risk and administrative charges	(4,296,796)	(4,604,386)	(13,953)	(14,569)	(1,034,668)	(1,155,910)

Net investment income (loss)	(2,675,576)	(2,016,570)	4,169	(3,846)	3,361,765	1,459,946

Realized gains (losses) on investments:
Capital gain distributions	—	—	19,179	5,362	—	—
Net realized gain (loss)	(6,590,436)	(8,392,601)	60,178	25,195	(923,393)	(4,146,575)

Realized gains (losses)	(6,590,436)	(8,392,601)	79,357	30,557	(923,393)	(4,146,575)

Unrealized appreciation (depreciation) during the period	(5,069,509)	41,356,915	(130,886)	53,208	2,640,311	9,160,409

Net increase (decrease) in contract owners’ equity from operations	(14,335,521)	30,947,744	(47,360)	79,919	5,078,683	6,473,780

Changes from principal transactions:
Purchase payments	1,072,927	1,671,564	2,400	—	317,092	1,076,388
Transfers between sub-accounts and the company	(11,455,539)	(14,696,718)	(70,225)	(36,729)	(1,593,638)	(2,459,663)
Withdrawals	(29,064,423)	(26,365,755)	(109,068)	(78,526)	(11,270,197)	(10,969,617)
Annual contract fee	(1,123,695)	(1,245,407)	(2,299)	(2,563)	(135,087)	(170,035)

Net increase (decrease) in contract owners’ equity from principal transactions	(40,570,730)	(40,636,316)	(179,192)	(117,818)	(12,681,830)	(12,522,927)

Total increase (decrease) in contract owners’ equity	(54,906,251)	(9,688,572)	(226,552)	(37,899)	(7,603,147)	(6,049,147)
Contract owners’ equity at beginning of period	295,598,627	305,287,199	1,042,369	1,080,268	74,033,589	80,082,736

Contract owners’ equity at end of period	$240,692,376	$295,598,627	$815,817	$1,042,369	$66,430,442	$74,033,589

	2011	2010	2011	2010	2011	2010
Units, beginning of period	19,503,761	22,342,435	63,663	69,919	2,708,334	3,158,491
Units issued	857,801	892,300	166	109	553,200	536,868
Units redeemed	3,528,418	3,730,974	11,568	6,365	993,708	987,025

Units, end of period	16,833,144	19,503,761	52,261	63,663	2,267,826	2,708,334

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series II		Global Diversification Trust Series II (e)		Global Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$10,320,039	$5,581,573	$12,660,115	$14,314,289	$2,886,939	$2,287,749
Expenses:
Mortality and expense risk and administrative charges	(2,700,032)	(2,782,077)	(11,600,631)	(12,005,021)	(1,833,573)	(1,889,755)

Net investment income (loss)	7,620,007	2,799,496	1,059,484	2,309,268	1,053,366	397,994

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(8,227,840)	(7,226,497)	(7,745,511)	(12,986,887)	3,213,497	797,255

Realized gains (losses)	(8,227,840)	(7,226,497)	(7,745,511)	(12,986,887)	3,213,497	797,255

Unrealized appreciation (depreciation) during the period	12,371,587	18,150,692	(54,105,716)	91,403,222	(13,529,318)	8,206,707

Net increase (decrease) in contract owners’ equity from operations	11,763,754	13,723,691	(60,791,743)	80,725,603	(9,262,455)	9,401,956

Changes from principal transactions:
Purchase payments	753,218	1,197,234	11,457,672	17,675,410	1,330,632	1,813,686
Transfers between sub-accounts and the company	(8,919,344)	4,641,797	(39,736,094)	(37,521,729)	(2,100,534)	(1,763,834)
Withdrawals	(20,972,642)	(18,727,611)	(46,650,417)	(26,500,204)	(13,471,870)	(12,645,470)
Annual contract fee	(638,202)	(679,950)	(5,357,169)	(5,239,515)	(420,300)	(411,992)

Net increase (decrease) in contract owners’ equity from principal transactions	(29,776,970)	(13,568,530)	(80,286,008)	(51,586,038)	(14,662,072)	(13,007,610)

Total increase (decrease) in contract owners’ equity	(18,013,216)	155,161	(141,077,751)	29,139,565	(23,924,527)	(3,605,654)

Contract owners’ equity at beginning of period	176,267,228	176,112,067	835,495,493	806,355,928	153,628,071	157,233,725

Contract owners’ equity at end of period	$158,254,012	$176,267,228	$694,417,742	$835,495,493	$129,703,544	$153,628,071

	2011	2010	2011	2010	2011	2010
Units, beginning of period	8,787,208	9,499,821	69,807,715	74,544,095	8,540,014	9,049,797
Units issued	1,058,006	1,454,827	744,287	991,076	570,001	629,426

Units redeemed	2,452,687	2,167,440	7,553,506	5,727,456	1,145,273	1,139,209

Units, end of period	7,392,527	8,787,208	62,998,496	69,807,715	7,964,742	8,540,014

(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$486,101	$367,753	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(431,274)	(442,835)	(611,051)	(583,907)	(838,447)	(765,618)

Net investment income (loss)	54,827	(75,082)	(611,051)	(583,907)	(838,447)	(765,618)

Realized gains (losses) on investments:
Capital gain distributions	—	—	450,884	—	612,494	—
Net realized gain (loss)	(1,198,491)	(1,781,711)	2,228,161	(1,072,124)	2,903,042	(1,300,308)

Realized gains (losses)	(1,198,491)	(1,781,711)	2,679,045	(1,072,124)	3,515,536	(1,300,308)

Unrealized appreciation (depreciation) during the period	(860,740)	3,316,759	1,112,289	6,469,642	1,385,195	7,993,467

Net increase (decrease) in contract owners’ equity from operations	(2,004,404)	1,459,966	3,180,283	4,813,611	4,062,284	5,927,541

Changes from principal transactions:
Purchase payments	147,871	119,550	181,663	98,538	420,404	484,627
Transfers between sub-accounts and the company	572,900	(291,866)	(663,554)	(1,656,690)	961,149	1,293,558
Withdrawals	(3,005,227)	(2,739,859)	(4,961,049)	(4,386,450)	(5,793,463)	(4,643,898)
Annual contract fee	(124,573)	(131,025)	(145,055)	(144,694)	(201,122)	(190,320)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,409,029)	(3,043,200)	(5,587,995)	(6,089,296)	(4,613,032)	(3,056,033)

Total increase (decrease) in contract owners’ equity	(4,413,433)	(1,583,234)	(2,407,712)	(1,275,685)	(550,748)	2,871,508

Contract owners’ equity at beginning of period	28,926,453	30,509,687	39,069,026	40,344,711	50,728,339	47,856,831

Contract owners’ equity at end of period	$24,513,020	$28,926,453	$36,661,314	$39,069,026	$50,177,591	$50,728,339

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,903,905	2,125,503	1,906,926	2,244,079	2,390,785	2,552,746
Units issued	202,329	165,247	428,877	224,265	566,095	513,581

Units redeemed	359,177	386,845	694,261	561,418	782,129	675,542

Units, end of period	1,747,057	1,903,905	1,641,542	1,906,926	2,174,751	2,390,785

See accompanying notes.

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Income Trust Series II		High Yield Trust Series I		High Yield Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$508,267	$6,981,184	$4,705,063	$21,933,330	$5,717,226	$29,589,869
Expenses:
Mortality and expense risk and administrative charges	(69,692)	(294,113)	(854,422)	(904,269)	(1,242,092)	(1,169,639)

Net investment income (loss)	438,575	6,687,071	3,850,641	21,029,061	4,475,134	28,420,230

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(6,567,944)	2,330,818	(9,490,204)	7,993,291	(16,077,210)	8,102,139

Realized gains (losses)	(6,567,944)	2,330,818	(9,490,204)	7,993,291	(16,077,210)	8,102,139

Unrealized appreciation (depreciation) during the period	5,973,523	(7,252,365)	5,832,327	(22,447,554)	12,215,842	(30,854,879)

Net increase (decrease) in contract owners’ equity from operations	(155,846)	1,765,524	192,764	6,574,798	613,766	5,667,490

Changes from principal transactions:
Purchase payments	38,084	63,774	79,983	338,931	267,517	588,381
Transfers between sub-accounts and the company	(20,399,447)	3,960,096	245,421	(3,272,274)	3,454,016	(6,538,111)
Withdrawals	(630,852)	(3,236,036)	(8,687,564)	(9,280,119)	(11,018,134)	(9,165,032)
Annual contract fee	(9,739)	(45,117)	(100,553)	(105,991)	(195,369)	(180,887)

Net increase (decrease) in contract owners’ equity from principal transactions	(21,001,954)	742,717	(8,462,713)	(12,319,453)	(7,491,970)	(15,295,649)

Total increase (decrease) in contract owners’ equity	(21,157,800)	2,508,241	(8,269,949)	(5,744,655)	(6,878,204)	(9,628,159)

Contract owners’ equity at beginning of period	21,157,800	18,649,559	61,746,763	67,491,418	81,173,525	90,801,684

Contract owners’ equity at end of period	$—	$21,157,800	$53,476,814	$61,746,763	$74,295,321	$81,173,525

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,686,852	1,626,192	3,165,866	3,881,038	4,143,022	5,173,978
Units issued	74,324	2,279,211	1,706,760	2,265,177	3,387,819	4,784,892

Units redeemed	1,761,176	2,218,551	2,118,403	2,980,349	3,709,279	5,815,848

Units, end of period	—	1,686,852	2,754,223	3,165,866	3,821,562	4,143,022

See accompanying notes.

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series II		International Equity Index Trust A Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$701,067	$626,444	$495,295	$412,768	$786,747	$640,977
Expenses:
Mortality and expense risk and administrative charges	(481,543)	(511,968)	(402,568)	(404,803)	(408,877)	(372,344)

Net investment income (loss)	219,524	114,476	92,727	7,965	377,870	268,633

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	622,204	8,834,542
Net realized gain (loss)	(4,738,481)	(3,897,329)	(3,232,676)	(3,476,984)	(3,619,556)	(4,268,501)

Realized gains (losses)	(4,738,481)	(3,897,329)	(3,232,676)	(3,476,984)	(2,997,352)	4,566,041

Unrealized appreciation (depreciation) during the period	1,159,700	6,218,614	339,172	5,288,778	(1,578,717)	(2,360,063)

Net increase (decrease) in contract owners’ equity from operations	(3,359,257)	2,435,761	(2,800,777)	1,819,759	(4,198,199)	2,474,611

Changes from principal transactions:
Purchase payments	315,589	114,123	124,532	151,920	86,068	87,318
Transfers between sub-accounts and the company	(1,532,172)	(999,018)	(655,959)	(163,209)	(3,475,733)	17,810,505
Withdrawals	(4,068,166)	(3,829,456)	(2,467,971)	(1,801,831)	(2,899,221)	(2,535,795)
Annual contract fee	(85,140)	(94,064)	(85,248)	(92,325)	(92,412)	(79,442)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,369,889)	(4,808,415)	(3,084,646)	(1,905,445)	(6,381,298)	15,282,586

Total increase (decrease) in contract owners’ equity	(8,729,146)	(2,372,654)	(5,885,423)	(85,686)	(10,579,497)	17,757,197

Contract owners’ equity at beginning of period	35,235,824	37,608,478	26,532,534	26,618,220	31,951,350	14,194,153

Contract owners’ equity at end of period	$26,506,678	$35,235,824	$20,647,111	$26,532,534	$21,371,853	$31,951,350

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,397,063	2,759,093	1,664,456	1,799,491	1,662,444	806,351
Units issued	245,611	194,367	219,470	231,047	51,654	1,318,304

Units redeemed	612,474	556,397	418,230	366,082	398,917	462,211

Units, end of period	2,030,200	2,397,063	1,465,696	1,664,456	1,315,181	1,662,444

See accompanying notes.

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust A Series II		International Equity Index Trust B Series NAV		International Opportunities Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$878,059	$647,184	$709,353	$555,020	$193,824	$392,862
Expenses:
Mortality and expense risk and administrative charges	(498,259)	(455,553)	(330,191)	(350,308)	(438,722)	(495,199)

Net investment income (loss)	379,800	191,631	379,162	204,712	(244,898)	(102,337)

Realized gains (losses) on investments:
Capital gain distributions	722,616	10,186,797	—	—	—	—
Net realized gain (loss)	(4,236,110)	(5,000,501)	(999,111)	(1,657,710)	80,211	(5,975,655)

Realized gains (losses)	(3,513,494)	5,186,296	(999,111)	(1,657,710)	80,211	(5,975,655)

Unrealized appreciation (depreciation) during the period	(1,826,782)	(2,855,060)	(2,597,652)	3,448,847	(5,077,500)	9,126,194

Net increase (decrease) in contract owners’ equity from operations	(4,960,476)	2,522,867	(3,217,601)	1,995,849	(5,242,187)	3,048,202

Changes from principal transactions:
Purchase payments	256,587	386,925	110,750	85,085	291,792	224,681
Transfers between sub-accounts and the company	(2,570,931)	21,115,920	394,175	(697,291)	(2,891,026)	(61,110)
Withdrawals	(3,638,637)	(2,634,003)	(2,014,905)	(1,798,514)	(3,598,902)	(2,981,816)
Annual contract fee	(129,904)	(121,492)	(117,022)	(130,598)	(77,545)	(91,655)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,082,885)	18,747,350	(1,627,002)	(2,541,318)	(6,275,681)	(2,909,900)

Total increase (decrease) in contract owners’ equity	(11,043,361)	21,270,217	(4,844,603)	(545,469)	(11,517,868)	138,302

Contract owners’ equity at beginning of period	37,022,915	15,752,698	23,430,507	23,975,976	35,028,799	34,890,497

Contract owners’ equity at end of period	$25,979,554	$37,022,915	$18,585,904	$23,430,507	$23,510,931	$35,028,799

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,997,980	911,711	2,165,506	2,431,392	2,260,528	2,507,243
Units issued	128,177	1,796,231	141,320	99,175	347,233	790,271

Units redeemed	467,047	709,962	277,513	365,061	757,652	1,036,986

Units, end of period	1,659,110	1,997,980	2,029,313	2,165,506	1,850,109	2,260,528

See accompanying notes.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$595,669	$1,141,402	$357,305	$675,075	$2,472,159	$2,294,407
Expenses:
Mortality and expense risk and administrative charges	(583,038)	(639,946)	(411,850)	(423,372)	(1,629,775)	(1,796,089)

Net investment income (loss)	12,631	501,456	(54,545)	251,703	842,384	498,318

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	1,246,420	(7,524)	1,018,819	4,770	(10,911,850)	(10,729,079)

Realized gains (losses)	1,246,420	(7,524)	1,018,819	4,770	(10,911,850)	(10,729,079)

Unrealized appreciation (depreciation) during the period	(8,154,114)	7,645,143	(5,670,226)	4,699,152	(4,533,309)	16,983,064

Net increase (decrease) in contract owners’ equity from operations	(6,895,063)	8,139,075	(4,705,952)	4,955,625	(14,602,775)	6,752,303

Changes from principal transactions:
Purchase payments	139,390	177,315	209,116	181,953	598,155	716,407
Transfers between sub-accounts and the company	(4,055,596)	(4,690,226)	(1,038,994)	(202,454)	(7,286,895)	(2,979,902)
Withdrawals	(5,391,558)	(4,957,003)	(3,482,052)	(2,943,191)	(13,552,721)	(14,510,921)
Annual contract fee	(112,339)	(123,389)	(91,418)	(93,130)	(266,649)	(305,505)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,420,103)	(9,593,303)	(4,403,348)	(3,056,822)	(20,508,110)	(17,079,921)

Total increase (decrease) in contract owners’ equity	(16,315,166)	(1,454,228)	(9,109,300)	1,898,803	(35,110,885)	(10,327,618)
Contract owners’ equity at beginning of period	46,828,834	48,283,062	30,455,967	28,557,164	123,081,173	133,408,791

Contract owners’ equity at end of period	$30,513,668	$46,828,834	$21,346,667	$30,455,967	$87,970,288	$123,081,173

	2011	2010	2011	2010	2011	2010
Units, beginning of period	3,157,022	3,935,891	2,060,195	2,328,932	6,981,981	8,033,229
Units issued	134,335	242,998	321,291	499,323	314,976	442,711

Units redeemed	799,726	1,021,867	626,781	768,060	1,464,326	1,493,959

Units, end of period	2,491,631	3,157,022	1,754,705	2,060,195	5,832,631	6,981,981

See accompanying notes.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$2,281,932	$1,951,841	$7,785,203	$8,670,618	$4,605,382	$6,398,297
Expenses:
Mortality and expense risk and administrative charges	(1,730,232)	(1,816,469)	(2,097,365)	(1,969,865)	(1,911,784)	(2,173,879)

Net investment income (loss)	551,700	135,372	5,687,838	6,700,753	2,693,598	4,224,418

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(11,660,833)	(11,814,815)	2,939,124	638,844	1,369,473	729,252

Realized gains (losses)	(11,660,833)	(11,814,815)	2,939,124	638,844	1,369,473	729,252

Unrealized appreciation (depreciation) during the period	(4,100,815)	18,126,687	3,630,567	2,180,181	3,346,216	2,734,164

Net increase (decrease) in contract owners’ equity from operations	(15,209,948)	6,447,244	12,257,529	9,519,778	7,409,287	7,687,834

Changes from principal transactions:
Purchase payments	569,057	645,146	8,937,015	11,025,416	880,335	1,342,921
Transfers between sub-accounts and the company	(1,502,958)	(1,584,822)	13,078,550	16,638,303	(5,719,341)	1,971,053
Withdrawals	(12,519,636)	(9,908,664)	(17,189,041)	(18,205,321)	(15,029,498)	(16,576,014)
Annual contract fee	(392,481)	(447,316)	(984,439)	(859,052)	(494,444)	(586,129)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,846,018)	(11,295,656)	3,842,085	8,599,346	(20,362,948)	(13,848,169)

Total increase (decrease) in contract owners’ equity	(29,055,966)	(4,848,412)	16,099,614	18,119,124	(12,953,661)	(6,160,335)
Contract owners’ equity at beginning of period	118,156,444	123,004,856	175,113,209	156,994,085	129,806,350	135,966,685

Contract owners’ equity at end of period	$89,100,478	$118,156,444	$191,212,823	$175,113,209	$116,852,689	$129,806,350

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,118,995	6,733,805	9,829,080	8,810,880	7,579,754	8,375,031
Units issued	551,089	604,047	2,427,578	2,514,847	930,983	1,743,520

Units redeemed	1,273,457	1,218,857	1,864,934	1,496,647	2,070,348	2,538,797

Units, end of period	5,396,627	6,118,995	10,391,724	9,829,080	6,440,389	7,579,754

See accompanying notes.

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Large Cap Trust Series I		Large Cap Trust Series II		Large Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$1,497,535	$1,284,527	$100,217	$75,382	$88,525	$216,213
Expenses:
Mortality and expense risk and administrative charges	(1,657,539)	(1,760,568)	(141,808)	(143,175)	(93,708)	(279,197)

Net investment income (loss)	(160,004)	(476,041)	(41,591)	(67,793)	(5,183)	(62,984)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(6,237,293)	(8,369,597)	(402,164)	(660,438)	(1,672,108)	(2,515,755)

Realized gains (losses)	(6,237,293)	(8,369,597)	(402,164)	(660,438)	(1,672,108)	(2,515,755)

Unrealized appreciation (depreciation) during the period	2,729,842	22,859,494	86,108	1,718,232	2,982,792	3,977,899

Net increase (decrease) in contract owners’ equity from operations	(3,667,455)	14,013,856	(357,647)	990,001	1,305,501	1,399,160

Changes from principal transactions:
Purchase payments	403,544	308,670	23,486	129,957	133,581	89,162
Transfers between sub-accounts and the company	(5,249,156)	(4,386,392)	48,478	(160,389)	(18,868,439)	(450,476)
Withdrawals	(14,112,007)	(13,038,170)	(863,797)	(944,676)	(1,167,435)	(2,371,485)
Annual contract fee	(290,266)	(219,671)	(40,406)	(41,814)	(21,300)	(66,822)

Net increase (decrease) in contract owners’ equity from principal transactions	(19,247,885)	(17,335,563)	(832,239)	(1,016,922)	(19,923,593)	(2,799,621)

Total increase (decrease) in contract owners’ equity	(22,915,340)	(3,321,707)	(1,189,886)	(26,921)	(18,618,092)	(1,400,461)

Contract owners’ equity at beginning of period	125,850,072	129,171,779	9,264,372	9,291,293	18,618,092	20,018,553

Contract owners’ equity at end of period	$102,934,732	$125,850,072	$8,074,486	$9,264,372	$—	$18,618,092

	2011	2010	2011	2010	2011	2010
Units, beginning of period	9,393,946	10,813,548	704,457	789,704	994,260	1,157,609
Units issued	79,078	78,719	43,210	61,180	61,804	125,598

Units redeemed	1,516,706	1,498,321	108,895	146,427	1,056,064	288,947

Units, end of period	7,956,318	9,393,946	638,772	704,457	—	994,260

See accompanying notes.

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Large Cap Value Trust Series II		Lifestyle Aggressive Trust Series I		Lifestyle Aggressive Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$96,078	$186,496	$1,597,622	$1,827,512	$2,598,468	$3,020,553
Expenses:
Mortality and expense risk and administrative charges	(113,495)	(302,895)	(1,431,488)	(1,373,360)	(2,721,035)	(2,726,791)

Net investment income (loss)	(17,417)	(116,399)	166,134	454,152	(122,567)	293,762

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(1,364,115)	(1,839,976)	(3,987,765)	(8,831,413)	(10,484,967)	(13,908,452)

Realized gains (losses)	(1,364,115)	(1,839,976)	(3,987,765)	(8,831,413)	(10,484,967)	(13,908,452)

Unrealized appreciation (depreciation) during the period	2,850,929	3,349,785	(3,739,606)	21,524,186	(2,497,473)	37,289,043

Net increase (decrease) in contract owners’ equity from operations	1,469,397	1,393,410	(7,561,237)	13,146,925	(13,105,007)	23,674,353

Changes from principal transactions:
Purchase payments	65,592	97,367	874,926	678,277	2,094,895	3,174,869
Transfers between sub-accounts and the company	(21,459,973)	1,567,256	(3,301,763)	1,145,227	(5,780,912)	(1,560,781)
Withdrawals	(821,333)	(1,576,186)	(8,165,356)	(6,703,546)	(16,830,548)	(14,426,040)
Annual contract fee	(18,946)	(73,288)	(362,494)	(352,903)	(646,150)	(687,412)

Net increase (decrease) in contract owners’ equity from principal transactions	(22,234,660)	15,149	(10,954,687)	(5,232,945)	(21,162,715)	(13,499,364)

Total increase (decrease) in contract owners’ equity	(20,765,263)	1,408,559	(18,515,924)	7,913,980	(34,267,722)	10,174,989

Contract owners’ equity at beginning of period	20,765,263	19,356,704	103,196,685	95,282,705	188,589,090	178,414,101

Contract owners’ equity at end of period	$—	$20,765,263	$84,680,761	$103,196,685	$154,321,368	$188,589,090

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,126,491	1,133,545	6,183,737	6,570,279	11,278,274	12,202,049
Units issued	69,244	225,485	594,162	1,233,548	915,164	1,141,163

Units redeemed	1,195,735	232,539	1,268,012	1,620,090	2,132,437	2,064,938

Units, end of period	—	1,126,491	5,509,887	6,183,737	10,061,001	11,278,274

See accompanying notes.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II		Lifestyle Balanced Trust Series NAV
	2011	2010	2011	2010	2011
Income:
Dividend distributions	$22,794,587	$18,402,025	$289,200,684	$241,978,957	$2,424
Expenses:
Mortality and expense risk and administrative charges	(9,119,262)	(9,299,937)	(146,285,180)	(144,676,449)	(685)

Net investment income (loss)	13,675,325	9,102,088	142,915,504	97,302,508	1,739

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(9,790,109)	(21,652,507)	(139,676,226)	(138,384,962)	—

Realized gains (losses)	(9,790,109)	(21,652,507)	(139,676,226)	(138,384,962)	—

Unrealized appreciation (depreciation) during the period	(8,498,064)	77,986,924	(103,173,454)	917,216,712	(3,154)

Net increase (decrease) in contract owners’ equity from operations	(4,612,848)	65,436,505	(99,934,176)	876,134,258	(1,415)

Changes from principal transactions:
Purchase payments	16,036,101	28,391,458	218,614,799	409,098,662	71,497
Transfers between sub-accounts and the company	36,503,535	26,853,733	(179,278,228)	119,524,423	—
Withdrawals	(77,038,904)	(80,520,060)	(804,684,211)	(618,899,456)	—
Annual contract fee	(3,034,823)	(2,949,617)	(52,779,526)	(49,217,857)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(27,534,091)	(28,224,486)	(818,127,166)	(139,494,228)	71,497

Total increase (decrease) in contract owners’ equity	(32,146,939)	37,212,019	(918,061,342)	736,640,030	70,082

Contract owners’ equity at beginning of period	699,738,018	662,525,999	9,859,909,037	9,123,269,007	—

Contract owners’ equity at end of period	$667,591,079	$699,738,018	$8,941,847,695	$9,859,909,037	$70,082

	2011	2010	2011	2010	2011
Units, beginning of period	40,353,556	40,029,522	606,988,062	611,485,345	—
Units issued	5,813,002	7,452,735	17,598,988	36,123,426	5,040

Units redeemed	5,951,818	7,128,701	64,308,372	40,620,709	—

Units, end of period	40,214,740	40,353,556	560,278,678	606,988,062	5,040

See accompanying notes.

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions	$718,501	$8,850,164	$5,787,292	$91,439,069	$57,711,107
Expenses:
Mortality and expense risk and administrative charges	(197,818)	(2,885,180)	(3,018,917)	(34,669,261)	(35,723,695)

Net investment income (loss)	520,683	5,964,984	2,768,375	56,769,808	21,987,412

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(51,474)	9,951,383	2,186,456	34,391,272	(15,200,726)

Realized gains (losses)	(51,474)	9,951,383	2,186,456	34,391,272	(15,200,726)

Unrealized appreciation (depreciation) during the period	48,785	(9,844,147)	10,916,358	(36,956,690)	156,141,573

Net increase (decrease) in contract owners’ equity from operations	517,994	6,072,220	15,871,189	54,204,390	162,928,259

Changes from principal transactions:
Purchase payments	62,444,938	3,410,170	4,260,475	61,167,859	144,459,918
Transfers between sub-accounts and the company	4,418,489	16,812,606	27,790,584	98,168,751	178,337,623
Withdrawals	(120,069)	(32,466,430)	(35,319,903)	(233,803,156)	(202,042,357)
Annual contract fee	(14,385)	(839,674)	(777,513)	(12,917,662)	(12,363,984)

Net increase (decrease) in contract owners’ equity from principal transactions	66,728,973	(13,083,328)	(4,046,357)	(87,384,208)	108,391,200

Total increase (decrease) in contract owners’ equity	67,246,967	(7,011,108)	11,824,832	(33,179,818)	271,319,459

Contract owners’ equity at beginning of period	—	220,273,901	208,449,069	2,342,621,033	2,071,301,574

Contract owners’ equity at end of period	$67,246,967	$213,262,793	$220,273,901	$2,309,441,215	$2,342,621,033

	2011	2011	2010	2011	2010
Units, beginning of period	—	11,547,707	11,452,790	141,829,250	133,572,464
Units issued	5,623,500	3,189,230	4,137,883	25,726,416	38,173,707

Units redeemed	107,037	3,463,968	4,042,966	30,594,934	29,916,921

Units, end of period	5,516,463	11,272,969	11,547,707	136,960,732	141,829,250

See accompanying notes.

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions	$369,755	$15,966,845	$13,537,990	$292,748,190	$255,974,576
Expenses:
Mortality and expense risk and administrative charges	(94,223)	(7,575,851)	(7,405,769)	(182,712,634)	(174,963,402)

Net investment income (loss)	275,532	8,390,994	6,132,221	110,035,556	81,011,174

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—
Net realized gain (loss)	(6,284)	(9,220,071)	(21,756,160)	(230,818,127)	(211,027,896)

Realized gains (losses)	(6,284)	(9,220,071)	(21,756,160)	(230,818,127)	(211,027,896)

Unrealized appreciation (depreciation) during the period	(102,064)	(16,019,994)	76,058,742	(269,317,998)	1,334,091,234

Net increase (decrease) in contract owners’ equity from operations	167,184	(16,849,071)	60,434,803	(390,100,569)	1,204,074,512

Changes from principal transactions:
Purchase payments	27,609,308	23,346,694	34,645,473	310,438,619	492,620,208
Transfers between sub-accounts and the company	(496,344)	24,777,880	17,543,631	(128,507,330)	(23,542,458)
Withdrawals	(117,495)	(58,745,910)	(48,679,740)	(812,245,037)	(551,303,826)
Annual contract fee	(2,700)	(3,066,100)	(2,919,134)	(70,215,733)	(65,464,110)

Net increase (decrease) in contract owners’ equity from principal transactions	26,992,769	(13,687,436)	590,230	(700,529,481)	(147,690,186)

Total increase (decrease) in contract owners’ equity	27,159,953	(30,536,507)	61,025,033	(1,090,630,050)	1,056,384,326

Contract owners’ equity at beginning of period	—	595,817,023	534,791,990	12,206,252,598	11,149,868,272

Contract owners’ equity at end of period	$27,159,953	$565,280,516	$595,817,023	$11,115,622,548	$12,206,252,598

	2011	2011	2010	2011	2010
Units, beginning of period	—	36,719,632	35,025,976	778,123,464	783,016,876
Units issued	2,307,740	6,365,313	7,228,803	30,887,578	43,625,212

Units redeemed	140,554	5,812,170	5,535,147	71,129,783	48,518,624

Units, end of period	2,167,186	37,272,775	36,719,632	737,881,259	778,123,464

See accompanying notes.

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust Series NAV	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2011	2011	2011	2010	2011	2010
Income:
Dividend distributions	$4,313	$750,225	$9,175,529	$6,786,751	$97,585,646	$70,352,043
Expenses:
Mortality and expense risk and administrative charges	(1,524)	(276,028)	(3,452,873)	(3,481,516)	(44,241,177)	(42,831,483)

Net investment income (loss)	2,789	474,197	5,722,656	3,305,235	53,344,469	27,520,560

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	—
Net realized gain (loss)	(59)	(405,738)	2,194,019	(4,298,289)	(27,635,041)	(38,811,151)

Realized gains (losses)	(59)	(405,738)	2,194,019	(4,298,289)	(27,635,041)	(38,811,151)

Unrealized appreciation (depreciation) during the period	(12,676)	335,630	(5,272,671)	22,873,639	(7,876,937)	244,567,000

Net increase (decrease) in contract owners’ equity from operations	(9,946)	404,089	2,644,004	21,880,585	17,832,491	233,276,409

Changes from principal transactions:
Purchase payments	160,000	84,143,567	7,216,340	10,637,477	88,751,507	173,360,760
Transfers between sub-accounts and the company	—	2,223,031	11,122,967	18,029,244	22,655,926	133,514,376
Withdrawals	—	(127,063)	(34,115,090)	(30,117,067)	(259,204,578)	(216,720,981)
Annual contract fee	—	(6,850)	(1,060,011)	(1,035,461)	(16,359,348)	(14,528,969)

Net increase (decrease) in contract owners’ equity from principal transactions	160,000	86,232,685	(16,835,794)	(2,485,807)	(164,156,493)	75,625,186

Total increase (decrease) in contract owners’ equity	150,054	86,636,774	(14,191,790)	19,394,778	(146,324,002)	308,901,595

Contract owners’ equity at beginning of period	—	—	265,027,006	245,632,228	2,947,541,565	2,638,639,970

Contract owners’ equity at end of period	$150,054	$86,636,774	$250,835,216	$265,027,006	$2,801,217,563	$2,947,541,565

	2011	2011	2011	2010	2011	2010
Units, beginning of period	—	—	14,331,890	13,923,302	182,150,799	175,829,782
Units issued	10,695	7,689,014	2,910,619	3,424,283	15,359,172	24,269,020

Units redeemed	—	448,154	3,215,636	3,015,695	24,511,710	17,948,003

Units, end of period	10,695	7,240,860	14,026,873	14,331,890	172,998,261	182,150,799

See accompanying notes.

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2011	2011	2010	2011	2010
Income:
Dividend distributions	$388,762	$232,413	$396,845	$342,452	$628,892
Expenses:
Mortality and expense risk and administrative charges	(105,615)	(577,371)	(570,654)	(1,201,815)	(1,201,970)

Net investment income (loss)	283,147	(344,958)	(173,809)	(859,363)	(573,078)

Realized gains (losses) on investments:
Capital gain distributions	—	887,811	—	1,767,988	—
Net realized gain (loss)	(13,295)	329,685	(2,117,230)	1,312,535	(4,526,365)

Realized gains (losses)	(13,295)	1,217,496	(2,117,230)	3,080,523	(4,526,365)

Unrealized appreciation (depreciation) during the period	55,434	(2,043,699)	10,441,592	(4,789,935)	21,026,599

Net increase (decrease) in contract owners’ equity from operations	325,286	(1,171,161)	8,150,553	(2,568,775)	15,927,156

Changes from principal transactions:
Purchase payments	30,961,475	221,779	160,324	380,302	427,554
Transfers between sub-accounts and the company	2,603,241	(3,662,468)	811,738	(2,054,981)	(1,308,158)
Withdrawals	(62,336)	(4,741,373)	(3,724,676)	(8,840,972)	(7,531,476)
Annual contract fee	(3,915)	(115,697)	(117,513)	(329,603)	(358,319)

Net increase (decrease) in contract owners’ equity from principal transactions	33,498,465	(8,297,759)	(2,870,127)	(10,845,254)	(8,770,399)

Total increase (decrease) in contract owners’ equity	33,823,751	(9,468,920)	5,280,426	(13,414,029)	7,156,757

Contract owners’ equity at beginning of period	—	41,948,523	36,668,097	81,259,636	74,102,879

Contract owners’ equity at end of period	$33,823,751	$32,479,603	$41,948,523	$67,845,607	$81,259,636

	2011	2011	2010	2011	2010
Units, beginning of period	—	1,987,088	2,155,012	4,171,865	4,703,227
Units issued	2,776,925	190,031	293,921	504,639	709,082

Units redeemed	39,667	578,762	461,845	1,042,183	1,240,444

Units, end of period	2,737,258	1,598,357	1,987,088	3,634,321	4,171,865

See accompanying notes.

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$—	$138	$—	$—	$490,492	$1,611,378
Expenses:
Mortality and expense risk and administrative charges	(2,488,459)	(2,442,907)	(1,829,458)	(1,745,474)	(1,087,683)	(1,196,531)

Net investment income (loss)	(2,488,459)	(2,442,769)	(1,829,458)	(1,745,474)	(597,191)	414,847

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—	—	291,701
Net realized gain (loss)	(2,906,179)	(6,322,476)	(2,496,636)	(7,302,169)	6,968,638	4,734,985

Realized gains (losses)	(2,906,179)	(6,322,476)	(2,496,636)	(7,302,169)	6,968,638	5,026,686

Unrealized appreciation (depreciation) during the period	(10,927,322)	42,082,640	(6,884,059)	29,330,607	(10,675,936)	5,323,410

Net increase (decrease) in contract owners’ equity from operations	(16,321,960)	33,317,395	(11,210,153)	20,282,964	(4,304,489)	10,764,943

Changes from principal transactions:
Purchase payments	3,507,789	5,872,132	601,480	888,457	228,952	404,162
Transfers between sub-accounts and the company	(1,266,965)	(3,963,283)	(41,374)	(584,996)	(5,868,861)	(3,005,842)
Withdrawals	(22,306,430)	(18,260,366)	(14,963,869)	(10,127,552)	(9,809,329)	(9,917,525)
Annual contract fee	(712,571)	(748,622)	(423,740)	(442,784)	(249,807)	(281,992)

Net increase (decrease) in contract owners’ equity from principal transactions	(20,778,177)	(17,100,139)	(14,827,503)	(10,266,875)	(15,699,045)	(12,801,197)

Total increase (decrease) in contract owners’ equity	(37,100,137)	16,217,256	(26,037,656)	10,016,089	(20,003,534)	(2,036,254)

Contract owners’ equity at beginning of period	183,428,550	167,211,294	117,686,505	107,670,416	82,548,250	84,584,504

Contract owners’ equity at end of period	$146,328,413	$183,428,550	$91,648,849	$117,686,505	$62,544,716	$82,548,250

	2011	2010	2011	2010	2011	2010
Units, beginning of period	10,955,501	11,821,904	5,660,485	6,241,071	4,753,528	5,577,843
Units issued	1,353,399	1,368,577	810,221	751,575	201,245	186,491

Units redeemed	2,274,847	2,234,980	1,516,401	1,332,161	1,117,307	1,010,806

Units, end of period	10,034,053	10,955,501	4,954,305	5,660,485	3,837,466	4,753,528

See accompanying notes.

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$412,378	$1,625,642	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,368,138)	(1,458,881)	(2,645,764)	(3,230,682)	(13,199,602)	(15,937,073)

Net investment income (loss)	(955,760)	166,761	(2,645,764)	(3,230,682)	(13,199,602)	(15,937,073)

Realized gains (losses) on investments:
Capital gain distributions	—	329,335	142,605	2,178	749,700	10,756
Net realized gain (loss)	6,929,304	4,280,013	—	—	—	—

Realized gains (losses)	6,929,304	4,609,348	142,605	2,178	749,700	10,756

Unrealized appreciation (depreciation) during the period	(11,366,877)	6,940,045	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	(5,393,333)	11,716,154	(2,503,159)	(3,228,504)	(12,449,902)	(15,926,317)

Changes from principal transactions:
Purchase payments	334,302	334,623	5,692,850	6,884,871	56,383,027	156,862,854
Transfers between sub-accounts and the company	(5,932,545)	(2,506,505)	79,794,911	(81,436,767)	392,908,841	(154,563,324)
Withdrawals	(9,466,438)	(7,665,497)	(86,430,116)	14,556,991	(395,722,727)	(287,133,245)
Annual contract fee	(320,858)	(364,395)	(684,127)	(828,083)	(5,247,646)	(5,909,145)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,385,539)	(10,201,774)	(1,626,482)	(60,822,988)	48,321,495	(290,742,860)

Total increase (decrease) in contract owners’ equity	(20,778,872)	1,514,380	(4,129,641)	(64,051,492)	35,871,593	(306,669,177)

Contract owners’ equity at beginning of period	93,543,848	92,029,468	176,238,503	240,289,995	826,856,225	1,133,525,402

Contract owners’ equity at end of period	$72,764,976	$93,543,848	$172,108,862	$176,238,503	$862,727,818	$826,856,225

	2011	2010	2011	2010	2011	2010
Units, beginning of period	5,480,922	6,142,311	11,384,953	15,261,241	65,834,885	88,916,938
Units issued	274,157	248,717	11,531,581	9,553,377	59,860,335	39,037,439

Units redeemed	1,194,757	910,106	11,525,799	13,429,665	55,989,611	62,119,492

Units, end of period	4,560,322	5,480,922	11,390,735	11,384,953	69,705,609	65,834,885

See accompanying notes.

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions	$—	$14,946	$1,737,225	$4,307,323	$437,297	$657,134
Expenses:
Mortality and expense risk and administrative charges	(408,666)	(446,948)	(1,635,323)	(1,290,053)	(2,378,203)	(2,424,919)

Net investment income (loss)	(408,666)	(432,002)	101,902	3,017,270	(1,940,906)	(1,767,785)

Realized gains (losses) on investments:
Capital gain distributions	24,025	—	—	—	—	—
Net realized gain (loss)	—	—	2,358,474	(210,177)	27,360,131	(32,424,468)

Realized gains (losses)	24,025	—	2,358,474	(210,177)	27,360,131	(32,424,468)

Unrealized appreciation (depreciation) during the period	—	—	(4,910,902)	13,157,354	(59,233,630)	52,549,375

Net increase (decrease) in contract owners’ equity from operations	(384,641)	(432,002)	(2,450,526)	15,964,447	(33,814,405)	18,357,122

Changes from principal transactions:
Purchase payments	143,138	190,699	11,073,169	20,738,936	782,556	1,218,067
Transfers between sub-accounts and the company	9,306,224	845,874	17,816,473	19,034,364	(10,175,755)	(2,251,887)
Withdrawals	(9,054,994)	(6,890,006)	(8,271,097)	(4,915,742)	(18,282,081)	(14,997,795)
Annual contract fee	(149,483)	(170,359)	(1,415,599)	(1,391,954)	(497,689)	(505,013)

Net increase (decrease) in contract owners’ equity from principal transactions	244,885	(6,023,792)	19,202,946	33,465,604	(28,172,969)	(16,536,628)

Total increase (decrease) in contract owners’ equity	(139,756)	(6,455,794)	16,752,420	49,430,051	(61,987,374)	1,820,494

Contract owners’ equity at beginning of period	26,235,859	32,691,653	172,165,587	122,735,536	174,978,526	173,158,032

Contract owners’ equity at end of period	$26,096,103	$26,235,859	$188,918,007	$172,165,587	$112,991,152	$174,978,526

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,097,486	2,574,889	14,733,437	11,608,152	4,483,909	4,956,632
Units issued	1,584,371	757,557	2,727,498	3,581,353	731,935	914,539

Units redeemed	1,566,141	1,234,960	992,135	456,068	1,491,383	1,387,262

Units, end of period	2,115,716	2,097,486	16,468,800	14,733,437	3,724,461	4,483,909

See accompanying notes.

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,113,460	$1,948,657	$724,665	$967,611	$863,003	$1,097,177
Expenses:
Mortality and expense risk and administrative charges	(502,204)	(428,354)	(790,705)	(793,238)	(1,104,710)	(1,053,551)

Net investment income (loss)	1,611,256	1,520,303	(66,040)	174,373	(241,707)	43,626

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	441,588	(645,282)	36,886	(9,137,009)	1,517,166	(9,571,385)

Realized gains (losses)	441,588	(645,282)	36,886	(9,137,009)	1,517,166	(9,571,385)

Unrealized appreciation (depreciation) during the period	(2,057,123)	1,927,056	3,662,429	21,421,897	3,471,551	25,150,963

Net increase (decrease) in contract owners’ equity from operations	(4,279)	2,802,077	3,633,275	12,459,261	4,747,010	15,623,204

Changes from principal transactions:
Purchase payments	155,025	168,493	260,411	260,074	730,943	534,242
Transfers between sub-accounts and the company	3,440,522	7,975,723	(3,882,289)	1,006,822	(3,921,885)	648,223
Withdrawals	(5,067,846)	(2,690,366)	(7,179,101)	(6,799,295)	(8,172,994)	(6,417,168)
Annual contract fee	(94,038)	(82,612)	(133,009)	(136,821)	(237,840)	(242,954)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,566,337)	5,371,238	(10,933,988)	(5,669,220)	(11,601,776)	(5,477,657)

Total increase (decrease) in contract owners’ equity	(1,570,616)	8,173,315	(7,300,713)	6,790,041	(6,854,766)	10,145,547

Contract owners’ equity at beginning of period	31,946,884	23,773,569	55,339,432	48,549,391	72,145,442	61,999,895

Contract owners’ equity at end of period	$30,376,268	$31,946,884	$48,038,719	$55,339,432	$65,290,676	$72,145,442

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,849,601	1,526,486	1,872,263	2,091,375	3,033,454	3,296,683
Units issued	588,722	824,675	218,608	382,264	445,607	690,523

Units redeemed	682,273	501,560	587,299	601,376	930,426	953,752

Units, end of period	1,756,050	1,849,601	1,503,572	1,872,263	2,548,635	3,033,454

See accompanying notes.

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$2,625,754	$8,823,330	$—	$68	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,145,558)	(1,292,125)	(1,538,924)	(1,534,886)	(758,748)	(751,903)

Net investment income (loss)	1,480,196	7,531,205	(1,538,924)	(1,534,818)	(758,748)	(751,903)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,023,853)	(3,351,599)	10,450,748	6,594,720	6,774,398	1,323,782

Realized gains (losses)	(1,023,853)	(3,351,599)	10,450,748	6,594,720	6,774,398	1,323,782

Unrealized appreciation (depreciation) during the period	6,468,592	1,471,447	(17,197,966)	16,297,297	(10,090,183)	9,034,677

Net increase (decrease) in contract owners’ equity from operations	6,924,935	5,651,053	(8,286,142)	21,357,199	(4,074,533)	9,606,556

Changes from principal transactions:
Purchase payments	320,593	215,479	460,037	568,294	239,025	325,445
Transfers between sub-accounts and the company	(4,027,434)	(4,054,000)	(9,413,046)	(5,530,914)	(3,753,772)	(2,209,303)
Withdrawals	(9,826,858)	(10,080,940)	(11,108,423)	(11,131,978)	(5,631,373)	(5,110,516)
Annual contract fee	(201,658)	(217,641)	(332,149)	(349,910)	(176,950)	(178,161)

Net increase (decrease) in contract owners’ equity from principal transactions	(13,735,357)	(14,137,102)	(20,393,581)	(16,444,508)	(9,323,070)	(7,172,535)

Total increase (decrease) in contract owners’ equity	(6,810,422)	(8,486,049)	(28,679,723)	4,912,691	(13,397,603)	2,434,021

Contract owners’ equity at beginning of period	77,015,800	85,501,849	113,407,716	108,495,025	53,799,402	51,365,381

Contract owners’ equity at end of period	$70,205,378	$77,015,800	$84,727,993	$113,407,716	$40,401,799	$53,799,402

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,727,373	5,613,322	8,373,854	9,846,551	3,165,493	3,708,685
Units issued	1,383,341	988,640	583,213	596,334	771,935	773,611

Units redeemed	2,202,008	1,874,589	2,217,946	2,069,031	1,321,175	1,316,803

Units, end of period	3,908,706	4,727,373	6,739,121	8,373,854	2,616,253	3,165,493

See accompanying notes.

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$1,633,122	$1,221,384	$1,491,818	$982,139	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,093,169)	(869,950)	(1,024,768)	(852,026)	(2,897)	(1,243)

Net investment income (loss)	539,953	351,434	467,050	130,113	(2,897)	(1,243)

Realized gains (losses) on investments:
Capital gain distributions received	178,047	20,198	161,842	18,875	9,226	—
Net realized gain (loss)	398,457	299,075	329,340	275,448	7,657	3,985

Realized gains (losses)	576,504	319,273	491,182	294,323	16,883	3,985

Unrealized appreciation (depreciation) during the period	(211,365)	140,035	(398,205)	103,794	(57,436)	27,891

Net increase (decrease) in contract owners’ equity from operations	905,092	810,742	560,027	528,230	(43,450)	30,633

Changes from principal transactions:
Purchase payments	412,773	97,569	287,324	301,379	29,798	42,659
Transfers between sub-accounts and the company	(3,477,088)	90,322,657	1,464,789	81,893,354	255,603	57,381
Withdrawals	(11,861,574)	(10,102,334)	(8,651,174)	(7,713,494)	(18,739)	(11,691)
Annual contract fee	(140,052)	(106,309)	(172,351)	(135,541)	(1,748)	(1,621)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,065,941)	80,211,583	(7,071,412)	74,345,698	264,914	86,728

Total increase (decrease) in contract owners’ equity	(14,160,849)	81,022,325	(6,511,385)	74,873,928	221,464	117,361

Contract owners’ equity at beginning of period	81,022,325	—	74,873,928	—	203,460	86,099

Contract owners’ equity at end of period	$66,861,476	$81,022,325	$68,362,543	$74,873,928	$424,924	$203,460

	2011	2010	2011	2010	2011	2010
Units, beginning of period	6,421,693	—	5,946,931	—	15,250	7,788
Units issued	939,030	7,847,614	1,689,749	7,327,353	21,372	10,498

Units redeemed	2,129,430	1,425,921	2,255,905	1,380,422	2,205	3,036

Units, end of period	5,231,293	6,421,693	5,380,775	5,946,931	34,417	15,250

See accompanying notes.

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$178,032	$82,900	$539,197	$169,498
Expenses:
Mortality and expense risk and administrative charges	(585,176)	(496,715)	(252,117)	(250,886)	(934,491)	(951,202)

Net investment income (loss)	(585,176)	(496,715)	(74,085)	(167,986)	(395,294)	(781,704)

Realized gains (losses) on investments:
Capital gain distributions received	850,062	—	67,690	—	242,784	—
Net realized gain (loss)	6,413,048	(450,506)	(491,620)	(938,866)	(1,687,756)	(3,703,468)

Realized gains (losses)	7,263,110	(450,506)	(423,930)	(938,866)	(1,444,972)	(3,703,468)

Unrealized appreciation (depreciation) during the period	(9,887,859)	6,549,984	(445,655)	4,781,483	(1,618,985)	17,541,729

Net increase (decrease) in contract owners’ equity from operations	(3,209,925)	5,602,763	(943,670)	3,674,631	(3,459,251)	13,056,557

Changes from principal transactions:
Purchase payments	196,678	243,197	52,931	49,555	305,017	277,844
Transfers between sub-accounts and the company	4,395,863	632,747	(1,225,308)	492,952	(1,938,398)	(2,852,894)
Withdrawals	(5,142,267)	(3,451,075)	(2,215,218)	(1,371,681)	(6,319,690)	(4,704,856)
Annual contract fee	(101,380)	(94,595)	(56,773)	(58,182)	(287,065)	(317,986)

Net increase (decrease) in contract owners’ equity from principal transactions	(651,106)	(2,669,726)	(3,444,368)	(887,356)	(8,240,136)	(7,597,892)

Total increase (decrease) in contract owners’ equity	(3,861,031)	2,933,037	(4,388,038)	2,787,275	(11,699,387)	5,458,665

Contract owners’ equity at beginning of period	33,603,888	30,670,851	18,602,242	15,814,967	64,424,978	58,966,313

Contract owners’ equity at end of period	$29,742,857	$33,603,888	$14,214,204	$18,602,242	$52,725,591	$64,424,978

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,880,038	2,052,359	1,068,443	1,130,357	3,569,664	4,052,504
Units issued	1,079,129	563,936	70,885	152,510	160,972	337,029

Units redeemed	1,143,911	736,257	272,489	214,424	619,011	819,869

Units, end of period	1,815,256	1,880,038	866,839	1,068,443	3,111,625	3,569,664

See accompanying notes.

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$26,107	$—	$19,210	$—	$4,813	$1,273
Expenses:
Mortality and expense risk and administrative charges	(449,037)	(453,115)	(504,263)	(482,249)	(5,030)	(3,127)

Net investment income (loss)	(422,930)	(453,115)	(485,053)	(482,249)	(217)	(1,854)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,501,274)	(3,223,195)	532,453	(3,743,722)	62,723	2,862

Realized gains (losses)	(1,501,274)	(3,223,195)	532,453	(3,743,722)	62,723	2,862

Unrealized appreciation (depreciation) during the period	689,382	10,810,979	(1,533,890)	11,108,338	(69,051)	74,674

Net increase (decrease) in contract owners’ equity from operations	(1,234,822)	7,134,669	(1,486,490)	6,882,367	(6,545)	75,682

Changes from principal transactions:
Purchase payments	103,171	125,315	165,045	175,633	58,570	81,781
Transfers between sub-accounts and the company	(4,664,312)	2,300,972	(2,400,018)	4,064,240	98,644	28,775
Withdrawals	(3,774,568)	(4,077,123)	(3,333,582)	(3,337,054)	(23,857)	(8,185)
Annual contract fee	(87,264)	(90,552)	(120,038)	(124,660)	(2,119)	(2,695)

Net increase (decrease) in contract owners’ equity from principal transactions	(8,422,973)	(1,741,388)	(5,688,593)	778,159	131,238	99,676

Total increase (decrease) in contract owners’ equity	(9,657,795)	5,393,281	(7,175,083)	7,660,526	124,693	175,358

Contract owners’ equity at beginning of period	33,857,311	28,464,030	34,524,461	26,863,935	416,303	240,945

Contract owners’ equity at end of period	$24,199,516	$33,857,311	$27,349,378	$34,524,461	$540,996	$416,303

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,570,258	1,685,652	1,696,568	1,671,563	26,807	19,366
Units issued	197,030	433,004	304,546	696,336	16,030	8,265

Units redeemed	590,027	548,398	583,517	671,331	8,065	824

Units, end of period	1,177,261	1,570,258	1,417,597	1,696,568	34,772	26,807

See accompanying notes.

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$253,994	$64,121	$369,333	$1,012,758	$263,377	$886,695
Expenses:
Mortality and expense risk and administrative charges	(669,013)	(662,837)	(1,049,016)	(1,142,682)	(1,168,773)	(1,215,884)

Net investment income (loss)	(415,019)	(598,716)	(679,683)	(129,924)	(905,396)	(329,189)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,334,226	1,081,321	(3,828,800)	(8,073,782)	(3,399,806)	(6,975,736)

Realized gains (losses)	4,334,226	1,081,321	(3,828,800)	(8,073,782)	(3,399,806)	(6,975,736)

Unrealized appreciation (depreciation) during the period	(4,197,158)	8,041,429	3,006,095	21,578,460	2,392,853	20,633,152

Net increase (decrease) in contract owners’ equity from operations	(277,951)	8,524,034	(1,502,388)	13,374,754	(1,912,349)	13,328,227

Changes from principal transactions:
Purchase payments	189,975	298,336	276,534	223,405	427,235	507,683
Transfers between sub-accounts and the company	(1,367,499)	8,032,771	(5,069,627)	(5,760,662)	(3,280,424)	(4,531,574)
Withdrawals	(5,265,952)	(4,969,653)	(9,382,795)	(10,176,908)	(8,093,773)	(7,693,660)
Annual contract fee	(113,664)	(125,197)	(185,401)	(218,386)	(256,816)	(292,990)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,557,140)	3,236,257	(14,361,289)	(15,932,551)	(11,203,778)	(12,010,541)

Total increase (decrease) in contract owners’ equity	(6,835,091)	11,760,291	(15,863,677)	(2,557,797)	(13,116,127)	1,317,686

Contract owners’ equity at beginning of period	49,173,911	37,413,620	77,464,248	80,022,045	79,849,833	78,532,147

Contract owners’ equity at end of period	$42,338,820	$49,173,911	$61,600,571	$77,464,248	$66,733,706	$79,849,833

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,769,478	2,610,714	3,137,803	3,876,782	3,907,714	4,564,364
Units issued	660,836	1,352,961	86,401	107,705	185,482	230,762

Units redeemed	1,025,869	1,194,197	668,842	846,684	727,864	887,412

Units, end of period	2,404,445	2,769,478	2,555,362	3,137,803	3,365,332	3,907,714

See accompanying notes.

78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$—	$—	$—	$—	$6,856,808	$5,461,644
Expenses:
Mortality and expense risk and administrative charges	(507,383)	(534,335)	(342,122)	(346,683)	(1,021,135)	(171,370)

Net investment income (loss)	(507,383)	(534,335)	(342,122)	(346,683)	5,835,673	5,290,274

Realized gains (losses) on investments:
Capital gain distributions received	—	557,346	—	335,569	—	—
Net realized gain (loss)	2,029,311	852,848	1,185,884	604,733	(973,057)	(44,841)

Realized gains (losses)	2,029,311	1,410,194	1,185,884	940,302	(973,057)	(44,841)

Unrealized appreciation (depreciation) during the period	(4,299,020)	6,597,633	(2,637,800)	3,711,838	(4,258,237)	(4,096,503)

Net increase (decrease) in contract owners’ equity from operations	(2,777,092)	7,473,492	(1,794,038)	4,305,457	604,379	1,148,930

Changes from principal transactions:
Purchase payments	74,646	118,812	153,441	170,132	40,533	7,663
Transfers between sub-accounts and the company	(3,726,860)	(2,235,116)	(1,060,425)	(703,971)	(3,106,054)	75,898,532
Withdrawals	(3,729,010)	(4,154,094)	(2,359,021)	(2,213,904)	(12,025,876)	(2,222,631)
Annual contract fee	(105,194)	(118,372)	(89,821)	(97,854)	(99,008)	(14,587)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,486,418)	(6,388,770)	(3,355,826)	(2,845,597)	(15,190,405)	73,668,977

Total increase (decrease) in contract owners’ equity	(10,263,510)	1,084,722	(5,149,864)	1,459,860	(14,586,026)	74,817,907

Contract owners’ equity at beginning of period	38,475,742	37,391,020	23,082,682	21,622,822	74,817,907	—

Contract owners’ equity at end of period	$28,212,232	$38,475,742	$17,932,818	$23,082,682	$60,231,881	$74,817,907

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,377,741	2,846,684	1,432,916	1,648,670	4,069,460	—
Units issued	77,890	164,711	107,680	306,452	274,849	4,300,419

Units redeemed	550,623	633,654	320,045	522,206	1,087,215	230,959

Units, end of period	1,905,008	2,377,741	1,220,551	1,432,916	3,257,094	4,069,460

See accompanying notes.

79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust A Series II		Total Bond Market Trust A Series NAV
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$7,227,667	$5,746,958	$3,407,504	$961,037	$3,861,425	$2,370,143
Expenses:
Mortality and expense risk and administrative charges	(1,173,645)	(365,568)	(1,060,622)	(191,994)	(938,753)	(502,017)

Net investment income (loss)	6,054,022	5,381,390	2,346,882	769,043	2,922,672	1,868,126

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(599,322)	1,227,520	888,722	56,081	786,181	300,937

Realized gains (losses)	(599,322)	1,227,520	888,722	56,081	786,181	300,937

Unrealized appreciation (depreciation) during the period	(5,179,938)	(4,064,984)	(528,807)	(1,136,738)	2,867,473	(180,410)

Net increase (decrease) in contract owners’ equity from operations	274,762	2,543,926	2,706,797	(311,614)	6,576,326	1,988,653

Changes from principal transactions:
Purchase payments	396,524	156,271	4,306,455	5,360,843	10,905,571	23,580,947
Transfers between sub-accounts and the company	(3,220,715)	66,631,706	86,342,749	37,552,113	23,522,039	32,095,606
Withdrawals	(11,314,379)	(2,772,211)	(10,233,949)	(2,610,078)	(4,016,394)	(1,917,945)
Annual contract fee	(216,571)	(66,888)	(475,198)	(112,587)	(1,195,427)	(1,120,478)

Net increase (decrease) in contract owners’ equity from principal transactions	(14,355,141)	63,948,878	79,940,057	40,190,291	29,215,789	52,638,130

Total increase (decrease) in contract owners’ equity	(14,080,379)	66,492,804	82,646,854	39,878,677	35,792,115	54,626,783

Contract owners’ equity at beginning of period	78,797,970	12,305,166	40,747,472	868,795	85,281,810	30,655,027

Contract owners’ equity at end of period	$64,717,591	$78,797,970	$123,394,326	$40,747,472	$121,073,925	$85,281,810

	2011	2010	2011	2010	2011	2010
Units, beginning of period	4,425,957	767,713	3,043,431	64,240	6,261,790	2,360,787
Units issued	338,981	4,479,063	13,653,724	3,876,657	3,028,806	4,292,037

Units redeemed	1,143,622	820,819	7,954,041	897,466	921,717	391,034

Units, end of period	3,621,316	4,425,957	8,743,114	3,043,431	8,368,879	6,261,790

See accompanying notes.

80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series II		Total Stock Market Index Trust Series I
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$8,588,166	$6,024,933	$11,153,996	$7,054,586	$144,905	$167,477
Expenses:
Mortality and expense risk and administrative charges	(3,140,502)	(3,832,504)	(4,516,489)	(5,261,075)	(185,090)	(196,488)

Net investment income (loss)	5,447,664	2,192,429	6,637,507	1,793,511	(40,185)	(29,011)

Realized gains (losses) on investments:
Capital gain distributions received	7,729,006	4,431,887	10,384,056	5,707,349	—	—
Net realized gain (loss)	2,910,447	4,715,820	6,237,691	7,306,637	75,411	(17,149)

Realized gains (losses)	10,639,453	9,147,707	16,621,747	13,013,986	75,411	(17,149)

Unrealized appreciation (depreciation) during the period	(11,127,547)	3,829,451	(17,563,790)	3,777,579	(156,404)	1,883,392

Net increase (decrease) in contract owners’ equity from operations	4,959,570	15,169,587	5,695,464	18,585,076	(121,178)	1,837,232

Changes from principal transactions:
Purchase payments	913,016	2,187,539	1,659,449	2,296,271	22,713	29,898
Transfers between sub-accounts and the company	(12,039,248)	9,164,154	(14,084,186)	20,989,569	(572,050)	(762,360)
Withdrawals	(39,072,841)	(41,069,925)	(41,004,238)	(37,123,758)	(1,425,692)	(1,198,856)
Annual contract fee	(498,139)	(624,438)	(740,772)	(853,863)	(28,417)	(30,868)

Net increase (decrease) in contract owners’ equity from principal transactions	(50,697,212)	(30,342,670)	(54,169,747)	(14,691,781)	(2,003,446)	(1,962,186)

Total increase (decrease) in contract owners’ equity	(45,737,642)	(15,173,083)	(48,474,283)	3,893,295	(2,124,624)	(124,954)

Contract owners’ equity at beginning of period	234,958,922	250,132,005	310,048,956	306,155,661	13,294,922	13,419,876

Contract owners’ equity at end of period	$189,221,280	$234,958,922	$261,574,673	$310,048,956	$11,170,298	$13,294,922

	2011	2010	2011	2010	2011	2010
Units, beginning of period	11,096,418	12,463,088	17,037,465	17,775,787	1,104,523	1,288,506
Units issued	1,013,165	2,251,147	2,883,045	6,593,153	37,962	35,169

Units redeemed	3,342,471	3,617,817	5,825,235	7,331,475	202,543	219,152

Units, end of period	8,767,112	11,096,418	14,095,275	17,037,465	939,942	1,104,523

See accompanying notes.

81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$365,965	$425,196	$44,658	$5,779	$1,539,206	$313,582
Expenses:
Mortality and expense risk and administrative charges	(574,540)	(624,612)	(14,193)	(1,260)	(1,173,802)	(180,062)

Net investment income (loss)	(208,575)	(199,416)	30,465	4,519	365,404	133,520

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(614,775)	(1,298,845)	(5,053)	489	(380,326)	(3,775)

Realized gains (losses)	(614,775)	(1,298,845)	(5,053)	489	(380,326)	(3,775)

Unrealized appreciation (depreciation) during the period	420,519	6,975,838	(39,933)	(5,439)	(1,312,076)	(305,367)

Net increase (decrease) in contract owners’ equity from operations	(402,831)	5,477,577	(14,521)	(431)	(1,326,998)	(175,622)

Changes from principal transactions:
Purchase payments	130,120	272,208	136,673	343,032	44,281,187	8,077,839
Transfers between sub-accounts and the company	(2,313,202)	(3,594,688)	3,082,495	622,010	72,081,670	31,734,503
Withdrawals	(3,919,564)	(3,676,531)	(697,686)	(277,761)	(24,634,229)	(4,147,393)
Annual contract fee	(184,029)	(219,409)	(23,922)	(9,550)	(449,397)	(71,440)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,286,675)	(7,218,420)	2,497,560	677,731	91,279,231	35,593,509

Total increase (decrease) in contract owners’ equity	(6,689,506)	(1,740,843)	2,483,039	677,300	89,952,233	35,417,887

Contract owners’ equity at beginning of period	39,945,478	41,686,321	677,300	—	35,417,887	—

Contract owners’ equity at end of period	$33,255,972	$39,945,478	$3,160,339	$677,300	$125,370,120	$35,417,887

	2011	2010	2011	2010	2011	2010
Units, beginning of period	2,546,504	3,055,658	54,305	—	2,854,429	—
Units issued	66,625	65,656	370,087	103,024	13,311,559	3,839,229

Units redeemed	460,675	574,810	169,170	48,719	5,908,304	984,800

Units, end of period	2,152,454	2,546,504	255,222	54,305	10,257,684	2,854,429

See accompanying notes.

82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II		Value Opportunities
	2011	2010	2011	2010	2011	2010
Income:
Dividend distributions received	$783,135	$505,422	$900,094	$546,273	$9,479	$16,774
Expenses:
Mortality and expense risk and administrative charges	(340,189)	(346,070)	(414,707)	(416,385)	(66,032)	(69,823)

Net investment income (loss)	442,946	159,352	485,387	129,888	(56,553)	(53,049)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,164,737)	(3,007,837)	(945,375)	(3,087,413)	(396,164)	(536,789)

Realized gains (losses)	(1,164,737)	(3,007,837)	(945,375)	(3,087,413)	(396,164)	(536,789)

Unrealized appreciation (depreciation) during the period	1,860,296	5,333,224	1,760,276	5,691,175	302,985	1,698,332

Net increase (decrease) in contract owners’ equity from operations	1,138,505	2,484,739	1,300,288	2,733,650	(149,732)	1,108,494

Changes from principal transactions:
Purchase payments	96,565	62,850	116,827	73,063	5,186	480
Transfers between sub-accounts and the company	(507,045)	(1,310,782)	629,687	(1,749,674)	(275,445)	(279,138)
Withdrawals	(3,128,182)	(3,003,168)	(3,341,389)	(2,807,341)	(761,141)	(528,689)
Annual contract fee	(66,625)	(75,216)	(90,211)	(99,308)	(15,892)	(18,045)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,605,287)	(4,326,316)	(2,685,086)	(4,583,260)	(1,047,292)	(825,392)

Total increase (decrease) in contract owners’ equity	(2,466,782)	(1,841,577)	(1,384,798)	(1,849,610)	(1,197,024)	283,102
Contract owners’ equity at beginning of period	22,950,840	24,792,417	26,637,339	28,486,949	4,893,343	4,610,241

Contract owners’ equity at end of period	$20,484,058	$22,950,840	$25,252,541	$26,637,339	$3,696,319	$4,893,343

	2011	2010	2011	2010	2011	2010
Units, beginning of period	1,163,379	1,410,049	907,563	1,086,877	142,766	167,144
Units issued	200,007	136,732	141,384	89,346	1,096	1,187
Units redeemed	376,047	383,402	229,614	268,660	32,563	25,565

Units, end of period	987,339	1,163,379	819,333	907,563	111,299	142,766

See accompanying notes.

83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2011	2010	2011	2010
Income:
Dividend distributions received	$1,028,959	$990,501	$251,373	$232,349
Expenses:
Mortality and expense risk and administrative charges	(1,282,214)	(1,339,713)	(472,672)	(475,172)

Net investment income (loss)	(253,255)	(349,212)	(221,299)	(242,823)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	(1,377,514)	(4,504,896)	367,914	(2,478,538)

Realized gains (losses)	(1,377,514)	(4,504,896)	367,914	(2,478,538)

Unrealized appreciation (depreciation) during the period	1,838,368	23,801,518	(526,470)	8,018,498

Net increase (decrease) in contract owners’ equity from operations	207,599	18,947,410	(379,855)	5,297,137

Changes from principal transactions:
Purchase payments	819,567	1,222,610	125,095	141,211
Transfers between sub-accounts and the company	(5,036,861)	(4,952,287)	(1,567,684)	208,358
Withdrawals	(11,320,862)	(9,488,281)	(3,045,249)	(3,152,394)
Annual contract fee	(333,484)	(344,854)	(92,750)	(97,766)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,871,640)	(13,562,812)	(4,580,588)	(2,900,591)

Total increase (decrease) in contract owners’ equity	(15,664,041)	5,384,598	(4,960,443)	2,396,546
Contract owners’ equity at beginning of period	104,427,585	99,042,987	31,318,089	28,921,543

Contract owners’ equity at end of period	$88,763,544	$104,427,585	$26,357,646	$31,318,089

	2011	2010	2011	2010
Units, beginning of period	5,103,953	5,780,835	1,627,685	1,797,563
Units issued	431,425	334,770	205,023	375,080
Units redeemed	1,102,593	1,011,652	448,855	544,958

Units, end of period	4,432,785	5,103,953	1,383,853	1,627,685

See accompanying notes.

84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 153 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Outside Trusts (the “Outside Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2011 are as follows:

Sub-accounts Closed	2011
American Bond Trust Series II	10/28/2011
American Bond Trust Series III	10/28/2011
Core Diversified Growth & Income Trust Series II	9/30/2011
High Income Trust Series II	4/29/2011
Large Cap Value Trust Series I	4/29/2011
Large Cap Value Trust Series II	4/29/2011

Sub-accounts Opened	2011
Bond PS Series II	6/20/2011
Bond Trust Series I	10/28/2011
Bond Trust Series II	10/28/2011
Core Allocation Trust Series NAV	1/3/2011
Core Balanced Trust Series NAV	2/1/2011
Core Diversified Growth & Income Trust Series II	1/1/2011
Core Global Diversification Trust Series I	2/1/2011
Lifestyle Balanced Trust Series NAV	3/1/2011
Lifestyle Balanced PS Series II	6/20/2011
Lifestyle Conservative PS Series II	6/20/2011
Lifestyle Growth Trust Series NAV	3/1/2011
Lifestyle Growth PS Series II	6/20/2011
Lifestyle Moderate PS Series II	6/20/2011

85

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

1.	Organization - (Continued)

As of a result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Optimized All Cap Trust Series II	Fundamental All Cap Core Trust Series II	10/31/2011
American Fundamental Holdings Trust Series II	Fundamental Holdings Trust Series II	10/1/2011
American Fundamental Holdings Trust Series III	Fundamental Holdings Trust Series III	10/1/2011
Optimized Value Trust Series II	Fundamental Large Cap Value Trust Series II	10/31/2011
American Global Diversification Trust Series II	Global Diversification Trust Series II	10/1/2011

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2011.

86

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2011, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust and the Outside Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2011.

87

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2011.

Mutual Funds
Level 1	$45,020,396,821
Level 2	—
Level 3	—

$45,020,396,821

As of December 31, 2011, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. During the year ended December 31, 2011, there were no significant transfers in or out of Level 1, Level 2 or Level 3.

88

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2011 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series NAV	$2,538,608	$8,884,776
500 Index Trust Series I	6,140,952	21,565,359
500 Index Trust Series II	7,192,982	12,617,916
500 Index Trust Series NAV	52,877,839	10,236,285
Active Bond Trust Series I	7,107,368	15,838,342
Active Bond Trust Series II	29,328,102	89,917,643
All Cap Core Trust Series I	2,175,858	10,494,413
All Cap Core Trust Series II	329,220	1,424,076
All Cap Value Trust Series I	2,781,992	6,670,988
All Cap Value Trust Series II	2,613,167	5,799,171
American Asset Allocation Trust Series I	5,586,368	30,582,914
American Asset Allocation Trust Series II	28,054,007	156,758,528
American Asset Allocation Trust Series III	5,340,240	11,883,574
American Blue-Chip Income & Growth Trust Series II	5,392,896	15,499,300
American Blue-Chip Income & Growth Trust Series III	27,809,957	8,576,651
American Bond Trust Series II	22,997,551	718,390,275
American Bond Trust Series III	32,253,801	240,550,844
American Global Growth Trust Series II	15,314,364	38,323,310
American Global Growth Trust Series III	787,623	287,917
American Global Small Capitalization Trust Series II	9,633,169	21,144,619
American Global Small Capitalization Trust Series III	7,238,854	2,100,553
American Growth Trust Series II	56,714,970	207,844,299
American Growth Trust Series III	18,754,297	5,251,735
American Growth-Income Trust Series I	5,046,304	35,350,097
American Growth-Income Trust Series II	37,185,664	148,741,993
American Growth-Income Trust Series III	6,208,486	7,273,622
American High-Income Bond Trust Series II	13,587,538	19,503,537
American High-Income Bond Trust Series III	5,335,297	3,572,675
American International Trust Series II	57,667,362	108,100,643
American International Trust Series III	19,381,564	746,478
American New World Trust Series II	13,883,463	30,251,324
American New World Trust Series III	835,847	428,674
Balanced Trust Series I	348,168	38,712
Basic Value Focus	190,922	2,332,325
Blue Chip Growth Trust Series I	9,645,130	57,489,877
Blue Chip Growth Trust Series II	17,784,953	31,462,941
Bond PS Series II	13,279,407	10,955,258
Bond Trust Series I	231,583,046	618,846
Bond Trust Series II	581,290,413	13,288,344
Capital Appreciation Trust Series I	7,075,921	39,307,547
Capital Appreciation Trust Series II	7,768,294	18,410,093
Capital Appreciation Value Trust Series II	11,658,230	44,724,321
Core Allocation Plus Trust Series I	1,934,586	1,663,307
Core Allocation Plus Trust Series II	10,697,702	17,530,475
Core Allocation Trust Series I	4,778,910	1,732,254
Core Allocation Trust Series II	48,249,329	16,092,723
Core Allocation Trust Series NAV	26,087	276
Core Balanced Trust Series I	11,326,618	2,307,195
Core Balanced Trust Series II	75,257,819	25,917,328
Core Balanced Trust Series NAV	358,151	3,753

89

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments - (Continued)

	Purchases	Sales
Sub-accounts:
Core Balanced Strategy Trust Series NAV	$135,325	$160,529
Core Bond Trust Series II	9,171,590	9,496,536
Core Disciplined Diversification Trust Series II	75,387,318	28,702,269
Core Diversified Growth & Income Trust Series II	6,198	6,127
Core Fundamental Holdings Trust Series II	66,157,143	34,595,532
Core Fundamental Holdings Trust Series III	5,871,992	2,433,597
Core Global Diversification Trust Series I	154,106	1,589
Core Global Diversification Trust Series II	81,554,751	53,062,498
Core Global Diversification Trust Series III	5,131,675	2,530,356
Core Strategy Trust Series II	63,151,793	74,873,935
Core Strategy Trust Series NAV	148,143	615,773
Disciplined Diversification Trust Series II	8,311,540	32,016,860
DWS Equity 500 Index	367,868	2,592,618
Equity-Income Trust Series I	30,558,165	55,528,154
Equity-Income Trust Series II	37,926,263	35,589,912
Financial Services Trust Series I	1,203,307	4,952,227
Financial Services Trust Series II	2,203,742	7,377,980
Founding Allocation Trust Series I	2,950,001	4,056,489
Founding Allocation Trust Series II	36,075,349	159,003,690
Fundamental All Cap Core Trust Series II (a)	2,084,380	10,707,414
Fundamental Holdings Trust Series II (b)	18,904,745	117,609,248
Fundamental Holdings Trust Series III (c)	3,115,224	4,372,829
Fundamental Large Cap Value Trust Series II (d)	2,014,720	2,962,283
Fundamental Value Trust Series I	5,813,067	69,466,183
Fundamental Value Trust Series II	13,113,260	56,359,566
Global Allocation	39,894	195,738
Global Bond Trust Series I	18,319,910	27,639,975
Global Bond Trust Series II	31,304,050	53,461,012
Global Diversification Trust Series II (e)	19,907,479	99,134,004
Global Trust Series I	9,491,450	23,100,157
Global Trust Series II	3,541,635	5,895,837
Health Sciences Trust Series I	10,086,837	15,835,000
Health Sciences Trust Series II	13,480,833	18,319,819
High Income Trust Series II	1,434,319	21,997,698
High Yield Trust Series I	38,039,933	42,652,004
High Yield Trust Series II	70,861,858	73,878,692
International Core Trust Series I	4,167,013	9,317,379
International Core Trust Series II	4,040,200	7,032,119
International Equity Index Trust A Series I	2,286,037	7,667,262
International Equity Index Trust A Series II	3,736,036	8,716,507
International Equity Index Trust B Series NAV	2,019,303	3,267,142
International Opportunities Trust Series II	5,158,273	11,678,852
International Small Company Trust Series I	2,414,129	11,821,602
International Small Company Trust Series II	4,692,939	9,150,833
International Value Trust Series I	7,370,793	27,036,518
International Value Trust Series II	12,375,169	25,669,487
Investment Quality Bond Trust Series I	47,499,932	37,970,010
Investment Quality Bond Trust Series II	20,636,289	38,305,639

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.
(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

90

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments - (Continued)

	Purchases	Sales
Sub-accounts:
Large Cap Trust Series I	$2,467,916	$21,875,805
Large Cap Trust Series II	675,157	1,548,988
Large Cap Value Trust Series I	1,294,959	21,223,733
Large Cap Value Trust Series II	1,402,243	23,654,317
Lifestyle Aggressive Trust Series I	11,550,459	22,339,013
Lifestyle Aggressive Trust Series II	16,270,023	37,555,305
Lifestyle Balanced Trust Series I	105,225,949	119,084,714
Lifestyle Balanced Trust Series II	534,977,555	1,210,189,216
Lifestyle Balanced Trust Series NAV	73,921	685
Lifestyle Balanced PS Series II	67,960,054	710,397
Lifestyle Conservative Trust Series I	65,018,318	72,136,660
Lifestyle Conservative Trust Series II	506,126,875	536,741,273
Lifestyle Conservative PS Series II	28,577,073	1,308,771
Lifestyle Growth Trust Series I	99,766,145	105,062,587
Lifestyle Growth Trust Series II	713,364,623	1,303,858,548
Lifestyle Growth Trust Series NAV	164,314	1,524
Lifestyle Growth PS Series II	90,580,694	3,873,812
Lifestyle Moderate Trust Series I	54,308,601	65,421,739
Lifestyle Moderate Trust Series II	330,096,828	440,908,852
Lifestyle Moderate PS Series II	34,217,287	435,676
Mid Cap Index Trust Series I	5,109,823	12,864,729
Mid Cap Index Trust Series II	11,491,477	21,428,106
Mid Cap Stock Trust Series I	18,738,962	42,005,599
Mid Cap Stock Trust Series II	16,383,158	33,040,120
Mid Value Trust Series I	3,877,035	20,173,271
Mid Value Trust Series II	4,819,350	21,160,649
Money Market Trust Series I	165,418,528	169,548,169
Money Market Trust Series II	728,793,241	692,921,649
Money Market Trust B Series NAV	19,639,793	19,779,548
Mutual Shares Trust Series I	31,222,271	11,917,424
Natural Resources Trust Series II	26,497,704	56,611,578
PIMCO All Asset	12,394,310	12,349,390
Real Estate Securities Trust Series I	7,580,150	18,580,178
Real Estate Securities Trust Series II	11,124,308	22,967,792
Real Return Bond Trust Series II	26,321,946	38,577,107
Science & Technology Trust Series I	6,821,323	28,753,829
Science & Technology Trust Series II	13,347,290	23,429,108
Short Term Government Income Trust Series I	13,670,379	28,018,320
Short Term Government Income Trust Series II	22,745,119	29,187,639
Small Cap Growth Trust Series I	303,167	31,923
Small Cap Growth Trust Series II	21,442,471	21,828,691
Small Cap Index Trust Series I	1,426,472	4,877,234
Small Cap Index Trust Series II	3,372,009	11,764,657
Small Cap Opportunities Trust Series I	4,308,927	13,154,829
Small Cap Opportunities Trust Series II	5,792,616	11,966,263
Small Cap Value Trust Series I	259,741	128,720
Small Cap Value Trust Series II	11,742,565	18,714,722

91

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

6.	Purchases and Sales of Investments - (Continued)

	Purchases	Sales
Sub-accounts:
Small Company Value Trust Series I	$2,337,853	$17,378,826
Small Company Value Trust Series II	3,668,087	15,777,262
Smaller Company Growth Trust Series I	1,240,082	9,233,883
Smaller Company Growth Trust Series II	1,680,112	5,378,060
Strategic Income Opportunities Trust Series I	11,936,623	21,291,354
Strategic Income Opportunities Trust Series II	13,229,727	21,530,846
Total Bond Market Trust A Series II	193,271,353	110,984,415
Total Bond Market Trust A Series NAV	45,436,593	13,298,132
Total Return Trust Series I	36,756,757	74,277,300
Total Return Trust Series II	72,698,502	109,846,686
Total Stock Market Index Trust Series I	586,930	2,630,561
Total Stock Market Index Trust Series II	1,320,637	7,815,887
Ultra Short Term Bond Trust Series I	4,643,636	2,115,610
Ultra Short Term Bond Trust Series II	163,809,653	72,165,017
Utilities Trust Series I	4,863,357	8,025,698
Utilities Trust Series II	5,124,881	7,324,579
Value Opportunities	41,956	1,145,802
Value Trust Series I	7,996,399	24,121,294
Value Trust Series II	4,236,329	9,038,216

92

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
500 Index Trust B Series NAV	2011	4,147	$10.75 to $10.43	$44,281	2.05% to 1.40%	1.71%	0.45% to (0.20)%
	2010	4,740	10.71 to 10.45	50,459	2.05 to 1.40	1.71	13.26 to 12.53
	2009	5,401	9.45 to 9.29	50,844	2.05 to 1.40	2.22	24.59 to 23.79
	2008	5,844	7.59 to 7.50	44,222	2.05 to 1.40	2.04	(38.07) to (38.47)
	2007	6,936	12.25 to 12.20	84,872	2.05 to 1.40	1.25	(2.01) to (2.43)

500 Index Trust Series I	2011	3,980	12.32 to 11.91	43,081	1.90 to 0.45	1.37	1.12 to (0.34)
	2010	5,409	12.37 to 11.78	58,263	1.90 to 0.45	1.39	14.07 to 12.43
	2009	5,498	11.00 to 10.32	52,556	1.90 to 0.45	1.64	25.17 to 23.37
	2008	6,939	8.91 to 8.25	53,451	1.90 to 0.45	0.68	(37.49) to (38.39)
	2007	8,813	14.47 to 13.19	109,739	1.90 to 0.45	2.20	4.43 to 2.92

500 Index Trust Series II	2011	2,896	15.89 to 15.87	40,653	2.05 to 0.45	1.27	0.92 to (0.68)
	2010	3,263	16.00 to 15.73	45,976	2.05 to 0.45	1.17	13.77 to 11.97
	2009	3,663	14.29 to 13.83	45,925	2.05 to 0.45	1.49	25.03 to 23.04
	2008	3,917	11.61 to 11.06	39,679	2.05 to 0.45	0.47	(37.68) to (38.68)
	2007	4,687	18.94 to 17.75	76,993	2.05 to 0.45	1.92	4.25 to 2.59

500 Index Trust Series NAV	2011	9,176	17.73 to 17.38	162,262	1.55 to 0.80	1.83	0.84 to 0.09
	2010	6,829	17.58 to 17.36	119,890	1.55 to 0.80	1.98	13.73 to 12.88
	2009	3,111	15.46 to 15.38	48,071	1.55 to 0.80	2.57	23.67 to 23.06

Active Bond Trust Series I	2011	3,128	18.01 to 16.35	52,724	1.90 to 0.45	5.04	5.33 to 3.82
	2010	3,775	17.10 to 15.75	61,016	1.90 to 0.45	7.10	13.34 to 11.71
	2009	4,629	15.08 to 14.09	66,650	1.90 to 0.45	7.05	24.24 to 22.46
	2008	5,542	12.14 to 11.51	64,896	1.90 to 0.45	5.10	(10.94) to (12.23)
	2007	7,222	13.63 to 13.11	95,921	1.90 to 0.45	8.52	3.58 to 2.08

Active Bond Trust Series II	2011	15,698	17.78 to 15.98	258,088	2.05 to 0.45	4.62	5.22 to 3.56
	2010	19,948	16.90 to 15.43	315,368	2.05 to 0.45	6.91	13.20 to 11.40
	2009	22,493	14.93 to 13.85	317,842	2.05 to 0.45	7.15	23.82 to 21.86
	2008	23,847	12.06 to 11.37	275,346	2.05 to 0.45	4.72	(11.05) to (12.47)
	2007	37,399	13.56 to 12.99	491,157	2.05 to 0.45	7.95	3.31 to 1.66

All Cap Core Trust Series I	2011	2,644	12.98 to 12.52	40,581	1.90 to 0.45	0.96	(0.04) to (1.48)
	2010	3,183	12.99 to 12.70	49,057	1.90 to 0.45	1.02	12.53 to 10.91
	2009	3,691	11.54 to 11.46	51,277	1.90 to 0.45	1.57	27.89 to 26.05
	2008	4,405	9.09 to 9.02	48,379	1.90 to 0.45	1.57	(39.90) to (40.77)
	2007	5,691	15.34 to 15.01	105,085	1.90 to 0.45	1.40	2.20 to 0.72

All Cap Core Trust Series II	2011	434	17.30 to 16.72	6,662	2.05 to 0.45	0.79	(0.31) to (1.89)
	2010	501	17.35 to 17.04	7,783	2.05 to 0.45	0.79	12.31 to 10.53
	2009	591	15.45 to 15.42	8,270	2.05 to 0.45	1.38	27.68 to 25.66
	2008	682	12.27 to 12.10	7,549	2.05 to 0.45	1.33	(40.02) to (40.98)
	2007	876	20.79 to 20.17	16,332	2.05 to 0.45	0.75	1.95 to 0.32

All Cap Value Trust Series I	2011	1,367	18.53 to 15.99	22,185	1.90 to 0.45	0.32	(4.63) to (6.00)
	2010	1,571	19.43 to 17.01	27,159	1.90 to 0.45	0.36	17.82 to 16.13
	2009	1,910	16.49 to 14.65	28,466	1.90 to 0.45	0.52	26.04 to 24.23
	2008	2,223	13.08 to 11.79	26,764	1.90 to 0.45	0.78	(29.10) to (30.13)
	2007	2,757	18.45 to 16.87	47,390	1.90 to 0.45	1.69	7.84 to 6.28

All Cap Value Trust Series II	2011	1,400	19.63 to 19.62	24,273	2.05 to 0.45	0.14	(4.84) to (6.34)
	2010	1,558	20.95 to 20.63	28,706	2.05 to 0.45	0.15	17.60 to 15.74
	2009	1,787	18.10 to 17.54	28,321	2.05 to 0.45	0.31	25.84 to 23.84
	2008	2,009	14.62 to 13.94	25,562	2.05 to 0.45	0.54	(29.19) to (30.32)
	2007	2,483	20.97 to 19.69	45,032	2.05 to 0.45	1.34	7.55 to 5.84

93

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Asset Allocation Trust Series I	2011	11,512	$12.12	to $11.33	$133,210	1.90% to 0.45%	1.39%	0.46%	to (0.98)%
	2010	13,637	12.07	to 11.44	158,613	1.90 to 0.45	1.53	11.55	to 9.95
	2009	15,781	10.82	to 10.41	166,221	1.90 to 0.45	1.86	20.87	to 19.71

American Asset Allocation Trust Series II	2011	102,406	12.08	to 11.21	1,178,706	2.05 to 0.45	1.29	0.40	to (1.19)
	2010	113,271	12.03	to 11.35	1,311,937	2.05 to 0.45	1.44	11.40	to 9.63
	2009	121,062	10.80	to 10.35	1,272,060	2.05 to 0.45	2.01	22.72	to 20.77
	2008	89,206	8.80	to 8.57	771,852	2.05 to 0.45	3.11	(30.15)	to (31.26)
	2007	37,749	12.60	to 12.47	472,822	2.05 to 0.45	3.79	0.81	to (0.26)

American Asset Allocation Trust Series III	2011	11,486	12.73	to 12.36	145,763	1.55 to 0.80	1.82	0.47	to (0.28)
	2010	12,112	12.67	to 12.40	153,108	1.55 to 0.80	1.96	11.64	to 10.81
	2009	12,626	11.35	to 11.19	143,081	1.55 to 0.80	3.11	22.83	to 21.91
	2008	3,703	9.24	to 9.18	34,188	1.55 to 0.80	8.47	(26.08)	to (26.57)

American Blue-Chip Income & Growth Trust Series II	2011	3,674	18.14	to 15.79	60,533	2.05 to 0.45	1.11	(1.89)	to (3.44)
	2010	4,252	18.49	to 16.36	72,210	2.05 to 0.45	1.15	11.25	to 9.49
	2009	4,710	16.62	to 14.94	72,695	2.05 to 0.45	1.43	26.56	to 24.55
	2008	5,410	13.13	to 11.99	66,643	2.05 to 0.45	3.81	(37.05)	to (38.05)
	2007	7,008	20.86	to 19.36	138,675	2.05 to 0.45	2.05	1.02	to (0.59)

American Blue-Chip Income & Growth Trust Series III	2011	13,985	11.80	to 11.46	164,387	1.55 to 0.80	1.83	(1.74)	to (2.47)
	2010	12,453	12.01	to 11.75	149,125	1.55 to 0.80	1.90	11.39	to 10.56
	2009	9,830	10.78	to 10.63	105,779	1.55 to 0.80	2.96	26.77	to 25.82
	2008	1,817	8.50	to 8.45	15,441	1.55 to 0.80	10.53	(31.98)	to (32.43)

American Bond Trust Series II	2011	—	14.79	to 13.39	—	2.05 to 0.45	—	3.70	to 2.34
	2010	49,795	14.27	to 13.08	669,121	2.05 to 0.45	2.36	5.49	to 3.82
	2009	53,291	13.52	to 12.60	686,248	2.05 to 0.45	2.60	11.42	to 9.65
	2008	50,088	12.14	to 11.49	585,290	2.05 to 0.45	9.01	(10.23)	to (11.66)
	2007	66,523	13.52	to 13.01	875,494	2.05 to 0.45	4.45	2.30	to 0.66

American Bond Trust Series III	2011	—	13.7	to 13.32	—	1.55 to 0.80	—	3.87	to 3.23
	2010	15,087	13.19	to 12.91	198,440	1.55 to 0.80	3.38	5.56	to 4.77
	2009	10,976	12.49	to 12.32	136,901	1.55 to 0.80	4.89	11.67	to 10.83
	2008	1,708	11.19	to 11.11	19,101	1.55 to 0.80	18.03	(10.49)	to (11.08)

American Global Growth Trust Series II	2011	13,481	11.42	to 10.6	146,410	2.05 to 0.45	0.73	(9.81)	to (11.24)
	2010	15,211	12.66	to 11.94	185,112	2.05 to 0.45	0.92	10.68	to 8.92
	2009	16,435	11.44	to 10.96	182,646	2.05 to 0.45	0.88	40.78	to 38.55
	2008	17,516	8.13	to 7.91	139,771	2.05 to 0.45	2.33	(38.96)	to (39.93)
	2007	16,199	13.31	to 13.17	214,070	2.05 to 0.45	3.30	6.51	to 1.66

American Global Growth Trust Series III	2011	293	11.82	to 11.48	3,433	1.55 to 0.80	1.35	(9.64)	to (10.32)
	2010	254	13.08	to 12.80	3,306	1.55 to 0.80	1.59	10.91	to 10.08
	2009	197	11.80	to 11.63	2,315	1.55 to 0.80	2.27	41.09	to 40.03
	2008	32	8.36	to 8.30	270	1.55 to 0.80	11.31	(33.12)	to (33.56)

American Global Small Capitalization Trust Series II	2011	5,415	9.69	to 8.99	49,914	2.05 to 0.45	0.68	(19.99)	to (21.26)
	2010	6,333	12.11	to 11.42	73,719	2.05 to 0.45	1.12	21.30	to 19.38
	2009	7,183	9.98	to 9.56	69,662	2.05 to 0.45	0.00	59.72	to 57.18
	2008	7,111	6.25	to 6.09	43,637	2.05 to 0.45	1.24	(54.00)	to (54.74)
	2007	6,051	13.59	to 13.44	81,611	2.05 to 0.45	2.66	8.71	to 7.55

American Global Small Capitalization Trust Series III	2011	3,240	10.06	to 9.77	32,466	1.55 to 0.80	1.34	(19.88)	to (20.48)
	2010	2,737	12.55	to 12.28	34,259	1.55 to 0.80	1.57	21.52	to 20.62
	2009	2,977	10.33	to 10.18	30,698	1.55 to 0.80	0.05	59.88	to 58.68
	2008	777	6.46	to 6.42	5,017	1.55 to 0.80	7.92	(48.32)	to (48.67)

American Growth Trust Series II	2011	47,556	20.41	to 17.77	813,415	2.05 to 0.45	0.08	(5.22)	to (6.72)
	2010	54,531	21.54	to 19.05	1,000,428	2.05 to 0.45	0.19	17.61	to 15.74
	2009	64,066	18.31	to 16.46	1,013,458	2.05 to 0.45	0.08	38.05	to 35.86
	2008	74,067	13.27	to 12.12	860,203	2.05 to 0.45	1.68	(44.53)	to (45.42)
	2007	71,979	23.91	to 22.20	1,544,152	2.05 to 0.45	0.97	11.23	to 9.45

94

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
American Growth Trust Series III	2011	8,503	$11.55	to $11.22	$97,874	1.55 to 0.80	0.64%	(5.06)%	to (5.76)%
	2010	7,318	12.17	to 11.91	88,815	1.55 to 0.80	0.77	17.74	to 16.86
	2009	5,975	10.34	to 10.19	61,649	1.55 to 0.80	0.90	38.21	to 37.18
	2008	1,283	7.48	to 7.43	9,589	1.55 to 0.80	8.43	(40.17)	to (40.57)

American Growth-Income Trust Series I	2011	7,269	18.18	to 16.03	120,909	1.90 to 0.45	1.07	(2.53)	to (3.93)
	2010	9,001	18.65	to 16.69	155,150	1.90 to 0.45	1.06	10.56	to 8.97
	2009	10,752	16.87	to 15.32	169,407	1.90 to 0.45	1.10	27.18	to 25.96

American Growth-Income Trust Series II	2011	43,877	18.11	to 15.76	673,246	2.05 to 0.45	1.00	(2.68)	to (4.23)
	2010	50,328	18.60	to 16.46	804,949	2.05 to 0.45	0.96	10.34	to 8.59
	2009	55,869	16.86	to 15.16	820,869	2.05 to 0.45	1.06	30.08	to 28.01
	2008	63,942	12.96	to 11.84	734,827	2.05 to 0.45	1.90	(38.45)	to (39.43)
	2007	66,656	21.06	to 19.55	1,269,653	2.05 to 0.45	2.82	4.00	to 2.35

American Growth-Income Trust Series III	2011	6,505	11.68	to 11.35	75,720	1.55 to 0.80	1.56	(2.53)	to (3.26)
	2010	6,613	11.99	to 11.73	79,060	1.55 to 0.80	1.52	10.55	to 9.72
	2009	6,436	10.84	to 10.69	69,674	1.55 to 0.80	2.16	30.22	to 29.24
	2008	1,445	8.33	to 8.27	12,028	1.55 to 0.80	8.98	(33.38)	to (33.82)

American High-Income Bond Trust Series II	2011	3,542	14.37	to 13.34	48,383	2.05 to 0.45	6.56	0.87	to (0.73)
	2010	4,170	14.25	to 13.43	57,073	2.05 to 0.45	7.13	14.01	to 12.20
	2009	4,418	12.50	to 11.97	53,605	2.05 to 0.45	6.75	37.80	to 35.61
	2008	3,594	9.07	to 8.83	31,998	2.05 to 0.45	6.39	(24.73)	to (25.93)
	2007	3,619	12.05	to 11.92	43,281	2.05 to 0.45	13.20	(3.62)	to (4.65)

American High-Income Bond Trust Series III	2011	2,675	15.50	to 15.06	41,314	1.55 to 0.80	7.46	1.03	to 0.28
	2010	2,741	15.34	to 15.02	41,957	1.55 to 0.80	8.73	14.06	to 13.21
	2009	1,265	13.45	to 13.26	16,993	1.55 to 0.80	26.39	38.08	to 37.05
	2008	11	9.74	to 9.68	103	1.55 to 0.80	37.68	(22.06)	to (22.57)

American International Trust Series II	2011	26,582	24.31	to 21.17	510,240	2.05 to 0.45	1.22	(14.76)	to (16.11)
	2010	28,123	28.52	to 25.23	646,557	2.05 to 0.45	1.44	6.20	to 4.52
	2009	30,807	26.86	to 24.14	679,801	2.05 to 0.45	0.91	41.77	to 39.52
	2008	36,071	18.95	to 17.30	569,687	2.05 to 0.45	3.67	(42.73)	to (43.64)
	2007	36,873	33.08	to 30.71	1,049,619	2.05 to 0.45	2.13	18.87	to 16.97

American International Trust Series III	2011	4,312	10.44	to 10.14	44,827	1.55 to 0.80	2.19	(14.73)	to (15.37)
	2010	2,699	12.24	to 11.98	32,941	1.55 to 0.80	2.87	6.40	to 5.60
	2009	900	11.51	to 11.35	10,332	1.55 to 0.80	4.68	42.00	to 40.94
	2008	34	8.10	to 8.05	279	1.55 to 0.80	10.20	(35.17)	to (35.60)

American New World Trust Series II	2011	5,024	12.63	to 11.72	60,330	2.05 to 0.45	1.04	(14.79)	to (16.14)
	2010	6,201	14.82	to 13.97	88,319	2.05 to 0.45	1.14	16.66	to 14.81
	2009	5,874	12.70	to 12.17	72,479	2.05 to 0.45	1.19	48.15	to 45.80
	2008	4,594	8.58	to 8.35	38,682	2.05 to 0.45	2.18	(42.92)	to (43.83)
	2007	5,282	15.02	to 14.86	78,752	2.05 to 0.45	4.11	20.18	to 3.01

American New World Trust Series III	2011	228	11.60	to 11.26	2,628	1.55 to 0.80	1.75	(14.71)	to (15.34)
	2010	198	13.60	to 13.30	2,681	1.55 to 0.80	1.83	16.90	to 16.03
	2009	132	11.63	to 11.47	1,529	1.55 to 0.80	2.57	48.36	to 47.25
	2008	15	7.84	to 7.79	115	1.55 to 0.80	12.33	(37.28)	to (37.70)

Balanced Trust Series I	2011	45	16.57	to 16.24	748	1.55 to 0.80	1.66	0.21	to (0.54)
	2010	27	16.53	to 16.33	444	1.55 to 0.80	1.24	11.69	to 10.85
	2009	7	14.80	to 14.73	107	1.55 to 0.80	2.26	18.42	to 17.84

Basic Value Focus	2011	281	28.06	to 14.31	6,462	1.90 to 1.40	1.41	(3.99)	to (4.47)
	2010	382	29.22	to 14.98	8,946	1.90 to 1.40	1.39	11.11	to 10.55
	2009	455	26.30	to 13.55	9,606	1.90 to 1.40	1.84	29.09	to 28.45
	2008	560	20.38	to 10.55	9,193	1.90 to 1.40	1.86	(37.72)	to (38.03)
	2007	771	32.71	to 17.02	20,420	1.90 to 1.40	1.15	0.22	to (0.28)

95

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Blue Chip Growth Trust Series I	2011	10,365	$17.66	to $13.51	$215,783	1.90% to 0.45%	0.01%	0.99	to (0.47)%
	2010	12,612	17.49	to 13.57	259,341	1.90 to 0.45	0.08	15.63	to 13.97
	2009	14,833	15.12	to 11.91	265,754	1.90 to 0.45	0.14	42.25	to 40.21
	2008	17,615	10.63	to 8.49	224,482	1.90 to 0.45	0.31	(42.79)	to (43.62)
	2007	21,089	18.58	to 15.07	478,935	1.90 to 0.45	0.72	12.24	to 10.61

Blue Chip Growth Trust Series II	2011	7,061	17.26	to 16.9	106,722	2.05 to 0.45	0.00	0.79	to (0.81)
	2010	7,826	17.13	to 17.04	118,731	2.05 to 0.45	0.05	15.42	to 13.59
	2009	8,551	15.00	to 14.84	113,765	2.05 to 0.45	0.09	41.92	to 39.67
	2008	9,393	10.74	to 10.46	89,182	2.05 to 0.45	0.14	(42.89)	to (43.80)
	2007	9,256	19.11	to 18.31	155,552	2.05 to 0.45	0.39	12.00	to 10.22

Bond PS Series II	2011	176	12.64	to 12.56	2,232	2.00 to 0.80	1.47	1.11	to 0.50

Bond Trust Series I	2011	18,061	12.58	to 12.56	227,156	1.55 to 0.80	3.65	0.64	to 0.51

Bond Trust Series II	2011	44,532	12.58	to 12.55	559,347	2.05 to 0.45	3.36	0.67	to 0.40

Capital Appreciation Trust Series I	2011	14,255	12.53	to 10.87	140,336	1.90 to 0.45	0.07	(0.37)	to (1.80)
	2010	17,221	12.76	to 10.91	171,777	1.90 to 0.45	0.15	11.33	to 9.73
	2009	11,642	11.62	to 9.80	105,780	1.90 to 0.45	0.25	41.65	to 39.61
	2008	13,837	8.33	to 6.92	89,610	1.90 to 0.45	0.43	(37.50)	to (38.41)
	2007	17,486	13.52	to 11.07	182,898	1.90 to 0.45	0.27	11.11	to 9.50

Capital Appreciation Trust Series II	2011	4,312	17.63	to 16.72	63,258	2.05 to 0.45	0.03	(0.62)	to (2.19)
	2010	4,936	18.03	to 16.83	73,641	2.05 to 0.45	0.02	11.08	to 9.31
	2009	4,634	16.49	to 15.15	62,886	2.05 to 0.45	0.05	41.41	to 39.16
	2008	4,711	11.85	to 10.71	45,780	2.05 to 0.45	0.22	(37.64)	to (38.63)
	2007	5,414	19.31	to 17.18	85,349	2.05 to 0.45	0.08	10.86	to 9.09

Capital Appreciation Value Trust Series II	2011	21,275	13.65	to 12.9	280,113	2.05 to 0.45	1.15	2.41	to 0.79
	2010	24,073	13.33	to 12.80	312,548	2.05 to 0.45	1.26	13.12	to 11.33
	2009	27,231	11.78	to 11.49	315,680	2.05 to 0.45	2.10	29.25	to 27.20
	2008	14,299	9.12	to 9.04	129,560	2.05 to 0.45	1.23	(27.08)	to (27.71)

Core Allocation Plus Trust Series I	2011	1,680	11.91	to 11.57	19,937	1.55 to 0.80	1.33	(3.09)	to (3.81)
	2010	1,753	12.29	to 12.03	21,489	1.55 to 0.80	1.14	9.62	to 8.80
	2009	1,749	11.22	to 11.06	19,574	1.55 to 0.80	2.17	24.21	to 23.28
	2008	460	9.03	to 8.97	4,147	1.55 to 0.80	1.98	(27.76)	to (28.24)

Core Allocation Plus Trust Series II	2011	11,824	11.67	to 11.03	133,054	2.05 to 0.45	1.09	(2.95)	to (4.49)
	2010	12,998	12.03	to 11.55	152,254	2.05 to 0.45	0.91	9.79	to 8.05
	2009	13,790	10.95	to 10.69	148,644	2.05 to 0.45	1.69	24.54	to 22.56
	2008	5,294	8.80	to 8.72	46,295	2.05 to 0.45	1.05	(29.64)	to (30.25)

Core Allocation Trust Series I	2011	786	15.91	to 15.6	12,486	1.55 to 0.80	4.05	(2.27)	to (3.00)
	2010	629	16.28	to 16.08	10,234	1.55 to 0.80	3.24	10.12	to 9.30
	2009	241	14.79	to 14.71	3,561	1.55 to 080	7.68	18.30	to 17.71

Core Allocation Trust Series II	2011	5,908	16.32	to 13.57	93,838	2.10 to 0.45	3.72	(2.13)	to (3.73)
	2010	4,171	16.68	to 14.09	68,382	2.10 to 0.45	2.82	12.73	to 10.23
	2009	1,859	15.13	to 14.97	27,950	2.05 to 0.45	6.06	21.06	to 19.77

Core Allocation Trust Series NAV	2011	2	13.81	to 13.81	24	1.20 to 1.20	3.97	(2.62)	to (2.62)

Core Balanced Trust Series I	2011	1,678	16.48	to 16.16	27,592	1.55 to 0.80	1.98	0.35	to (0.40)
	2010	1,164	16.42	to 16.22	19,081	1.55 to 0.80	2.82	11.30	to 10.47
	2009	343	14.75	to 14.68	5,061	1.55 to 0.80	3.83	18.04	to 17.46

Core Balanced Trust Series II	2011	10,421	16.94	to 13.93	171,902	2.10 to 0.45	1.74	0.44	to (1.20)
	2010	7,593	16.87	to 14.10	125,984	2.10 to 0.45	2.29	12.80	to 11.55
	2009	2,944	15.12	to 14.96	44,238	2.05 to 0.45	2.72	21	to 19.71

Core Balanced Trust Series NAV	2011	24	14.19	to 14.19	341	1.20 to 1.20	1.78	0.00	to 0.00

96

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,			For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest	Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Core Balanced Strategy Trust Series NAV	2011	230	$15.01 to $15.01	$3,448	1.60% to 1.60%	2.51%	0.66%	to 0.66%
	2010	237	14.91 to 14.91	3,531	1.60 to 1.60	2.63	9.07	to 9.07
	2009	201	13.67 to 13.67	2,742	1.60 to 1.60	4.97	9.37	to 9.37

Core Bond Trust Series II	2011	766	17.55 to 15.77	12,492	2.05 to 0.45	3.17	7.55	to 5.85
	2010	833	16.32 to 14.90	12,760	2.05 to 0.45	2.48	6.44	to 4.75
	2009	792	15.33 to 14.23	11,527	2.05 to 0.45	2.12	9.12	to 7.38
	2008	628	14.05 to 13.25	8,460	2.05 to 0.45	7.75	2.68	to 1.05
	2007	273	13.68 to 13.11	3,624	2.05 to 0.45	7.22	5.58	to 3.90

Core Disciplined Diversification Trust Series II	2011	10,675	16.89 to 13.71	175,398	2.10 to 0.45	2.15	(2.41)	to (4.01)
	2010	8,099	17.31 to 14.28	137,776	2.10 to 0.45	2.39	14.27	to 11.70
	2009	3,712	15.49 to 15.33	57,114	2.05 to 0.45	3.81	23.95	to 22.63

Core Fundamental Holdings Trust Series II	2011	14,895	13.63 to 13.51	234,883	2.10 to 0.35	1.87	0.17	to (1.57)
	2010	13,036	13.85 to 13.48	207,377	2.10 to 0.35	2.03	10.81	to 7.87
	2009	6,628	14.80 to 14.64	97,508	2.05 to 0.45	2.80	18.41	to 17.16

Core Fundamental Holdings Trust Series III	2011	1,441	15.84 to 15.53	22,757	1.55 to 0.80	2.33	0.18	to (0.56)
	2010	1,248	15.81 to 15.62	19,707	1.55 to 0.80	2.52	9.20	to 8.38
	2009	651	14.48 to 14.41	9,425	1.55 to 0.80	3.53	15.85	to 15.28

Core Global Diversification Trust Series I	2011	10	13.58 to 13.58	140	1.20 to 1.20	2.14	(4.70)	to (4.70)

Core Global Diversification Trust Series II	2011	17,281	13.35 to 12.92	265,930	2.10 to 0.35	1.92	(4.09)	to (5.75)
	2010	15,840	14.16 to 13.47	256,911	2.10 to 0.35	2.39	13.30	to 7.77
	2009	7,611	15.30 to 15.14	115,642	2.05 to 0.45	2.94	22.4	to 21.10

Core Global Diversification Trust Series III	2011	1,138	15.44 to 15.14	17,526	1.55 to 0.80	2.44	(4.13)	to (4.84)
	2010	1,003	16.11 to 15.91	16,128	1.55 to 0.80	2.86	7.84	to 7.03
	2009	417	14.94 to 14.86	6,223	1.55 to 0.80	4.00	19.48	to 18.90

Core Strategy Trust Series II	2011	44,896	14.25 to 13.88	598,758	2.10 to 0.45	1.96	(0.44)	to (2.07)
	2010	46,040	14.32 to 14.17	623,298	2.10 to 0.45	2.16	13.36	to 11.67
	2009	43,901	12.82 to 12.05	536,845	2.05 to 0.45	1.96	21.11	to 19.18
	2008	31,257	10.59 to 10.11	318,495	2.05 to 0.45	1.41	(6.80)	to (27.97)
	2007	21,010	14.46 to 14.03	295,947	2.05 to 0.45	4.07	6.07	to 4.38

Core Strategy Trust Series NAV	2011	408	15.72 to 15.72	6,412	1.20 to 1.20	2.20	(1.01)	to (1.01)
	2010	442	15.88 to 15.88	7,020	1.20 to 1.20	2.32	14.16	to 11.22
	2009	422	14.27 to 14.27	6,031	1.20 to 1.20	3.14	14.20	to 10.40

Disciplined Diversification Trust Series II	2011	16,151	12.72 to 12.02	198,301	2.05 to 0.45	1.85	(2.73)	to (4.27)
	2010	18,143	13.07 to 12.55	231,251	2.05 to 0.45	1.40	12.67	to 10.89
	2009	18,659	11.60 to 11.32	213,163	2.05 to 0.45	2.18	26.39	to 24.39
	2008	8,663	9.18 to 9.10	79,086	2.05 to 0.45	1.85	(26.55)	to (27.19)

DWS Equity 500 Index	2011	710	19.93 to 15.98	13,837	2.05 to 1.40	1.31	0.02	to (0.63)
	2010	817	19.93 to 16.09	15,950	2.05 to 1.40	1.55	12.70	to 11.97
	2009	957	17.68 to 14.37	16,616	2.05 to 1.40	2.53	24.04	to 23.24
	2008	1,126	14.25 to 11.66	15,769	2.05 to 1.40	2.09	(38.24)	to (38.64)
	2007	1,253	23.08 to 19.00	28,468	2.05 to 1.40	1.20	3.38	to 2.71

Equity-Income Trust Series I	2011	8,654	20.29 to 14.74	230,737	1.90 to 0.45	1.72	(1.25)	to (2.67)
	2010	9,698	20.55 to 15.15	263,326	1.90 to 0.45	1.83	14.60	to 12.95
	2009	11,371	17.93 to 13.41	270,462	1.90 to 0.45	2.11	25.15	to 23.35
	2008	13,650	14.33 to 10.87	261,747	1.90 to 0.45	2.24	(36.25)	to (37.17)
	2007	17,778	22.47 to 17.31	540,216	1.90 to 0.45	2.81	2.88	to 1.39

Equity-Income Trust Series II	2011	10,066	16.88 to 16.78	149,902	2.05 to 0.45	1.60	(1.46)	to (3.02)
	2010	10,031	17.40 to 17.02	153,300	2.05 to 0.45	1.68	14.40	to 12.58
	2009	10,954	15.46 to 14.88	148,222	2.05 to 0.45	1.95	24.98	to 23
	2008	11,489	12.57 to 11.91	126,409	2.05 to 0.45	2.11	(36.45)	to (37.46)
	2007	13,765	20.10 to 18.74	241,867	2.05 to 0.45	2.48	2.70	to 1.06

97

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Financial Services Trust Series I	2011	891	$13.44	to $11.83	$10,689	1.90% to 0.45%	1.50%	(9.92)%	to (11.21)%
	2010	1,177	14.92	to 13.33	15,858	1.90 to 0.45	0.30	11.75	to 10.14
	2009	1,450	13.35	to 12.10	17,662	1.90 to 0.45	0.70	40.77	to 38.74
	2008	1,624	9.48	to 8.72	14,200	1.90 to 0.45	0.82	(44.90)	to (45.70)
	2007	1,792	17.21	to 16.06	28,749	1.90 to 0.45	1.20	(7.24)	to (8.58)

Financial Services Trust Series II	2011	1,537	14.42	to 14.36	19,380	2.05 to 0.45	1.33	(10.07)	to (11.49)
	2010	1,906	16.29	to 15.96	27,065	2.05 to 0.45	0.13	11.50	to 9.73
	2009	2,251	14.85	to 14.32	29,096	2.05 to 0.45	0.51	40.35	to 38.12
	2008	2,477	10.75	to 10.20	23,207	2.05 to 0.45	0.66	(45.00)	to (45.88)
	2007	2,222	19.86	to 18.55	38,360	2.05 to 0.45	0.87	(7.35)	to (8.83)

Founding Allocation Trust Series I	2011	3,582	12.17	to 11.82	43,411	1.55 to 0.80	2.93	(2.19)	to (2.92)
	2010	3,738	12.44	to 12.17	46,366	1.55 to 0.80	3.90	9.78	to 8.96
	2009	3,794	11.33	to 11.17	42,903	1.55 to 0.80	5.28	30.42	to 29.45
	2008	1,345	8.69	to 8.63	11,671	1.55 to 0.80	6.91	(30.51)	to (30.97)

Founding Allocation Trust Series II	2011	103,682	18.61	to 10.09	1,072,795	2.05 to 0.35	2.61	(2.05)	to (3.70)
	2010	116,260	18.99	to 10.48	1,242,478	2.05 to 0.35	3.52	10.05	to 8.20
	2009	128,398	17.26	to 9.68	1,261,886	2.05 to 0.35	3.86	30.67	to 28.46
	2008	136,082	13.21	to 7.54	1,035,742	2.05 to 0.35	2.91	5.67	to (36.87)
	2007	88,895	12.07	to 11.94	1,067,048	2.05 to 0.45	0.97	(3.45)	to (4.47)

Fundamental All Cap Core Trust Series II (a)	2011	3,148	18.72	to 16.3	53,548	2.05 to 0.45	0.83	(2.73)	to (4.27)
	2010	3,600	19.24	to 17.02	63,655	2.05 to 0.45	0.92	18.68	to 16.80
	2009	4,142	16.21	to 14.57	62,407	2.05 to 0.45	1.17	27.45	to 25.42
	2008	4,771	12.72	to 11.62	57,017	2.05 to 0.45	0.62	(43.50)	to (44.40)
	2007	5,614	22.52	to 20.90	120,043	2.05 to 0.45	0.87	3.10	to 1.46

Fundamental Holdings Trust Series II (b)	2011	81,570	11.76	to 11.01	918,855	2.05 to 0.45	1.32	(1.65)	to (3.20)
	2010	89,991	12.16	to 11.37	1,041,332	2.05 to 0.35	1.38	7.96	to 1.20
	2009	94,707	12.01	to 10.54	1,009,532	2.05 to 0.35	1.67	26.24	to 24.11
	2008	64,804	9.52	to 8.49	553,472	2.05 to 0.35	5.63	(23.87)	to (32.37)
	2007	4,219	12.58	to 12.55	53,003	2.05 to 0.45	2.84	0.65	to 0.43

Fundamental Holdings Trust Series III (c)	2011	4,846	12.42	to 12.06	59,987	1.55 to 0.80	1.86	(1.49)	to (2.23)
	2010	4,994	12.61	to 12.34	62,808	1.55 to 0.80	1.91	9.83	to 9.01
	2009	4,976	11.48	to 11.32	57,028	1.55 to 0.80	2.67	26.26	to 25.32
	2008	1,576	9.09	to 9.03	14,319	1.55 to 0.80	9.38	(27.26)	to (27.74)

Fundamental Large Cap Value Trust Series II (d)	2011	791	14.81	to 13.1	10,772	2.05 to 0.45	0.77	1.18	to (0.43)
	2010	851	14.64	to 13.16	11,584	2.05 to 0.45	1.70	12.6	to 10.81
	2009	969	13.00	to 11.87	11,846	2.05 to 0.45	1.88	23.95	to 21.98
	2008	1,107	10.49	to 9.74	11,037	2.05 to 0.45	2.09	(41.63)	to (42.56)
	2007	1,358	17.97	to 16.95	23,442	2.05 to 0.45	1.02	(5.82)	to (7.32)

Fundamental Value Trust Series I	2011	19,834	15.34	to 13.69	272,913	1.90 to 0.45	0.76	(4.21)	to (5.59)
	2010	24,123	16.02	to 14.50	350,230	1.90 to 0.45	1.08	12.59	to 10.97
	2009	28,241	14.23	to 13.07	368,109	1.90 to 0.45	0.92	31.19	to 29.3
	2008	33,466	10.85	to 10.11	336,160	1.90 to 0.45	2.42	(39.59)	to (40.47)
	2007	8,886	17.95	to 16.97	148,942	1.90 to 0.45	1.57	3.57	to 2.07

Fundamental Value Trust Series II	2011	16,833	16.42	to 16.2	240,692	2.05 to 0.45	0.60	(4.42)	to (5.93)
	2010	19,504	17.22	to 17.18	295,599	2.05 to 0.45	0.89	12.37	to 10.59
	2009	22,342	15.57	to 15.29	305,287	2.05 to 0.45	0.73	31	to 28.92
	2008	23,786	12.08	to 11.67	251,341	2.05 to 0.45	0.64	(39.73)	to (40.69)
	2007	22,520	20.36	to 19.37	399,581	2.05 to 0.45	1.21	3.41	to 1.75

Global Allocation	2011	52	25.9	to 15.28	816	1.90 to 1.40	1.83	(4.97)	to (5.44)
	2010	64	27.39	to 16.08	1,042	1.90 to 1.40	1.04	8.36	to 7.82
	2009	70	25.40	to 14.84	1,080	1.90 to 1.40	1.78	19.37	to 18.77
	2008	80	21.39	to 12.43	1,038	1.90 to 1.40	1.95	(20.69)	to (21.09)
	2007	91	27.10	to 15.67	1,520	1.90 to 1.40	2.46	15.19	to 14.61

(a)	Renamed on October 31, 2011. Previously known as Optimized All Cap Trust Series II.
(b)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series II.
(c)	Renamed on October 01, 2011. Previously known as American Fundamental Holdings Trust Series III.
(d)	Renamed on October 31, 2011. Previously known as Optimized Value Trust Series II.

98

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Global Bond Trust Series I	2011	2,268	$25.54	to $22.88	$66,430	1.90% to 0.45%	6.23%	8.59%	to 7.03%
	2010	2,708	23.52	to 21.37	74,034	1.90 to 0.45	3.36	9.81	to 8.23
	2009	3,158	21.42	to 19.75	80,083	1.90 to 0.45	12.24	14.87	to 13.22
	2008	3,603	18.64	to 17.44	81,496	1.90 to 0.45	0.63	(4.91)	to (6.28)
	2007	3,988	19.61	to 18.61	97,298	1.90 to 0.45	7.40	9.14	to 7.56

Global Bond Trust Series II	2011	7,393	24.75	to 17.68	158,254	2.05 to 0.45	6.05	8.36	to 6.65
	2010	8,787	22.84	to 16.58	176,267	2.05 to 0.45	3.20	9.63	to 7.89
	2009	9,500	20.84	to 15.37	176,112	2.05 to 0.45	11.74	14.62	to 12.8
	2008	9,374	18.18	to 13.62	154,496	2.05 to 0.45	0.58	(5..09)	to (6.60)
	2007	12,099	19.15	to 14.58	212,896	2.05 to 0.45	7.11	8.85	to 7.29

Global Diversification Trust Series II (e)	2011	62,998	11.51	to 10.77	694,418	2.05 to 0.45	1.63	(6.96)	to (8.43)
	2010	69,808	12.65	to 11.77	835,495	2.05 to 0.35	1.80	10.02	to 0.89
	2009	74,544	12.54	to 10.69	806,356	2.05 to 0.35	1.81	35.81	to 33.53
	2008	62,576	9.23	to 8.01	504,068	2.05 to 0.35	4.62	(26.13)	to (36.18)
	2007	8,251	12.58	to 12.55	103,611	2.05 to 0.45	2.96	0.61	to 0.39

Global Trust Series I	2011	7,965	14.32	to 12.06	129,704	1.90 to 0.45	1.98	(6.42)	to (7.76)
	2010	8,540	15.30	to 13.08	153,628	1.90 to 0.45	1.54	7.28	to 5.73
	2009	9,050	14.26	to 12.37	157,234	1.90 to 0.45	1.71	30.78	to 28.90
	2008	6,778	10.91	to 9.60	109,603	1.90 to 0.45	1.91	(39.82)	to (40.69)
	2007	7,318	18.12	to 16.18	212,666	1.90 to 0.45	2.29	0.88	to (0.58)

Global Trust Series II	2011	1,747	15.68	to 15.59	24,513	2.05 to 0.45	1.77	(6.64)	to (8.12)
	2010	1,904	17.06	to 16.69	28,926	2.05 to 0.45	1.30	7.07	to 5.37
	2009	2,125	16.19	to 15.59	30,510	2.05 to 0.45	1.43	30.51	to 28.44
	2008	2,398	12.61	to 11.95	26,665	2.05 to 0.45	1.61	(39.91)	to (40.87)
	2007	3,028	21.32	to 19.88	56,610	2.05 to 0.45	1.24	0.64	to (0.97)

Health Sciences Trust Series I	2011	1,642	25.04	to 21.15	36,661	1.90 to 0.45	0.00	10.07	to 8.49
	2010	1,907	22.75	to 19.49	39,069	1.90 to 0.45	0.00	15.18	to 13.52
	2009	2,244	19.75	to 17.17	40,345	1.90 to 0.45	0.00	31.22	to 29.33
	2008	2,673	15.05	to 13.28	37,029	1.90 to 0.45	0.00	(30.22)	to (31.23)
	2007	3,480	21.57	to 19.31	69,811	1.90 to 0.45	0.00	17.14	to 15.45

Health Sciences Trust Series II	2011	2,175	26.91	to 24.52	50,178	2.05 to 0.45	0.00	9.90	to 8.16
	2010	2,391	24.49	to 22.67	50,728	2.05 to 0.45	0.00	14.95	to 13.13
	2009	2,553	21.31	to 20.04	47,857	2.05 to 0.45	0.00	30.96	to 28.89
	2008	2,876	16.27	to 15.55	41,778	2.05 to 0.45	0.00	(30.37)	to (31.48)
	2007	3,394	23.36	to 22.69	71,855	2.05 to 0.45	0.00	16.91	to 15.05

High Income Trust Series II	2011	—	12.85	to 12.06	—	2.05 to 0.45	3.86	(1.84)	to (2.35)
	2010	1,687	13.10	to 12.35	21,158	2.05 to 0.45	37.66	10.78	to 9.02
	2009	1,626	11.82	to 11.33	18,650	2.05 to 0.45	18.43	80.46	to 77.6
	2008	230	6.52	to 6.35	1,474	2.05 to 0.45	10.90	(43.84)	to (44.73)
	2007	93	11.61	to 11.49	1,071	2.05 to 0.45	1.46	(7.12)	to (8.11)

High Yield Trust Series I	2011	2,754	20.00	to 18.54	53,477	1.90 to 0.45	8.36	0.45	to (1.00)
	2010	3,166	19.91	to 18.73	61,747	1.90 to 0.45	36.88	13.27	to 11.64
	2009	3,881	17.58	to 16.77	67,491	1.90 to 0.45	11.77	53.82	to 51.61
	2008	4,032	11.43	to 11.06	46,087	1.90 to 0.45	8.15	(29.84)	to (30.85)
	2007	4,963	16.29	to 16.00	81,825	1.90 to 0.45	12.30	1.18	to (0.29)

High Yield Trust Series II	2011	3,822	22.38	to 18.52	74,295	2.05 to 0.45	7.43	0.22	to (1.37)
	2010	4,143	22.33	to 18.78	81,174	2.05 to 0.45	40.90	13.03	to 11.23
	2009	5,174	19.76	to 16.88	90,802	2.05 to 0.45	13.15	53.66	to 51.23
	2008	4,362	12.86	to 11.16	50,595	2.05 to 0.45	8.02	(30.02)	to (31.13)
	2007	3,942	18.37	to 16.21	66,768	2.05 to 0.45	11.87	0.90	to (0.71)

International Core Trust Series I	2011	2,030	13.8	to 13.18	26,507	1.90 to 0.45	2.17	(9.98)	to (11.28)
	2010	2,397	15.33	to 14.86	35,236	1.90 to 0.45	1.83	9.09	to 7.52
	2009	2,759	14.05	to 13.82	37,608	1.90 to 0.45	2.41	18.11	to 16.41
	2008	3,231	11.90	to 11.87	37,670	1.90 to 0.45	4.76	(38.90)	to (39.78)
	2007	4,161	19.72	to 19.47	80,318	1.90 to 0.45	2.14	10.92	to 9.31

(e)	Renamed on October 01, 2011. Previously known as American Global Diversification Trust Series II.

99

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
International Core Trust Series II	2011	1,466	$18.29	to $16.14	$20,647	2.05% to 0.45%	1.98%	(10.20)%	to (11.63)%
	2010	1,664	20.70	to 17.98	26,533	2.05 to 0.45	1.64	8.89	to 7.16
	2009	1,799	19.32	to 16.51	26,618	2.05 to 0.45	2.16	17.99	to 16.12
	2008	1,971	16.63	to 13.99	24,822	2.05 to 0.45	4.67	(39.05)	to (40.02)
	2007	2,356	27.73	to 22.96	49,951	2.05 to 0.45	1.84	10.63	to 8.87

International Equity Index Trust A Series I	2011	1,315	17.56	to 15.71	21,372	1.90 to 0.45	2.86	(14.62)	to (15.85)
	2010	1,662	20.57	to 18.67	31,951	1.90 to 0.45	2.55	10.37	to 8.79
	2009	806	18.64	to 17.17	14,194	1.90 to 0.45	13.38	37.24	to 35.26
	2008	964	13.58	to 12.69	12,493	1.90 to 0.45	1.89	(44.80)	to (45.59)
	2007	1,307	24.60	to 23.33	30,978	1.90 to 0.45	3.65	14.90	to 13.24

International Equity Index Trust A Series II	2011	1,659	17.29	to 15.29	25,980	2.05 to 0.45	2.76	(14.81)	to (16.16)
	2010	1,998	20.29	to 18.24	37,023	2.05 to 0.45	2.18	10.22	to 9.07
	2009	912	18.41	to 16.82	15,753	2.05 to 0.45	13.97	36.87	to 34.69
	2008	996	13.45	to 12.48	12,716	2.05 to 0.45	1.70	(44.89)	to (45.77)
	2007	1,301	24.41	to 23.02	30,453	2.05 to 0.45	3.43	14.65	to 12.81

International Equity Index Trust B Series NAV	2011	2,029	9.21	to 8.95	18,586	2.05 to 1.40	3.35	(15.18)	to (15.73)
	2010	2,166	10.86	to 10.62	23,431	2.05 to 1.40	2.47	9.89	to 9.18
	2009	2,431	9.88	to 9.72	23,976	2.05 to 1.40	3.74	36.87	to 35.99
	2008	2,852	7.22	to 7.15	20,583	2.05 to 1.40	2.60	(45.16)	to (45.52)
	2007	3,272	13.17	to 13.12	43,122	2.05 to 1.40	1.91	5.44	to 4.99

International Opportunities Trust Series II	2011	1,850	14.39	to 12.93	23,511	2.05 to 0.45	0.67	(16.50)	to (17.83)
	2010	2,261	17.23	to 15.74	35,029	2.05 to 0.45	1.21	12.88	to 11.09
	2009	2,507	15.26	to 14.16	34,890	2.05 to 0.45	0.81	36.65	to 34.48
	2008	2,821	11.17	to 10.53	29,250	2.05 to 0.45	0.90	(50.88)	to (51.67)
	2007	3,614	22.74	to 21.79	78,152	2.05 to 0.45	1.37	19.23	to 17.33

International Small Company Trust Series I	2011	2,492	12.51	to 12.13	30,514	1.90 to 0.45	1.50	(16.60)	to (17.80)
	2010	3,157	15.00	to 14.76	46,829	1.90 to 0.45	2.62	22.15	to 20.40
	2009	3,936	12.28	to 12.26	48,283	1.90 to 0.45	0.78	(1.76)	to (1.95)

International Small Company Trust Series II	2011	1,755	12.46	to 12.04	21,347	2.05 to 0.45	1.35	(16.80)	to (18.12)
	2010	2,060	14.97	to 14.70	30,456	2.05 to 0.45	2.50	21.90	to 19.97
	2009	2,329	12.28	to 12.25	28,557	2.05 to 0.45	0.77	(1.76)	to (1.97)

International Value Trust Series I	2011	5,833	17.74	to 16.44	87,970	1.90 to 0.45	2.24	(13.24)	to (14.49)
	2010	6,982	20.45	to 19.23	123,081	1.90 to 0.45	1.90	7.50	to 5.95
	2009	8,033	19.02	to 18.15	133,409	1.90 to 0.45	2.12	35.16	to 33.22
	2008	9,996	14.07	to 13.62	124,275	1.90 to 0.45	3.17	(42.92)	to (43.75)
	2007	13,413	24.65	to 24.22	295,227	1.90 to 0.45	4.19	9.03	to 7.45

International Value Trust Series II	2011	5,397	20.19	to 18.82	89,100	2.05 to 0.45	2.08	(13.38)	to (14.75)
	2010	6,119	23.68	to 21.72	118,156	2.05 to 0.45	1.70	7.28	to 5.58
	2009	6,734	22.43	to 20.25	123,005	2.05 to 0.45	1.97	34.98	to 32.84
	2008	7,623	16.88	to 15.00	104,997	2.05 to 0.45	3.07	(43.07)	to (43.98)
	2007	9,361	30.14	to 26.35	231,324	2.05 to 0.45	3.64	8.86	to 7.13

Investment Quality Bond Trust Series I	2011	10,392	25.59	to 18.52	191,213	1.90 to 0.45	4.21	7.59	to 6.04
	2010	9,829	23.79	to 17.46	175,113	1.90 to 0.45	5.30	6.97	to 5.43
	2009	8,811	22.23	to 16.56	156,994	1.90 to 0.45	5.32	11.94	to 10.33
	2008	5,071	19.86	to 15.01	103,084	1.90 to 0.45	6.59	(2.12)	to (3.53)
	2007	5,274	20.29	to 15.56	120,393	1.90 to 0.45	8.94	5.73	to 4.20

Investment Quality Bond Trust Series II	2011	6,440	20.62	to 16.08	116,853	2.05 to 0.45	3.76	7.37	to 5.67
	2010	7,580	19.20	to 15.22	129,806	2.05 to 0.45	4.63	6.82	to 5.12
	2009	8,375	17.98	to 14.48	135,967	2.05 to 0.45	5.56	11.7	to 9.92
	2008	6,302	16.09	to 13.17	92,405	2.05 to 0.45	5.85	(2.26)	to (3.82)
	2007	8,639	16.47	to 13.69	130,926	2.05 to 0.45	8.68	5.44	to 3.76

100

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Large Cap Trust Series I	2011	7,956	$13.78	to $12.51	$102,935	1.90% to 0.45%	1.30%	(2.50)%	to (3.90)%
	2010	9,394	14.14	to 13.02	125,850	1.90 to 0.45	1.05	13.23	to 11.61
	2009	10,814	12.48	to 11.67	129,172	1.90 to 0.45	1.92	30.26	to 28.38
	2008	12,717	9.58	to 9.09	117,779	1.90 to 0.45	1.31	(39.79)	to (40.66)
	2007	15,761	15.92	to 15.32	244,826	1.90 to 0.45	0.52	(5.24)	to (6.17)

Large Cap Trust Series II	2011	639	13.65	to 12.27	8,074	2.05 to 0.45	1.13	(2.71)	to (4.25)
	2010	704	14.03	to 12.81	9,264	2.05 to 0.45	0.84	13.03	to 11.24
	2009	790	12.41	to 11.52	9,291	2.05 to 0.45	1.72	29.96	to 27.90
	2008	932	9.55	to 9.01	8,533	2.05 to 0.45	1.09	(39.95)	to (40.90)
	2007	1,178	15.90	to 15.24	18,167	2.05 to 0.45	0.59	0.81	to (0.79)

Large Cap Value Trust Series I	2011	—	21.86	to 19.47	—	1.90 to 0.45	0.47	7.59	to 7.09
	2010	994	20.31	to 18.18	18,618	1.90 to 0.45	1.17	9.42	to 7.85
	2009	1,158	18.56	to 16.85	20,019	1.90 to 0.45	1.58	10.14	to 8.56
	2008	1,450	16.85	to 15.53	23,027	1.90 to 0.45	1.38	(36.20)	to (37.12)
	2007	2,039	26.42	to 24.69	51,302	1.90 to 0.45	0.93	3.91	to 2.40

Large Cap Value Trust Series II	2011	—	21.66	to 19.06	—	2.05 to 0.45	0.45	7.53	to 6.97
	2010	1,126	20.15	to 17.82	20,765	2.05 to 0.45	0.98	9.21	to 7.48
	2009	1,134	18.45	to 16.58	19,357	2.05 to 0.45	1.42	9.86	to 8.12
	2008	1,229	16.79	to 15.34	19,316	2.05 to 0.45	1.24	(36.31)	to (37.32)
	2007	1,608	26.36	to 24.47	40,131	2.05 to 0.45	0.61	3.71	to 2.06

Lifestyle Aggressive Trust Series I	2011	5,510	15.42	to 14.44	84,681	1.90 to 0.45	1.65	(6.92)	to (8.26)
	2010	6,184	16.57	to 15.74	103,197	1.90 to 0.45	1.98	15.92	to 14.26
	2009	6,570	14.29	to 13.77	95,283	1.90 to 0.45	1.03	35.02	to 33.08
	2008	7,208	10.58	to 10.35	78,078	1.90 to 0.45	1.64	(42.25)	to (43.09)
	2007	9,206	18.33	to 18.19	175,525	1.90 to 0.45	9.29	8.06	to 6.50

Lifestyle Aggressive Trust Series II	2011	10,061	18.38	to 17.76	154,321	2.05 to 0.45	1.51	(7.14)	to (8.61)
	2010	11,278	20.11	to 19.12	188,589	2.05 to 0.45	1.74	15.60	to 13.77
	2009	12,202	17.67	to 16.54	178,414	2.05 to 0.45	0.85	34.85	to 32.71
	2008	12,730	13.32	to 12.27	140,031	2.05 to 0.45	1.49	(42.41)	to (43.33)
	2007	14,689	23.50	to 21.30	285,280	2.05 to 0.45	9.17	7.92	to 6.20

Lifestyle Balanced Trust Series I	2011	40,215	20.73	to 16.56	667,591	1.90 to 0.45	3.29	0.17	to (1.27)
	2010	40,354	20.69	to 16.77	699,738	1.90 to 0.45	2.74	11.24	to 9.64
	2009	40,030	18.60	to 15.29	662,526	1.90 to 0.45	4.71	30.16	to 28.29
	2008	35,216	14.29	to 11.92	488,816	1.90 to 0.45	2.92	(31.61)	to (32.60)
	2007	44,019	20.89	to 17.69	919,281	1.90 to 0.45	7.51	5.99	to 4.46

Lifestyle Balanced Trust Series II	2011	560,279	13.65	to 12.56	8,941,848	2.10 to 0.35	3.03	0.07	to (1.66)
	2010	606,988	13.88	to 12.55	9,859,909	2.10 to 0.35	2.59	11.10	to 11.06
	2009	611,485	16.63	to 11.30	9,123,269	2.05 to 0.35	4.44	30.02	to 27.83
	2008	536,639	13.01	to 8.69	6,354,575	2.05 to 0.35	3.27	(30.48)	to (32.84)
	2007	485,069	20.05	to 19.37	8,669,581	2.05 to 0.45	7.41	5.78	to 4.10

Lifestyle Balanced Trust Series NAV	2011	5	13.90	to 13.90	70	1.20 to 1.20	3.57	(0.53)	to (0.53)

Lifestyle Balanced PS Series II	2011	5,516	12.43	to 12.15	67,247	2.00 to 0.80	2.86	(0.56)	to (2.82)

Lifestyle Conservative Trust Series I	2011	11,273	24.20	to 17.51	213,263	1.90 to 0.45	4.13	3.76	to 2.27
	2010	11,548	23.32	to 17.12	220,274	1.90 to 0.45	2.68	8.63	to 7.07
	2009	11,453	21.47	to 15.99	208,449	1.90 to 0.45	5.85	21.16	to 19.42
	2008	8,662	17.72	to 13.39	143,844	1.90 to 0.45	4.40	(15.95)	to (17.16)
	2007	7,414	21.08	to 16.16	150,689	1.90 to 0.45	7.90	4.90	to 3.39

Lifestyle Conservative Trust Series II	2011	136,961	14.17	to 13.42	2,309,441	2.10 to 0.35	4.07	3.68	to 1.89
	2010	141,829	13.67	to 13.17	2,342,621	2.10 to 0.35	2.52	8.49	to 5.39
	2009	133,572	15.23	to 12.60	2,071,302	2.05 to 0.35	5.98	21.01	to 18.98
	2008	89,201	12.80	to 10.41	1,171,315	2.05 to 0.35	5.44	(16.69)	to (17.39)
	2007	40,759	17.39	to 15.49	653,822	2.05 to 0.45	7.84	4.70	to 3.03

101

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Lifestyle Conservative PS Series II	2011	2,167	$12.52	to $12.50	$27,160	2.00% to 0.80%	3.27%	0.13%	to (0.03)%

Lifestyle Growth Trust Series I	2011	37,273	18.23	to 15.52	565,281	1.90 to 0.45	2.69	(2.04)	to (3.45)
	2010	36,720	18.61	to 16.08	595,817	1.90 to 0.45	2.47	12.51	to 10.89
	2009	35,026	16.54	to 14.50	534,792	1.90 to 0.45	3.45	32.70	to 30.79
	2008	33,091	12.47	to 11.09	410,760	1.90 to 0.45	2.40	(36.89)	to (37.80)
	2007	38,655	19.75	to 17.82	781,228	1.90 to 0.45	7.68	7.04	to 5.49

Lifestyle Growth Trust Series II	2011	737,881	13.78	to 11.87	11,115,623	2.10 to 0.35	2.46	(2.15)	to (3.84)
	2010	778,123	14.34	to 12.13	12,206,253	2.10 to 0.35	2.26	14.68	to 12.44
	2009	783,017	17.07	to 10.78	11,149,868	2.05 to 0.35	3.24	32.48	to 30.25
	2008	739,885	13.11	to 8.14	8,170,434	2.05 to 0.35	2.53	(34.88)	to (37.96)
	2007	667,867	20.56	to 21.12	12,027,024	2.05 to 0.45	7.35	6.77	to 5.07

Lifestyle Growth Trust Series NAV	2011	11	14.03	to 14.03	150	1.20 to 1.20	2.83	(2.72)	to (2.72)

Lifestyle Growth PS Series II	2011	7,241	12.39	to 11.92	86,637	2.00 to 0.80	2.16	(0.89)	to (4.63)

Lifestyle Moderate Trust Series I	2011	14,027	22.23	to 16.88	250,835	1.90 to 0.45	3.53	1.87	to 0.41
	2010	14,332	21.82	to 16.81	265,027	1.90 to 0.45	2.70	10.06	to 8.47
	2009	13,923	19.83	to 15.50	245,632	1.90 to 0.45	4.95	26.69	to 24.87
	2008	12,359	15.65	to 12.41	188,774	1.90 to 0.45	3.72	(24.57)	to (25.66)
	2007	14,006	20.75	to 16.70	290,199	1.90 to 0.45	7.68	4.82	to 3.30

Lifestyle Moderate Trust Series II	2011	172,998	13.60	to 13.44	2,801,218	2.10 to 0.35	3.36	1.78	to 0.02
	2010	182,151	13.59	to 13.20	2,947,542	2.10 to 0.35	2.53	10.01	to 8.75
	2009	175,830	15.75	to 12.00	2,638,640	2.05 to 0.35	5.00	26.42	to 24.29
	2008	137,848	12.67	to 9.49	1,689,787	2.05 to 0.35	4.26	(24.06)	to (25.90)
	2007	108,763	18.46	to 17.10	1,817,725	2.05 to 0.45	7.55	4.61	to 2.94

Lifestyle Moderate PS Series II	2011	2,737	12.48	to 12.31	33,824	2.00 to 0.80	2.82	(0.20)	to (1.48)

Mid Cap Index Trust Series I	2011	1,598	23.37	to 19.04	32,480	1.90 to 0.45	0.61	(2.69)	to (4.09)
	2010	1,987	24.01	to 19.85	41,949	1.90 to 0.45	1.06	25.42	to 23.61
	2009	2,155	19.15	to 16.06	36,668	1.90 to 0.45	1.02	36.15	to 34.19
	2008	2,545	14.06	to 11.97	32,196	1.90 to 0.45	0.93	(36.70)	to (37.62)
	2007	2,828	22.22	to 19.19	57,218	1.90 to 0.45	1.27	7.03	to 5.48

Mid Cap Index Trust Series II	2011	3,634	21.75	to 20.96	67,846	2.05 to 0.45	0.45	(2.90)	to (4.44)
	2010	4,172	22.77	to 21.59	81,260	2.05 to 0.45	0.82	25.24	to 23.26
	2009	4,703	18.47	to 17.24	74,103	2.05 to 0.45	0.84	35.77	to 33.61
	2008	5,042	13.82	to 12.70	59,488	2.05 to 0.45	0.70	(36.81)	to (37.82)
	2007	4,747	22.23	to 20.09	89,771	2.05 to 0.45	0.85	6.85	to 5.14

Mid Cap Stock Trust Series I	2011	10,034	18.41	to 17.97	146,328	1.90 to 0.45	0.00	(9.61)	to (10.91)
	2010	10,956	20.37	to 20.17	183,429	1.90 to 0.45	0.00	22.53	to 20.77
	2009	11,822	16.70	to 16.62	167,211	1.90 to 0.45	0.00	30.76	to 28.88
	2008	13,282	12.96	to 12.71	148,055	1.90 to 0.45	0.00	(44.02)	to (44.83)
	2007	14,502	23.49	to 22.71	292,411	1.90 to 0.45	0.00	23.01	to 21.24

Mid Cap Stock Trust Series II	2011	4,954	21.57	to 20.67	91,649	2.05 to 0.45	0.00	(9.80)	to (11.23)
	2010	5,660	23.92	to 23.28	117,687	2.05 to 0.45	0.00	22.25	to 20.32
	2009	6,241	19.57	to 19.35	107,670	2.05 to 0.45	0.00	30.46	to 28.39
	2008	6,954	15.07	to 15.00	93,272	2.05 to 0.45	0.00	(44.12)	to (45.01)
	2007	7,457	27.41	to 26.84	182,162	2.05 to 0.45	0.00	22.80	to 20.84

Mid Value Trust Series I	2011	3,837	17.33	to 15.74	62,545	1.90 to 0.45	0.67	(5.35)	to (6.71)
	2010	4,754	18.31	to 16.87	82,548	1.90 to 0.45	2.00	15.64	to 13.97
	2009	5,578	15.84	to 14.80	84,585	1.90 to 0.45	0.45	35.03	to 33.73

Mid Value Trust Series II	2011	4,560	17.24	to 15.50	72,765	2.05 to 0.45	0.49	(5.46)	to (6.96)
	2010	5,481	18.24	to 16.66	93,544	2.05 to 0.45	1.80	15.27	to 13.44
	2009	6,142	15.82	to 14.68	92,029	2.05 to 0.45	0.35	45.36	to 43.05
	2008	700	10.89	to 10.26	7,325	2.05 to 0.45	0.92	(35.17)	to (36.21)
	2007	890	16.79	to 16.09	14,516	2.05 to 0.45	1.68	(0.15)	to (1.74)

102

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Money Market Trust Series I	2011	11,391	$16.23	to $12.10	$172,109	2.10% to 0.45%	0.00%	(0.38)%	to (2.00)%
	2010	11,385	16.29	to 12.35	176,239	2.10 to 0.45	0.00	(0.45)	to (1.22)
	2009	15,261	16.36	to 12.61	240,290	1.90 to 0.45	0.22	(0.25)	to (1.69)
	2008	22,608	16.40	to 12.83	365,001	1.90 to 0.45	1.73	1.31	to (0.16)
	2007	19,225	16.19	to 12.85	312,447	1.90 to 0.45	4.46	4.09	to 2.58

Money Market Trust Series II	2011	69,706	12.45	to 11.96	862,728	2.05 to 0.35	0.00	(0.28)	to (1.95)
	2010	65,835	12.49	to 12.20	826,856	2.05 to 0.35	0.00	(0.35)	to (2.03)
	2009	88,917	12.53	to 12.45	1,133,525	2.05 to 0.35	0.08	(0.27)	to (1.95)
	2008	107,097	12.70	to 12.56	1,383,024	2.05 to 0.35	1.38	0.52	to (0.51)
	2007	33,634	13.80	to 12.76	434,277	2.05 to 0.45	4.23	3.88	to 2.22

Money Market Trust B Series NAV	2011	2,116	12.40	to 12.03	26,096	2.05 to 1.40	0.00	(1.30)	to (1.94)
	2010	2,097	12.57	to 12.27	26,236	2.05 to 1.40	0.05	(1.34)	to (1.98)
	2009	2,575	12.74	to 12.52	32,692	2.05 to 1.40	0.49	(0.92)	to (1.56)
	2008	2,982	12.86	to 12.72	38,239	2.05 to 1.40	2.10	0.69	to 0.04
	2007	3,382	12.77	to 12.71	43,140	2.05 to 1.40	3.06	2.14	to 1.70

Mutual Shares Trust Series I	2011	16,469	11.51	to 11.18	188,918	1.55 to 0.80	0.95	(1.73)	to (2.46)
	2010	14,733	11.72	to 11.47	172,166	1.55 to 0.80	2.97	10.63	to 9.80
	2009	11,608	10.59	to 10.44	122,736	1.55 to 0.80	2.01	26.32	to 25.38
	2008	2,191	8.38	to 8.33	18,360	1.55 to 0.80	2.97	(32.93)	to (33.37)

Natural Resources Trust Series II	2011	3,724	37.77	to 32.89	112,991	2.05 to 0.45	0.29	(20.73)	to (21.99)
	2010	4,484	47.65	to 42.16	174,979	2.05 to 0.45	0.42	14.36	to 12.54
	2009	4,957	41.67	to 37.46	173,158	2.05 to 0.45	0.68	58.18	to 55.67
	2008	4,520	26.34	to 24.06	103,282	2.05 to 0.45	0.28	(51.93)	to (52.70)
	2007	5,633	54.80	to 50.87	279,654	2.05 to 0.45	0.82	39.80	to 37.57

PIMCO All Asset	2011	1,756	18.82	to 16.65	30,376	2.05 to 0.45	6.52	1.20	to (0.40)
	2010	1,850	18.60	to 16.72	31,947	2.05 to 0.45	7.07	12.20	to 10.42
	2009	1,526	16.57	to 15.14	23,774	2.05 to 0.45	6.80	20.77	to 18.85
	2008	1,542	13.72	to 12.74	20,097	2.05 to 0.45	5.31	(16.55)	to (17.88)
	2007	1,761	16.44	to 15.51	27,809	2.05 to 0.45	6.56	7.51	to 5.80

Real Estate Securities Trust Series I	2011	1,504	31.88	to 28.08	48,039	1.90 to 0.45	1.38	8.97	to 7.41
	2010	1,872	29.26	to 26.14	55,339	1.90 to 0.45	1.84	28.62	to 26.77
	2009	2,091	22.75	to 20.62	48,549	1.90 to 0.45	3.38	29.59	to 27.72
	2008	2,584	17.55	to 16.15	46,813	1.90 to 0.45	3.13	(39.70)	to (40.57)
	2007	3,404	29.11	to 27.17	103,497	1.90 to 0.45	2.61	(15.99)	to (17.21)

Real Estate Securities Trust Series II	2011	2,549	30.03	to 25.14	65,291	2.05 to 0.45	1.23	8.75	to 7.02
	2010	3,033	27.62	to 23.49	72,145	2.05 to 0.45	1.63	28.29	to 26.26
	2009	3,297	21.53	to 18.61	62,000	2.05 to 0.45	3.26	29.46	to 27.40
	2008	3,569	16.63	to 14.60	53,641	2.05 to 0.45	2.88	(39.85)	to (40.81)
	2007	4,179	27.65	to 24.67	106,983	2.05 to 0.45	2.10	(16.15)	to (17.49)

Real Return Bond Trust Series II	2011	3,909	19.79	to 17.23	70,205	2.05 to 0.45	3.61	11.36	to 9.60
	2010	4,727	17.77	to 15.72	77,016	2.05 to 0.45	10.80	8.18	to 6.46
	2009	5,613	16.42	to 14.76	85,502	2.05 to 0.45	0.09	18.69	to 16.81
	2008	5,990	13.84	to 12.64	77,729	2.05 to 0.45	0.55	(11.94)	to (13.34)
	2007	5,983	15.71	to 14.58	89,176	2.05 to 0.45	6.36	10.59	to 8.83

Science & Technology Trust Series I	2011	6,739	13.64	to 10.36	84,728	1.90 to 0.45	0.00	(8.16)	to (9.48)
	2010	8,374	14.85	to 11.45	113,408	1.90 to 0.45	0.00	24.05	to 22.27
	2009	9,847	11.97	to 9.36	108,495	1.90 to 0.45	0.00	63.75	to 61.39
	2008	11,304	7.31	to 5.80	77,390	1.90 to 0.45	0.00	(44.70)	to (45.50)
	2007	14,544	13.22	to 10.64	183,287	1.90 to 0.45	0.00	19.03	to 17.30

Science & Technology Trust Series II	2011	2,616	18.45	to 18.19	40,402	2.05 to 0.45	0.00	(8.39)	to (9.84)
	2010	3,165	20.46	to 19.86	53,799	2.05 to 0.45	0.00	23.83	to 21.86
	2009	3,709	16.79	to 16.04	51,365	2.05 to 0.45	0.00	63.40	to 60.81
	2008	3,149	10.44	to 9.81	27,165	2.05 to 0.45	0.00	(44.79)	to (45.67)
	2007	4,023	19.21	to 17.77	63,303	2.05 to 0.45	0.00	18.73	to 16.84

103

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Short Term Government Income Trust Series I	2011	5,231	$12.99	to $12.68	$66,861	$1.90 to $0.45	2.24%	2.31%	to 0.84%
	2010	6,422	12.69	to 12.57	81,022	1.90 to 0.45	1.41	1.55	to 0.57

Short Term Government Income Trust Series II	2011	5,381	12.95	to 12.6	68,363	2.05 to 0.45	2.31	2.10	to 0.49
	2010	5,947	12.68	to 12.54	74,874	2.05 to 0.45	1.24	1.43	to 0.34

Small Cap Growth Trust Series I	2011	34	12.39	to 12.03	425	1.55 to 0.80	0.00	(7.56)	to (8.25)
	2010	15	13.40	to 13.11	203	1.55 to 0.80	0.00	21.10	to 20.20
	2009	8	11.07	to 10.91	86	1.55 to 0.80	0.00	33.51	to 32.51
	2008	2	8.29	to 8.23	17	1.55 to 0.80	0.00	(33.69)	to (34.13)

Small Cap Growth Trust Series II	2011	1,815	18.29	to 16.44	29,743	2.05 to 0.45	0.00	(7.43)	to (8.90)
	2010	1,880	19.76	to 18.04	33,604	2.05 to 0.45	0.00	21.16	to 19.24
	2009	2,052	16.31	to 15.13	30,671	2.05 to 0.45	0.00	33.82	to 31.70
	2008	2,215	12.18	to 11.49	25,137	2.05 to 0.45	0.00	(40.07)	to (41.03)
	2007	1,950	20.33	to 19.48	37,591	2.05 to 0.45	0.00	13.26	to 11.45

Small Cap Index Trust Series I	2011	867	16.71	to 12.5	14,214	1.90 to 0.45	1.08	(4.93)	to (6.30)
	2010	1,068	17.83	to 12.50	18,602	1.90 to 0.45	0.51	25.80	to 23.99
	2009	1,130	14.38	to 12.50	15,815	1.90 to 0.45	0.80	26.08	to 24.26
	2008	1,375	12.16	to 11.57	15,410	1.90 to 0.45	1.23	(34.01)	to (34.96)
	2007	1,722	17.80	to 12.50	29,608	1.90 to 0.45	1.63	(2.61)	to (4.02)

Small Cap Index Trust Series II	2011	3,112	19.84	to 18.67	52,726	2.05 to 0.45	0.91	(5.07)	to (6.57)
	2010	3,570	21.23	to 19.67	64,425	2.05 to 0.45	0.28	25.53	to 23.54
	2009	4,053	17.19	to 15.67	58,966	2.05 to 0.45	0.61	25.78	to 23.78
	2008	4,455	13.88	to 12.46	52,121	2.05 to 0.45	1.03	(34.13)	to (35.18)
	2007	5,338	21.42	to 18.91	95,874	2.05 to 0.45	0.90	(2.79)	to (4.34)

Small Cap Opportunities Trust Series I	2011	1,177	22.55	to 19.89	24,200	1.90 to 0.45	0.09	(3.60)	to (4.98)
	2010	1,570	23.39	to 20.93	33,857	1.90 to 0.45	0.00	29.09	to 27.23
	2009	1,686	18.12	to 16.45	28,464	1.90 to 0.45	0.00	33.26	to 31.34
	2008	2,041	13.60	to 12.53	26,145	1.90 to 0.45	2.31	(42.39)	to (43.23)
	2007	2,602	23.61	to 22.06	58,486	1.90 to 0.45	1.89	(8.08)	to (9.41)

Small Cap Opportunities Trust Series II	2011	1,418	22.25	to 19.37	27,349	2.05 to 0.45	0.06	(3.76)	to (5.28)
	2010	1,697	23.12	to 20.45	34,524	2.05 to 0.45	0.00	28.76	to 26.72
	2009	1,672	17.95	to 16.14	26,864	2.05 to 0.45	0.00	33.00	to 30.89
	2008	1,805	13.50	to 12.33	22,321	2.05 to 0.45	2.10	(42.51)	to (43.43)
	2007	2,158	23.48	to 21.79	47,273	2.05 to 0.45	1.53	(8.22)	to (9.69)

Small Cap Value Trust Series I	2011	35	15.65	to 15.20	541	1.55 to 0.80	0.92	0.24	to (0.51)
	2010	27	15.61	to 15.28	416	1.55 to 0.80	0.40	25.10	to 24.16
	2009	19	12.48	to 12.30	241	1.55 to 0.80	0.95	27.63	to 26.67
	2008	1	9.78	to 9.71	8	1.55 to 0.80	4.41	(21.77)	to (22.29)

Small Cap Value Trust Series II	2011	2,404	19.36	to 17.4	42,339	2.05 to 0.45	0.58	0.39	to (1.20)
	2010	2,769	19.28	to 17.61	49,174	2.05 to 0.45	0.15	25.36	to 23.38
	2009	2,611	15.38	to 14.27	37,414	2.05 to 0.45	0.40	27.81	to 25.78
	2008	3,964	12.03	to 11.35	45,279	2.05 to 0.45	1.00	(26.60)	to (27.77)
	2007	4,136	16.39	to 15.71	65,291	2.05 to 0.45	0.56	(3.57)	to (5.11)

Small Company Value Trust Series I	2011	2,555	26.76	to 22.42	61,601	1.90 to 0.45	0.53	(1.37)	to (2.79)
	2010	3,138	27.13	to 23.07	77,464	1.90 to 0.45	1.34	20.81	to 19.08
	2009	3,877	22.46	to 19.37	80,022	1.90 to 0.45	0.37	27.11	to 25.28
	2008	4,835	17.67	to 15.46	79,388	1.90 to 0.45	0.68	(27.38)	to (28.43)
	2007	6,599	24.33	to 21.61	150,842	1.90 to 0.45	0.15	(1.64)	to (3.07)

Small Company Value Trust Series II	2011	3,365	22.22	to 21.81	66,734	2.05 to 0.45	0.36	(1.64)	to (3.20)
	2010	3,908	22.59	to 22.53	79,850	2.05 to 0.45	1.16	20.61	to 18.70
	2009	4,564	18.98	to 18.73	78,532	2.05 to 0.45	0.23	26.90	to 24.89
	2008	5,166	15.20	to 14.76	71,273	2.05 to 0.45	0.47	(27.54)	to (28.70)
	2007	6,481	21.32	to 20.37	125,798	2.05 to 0.45	0.00	(1.85)	to (3.42)

104

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Smaller Company Growth Trust Series I	2011	1,905	$15.13	to $14.67	$28,212	1.90% to 0.45%	0.00%	(7.52)%	to (8.85)%
	2010	2,378	16.36	to 16.10	38,476	1.90 to 0.45	0.00	24.48	to 22.69
	2009	2,847	13.14	to 13.12	37,391	1.90 to 0.45	0.00	5.16	to 4.96

Smaller Company Growth Trust Series II	2011	1,221	15.07	to 14.56	17,933	2.05 to 0.45	0.00	(7.71)	to (9.17)
	2010	1,433	16.33	to 16.03	23,083	2.05 to 0.45	0.00	24.29	to 22.32
	2009	1,649	13.14	to 13.11	21,623	2.05 to 0.45	0.00	5.09	to 4.87

Strategic Income Opportunities Trust Series I	2011	3,257	20.00	to 17.90	60,232	1.90 to 0.45	9.99	1.57	to 0.11
	2010	4,069	19.69	to 17.88	74,818	1.90 to 0.45	7.29	1.76	to 1.53

Strategic Income Opportunities Trust Series II	2011	3,621	19.96	to 17.66	64,718	2.05 to 0.45	9.94	1.43	to (0.18)
	2010	4,426	19.68	to 17.69	78,798	2.05 to 0.45	20.62	15.00	to 13.18
	2009	768	17.11	to 15.63	12,305	2.05 to 0.45	6.37	25.87	to 23.87
	2008	711	13.59	to 12.62	9,164	2.05 to 0.45	9.38	(9.18)	to (10.62)
	2007	1,038	14.97	to 14.11	14,897	2.05 to 0.45	1.82	5.06	to 3.38

Total Bond Market Trust A Series II	2011	8,743	13.25	to 13.21	123,394	2.10 to 0.45	4.94	6.36	to 4.62
	2010	3,043	12.63	to 12.46	40,747	2.10 to 0.45	3.56	1.01	to (0.32)
	2009	64	13.63	to 12.35	869	2.05 to 1.20	2.31	2.10	to (1.19)
	2008	67	13.49	to 13.35	906	2.05 to 1.40	2.29	4.05	to 3.37
	2007	35	12.97	to 12.91	459	2.05 to 1.40	2.75	3.74	to 3.29

Total Bond Market Trust A – Series NAV	2011	8,369	14.50	to 14.22	121,074	1.55 to 0.80	3.65	6.33	to 5.54
	2010	6,262	13.64	to 13.47	85,282	1.55 to 0.80	4.17	4.99	to 4.20
	2009	2,361	12.99	to 12.93	30,655	1.55 to 0.80	5.95	3.94	to 3.43

Total Return Trust Series I	2011	8,767	25.51	to 19.18	189,221	1.90 to 0.45	4.10	3.45	to 1.96
	2010	11,096	24.66	to 18.81	234,959	1.90 to 0.45	2.38	7.16	to 5.62
	2009	12,463	23.01	to 17.81	250,132	1.90 to 0.45	3.98	13.08	to 11.46
	2008	13,162	20.35	to 15.98	237,527	1.90 to 0.45	4.71	2.30	to 0.83
	2007	14,285	19.89	to 15.85	254,967	1.90 to 0.45	7.40	8.00	to 6.44

Total Return Trust Series II	2011	14,095	21.00	to 16.50	261,575	2.05 to 0.45	3.93	3.24	to 1.61
	2010	17,037	20.34	to 16.24	310,049	2.05 to 0.45	2.14	6.92	to 5.23
	2009	17,776	19.02	to 15.43	306,156	2.05 to 0.45	3.94	12.85	to 11.06
	2008	15,080	16.85	to 13.90	233,587	2.05 to 0.45	4.73	2.14	to 0.51
	2007	13,300	16.50	to 13.83	204,912	2.05 to 0.45	7.15	7.79	to 6.07

Total Stock Market Index Trust Series I	2011	940	13.70	to 13.23	11,170	1.90 to 0.45	1.19	(0.17)	to (1.61)
	2010	1,105	13.92	to 13.25	13,295	1.90 to 0.45	1.30	16.67	to 14.99
	2009	1,289	12.11	to 11.36	13,420	1.90 to 0.45	1.60	28.29	to 26.44
	2008	1,405	9.57	to 8.85	11,555	1.90 to 0.45	1.46	(37.48)	to (38.39)
	2007	1,875	15.54	to 14.16	24,997	1.90 to 0.45	2.16	4.70	to 3.19

Total Stock Market Index Trust Series II	2011	2,152	17.27	to 17.27	33,256	2.05 to 0.45	1.00	(0.29)	to (1.87)
	2010	2,547	17.60	to 17.32	39,945	2.05 to 0.45	1.07	16.36	to 14.52
	2009	3,056	15.37	to 14.88	41,686	2.05 to 0.45	1.40	27.95	to 25.92
	2008	3,348	12.21	to 11.63	36,104	2.05 to 0.45	1.29	(37.57)	to (38.57)
	2007	4,118	19.87	to 18.63	71,822	2.05 to 0.45	1.16	4.51	to 2.84

Ultra Short Term Bond Trust Series I	2011	255	12.39	to 12.27	3,160	1.55 to 0.80	2.66	(0.67)	to (1.41)
	2010	54	12.47	to 12.44	677	1.55 to 0.80	1.41	(0.20)	to (0.47)

Ultra Short Term Bond Trust Series II	2011	10,258	12.42	to 12.12	125,370	2.10 to 0.35	1.98	(0.43)	to (2.15)
	2010	2,854	12.47	to 12.38	35,418	2.10 to 0.35	1.17	(0.23)	to (0.95)

Utilities Trust Series I	2011	987	23.06	to 22.70	20,484	1.90 to 0.45	3.51	6.17	to 4.65
	2010	1,163	21.72	to 21.69	22,951	1.90 to 0.45	2.23	13.41	to 11.78
	2009	1,410	19.40	to 19.15	24,792	1.90 to 0.45	4.66	33.17	to 31.25
	2008	1,675	14.78	to 14.38	22,339	1.90 to 0.45	2.42	(38.92)	to (39.81)
	2007	2,640	24.56	to 23.54	58,247	1.90 to 0.45	1.91	26.83	to 24.99

105

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

December 31, 2011

7.	Unit Values - (Continued)

		At December 31,				For the years and periods ended December 31,
Subaccount	Year	Units (000s)	Unit Fair Value Highest to Lowest		Assets (000s)	Expense Ratio Highest to Lowest*	Investment Income Ratio**	Total Return Highest to Lowest***
Utilities Trust Series II	2011	819	$35.01	to $31.6	$25,253	2.05% to 0.45%	3.47%	6.10%	to 4.42%
	2010	908	32.99	to 30.27	26,637	2.05 to 0.45	2.11	13.11	to 11.32
	2009	1,087	29.17	to 27.19	28,487	2.05 to 0.45	4.54	32.87	to 30.76
	2008	1,290	21.95	to 20.79	25,714	2.05 to 0.45	2.18	(39.01)	to (39.98)
	2007	1,984	35.99	to 34.64	65,472	2.05 to 0.45	1.64	26.53	to 24.51

Value Opportunities	2011	111	62.26	to 16.14	3,696	1.90 to 1.40	0.22	(3.90)	to (4.38)
	2010	143	64.78	to 16.88	4,893	1.90 to 1.40	0.36	26.71	to 26.08
	2009	167	51.13	to 13.39	4,610	1.90 to 1.40	0.49	26.46	to 25.83
	2008	225	40.43	to 10.64	4,838	1.90 to 1.40	0.49	(41.03)	to (41.33)
	2007	299	68.56	to 18.13	11,280	1.90 to 1.40	0.12	(2.42)	to (2.91)

Value Trust Series I	2011	4,433	24.63	to 18.51	88,764	1.90 to 0.45	1.06	0.53	to (0.92)
	2010	5,104	24.50	to 18.68	104,428	1.90 to 0.45	0.98	21.67	to 19.92
	2009	5,781	20.14	to 15.58	99,043	1.90 to 0.45	1.36	40.55	to 38.52
	2008	4,528	14.33	to 11.25	67,974	1.90 to 0.45	1.00	(41.14)	to (41.99)
	2007	5,824	24.34	to 19.39	154,363	1.90 to 0.45	1.33	7.73	to 6.17

Value Trust Series II	2011	1,384	23.91	to 21.96	26,358	2.05 to 0.45	0.84	0.38	to (1.21)
	2010	1,628	24.20	to 21.88	31,318	2.05 to 0.45	0.77	21.41	to 19.49
	2009	1,798	20.25	to 18.02	28,922	2.05 to 0.45	1.12	40.16	to 37.94
	2008	2,060	14.68	to 12.86	24,021	2.05 to 0.45	0.79	(41.22)	to (42.16)
	2007	2,511	25.39	to 21.87	50,705	2.05 to 0.45	1.00	7.52	to 5.80

(*)	These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.
(**)	These ratios, which are not annualized, represent the distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.
(***)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

106

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1)

(i)     Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H—Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002 (the “Pre-Effective Amendment”).

	(2)	Agreements for custody of securities and similar investments -NOT APPLICABLE.

	(3)	(i) Underwriting Agreement dated August 10, 1995—Incorporated by reference to Exhibit (b) (3) (i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)    Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24.(b) (3) (ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

.

	(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24. (b) (3) (iii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4)	(i)	(A)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v20/21)—Incorporated by reference to Exhibit (b) (4) (i) (A) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

		(B)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(C)	Form of Specimen Income Plus for Life—Joint Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(D)	Form of Specimen Principal Plus for Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(E)	Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(F)	Form of Specimen Principal Returns Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(G)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

	(ii)	(B)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v7)—Incorporated by reference to Exhibit (b) (4) (i) (B) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

(1)    Form of Specimen Death Benefit Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v7)—Previously filed as Exhibit (b) (4) (ii) (B) (1) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

(2)    Form of Specimen Endorsements to Contract (v7): (i) Individual Retirement Annuity Endorsement; (ii) Retirement Equity Act Endorsement; (iii) Tax-sheltered Annuity Endorsement; (iv) Qualified Plan Endorsement Section 401 Plans—Previously filed as Exhibit (b) (4) (ii) (B) (2) to post-effective amendment no. 4 to
Form N-4 (file no. 33-76162) filed February 25, 1998.

		(C)	Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating—Previously filed as Exhibit (b) (4) (ii) (C) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

		(D)	Form of Fixed Account Endorsement (v20/21)—Previously filed as Exhibit (b) (4) (ii) (E) to post-effective amendment no. 6 to Form N-4 (file no. 33-76162) filed March 1, 1999.

		(E)	Form of Roth Individual Retirement Annuity Endorsement—Previously filed as Exhibit (b) (4) (ii) (F) to post-effective amendment no. 6 to Form N-4 (file no. 33-76162) filed March 1, 1999.

	(iii)	Form of Guaranteed Income Rider (v20/21)—Previously filed as Exhibit (b) (4) (iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

	(iv)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit (b) (4) (iv) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

	(v)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit (b) (4) (v) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008

	(vi)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit (b) (4) (vi) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

	(vii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit (b) (4) (vii) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

	(viii)	Form of Specimen Income Plus for Life 5.09 single-life Rider (BR004Q.07), incorporated by reference to Exhibit 24(b) (4) (viii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(ix)	Form of Specimen Income Plus for Life 5.09 single-life Rider (BR004NQ.07) ), incorporated by reference to Exhibit 24(b) (4) (ix) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(x)	Form of Specimen Income Plus for Life joint-life 5.09 Rider (BR005Q.07) ), incorporated by reference to Exhibit 24(b) (4) (x) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(xi)	Form of Specimen Income Plus for Life joint-life 5.09 Rider (BR005NQ.07) ), incorporated by reference to Exhibit 24(b) (4) (xi) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

(5)	(i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b) (5) (i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

	(ii)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98)—Incorporated by reference to Exhibit (b) (5) (i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

	(iii)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture (APPVEN0507), incorporated by reference to Exhibit (b) (5) (iii) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3) (i) (a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b) (6) (iii) to post-effective amendment no. 20 to this registration statement, filed May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) (b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b) (6) (v) to Post-Effective Amendment No. 20 to this registration statement, filed May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to this Registration Statement, File No. 333-70728, filed November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to this Registration Statement File No. 333-70728, filed November 8, 2010.

(7)	(a)	(i)	Guaranteed Death Benefit Reinsurance Agreement for Ven 3 contracts between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Connecticut General Life Insurance Company (“CIGNA”), effective July 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(a)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(a)	(ii)	Guaranteed Death Benefit Reinsurance Agreement for Ven 7 contracts between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and CIGNA, effective July 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(a)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(a)	(iii)	Guaranteed Death Benefit Reinsurance Agreement for old Ven 20 series contracts between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and CIGNA, effective July 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(a)(iii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(a)	(iv)	Variable Annuity Reinsurance Agreement for Ven 20 series contracts between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and CIGNA, effective July 1, 1998, incorporated by reference to Exhibit 24.(b)(7)(a)(iv) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(b)	(i)	Automatic Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Swiss Re Life Company America, effective August 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(b)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(b)	(ii)	Automatic Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and Swiss Re Life Company America, effective July 1, 1998, incorporated by reference to Exhibit 24.(b)(7)(b)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(c)	(i)	Automatic Reinsurance Agreement No. 2001-47 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24.(b)(7)(c)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(c)	(ii)	Automatic Reinsurance Agreement No. 2001-48 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA

Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24.(b)(7)(c)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(d)	(i)	Variable Annuity GEM Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.)) and ACE Tempest Life Reinsurance Ltd., incorporated by reference to Exhibit 24.(b)(7)(d)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(d)	(ii)	Variable Annuity GMDB Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.)) and ACE Tempest Life Reinsurance Ltd., incorporated by reference to Exhibit 7(d)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(d)	(iii)	Variable Annuity GMIB Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.)) and ACE Tempest Life Reinsurance Ltd., incorporated by reference to Exhibit 24.(b)(7)(d)(iii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(e)		Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Merrill Lynch Life Insurance Company, effective January 1, 1997, incorporated by reference to Exhibit 24.(b)(7)(e) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(f)		Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24.(b)(7)(f) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

	(g)		Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Paine Webber Life Insurance Company, effective December 31, 1994, incorporated by reference to Exhibit 24.(b)(7)(g) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(i)	(A)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

		(B)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]

	(ii)	(A)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24.(b)(8)(ii)(A) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iii)	(A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

		(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(C)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(D)	Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(E)	Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

		(F)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(G)	Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to the Pre-Effective Amendment.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	Schedules of computation—Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule—NOT APPLICABLE.

(15)	(i)	Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen—incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment 33 to this Registration Statement, File No. 333-70728, filed on May 3, 2010.

	(ii)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 34 to this Registration Statement, File No. 333-70728, filed August 2, 2010.

	(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 36 to this Registration Statement, File No. 333-70728, filed on May 2, 2011.

	(iv)	Power of Attorney for Marianne Harrison. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
James R. Boyle***	Chairman and President
Jonathan Chiel*	Executive Vice President and General Counsel
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director and Executive Vice President
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer—U.S. Investments
Marianne Harrison†	Director and Executive Vice President
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President
Marc Costantini*	Executive Vice President
Peter Levitt**	Executive Vice President and Treasurer
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Michael Doughty††††	Executive Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
David Longfritz*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
Lynne Patterson*	Senior Vice President
Craig R. Raymond*	Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Tony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Arnold Bergman*	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
John E. Brabazon***	Vice President and Chief Financial Officer, Investments
Bob Carroll*	Vice President
Joseph Catalano†	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Terri Judge†	Vice President
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer—Retail Funds/Separate Accounts
David Kroach*	Vice President
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Robert F. Lussky, Jr.*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer—Investments
Peter J. Mongeau†	Vice President
Steven Moore**	Vice President
Scott Morin*	Vice President
Curtis Morrison***	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
James O’Brien†	Vice President
Frank O’Neill*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Yiji S. Starr*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 9, 2012

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Peter de Vries**	Vice President
Karen Walsh*	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President
Randy Zipse***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2011 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2011

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
38%
John Hancock Investment Management Services, LLC (Delaware)
57%
5%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Declaration Management & Research LLC (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.72%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management (Malaysia) Sdn Bhd (Malaysia)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of March 31, 2012, there were 130,612 qualified contracts and 94,131 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter

John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steven Finch***, Lynne Patterson*, Alan Seghezzi***, Christopher Walker** and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31.	Management Services.

None.

Item 32.	Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 30th day of April, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By:	/s/ James R. Boyle
James R. Boyle
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ James R. Boyle
James R. Boyle
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 30th day of April, 2012.

Signature	Title

/s/ James R. Boyle James R. Boyle	Chairman and President (Principal Executive Officer)

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Marianne Harrison	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel - Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION
24(b)(10)	Consent of Independent Registered Public Accounting Firm
24(b)(15)(iv)	Power of Attorney for Marianne Harrison